UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2021

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2021

On the following pages, you will find the 2021 annual report for the Portfolios1 (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”). The annual report covers the six- and 12-month periods ended September 30, 2021, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equities recorded strong double-digit returns over the 12-month period ended September 30, 2021. Accommodative monetary policy, widespread vaccination distribution, and strong company earnings growth supported equity markets throughout most of the period, but volatility increased recently as the accelerating economic recovery triggered inflationary fears.

Fixed-income market returns were mixed. Low interest rates set the stage for the continued outperformance of risk assets, led by high-yield emerging-market and developed-market US and European corporate bonds, along with high-yield emerging-market sovereign bonds.

The skew of risks around global growth has shifted markedly in recent months: from widespread optimism and upside risks to a more sober assessment of the outlook. We continue to be mindful of a more challenging growth/inflation mix and a less certain outlook for monetary policy.

China’s property market, the US debt ceiling, and soaring energy prices in Europe all cloud the outlook. We’re also concerned that supply-side dislocations stemming from COVID-19 could be more pervasive than expected.

As always, our portfolio teams are focused on balancing the opportunity for long-term growth with managing risk in the short term and responding nimbly to this fast-changing environment. Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

[1]	Please note that the information for the Overlay Portfolios of the SCB Fund may be found in a separate report.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”) invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

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2021 Annual Report	1

Portfolio Manager Commentary (continued)

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2021. The table also includes the Portfolio’s peer group, as represented by the Lipper Emerging Markets Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

Over both periods, both share classes of the Portfolio outperformed its benchmark and the Lipper Average. For the six-month period, performance was largely driven by country selection, as an underweight to China and overweights to Vietnam and Russia contributed, relative to the benchmark. Chinese stocks meaningfully underperformed emerging markets, as worries about the potential impact of regulatory changes to large-cap internet companies within the country, and the potential for wider spread impacts from the issues surrounding Chinese real estate developer Evergrande caused a sell off. Sector and stock selection were also positive as the Portfolio’s underweight to Chinese internet companies contributed, as did an overweight to financials and stock selection within the sector. The Portfolio’s underweights to the materials and energy sectors detracted, offsetting some of these gains.

Over the 12-month period, country, sector and stock selection contributed to returns. In addition to the Chinese regulatory concerns described over the six-month period, the Portfolio also benefited from underweights to sectors that had been seen as beneficiaries to pandemic-related economic lockdowns of the prior year, as sectors exposed to the global economy reopening rallied after the approval of COVID-19 vaccines. An underweight to Chinese internet consumer companies and overweights to cyclically sensitive sectors such as industrials, technology and financials added to returns, as did stock selection within these sectors. Underweights to materials and energy were moderate detractors.

The Portfolio utilized derivatives for hedging purposes in the form of currency forwards, which added to absolute returns for both periods.

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Bloomberg 1-Year Municipal Bond Index, for the six- and 12-month periods ended September 30, 2021. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

The Portfolio outperformed its benchmark and the Lipper Average for both periods. The Portfolio’s outperformance versus the benchmark during both periods was largely attributable to an overweight to credit, which added to relative returns after the sharp COVID-19 driven sell-off. The Portfolio’s longer-than-benchmark duration also added to returns. The Portfolio’s allocation to inflation hedges through the employment of Consumer Price Index (“CPI”) swaps contributed to performance, as the economy continued to rebound. The Portfolio’s yield-curve positioning detracted from returns.

The Portfolio utilized derivatives for hedging purposes in the form of interest rate swaps and inflation swaps, which had no material impact on absolute returns for either period.

The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 1.86% and 0.00%, respectively.

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

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2021 Annual Report	3

Portfolio Manager Commentary (continued)

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

The California Municipal and New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 14 shows each Portfolio’s performance compared to its benchmark, the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2021. The table also includes performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds for the New York Municipal Portfolio. Funds in the applicable Lipper Average have generally similar investment objectives to the corresponding Portfolio, although some of the funds have different investment policies, sales and management fees and fund expenses.

The California Municipal, Diversified Municipal and New York Municipal Portfolios outperformed their benchmark for both periods. For the 12-month period, the California Municipal and New York Municipal Portfolios outperformed the Lipper Average, while the Diversified Municipal Portfolio underperformed. For the six-month period, the California Municipal Portfolio performed in line with the Lipper Average, while the Diversified Municipal and New York Municipal Portfolios underperformed.

The Portfolios’ outperformance versus the benchmark during both periods was largely attributable to an overweight to credit, which added to relative returns after the sharp COVID-19 driven sell-off. The Portfolios’ allocation to inflation hedges through the employment of CPI swaps contributed to performance, as the economy continued to rebound. Over the 12-month period, an allocation to US Treasuries detracted from the Portfolios’ performance. For the six-month period, yield-curve positioning detracted from returns.

The Portfolios utilized interest rate swaps for hedging purposes and credit default swaps for investment purposes, which had no material impact on absolute returns for either period; inflation swaps were used for hedging purposes, which added to returns for both periods.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2021, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.03% and 0.00%, respectively, for California Municipal Portfolio; 5.04% and 0.00%, respectively, for Diversified Municipal Portfolio and 3.06% and 0.29%, respectively, for New York Municipal Portfolio.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2021. The table also includes the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio outperformed its benchmark and underperformed the Lipper Average. Sector allocation was the primary contributor to performance, relative to the benchmark, mostly due to underweights to US Treasuries and US agency mortgages, as well as exposure to inflation-linked securities and high-yield corporate bonds in the US. Security selection among investment-grade corporate bonds also contributed and exceeded losses among commercial mortgage-backed securities (“CMBS”). An underweight to the 20-year part of the yield curve was a modest contributor. Currency decisions detracted modestly, from losses in short positions in the New Zealand dollar and Canadian dollar that were larger than gains from long positions in the Russian ruble and euro.

During the six-month period, the Portfolio outperformed its benchmark and the Lipper Average. Sector allocation was the largest contributor to performance, due to an underweight to US agency mortgages and exposure to inflation-linked securities and high-yield corporate bonds in the US. Security

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Portfolio Manager Commentary (continued)

selection in investment-grade corporate bonds also added to returns and offset losses from US agency mortgages and CMBS. Currency decisions also contributed, as long positions in the Russian ruble and Swiss franc, along with shorts in the Australian dollar and Swedish krona offset losses from shorts in the euro and New Zealand dollar. Yield-curve positioning underweights on the 10- to 20-year parts of the yield curve detracted. Country allocations in the eurozone were a modest detractor during the period.

During both periods, the Portfolio utilized derivatives in the form of interest rate swaps, written swaptions and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. CPI swaps were used to hedge inflation and for investment purposes to incorporate the Portfolio’s Investment Management Team’s view on future inflation in the Portfolio. The utilization of government-agency-related To Be Announced mortgage positions was a significant contributor to the Portfolio’s turnover rate of 123%.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Intercontinental Exchange Bank of America (“ICE BofA”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended September 30, 2021. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Investment Grade Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During both periods, the Portfolio underperformed its benchmark and the Lipper Average. During the 12-month period, yield-curve positioning on the two- and 10-year parts of the yield curve was the primary detractor, relative to the benchmark. Sector allocation contributed the most, from allocations to inflation-linked bonds, asset-backed securities and investment-grade corporate bonds, which more than offset losses from collateralized loan obligations and credit risk-transfer securities. Security selection within investment-grade corporates also contributed. Country allocation and currency decisions did not have a material impact on performance during the period.

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Portfolio Manager Commentary (continued)

During the six-month period, yield-curve positioning on the 10-year part of the yield curve was the main detractor. Sector allocation to inflation-linked bonds and asset-backed securities contributed more than a shortfall within collateralized loan obligations. Security selection within investment-grade corporate bonds was a minor contributor. Country allocation and currency decisions did not materially impact performance.

During both periods, the Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

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Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ICE BofA® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other

(Disclosures & Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign

(Disclosures & Risks continued on next page)

2021 Annual Report	9

Disclosures and Risks (continued)

currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Emerging Markets Portfolio:

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income

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10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse, particularly in light of the economic impact of the recent spread of a novel coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the 2007–2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused

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2021 Annual Report	11

Disclosures and Risks (continued)

significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Intermediate Duration and Short Duration Plus Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

These risks are discussed in further detail in the Portfolios’ prospectus.

(Disclosures & Risks continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for the Emerging Markets Portfolio. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2021 Annual Report	13

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Emerging Markets Portfolio[1]	-1.99%	25.20%	7.64%	5.85%	6.82%	12/15/1995
Emerging Markets Portfolio Class Z	-1.85%	25.56%	7.91%	—	12.20%	1/15/2016
MSCI EM Index (net)	-3.45%	18.20%	9.23%	6.09%	6.50%
Lipper Emerging Markets Funds Average	-3.35%	20.03%	9.59%	6.78%	—

Short Duration Diversified Municipal Portfolio	0.27%	0.91%	1.25%	0.86%	2.33%	10/3/1994
Bloomberg 1-Year Municipal Bond Index	0.10%	0.44%	1.40%	1.05%	—
Lipper Short-Term Municipal Debt Funds Average	0.15%	0.61%	1.27%	1.05%	—

California Municipal Portfolio	0.77%	2.21%	2.06%	2.25%	4.05%	8/6/1990
Bloomberg 5-Year GO Municipal Bond Index	0.57%	0.85%	2.34%	2.37%	—
Lipper California Intermediate Municipal Debt Funds Average	0.77%	1.68%	2.24%	2.84%	—

Diversified Municipal Portfolio	0.89%	2.79%	2.35%	2.41%	4.30%	1/9/1989
Bloomberg 5-Year GO Municipal Bond Index	0.57%	0.85%	2.34%	2.37%	—
Lipper Intermediate Municipal Debt Funds Average	1.15%	2.85%	2.63%	2.92%	—

New York Municipal Portfolio	0.88%	3.38%	2.04%	2.25%	4.27%	1/9/1989
Bloomberg 5-Year GO Municipal Bond Index	0.57%	0.85%	2.34%	2.37%	—
Lipper New York Intermediate Municipal Debt Funds Average	0.96%	2.73%	2.15%	2.48%	—

Intermediate Duration Portfolio	1.91%	-0.23%	2.99%	3.24%	5.76%	1/17/1989
Bloomberg US Aggregate Bond Index	1.88%	-0.90%	2.94%	3.01%	6.00%
Lipper Core Bond Funds Average	1.90%	0.33%	3.09%	3.19%	—

Short Duration Plus Portfolio	-0.07%	0.01%	1.29%	0.93%	3.67%	12/12/1988
ICE BofA 1-3 Year US Treasury Index	0.02%	0.03%	1.63%	1.16%	—
Lipper Short-Term Investment Grade Debt Funds Average	0.56%	1.73%	2.23%	1.87%	—

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios as 1.30% and 1.04%, for Bernstein Class and Class Z shares, respectively, for Emerging Markets Portfolio; and for the Bernstein Classes, as 0.50% for Short Duration Diversified Municipal Portfolio; 0.55% for California Municipal Portfolio; 0.47% for Diversified Municipal Portfolio; 0.54% for New York Municipal Portfolio; 0.57% for Intermediate Duration Portfolio and 0.56% for Short Duration Plus Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

See Disclosures, Risks and Note About Historical Performance on pages 8–13.

(Historical Performance continued on next page)

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Emerging Markets—Bernstein Class Shares	Short Duration Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

California Municipal
Growth of a $25,000 Investment in the Portfolio

Diversified Municipal
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2021.

See Disclosures, Risks and Note About Historical Performance on pages 8–13.

(Historical Performance continued on next page)

2021 Annual Report	15

Historical Performance (continued from previous page)

New York Municipal	Intermediate Duration
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Short Duration Plus
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2021.

See Disclosures, Risks and Note About Historical Performance on pages 8–13.

16	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2021 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2021	ENDING ACCOUNT VALUE SEPTEMBER 30, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Emerging Markets Class Shares
Actual	$1,000	$980.10	$6.35	1.28%
Hypothetical**	$1,000	$1,018.65	$6.48	1.28%
Class Z
Actual	$1,000	$981.50	$5.12	1.03%
Hypothetical**	$1,000	$1,019.90	$5.22	1.03%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,002.70	$1.91	0.38%
Hypothetical**	$1,000	$1,023.16	$1.93	0.38%

California Municipal Class Shares
Actual	$1,000	$1,007.70	$2.72	0.54%
Hypothetical**	$1,000	$1,022.36	$2.74	0.54%

Diversified Municipal Class Shares
Actual	$1,000	$1,008.90	$2.32	0.46%
Hypothetical**	$1,000	$1,022.76	$2.33	0.46%

New York Municipal Class Shares
Actual	$1,000	$1,008.80	$2.67	0.53%
Hypothetical**	$1,000	$1,022.41	$2.69	0.53%

Intermediate Duration Class Shares
Actual	$1,000	$1,019.10	$2.83	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%

Short Duration Plus Class Shares
Actual	$1,000	$999.30	$2.26	0.45%
Hypothetical**	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2021 Annual Report	17

Portfolio Summary—September 30, 2021 (Unaudited)

Emerging Markets Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Financials	25.6%
Information Technology	20.3
Consumer Discretionary	16.3
Communication Services	7.0
Industrials	6.8
Materials	6.7
Utilities	4.9
Real Estate	4.0
Health Care	3.5
Energy	2.5
Consumer Staples	2.4

1	All data are as of September 30, 2021. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 4.3% in MSCI EM Index countries, 1.2% in other emerging-market countries and 0.5% in Canada.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2021 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

2021 Annual Report	19

Portfolio Summary—September 30, 2021 (Unaudited) (continued)

New York Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of September 30, 2021. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.0% in 24 different states and Guam.

3	“Other” represents less than 0.2% in 9 different states, American Samoa and Puerto Rico.

4	“Other” represents less than 2.2% in 33 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

5	“Other” represents less than 0.3% in 12 different states and American Samoa.

20	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2021 (Unaudited) (continued)

Intermediate Duration Portfolio

Security Type Breakdown[1]

Short Duration Plus Portfolio

Security Type Breakdown[1]

1	All data are as of September 30, 2021. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.2% in Agencies, Common Stocks and Governments—Sovereign Bonds.

2021 Annual Report	21

Statement of Assets and Liabilities—September 30, 2021

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,431,058,568	$304,232,213	$1,394,902,517

Affiliated issuers	23,229,129	0	0

Foreign currencies, at value (a)	4,339,326	0	0

Cash	0	426,406	4,654,624

Cash collateral due from broker	1,700,000	121,978	3,588,544

Receivables:

Dividends and interest	2,316,250	2,863,995	15,254,073

Affiliated dividends	159	143	0

Foreign withholding tax reclaims	22,594	0	0

Investment securities sold and foreign currency transactions	3,460,875	20,000	17,499,847

Capital shares sold	592,390	1,099,800	1,461,271

Variation margin on centrally cleared swaps	0	1,272	0

Unrealized appreciation of forward currency exchange contracts	2,843,561	0	0

Total assets	1,469,562,852	308,765,807	1,437,360,876

LIABILITIES

Cash collateral due to broker	850,000	0	0

Payables:

Dividends to shareholders	0	21,645	558,831

Investment securities purchased and foreign currency transactions	16,241,535	26,240,858	35,802,767

Capital shares redeemed	796,381	180,627	6,099,053

Management fee	1,155,901	44,827	474,534

Foreign capital gains taxes	1,397,101	0	0

Shareholder servicing fee	258,208	22,792	101,944

Transfer Agent fee	54,033	4,748	7,139

Distribution fee	0	0	20,383

Variation margin on centrally cleared swaps	0	0	20,154

Directors’ fees payable	0	23	0

Accrued expenses	493,476	99,763	253,457

Unrealized depreciation of forward currency exchange contracts	3,127,499	0	0

Market value on credit default swaps (b)	0	0	1,343,320

Unrealized depreciation of interest rate swaps	0	8,786	187,738

Total liabilities	24,374,134	26,624,069	44,869,320

NET ASSETS	$1,445,188,718	$282,141,738	$1,392,491,556

Cost of investments

Unaffiliated issuers	$1,206,878,628	$301,913,254	$1,345,914,843

Affiliated issuers	23,229,129	0	0

NET ASSETS CONSIST OF:

Capital stock, at par	$43,214	$22,089	$95,405

Additional paid-in capital	1,106,323,913	280,828,786	1,343,919,351

Distributable earnings (c)	338,821,591	1,290,863	48,476,800

	$1,445,188,718	$282,141,738	$1,392,491,556

(a) Cost: $4,359,426, $0 and $0, respectively. (Note 1)

(b) Net premiums received of $0, $0 and $489,355, respectively.

(c) Net of accrued foreign capital gains taxes on unrealized gains of $1,397,101, $0 and $0, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Emerging Markets Class/Short Duration Diversified Municipal Class/Municipal Class Shares

Net Assets	$1,225,395,448	$282,141,738	$1,228,752,362

Shares of capital stock outstanding	36,653,600	22,089,481	84,186,754

Net asset value, offering and redemption price per share	$33.43	$12.77	$14.60

Class A Shares

Net Assets			$76,219,533

Shares of capital stock outstanding			5,221,654

Net asset value and redemption price per share			$14.60

Sales charge—3.00% of public offering price			0.45

Maximum offering price			$15.05

Class C Shares

Net Assets			$4,828,023

Shares of capital stock outstanding			330,814

Net asset value and offering price per share			$14.59

Advisor Class Shares

Net Assets			$82,691,638

Shares of capital stock outstanding			5,665,571

Net asset value and offering price per share			$14.60

Class Z Shares

Net Assets	$219,793,270

Shares of capital stock outstanding	6,560,157

Net asset value and offering price per share	$33.50

See Notes to Financial Statements.

2021 Annual Report	23

Statement of Assets and Liabilities—September 30, 2021 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

ASSETS

Investments in securities, at value	$6,721,373,526	$1,782,698,305	$4,015,980,765

Foreign currencies, at value (a)	0	0	818,866

Cash	139,430,780	0	10,452,548

Cash collateral due from broker	20,306,050	4,300,431	7,472,230

Receivables:

Interest	69,547,414	19,571,835	17,686,470

Investment securities sold	670,000	7,379,311	92,909,409

Capital shares sold	9,219,031	1,914,782	1,914,219

Variation margin on futures	0	0	102,963

Variation margin on centrally cleared swaps	0	0	99,838

Market value on credit default swaps (b)	0	0	6,521,468

Unrealized appreciation of forward currency exchange contracts	0	0	731,328

Total assets	6,960,546,801	1,815,864,664	4,154,690,104

LIABILITIES

Due to custodian	0	8,553,768	0

Cash collateral due to broker	0	0	4,033,000

Payables:

Dividends to shareholders	3,066,037	827,169	1,457,933

Investment securities purchased	222,585,445	1,232,630	281,387,347

Capital shares redeemed	4,408,805	2,171,542	2,168,150

Management fee	1,895,752	598,821	1,368,393

Shareholder servicing fee	446,112	132,854	319,628

Variation margin on centrally cleared swaps	162,283	43,230	0

Foreign capital gains taxes	0	0	170,320

Distribution fee	87,924	31,617	365

Transfer Agent fee	38,982	9,944	41,134

Directors’ fees payable	0	0	105

Accrued expenses	625,130	283,286	467,647

Market value on credit default swaps (c)	5,616,102	1,875,818	14,951,605

Unrealized depreciation of interest rate swaps	865,759	257,183	0

Unrealized depreciation of forward currency exchange contracts	0	0	827,102

Total liabilities	239,798,331	16,017,862	307,192,729

NET ASSETS	$6,720,748,470	$1,799,846,802	$3,847,497,375

Cost of investments	$6,434,348,514	$1,712,899,934	$3,936,890,172

NET ASSETS CONSIST OF:

Capital stock, at par	$453,978	$126,292	$285,260

Additional paid-in capital	6,421,173,202	1,739,328,503	3,756,293,564

Distributable earnings	299,121,290	60,392,007	90,918,551

	$6,720,748,470	$1,799,846,802	$3,847,497,375

(a) Cost: $0, $0 and $818,670, respectively. (Note 1)

(b) Net premiums paid of $0, $0 and $13,483,731, respectively.

(c) Net premiums received of $2,016,512, $673,550 and $5,078,706, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class/Intermediate Duration Class Shares

Net Assets	$5,390,502,857	$1,606,924,099	$3,845,734,722

Shares of capital stock outstanding	364,139,102	112,750,165	285,128,997

Net asset value, offering and redemption price per share	$14.80	$14.25	$13.49

Class A Shares

Net Assets	$349,953,488	$116,552,406	$1,741,067

Shares of capital stock outstanding	23,622,831	8,180,747	128,922

Net asset value and redemption price per share	$14.81	$14.25	$13.50

Sales charge—3.00% for Diversified Municipal Portfolio and New York Municipal Portfolio, 4.25% for Intermediate Duration Portfolio of public offering price	0.46	0.44	0.60

Maximum offering price	$15.27	$14.69	$14.10

Class C Shares

Net Assets	$18,541,643	$8,981,815

Shares of capital stock outstanding	1,252,067	630,418

Net asset value and offering price per share	$14.81	$14.25

Advisor Class Shares

Net Assets	$456,385,831	$67,388,482	$11,464

Shares of capital stock outstanding	30,850,551	4,730,986	850

Net asset value and offering price per share	$14.79	$14.24	$13.49

Class Z Shares

Net Assets	$505,364,651		$10,122

Shares of capital stock outstanding	34,113,005		750.09

Net asset value and offering price per share	$14.81		$13.49

See Notes to Financial Statements.

2021 Annual Report	25

Statement of Assets and Liabilities—September 30, 2021 (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS

Investments in securities, at value	$254,179,223

Cash	9,717,037

Cash collateral due from broker	517,984

Receivables:

Interest	341,209

Investment securities sold	671

Capital shares sold	4,399

Variation margin on futures	21,178

Market value on credit default swaps (a)	400,667

Total assets	265,182,368

LIABILITIES

Cash collateral due to broker	338,000

Payables:

Dividends to shareholders	32,960

Investment securities purchased	1,624,696

Capital shares redeemed	88,925

Management fee	56,726

Shareholder servicing fee	20,264

Transfer Agent fee	6,308

Distribution fee	4,118

Variation margin on centrally cleared swaps	3,911

Accrued expenses	147,158

Market value on credit default swaps (b)	758,565

Total liabilities	3,081,631

NET ASSETS	$262,100,737

Cost of investments	$254,179,509

NET ASSETS CONSIST OF:

Capital stock, at par	$22,461

Additional paid-in capital	273,460,303

Accumulated loss	(11,382,027)

$262,100,737

(a) Net premiums paid of $839,697.

(b) Net premiums received of $242,215.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Short Duration Plus Class Shares

Net Assets	$245,284,797

Shares of capital stock outstanding	21,020,308

Net asset value, offering and redemption price per share	$11.67

Class A Shares

Net Assets	$15,783,640

Shares of capital stock outstanding	1,351,674

Net asset value and redemption price per share	$11.68

Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.20

Class C Shares

Net Assets	$1,032,300

Shares of capital stock outstanding	88,605

Net asset value and offering price per share	$11.65

See Notes to Financial Statements.

2021 Annual Report	27

Statement of Operations—for the year ended September 30, 2021

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$1,340	$2,861,833	$31,086,867

Dividends

Unaffiliated issuers (a)	40,993,580	0	0

Affiliated issuers	3,488	1,445	0

Total income	40,998,408	2,863,278	31,086,867

Expenses:

Management fee (see Note 2A)	13,994,139	715,485	5,795,740

Shareholder servicing fee (see Note 2B)	3,130,196	238,495	1,252,402

Custody and accounting fees	610,936	91,727	208,392

Transfer Agent fee—Non-Retail Class	250,531	20,383	28,629

Transfer Agent fee—Class A	0	0	23,525

Transfer Agent fee—Class C	0	0	1,686

Transfer Agent fee—Advisor Class	0	0	19,939

Transfer Agent fee—Class Z	46,203	0	0

Distribution fees—Class A	0	0	208,712

Distribution fees—Class C	0	0	59,343

Directors’ fees and expenses	54,730	8,932	54,102

Auditing and tax fees	41,009	8,138	44,723

Registration fees	36,952	23,839	28,953

Legal fees	33,965	6,664	33,278

Printing fees	43,459	4,341	20,651

Miscellaneous	39,352	29,122	63,786

Total expenses	18,281,472	1,147,126	7,843,861

Less: expenses waived and reimbursed by the Adviser (see Note 2A, 2B and 2E)	(12,899)	(220,303)	0

Net expenses	18,268,573	926,823	7,843,861

Net investment income	22,729,835	1,936,455	23,243,006

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	150,713,299	59,184	10,755,200

Forward currency exchange contracts	10,130,397	0	0

Futures	0	0	0

Swaps	0	82,166	(737,810)

Swaptions written	0	0	0

Foreign currency transactions	705,306	0	0

Net realized gain on investment and foreign currency transactions	161,549,002	141,350	10,017,390

Net change in unrealized appreciation/depreciation of:

Investments (c)	127,927,728	(369,305)	(10,268,807)

Forward currency exchange contracts	(2,134,265)	0	0

Futures	0	0	0

Swaps	0	231,822	7,056,844

Foreign currency denominated assets and liabilities	(306,500)	0	0

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	125,486,963	(137,483)	(3,211,963)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	287,035,965	3,867	6,805,427

Net increase (decrease) in net assets resulting from operations	$309,765,800	$1,940,322	$30,048,433

(a) Net of foreign withholding taxes of $5,203,971, $0, $0, $0, $0 and $0 for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

(b) Net of foreign realized capital gains taxes of $24,971, $0, $0, $0, $0 and $323,769 for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

(c) Net of (increase) decrease in accrued foreign capital gains taxes on unrealized gains of $1,338,471, $0, $0, $0, $0 and $158,838 for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$153,527,208	$43,499,976	$90,348,175

0	0	85,554

0	0	0

153,527,208	43,499,976	90,433,729

22,456,407	7,318,346	16,529,703

5,276,753	1,623,786	3,818,467

291,999	212,920	292,314

126,081	39,615	198,055

112,588	43,596	22,437

10,043	5,774	0

148,208	23,190	154

97,104	0	0

797,745	292,602	3,594

283,384	150,756	0

248,897	69,672	146,271

214,471	57,743	129,535

154,220	52,534	76,770

156,944	41,922	86,313

81,972	30,689	72,278

132,989	63,082	110,789

30,589,805	10,026,227	21,486,680

0	0	(42,421)

30,589,805	10,026,227	21,444,259

122,937,403	33,473,749	68,989,470

22,811,822	1,433,352	56,982,431

0	0	(660,220)

0	0	(12,046,445)

2,720,755	1,897,045	(21,455,605)

0	0	(340,887)

0	0	6,298,711

25,532,577	3,330,397	28,777,985

36,927	18,221,227	(104,448,065)

0	0	(2,037,459)

0	0	(3,027,397)

26,602,082	5,702,056	3,010,828

0	0	20,596

26,639,009	23,923,283	(106,481,497)

52,171,586	27,253,680	(77,703,512)

$175,108,989	$60,727,429	$(8,714,042)

2021 Annual Report	29

Statement of Operations—for the year ended September 30, 2021 (continued)

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$3,637,802

Total income	3,637,802

Expenses:

Management fee (see Note 2A)	925,450

Shareholder servicing fee (see Note 2B)	245,228

Custody and accounting fees	118,693

Transfer Agent fee—Non-Retail Class	21,094

Transfer Agent fee—Class A	34,608

Transfer Agent fee—Class C	4,101

Distribution fees—Class A	42,806

Distribution fees—Class C	20,643

Registration fees	55,245

Printing fees	25,840

Directors’ fees and expenses	10,060

Auditing and tax fees	9,318

Legal fees	9,105

Miscellaneous	30,919

Total expenses	1,553,110

Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2D)	(229,536)

Net expenses	1,323,574

Net investment income	2,314,228

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	314,251

Futures	(401,717)

Swaps	(902,791)

Net realized loss on investment and foreign currency transactions	(990,257)

Net change in unrealized appreciation/depreciation of:

Investments	(1,632,485)

Futures	(61,082)

Swaps	202,715

Net change in unrealized appreciation/depreciation of investments	(1,490,852)

Net realized and unrealized loss on investment and foreign currency transactions	(2,481,109)

Net decrease in net assets resulting from operations	$(166,881)

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

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2021 Annual Report	31

Statement of Changes in Net Assets

	EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$22,729,835	$15,909,386	$1,936,455	$2,319,682

Net realized gain (loss) on investment and foreign currency transactions	161,549,002	(6,755,011)	141,350	(34,936)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	125,486,963	59,747,901	(137,483)	1,887,578

Contributions from affiliates (see Note 2A)	0	14,178	0	0

Net increase in net assets resulting from operations	309,765,800	68,916,454	1,940,322	4,172,324

Distributions to shareholders (a)	(25,337,814)	(22,100,317)	(1,934,942)	(2,352,824)

Capital-share transactions:

Net proceeds from sales of shares	82,969,030	104,194,109	192,716,676	130,099,909

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	21,480,145	18,642,108	1,743,346	1,945,765

Total proceeds from shares sold	104,449,175	122,836,217	194,460,022	132,045,674

Cost of shares redeemed	(181,847,829)	(228,806,667)	(122,468,926)	(114,810,808)

Net increase (decrease) in net assets from capital-share transactions	(77,398,654)	(105,970,450)	71,991,096	17,234,866

Net increase (decrease) in net assets	207,029,332	(59,154,313)	71,996,476	19,054,366

NET ASSETS:

Beginning of period	1,238,159,386	1,297,313,699	210,145,262	191,090,896

End of period	$1,445,188,718	$1,238,159,386	$282,141,738	$210,145,262

(a) See page 35 for share class information on dividend distributions for the Emerging Markets, Short Duration Diversified Municipal. California Municipal, Diversified Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

$23,243,006	$26,697,204	$122,937,403	$140,149,649	$33,473,749	$38,753,190

10,017,390	(1,581,124)	25,532,577	5,863,220	3,330,397	(1,746,235)

(3,211,963)	9,493,129	26,639,009	34,936,728	23,923,283	(18,005,271)

0	0	0	0	0	0

30,048,433	34,609,209	175,108,989	180,949,597	60,727,429	19,001,684

(23,005,036)	(26,836,346)	(121,690,545)	(140,167,504)	(33,128,293)	(39,278,365)

351,799,964	319,192,474	1,559,834,308	1,437,290,166	305,015,834	293,320,188

17,652,625	20,636,412	93,318,204	107,026,785	25,604,257	30,166,953

369,452,589	339,828,886	1,653,152,512	1,544,316,951	330,620,091	323,487,141

(376,795,028)	(291,077,178)	(1,214,382,457)	(1,744,585,893)	(346,489,408)	(348,266,278)

(7,342,439)	48,751,708	438,770,055	(200,268,942)	(15,869,317)	(24,779,137)

(299,042)	56,524,571	492,188,499	(159,486,849)	11,729,819	(45,055,818)

1,392,790,598	1,336,266,027	6,228,559,971	6,388,046,820	1,788,116,983	1,833,172,801

$1,392,491,556	$1,392,790,598	$6,720,748,470	$6,228,559,971	$1,799,846,802	$1,788,116,983

2021 Annual Report	33

Statement of Changes in Net Assets (continued)

	INTERMEDIATE DURATION PORTFOLIO		SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$68,989,470	$88,958,663	$2,314,228	$3,500,807

Net realized gain (loss) on investment and foreign currency transactions	28,777,985	76,198,038	(990,257)	2,534,354

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(106,481,497)	50,018,884	(1,490,852)	(1,260,369)

Net increase (decrease) in net assets resulting from operations	(8,714,042)	215,175,585	(166,881)	4,774,792

Distributions to shareholders (a)	(136,409,405)	(95,999,272)	(2,361,508)	(3,827,152)

Capital-share transactions:

Net proceeds from sales of shares	767,794,097	631,482,445	94,214,859	105,816,630

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	120,165,390	73,167,333	2,099,953	3,179,041

Total proceeds from shares sold	887,959,487	704,649,778	96,314,812	108,995,671

Cost of shares redeemed	(592,989,249)	(542,664,238)	(77,580,243)	(115,940,511)

Net increase (decrease) in net assets from capital-share transactions	294,970,238	161,985,540	18,734,569	(6,944,840)

Net increase (decrease) in net assets	149,846,791	281,161,853	16,206,180	(5,997,200)

NET ASSETS:

Beginning of period	3,697,650,584	3,416,488,731	245,894,557	251,891,757

End of period	$3,847,497,375	$3,697,650,584	$262,100,737	$245,894,557

(a) See page 36 for share class information on dividend distributions for the Intermediate Duration and Short Duration Plus Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Distributions to shareholders:

Emerging Markets Class	$(21,155,097)	$(18,666,186)

Class Z	(4,182,717)	(3,434,131)

	$(25,337,814)	$(22,100,317)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Distributions to shareholders:

Municipal Class	$(20,551,446)	$(24,351,450)	$(98,560,802)	$(113,116,688)

Class A	(1,218,820)	(1,430,864)	(5,318,015)	(5,075,417)

Class B	0	0	0	(7)

Class C	(42,371)	(99,775)	(267,652)	(513,838)

Advisor Class	(1,192,399)	(954,257)	(8,070,840)	(7,634,340)

Class Z	0	0	(9,473,236)	(13,827,214)

	$(23,005,036)	$(26,836,346)	$(121,690,545)	$(140,167,504)

	NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Distributions to shareholders:

Municipal Class	$(29,883,364)	$(35,160,186)

Class A	(1,927,269)	(2,395,768)

Class C	(137,544)	(300,634)

Advisor Class	(1,180,116)	(1,421,777)

	$(33,128,293)	$(39,278,365)

See Notes to Financial Statements.

2021 Annual Report	35

Statement of Changes in Net Assets (continued)

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Distributions to shareholders:

Intermediate Duration Portfolio	$(136,374,393)	$(95,996,514)

Class A	(34,295)	(2,333)

Advisor Class	(353)	(170)

Class Z	(364)	(255)

	$(136,409,405)	$(95,999,272)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Distributions to shareholders:

Short Duration Plus Class	$(2,283,865)	$(3,612,806)

Class A	(71,620)	(194,967)

Class B	0	(6)

Class C	(6,023)	(19,373)

	$(2,361,508)	$(3,827,152)

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$27.17	$26.03	$28.39	$31.25	$26.21

Income from investment operations:

Investment income, net (a)(b)	0.50	0.32	0.51	0.28	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.32	1.26	(0.95)	(2.90)	5.00

Contributions from affiliates	0	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Total from investment operations	6.82	1.58	(0.44)	(2.62)	5.19

Less dividends and distributions:

Dividends from net investment income	(0.56)	(0.44)	(0.33)	(0.17)	(0.15)

Distributions from net realized gain on investment transactions	0	0	(1.59)	(0.07)	0

Total dividends and distributions	(0.56)	(0.44)	(1.92)	(0.24)	(0.15)

Net asset value, end of period	$33.43	$27.17	$26.03	$28.39	$31.25

Total return (d)(e)	25.20%	6.04%	(0.91)%	(8.46)% (f)	19.96%	(f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,225,396	$1,056,249	$1,120,427	$1,174,312	$1,308,216

Average net assets (000 omitted)	$1,252,078	$1,085,654	$1,123,274	$1,316,137	$1,233,869

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.28%	1.29%	1.30%	1.33%	1.46%

Expenses, before waivers/reimbursements	1.28%	1.30%	1.30%	1.33%	1.48%

Net investment income (b)	1.50%	1.22%	1.96%	0.86%	0.69%

Portfolio turnover rate	68%	85%	92%	65%	63%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2021 Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO CLASS Z

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$27.22	$26.08	$28.43	$31.32	$26.27

Income From Investment Operations

Net investment income (a)(b)	.59	.39	.57	.37	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.32	1.26	(.93)	(2.92)	5.01

Contributions from affiliates	0	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Total from investment operations	6.91	1.65	(.36)	(2.55)	5.27

Less dividends and distributions:

Dividends from net investment income	(.63)	(.51)	(.40)	(.27)	(.22)

Distributions from net realized gain on investment transactions	0	0	(1.59)	(.07)	0

Total dividends and distributions	(.63)	(.51)	(1.99)	(.34)	(.22)

Net asset value, end of period	$33.50	$27.22	$26.08	$28.43	$31.32

Total Return (d)(e)	25.56%	6.33%	(.66)%	(8.26)% (f)	20.28%	(f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$219,793	$181,910	$176,887	$177,907	$177,853

Average net assets (000 omitted)	$220,989	$178,143	$175,583	$189,542	$137,242

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.03%	1.04%	1.04%	1.07%	1.21%

Expenses, before waivers/reimbursements	1.03%	1.04%	1.04%	1.08%	1.24%

Net investment income (b)	1.76%	1.50%	2.21%	1.16%	.94%

Portfolio turnover rate	68%	85%	92%	65%	63%

See Footnote Summary on page 45.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20		YEAR ENDED 9/30/19		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$12.76		$12.63		$12.50		$12.60	$12.60

Income from investment operations

Investment income, net (a)	0.10	(b)	0.14	(b)	0.17	(b)	0.12 (b)	0.06

Net realized and unrealized gain (loss) on investment transactions	0.02		0.14		0.13		(0.10)	0.01

Total from investment operations	0.12		0.28		0.30		0.02	0.07

Less: Dividends and Distributions

Dividends from net investment income	(0.11)		(0.15)		(0.17)		(0.12)	(0.06)

Distributions from net realized gain on investment transactions	0		0		0		0	(0.01)

Total dividends and distributions	(0.11)		(0.15)		(0.17)		(0.12)	(0.07)

Net asset value, end of period	$12.77		$12.76		$12.63		$12.50	$12.60

Total return (d)	0.91%		2.20%		2.41%		0.18%	0.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$282,142		$210,145		$191,091		$188,148	$203,306

Average net assets (000 omitted)	$238,495		$205,125		$186,888		$199,804	$169,137

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.39%		0.48%		0.50%		0.52%	0.61%

Expenses, before waivers/reimbursements (g)	0.48%		0.49%		0.50%		0.52%	0.61%

Net investment income	0.81%	(b)	1.13%	(b)	1.34%	(b)	0.97% (b)	0.52%

Portfolio turnover rate	35%		45%		57%		58%	44%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2021 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$14.52	$14.44	$13.99	$14.32	$14.59

Income from investment operations:

Investment income, net (a)	0.24	0.29	0.31	0.31	0.30

Net realized and unrealized gain (loss) on investment transactions	0.08	0.08	0.45	(0.33)	(0.27)

Total from investment operations	0.32	0.37	0.76	(0.02)	0.03

Less dividends:

Dividends from net investment income	(0.24)	(0.29)	(0.31)	(0.31)	(0.30)

Net asset value, end of period	$14.60	$14.52	$14.44	$13.99	$14.32

Total return (d)	2.21%	2.59%	5.50%	(0.13)%	0.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,228,752	$1,243,747	$1,212,947	$1,189,754	$1,150,520

Average net assets (000 omitted)	$1,252,402	$1,222,654	$1,181,680	$1,177,686	$1,118,392

Ratio to average net assets of:

Expenses	0.54%	0.55%	0.55%	0.55%	0.57%

Net investment income	1.66%	1.98%	2.17%	2.19%	2.10%

Portfolio turnover rate	27%	16%	24%	38%	17%

See Footnote Summary on page 45.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$14.67	$14.57	$14.05	$14.43	$14.67

Income from investment operations:

Investment income, net (a)	0.28	0.33	0.34	0.31	0.29

Net realized and unrealized gain (loss) on investment transactions	0.13	0.10	0.52	(0.38)	(0.24)

Total from investment operations	0.41	0.43	0.86	(0.07)	0.05

Less dividends:

Dividends from net investment income	(0.28)	(0.33)	(0.34)	(0.31)	(0.29)

Net asset value, end of period	$14.80	$14.67	$14.57	$14.05	$14.43

Total return (d)	2.79%	2.99%	6.21%	(0.45)%	0.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$5,390,502	$5,035,751	$4,989,558	$5,479,314	$5,377,573

Average net assets (000 omitted)	$5,276,753	$5,013,687	$5,238,466	$5,511,547	$5,274,036

Ratio to average net assets of:

Expenses	0.47%	0.47%	0.47%	0.46%	0.49%

Net investment income	1.89%	2.26%	2.38%	2.20%	2.02%

Portfolio turnover rate	22%	20%	22%	23%	25%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2021 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$14.04	$14.18	$13.68	$14.07	$14.34

Income from investment operations:

Investment income, net (a)	0.27	0.30	0.32	0.31	0.30

Net realized and unrealized gain (loss) on investment transactions	0.20	(0.13)	0.50	(0.39)	(0.27)

Contributions from affiliates	0	0	0	0.00 (c)	0

Total from investment operations	0.47	0.17	0.82	(0.08)	0.03

Less dividends:

Dividends from net investment income	(0.26)	(0.31)	(0.32)	(0.31)	(0.30)

Net asset value, end of period	$14.25	$14.04	$14.18	$13.68	$14.07

Total return (d)	3.38%	1.22%	6.03%	(0.57)%	0.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,606,925	$1,585,884	$1,629,139	$1,631,011	$1,595,536

Average net assets (000 omitted)	$1,623,786	$1,599,889	$1,619,580	$1,621,380	$1,557,199

Ratio to average net assets of:

Expenses	0.53%	0.54%	0.53%	0.53%	0.56%

Net investment income	1.86%	2.17%	2.27%	2.23%	2.12%

Portfolio turnover rate	18%	18%	18%	23%	23%

See Footnote Summary on page 45.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$14.02	$13.54	$12.76	$13.23	$13.63

Income from investment operations:

Investment income, net (a)	0.25	0.35	0.38	0.30	0.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.28)	0.51	0.83	(0.45)	(0.21)

Contributions from affiliates	0	0	0.00 (c)	0	0.00 (c)

Total from investment operations	(0.03)	0.86	1.21	(0.15)	0.09

Less dividends and distributions:

Dividends from net investment income	(0.26)	(0.38)	(0.43)	(0.32)	(0.34)

Distributions from net realized gain on investment transactions	(0.24)	0	0	0	(0.15)

Total dividends and distributions	(0.50)	(0.38)	(0.43)	(0.32)	(0.49)

Net asset value, end of period	$13.49	$14.02	$13.54	$12.76	$13.23

Total return (d)	(0.23)%	6.35%	9.70%	(1.14)%	0.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,845,735	$3,696,937	$3,416,459	$3,291,645	$3,363,353

Average net assets (000 omitted)	$3,818,467	$3,503,078	$3,289,133	$3,339,472	$3,350,914

Ratio to average net assets of:

Expenses	0.56%	0.57%	0.57%	0.57%	0.59%

Net investment income	1.81%	2.54%	2.95%	2.34%	2.27%

Portfolio turnover rate (h)	123%	72%	62%	201%	230%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2021 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.78	$11.74	$11.53	$11.68	$11.75

Income from investment operations:

Investment income, net (a)(b)	0.11	0.17	0.22	0.15	0.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.11)	0.06	0.23	(0.13)	(0.05)

Contributions from affiliates	0	0	0	0	0.00	(c)

Total from investment operations	0	0.23	0.45	0.02	0.04

Less dividends:

Dividends from net investment income	(0.11)	(0.19)	(0.24)	(0.17)	(0.11)

Net asset value, end of period	$11.67	$11.78	$11.74	$11.53	$11.68

Total return (d)(e)	0.01%	1.97%	3.96%	0.18%	0.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$245,285	$225,045	$229,120	$188,523	$224,323

Average net assets (000 omitted)	$245,228	$223,901	$213,653	$207,677	$266,909

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.46%	0.56%	0.56%	0.60%	0.66%

Expenses, before waivers/reimbursements	0.55%	0.56%	0.56%	0.60%	0.66%

Net investment income (b)	0.91%	1.48%	1.93%	1.30%	0.75%

Portfolio turnover rate	75%	50%	39%	85% (h)	64%	(h)

See Footnote Summary on page 45.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the years ended September 30, 2020 and September 30, 2018 by 0.32% and 0.03%, respectively, and the Short Duration Plus Portfolio for the year ended September 30, 2017 by 0.11%.
(f)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(g)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%

Waiver:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%

(h)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

2021 Annual Report	45

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

EMERGING MARKETS PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the

46	Sanford C. Bernstein Fund, Inc.

previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are

2021 Annual Report	47

Notes to Financial Statements (continued)

generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2021:

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Financials	$87,249,545	$275,936,447		$0	$363,185,992

Information Technology	23,920,409	230,597,991		0	254,518,400

Consumer Discretionary	39,894,268	188,005,559		0	227,899,827

Communication Services	13,124,167	87,521,854		0	100,646,021

Industrials	50,836,245	46,266,067		0	97,102,312

Materials	37,378,334	58,555,524		0	95,933,858

Utilities	22,816,499	47,255,845		0	70,072,344

Real Estate	6,390,810	44,583,106		0	50,973,916

Health Care	14,068,028	35,457,921		0	49,525,949

Energy	21,022,468	14,389,099		0	35,411,567

Consumer Staples	25,673,253	8,207,375		0	33,880,628

Equity Linked Notes	0	51,762,830		0	51,762,830

Rights	0	0		144,924	144,924

Short-Term Investments	23,229,129	0		0	23,229,129

Total Investments in Securities	365,603,155	1,088,539,618	(a)	144,924	1,454,287,697

48	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	$0	$2,843,561	$0		$2,843,561

Liabilities:

Forward Currency Exchange Contracts	0	(3,127,499)	0		(3,127,499)

Total	$365,603,155	$1,088,255,680	$144,924		$1,454,003,759

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$246,282,844	$0		$246,282,844

Short-Term Municipal Notes	0	53,424,509	0		53,424,509

Corporates—Investment Grade	0	3,016,390	0		3,016,390

Corporates—Non-Investment Grade	0	308,433	0		308,433

Short-Term Investments	0	1,200,037	0		1,200,037

Total Investments in Securities	0	304,232,213	0		304,232,213

Other Financial Instruments (b):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	349,714	0		349,714	(c)

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(32,536)	0		(32,536	)(c)

Centrally Cleared Interest Rate Swaps	0	(2,151)	0		(2,151	)(c)

Interest Rate Swaps	0	(8,786)	0		(8,786)

Total	$0	$304,538,454	$0		$304,538,454

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,224,306,856	$0	(d)	$1,224,306,856

Short-Term Municipal Notes	0	159,892,966	0		159,892,966

Commercial Mortgage-Backed Securities	0	5,100,495	0		5,100,495

Collateralized Mortgage Obligations	0	3,045,793	0		3,045,793

Governments—Treasuries	0	2,556,407	0		2,556,407

Total Investments in Securities	0	1,394,902,517	0	(d)	1,394,902,517

Other Financial Instruments (b):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	7,395,540	0		7,395,540	(c)

Centrally Cleared Interest Rate Swaps	0	1,417,701	0		1,417,701	(c)

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(456,979)	0		(456,979	)(c)

Centrally Cleared Interest Rate Swaps	0	(367,930)	0		(367,930	)(c)

Credit Default Swaps	0	(1,343,320)	0		(1,343,320)

Interest Rate Swaps	0	(187,738)	0		(187,738)

Total	$0	$1,401,359,791	$0	(d)	$1,401,359,791

2021 Annual Report	49

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$5,893,653,129	$0	$5,893,653,129

Short-Term Municipal Notes	0	682,344,296	0	682,344,296

Corporates—Investment Grade	0	70,390,380	0	70,390,380

Corporates—Non-Investment Grade	0	21,696,550	0	21,696,550

Collateralized Mortgage Obligations	0	16,152,754	0	16,152,754

Commercial Mortgage-Backed Securities	0	7,135,481	0	7,135,481

Short-Term Investments	0	30,000,936	0	30,000,936

Total Investments in Securities	0	6,721,373,526	0	6,721,373,526

Other Financial Instruments (b):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	34,072,782	0	34,072,782	(c)

Centrally Cleared Interest Rate Swaps	0	7,360,371	0	7,360,371	(c)

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(2,036,194)	0	(2,036,194	)(c)

Centrally Cleared Interest Rate Swaps	0	(1,748,701)	0	(1,748,701	)(c)

Credit Default Swaps	0	(5,616,102)	0	(5,616,102)

Interest Rate Swaps	0	(865,759)	0	(865,759)

Total	$0	$6,752,539,923	$0	$6,752,539,923

NEW YORK MUNICIPAL PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,677,007,078	$0	$1,677,007,078

Short-Term Municipal Notes	0	97,835,517	0	97,835,517

Collateralized Mortgage Obligations	0	5,265,523	0	5,265,523

Governments—Treasuries	0	2,590,187	0	2,590,187

Total Investments in Securities	0	1,782,698,305	0	1,782,698,305

Other Financial Instruments (b):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	9,700,568	0	9,700,568	(c)

Centrally Cleared Interest Rate Swaps	0	1,144,584	0	1,144,584	(c)

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(584,799)	0	(584,799	)(c)

Centrally Cleared Interest Rate Swaps	0	(793,346)	0	(793,346	)(c)

Credit Default Swaps	0	(1,875,818)	0	(1,875,818)

Interest Rate Swaps	0	(257,183)	0	(257,183)

Total	$0	$1,790,032,311	$0	$1,790,032,311

50	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$1,353,449,527	$0	$1,353,449,527

Corporates—Investment Grade	0	874,027,515	0	874,027,515

Mortgage Pass-Throughs	0	364,624,193	0	364,624,193

Commercial Mortgage-Backed Securities	0	349,487,419	3,767,325	353,254,744

Collateralized Mortgage Obligations	0	248,188,147	0	248,188,147

Collateralized Loan Obligations	0	99,965,490	0	99,965,490

Inflation-Linked Securities	0	96,868,932	0	96,868,932

Asset-Backed Securities	0	84,864,831	11,259,942	96,124,773

Corporates—Non-Investment Grade	0	92,395,858	0	92,395,858

Local Governments—US Municipal Bonds	0	43,760,764	0	43,760,764

Emerging Markets—Corporate Bonds	0	23,530,781	0	23,530,781

Quasi-Sovereigns	0	19,474,144	0	19,474,144

Emerging Markets—Sovereigns	0	18,235,461	0	18,235,461

Common Stocks	0	0	9,604,300	9,604,300

Governments—Sovereign Bonds	0	8,961,776	0	8,961,776

Agencies	0	6,481,840	0	6,481,840

Short-Term Investments	0	307,032,520	0	307,032,520

Total Investments in Securities	0	3,991,349,198	24,631,567	4,015,980,765

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	731,328	0	731,328

Centrally Cleared Inflation (CPI) Swaps	0	485,218	0	485,218	(c)

Centrally Cleared Interest Rate Swaps	0	161,984	0	161,984	(c)

Credit Default Swaps	0	6,521,468	0	6,521,468

Liabilities:

Futures	(3,901,165)	0	0	(3,901,165	)(c)

Forward Currency Exchange Contracts	0	(827,102)	0	(827,102)

Centrally Cleared Inflation (CPI) Swaps	0	(287,540)	0	(287,540	)(c)

Centrally Cleared Interest Rate Swaps	0	(2,138,427)	0	(2,138,427	)(c)

Credit Default Swaps	0	(14,951,605)	0	(14,951,605)

Total	$(3,901,165)	$3,981,044,522	$24,631,567	$4,001,774,924

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$148,559,212	$0	$148,559,212

Asset-Backed Securities	0	18,365,701	0	18,365,701

Commercial Mortgage-Backed Securities	0	16,845,060	235,754	17,080,814

Corporates—Investment Grade	0	14,944,637	0	14,944,637

Inflation-Linked Securities	0	11,700,347	0	11,700,347

Collateralized Mortgage Obligations	0	9,375,567	0	9,375,567

Agencies	0	5,530,767	0	5,530,767

Collateralized Loan Obligations	0	4,578,359	0	4,578,359

Mortgage Pass-Throughs	0	2,340,769	0	2,340,769

Local Governments—US Municipal Bonds	0	2,084,426	0	2,084,426

Quasi-Sovereigns	0	537,156	0	537,156

Short-Term Investments	0	19,081,468	0	19,081,468

Total Investments in Securities	0	253,943,469	235,754	254,179,223

2021 Annual Report	51

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (b):

Assets:

Futures	$47,879	$0	$0	$47,879	(c)

Credit Default Swaps	0	400,667	0	400,667

Liabilities:

Futures	(90,403)	0	0	(90,403	)(c)

Centrally Cleared Interest Rate Swaps	0	(40,543)	0	(40,543	)(c)

Credit Default Swaps	0	(758,565)	0	(758,565)

Total	$(42,524)	$253,545,028	$235,754	$253,738,258

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)	The Portfolio held securities with zero market value at period end.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of

52	Sanford C. Bernstein Fund, Inc.

its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2021, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

2021 Annual Report	53

Notes to Financial Statements (continued)

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to distribution in excess of income which are reflected as adjustments to the components of net assets as of September 30, 2021, are shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
Emerging Markets Portfolio	$0	$0

Short Duration Diversified Municipal Portfolio	0	0

California Municipal Portfolio	(260,249)	260,249

Diversified Municipal Portfolio	0	0

New York Municipal Portfolio	0	0

Intermediate Duration Portfolio	0	0

Short Duration Plus Portfolio	0	0

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%

				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.300%	0.250%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%

				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

Effective January 28, 2021, the Adviser has agreed to waive its fees and bear certain expenses of the Intermediate Duration Portfolio to the extent necessary to limit the total other expenses (exclusive of advisory fees, distribution and/or

54	Sanford C. Bernstein Fund, Inc.

service (Rule 12b-1) fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. For the year ended September 30, 2021, such reimbursements/waivers amounted to $42,421. The Expense Caps may not be terminated by the Adviser before January 28, 2022.

During the year ended September 30, 2020, the Adviser reimbursed the Emerging Markets Portfolio $14,178 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio, except the Emerging Markets Portfolio, to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month. Effective November 13, 2020, the Adviser voluntarily agreed to waive the shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Diversified Municipal Portfolio and the Short Duration Plus Portfolio. For the year ended September 30, 2021, such waiver amounted to:

PORTFOLIO	AMOUNT
Short Duration Diversified Municipal	$213,974

Short Duration Plus	218,182

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2021, the compensation retained by ABIS amounted to: Emerging Markets Portfolio, $44,198; California Municipal Portfolio, $18,169; Diversified Municipal Portfolio, $157,953; New York Municipal Portfolio, $20,272; Intermediate Duration Portfolio, $16,589 and Short Duration Plus Portfolio, $17,699.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell SCB Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Intermediate Municipal Portfolios and the Fixed Income Taxable Portfolios and Class Z Shares of the Emerging Markets Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class C Shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets.

2021 Annual Report	55

Notes to Financial Statements (continued)

With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit distribution service fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class C Shares. The fees are accrued daily and paid monthly. For the year ended September 30, 2021, such waiver amounted to $11,354. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class C	$1,341,294	$3,266,577	$2,413,242	$1,032,271

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Investments in Affiliated Issuers

The Emerging Markets Portfolio and the Short Duration Diversified Municipal Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2021, such waivers amounted to:

PORTFOLIO	AMOUNT
Emerging Markets	$12,899

Short Duration Diversified Municipal	6,329

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2021 is as follows:

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/21 (000)	DIVIDEND INCOME (000)
Emerging Markets	$28,862	$411,567	$417,200	$23,229	$3

Short Duration Diversified Municipal	5,849	179,561	185,410	0	1

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%.

56	Sanford C. Bernstein Fund, Inc.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the year ended September 30, 2021, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS C
California Municipal	$45	$0	$0

Diversified Municipal	0	35,459	478

New York Municipal	0	4,963	22

Intermediate Duration	175	0	N/A

Short Duration Plus	565	76	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2021, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Emerging Markets	$959,470,122	$0	$998,432,198	$0

Short Duration Diversified Municipal	125,686,284	0	74,015,484	2,955,320

California Municipal	353,448,095	5,199,945	391,655,269	1,242,560

Diversified Municipal	1,281,209,771	51,097,542	1,240,119,883	117,487,845

New York Municipal	288,488,538	9,760,156	333,339,818	13,514,280

Intermediate Duration	1,271,649,027	3,654,622,052	1,333,144,216	3,211,781,583

Short Duration Plus	42,154,789	128,681,523	18,021,712	143,368,584

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation including derivatives are as follows:

PORTFOLIO		GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
	COST	APPRECIATION	(DEPRECIATION)
Emerging Markets Portfolio	$1,235,871,701	$291,855,527	$(73,723,469)	$218,132,058

Short Duration Diversified Municipal Portfolio	301,913,254	2,957,358	(328,873)	2,628,485

California Municipal Portfolio	1,345,920,257	62,363,954	(5,169,347)	57,194,607

Diversified Municipal Portfolio	6,434,349,939	346,180,165	(20,655,901)	325,524,264

New York Municipal Portfolio	1,712,899,934	85,091,700	(5,532,625)	79,559,075

Intermediate Duration Portfolio	3,938,217,714	111,667,009	(48,340,063)	63,326,946

Short Duration Plus Portfolio	254,181,158	919,205	(1,796,528)	(877,323)

2021 Annual Report	57

Notes to Financial Statements (continued)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2021, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

58	Sanford C. Bernstein Fund, Inc.

Under certain circumstances, the Emerging Markets Porfolio may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2021, the Emerging Markets Portfolio held forward currency exchange contracts for hedging purposes and the Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2021, the Intermediate Duration Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or

2021 Annual Report	59

Notes to Financial Statements (continued)

received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2021, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held interest rate swaps for hedging purposes and the Intermediate Duration Portfolio and Short Duration Plus Portfolio held interest rate swaps for hedging and non-hedging purposes.

60	Sanford C. Bernstein Fund, Inc.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2021, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes and the Intermediate Duration Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2021, the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held credit default swaps for non-hedging purposes and the Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

2021 Annual Report	61

Notes to Financial Statements (continued)

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2021, the Portfolios had entered into the following derivatives:

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,843,561	Unrealized depreciation on forward currency exchange contracts	$3,127,499

Total		$2,843,561		$3,127,499

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$10,130,397	$(2,134,265)

Total		$10,130,397	$(2,134,265)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$349,714	*	Receivable/Payable for variation margin on centrally cleared swaps	$34,687	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	8,786

Total		$349,714			$43,473

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$82,166	$231,822

Total		$82,166	$231,822

62	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$8,813,241	*	Receivable/Payable for variation margin on centrally cleared swaps	$824,909	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	187,738

Credit contracts				Market value on credit default swaps	1,343,320

Total		$8,813,241			$2,355,967

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(892,139)	$6,834,137

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	154,329	222,707

Total		$(737,810)	$7,056,844

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$41,433,153	*	Receivable/Payable for variation margin on centrally cleared swaps	$3,784,895	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	865,759

Credit contracts				Market value on credit default swaps	5,616,102

Total		$41,433,153			$10,266,756

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2021 Annual Report	63

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$2,076,250	$25,670,292

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	644,505	931,790

Total		$2,720,755	$26,602,082

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$10,845,152	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,378,145	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	257,183

Credit contracts				Market value on credit default swaps	1,875,818

Total		$10,845,152			$3,511,146

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,681,775	$5,390,831

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	215,270	311,225

Total		$1,897,045	$5,702,056

64	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$3,901,165	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$647,202	*	Receivable/Payable for variation margin on centrally cleared swaps	2,426,731	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	731,328		Unrealized depreciation on forward currency exchange contracts	827,102

Credit contracts	Market value on credit default swaps	6,521,468		Market value on credit default swaps	14,951,605

Total		$7,899,998			$22,106,603

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(12,046,445)	$(3,027,397)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(660,220)	(2,037,459)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(340,887)	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(6,211,052)	(332,626)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(15,244,553)	3,343,454

Total		$(34,503,157)	$(2,054,028)

2021 Annual Report	65

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$47,879	*	Receivable/Payable for variation margin on futures	$90,403	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	40,543	*

Credit contracts	Market value on credit default swaps	400,667		Market value on credit default swaps	758,565

Total		$448,546			$889,511

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(401,717)	$(61,082)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	492	(40,543)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(903,283)	243,258

Total		$(1,304,508)	$141,633

EMERGING MARKETS PORTFOLIO

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$282,947,860

Average principal amount of sale contracts	$243,182,370

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$1,160,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$1,113,846

Centrally Cleared Inflation Swaps:

Average notional amount	$3,761,538

66	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$24,790,000

Inflation Swaps:

Average notional amount	$52,272,000	(a)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$74,010,000

Centrally Cleared Inflation Swaps:

Average notional amount	$61,940,000

Credit Default Swaps:

Average notional amount of sale contracts	$4,730,000

(a)	Positions were open for less than one month during the year.

DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$114,320,000

Inflation Swaps:

Average notional amount	$267,138,000	(a)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$225,011,538

Centrally Cleared Inflation Swaps:

Average notional amount	$278,270,769

Credit Default Swaps:

Average notional amount of sale contracts	$19,775,000

(a)	Positions were open for less than one month during the year.

NEW YORK MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$33,960,000

Inflation Swaps:

Average notional amount	$55,634,000	(a)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$71,637,692

Centrally Cleared Inflation Swaps:

Average notional amount	$79,943,846

Credit Default Swaps:

Average notional amount of sale contracts	$6,605,000

(a)	Positions were open for less than one month during the year.

2021 Annual Report	67

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO

Futures:

Average notional amount of buy contracts	$923,109,388

Average notional amount of sale contracts	$290,770,234	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$228,825,329

Average principal amount of sale contracts	$398,248,603

Written Swaptions:

Average notional amount	$80,488,679	(b)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$438,670,520

Centrally Cleared Inflation Swaps:

Average notional amount	$94,740,000	(c)

Credit Default Swaps:

Average notional amount of buy contracts	$91,848,231

Average notional amount of sale contracts	$75,922,692

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$58,142,726	(d)

Average notional amount of sale contracts	$58,142,726	(d)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for one month during the year.

(d)	Positions were open for less than one month during the year.

SHORT DURATION PLUS PORTFOLIO

Futures:

Average notional amount of buy contracts	$122,165,236

Average notional amount of sale contracts	$6,717,713

Centrally Cleared Interest Rate Swaps:

Average notional amount	$2,830,000	(a)

Credit Default Swaps:

Average notional amount of buy contracts	$5,217,000

Average notional amount of sale contracts	$3,520,615

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$12,500,000	(b)

Average notional amount of sale contracts	$2,221,000	(c)

(a)	Positions were open for five months during the year.

(b)	Positions were open for three months during the year.

(c)	Positions were open for ten months during the year.

68	Sanford C. Bernstein Fund, Inc.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$22,919	$(1,805)	$0	$0	$21,114

Barclays Bank PLC	80,521	(80,521)	0	0	0

BNP Paribas SA	1,038,116	(250,346)	(787,770)	0	0

Citibank, NA	5,765	(5,765)	0	0	0

Goldman Sachs Bank USA	136,383	(136,383)	0	0	0

HSBC Bank USA	504,291	(126,112)	0	0	378,179

JPMorgan Chase Bank, NA	80,721	(3,326)	0	0	77,395

Morgan Stanley Capital Services, Inc.	810,559	(151,563)	0	0	658,996

State Street Bank & Trust Co.	147,983	(147,983)	0	0	0

UBS AG	16,303	0	0	0	16,303

Total	$2,843,561	$(903,804)	$(787,770)	$0	$1,151,987	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$1,805	$(1,805)	$0	$0	$0

Barclays Bank PLC	179,776	(80,521)	0	0	99,255

BNP Paribas SA	250,346	(250,346)	0	0	0

Citibank, NA	405,868	(5,765)	(400,103)	0	0

Deutsche Bank AG	23,136	0	0	0	23,136

Goldman Sachs Bank USA	1,614,412	(136,383)	0	0	1,478,029

HSBC Bank USA	126,112	(126,112)	0	0	0

JPMorgan Chase Bank, NA	3,326	(3,326)	0	0	0

Morgan Stanley Capital Services, Inc.	151,563	(151,563)	0	0	0

Natwest Markets PLC	23,549	0	0	0	23,549

State Street Bank & Trust Co.	347,606	(147,983)	0	0	199,623

Total	$3,127,499	$(903,804)	$(400,103)	$0	$1,823,592	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2021 Annual Report	69

Notes to Financial Statements (continued)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA	$8,786	$0	$0	$0	$8,786

Total	$8,786	$0	$0	$0	$8,786	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$619,418	$0	$(619,418)	$0	$0

Credit Suisse International	606,056	0	(577,000)	0	29,056

Goldman Sachs International	305,584	0	0	(305,584)	0

Total	$1,531,058	$0	$(1,196,418)	$(305,584)	$29,056	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$1,485,448	$0	$(1,390,000)	$0	$95,448

Credit Suisse International	3,534,665	0	(3,534,665)	0	0

Goldman Sachs International	1,461,748	0	(1,256,500)	0	205,248

Total	$6,481,861	$0	$(6,181,165)	$0	$300,696	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

70	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$464,219	$0	$0	$(464,219)	$0

Credit Suisse International	1,180,586	0	(715,200)	(289,857)	175,529

Goldman Sachs International	488,196	0	0	(488,196)	0

Total	$2,133,001	$0	$(715,200)	$(1,242,272)	$175,529	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$5,492,273	$(2,116,779)	$(3,375,494)	$0	$0

Deutsche Bank AG	16,250	0	0	0	16,250

Goldman Sachs Bank USA/Goldman Sachs International	423,209	(423,209)	0	0	0

JPMorgan Securities, LLC	195,839	(195,839)	0	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International PLC	512,870	(512,870)	0	0	0

Societe Generale	611,328	0	0	0	611,328

State Street Bank & Trust Co.	1,027	(1,027)	0	0	0

Total	$7,252,796	$(3,249,724)	$(3,375,494)	$0	$627,578	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$504,280	$0	$0	$0	$504,280

Citibank, NA/Citigroup Global Markets, Inc.	2,116,779	(2,116,779)	0	0	0

Credit Suisse International	4,548,544	0	0	(4,548,544)	0

Goldman Sachs Bank USA/Goldman Sachs International	6,765,305	(423,209)	0	(6,342,096)	0

JPMorgan Securities, LLC	1,203,876	(195,839)	0	(1,000,851)	7,186

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International PLC	632,164	(512,870)	0	(119,294)	0

State Street Bank & Trust Co.	7,759	(1,027)	0	0	6,732

Total	$15,778,707	$(3,249,724)	$0	$(12,010,785)	$518,198	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

2021 Annual Report	71

Notes to Financial Statements (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citigroup Global Markets, Inc.	$333,083	$(40,045)	$(293,038)	$0	$0

Goldman Sachs International	22,195	(22,195)	0	0	0

JPMorgan Securities, LLC	9,831	(9,831)	0	0	0

Morgan Stanley & Co. International PLC	35,558	0	0	0	35,558

Total	$400,667	$(72,071)	$(293,038)	$0	$35,558	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$40,045	$(40,045)	$0	$0	$0

Credit Suisse International	388,796	0	0	(350,109)	38,687

Deutsche Bank AG	126,380	0	(126,380)	0	0

Goldman Sachs International	152,508	(22,195)	0	0	130,313

JPMorgan Securities, LLC	50,836	(9,831)	0	0	41,005

Total	$758,565	$(72,071)	$(126,380)	$(350,109)	$210,005	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

72	Sanford C. Bernstein Fund, Inc.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2021, Intermediate Duration Portfolio earned drop income of $3,035,478, which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

PORTFOLIO	2021	2020
Emerging Markets

Distributions paid from:

Ordinary income	$25,337,814	$22,100,317

Long-term capital gains	0	0

Total distributions paid	$25,337,814	$22,100,317

Short Duration Diversified Municipal

Distributions paid from:

Ordinary income	$23,327	$107,648

Long-term capital gains	0	0

Total taxable distributions	23,327	107,648

Tax exempt distributions	1,911,615	2,245,176

Total distributions paid	$1,934,942	$2,352,824

California Municipal

Distributions paid from:

Ordinary income	$412,224	$1,183,018

Long-term capital gains	0	0

Total taxable distributions	412,224	1,183,018

Tax exempt distributions	22,592,812	25,653,328

Total distributions paid	$23,005,036	$26,836,346

Diversified Municipal

Distributions paid from:

Ordinary income	$3,286,540	$5,117,332

Long-term capital gains	0	0

Total taxable distributions	3,286,540	5,117,332

Tax exempt distributions	118,404,005	135,050,172

Total distributions paid	$121,690,545	$140,167,504

2021 Annual Report	73

Notes to Financial Statements (continued)

PORTFOLIO	2021	2020
New York Municipal

Distributions paid from:

Ordinary income	$965,122	$1,513,510

Long-term capital gains	0	0

Total taxable distributions	965,122	1,513,510

Tax exempt distributions	32,163,171	37,764,855

Total distributions paid	$33,128,293	$39,278,365

Intermediate Duration

Distributions paid from:

Ordinary income	$90,958,859	$95,999,272

Long-term capital gains	45,450,546	0

Total distributions paid	$136,409,405	$95,999,272

Short Duration Plus

Distributions paid from:

Ordinary income	$2,361,508	$3,827,152

Long-term capital gains	0	0

Total distributions paid	$2,361,508	$3,827,152

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Emerging Markets	$31,587,817	$90,529,983	$0	$216,703,791	$338,821,591

Short Duration Diversified Municipal	17,836	0	(1,333,813)	2,628,485	1,312,508

California Municipal	0	0	(8,158,976)	57,194,607	49,035,631

Diversified Municipal	613,303	0	(23,825,358)	325,399,381	302,187,326

New York Municipal	191,004	0	(18,391,067)	79,419,238	61,219,175

Intermediate Duration	0	36,296,442	(7,086,152)	63,333,631	92,543,921

Short Duration Plus	0	0	(10,471,742)	(877,324)	(11,349,066)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$17,836

Diversified Municipal	$613,303

New York Municipal	$191,004

(b)

As of September 30, 2021 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2021 Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, and New York Municipal Portfolio utilized capital loss carryforwards of $56,805,991, $135,471, $10,135,979, $26,009,082, and $3,326,569, respectively, to offset current year net realized gains. As of September 30, 2021 California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio, Intermediate Duration Portfolio, and Short Duration Plus Portfolio deferred $458,285, $2,408,792, $806,287, $6,306,383, and $18,800 respectively, in qualified late-year losses. These losses will be treated as arising on October 1, 2021. As of September 30, 2021 Intermediate Duration Portfolio deferred $779,769 in straddle losses.

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(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, and dividends payable to shareholders.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2021, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Emerging Markets	$0	$0

Short Duration Diversified Municipal	236,265	1,097,548

California Municipal	6,351,954	1,348,737

Diversified Municipal	21,416,566	0

New York Municipal	7,756,028	9,828,752

Intermediate Duration Portfolio	0	0

Short Duration Plus	3,110,873	7,342,069

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include

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Notes to Financial Statements (continued)

economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invests more of its assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Portfolios. The Portfolio’s investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn in the 2007-2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

76	Sanford C. Bernstein Fund, Inc.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, or other assets including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of

2021 Annual Report	77

Notes to Financial Statements (continued)

these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The Municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on a Municipal Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or

78	Sanford C. Bernstein Fund, Inc.

state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Transition and Associated Risk—The Portfolios may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause

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Notes to Financial Statements (continued)

the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 10.0 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL
Emerging Markets	200	0	0	0	0	0	300	0	500

Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100

California Municipal	200	200	200	200	200	0	200	300	1,500

Diversified Municipal	800	400	400	400	400	0	600	300	3,300

New York Municipal	400	200	200	200	200	0	200	300	1,700

Intermediate Duration	600	300	0	0	300	0	400	0	1,600

Short Duration Plus	200	200	200	200	0	200	0	300	1,300

Share transactions for each Portfolio for the years ended September 30, 2021 and September 30, 2020, were as follows:

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Emerging Markets Class Shares

Shares sold	2,461,861	4,095,046	$82,805,399	$104,194,109

Shares issued to shareholders on reinvestment of dividends	546,878	551,423	17,297,744	15,208,232

Shares redeemed	(5,227,186)	(8,814,966)	(173,177,064)	(222,592,458)

Net decrease	(2,218,447)	(4,168,497)	$(73,073,921)	$(103,190,117)

Class Z Shares

Shares sold	4,681	0	$163,631	$0

Shares issued to shareholders on reinvestment of dividends	132,229	124,551	4,182,401	3,433,876

Shares redeemed	(258,591)	(225,702)	(8,670,765)	(6,214,209)

Net decrease	(121,681)	(101,151)	$(4,324,733)	$(2,780,333)

80	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Shares sold	15,056,765	10,296,582	$192,716,676	$130,099,909

Shares issued to shareholders on reinvestment of dividends	136,252	154,056	1,743,346	1,945,765

Shares redeemed	(9,571,835)	(9,114,304)	(122,468,926)	(114,810,808)

Net increase	5,621,182	1,336,334	$71,991,096	$17,234,866

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Municipal Class Shares

Shares sold	19,982,069	18,304,334	$293,044,170	$262,591,109

Shares issued to shareholders on reinvestment of dividends	1,090,793	1,319,973	15,982,582	18,912,474

Shares redeemed	(22,550,649)	(17,939,347)	(330,321,867)	(257,212,852)

Net increase (decrease)	(1,477,787)	1,684,960	$(21,295,115)	$24,290,731

Class A Shares

Shares sold	940,394	1,531,470	$13,771,691	$21,731,549

Shares issued to shareholders on reinvestment of dividends	55,191	67,572	808,608	967,916

Shares converted from Class C	131,264	196,520	1,921,098	2,841,205

Shares redeemed	(1,574,539)	(1,240,749)	(23,093,266)	(17,837,021)

Net increase (decrease)	(447,690)	554,813	$(6,591,869)	$7,703,649

Class C Shares

Shares sold	141,129	58,513	$2,063,877	$830,225

Shares issued to shareholders on reinvestment of dividends	1,942	4,847	28,429	69,332

Shares converted to Class A	(131,267)	(196,607)	(1,921,098)	(2,841,205)

Shares redeemed	(134,690)	(168,563)	(1,971,831)	(2,419,241)

Net decrease	(122,886)	(301,810)	$(1,800,623)	$(4,360,889)

Advisor Class Shares

Shares sold	2,797,559	2,177,882	$40,999,128	$31,198,386

Shares issued to shareholders on reinvestment of dividends	56,837	47,880	833,006	686,690

Shares redeemed	(1,330,980)	(751,491)	(19,486,966)	(10,766,859)

Net increase	1,523,416	1,474,271	$22,345,168	$21,118,217

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Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Municipal Class Shares

Shares sold	73,607,966	65,669,903	$1,093,125,452	$953,324,442

Shares issued to shareholders on reinvestment of dividends	5,111,537	5,921,505	75,879,414	85,677,553

Shares redeemed	(57,770,058)	(70,962,829)	(857,673,588)	(1,027,322,105)

Net increase	20,949,445	628,579	$311,331,278	$11,679,890

Class A Shares

Shares sold	8,229,620	8,506,533	$122,336,323	$123,402,971

Shares issued to shareholders on reinvestment of dividends	220,597	216,415	3,277,635	3,136,627

Shares converted from Class B	0	396	0	5,757

Shares converted from Class C	1,023,362	668,163	15,211,937	9,741,190

Shares redeemed	(4,311,216)	(6,973,908)	(64,037,021)	(100,315,358)

Net increase	5,162,363	2,417,599	$76,788,874	$35,971,187

Class B Shares

Shares issued to shareholders on reinvestment of dividends	0	0 (a)	$0	$5

Shares converted to Class A	0	(396)	0	(5,757)

Net decrease	0	(396)	$0	$(5,752)

Class C Shares

Shares sold	301,438	619,068	$4,464,752	$8,996,206

Shares issued to shareholders on reinvestment of dividends	13,520	26,548	200,537	383,891

Shares converted to Class A	(1,023,988)	(668,532)	(15,211,937)	(9,741,190)

Shares redeemed	(405,947)	(503,171)	(6,032,366)	(7,258,503)

Net decrease	(1,114,977)	(526,087)	$(16,579,014)	$(7,619,596)

Advisor Class Shares

Shares sold	13,792,657	17,082,408	$204,707,508	$246,673,652

Shares issued to shareholders on reinvestment of dividends	356,998	354,933	5,297,134	5,133,286

Shares redeemed	(9,015,014)	(10,848,498)	(133,843,446)	(156,298,402)

Net increase	5,134,641	6,588,843	$76,161,196	$95,508,536

Class Z Shares

Shares sold	8,059,482	6,546,888	$119,988,336	$95,145,948

Shares issued to shareholders on reinvestment of dividends	583,322	877,402	8,663,484	12,695,423

Shares redeemed	(9,253,954)	(30,613,937)	(137,584,099)	(443,644,578)

Net decrease	(611,150)	(23,189,647)	$(8,932,279)	$(335,803,207)

(a)	Amount is less than one share.

82	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Municipal Class Shares

Shares sold	18,171,016	16,023,100	$259,243,369	$225,273,454

Shares issued to shareholders on reinvestment of dividends	1,644,557	1,967,243	23,484,985	27,519,363

Shares redeemed	(20,055,429)	(19,922,598)	(286,380,791)	(278,806,797)

Net decrease	(239,856)	(1,932,255)	$(3,652,437)	$(26,013,980)

Class A Shares

Shares sold	1,142,049	1,767,847	$16,280,053	$25,013,436

Shares issued to shareholders on reinvestment of dividends	85,477	107,527	1,219,720	1,503,374

Shares converted from Class C	675,324	387,315	9,671,456	5,461,252

Shares redeemed	(2,123,188)	(2,309,293)	(30,214,231)	(32,190,853)

Net decrease	(220,338)	(46,604)	$(3,043,002)	$(212,791)

Class C Shares

Shares sold	38,046	111,298	$544,495	$1,575,487

Shares issued to shareholders on reinvestment of dividends	7,441	16,401	105,971	229,424

Shares converted to Class A	(675,309)	(387,150)	(9,671,456)	(5,461,252)

Shares redeemed	(151,700)	(243,682)	(2,152,932)	(3,412,751)

Net decrease	(781,522)	(503,133)	$(11,173,922)	$(7,069,092)

Advisor Class Shares

Shares sold	1,349,204	2,556,570	$19,276,461	$35,996,559

Shares issued to shareholders on reinvestment of dividends	55,610	65,496	793,581	914,792

Shares redeemed	(1,275,182)	(2,056,078)	(18,069,998)	(28,394,625)

Net increase	129,632	565,988	$2,000,044	$8,516,726

2021 Annual Report	83

Notes to Financial Statements (continued)

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Intermediate Duration Class Shares

Shares sold	56,202,237	45,936,902	$766,539,667	$630,770,763

Shares issued to shareholders on reinvestment of dividends and distributions	8,742,347	5,362,105	120,132,573	73,165,522

Shares redeemed	(43,516,801)	(39,842,447)	(592,800,321)	(542,623,931)

Net increase	21,427,783	11,456,560	$293,871,919	$161,312,354

Class A Shares

Shares sold	91,115	51,389	$1,253,106	$711,682

Shares issued to shareholders on reinvestment of dividends and distributions	2,397	131	32,805	1,811

Shares redeemed	(13,955)	(2,905)	(188,928)	(40,307)

Net increase	79,557	48,615	$1,096,983	$673,186

Advisor Class Shares

Shares sold	99	0	$1,324	$0

Shares issued to shareholders on reinvestment of dividends and distributions	1	0	12	0

Net increase	100	0	$1,336	$0

There were no transactions in capital shares of Class Z shares for the years ended September 30, 2021 and September 30, 2020.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Short Duration Plus Class Shares

Shares sold	7,565,938	7,860,805	$88,810,032	$92,402,116

Shares issued to shareholders on reinvestment of dividends	173,295	255,694	2,032,240	3,005,897

Shares redeemed	(5,820,632)	(8,538,329)	(68,260,080)	(100,401,349)

Net increase (decrease)	1,918,601	(421,830)	$22,582,192	$(4,993,336)

84	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Class A Shares

Shares sold	369,544	864,056	$4,346,934	$10,214,178

Shares issued to shareholders on reinvestment of dividends	5,309	13,543	62,373	159,270

Shares converted from Class B	0	632	0	7,412

Shares converted from Class C	42,791	55,302	501,872	652,856

Shares redeemed	(582,041)	(1,159,807)	(6,835,781)	(13,642,768)

Net decrease	(164,397)	(226,274)	$(1,924,602)	$(2,609,052)

Class B Shares

Shares sold	0	90	$0	$1,050

Shares issued to shareholders on reinvestment of dividends	0	0 (a)	0	4

Shares converted to Class A	0	(633)	0	(7,412)

Net decrease	0	(543)	$0	$(6,358)

Class C Shares

Shares sold	47,374	215,651	$556,021	$2,539,018

Shares issued to shareholders on reinvestment of dividends	455	1,182	5,340	13,870

Shares converted to Class A	(42,872)	(55,436)	(501,872)	(652,856)

Shares redeemed	(169,283)	(105,045)	(1,982,510)	(1,236,126)

Net increase (decrease)	(164,326)	56,352	$(1,923,021)	$663,906

(a)	Amount is less than one share.

At September 30, 2021, certain AllianceBernstein mutual funds owned 15% of Emerging Markets Portfolio in aggregate of the Portfolio’s shares outstanding. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE 7.	Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2021 Annual Report	85

2021 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2021. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Short Duration Plus	100.00%

Intermediate Duration	88.67%

For the taxable year ended September 30, 2021, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Emerging Markets	$24,790,464

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2021, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
Emerging Markets	$5,228,942	$46,197,551

For the taxable year ended September 30, 2021, the long-term capital gain designation is as follows:

PORTFOLIO	LONG-TERM CAPITAL GAIN DISTRIBUTIONS
Intermediate Duration	$45,450,546

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

86	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry*^

Chair

Beata D. Kirr

President

R. Jay Gerken*^

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Laurent Saltiel(1)

Vice President

Henry S. Mallari-D’Auria(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Michael Canter(1)

Vice President

Janaki Rao(1)

Vice President

Nelson Yu(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, NY 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, MA 02210

DISTRIBUTORS+

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

TRANSFER AGENTS

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. Mallari-D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter and Rao are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

+ Sanford C. Bernstein & Co., LLC acts as distributor to sell SCB Class shares of the Portfolios. AllianceBernstein Investments, Inc. acts as the principal underwriter and distributor of the Portfolios’ Class A, Class C, Class Z and Advisor Class shares. Advisor Class shares and Class Z shares are not subject to the Rule 12b-1 asset based sales charges.

2021 Annual Report	87

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Beata D. Kirr,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 47 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2016. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed
DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 70 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International, since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,#^ 70 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland,# 55 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

88	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
William Kristol,# 68 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 59 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	None

Donald K. Peterson,# 72 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

* * Ms. Kirr is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AB.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Pricing Committee.

2021 Annual Report	89

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Beata D. Kirr, 47	President	See biography above.

Michael Canter, 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2016.

Henry S. Mallari-D’Auria, 59	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2016.

Terrance T. Hults, 55	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2016.

Mathew J. Norton, 38	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2016.

Andrew Potter, 36	Vice President	Vice President of the Adviser†, with which he has been associated since prior to 2016.

Janaki Rao, 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2016.

Laurent Saltiel, 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2016.

Nelson Yu, 50	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2016.

Emilie D. Wrapp, 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2016.

Michael B. Reyes, 45	Senior Analyst	Vice President of the Adviser†, with which he has been associated since prior to 2016.

Joseph J. Mantineo, 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2016.

90	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Phyllis J. Clarke, 60	Controller	Vice President of ABIS†, with which she has been associated since prior to 2016.

Vincent S. Noto, 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser†, since prior to 2016.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

† The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

2021 Annual Report	91

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolios, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

92	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 27-28, 2021.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 12, 2021, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On October 5, 2021, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the October 5, 2021 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 7, 2021, and the Adviser provided certain additional information by means of a memorandum dated October 15, 2021. The Independent Directors held a video conference meeting on October 19, 2021 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 27-28, 2021, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the October 5, 2021 and October 27-28, 2021 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

[1]

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

2021 Annual Report	93

Board Consideration of Investment Management Arrangement (continued)

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will continue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic.

94	Sanford C. Bernstein Fund, Inc.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2021 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2021. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios, including the performance of the Overlay Portfolios’ dynamic asset allocation component. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios and other enhancements to portfolio management models. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2019 and 2020, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

2021 Annual Report	95

Board Consideration of Investment Management Arrangement (continued)

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, relatively recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

96	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

2021 Annual Report	97

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0921

Sanford C. Bernstein Fund, Inc.

September 30, 2021

Schedule of Investments

To the Annual Report

For the Emerging Markets Portfolio

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Shareholders of Emerging Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying schedule of investments to the annual report for the Emerging Markets Portfolio (one of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Portfolio”), and the related statement of assets and liabilities as of September 30, 2021, the statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2021 annual report for the Emerging Markets Portfolio. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 23, 2021

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS–95.4%

Financials–25.1%
Banks–18.5%
Agricultural Bank of China Ltd.–Class H	32,781,000	$11,261,270
AU Small Finance Bank Ltd.(a)(b)	172,969	2,705,275
Bancolombia SA (Sponsored ADR)	109,320	3,784,658
Bandhan Bank Ltd.(a)	1,440,300	5,449,276
Bank BTPN Syariah Tbk PT	11,042,700	2,664,864
Bank for Foreign Trade of Vietnam JSC	2,423,020	10,350,334
Bank Negara Indonesia Persero Tbk PT	31,784,200	11,832,781
Bank of the Philippine Islands	3,960,450	6,323,832
Bank Polska Kasa Opieki SA	595,920	15,404,569
Capitec Bank Holdings Ltd.	41,092	4,963,922
China Construction Bank Corp.–Class H	24,516,000	17,496,632
City Union Bank Ltd.	831,925	1,759,476
Grupo Financiero Banorte SAB de CV–Class O	346,790	2,222,554
Hana Financial Group, Inc.	593,701	23,078,224
HDFC Bank Ltd.	1,039,019	22,183,162
ICICI Bank Ltd.	447,904	4,215,130
Industrial Bank Co., Ltd.–Class A	3,580,393	10,073,999
Kasikornbank PCL	1,137,600	4,471,725
KB Financial Group, Inc.	552,608	25,700,409
Metropolitan Bank & Trust Co.	7,677,800	6,565,244
Military Commercial Joint Stock Bank(b)	2,142,780	2,604,501
Regional SAB de CV	552,886	3,163,864
Sberbank of Russia PJSC (Sponsored ADR)	2,263,200	42,435,000
State Bank of India	1,604,322	9,725,137
TCS Group Holding PLC (GDR)(a)	176,188	16,174,058

		266,609,896

Consumer Finance–1.7%
Manappuram Finance Ltd.	4,688,994	10,636,258
Muangthai Capital PCL	3,722,300	6,408,275
Muthoot Finance Ltd.	421,068	8,184,253

		25,228,786

Diversified Financial Services–0.8%
Fubon Financial Holding Co., Ltd.	3,578,300	9,778,897
Metro Pacific Investments Corp.	17,351,000	1,237,075

		11,015,972

Insurance–2.6%
AIA Group Ltd.	1,740,200	20,019,957
BB Seguridade Participacoes SA	1,012,700	3,709,932
Company	Shares	U.S. $ Value
Max Financial Services Ltd.(b)	723,098	$9,812,693
Ping An Insurance Group Co. of China Ltd.–Class H	433,000	2,961,448
TQM Corp. PCL	504,900	1,559,393

		38,063,423

Thrifts & Mortgage Finance–1.5%
Housing Development Finance Corp., Ltd.	604,739	22,267,915

		363,185,992

Information Technology–17.6%
Electronic Equipment, Instruments & Components–2.3%
Samsung SDI Co., Ltd.	31,520	18,808,610
Sinbon Electronics Co., Ltd.	1,684,000	14,160,675

		32,969,285

IT Services–1.9%
FPT Corp.	101,250	413,004
GDS Holdings Ltd.(b)	1,130,700	8,017,457
GDS Holdings Ltd. (ADR)(b)	194,330	11,001,021
Locaweb Servicos de Internet SA(a)	433,400	1,820,905
My EG Services Bhd	11,015,200	2,413,072
Network International Holdings PLC(a)(b)	413,747	2,025,335
NHN KCP Corp.(b)	34,398	1,497,991

		27,188,785

Semiconductors & Semiconductor Equipment–12.0%
ASPEED Technology, Inc.	37,000	3,047,173
Broadcom, Inc.	15,670	7,598,853
eMemory Technology, Inc.	51,000	3,566,556
King Yuan Electronics Co., Ltd.	6,282,000	9,135,544
Koh Young Technology, Inc.	117,280	1,913,820
LEENO Industrial, Inc.	17,820	2,630,366
MediaTek, Inc.	536,000	17,252,485
Nanya Technology Corp.	4,734,000	11,054,356
Parade Technologies Ltd.	25,000	1,463,383
Realtek Semiconductor Corp.	136,000	2,396,033
Silergy Corp.	20,000	2,909,070
SK Hynix, Inc.	163,784	14,020,944
Taiwan Semiconductor Manufacturing Co., Ltd.	3,276,706	67,769,106
United Microelectronics Corp.	12,087,000	27,398,198
WONIK IPS Co., Ltd.	50,130	1,669,162

		173,825,049

Software–0.3%
Douzone Bizon Co., Ltd.	25,780	2,071,004
TOTVS SA	222,400	1,474,295
Weimob, Inc.(a)(b)	966,000	1,394,344

		4,939,643

Technology Hardware, Storage & Peripherals–1.1%
Samsung Electronics Co., Ltd.	233,939	14,502,955

Schedule of Investments—Emerging Markets Portfolio	1

Company	Shares	U.S. $ Value
Samsung Electronics Co., Ltd. (Preference Shares)	18,730	$1,092,683

		15,595,638

		254,518,400

Consumer Discretionary–15.8%
Auto Components–0.2%
Balkrishna Industries Ltd.	94,861	3,228,908

Automobiles–4.1%
Dongfeng Motor Group Co., Ltd.–Class H(b)	6,172,000	5,496,158
Ford Otomotiv Sanayi AS	306,170	5,752,952
Guangzhou Automobile Group Co., Ltd.–Class H	9,408,000	8,267,199
Hyundai Motor Co.	64,248	10,695,067
Kia Corp.	232,232	15,684,142
Maruti Suzuki India Ltd.	54,150	5,327,920
NIO, Inc. (ADR)(b)	129,780	4,624,061
SAIC Motor Corp., Ltd.	1,346,644	3,963,300

		59,810,799

Diversified Consumer Services–0.6%
Fu Shou Yuan International Group Ltd.	9,564,500	7,955,745

Hotels, Restaurants & Leisure–4.0%
Despegar.com Corp.(b)	849,968	10,225,115
Galaxy Entertainment Group Ltd.(b)	1,011,000	5,187,472
Jollibee Foods Corp.	556,430	2,236,192
MakeMyTrip Ltd.(b)	497,870	13,537,085
OPAP SA	1,582,458	24,481,977
Tongcheng-Elong Holdings Ltd.(b)	583,200	1,408,295

		57,076,136

Internet & Direct Marketing Retail–3.8%
Alibaba Group Holding Ltd.(b)	1,206,980	22,345,954
JD.com, Inc.–Class A(b)	772,090	27,835,626
momo.com, Inc.	38,400	2,225,528
Naspers Ltd.–Class N	16,400	2,710,588

		55,117,696

Multiline Retail–0.3%
Lojas Renner SA	216,670	1,369,468
Poya International Co., Ltd.	72,100	1,218,265
Trent Ltd.	102,088	1,412,344

		4,000,077

Specialty Retail–1.6%
Ace Hardware Indonesia Tbk PT	22,391,300	1,977,634
China Meidong Auto Holdings Ltd.	409,140	2,058,652
China Tourism Group Duty Free Corp. Ltd.–Class A	135,300	5,420,743
JUMBO SA	120,460	1,961,412
Petrobras Distribuidora SA	498,300	2,149,395
Wilcon Depot, Inc.	5,138,600	2,763,533
Zhongsheng Group Holdings Ltd.	909,000	7,286,732

		23,618,101

Textiles, Apparel & Luxury Goods–1.2%
Fila Holdings Corp.	91,710	$3,269,973
Samsonite International SA(a)(b)	6,436,500	13,822,392

		17,092,365

		227,899,827

Communication Services–7.0%
Diversified Telecommunication Services–0.3%
Telkom Indonesia Persero Tbk PT	17,452,000	4,468,860

Entertainment–0.9%
HUYA, Inc. (ADR)(b)	309,180	2,578,561
International Games System Co., Ltd.	209,000	4,869,488
NCSoft Corp.	10,430	5,283,354

		12,731,403

Interactive Media & Services–4.9%
NAVER Corp.	66,470	21,567,319
Tencent Holdings Ltd.	707,700	42,248,782
Yandex NV–Class A(b)	84,560	6,738,587

		70,554,688

Wireless Telecommunication Services–0.9%
Bharti Airtel Ltd.(b)	982,409	9,084,051
Safaricom PLC	9,898,250	3,807,019

		12,891,070

		100,646,021

Industrials–6.7%
Building Products–0.4%
Astral Ltd.	101,628	2,959,286
Kajaria Ceramics Ltd.	162,942	2,592,173

		5,551,459

Commercial Services & Supplies–0.6%
Sunny Friend Environmental Technology Co., Ltd.	1,254,000	8,864,026

Construction & Engineering–0.9%
Sinopec Engineering Group Co., Ltd.	20,174,500	10,224,077
Voltas Ltd.	153,110	2,515,155

		12,739,232

Electrical Equipment–0.3%
Bizlink Holding, Inc.	168,000	1,335,592
Voltronic Power Technology Corp.	51,158	3,119,598

		4,455,190

Industrial Conglomerates–0.6%
Ayala Corp.	193,990	3,107,035
Bidvest Group Ltd. (The)	362,560	4,718,968

		7,826,003

Machinery–0.3%
Airtac International Group	77,000	2,395,622
Escorts Ltd.	116,195	2,304,283

		4,699,905

2	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Company	Shares	U.S. $ Value
Professional Services–1.5%
Centre Testing International Group Co., Ltd.–Class A	544,656	$2,135,077
HeadHunter Group PLC (ADR)	362,269	17,678,727
NICE Information Service Co., Ltd.	57,270	981,319
Sporton International, Inc.	149,415	1,170,908

		21,966,031

Road & Rail–1.2%
Globaltrans Investment PLC (Sponsored GDR)(a)	2,040,731	16,393,016
Rumo SA(b)	421,900	1,300,776

		17,693,792

Trading Companies & Distributors–0.5%
Barloworld Ltd.	593,490	4,846,843
IndiaMart InterMesh Ltd.(a)	25,033	2,801,338

		7,648,181

Transportation Infrastructure–0.4%
Grupo Aeroportuario del Centro Norte SAB de CV(b)	748,541	4,402,073
Grupo Aeroportuario del Pacifico SAB de CV–Class B(b)	108,060	1,256,420

		5,658,493

		97,102,312

Materials–6.6%
Chemicals–1.1%
Atul Ltd.	22,925	2,907,206
Hansol Chemical Co., Ltd.	21,355	6,189,882
PI Industries Ltd.	65,713	2,797,001
SRF Ltd.	23,449	3,566,996

		15,461,085

Construction Materials–0.2%
Grupo Cementos de Chihuahua SAB de CV	421,480	3,150,252

Metals & Mining–5.3%
Anglo American PLC	221,160	7,751,358
Antofagasta PLC	100,350	1,823,638
China Hongqiao Group Ltd.	3,798,500	4,820,608
CSN Mineracao SA	3,312,300	3,874,462
First Quantum Minerals Ltd.	485,690	8,992,129
Freeport-McMoRan, Inc.	258,170	8,398,270
Hindalco Industries Ltd.	920,292	6,024,469
Hoa Phat Group JSC	962,340	2,225,111
Ivanhoe Mines Ltd.(b)	1,025,609	6,558,845
KGHM Polska Miedz SA	203,671	8,022,876
MMC Norilsk Nickel PJSC (ADR)	214,050	6,404,376
POSCO	45,128	12,426,379

		77,322,521

		95,933,858

Utilities–4.9%
Electric Utilities–2.2%
Equatorial Energia SA	4,224,300	$19,664,142
Power Grid Corp. of India Ltd.	4,656,994	11,852,392

		31,516,534

Gas Utilities–1.9%
China Resources Gas Group Ltd.	600,000	3,152,357
GAIL India Ltd.	3,969,559	8,448,082
Kunlun Energy Co., Ltd.	14,612,000	15,214,453

		26,814,892

Independent Power and Renewable Electricity Producers–0.8%
China Datang Corp. Renewable Power Co., Ltd.	1,673,000	745,409
China Longyuan Power Group Corp Ltd.	4,481,000	10,995,509

		11,740,918

		70,072,344

Real Estate–3.5%
Real Estate Management & Development–3.5%
A-Living Smart City Services Co., Ltd.–Class H(a)	3,466,250	12,309,445
Ayala Land, Inc.	9,731,200	6,390,810
China Overseas Property Holdings Ltd.	2,710,000	2,244,092
China Resources Land Ltd.	860,000	3,619,441
CIFI Ever Sunshine Services Group Ltd.(a)	832,000	1,663,034
CIFI Holdings Group Co., Ltd.	10,544,000	7,157,900
Longfor Group Holdings Ltd.(a)	1,052,000	4,806,680
Megaworld Corp.	58,073,000	3,243,496
Midea Real Estate Holding Ltd.(a)	1,653,800	2,843,406
Times China Holdings Ltd.	5,768,000	4,795,613
Vincom Retail JSC(b)	1,488,973	1,899,999

		50,973,916

Health Care–3.4%
Health Care Equipment & Supplies–0.5%
AK Medical Holdings Ltd.(a)	2,532,000	3,503,229
Lepu Medical Technology Beijing Co., Ltd.–Class A	844,711	3,500,055

		7,003,284

Health Care Providers & Services–1.6%
Dr. Lal PathLabs Ltd.(a)	58,998	2,921,425
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	3,288,600	6,373,955
Universal Vision Biotechnology Co., Ltd.	1,328,000	14,594,336

		23,889,716

Schedule of Investments—Emerging Markets Portfolio	3

Company	Shares	U.S. $ Value
Health Care Technology–0.3%
Alibaba Health Information Technology Ltd.(b)	3,170,000	$4,564,921

Pharmaceuticals–1.0%
Genomma Lab Internacional SAB de CV–Class B(b)	12,379,057	11,754,452
Richter Gedeon Nyrt	84,600	2,313,576

		14,068,028

		49,525,949

Energy–2.5%
Oil, Gas & Consumable Fuels–2.5%
LUKOIL PJSC (Sponsored ADR)	127,742	12,092,058
PetroChina Co., Ltd.–Class H	30,722,000	14,389,099
Petroleo Brasileiro SA (Preference Shares)	1,786,000	8,930,410

		35,411,567

Consumer Staples–2.3%
Food & Staples Retailing–1.5%
Atacadao SA	2,095,400	6,833,641
BGF retail Co., Ltd.	14,030	2,004,261
Dino Polska SA(a)(b)	41,760	3,488,006
GS Retail Co., Ltd.	63,660	1,739,930
X5 Retail Group NV (GDR)(a)	244,425	7,936,480

		22,002,318

Food Products–0.8%
Industrias Bachoco SAB de CV	900,128	3,299,794
Minerva SA/Brazil	2,144,600	4,115,332
WH Group Ltd.(a)	6,268,094	4,463,184

		11,878,310

		33,880,628

Total Common Stocks (cost $1,179,320,049)		1,379,150,814

EQUITY LINKED NOTES–3.6%

Information Technology–2.5%
IT Services–2.5%
FPT Corp., Macquarie Bank Ltd., expiring 03/31/2023(b)	8,752,861	35,765,206

Real Estate–0.4%
Real Estate Management & Development–0.4%
Vincom Retail JSC, Macquarie Bank Ltd., expiring 03/31/2023(b)	5,053,410	6,461,083

Consumer Discretionary–0.4%
Specialty Retail–0.4%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 03/31/2023(b)	1,052,979	$5,912,597

Financials–0.3%
Banks–0.3%
Asia Commercial Bank JSC, Macquarie Bank Ltd., expiring 09/03/2023(b)	1,759,350	2,438,818
Vietnam Technological & Commercial Joint Stock Bank, Macquarie Bank Ltd., expiring 08/10/2022(b)	543,820	1,185,126

		3,623,944

Total Equity Linked Notes (cost $27,558,579)		51,762,830

RIGHTS–0.0%

Communication Services–0.0%
Wireless Telecommunication Services–0.0%
Bharti Airtel Ltd., expiring 10/21/2021(b)(c)(d) (cost $0)	70,172	144,924

SHORT-TERM INVESTMENTS–1.6%
Investment Companies–1.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(e)(f)(g) (cost $23,229,129)	23,229,129	23,229,129

Total Investments—100.6% (cost $1,230,107,757)		1,454,287,697

Other assets less liabilities—(0.6)%		(9,098,979)

Net Assets—100.0%		$1,445,188,718

4	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,488	INR	112,243	10/08/2021	$22,919
Bank of America, NA	USD	5,677	HKD	44,175	11/10/2021	(1,805)
Barclays Bank PLC	USD	2,908	INR	214,653	10/08/2021	(18,255)
Barclays Bank PLC	USD	3,433	IDR	49,207,680	10/15/2021	(959)
Barclays Bank PLC	PHP	154,227	USD	3,073	10/21/2021	59,857
Barclays Bank PLC	USD	4,097	TWD	114,073	10/21/2021	6,767
Barclays Bank PLC	USD	10,355	KRW	12,078,001	10/28/2021	(160,562)
Barclays Bank PLC	USD	5,083	CNH	33,034	12/09/2021	13,897
BNP Paribas SA	BRL	11,378	USD	2,120	10/04/2021	30,605
BNP Paribas SA	USD	2,092	BRL	11,378	10/04/2021	(2,439)
BNP Paribas SA	IDR	49,207,680	USD	3,409	10/15/2021	(23,375)
BNP Paribas SA	USD	3,902	TWD	108,338	10/21/2021	(4,646)
BNP Paribas SA	KRW	37,229,374	USD	32,426	10/28/2021	1,002,545
BNP Paribas SA	KRW	4,323,087	USD	3,634	10/28/2021	(14,965)
BNP Paribas SA	USD	2,939	KRW	3,402,403	10/28/2021	(67,431)
BNP Paribas SA	HKD	314,420	USD	40,347	11/10/2021	(46,851)
BNP Paribas SA	USD	2,192	CLP	1,731,818	11/12/2021	(63,869)
BNP Paribas SA	CNH	92,538	USD	14,282	12/09/2021	4,966
BNP Paribas SA	CNH	49,152	USD	7,556	12/09/2021	(26,770)
Citibank, NA	BRL	26,893	USD	4,944	10/04/2021	5,765
Citibank, NA	USD	5,108	BRL	26,893	10/04/2021	(170,021)
Citibank, NA	USD	18,580	KRW	21,748,970	10/28/2021	(223,018)
Citibank, NA	USD	4,490	HKD	34,916	11/10/2021	(3,984)
Citibank, NA	CNH	28,842	USD	4,441	12/09/2021	(8,845)
Deutsche Bank AG	RUB	3,977,352	USD	53,973	12/15/2021	(23,136)
Goldman Sachs Bank USA	USD	3,834	TWD	106,939	10/21/2021	13,229
Goldman Sachs Bank USA	USD	26,784	ZAR	383,927	11/24/2021	(1,463,488)
Goldman Sachs Bank USA	USD	150,325	CNH	975,172	12/09/2021	123,154
Goldman Sachs Bank USA	USD	13,578	MYR	56,455	12/22/2021	(150,924)
HSBC Bank USA	PLN	63,769	USD	16,534	12/07/2021	504,291
HSBC Bank USA	USD	6,442	PLN	25,320	12/07/2021	(76,853)
HSBC Bank USA	CNH	105,111	USD	16,167	12/09/2021	(49,259)
JPMorgan Chase Bank, NA	BRL	15,515	USD	2,916	10/04/2021	67,343
JPMorgan Chase Bank, NA	USD	2,852	BRL	15,515	10/04/2021	(3,326)
JPMorgan Chase Bank, NA	INR	214,653	USD	2,903	10/08/2021	13,378
Morgan Stanley Capital Services, Inc.	PHP	768,778	USD	15,127	10/21/2021	110,010
Morgan Stanley Capital Services, Inc.	TWD	242,834	USD	8,794	10/21/2021	57,603
Morgan Stanley Capital Services, Inc.	EUR	16,373	USD	19,457	11/08/2021	479,019
Morgan Stanley Capital Services, Inc.	GBP	4,912	USD	6,746	11/10/2021	127,238
Morgan Stanley Capital Services, Inc.	HKD	18,321	USD	2,353	11/10/2021	(952)
Morgan Stanley Capital Services, Inc.	CAD	18,652	USD	14,574	11/19/2021	(150,611)
Morgan Stanley Capital Services, Inc.	USD	12,126	CNH	78,834	12/09/2021	36,689
Natwest Markets PLC	INR	112,243	USD	1,492	10/08/2021	(19,578)
Natwest Markets PLC	TWD	86,516	USD	3,108	10/21/2021	(3,971)
State Street Bank & Trust Co.	THB	154,002	USD	4,684	10/07/2021	132,528
State Street Bank & Trust Co.	USD	9,929	THB	324,218	10/07/2021	(346,596)
State Street Bank & Trust Co.	USD	1,209	CNH	7,801	10/08/2021	(1,010)
State Street Bank & Trust Co.	USD	3,794	CNH	24,693	12/09/2021	15,455
UBS AG	USD	2,184	CAD	2,787	11/19/2021	16,303

						$(283,938)

Schedule of Investments—Emerging Markets Portfolio	5

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $106,520,828 or 7.4% of net assets.
(b)	Non-income producing security.
(c)	Fair valued by the Adviser.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Affiliated investments.
(f)	The rate shown represents the 7-day yield as of period end.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

BRL—Brazilian Real

CAD—Canadian Dollar

CLP—Chilean Peso

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MYR—Malaysian Ringgit

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

THB—Thailand Baht

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

SCB–ST–1946–0921

Sanford C. Bernstein Fund, Inc.

September 30, 2021

Schedule of Investments To the Annual
Report For the Fixed Income Taxable Portfolios

Intermediate Duration

Short Duration Plus

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Intermediate Duration Class Shareholders of Intermediate Duration Portfolio and Short Duration Plus Class Shareholders of Short Duration Plus Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Fixed Income Taxable Portfolios of Intermediate Duration Portfolio and Short Duration Plus Portfolio (two of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2021, the statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2021 annual report for the Fixed Income Taxable Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 23, 2021

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2021

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–35.2%
Malaysia–0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	35,334	$8,516,089

United States–35.0%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	4,293	3,500,644
1.875%, 02/15/2051		133,989	127,435,720
2.00%, 02/15/2050–08/15/2051		19,020	18,636,537
2.25%, 08/15/2046		12,530	12,903,942
2.375%, 11/15/2049		2,885	3,062,157
2.50%, 02/15/2045–05/15/2046		25,872	27,913,314
3.00%, 05/15/2045–02/15/2049		78,384	92,920,909
3.375%, 05/15/2044		5,710	7,077,996
3.50%, 02/15/2039		4,254	5,289,583
3.75%, 11/15/2043		10,205	13,314,336
4.375%, 02/15/2038–11/15/2039		49,130	67,875,072
4.50%, 02/15/2036		4,048	5,519,282
4.75%, 02/15/2037		4,156	5,854,116
5.375%, 02/15/2031		14,221	19,113,375
5.50%, 08/15/2028		10,214	13,038,809
U.S. Treasury Notes
0.125%, 08/31/2022–02/28/2023		511,722	511,798,559
1.125%, 02/15/2031		25,087	24,279,803
1.25%, 08/15/2031		16,759	16,334,300
1.50%, 02/15/2030		11,115	11,177,522
1.625%, 05/15/2026		236,708	244,104,919
1.75%, 11/30/2021(a)		28,028	28,102,449
1.75%, 11/15/2029		11,550	11,860,406
1.875%, 01/31/2022		9,965	10,024,167
2.00%, 12/31/2021		26,704	26,833,348
2.25%, 02/15/2027		3,147	3,341,827
2.625%, 02/15/2029		30,853	33,620,346

			1,344,933,438

Total Governments—Treasuries (cost $1,318,904,889)			1,353,449,527

CORPORATES-INVESTMENT GRADE–22.7%

Industrial–13.4%
Basic–1.2%
Alpek SAB de CV
3.25%, 02/25/2031(b)		1,773	1,789,400
4.25%, 09/18/2029(b)		449	480,722
Braskem Netherlands Finance BV 4.50%, 01/31/2030(b)		3,420	3,628,192
GUSAP III LP 4.25%, 01/21/2030(b)		5,248	5,595,680

	Principal Amount (000)		U.S. $ Value
Industrias Penoles SAB de CV 4.75%, 08/06/2050(b)	U.S.$	1,544	$1,708,340
Inversiones CMPC SA
3.85%, 01/13/2030(b)		2,742	2,889,383
4.375%, 04/04/2027(b)		2,062	2,272,840
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(b)		1,151	1,198,335
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(b)		3,400	3,704,512
Suzano Austria GmbH
2.50%, 09/15/2028		9,106	8,855,585
3.75%, 01/15/2031		1,419	1,454,120
WRKCo, Inc. 4.00%, 03/15/2028		6,569	7,340,923
Yamana Gold, Inc. 2.63%, 08/15/2031(b)		6,681	6,511,102

			47,429,134

Capital Goods–0.6%
Flowserve Corp. 2.80%, 01/15/2032		4,669	4,622,777
Parker-Hannifin Corp. 3.25%, 06/14/2029		2,817	3,029,486
Raytheon Technologies Corp. 4.125%, 11/16/2028		8,502	9,678,762
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/2025		1,117	1,185,249
4.40%, 03/15/2024		4,344	4,671,233

			23,187,507

Communications-Media–1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.20%, 03/15/2028		868	969,955
4.80%, 03/01/2050		3,131	3,526,852
5.125%, 07/01/2049		1,949	2,288,087
Comcast Corp. 4.15%, 10/15/2028		4,460	5,132,434
Discovery Communications LLC
4.65%, 05/15/2050		581	674,477
5.20%, 09/20/2047		1,999	2,465,187
5.30%, 05/15/2049		857	1,069,347
Fox Corp.
4.709%, 01/25/2029		2,656	3,095,037
5.576%, 01/25/2049		4,396	5,925,061
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		1,966	2,288,011
Prosus NV
3.68%, 01/21/2030(b)		550	568,322
4.027%, 08/03/2050(b)		1,993	1,858,473
Tencent Holdings Ltd.
1.81%, 01/26/2026(b)		5,470	5,513,760
2.39%, 06/03/2030(b)		3,060	3,006,052
3.24%, 06/03/2050(b)		4,830	4,560,728
Time Warner Cable LLC 4.50%, 09/15/2042		2,370	2,571,142

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)		U.S. $ Value
Weibo Corp. 3.375%, 07/08/2030	U.S.$	11,908	$11,873,020

			57,385,945

Communications-Telecommunications–0.7%
AT&T, Inc.
3.50%, 09/15/2053		10,244	10,143,199
3.65%, 09/15/2059		4,421	4,375,950
Empresa Nacional de Telecomunicaciones SA 4.75%, 08/01/2026(b)		4,012	4,388,125
T-Mobile USA, Inc.
2.625%, 04/15/2026–02/15/2029		2,994	3,045,307
3.375%, 04/15/2029(b)		698	727,930
3.40%, 10/15/2052(b)		5,822	5,700,087

			28,380,598

Consumer Cyclical-Automotive–0.7%
General Motors Co. 6.125%, 10/01/2025		1,152	1,350,225
General Motors Financial Co., Inc.
4.30%, 07/13/2025		1,405	1,539,487
5.25%, 03/01/2026		1,600	1,828,304
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(b)		10,500	11,134,830
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(b)		8,330	9,160,334

			25,013,180

Consumer Cyclical-Other–0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029		8,755	8,926,248
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		530	606,707
MDC Holdings, Inc. 6.00%, 01/15/2043		3,776	4,733,669

			14,266,624

Consumer Cyclical-Retailers–0.7%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		8,625	9,540,630
InRetail Consumer 3.25%, 03/22/2028(b)		3,460	3,443,349
Lowe’s Cos., Inc. 3.65%, 04/05/2029		2,926	3,237,502
Ross Stores, Inc. 4.70%, 04/15/2027		7,988	9,177,173

			25,398,654

Consumer Non-Cyclical–1.8%
Altria Group, Inc.
3.40%, 05/06/2030		7,300	7,708,289
4.80%, 02/14/2029		4,904	5,639,943
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		6,941	9,397,351
BAT Capital Corp.
2.259%, 03/25/2028	U.S.$	11,104	11,030,825
2.726%, 03/25/2031		4,352	4,289,288
Cencosud SA 5.15%, 02/12/2025(b)		6,910	7,587,180
Cigna Corp. 4.375%, 10/15/2028		3,600	4,160,520
CVS Health Corp. 4.30%, 03/25/2028		179	204,110
Gilead Sciences, Inc. 4.75%, 03/01/2046		3,199	4,018,264
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(b)		1,585	1,565,901
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		5,660	5,564,459
Sigma Alimentos SA de CV 4.125%, 05/02/2026(b)		378	412,634
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		6,627	7,141,255

			68,720,019

Energy–3.1%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		12,047	11,442,361
Chevron USA, Inc. 5.25%, 11/15/2043		5,674	7,650,311
Devon Energy Corp. 5.60%, 07/15/2041		4,914	6,161,321
Enbridge Energy Partners LP 7.375%, 10/15/2045		6,968	11,068,877
Energy Transfer LP
4.75%, 01/15/2026		6,615	7,390,873
6.25%, 04/15/2049		3,278	4,314,045
Eni SpA 4.25%, 05/09/2029(b)		3,228	3,671,237
Marathon Petroleum Corp.
5.125%, 12/15/2026		9,518	11,072,385
6.50%, 03/01/2041		1,683	2,317,239
MPLX LP 5.20%, 03/01/2047		10,984	13,333,368
Oleoducto Central SA 4.00%, 07/14/2027(b)		631	645,907
ONEOK Partners LP 6.125%, 02/01/2041		108	138,769
ONEOK, Inc.
4.00%, 07/13/2027		4,900	5,425,476
4.35%, 03/15/2029		4,164	4,692,495
5.20%, 07/15/2048		186	226,634
6.35%, 01/15/2031		1,081	1,385,388
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029		3,754	3,948,194
4.50%, 12/15/2026		2,027	2,264,564

2	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

	Principal Amount (000)		U.S. $ Value
Suncor Energy, Inc. 6.80%, 05/15/2038	U.S.$	5,543	$7,909,030
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(b)		1,397	1,413,065
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		8,737	11,894,639
Williams Cos., Inc. (The) 3.50%, 11/15/2030		2,012	2,186,279

			120,552,457

Other Industrial–0.2%
Alfa SAB de CV 5.25%, 03/25/2024(b)		3,311	3,570,293
CITIC Ltd. 2.85%, 02/25/2030(b)		3,688	3,747,469

			7,317,762

Services–0.7%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		6,124	5,882,224
Booking Holdings, Inc. 4.625%, 04/13/2030		9,010	10,715,142
Expedia Group, Inc.
4.625%, 08/01/2027		4,113	4,664,019
6.25%, 05/01/2025(b)		211	243,211
IHS Markit Ltd.
4.25%, 05/01/2029		1,574	1,800,625
4.75%, 08/01/2028		307	359,518
Moody’s Corp. 4.25%, 02/01/2029		1,412	1,620,694

			25,285,433

Technology–1.6%
Baidu, Inc.
1.625%, 02/23/2027		1,909	1,883,897
3.425%, 04/07/2030		217	229,673
Broadcom, Inc.
3.137%, 11/15/2035		1,202	1,192,432
3.187%, 11/15/2036		8,430	8,359,019
4.11%, 09/15/2028		4,144	4,615,836
4.15%, 11/15/2030		6,547	7,260,296
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		1,615	1,926,146
Fiserv, Inc. 3.50%, 07/01/2029		5,690	6,196,751
Infor, Inc. 1.75%, 07/15/2025(b)		2,719	2,756,658
KLA Corp. 4.10%, 03/15/2029		1,349	1,535,944
Micron Technology, Inc. 4.185%, 02/15/2027		5,194	5,835,875
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(b)		4,119	4,971,890
Oracle Corp.
2.875%, 03/25/2031		5,648	5,820,377
3.95%, 03/25/2051		6,642	7,036,535
SK Hynix, Inc. 2.375%, 01/19/2031(b)	U.S.$	1,818	1,764,805

			61,386,134

Transportation-Airlines–0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(b)		3,393	3,632,488
4.75%, 10/20/2028(b)		3,940	4,395,030

			8,027,518

Transportation-Railroads–0.0%
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/2036(b)		465	495,178
5.875%, 07/05/2034(b)		1,132	1,323,122

			1,818,300

Transportation-Services–0.0%
ENA Master Trust 4.00%, 05/19/2048(b)		1,235	1,257,616

			515,426,881

Financial Institutions–8.8%
Banking–5.5%
ABN AMRO Bank NV 4.75%, 07/28/2025(b)		1,171	1,299,927
American Express Co. Series B 3.553% (LIBOR 3 Month + 3.43%), 11/15/2021(c)(d)		616	616,961
Banco de Credito del Peru 3.125%, 07/01/2030(b)		5,996	5,898,565
Banco Santander SA
2.749%, 12/03/2030		1,600	1,589,248
3.49%, 05/28/2030		1,000	1,072,490
5.179%, 11/19/2025		9,800	11,131,624
Bank of America Corp.
2.299%, 07/21/2032		1,555	1,532,950
2.687%, 04/22/2032		9,685	9,886,739
Series DD
6.30%, 03/10/2026(c)		1,628	1,887,487
Series Z
6.50%, 10/23/2024(c)		2,548	2,847,186
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(c)		1,628	1,787,511
Barclays Bank PLC 6.86%, 06/15/2032(b)(c)		1,250	1,696,350
BNP Paribas SA 2.871%, 04/19/2032(b)		6,773	6,919,297
Citigroup, Inc.
3.98%, 03/20/2030		3,617	4,066,340
4.075%, 04/23/2029		5,373	6,018,351
5.95%, 01/30/2023(c)		2,569	2,680,340
Series W
4.00%, 12/10/2025(c)		3,243	3,349,824
Citizens Financial Group, Inc. 4.30%, 12/03/2025		10,581	11,736,445

Schedule of Investments—Intermediate Duration Portfolio	3

Principal Amount (000)			U.S. $ Value
Credit Suisse Group AG
3.091%, 05/14/2032(b)	U.S.$	10,355	$10,614,703
4.194%, 04/01/2031(b)		2,852	3,190,048
Deutsche Bank AG/New York NY
2.129%, 11/24/2026		4,221	4,289,169
3.961%, 11/26/2025		1,336	1,445,098
Discover Bank 4.682%, 08/09/2028		2,264	2,411,341
Goldman Sachs Group, Inc. (The)
2.383%, 07/21/2032		2,288	2,266,470
2.615%, 04/22/2032		7,696	7,786,813
HSBC Holdings PLC
4.041%, 03/13/2028		7,182	7,947,098
4.292%, 09/12/2026		2,495	2,750,688
6.375%, 03/30/2025(c)		2,019	2,205,152
JPMorgan Chase & Co.
2.58%, 04/22/2032		9,618	9,767,464
Series I
3.599% (LIBOR 3 Month + 3.47%), 01/30/2022(c)(d)		3,323	3,333,600
Series V
3.464% (LIBOR 3 Month + 3.32%), 01/01/2022(c)(d)		1,622	1,626,136
Series Z
3.926% (LIBOR 3 Month + 3.80%), 11/01/2021(c)(d)		2,716	2,722,220
Mizuho Financial Group, Inc. 2.226%, 05/25/2026		1,029	1,058,244
Morgan Stanley
Series G
3.772%, 01/24/2029		8,738	9,673,752
Series H
3.736% (LIBOR 3 Month + 3.61%), 01/15/2022(c)(d)		772	777,373
Natwest Group PLC Series U 2.452% (LIBOR 3 Month + 2.32%), 09/30/2027(c)(d)		2,900	2,884,833
Santander Holdings USA, Inc. 4.40%, 07/13/2027		3,049	3,424,515
Standard Chartered PLC
1.639% (LIBOR 3 Month + 1.51%), 01/30/2027(b)(c)(d)		300	291,111
4.30%, 02/19/2027(b)		9,464	10,306,580
5.20%, 01/26/2024(b)		3,782	4,107,328
7.75%, 04/02/2023(b)(c)		822	886,741
Truist Financial Corp. Series Q 5.10%, 03/01/2030(c)		6,656	7,622,451
UBS AG/Stamford CT 7.625%, 08/17/2022		5,982	6,338,587
UBS Group AG 7.00%, 01/31/2024–02/19/2025(b)(c)		3,426	3,750,512
UniCredit SpA
2.569%, 09/22/2026(b)		6,241	6,336,300
3.127%, 06/03/2032(b)		1,858	1,877,026

	Principal Amount (000)		U.S. $ Value
US Bancorp Series J 5.30%, 04/15/2027(c)	U.S.$	3,485	$3,982,902
Wells Fargo & Co.
2.188%, 04/30/2026		3,502	3,615,955
3.584%, 05/22/2028		2,117	2,321,481
Series BB
3.90%, 03/15/2026(c)		2,664	2,746,744

			210,376,070

Brokerage–0.3%
Charles Schwab Corp. (The)
Series G
5.375%, 06/01/2025(c)		3,271	3,634,244
Series I
4.00%, 06/01/2026(c)		7,570	7,891,725

			11,525,969

Finance–1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 07/15/2025		613	711,405
Air Lease Corp.
2.10%, 09/01/2028		2,650	2,575,668
2.875%, 01/15/2026		718	749,104
3.625%, 04/01/2027		303	325,725
Aircastle Ltd.
2.85%, 01/26/2028(b)		8,390	8,504,691
4.125%, 05/01/2024		1,481	1,575,132
4.25%, 06/15/2026		530	579,025
5.25%, 08/11/2025(b)		3,730	4,161,971
Aviation Capital Group LLC
1.95%, 01/30/2026–09/20/2026(b)		6,032	6,004,329
3.50%, 11/01/2027(b)		1,314	1,384,733
4.125%, 08/01/2025(b)		35	37,696
4.375%, 01/30/2024(b)		1,300	1,388,010
4.875%, 10/01/2025(b)		1,447	1,596,359
5.50%, 12/15/2024(b)		3,623	4,060,405
CDBL Funding 1 3.50%, 10/24/2027(b)		5,770	6,090,697
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	250	355,168
GE Capital Funding LLC 4.40%, 05/15/2030	U.S.$	9,960	11,570,432
Synchrony Financial 4.50%, 07/23/2025		6,600	7,285,740

			58,956,290

Insurance–1.2%
Alleghany Corp. 3.625%, 05/15/2030		7,452	8,177,601
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(b)		2,851	3,675,082

4	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)				U.S. $ Value
MetLife Capital Trust IV 7.875%, 12/15/2037(b)	U.S.$	5,200		$7,242,924
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(b)		2,058		3,577,730
Prudential Financial, Inc.
5.20%, 03/15/2044		1,970		2,122,911
5.375%, 05/15/2045		615		680,098
5.625%, 06/15/2043		1,099		1,168,072
5.875%, 09/15/2042		8,905		9,246,418
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(b)		5,000		5,749,800
Voya Financial, Inc. 5.65%, 05/15/2053		3,089		3,256,146

				44,896,782

Other Finance–0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		656		716,523

REITs–0.3%
Digital Realty Trust LP 3.60%, 07/01/2029		6,738		7,385,454
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		202		211,644
Vornado Realty LP 3.40%, 06/01/2031		5,756		5,957,748

				13,554,846

				340,026,480

Utility–0.5%
Electric–0.4%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(b)		1,670		1,721,770
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(b)		3,081		2,511,592
Engie Energia Chile SA 3.40%, 01/28/2030(b)		3,834		3,930,569
Entergy Corp. 1.90%, 06/15/2028		8,687		8,591,617

				16,755,548

Other Utility–0.1%
American Water Capital Corp. 3.45%, 06/01/2029		1,654		1,818,606

				18,574,154

Total Corporates—Investment Grade (cost $845,001,614)				874,027,515

MORTGAGE PASS-THROUGHS–9.5%
Agency Fixed Rate 30-Year–8.8%
Federal Home Loan Mortgage Corp.
Series 2019 3.50%, 09/01/2049–11/01/2049	U.S.$	20,924		22,522,511
Series 2020 3.50%, 01/01/2050		6,715		7,298,075
Federal Home Loan Mortgage Corp. Gold
Series 2003 5.00%, 08/01/2033		1		853
Series 2007 5.50%, 07/01/2035		700		800,934
Series 2016 4.00%, 02/01/2046		5,988		6,520,484
Series 2017 4.00%, 07/01/2044		4,333		4,750,397
Series 2018 4.00%, 08/01/2048		3,088		3,353,479
4.50%, 10/01/2048–11/01/2048		12,128		13,309,719
5.00%, 09/01/2048–11/01/2048		4,829		5,392,534
Federal National Mortgage Association
Series 2001 6.50%, 08/01/2031		2		1,814
Series 2002 6.50%, 09/01/2032		0	**	177
Series 2003 5.50%, 04/01/2033–11/01/2033		1,949		2,221,738
Series 2004 5.50%, 04/01/2034–11/01/2034		1,715		1,964,535
6.50%, 08/01/2034		1		1,600
Series 2005 5.50%, 02/01/2035		1,517		1,737,054
Series 2006 5.50%, 04/01/2036		276		318,961
Series 2007 5.50%, 09/01/2036		571		655,253
Series 2008 6.00%, 03/01/2037		4		4,615
Series 2010 4.00%, 12/01/2040		2,871		3,122,126
Series 2012 3.50%, 02/01/2042–01/01/2043		22,837		24,916,889
Series 2013 3.50%, 04/01/2043		10,994		11,993,298
4.00%, 10/01/2043		8,745		9,593,308
Series 2015 3.00%, 05/01/2045–08/01/2045		10,285		10,905,462
Series 2018 3.50%, 02/01/2048–05/01/2048		6,344		6,761,195
4.50%, 09/01/2048		11,164		12,254,141
Series 2019 3.50%, 08/01/2049–11/01/2049		22,440		24,086,466
Series 2020 3.50%, 01/01/2050		6,651		7,186,846

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)				U.S. $ Value
Government National Mortgage Association
Series 2016 3.00%, 04/20/2046–12/20/2046	U.S.$	4,310		$4,538,991
Uniform Mortgage-Backed Security
Series 2021
2.00%, 10/01/2051, TBA		35,770		35,842,656
2.50%, 10/01/2051, TBA		110,969		114,358,759

				336,414,870

Agency Fixed Rate 15-Year–0.7%
Federal National Mortgage Association
Series 2012
2.50%, 04/01/2027		13		13,112
Series 2016
2.50%, 02/01/2031–01/01/2032		23,238		24,284,082
Series 2017
2.50%, 01/01/2032–02/01/2032		3,351		3,502,542

				27,799,736

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association
Series 2009 4.50%, 07/01/2029–10/01/2029		371		408,824

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2006
2.72% (LIBOR 12 Month + 2.18%), 12/01/2036(d)		0	**	165
Series 2007
2.475% (LIBOR 12 Month + 2.10%), 03/01/2037(d)		1		598

				763

Total Mortgage Pass-Throughs (cost $356,164,360)				364,624,193

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.2%
Non-Agency Fixed Rate CMBS–6.4%
BAMLL Commercial Mortgage Securities Trust
Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)		2,805		2,577,990
Banc of America Commercial Mortgage Trust
Series 2015-UBS7, Class AS 3.989%, 09/15/2048		871		943,774
Barclays Commercial Mortgage Trust
Series 2019-C3, Class B 4.096%, 05/15/2052		3,523		3,952,558
CCUBS Commercial Mortgage Trust
Series 2017-C1, Class A4 3.544%, 11/15/2050		8,525		9,373,027
CFCRE Commercial Mortgage Trust
Series 2016-C4, Class A4 3.283%, 05/10/2058		3,655		3,913,114
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(b)	U.S.$	11,325		$11,648,676
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class A5 3.137%, 02/10/2048		7,490		7,948,793
Series 2015-GC35, Class A4 3.818%, 11/10/2048		3,530		3,867,302
Series 2016-C1, Class A4 3.209%, 05/10/2049		12,141		13,062,882
Series 2016-GC36, Class A5 3.616%, 02/10/2049		3,982		4,336,635
Series 2018-B2, Class A4 4.009%, 03/10/2051		5,890		6,646,540
Commercial Mortgage Trust
Series 2012-CR3, Class E 4.908%, 10/15/2045(b)		3,938		2,050,141
Series 2013-SFS, Class A1 1.873%, 04/12/2035(b)		1,043		1,047,458
Series 2015-CR24, Class A5 3.696%, 08/10/2048		3,925		4,258,510
Series 2015-DC1, Class A5 3.35%, 02/10/2048		6,250		6,683,060
Series 2015-PC1, Class A5 3.902%, 07/10/2050		7,135		7,777,842
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4 3.504%, 06/15/2057		3,451		3,703,074
Series 2015-C3, Class A4 3.718%, 08/15/2048		6,101		6,607,868
Series 2015-C4, Class A4 3.808%, 11/15/2048		7,715		8,434,708
GS Mortgage Securities Trust
Series 2011-GC5, Class D 5.303%, 08/10/2044(b)		333		166,696
Series 2013-G1, Class A1 2.059%, 04/10/2031(b)		141		142,159
Series 2013-G1, Class A2 3.557%, 04/10/2031(b)		6,804		6,801,392
Series 2014-GC22, Class A5 3.862%, 06/10/2047		6,360		6,822,835
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(e)(f)		1,135		1,134,841
Series 2021-1, Class A2 2.435%, 08/15/2026(e)(f)		2,313		2,377,118
Series 2021-1, Class AS 2.638%, 08/15/2026(e)(f)		249		255,366
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D 4.699%, 08/15/2046(b)		2,527		1,518,179
Series 2014-C21, Class A5 3.775%, 08/15/2047		6,300		6,754,725
Series 2014-C21, Class B 4.341%, 08/15/2047		1,857		1,974,433

6	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)			U.S. $ Value
Series 2015-C27, Class AS
3.634%, 02/15/2048	U.S.$	3,415	$3,624,471
Series 2015-C30, Class A5 3.822%, 07/15/2048		3,820	4,143,180
Series 2015-C31, Class A3 3.801%, 08/15/2048		9,762	10,573,116
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D 5.752%, 08/15/2046(b)		535	529,686
Series 2012-C6, Class E 5.31%, 05/15/2045(b)		3,967	2,948,793
Series 2014-C20, Class A5 3.805%, 07/15/2047		9,950	10,590,325
Series 2016-JP3, Class B 3.397%, 08/15/2049		3,000	3,141,332
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		817	369,466
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		5,430	5,497,143
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		6,180	6,761,321
UBS Commercial Mortgage Trust Series 2018-C8, Class A4 3.983%, 02/15/2051		6,400	7,164,170
Series 2018-C9, Class A4 4.117%, 03/15/2051		10,270	11,510,201
Series 2018-C10, Class A4 4.313%, 05/15/2051		7,900	8,990,965
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		9,507	9,684,939
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class AS 4.047%, 09/15/2048		2,906	3,141,217
Series 2016-C35, Class XA 2.051%, 07/15/2048(g)		21,745	1,601,613
Series 2018-C43, Class A4 4.012%, 03/15/2051		4,550	5,115,700
Series 2019-C51, Class B 3.836%, 06/15/2052		1,269	1,369,163
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.275%, 03/15/2045(b)(g)		55,430	620,090
Series 2014-C19, Class A5 4.101%, 03/15/2047		1,600	1,718,755
Series 2014-C21, Class A5 3.678%, 08/15/2047		6,200	6,636,872
Series 2014-C24, Class AS 3.931%, 11/15/2047		1,471	1,556,898

			244,071,112

Non-Agency Floating Rate CMBS–2.8%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.084% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(d)	U.S.$	3,799	$3,799,483
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.084% (LIBOR 1 Month + 1.00%), 11/15/2033(b)(d)		10,570	10,357,803
BBCMS Mortgage Trust Series 2020-BID, Class A 2.224% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(d)		7,708	7,753,595
BCP Trust Series 2021-330N, Class A 0.883% (LIBOR 1 Month + 0.80%), 06/15/2038(b)(d)		1,369	1,358,994
BFLD Trust Series 2021-FPM, Class A 1.684% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(d)		11,683	11,690,031
BHMS Series 2018-ATLS, Class A 1.334% (LIBOR 1 Month + 1.25%), 07/15/2035(b)(d)		5,580	5,595,142
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.904% (LIBOR 1 Month + 0.82%), 06/15/2035(b)(d)		4,000	4,000,958
BX Commercial Mortgage Trust
Series 2019-IMC, Class D
1.984% (LIBOR 1 Month + 1.90%), 04/15/2034(b)(d)		1,772	1,767,770
Series 2019-IMC, Class E
2.234% (LIBOR 1 Month + 2.15%), 04/15/2034(b)(d)		6,595	6,576,999
BX Trust Series 2018-EXCL, Class A 1.172% (LIBOR 1 Month + 1.09%), 09/15/2037(b)(d)		5,231	5,191,928
CLNY Trust Series 2019-IKPR, Class D 2.109% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(d)		5,360	5,351,544
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.117% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(d)		5,912	5,919,525
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.05% (SOFR + 2.00%), 01/25/2051(b)(d)		1,403	1,412,532

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value
Great Wolf Trust Series 2019-WOLF, Class A 1.118% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(d)	U.S.$	5,961	$5,959,157
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A
1.284% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(d)		1,456	1,456,904
Series 2019-SMP, Class A
1.234% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(d)		1,700	1,699,980
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(f)		6,860	7,095,370
Invitation Homes Trust
Series 2018-SFR2, Class C
1.364% (LIBOR 1 Month + 1.28%), 06/17/2037(b)(d)		2,050	2,052,488
Series 2018-SFR3, Class C
1.384% (LIBOR 1 Month + 1.30%), 07/17/2037(b)(d)		3,950	3,956,195
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.034% (LIBOR 1 Month + 1.95%), 11/15/2026(d)(f)		2,192	2,017,014
Natixis Commercial Mortgage Securities Trust
Series 2018-850T, Class A
0.867% (LIBOR 1 Month + 0.78%), 07/15/2033(b)(d)		5,432	5,407,662
Series 2019-MILE, Class A
1.584% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(d)		2,750	2,749,672
Starwood Retail Property Trust Series 2014-STAR, Class A 1.554% (LIBOR 1 Month + 1.47%), 11/15/2027(b)(d)		9,857	6,012,886

			109,183,632

Total Commercial Mortgage-Backed Securities (cost $350,333,646)			353,254,744

COLLATERALIZED MORTGAGE OBLIGATIONS–6.5%
Risk Share Floating Rate–3.9%
Bellemeade Re Ltd.
Series 2018-3A, Class M1B
1.936% (LIBOR 1 Month + 1.85%), 10/25/2028(b)(d)		1,763	1,767,870
Series 2019-3A, Class M1B
1.686% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(d)		3,489	3,499,369
Series 2019-3A, Class M1C
2.036% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(d)		575	574,936
Series 2020-2A, Class M1B
3.286% (LIBOR 1 Month + 3.20%), 08/26/2030(b)(d)	U.S.$	1,761	$1,777,559
Series 2020-3A, Class M1B
2.936% (LIBOR 1 Month + 2.85%), 10/25/2030(b)(d)		1,667	1,692,450
Series 2021-1A, Class M1C
3.00% (SOFR + 2.95%), 03/25/2031(b)(d)		4,197	4,374,314
Series 2021-2A, Class M1B
1.55% (SOFR + 1.50%), 06/25/2031(b)(d)		7,664	7,677,377
Series 2021-3A, Class A2
1.05% (SOFR + 1.00%), 09/25/2031(b)(d)		7,199	7,230,657
Eagle Re Ltd.
Series 2018-1, Class M2
3.086% (LIBOR 1 Month + 3.00%), 11/25/2028(b)(d)		617	621,872
Series 2020-1, Class M1A
0.986% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(d)		6,400	6,374,791
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2
4.336% (LIBOR 1 Month + 4.25%), 11/25/2023(d)		515	529,834
Series 2014-DN3, Class M3
4.086% (LIBOR 1 Month + 4.00%), 08/25/2024(d)		644	659,316
Series 2015-DNA1, Class M3
3.386% (LIBOR 1 Month + 3.30%), 10/25/2027(d)		2,859	2,912,155
Series 2016-DNA3, Class M3
5.086% (LIBOR 1 Month + 5.00%), 12/25/2028(d)		4,413	4,624,129
Series 2016-DNA4, Class M3
3.886% (LIBOR 1 Month + 3.80%), 03/25/2029(d)		6,280	6,497,551
Series 2016-HQA2, Class M3
5.236% (LIBOR 1 Month + 5.15%), 11/25/2028(d)		272	281,054
Series 2016-HQA3, Class M3
3.936% (LIBOR 1 Month + 3.85%), 03/25/2029(d)		2,030	2,094,999
Series 2017-DNA2, Class M2
3.536% (LIBOR 1 Month + 3.45%), 10/25/2029(d)		2,850	2,953,941
Series 2017-DNA3, Class M2
2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(d)		7,295	7,481,659
Series 2017-HQA2, Class M2B
2.736% (LIBOR 1 Month + 2.65%), 12/25/2029(d)		5,358	5,477,870
Series 2020-DNA5, Class M2
2.85% (SOFR + 2.80%), 10/25/2050(b)(d)		6,064	6,138,749

8	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

	Principal Amount (000)		U.S. $ Value
Series 2021-DNA3, Class M2
2.15% (SOFR + 2.10%), 10/25/2033(b)(d)	U.S.$	3,221	$3,288,381
Series 2021-DNA5, Class M2
1.70% (SOFR + 1.65%), 01/25/2034(b)(d)		2,871	2,890,535
Federal National Mortgage Association Connecticut Avenue Securities
Series 2015-C02, Class 2M2
4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(d)		222	222,947
Series 2015-C03, Class 2M2
5.086% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		472	476,061
Series 2015-C04, Class 1M2
5.786% (LIBOR 1 Month + 5.70%), 04/25/2028(d)		1,384	1,460,054
Series 2016-C02, Class 1M2
6.086% (LIBOR 1 Month + 6.00%), 09/25/2028(d)		715	747,306
Series 2016-C03, Class 1M2
5.386% (LIBOR 1 Month + 5.30%), 10/25/2028(d)		2,123	2,229,765
Series 2016-C05, Class 2M2
4.536% (LIBOR 1 Month + 4.45%), 01/25/2029(d)		4,500	4,667,428
Series 2016-C06, Class 1M2
4.336% (LIBOR 1 Month + 4.25%), 04/25/2029(d)		1,323	1,371,115
Series 2016-C07, Class 2M2
4.436% (LIBOR 1 Month + 4.35%), 05/25/2029(d)		763	795,477
Series 2017-C01, Class 1M2
3.636% (LIBOR 1 Month + 3.55%), 07/25/2029(d)		3,411	3,512,400
Series 2017-C02, Class 2M2C
3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(d)		6,096	6,351,270
Home Re Ltd.
Series 2020-1, Class M1B
3.336% (LIBOR 1 Month + 3.25%), 10/25/2030(b)(d)		5,050	5,094,772
Series 2021-2, Class M1B
1.65% (SOFR + 1.60%), 01/25/2034(b)(d)		4,253	4,255,480
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2024(d)(f)		311	300,022
Mortgage Insurance-Linked Notes Series 2021-3, Class M1A 1.95% (SOFR + 1.90%), 02/25/2034(b)(d)		5,007	5,023,879
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A
2.087% (LIBOR 1 Month + 2.00%), 03/27/2024(b)(d)	U.S.$	787	787,453
Series 2019-2R, Class A
2.837% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(d)		4,252	4,209,542
Series 2019-3R, Class A
2.787% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(d)		383	384,776
Series 2020-1R, Class A
2.437% (LIBOR 1 Month + 2.35%), 02/27/2023(d)(f)		1,555	1,559,961
Radnor Re Ltd.
Series 2019-1, Class M1B
2.036% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(d)		2,657	2,667,267
Series 2019-2, Class M1B
1.836% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(d)		4,356	4,365,017
Series 2020-1, Class M1A
1.036% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(d)		1,924	1,919,268
Series 2020-2, Class M1C
4.686% (LIBOR 1 Month + 4.60%), 10/25/2030(b)(d)		3,672	3,692,906
Traingle Re Ltd. Series 2021-1, Class M1A 1.786% (LIBOR 1 Month + 1.70%), 08/25/2033(b)(d)		1,352	1,352,225
Series 2020-1, Class M1B 3.986% (LIBOR 1 Month + 3.90%), 10/25/2030(b)(d)		10,600	10,641,136
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2
5.336% (LIBOR 1 Month + 5.25%), 11/25/2025(d)(f)		1,389	1,338,961
Series 2015-WF1, Class 2M2
5.586% (LIBOR 1 Month + 5.50%), 11/25/2025(d)(f)		367	362,492

			151,210,348

Non-Agency Fixed Rate–1.2%
Alternative Loan Trust
Series 2005-20CB, Class 3A6
5.50%, 07/25/2035		341	299,365
Series 2006-24CB, Class A16
5.75%, 08/25/2036		2,324	1,772,617
Series 2006-28CB, Class A14
6.25%, 10/25/2036		1,560	1,137,468
Series 2006-J1, Class 1A13
5.50%, 02/25/2036		590	530,882
Bayview MSR Opportunity Master Fund Trust Series 2021-2 , Class A2 2.50%, 06/25/2051(b)		2,763	2,808,073

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)		U.S. $ Value
CIM Trust Series 2021-INV1, Class A2 2.50%, 07/01/2051(b)	U.S.$	7,320	$7,431,112
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		657	419,161
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		1,619	1,065,229
Flagstar Mortgage Trust Series 2021-8INV, Class A3 2.50%, 09/25/2051(b)		6,181	6,251,691
Mello Mortgage Capital Acceptance Series 2021-INV2, Class A3 2.50%, 08/25/2051(b)		5,875	5,960,407
New Residential Mortgage Loan Trust Series 2021-INV1, Class A2 2.50%, 06/25/2051(b)		8,698	8,845,537
United Wholasale Mortgage Trust Series 2021-INV1, Class A3 2.50%, 08/25/2051(b)		7,514	7,618,307

			44,139,849

Agency Floating Rate–0.7%
Federal Home Loan Mortgage Corp. REMICs
Series 4416, Class BS
6.016% (6.10%–LIBOR 1 Month), 12/15/2044(d)(h)		9,943	2,107,864
Series 4585, Class DS
5.916% (6.00%–LIBOR 1 Month), 05/15/2046(d)(h)		6,191	1,489,926
Series 4693, Class SL
6.066% (6.15%–LIBOR 1 Month), 06/15/2047(d)(h)		3,995	930,186
Series 4954, Class SL
5.964% (6.05%–LIBOR 1 Month), 02/25/2050(d)(h)		3,305	606,278
Series 4981, Class HS
6.014% (6.10%–LIBOR 1 Month), 06/25/2050(d)(h)		28,056	5,259,583
Federal National Mortgage Association REMICs
Series 2011-131, Class ST
6.454% (6.54%–LIBOR 1 Month), 12/25/2041(d)(h)		5,745	1,208,367
Series 2014-17, Class SA
5.964% (6.05%–LIBOR 1 Month), 04/25/2044(d)(h)	U.S.$	10,540	2,543,968
Series 2015-26, Class SH
6.364% (6.45%–LIBOR 1 Month), 05/25/2045(d)(h)		7,575	1,613,640
Series 2016-106, Class ES
5.914% (6.00%–LIBOR 1 Month), 01/25/2047(d)(h)		4,497	893,285
Series 2017-62, Class AS
6.064% (6.15%–LIBOR 1 Month), 08/25/2047(d)(h)		6,135	1,277,716
Series 2017-81, Class SA
6.114% (6.20%–LIBOR 1 Month), 10/25/2047(d)(h)		9,879	2,323,352
Series 2017-97, Class SW
6.114% (6.20%–LIBOR 1 Month), 12/25/2047(d)(h)		8,067	1,823,733
Government National Mortgage Association
Series 2017-122, Class SA
6.113% (6.20%–LIBOR 1 Month), 08/20/2047(d)(h)		7,189	1,571,732
Series 2017-134, Class MS
6.113% (6.20%–LIBOR 1 Month), 09/20/2047(d)(h)		7,715	1,751,159
Series 2017-43, Class ST
6.013% (6.10%–LIBOR 1 Month), 03/20/2047(d)(h)		9,297	1,894,674

			27,295,463

Agency Fixed Rate–0.6%
Federal Home Loan Mortgage Corp. REMICs
Series 5008, Class AI
3.50%, 09/25/2050(g)		12,608	1,958,311
Series 5015, Class BI
4.00%, 09/25/2050(g)		17,796	3,184,373
Series 5040, Class AI
3.50%, 11/25/2050(g)		9,273	1,506,015
Series 5043, Class IO
5.00%, 11/25/2050(g)		21,790	4,107,038
Series 5049, Class CI
3.50%, 12/25/2050(g)		18,511	2,485,067
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.624%, 05/28/2035		1,605	1,553,970
Federal National Mortgage Association REMICs
Series 2015-30, Class EI
5.00%, 05/25/2045(g)		9,102	1,449,963
Series 2020-89, Class KI
4.00%, 12/25/2050(g)		36,359	5,459,192

			21,703,929

10	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

	Principal Amount (000)		U.S. $ Value
Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.466% (LIBOR 1 Month + 0.38%), 12/25/2036(d)	U.S.$	4,224	$1,968,308
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.586% (LIBOR 1 Month + 0.50%), 03/25/2035(d)		938	862,134
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.186% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(d)		994	1,008,116

			3,838,558

Total Collateralized Mortgage Obligations (cost $248,771,763)			248,188,147

COLLATERALIZED LOAN OBLIGATIONS–2.6%
CLO-Floating Rate–2.6%
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 1.347% (LIBOR 3 Month + 1.20%), 07/20/2034(b)(d)		6,496	6,500,730
Dryden 78 CLO Ltd.
Series 2020-78A, Class C
2.084% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(d)		4,670	4,677,449
Series 2020-78A, Class D
3.134% (LIBOR 3 Month + 3.00%), 04/17/2033(b)(d)		2,130	2,133,843
Elevation CLO Ltd. Series 2020-11A, Class D1 3.976% (LIBOR 3 Month + 3.85%), 04/15/2033(b)(d)		4,500	4,512,820
Elmwood CLO IX Ltd. Series 2021-2A, Class A 1.269% (LIBOR 3 Month + 1.13%), 07/20/2034(b)(d)		5,900	5,905,363
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 1.261% (LIBOR 3 Month + 1.11%), 07/19/2034(b)(d)		4,290	4,293,998
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.204% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(d)		6,000	6,003,726
Kayne CLO 11 Ltd. Series 2021-11A, Class D 3.066% (LIBOR 3 Month + 2.90%), 04/15/2034(b)(d)		3,800	3,801,611
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.134% (LIBOR 3 Month + 2.00%), 04/17/2033(b)(d)	U.S.$	2,090	$2,093,910
Madison Park Funding LI Ltd. Series 2021-51A, Class D 3.20% (LIBOR 3 Month + 3.05%), 07/19/2034(b)(d)		3,471	3,471,516
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 1.247% (LIBOR 3 Month + 1.12%), 07/25/2034(b)(d)		10,832	10,831,593
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 2.941% (LIBOR 3 Month + 2.80%), 07/16/2035(b)(d)		250	247,179
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 1.242% (LIBOR 3 Month + 1.13%), 07/17/2035(b)(d)		6,600	6,603,505
OCP CLO Ltd. Series 2020-18A, Class AR 1.224% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(d)		8,088	8,099,032
Pikes Peak CLO 8 Series 2021-8A, Class A 1.322% (LIBOR 3 Month + 1.17%), 07/20/2034(b)(d)		7,300	7,306,475
Regatta XX Funding Ltd. Series 2021-2A, Class A 1.244% (LIBOR 3 Month + 1.16%), 10/15/2034(b)(d)		11,084	11,085,287
Rockford Tower CLO Ltd.
Series 2021-2A, Class A1
1.273% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(d)		5,449	5,451,961
Series 2021-3A, Class D
3.37% (LIBOR 3 Month + 3.25%), 10/20/2034(b)(d)		3,200	3,200,000
Sixth Street CLO XVI Ltd. Series 2021-20A, Class D 3.16% (LIBOR 3 Month + 3.05%), 10/20/2034(b)(d)		1,900	1,899,901
Voya CLO Ltd. Series 2019-1A, Class DR 2.976% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(d)		1,850	1,845,591

Total Collateralized Loan Obligations (cost $99,892,703)			99,965,490

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–2.5%
Canada–0.5%
Canadian Government Real Return Bond 1.50%, 12/01/2044	CAD	18,713	$18,914,908

United States–2.0%
U.S. Treasury Inflation Index 0.375%, 01/15/2027 (TIPS)	U.S.$	70,627	77,954,024

Total Inflation-Linked Securities (cost $97,927,325)			96,868,932

ASSET-BACKED SECURITIES–2.5%
Other ABS-Fixed Rate–1.4%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(b)(e)		8,468	8,584,530
Affirm Asset Securitization Trust
Series 2020-A, Class A
2.10%, 02/18/2025(b)		5,400	5,427,256
Series 2021-Z1, Class A
1.07%, 08/15/2025(b)		3,811	3,819,443
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)		3,500	3,530,753
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(b)		3,651	3,607,533
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(b)		4,420	4,543,548
FREED ABS Trust Series 2021-2, Class A 0.68%, 06/19/2028(b)		67	66,783
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(b)(e)		2,666	2,675,412
Hardee’s Funding LLC
Series 2018-1A, Class A23
5.71%, 06/20/2048(b)		3,250	3,633,879
Series 2020-1A, Class A2
3.981%, 12/20/2050(b)		2,631	2,787,543
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		3,248	3,345,098
Nelnet Student Loan Trust
Series 2021-BA, Class B
2.68%, 04/20/2062(b)		2,008	2,011,941
Series 2021-CA, Class B
2.53%, 04/20/2062(b)		3,421	3,400,380
SoFi Consumer Loan Program Trust Series 2019-3, Class A 2.90%, 05/25/2028(b)		159	158,935

	Principal Amount (000)		U.S. $ Value
Upstart Securitization Trust
Series 2020-3, Class A
1.702%, 11/20/2030(b)	U.S.$	2,108	$2,118,441
Series 2021-3, Class B
1.66%, 07/20/2031(b)		5,220	5,198,044

			54,909,519

Autos-Fixed Rate–0.8%
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class A 4.00%, 03/20/2025(b)		6,700	7,179,361
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		3,439	3,437,192
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 09/15/2023(b)		2,292	2,302,099
CPS Auto Trust Series 2021-C, Class D 1.69%, 06/15/2027(b)		5,050	5,023,997
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(b)		3,638	3,636,786
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(b)		1,029	1,031,878
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(b)		1,654	1,656,152
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(b)		5,650	5,648,722

			29,916,187

Credit Cards-Fixed Rate–0.3%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(b)		4,282	4,327,541
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(b)		1,601	1,594,090
World Financial Network Credit Card Master Trust Series 2019-B, Class M 3.04%, 04/15/2026		5,000	5,081,415

			11,003,046

Home Equity Loans-Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 1.211% (LIBOR 1 Month + 1.13%), 12/25/2032(d)		293	292,713

12	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

	Principal Amount (000)		U.S. $ Value
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.686% (LIBOR 1 Month + 0.60%), 04/25/2034(d)	U.S.$	3	$3,308

			296,021

Total Asset-Backed Securities (cost $94,949,583)			96,124,773

CORPORATES-NON-INVESTMENT GRADE–2.4%

Industrial–2.0%
Capital Goods–0.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(b)		6,296	6,291,467
GFL Environmental, Inc. 3.50%, 09/01/2028(b)		5,836	5,870,549

			12,162,016

Communications-Media–0.6%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030–06/01/2033(b)		6,548	6,687,290
Netflix, Inc. 5.875%, 11/15/2028		7,751	9,497,068
Sirius XM Radio, Inc. 4.00%, 07/15/2028(b)		5,477	5,574,053

			21,758,411

Communications-Telecommunications–0.1%
Lumen Technologies, Inc. 4.50%, 01/15/2029(b)		5,698	5,523,413

Consumer Cyclical-Entertainment–0.4%
Carnival Corp. 4.00%, 08/01/2028(b)		5,633	5,691,977
Mattel, Inc.
3.375%, 04/01/2026(b)		4,312	4,446,621
3.75%, 04/01/2029(b)		4,311	4,494,476

			14,633,074

Consumer Cyclical-Retailers–0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(b)		3,832	3,871,010

Consumer Non-Cyclical–0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(b)		3,900	3,884,166
Jazz Securities DAC 4.375%, 01/15/2029(b)		2,196	2,276,154
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(b)		5,820	5,817,824
Newell Brands, Inc.
4.70%, 04/01/2026	U.S.$	2,719	2,996,773
4.875%, 06/01/2025		669	738,509

			15,713,426

Energy–0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(b)		2,143	2,138,307

			75,799,657

Financial Institutions–0.4%
Banking–0.4%
Credit Suisse Group AG
6.375%, 08/21/2026(b)(c)		611	670,963
7.50%, 07/17/2023–12/11/2023(b)(c)		8,565	9,219,272
Intesa Sanpaolo SpA 5.017%, 06/26/2024(b)		6,204	6,705,966

			16,596,201

Total Corporates—Non-Investment Grade (cost $90,845,523)			92,395,858

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–1.1%
United States–1.1%
Port Authority of New York & New Jersey
Series 2020-A
1.086%, 07/01/2023		4,170	4,223,639
State Board of Administration Finance Corp.
Series 2020-A
1.705%, 07/01/2027		6,821	6,930,771
State of California
Series 2010
5.70%, 11/01/2021		5,440	5,462,876
7.625%, 03/01/2040		8,520	14,170,236
Tobacco Settlement Finance Authority/WV
Series 2020
3.00%, 06/01/2035		4,782	4,906,850
University of California
Series 2021-B
3.071%, 05/15/2051		7,960	8,066,392

Total Local Governments—US Municipal Bonds (cost $37,758,904)			43,760,764

EMERGING MARKETS-CORPORATE BONDS–0.6%

Industrial–0.6%
Basic–0.1%
CSN Resources SA 4.625%, 06/10/2031(b)		2,669	2,632,301
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)		1,602	1,557,745

			4,190,046

Schedule of Investments—Intermediate Duration Portfolio	13

	Principal Amount (000)		U.S. $ Value
Capital Goods–0.4%
Cemex SAB de CV 3.875%, 07/11/2031(b)	U.S.$	6,305	$6,293,020
Embraer Netherlands Finance BV
5.40%, 02/01/2027		4,960	5,285,500
6.95%, 01/17/2028(b)		1,797	2,034,294
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)		3,418	56,405

			13,669,219

Communications-Media–0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)		825	817,163

Consumer Cyclical-Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(b)		2,862	2,730,527

Consumer Non-Cyclical–0.0%
BRF GmbH 4.35%, 09/29/2026(b)		1,272	1,309,603

			22,716,558

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(f)		565	581,035

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd.
5.25%, 12/27/2033(b)(i)		2,263	175,852
7.125%, 12/26/2046(b)(i)		637	57,336

			233,188

Total Emerging Markets—Corporate Bonds (cost $27,668,529)			23,530,781

QUASI-SOVEREIGNS–0.5%

Quasi-Sovereign Bonds–0.5%
Indonesia–0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(b)		2,207	2,394,705
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(b)		2,363	2,743,000

			5,137,705

Mexico–0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(b)	U.S.$	6,919	6,788,404
Petroleos Mexicanos
6.75%, 09/21/2047		3,731	3,232,352
6.84%, 01/23/2030		170	174,743

			10,195,499

Peru–0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(b)		4,204	4,140,940

Total Quasi-Sovereigns (cost $19,128,343)			19,474,144

EMERGING MARKETS-SOVEREIGNS–0.5%
Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(b)		8,182	8,347,174

Egypt–0.2%
Egypt Government International Bond 5.875%, 02/16/2031(b)		7,688	7,015,300

Oman–0.1%
Oman Government International Bond
4.875%, 02/01/2025(b)		1,111	1,152,177
6.25%, 01/25/2031(b)		1,612	1,720,810

			2,872,987

Total Emerging Markets—Sovereigns (cost $18,413,485)			18,235,461

	Shares

COMMON STOCKS–0.2%

Financials–0.2%
Insurance–0.2%
Mt Logan Re Ltd. (Preference Shares)(e)(j)(k)(l) (cost $9,248,550)		9,249	9,604,300

	Principal Amount (000)

GOVERNMENTS-SOVEREIGN BONDS–0.2%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	2,490	2,327,839

Qatar–0.0%
Qatar Government International Bond 3.40%, 04/16/2025(b)		2,155	2,324,437

14	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

	Principal Amount (000)		U.S. $ Value
Saudi Arabia–0.1%
Saudi Government International Bond 2.90%, 10/22/2025(b)	U.S.$	4,056	$4,309,500

Total Governments—Sovereign Bonds (cost $8,682,195)			8,961,776

AGENCIES–0.2%
Agency Debentures–0.2%
Federal Home Loan Bank 2.50%, 02/13/2024 (cost $6,159,394)		6,170	6,481,840

SHORT-TERM INVESTMENTS–8.0%
U.S. Treasury Bills–8.0%
U.S. Treasury Bill Zero Coupon, 10/28/2021–09/08/2022 (cost $307,039,366)	U.S.$	307,090	307,032,520

Total Investments—104.4% (cost $3,936,890,172)			4,015,980,765

Other assets less liabilities—(4.4)%			(168,483,390)

Net Assets—100.0%			$3,847,497,375

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	598	December 2021	$86,859,500	$(1,384,346)
U.S. T-Note 2 Yr (CBT) Futures	713	December 2021	156,898,992	(154,563)
U.S. T-Note 5 Yr (CBT) Futures	144	December 2021	17,674,875	(140,811)
U.S. Ultra Bond (CBT) Futures	393	December 2021	75,087,563	(2,221,445)

				$(3,901,165)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CAD	119,290	USD	93,670	11/19/2021	$(504,280)
Citibank, NA	AUD	103,944	USD	74,908	11/09/2021	(250,047)
Deutsche Bank AG	USD	37,910	RUB	2,793,637	12/15/2021	16,250
Goldman Sachs Bank USA	MYR	38,425	USD	9,242	12/22/2021	102,723
Morgan Stanley Capital Services, Inc.	USD	2,758	AUD	3,725	11/09/2021	(65,016)
Societe Generale	SEK	312,111	USD	36,266	10/13/2021	611,328
State Street Bank & Trust Co.	SEK	1,920	USD	220	10/13/2021	1,027
State Street Bank & Trust Co.	AUD	5,503	USD	3,971	11/09/2021	(7,759)

						$(95,774)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	47,370	09/07/2026	CPI#	2.670%	Maturity	$(287,540)	$—	$(287,540)
USD	47,370	09/07/2031	2.519%	CPI#	Maturity	485,218	—	485,218

						$197,678	$—	$197,678

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—Intermediate Duration Portfolio	15

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
SEK	1,163,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	$(1,571,502)	$764	$(1,572,266)
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(566,925)	—	(566,925)
CAD	21,490	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	161,984	—	161,984

						$(1,976,443)	$764	$(1,977,207)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.16%	USD	8,912	$684,442	$597,133	$87,309
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	7,235	555,648	519,389	36,259
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,787	137,242	116,502	20,740
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,786	137,164	116,436	20,728
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,867	143,385	124,445	18,940
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	3,618	277,863	275,857	2,006
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	559	42,931	110,904	(67,973)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	559	42,931	110,990	(68,059)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	4,752	364,953	923,728	(558,775)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	4,797	368,409	964,759	(596,350)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	11,881	912,460	2,330,489	(1,418,029)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	23,761	1,824,845	4,748,695	(2,923,850)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	4,173	320,486	714,122	(393,636)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	2,550	195,839	507,562	(311,723)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	2,226	170,956	426,118	(255,162)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	4,452	341,914	896,602	(554,688)

16	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	39	$(11,076)	$(6,025)	$(5,051)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	129	(36,636)	(14,920)	(21,716)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	160	(45,440)	(20,122)	(25,318)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	138	(39,192)	(13,463)	(25,729)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	194	(55,096)	(23,609)	(31,487)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	229	(65,036)	(28,786)	(36,250)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	225	(63,900)	(27,381)	(36,519)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	260	(73,840)	(37,165)	(36,675)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	238	(67,592)	(30,275)	(37,317)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	248	(70,432)	(32,296)	(38,136)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	315	(89,460)	(38,334)	(51,126)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	320	(90,880)	(35,138)	(55,742)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	432	(122,688)	(49,966)	(72,722)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	460	(130,640)	(50,511)	(80,129)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	641	(182,044)	(67,479)	(114,565)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,545	(722,780)	(193,325)	(529,455)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1	(284)	(120)	(164)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,375	(390,500)	(106,949)	(283,551)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,204	(625,936)	(313,613)	(312,323)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,776	(504,384)	(141,075)	(363,309)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,160	(613,440)	(123,385)	(490,055)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8,500	(2,414,000)	(563,678)	(1,850,322)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	7,805	(813,801)	(146,442)	(667,359)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	345	(97,980)	(38,789)	(59,191)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	148	(42,032)	(21,560)	(20,472)

Schedule of Investments—Intermediate Duration Portfolio	17

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	1,687	$(479,108)	$(264,467)	$(214,641)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,496	(424,864)	(180,811)	(244,053)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,982	(562,888)	(292,227)	(270,661)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,727	(490,468)	(208,730)	(281,738)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,355	(668,820)	(374,499)	(294,321)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,315	(941,460)	(363,694)	(577,766)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,315	(941,460)	(363,552)	(577,908)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4,586	(1,302,424)	(315,569)	(986,855)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	308	(87,472)	(28,819)	(58,653)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	323	(91,732)	(30,232)	(61,500)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	415	(117,860)	(48,815)	(69,045)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	616	(174,944)	(75,396)	(99,548)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,260	(357,840)	(149,519)	(208,321)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,317	(374,028)	(122,901)	(251,127)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,997	(567,148)	(135,069)	(432,079)

						$(8,430,137)	$8,405,025	$(16,835,162)

* Termination date

**	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $834,992,337 or 21.7% of net assets.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.44% of net assets as of September 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$1,135,183	$1,134,841	0.03%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	2,377,742	2,377,118	0.06%

18	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	$255,727	$255,366	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	7,336,623	7,095,370	0.18%
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.336%, 11/25/2024	11/06/2015	309,182	300,022	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.034%, 11/15/2026	11/16/2015	2,189,337	2,017,014	0.05%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.437%, 02/27/2023	02/11/2020	1,554,782	1,559,961	0.04%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	565,000	581,035	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.336%, 11/25/2025	09/28/2015	1,395,403	1,338,961	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.586%, 11/25/2025	09/28/2015	366,297	362,492	0.01%

(g)	IO—Interest Only.
(h)	Inverse interest only security.
(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2021.
(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$9,248,550	$9,604,300	0.25%

(k)	Non-income producing security.
(l)	Fair valued by the Adviser.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

MYR—Malaysian Ringgit

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Intermediate Duration Portfolio	19

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2021

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–56.7%
United States–56.7%
U.S. Treasury Notes
0.125%, 08/31/2022(a)	U.S.$	59,365	$59,383,351
0.125%, 08/31/2023		3,984	3,973,617
0.375%, 11/30/2025		96	93,650
0.75%, 08/31/2026		2,178	2,153,838
1.625%, 12/31/2021		7,632	7,661,812
2.875%, 11/15/2021–09/30/2023		71,928	75,292,944

Total Governments—Treasuries (cost $148,602,025)			148,559,212

ASSET-BACKED SECURITIES–7.0%
Autos-Fixed Rate–4.7%
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026		190	189,085
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028		622	624,995
CPS Auto Receivables Trust
Series 2020-C, Class B
1.01%, 01/15/2025(b)		603	604,900
Series 2021-A, Class C
0.83%, 09/15/2026(b)		635	634,443
Series 2021-B, Class C
1.23%, 03/15/2027(b)		389	389,715
Donlen Fleet Lease Funding 2 LLC Series 2021-2, Class C 1.20%, 12/11/2034(b)		371	370,477
Drive Auto Receivables Trust Series 2021-1, Class C 1.02%, 06/15/2027		220	220,664
DT Auto Owner Trust
Series 2021-1A, Class C
0.84%, 10/15/2026(b)		760	760,278
Series 2021-2A, Class C
1.10%, 02/16/2027(b)		185	185,426
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026		540	541,023
Series 2020-3A, Class C 1.32%, 07/15/2025		477	482,070
First Investors Auto Owner Trust
Series 2018-1A, Class E
5.35%, 07/15/2024(b)		650	668,301
Series 2020-1A, Class A
1.49%, 01/15/2025(b)		66	66,508
Series 2021-1A, Class C
1.17%, 03/15/2027(b)		351	349,857
	Principal Amount (000)		U.S. $ Value
Flagship Credit Auto Trust
Series 2019-4, Class B
2.53%, 11/17/2025(b)	U.S.$	590	601,905
Series 2020-4, Class C
1.28%, 02/16/2027(b)		615	619,443
Ford Credit Auto Owner Trust Series 2021-1, Class C 1.91%, 10/17/2033(b)		202	202,010
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(b)		229	226,815
JPMorgan Chase Bank NA-CACLN
Series 2020-1, Class C
1.389%, 01/25/2028(b)		426	427,974
Series 2020-2, Class D
1.487%, 02/25/2028(b)		172	172,618
Series 2021-1, Class B
0.875%, 09/25/2028(b)		713	713,237
Series 2021-2, Class B
0.889%, 12/26/2028(b)		566	565,837
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D 1.57%, 01/15/2027(b)		727	729,624
Santander Drive Auto Receivables Trust Series 2020-4, Class D 1.48%, 01/15/2027		424	429,376
Westlake Automobile Receivables Trust
Series 2020-3A, Class C
1.24%, 11/17/2025(b)		657	662,288
Series 2021-1A, Class C
0.95%, 03/16/2026(b)		837	840,217

			12,279,086

Other ABS-Fixed Rate–2.0%
Affirm Asset Securitization Trust
Series 2020-A, Class A
2.10%, 02/18/2025(b)		206	207,040
Series 2021-A, Class A
0.88%, 08/15/2025(b)		479	480,052
Series 2021-B, Class B 1.24%, 08/17/2026(b)		198	197,598
Series 2021-Z1, Class A
1.07%, 08/15/2025(b)		248	248,863
Avant Loans Funding Trust Series 2021-REV1, Class A
1.21%, 07/15/2030(b)		811	811,248
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)		100	100,879
Crossroads Asset Trust Series 2021-A, Class B 1.12%, 06/20/2025(b)		172	171,987
FREED ABS Trust Series 2021-2, Class A 0.68%, 06/19/2028(b)		373	373,315

20	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

	Principal Amount (000)		U.S. $ Value
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)	U.S.$	870	$972,398
Marlette Funding Trust Series 2019-3A, Class A 2.69%, 09/17/2029(b)		6	5,511
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		225	232,221
Nelnet Student Loan Trust 2021-C Series 2021-CA, Class AFX 1.32%, 04/20/2062(b)		530	527,253
SoFi Consumer Loan Program Trust Series 2019-3, Class A 2.90%, 05/25/2028(b)		12	12,226
Upstart Securitization Trust
Series 2020-3, Class A
1.702%, 11/20/2030(b)		374	376,322
Series 2021-1, Class A
0.87%, 03/20/2031(b)		154	154,036
Series 2021-3, Class B
0.83%, 07/20/2031(b)		513	512,802

			5,383,751

Credit Cards-Fixed Rate–0.3%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(b)		555	560,903
Mission Lane Credit Card Master Trust Series 2021-A, Class B 1.59%, 09/15/2026(b)		142	141,961
			702,864

Total Asset-Backed Securities (cost $18,286,622)			18,365,701

COMMERCIAL MORTGAGE-BACKED SECURITIES–6.5%
Non-Agency Floating Rate CMBS–3.2%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.084% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(c)		113	113,306
BBCMS Mortgage Trust Series 2020-BID, Class A 2.224% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(c)		546	549,230
BCP Trust Series 2021-330N, Class A 0.883% (LIBOR 1 Month + 0.80%), 06/15/2038(b)(c)		103	102,035
BFLD Trust Series 2021-FPM, Class A 1.684% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(c)		795	795,478
	Principal Amount (000)		U.S. $ Value
CLNY Trust Series 2019-IKPR, Class D 2.109% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(c)	U.S.$	180	179,716
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.117% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(c)		297	297,233
DROP Mortgage Trust Series 2021-FILE, Class A 1.23% (LIBOR 1 Month + 1.15%), 04/15/2026(b)(c)		570	571,767
GCT Commercial Mortgage Trust Series 2021-GCT, Class B 1.334% (LIBOR 1 Month + 1.25%), 02/15/2038(b)(c)		469	469,006
Great Wolf Trust Series 2019-WOLF, Class A 1.118% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(c)		700	699,784
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A
1.284% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(c)		503	502,968
Series 2019-SMP, Class A
1.234% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(c)		250	249,997
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(d)		470	486,126
Invitation Homes Trust
Series 2018-SFR1, Class C
1.334% (LIBOR 1 Month + 1.25%), 03/17/2037(b)(c)		880	881,020
Series 2018-SFR3, Class A
1.084% (LIBOR 1 Month + 1.00%), 07/17/2037(b)(c)		206	206,411
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 3.134% (LIBOR 1 Month + 3.05%), 05/15/2036(b)(c)		365	326,429
Natixis Commercial Mortgage Securities Trust
Series 2018-850T, Class A
0.867% (LIBOR 1 Month + 0.78%), 07/15/2033(b)(c)		409	406,998
Series 2019-MILE, Class A
1.584% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(c)		166	165,598
Starwood Retail Property Trust Series 2014-STAR, Class A 1.554% (LIBOR 1 Month + 1.47%), 11/15/2027(b)(c)		859	523,908

Schedule of Investments—Short Duration Plus Portfolio	21

	Principal Amount (000)		U.S. $ Value
VASA Trust Series 2021-VASA, Class A 0.984% (LIBOR 1 Month + 0.90%), 07/15/2039(b)(c)	U.S.$	830	$830,236

			8,357,246

Non-Agency Fixed Rate CMBS–3.1%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)		185	170,028
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class AS
3.683%, 09/10/2045(b)		600	611,663
Series 2013-GC11, Class AS
3.422%, 04/10/2046		771	795,627
Series 2013-GC11, Class B
3.732%, 04/10/2046		350	362,455
Series 2013-GC15, Class C
5.352%, 09/10/2046		516	537,579
Commercial Mortgage Trust Series 2014-UBS4, Class A5 3.694%, 08/10/2047		750	800,090
GS Mortgage Securities Trust
Series 2011-GC5, Class AS
5.209%, 08/10/2044(b)		588	590,254
Series 2012-GC6, Class B
6.047%, 01/10/2045(b)		450	451,647
Series 2012-GCJ7, Class AS
4.085%, 05/10/2045		500	506,022
Series 2012-GCJ9, Class AS
3.124%, 11/10/2045		518	528,941
Series 2015-GC28, Class A5
3.396%, 02/10/2048		500	535,402
GSF
Series 2021-1, Class A1
1.433%, 08/15/2026(d)(e)		71	71,358
Series 2021-1, Class A2
2.435%, 08/15/2026(d)(e)		142	145,936
Series 2021-1, Class AS
2.638%, 08/15/2026(d)(e)		18	18,460
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.976%, 09/15/2047(f)		20	405
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class C 4.78%, 10/15/2045(b)		355	359,097
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		506	512,536
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.467%, 07/15/2049(b)		86	85,662
	Principal Amount (000)		U.S. $ Value
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4, Class A3
2.533%, 12/10/2045	U.S.$	493	493,032
Series 2013-C5, Class C
4.217%, 03/10/2046(b)		505	502,699
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		64	63,502
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class XA 1.635%, 12/15/2045(b)(f)		3	36

			8,142,431

Agency CMBS–0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 02/25/2023		568	580,289
Government National Mortgage Association Series 2006-51, Class IO 0.961%, 08/16/2046(f)		339	848

			581,137

Total Commercial Mortgage-Backed Securities (cost $17,509,699)			17,080,814

CORPORATES-INVESTMENT GRADE–5.7%

Financial Institutions–3.3%
Banking–2.4%
Bank of America Corp. 1.734%, 07/22/2027		790	794,084
Citigroup, Inc.
3.106%, 04/08/2026		346	367,359
3.142%, 01/24/2023		650	655,447
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	310,259
Credicorp Ltd. 2.75%, 06/17/2025(b)		389	394,796
Danske Bank A/S 3.244%, 12/20/2025(b)		525	557,561
Deutsche Bank AG/New York NY 3.95%, 02/27/2023		234	244,427
Goldman Sachs Group, Inc. (The) 3.75%, 05/22/2025		222	240,561
Mitsubishi UFJ Financial Group, Inc. 3.218%, 03/07/2022		1,000	1,012,440
NatWest Markets PLC 3.625%, 09/29/2022(b)		825	852,233
Standard Chartered PLC 0.991%, 01/12/2025(b)		621	619,069
UBS AG/London 1.75%, 04/21/2022(b)		212	213,526

			6,261,762

22	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

	Principal Amount (000)		U.S. $ Value
Finance–0.5%
Aviation Capital Group LLC
1.95%, 01/30/2026–09/20/2026(b)	U.S.$	397	$395,171
5.50%, 12/15/2024(b)		65	72,848
Azure Orbit IV International Finance Ltd. 3.75%, 01/25/2023(b)		900	927,432

			1,395,451

Insurance–0.2%
Metropolitan Life Global Funding I 2.40%, 06/17/2022(b)		650	660,238

REITs–0.2%
Vornado Realty LP 2.15%, 06/01/2026		426	433,033

			8,750,484

Industrial–2.3%
Capital Goods–0.1%
John Deere Capital Corp. 3.20%, 01/10/2022		236	237,902

Communications-Media–0.2%
Walt Disney Co. (The) 3.35%, 03/24/2025		561	605,442

Consumer Cyclical-Automotive–0.2%
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(b)		585	620,369

Consumer Cyclical-Other–0.3%
Las Vegas Sands Corp.
2.90%, 06/25/2025		393	394,942
3.20%, 08/08/2024		227	233,054

			627,996

Consumer Non-Cyclical–0.7%
BAT International Finance PLC 1.668%, 03/25/2026		740	740,370
Cencosud SA 5.15%, 02/12/2025(b)		481	528,138
Sigma Alimentos SA de CV 4.125%, 05/02/2026(b)		491	535,988

			1,804,496

Energy–0.2%
BP Capital Markets America, Inc. 2.937%, 04/06/2023		454	471,048

Services–0.1%
Expedia Group, Inc. 4.625%, 08/01/2027		168	190,507

Technology–0.4%
Baidu, Inc. 1.625%, 02/23/2027		397	391,779
International Business Machines Corp. 2.85%, 05/13/2022		675	686,178

			1,077,957

	Principal Amount (000)		U.S. $ Value
Transportation-Airlines–0.1%
Southwest Airlines Co. 5.25%, 05/04/2025	U.S.$	279	315,758

			5,951,475

Utility–0.1%
Electric–0.1%
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		230	242,678

Total Corporates—Investment Grade (cost $14,757,393)			14,944,637

INFLATION-LINKED SECURITIES–4.5%
United States–4.5%
U.S. Treasury Inflation Index
0.125%, 10/15/2024 (TIPS)		2,533	2,708,200
0.25%, 01/15/2025 (TIPS)		1,691	1,815,842
0.625%, 01/15/2026 (TIPS)		6,504	7,176,305

Total Inflation-Linked Securities (cost $11,718,623)			11,700,347

COLLATERALIZED MORTGAGE OBLIGATIONS–3.6%
Risk Share Floating Rate–2.4%
Bellemeade Re Ltd.
Series 2019-1A, Class M1B
1.836% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(c)		400	400,000
Series 2019-3A, Class M1B
1.686% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(c)		260	260,360
Series 2020-2A, Class M1B
3.286% (LIBOR 1 Month + 3.20%), 08/26/2030(b)(c)		121	122,200
Series 2021-1A, Class M1B
2.25% (SOFR + 2.20%), 03/25/2031(b)(c)		684	700,276
Series 2021-2A, Class M1A
1.25% (SOFR + 1.20%), 06/25/2031(b)(c)		368	369,447
Series 2021-3A, Class A2
1.05% (SOFR + 1.00%), 09/25/2031(b)(c)		480	482,087
Eagle Re Ltd. Series 2020-1, Class M1A 0.986% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(c)		375	373,523
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-DNA1, Class M3
3.386% (LIBOR 1 Month + 3.30%), 10/25/2027(c)		191	194,847

Schedule of Investments—Short Duration Plus Portfolio	23

	Principal Amount (000)		U.S. $ Value
Series 2020-DNA6, Class M1
0.95% (SOFR + 0.90%), 12/25/2050(b)(c)	U.S.$	79	$79,337
Series 2021-DNA5, Class M2
1.70% (SOFR + 1.65%), 01/25/2034(b)(c)		199	200,344
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C04, Class 1M2
4.986% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		267	276,686
Series 2015-C01, Class 1M2
4.386% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		68	69,823
Series 2015-C02, Class 1M2
4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		17	17,283
Series 2016-C03, Class 2M2
5.986% (LIBOR 1 Month + 5.90%), 10/25/2028(c)		273	286,250
Series 2016-C06, Class 1M2
4.336% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		156	161,607
Home Re Ltd.
Series 2020-1, Class M1B
3.336% (LIBOR 1 Month + 3.25%), 10/25/2030(b)(c)		336	338,798
Series 2021-1, Class M1A
1.136% (LIBOR 1 Month + 1.05%), 07/25/2033(b)(c)		754	753,036
Mortgage Insurance-Linked Notes Series 2021-3, Class M1A 1.95% (SOFR + 1.90%), 02/25/2034(b)(c)		297	298,223
Oaktown Re V Ltd. Series 2020-2A, Class M1A 2.486% (LIBOR 1 Month + 2.40%), 10/25/2030(b)(c)		44	43,621
PMT Credit Risk Transfer Trust
Series 2019-2R, Class A
2.837% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(c)		105	104,414
Series 2019-3R, Class A
2.787% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(c)		40	40,198
Radnor Re Ltd.
Series 2019-1, Class M1B
2.036% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(c)		192	192,307
Series 2019-2, Class M1B
1.836% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(c)		222	222,040
Series 2020-1, Class M1A
1.036% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(c)		185	184,253
Traingle Re Ltd.
Series 2020-1, Class M1A
3.086% (LIBOR 1 Month + 3.00%), 10/25/2030(b)(c)		76	76,036
Series 2021-1, Class M1A
1.786% (LIBOR 1 Month + 1.70%), 08/25/2033(b)(c)	U.S.$	88	88,258

			6,335,254

Agency Floating Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs
Series 4248, Class QF
0.584% (LIBOR 1 Month + 0.50%), 06/15/2039(c)		342	345,751
Series 4286, Class VF
0.534% (LIBOR 1 Month + 0.45%), 12/15/2043(c)		297	300,152
Federal National Mortgage Association REMICs
Series 2013-57, Class FN
0.436% (LIBOR 1 Month + 0.35%), 06/25/2043(c)		221	221,756
Series 2014-49, Class AF
0.416% (LIBOR 1 Month + 0.32%), 08/25/2044(c)		382	381,783

			1,249,442

Non-Agency Floating Rate–0.4%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.186% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(c)		72	72,808
Mello Warehouse Securitization Trust
Series 2020-1, Class A
0.986% (LIBOR 1 Month + 0.90%), 10/25/2053(b)(c)		514	515,227
Series 2021-1, Class A
0.784% (LIBOR 1 Month + 0.70%), 02/25/2055(b)(c)		346	345,666

			933,701

Agency Fixed Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		413	422,476
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 02/25/2044		40	40,723

			463,199

Non-Agency Fixed Rate–0.1%
Provident Funding Mortgage Warehouse Securitization Trust Series 2021-1, Class A 0.786%, 02/25/2055(b)		396	393,971

Total Collateralized Mortgage Obligations (cost $9,343,259)			9,375,567

24	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

	Principal Amount (000)		U.S. $ Value

AGENCIES–2.1%
Agency Debentures–2.1%
Federal Home Loan Bank
1.375%, 02/17/2023	U.S.$	750	$762,565
2.50%, 02/13/2024		445	467,491
3.00%, 10/12/2021		1,450	1,451,303
Federal Home Loan Mortgage Corp. 0.25%, 08/24/2023		2,000	1,999,127
Federal National Mortgage Association 2.50%, 02/05/2024		810	850,281

Total Agencies (cost $5,450,856)			5,530,767

COLLATERALIZED LOAN OBLIGATIONS–1.7%
CLO-Floating Rate–1.7%
AGL CLO 12 Ltd. Series 2021-12A, Class A1 1.29% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(c)		686	686,130
Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.084% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(c)		320	320,510
Elevation CLO Ltd. Series 2020-11A, Class C 2.326% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(c)		250	244,025
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.204% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(c)		453	453,101
Kayne CLO II Ltd. Series 2018-2A, Class AR 1.206% (LIBOR 3 Month + 1.08%), 10/15/2031(b)(c)		614	615,286
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 1.247% (LIBOR 3 Month + 1.12%), 07/25/2034(b)(c)		739	739,472
Neuberger Berman Loan Advisers CLO Ltd. Series 2021-42A, Class A 1.241% (LIBOR 3 Month + 1.10%), 07/16/2035(b)(c)		799	799,340
OCP CLO Ltd. Series 2020-18A, Class AR 1.224% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(c)		590	590,805
Voya CLO Ltd. Series 2019-1A, Class DR 2.976% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(c)		130	129,690

Total Collateralized Loan Obligations (cost $4,582,310)			4,578,359

MORTGAGE PASS-THROUGHS–0.9%
Agency Fixed Rate 30-Year–0.9%
Federal Home Loan Mortgage Corp.
Series 2019 3.50%, 10/01/2049-11/01/2049	U.S.$	954	1,027,425
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040		754	850,167
Government National Mortgage Association
Series 2002
7.50%, 03/15/2032		37	42,855
Series 2009
5.00%, 10/15/2039		284	321,872

			2,242,319

Agency Fixed Rate 15-Year–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2011
5.00%, 07/01/2025		38	39,109
6.50%, 03/01/2026		56	58,273

			97,382

Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 1.586% (LIBOR 6 Month + 1.31%), 01/01/2037(c)		1	1,068

Total Mortgage Pass-Throughs (cost $2,258,851)			2,340,769

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.8%
United States–0.8%
City of New York NY
Series 2021-D
0.982%, 08/01/2025		740	741,333
New Jersey Turnpike Authority
Series 2021-B
1.047%, 01/01/2026		125	124,414
Port Authority of New York & New Jersey
Series 2020-A
1.086%, 07/01/2023		280	283,602
State of California
Series 2010
5.70%, 11/01/2021		350	351,472
Tobacco Settlement Finance Authority/WV
Series 2020
3.00%, 06/01/2035		569	583,605

Total Local Governments—US Municipal Bonds (cost $2,072,494)			2,084,426

Schedule of Investments—Short Duration Plus Portfolio	25

	Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS–0.2%

Quasi-Sovereign Bonds–0.2%
China–0.2%
Sinopec Group Overseas Development
2018 Ltd. 2.50%, 08/08/2024(b) (cost $515,280)	U.S.$	516	$537,156

		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–7.3%
U.S. Treasury Bills–7.3%
U.S. Treasury Bill Zero Coupon, 03/10/2022–09/08/2022 (cost $19,082,097)		19,091	19,081,468

Total Investments—97.0% (cost $254,179,509)			254,179,223

Other assets less liabilities—3.0%			7,921,514

Net Assets—100.0%			$262,100,737

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	19	December 2021	$2,759,750	$(35,550)
U.S. T-Note 2 Yr (CBT) Futures	332	December 2021	73,058,156	(54,853)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	70	December 2021	8,591,953	47,879

				$(42,524)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	2,830	05/21/2031	1.617%	3 Month LIBOR	Semi-Annual/Quarterly	$(40,543)	$—	$(40,543)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.16%	USD	363	$27,878	$24,322	$3,556
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	295	22,656	20,456	2,200
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	295	22,656	21,178	1,478
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	119	9,139	7,758	1,381
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	118	9,063	7,693	1,370
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	113	8,678	7,532	1,146

26	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	5.16%	USD	147	$11,289	$11,208	$81
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	239	18,356	46,459	(28,103)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	241	18,509	48,469	(29,960)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	308	23,655	61,107	(37,452)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	308	23,655	61,154	(37,499)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	597	45,850	117,103	(71,253)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	1,194	91,699	238,624	(146,925)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	289	22,195	49,456	(27,261)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	128	9,831	25,478	(15,647)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	155	11,904	29,671	(17,767)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	308	23,654	62,029	(38,375)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	3	(853)	(464)	(389)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	3	(852)	(371)	(481)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	13	(3,692)	(1,582)	(2,110)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	14	(3,976)	(1,619)	(2,357)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	15	(4,260)	(1,886)	(2,374)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	15	(4,260)	(1,825)	(2,435)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	19	(5,396)	(2,086)	(3,310)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	21	(5,964)	(2,556)	(3,408)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	38	(10,792)	(4,080)	(6,712)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	132	(37,488)	(10,267)	(27,221)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	168	(47,712)	(13,345)	(34,367)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	209	(59,356)	(11,939)	(47,417)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	860	(244,240)	(57,031)	(187,209)

Schedule of Investments—Short Duration Plus Portfolio	27

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	445	$(126,380)	$(30,621)	$(95,759)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	58	(16,472)	(7,134)	(9,338)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	133	(37,772)	(20,850)	(16,922)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	160	(45,440)	(23,590)	(21,850)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	186	(52,824)	(29,578)	(23,246)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	40	(11,360)	(4,896)	(6,464)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	139	(39,476)	(16,495)	(22,981)

						$(357,898)	$597,482	$(955,380)

* Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $45,182,544 or 17.2% of net assets.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.
(d)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.29% of net assets as of September 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$71,375	$71,358	0.03%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	145,965	145,936	0.06%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	18,487	18,460	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	502,655	486,126	0.19%

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	IO—Interest Only.

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

28	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

SCB–TAX–1944–0921

Sanford C. Bernstein Fund, Inc.

September 30, 2021

Schedule of Investments To the Annual Report
For the Fixed Income Municipal Portfolios

Short Duration Diversified Municipal

California Municipal

Diversified Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Short Duration Diversified Municipal Class Shareholders of Short Duration Diversified Municipal Portfolio and Municipal Class Shareholders of California Municipal Portfolio, Diversified Municipal Portfolio, and New York Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Fixed Income Municipal Portfolios of Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (four of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2021, the statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2021 annual report for the Fixed Income Municipal Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 23, 2021

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2021

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–106.2%

Long-Term Municipal Bonds–87.3%
Alabama–2.0%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2020 4.00%, 12/01/2050	$5,000	$5,631,348

Alaska–0.3%
Northern Tobacco Securitization Corp. Series 2021-B 0.50%, 06/01/2031	700	691,485

Arizona–2.4%
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 5.00%, 02/01/2023–02/01/2025(a)	4,350	4,754,897
City of Glendale AZ (City of Glendale AZ COP) Series 2021 0.897%, 07/01/2024	2,000	2,006,331

		6,761,228

Arkansas–2.6%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019-A 1.75%, 11/01/2032	7,255	7,301,124

California–8.5%
California State University Series 2021-B 0.55%, 11/01/2049	2,000	1,985,850
Los Angeles Unified School District/CA Series 2020-R 5.00%, 07/01/2023	1,915	2,075,018
Orange County Transportation Authority Series 2021 5.00%, 10/15/2024	2,000	2,281,013
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2024	1,890	2,112,296
State of California Series 2020 5.00%, 03/01/2022	3,540	3,610,884
Series 2021 4.00%, 10/01/2024	4,520	5,026,315

Principal Amount (000)		U.S. $ Value
University of California Series 2022-S 5.00%, 05/15/2023–05/15/2024(a)	$6,500	$6,953,370

		24,044,746

Colorado–2.1%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2027	1,175	1,447,746
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2026	1,885	2,277,740
E-470 Public Highway Authority Series 2021-B 0.384% (SOFR + 0.35%), 09/01/2039(b)	1,500	1,501,587
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2022	210	221,151
AGM Series 2020 5.00%, 12/01/2021	460	463,260

		5,911,484

Connecticut–0.4%
State of Connecticut Series 2019-A 5.00%, 04/15/2024	1,000	1,119,470

District of Columbia–5.0%
District of Columbia (District of Columbia Fed Hwy Grant) Series 2020 5.00%, 12/01/2023–12/01/2024	3,055	3,397,374
Metropolitan Washington Airports Authority Aviation Revenue Series 2014-A 5.00%, 10/01/2024	1,000	1,133,137
Series 2018-A 5.00%, 10/01/2025	1,145	1,338,936
Series 2020-A 5.00%, 10/01/2024	7,230	8,192,582

		14,062,029

Florida–5.3%
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2025	1,000	1,139,701
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) Series 2020 4.00%, 12/15/2023(c)	365	381,893

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
County of Broward FL Airport System Revenue Series 2019-C 2.384%, 10/01/2026	$1,000	$1,049,212
County of Osceola FL Transportation Revenue Series 2020-A 5.00%, 10/01/2021–10/01/2022	510	521,480
Florida Development Finance Corp. (Mayflower Retirement Center Inc Obligated Group) Series 2021 1.75%, 06/01/2026(c)	1,025	1,021,346
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	1,000	1,008,709
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	500	510,609
State of Florida Series 2019 5.00%, 07/01/2022	8,485	8,788,855
Village Community Development District No. 13 Series 2019 2.625%, 05/01/2024	380	387,675

		14,809,480

Georgia–2.4%
City of Atlanta GA Department of Aviation Series 2021-C 5.00%, 07/01/2024(a)	1,000	1,122,470
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2023	1,200	1,283,313
Development Authority of Monroe County (The) (Oglethorpe Power Corp.) Series 2013-A 1.50%, 01/01/2039	2,150	2,208,559
State of Georgia Series 2016-E 5.00%, 12/01/2021	2,110	2,126,322

		6,740,664

Principal Amount (000)		U.S. $ Value
Guam–0.9%
Antonio B Won Pat International Airport Authority Series 2019-A 5.00%, 10/01/2022 (Pre-refunded/ETM)	$875	$914,974
Series 2021-A 2.699%, 10/01/2026	610	616,783
Guam Department of Education (Guam Department of Education COP) Series 2020 3.625%, 02/01/2025	1,000	1,049,688

		2,581,445

Hawaii–1.9%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2023–11/01/2024(a)	5,020	5,392,417

Illinois–7.4%
Chicago Board of Education Series 2018-C 5.00%, 12/01/2021	1,000	1,007,319
City of Chicago IL Series 2020-A 5.00%, 01/01/2025	1,000	1,131,376
County of Cook IL Series 2012-C 5.00%, 11/15/2024	5,000	5,259,451
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2020 5.00%, 05/15/2050	2,025	2,407,687
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024(a)	1,000	1,040,965
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2022	4,945	5,100,664
Sales Tax Securitization Corp. Series 2020-A 5.00%, 01/01/2026	2,740	3,222,030
State of Illinois Series 2017-D 5.00%, 11/01/2021	1,690	1,696,039

		20,865,531

Indiana–1.5%
Indiana Finance Authority (Indiana Finance Authority State Revolving Fund) Series 2019 5.00%, 02/01/2023	3,950	4,202,245

2	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Iowa–0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2019 3.125%, 12/01/2022	$500	$507,669

Kansas–0.5%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) BAM Series 2021-K 0.662%, 05/01/2024	1,500	1,498,989

Kentucky–5.3%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015-A 5.00%, 09/01/2023	1,000	1,088,372
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2024	1,000	1,111,895
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	5,000	5,402,645
Louisville & Jefferson County Metropolitan Sewer District Series 2019 5.00%, 05/15/2022	4,505	4,638,144
Series 2021 3.00%, 10/14/2022(a)	2,750	2,829,109

		15,070,165

Louisiana–0.9%
Louisiana Stadium & Exposition District Series 2021 4.00%, 07/03/2023	2,000	2,100,150
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(c)	100	113,476
6.10%, 06/01/2038–12/01/2040(c)	205	266,582

		2,480,208

Maryland–0.7%
State of Maryland Department of Transportation Series 2016 5.00%, 11/01/2021	1,930	1,937,119

Massachusetts–1.2%
City of Cambridge MA Series 2020 5.00%, 02/15/2023	1,645	1,753,081

Principal Amount (000)		U.S. $ Value
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2022–07/01/2026	$665	$713,023
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2020-C 5.00%, 10/01/2022–10/01/2025	795	868,030

		3,334,134

Michigan–1.6%
City of Detroit MI Series 2018 5.00%, 04/01/2022–04/01/2023	1,470	1,528,570
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 0.697% (LIBOR 3 Month + 0.60%), 07/01/2032(b)	2,530	2,531,724
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-B 1.25%, 06/01/2030	340	341,370

		4,401,664

Minnesota–0.6%
State of Minnesota Series 2011 5.00%, 10/01/2030 (Pre-refunded/ETM)	1,765	1,765,000

Nebraska–0.3%
Central Plains Energy Project (Royal Bank of Canada) Series 2019 4.00%, 12/01/2049	810	908,339

Nevada–1.3%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(c)	145	147,271
Clark County School District Series 2021-A 5.00%, 06/15/2027	2,150	2,638,388
State of Nevada Department of Business & Industry Series 2021 0.25%, 01/01/2050 (Pre-refunded/ETM)(c)	1,000	1,000,034

		3,785,693

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value
New Jersey–3.1%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019-H 5.25%, 09/01/2022(c)	$3,000	$3,135,062
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2020 1.20%, 11/01/2034	4,000	4,037,018
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2024	490	559,235
New Jersey Turnpike Authority Series 2021-B 0.638%, 01/01/2024	1,125	1,125,792

		8,857,107

New Mexico–0.2%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) Series 2019 2.25%, 05/15/2024	600	600,675

New York–7.4%
Metropolitan Transportation Authority Series 2019-D 5.00%, 09/01/2022	1,635	1,703,937
Series 2020-A 5.00%, 02/01/2023	925	981,283
Series 2021-D 0.364% (SOFR + 0.33%), 11/01/2035(b)	2,000	1,992,281
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2019-A 5.00%, 03/01/2022	1,555	1,585,188
New York State Dormitory Authority Series 2017-B 5.00%, 02/15/2023 (Pre-refunded/ETM)	915	974,267
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017-B 5.00%, 02/15/2023	420	447,595
Series 2021 0.267%, 03/15/2023	4,880	4,878,357

Principal Amount (000)		U.S. $ Value
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2022–12/01/2023	$1,880	$2,039,526
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2025–06/01/2026	4,450	5,255,861
Syracuse Industrial Development Agency (City School District of Syracuse Lease) Series 2020-A 4.00%, 05/01/2022	1,060	1,083,265

		20,941,560

North Carolina–1.4%
City of Charlotte NC Airport Special Facilities Revenue Series 2021-B 5.00%, 07/01/2024–07/01/2025	1,880	2,148,590
State of North Carolina Series 2013-D 4.00%, 06/01/2022	1,605	1,645,836

		3,794,426

Ohio–1.8%
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2021–12/01/2022	445	453,552
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2021 1.50%, 02/01/2026	2,000	1,997,057
State of Ohio (State of Ohio Department of Transportation) Series 2019-2 4.00%, 12/15/2021	2,000	2,015,321
5.00%, 12/15/2022	680	719,036

		5,184,966

Oklahoma–0.6%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022	135	138,931
Oklahoma County Finance Authority (Oklahoma County Independent School District No. 52 Midwest City-Del City) Series 2018 5.00%, 10/01/2021	1,500	1,500,000

4	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	$100	$100,789

		1,739,720

Pennsylvania–1.7%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2023(c)	370	392,382
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A1 5.00%, 04/15/2022	170	174,382
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2023	800	857,269
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2021–11/01/2024	970	1,030,699
5.00%, 11/01/2025–11/01/2026	1,850	2,188,016

		4,642,748

South Carolina–1.1%
Piedmont Municipal Power Agency (Piedmont Municipal Power Agency Catawba Project Power Sales Revenue) Series 2021-A 4.00%, 01/01/2024–01/01/2025	2,765	3,029,606

Texas–6.6%
City of San Antonio TX Electric & Gas Systems Revenue Series 2016 5.00%, 02/01/2022	3,035	3,083,010
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2020 5.00%, 06/01/2024–06/01/2032	5,355	6,267,927
Houston Independent School District Series 2020 4.00%, 06/01/2029	2,030	2,152,824
San Antonio Independent School District/TX Series 2021 5.00%, 08/15/2022	2,250	2,344,142

Principal Amount (000)		U.S. $ Value
State of Texas Series 2021-A 4.00%, 08/01/2025	$2,250	$2,538,328
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2023	2,150	2,354,874

		18,741,105

Virginia–0.7%
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2022–01/01/2025	1,805	1,932,010

Washington–4.2%
King County School District No. 414 Lake Washington Series 2016 5.00%, 12/01/2022	1,040	1,098,289
State of Washington Series 2019-R 5.00%, 01/01/2023	3,015	3,196,369
Series 2021 5.00%, 06/01/2024–06/01/2025	4,500	5,165,529
Tobacco Settlement Authority/WA Series 2013 5.00%, 06/01/2023	855	918,064
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) Series 2021 5.00%, 12/01/2022–12/01/2026(c)	1,235	1,410,145
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(c)	105	105,080

		11,893,476

West Virginia–0.2%
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	532	545,702
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	100	105,538

		651,240

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value
Wisconsin–3.0%
State of Wisconsin Series 2015-C 5.00%, 05/01/2022	$3,985	$4,096,766
Series 2021-2 5.00%, 05/01/2023	3,275	3,523,471
UMA Education, Inc. Series 2019 5.00%, 10/01/2022–10/01/2023(c)	710	750,272
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	100	100,020

		8,470,529

Total Long-Term Municipal Bonds (cost $243,983,039)		246,282,844

Short-Term Municipal Notes–18.9%
California–0.7%
California State Public Works Board (California State Public Works Board Lease) Series 2021-A 5.00%, 02/01/2022(a)	2,050	2,079,033

District of Columbia–0.4%
District of Columbia (MedStar Health Obligated Group) Series 2012-A 0.05%, 08/15/2038(d)	1,250	1,250,000

Florida–2.4%
City of Gainesville FL (Gainesville Jewish Student Foundation, Inc.) Series 2021 0.04%, 05/01/2033(d)	1,250	1,250,000
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 0.06%, 07/01/2032(d)	3,500	3,500,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017-C 0.05%, 01/01/2039(d)	2,000	2,000,000

		6,750,000

Indiana–2.0%
City of Atlanta GA Department of Aviation Series 2021-C 5.00%, 07/01/2022(a)	2,025	2,096,513

Principal Amount (000)		U.S. $ Value
City of Indianapolis IN (Foundation for Affordable Rental Housing, Inc.) Series 2008 0.05%, 05/15/2038(d)	$3,500	$3,500,000

		5,596,513

Iowa–0.9%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 0.04%, 12/01/2041(d)	1,625	1,625,000
0.05%, 11/15/2041(d)	900	900,000

		2,525,000

Kentucky–0.8%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-A 0.06%, 10/01/2039(d)	2,200	2,200,000

Maryland–0.7%
Maryland Health & Higher Educational Facilities Authority (Luminis Health Obligated Group) Series 2011 0.06%, 07/01/2043(d)	1,900	1,900,000

Minnesota–1.5%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 0.05%, 11/15/2034(d)	1,800	1,800,000
Metropolitan Council Series 2021-B 5.00%, 12/01/2021	2,500	2,519,339

		4,319,339

New Jersey–1.4%
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-C 0.02%, 07/01/2036(d)	1,055	1,055,000
Township of North Bergen NJ Series 2021 2.00%, 04/27/2022	2,750	2,778,829

		3,833,829

New York–0.5%
City of New York NY Series 2016 0.06%, 08/01/2044(d)	1,575	1,575,000

6	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Oregon–0.9%
Clackamas County Hospital Facility Authority (Legacy Health Obligated Group) Series 2008-A 0.03%, 06/01/2037(d)	$2,700	$2,700,000

Rhode Island–0.5%
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 0.04%, 11/15/2038(d)	1,300	1,300,000

Texas–4.7%
City of Houston TX Series 2021 2.00%, 06/30/2022	3,000	3,041,515
City of Houston TX Combined Utility System Revenue Series 2013 0.05%, 05/15/2034(d)	1,100	1,100,000
Series 2016 0.05%, 05/15/2034(d)	1,925	1,925,000
City of San Antonio TX Series 2021 5.00%, 08/01/2022	1,795	1,866,905
Dallas Independent School District Series 2021-C 5.00%, 02/15/2022	2,600	2,646,027
Pecos Barstow Toyah Independent School District Series 2021 5.00%, 02/15/2022	2,550	2,595,142

		13,174,589

Washington–1.5%
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) Series 2021 5.00%, 12/01/2021(c)	160	161,206
Washington State Housing Finance Commission (Panorama/United States) Series 2009 0.03%, 01/01/2027(d)	600	600,000
Washington State Housing Finance Commission (Vintage at Urban Center LLC) Series 2015 0.05%, 07/01/2047(d)	3,460	3,460,000

		4,221,206

Total Short-Term Municipal Notes (cost $53,430,215)		53,424,509

Total Municipal Obligations (cost $297,413,254)		299,707,353

Principal Amount (000)		U.S. $ Value

CORPORATES-INVESTMENT GRADE–1.1%

Industrial–1.1%
Capital Goods–0.7%
Caterpillar Financial Services Corp. 0.32% (SOFR + 0.27%), 09/13/2024(b)	$1,000	$1,000,980
John Deere Capital Corp. 0.17% (SOFR + 0.12%), 07/10/2023(b)	1,000	1,001,150

		2,002,130

Consumer Cyclical-Entertainment–0.4%
YMCA of Greater New York 2.303%, 08/01/2026	1,000	1,014,260

Total Corporates–Investment Grade (cost $3,000,000)		3,016,390

CORPORATES-NON-INVESTMENT GRADE–0.1%

Industrial–0.1%
Transportation-Airlines–0.1%
United Airlines, Inc. 4.375%, 04/15/2026(c) (cost $300,000)	300	308,433

SHORT-TERM INVESTMENTS–0.4%
Commercial Paper–0.4%
City of San Antonio TX Series 2021-A 0.14%, 10/19/2021 (cost $1,200,000)	1,200	1,200,037

Total Investments—107.8% (cost $301,913,254)		304,232,213

Other assets less liabilities—(7.8)%		(22,090,475)

Net Assets—100.0%		$282,141,738

Schedule of Investments—Short Duration Diversified Municipal Portfolio	7

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	450	01/15/2025	2.565%	CPI#	Maturity	$16,875	$—	$16,875
USD	225	01/15/2025	2.585%	CPI#	Maturity	8,247	—	8,247
USD	225	01/15/2025	2.613%	CPI#	Maturity	7,984	—	7,984
USD	875	01/15/2030	1.714%	CPI#	Maturity	99,128	—	99,128
USD	875	01/15/2030	1.731%	CPI#	Maturity	97,560	—	97,560
USD	425	01/15/2030	1.572%	CPI#	Maturity	54,463	—	54,463
USD	425	01/15/2030	1.587%	CPI#	Maturity	53,799	—	53,799
USD	500	01/15/2031	2.782%	CPI#	Maturity	4,858	—	4,858
USD	320	01/15/2031	2.680%	CPI#	Maturity	6,800	—	6,800
USD	680	04/15/2032	CPI#	2.722%	Maturity	(5,454)	—	(5,454)
USD	300	04/15/2032	CPI#	2.748%	Maturity	(1,413)	—	(1,413)
USD	350	02/15/2041	CPI#	2.282%	Maturity	(25,669)	—	(25,669)

						$317,178	$—	$317,178

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	170	02/15/2041	1.868%	3 Month LIBOR	Semi-Annual/Quarterly	$(2,151)	$—	$(2,151)

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	580	10/09/2029	1.120%	SIFMA*	Quarterly	$(4,266)	$—	$(4,266)
Citibank, NA	USD	580	10/09/2029	1.125%	SIFMA*	Quarterly	(4,520)	—	(4,520)

							$(8,786)	$—	$(8,786)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $9,193,182 or 3.3% of net assets.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.9% and 0.0%, respectively.

8	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CCRC—Congregate Care Retirement Center

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

UPMC—University of Pittsburgh Medical Center

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2021

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.4%

Long-Term Municipal Bonds–87.9%
California–73.7%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012-A 5.00%, 04/01/2022	$1,000	$1,023,243
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	3,850	3,927,222
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014-A 5.00%, 05/01/2022–05/01/2024	2,800	2,947,282
Bay Area Toll Authority Series 2012 5.00%, 04/01/2024 (Pre-refunded/ETM)	1,610	1,648,687
5.00%, 04/01/2025 (Pre-refunded/ETM)	12,235	12,528,998
Series 2013-S 5.00%, 04/01/2038 (Pre-refunded/ETM)	2,845	3,049,628
Series 2021 0.30% (MUNIPSA + 0.28%), 04/01/2056(a)	5,000	5,006,240
Bay Area Water Supply & Conservation Agency Series 2013-A 5.00%, 10/01/2025	4,710	5,048,012
California Community Choice Financing Authority Series 2021-B 4.00%, 02/01/2052	5,405	6,550,584
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2043(b)	3,280	3,531,153
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(b)	5,000	5,313,067

Schedule of Investments—California Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(b)	$2,500	$2,684,844
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(b)	4,000	4,204,571
California County Tobacco Securitization Agency Series 2020-A 4.00%, 06/01/2037–06/01/2038	1,510	1,791,847
5.00%, 06/01/2027–06/01/2032	2,700	3,414,684
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,808,493
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027–11/15/2029	19,500	23,052,470
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2032	1,215	1,462,587
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 5.00%, 04/01/2032–04/01/2034	5,650	7,285,594
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017-P 5.00%, 11/01/2032	9,245	9,718,070
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2023–11/15/2029	11,365	13,314,968
California Housing Finance Series 2019-2 4.00%, 03/20/2033	11,234	13,237,694
Series 2021-1, Class A 3.50%, 11/20/2035	9,929	11,515,715
Series 2021-2 0.823%, 03/25/2035	4,000	271,066
3.75%, 03/25/2035	8,000	9,484,870

Principal Amount (000)		U.S. $ Value
California Infrastructure & Economic Development Bank Series 2021 0.20%, 01/01/2050 (Pre-refunded/ETM)(b)	$25,395	$25,391,722
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 0.37% (MUNIPSA + 0.35%), 08/01/2047(a)	8,700	8,731,442
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,704,204
Series 2018 5.00%, 10/01/2032	13,965	17,441,148
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,790,405
Series 2016-B 5.00%, 07/01/2023	12,760	13,744,682
California Municipal Finance Authority (Emerson College) Series 2017-B 5.00%, 01/01/2030	1,000	1,212,242
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2023–12/31/2031	15,730	19,094,946
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	13,440	15,197,854
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2027(b)	3,545	3,798,459
Series 2019 5.00%, 07/01/2024–07/01/2029(b)	4,735	5,601,404
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(b)	1,500	1,724,731
California School Finance Authority (Kipp SoCal Public Schools Obligated Group) Series 2020-A 4.00%, 07/01/2040(b)	800	910,865

10	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(b)	$1,290	$1,396,144
Series 2016-A 5.00%, 06/01/2031(b)	1,000	1,099,724
California State Public Works Board Series 2011-G 5.00%, 12/01/2023 (Pre-refunded/ETM)	1,545	1,557,006
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	11,220	12,675,020
Series 2014-B 5.00%, 10/01/2029	4,445	5,038,216
Series 2017-H 5.00%, 04/01/2030–04/01/2032	5,270	6,447,979
Series 2020-B 5.00%, 03/01/2028	2,385	2,993,815
Series 2021-B 5.00%, 05/01/2034	1,675	2,203,320
California State University Series 2012-A 5.00%, 11/01/2026 (Pre-refunded/ETM)	10,930	11,502,836
Series 2014 5.00%, 11/01/2028 (Pre-refunded/ETM)	16,650	19,059,093
Series 2017-A 5.00%, 11/01/2033	5,620	6,861,300
Series 2020-A 5.00%, 11/01/2030–11/01/2031	1,000	1,305,082
Series 2020-D 1.49%, 11/01/2028	1,500	1,483,559
Series 2021-B 2.274%, 11/01/2034	7,000	6,909,475
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017-A 5.00%, 05/15/2029	1,210	1,469,149
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020-A 5.00%, 04/01/2027–04/01/2028	1,255	1,547,393
California Statewide Communities Development Authority (Kaiser Foundation Hospitals) Series 2019P 5.00%, 04/01/2045	540	701,084

Principal Amount (000)		U.S. $ Value
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2039(b)	$675	$807,518
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2014 5.25%, 12/01/2034	4,500	5,097,422
Series 2018-A 5.00%, 12/01/2027–12/01/2033(b)	1,250	1,474,359
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024–07/01/2029(b)	1,065	1,129,600
City & County of San Francisco CA Series 2018-C 5.00%, 06/15/2023–06/15/2025	7,330	8,129,204
Series 2018-E 5.00%, 06/15/2023	1,490	1,611,916
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2024	3,970	4,331,214
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2021–11/01/2023	6,205	6,513,879
City of Los Angeles CA Wastewater System Revenue Series 2012-C 5.00%, 06/01/2023	2,765	2,852,491
City of Los Angeles Department of Airports Series 2017-A 5.00%, 05/15/2028–05/15/2029	4,015	4,892,302
Series 2018 5.00%, 05/15/2035	1,190	1,466,318
Series 2018-B 5.00%, 05/15/2027	2,195	2,690,820
Series 2018-C 5.00%, 05/15/2025–05/15/2028	5,145	6,159,694
Series 2019 4.00%, 05/15/2044	4,205	4,737,252
5.00%, 05/15/2030	8,020	10,136,154
Series 2020-C 5.00%, 05/15/2026–05/15/2039	9,260	11,528,725
Series 2021-A 5.00%, 05/15/2030	2,020	2,613,349
City of Riverside CA Sewer Revenue Series 2015-A 5.00%, 08/01/2027–08/01/2030	5,320	6,189,966

Schedule of Investments—California Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
Series 2018-A 5.00%, 08/01/2031	$2,785	$3,498,545
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017 5.00%, 09/01/2028–09/01/2030	2,305	2,762,852
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	1,110	1,284,682
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2025	3,600	3,986,449
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(b)	4,000	4,161,430
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(b)	3,315	3,461,494
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015-A 5.00%, 03/01/2022	3,000	3,059,444
Series 2017-A 5.00%, 03/01/2030	1,250	1,531,006
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	4,070	4,652,334
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015-A 5.00%, 11/01/2021	1,725	1,731,177
CSCDA Community Improvement Authority 4.00%, 01/10/2046	4,000	4,201,000
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(b)	5,000	5,097,338
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(b)	3,950	3,888,153

Principal Amount (000)		U.S. $ Value
Series 2021-A2 3.125%, 08/01/2056(b)	$1,500	$1,421,214
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(b)	5,000	5,080,779
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(b)	2,500	2,341,384
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(b)	3,000	2,882,520
Fontana Redevelopment Agency Successor Agency Series 2017-A 5.00%, 10/01/2031	1,750	2,140,846
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	1,000	1,142,596
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036	5,660	5,732,305
Series 2021 1.40%, 06/01/2025(c)	2,900	2,909,843
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2023	630	681,768
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2023	4,025	4,039,133
Long Beach Unified School District Series 2010-A 5.00%, 08/01/2025	1,000	1,003,666
Los Angeles Department of Water & Power Power System Revenue Series 2013-A 5.00%, 07/01/2023	2,500	2,649,321
Series 2014-B 5.00%, 07/01/2026–07/01/2027	3,790	4,187,962
Series 2014-C 5.00%, 07/01/2025–07/01/2026	21,670	24,462,076
Series 2015-E 5.00%, 07/01/2025	820	925,914
Series 2018-B 5.00%, 01/01/2022	1,050	1,058,116

12	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2019-B 5.00%, 07/01/2023	$14,750	$15,979,809
Los Angeles Department of Water & Power Water System Revenue Series 2012-C 5.00%, 07/01/2023	1,540	1,594,966
Series 2018-A 5.00%, 07/01/2031	1,345	1,674,470
Series 2021-B 5.00%, 07/01/2040	1,875	2,436,519
Los Angeles Unified School District/CA Series 2014-C 5.00%, 07/01/2027	10,365	11,667,277
Series 2016-A 5.00%, 07/01/2027	18,645	21,771,588
Series 2017-A 5.00%, 07/01/2024	1,470	1,659,870
Series 2018-B 5.00%, 07/01/2029	9,020	11,254,624
Series 2020-R 5.00%, 07/01/2032	3,945	5,198,550
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 08/01/2022	1,000	997,040
Metropolitan Water District of Southern California Series 2020-C 5.00%, 07/01/2040	2,415	3,119,928
Series 2021-D 0.19% (MUNIPSA + 0.14%), 07/01/2037(a)	2,900	2,900,375
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033–04/01/2035	3,900	4,891,628
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2022–08/01/2023	4,950	5,234,989
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2022–08/01/2024	2,965	3,234,309
Northern California Power Agency Series 2012-A 5.00%, 07/01/2025–07/01/2027	3,980	4,121,006
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2023	1,575	1,707,637
Series 2016 5.00%, 08/01/2030	1,420	1,698,210
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017-A 5.00%, 10/01/2024	1,000	1,134,417
Peralta Community College District Series 2014-A 5.00%, 08/01/2028	1,820	2,042,583

Principal Amount (000)		U.S. $ Value
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016-A 5.00%, 09/01/2027	$2,785	$3,335,005
Port of Los Angeles Series 2014-A 5.00%, 08/01/2026–08/01/2027	2,565	2,868,033
Port of Oakland Series 2012-P 5.00%, 05/01/2022	5,720	5,877,051
5.00%, 05/01/2025 (Pre-refunded/ETM)	11,225	11,533,798
Riverside County Public Financing Authority (County of Riverside CA Lease) Series 2015 5.00%, 11/01/2028	3,395	3,986,096
Romoland School District Series 2015 5.00%, 09/01/2023	955	1,033,474
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/2021	1,175	1,184,942
Sacramento County Water Financing Authority NATL Series 2007-B 0.65% (LIBOR 3 Month + 0.57%), 06/01/2039(a)	5,700	5,664,286
Sacramento Municipal Utility District Series 2012-Y 5.00%, 08/15/2025	4,555	4,745,991
San Diego Association of Governments (State of California DOT Fed Hwy Grant) Series 2019 1.80%, 11/15/2027	3,200	3,340,844
San Diego County Water Authority Series 2021-A 5.00%, 05/01/2022–05/01/2030	16,600	18,649,439
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue) Series 2015 5.00%, 05/15/2022	4,785	4,928,231
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013-B 5.00%, 10/01/2025	4,000	4,189,816
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2022–08/01/2024	2,500	2,592,636

Schedule of Investments—California Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco–Mission Bay South) Series 2016-B 5.00%, 08/01/2026	$1,070	$1,284,128
San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2034	11,015	13,740,324
Series 2019-E 5.00%, 05/01/2034–05/01/2036	10,110	12,580,953
Series 2019-H 5.00%, 05/01/2027	5,500	6,719,133
Series 2021-A 5.00%, 05/01/2036	1,950	2,502,794
San Joaquin Delta Community College District Series 2015-A 5.00%, 08/01/2022	1,385	1,440,599
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019-A 5.00%, 07/15/2022–07/15/2026	20,760	23,442,788
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029–09/01/2030	2,365	2,712,513
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014-A 5.00%, 07/01/2030	1,030	1,153,996
Southwestern Community College District Series 2015 5.00%, 08/01/2022–08/01/2025	13,640	15,199,190
State of California Series 2013 5.00%, 09/01/2028	8,890	9,688,132
Series 2014 5.00%, 12/01/2022–05/01/2029	18,665	20,139,526
Series 2015-B 5.00%, 09/01/2024	3,330	3,789,876
Series 2017 5.00%, 08/01/2024	5,540	6,284,435
Series 2018 5.00%, 10/01/2022	5,000	5,240,348
Series 2019 5.00%, 04/01/2031–04/01/2037	14,295	18,117,302

Principal Amount (000)		U.S. $ Value
Series 2020 5.00%, 03/01/2030–03/01/2033	$28,985	$37,599,230
Series 2021 5.00%, 09/01/2023	15,000	16,373,853
State of California Department of Water Resources Series 2014-A 5.00%, 12/01/2027 (Pre-refunded/ETM)	5,690	6,407,254
Stockton Public Financing Authority (City of Stockton CA Wastewater Revenue Lease) Series 2019 1.40%, 06/01/2022	7,665	7,677,868
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	9,184,573
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,732,239
BAM Series 2014 5.00%, 08/01/2028–08/01/2029	7,980	8,894,162
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 4.00%, 06/01/2034–06/01/2040	4,375	5,233,436
5.00%, 06/01/2026–06/01/2032	6,880	8,639,635
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) Series 2020 5.00%, 10/01/2031–10/01/2038	4,650	5,911,562
Turlock Irrigation District Series 2020 5.00%, 01/01/2022	4,115	4,163,139
University of California Series 2012 5.00%, 05/15/2025 (Pre-refunded/ETM)	205	211,085
5.00%, 05/15/2025	5,170	5,325,098
Series 2012-G 5.00%, 05/15/2025 (Pre-refunded/ETM)	4,625	4,762,288
Series 2013-A 5.00%, 05/15/2048	4,785	5,151,162
Series 2014-A 5.00%, 05/15/2028	1,000	1,121,236
Series 2015-A 5.00%, 05/15/2024	2,280	2,562,151
Series 2017-A 5.00%, 05/15/2028–05/15/2031	6,465	7,968,028
Series 2017-M 5.00%, 05/15/2031	4,000	4,907,904

14	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2018-O 4.00%, 05/15/2025	$8,320	$9,392,276
Vacaville Unified School District BAM Series 2015-C 5.00%, 08/01/2022	1,000	1,040,144

		1,026,297,215

Alabama–2.0%
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	24,615	26,711,019
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(b)	1,003	1,077,843

		27,788,862

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(b)	735	900,455

Arizona–0.0%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-B 4.00%, 10/01/2023(b)	175	175,061

Colorado–0.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	3,000	3,174,137

Connecticut–0.7%
State of Connecticut Series 2018-B 5.00%, 04/15/2026–04/15/2028	5,755	6,982,631
Series 2018-D 5.00%, 04/15/2027	2,280	2,809,974

		9,792,605

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(b)	100	112,298
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2033	175	128,918

Principal Amount (000)		U.S. $ Value
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030–10/01/2034	$955	$724,993
New River Community Development District Series 2006-B 5.00%, 05/01/2013(d)(e)(f)(g)	405	0
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	535	546,351

		1,512,560

Georgia–0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2032–01/01/2036	2,300	2,812,360

Guam–1.1%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	625	630,641
3.489%, 10/01/2031	500	508,779
Guam Department of Education (Guam Department of Education COP) Series 2020 4.25%, 02/01/2030	1,500	1,666,161
5.00%, 02/01/2040	1,090	1,230,237
Territory of Guam Series 2019 5.00%, 11/15/2031	580	669,117
Series 2021-F 5.00%, 01/01/2031(c)	1,000	1,274,209
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029–12/01/2032	1,860	2,173,368
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023–11/15/2031	5,240	5,934,740
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2027–11/01/2030	1,625	2,011,748

		16,099,000

Schedule of Investments—California Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value
Illinois–2.6%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2024	$6,000	$6,796,319
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022–09/01/2034	900	1,072,969
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 12/15/2028	2,185	2,256,776
Series 2017-B 5.00%, 12/15/2026	3,250	3,908,486
State of Illinois Series 2013 5.00%, 07/01/2022	405	419,028
Series 2016 5.00%, 11/01/2024	1,200	1,359,053
Series 2017-D 5.00%, 11/01/2023–11/01/2024	13,465	14,874,727
Series 2021-A 5.00%, 03/01/2026	880	1,036,541
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 01/01/2026	4,450	4,339,198

		36,063,097

Iowa–0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2019 3.125%, 12/01/2022	3,165	3,213,543

Kentucky–0.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026–02/01/2031	850	1,035,005
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2029	3,500	4,179,145

		5,214,150

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(b)	185	209,930
6.10%, 06/01/2038–12/01/2040(b)	625	812,751

		1,022,681

Principal Amount (000)		U.S. $ Value
Michigan–0.1%
City of Detroit MI Series 2018 5.00%, 04/01/2031	$1,745	$2,058,351

Missouri–0.0%
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025–03/01/2027	325	364,418

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(b)	445	451,970
2.75%, 06/15/2028(b)	525	542,497

		994,467

New Jersey–2.2%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027–06/15/2029	8,070	9,531,378
Series 2018-A 5.00%, 06/15/2028–06/15/2029	4,000	4,726,432
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2034	5,905	7,305,694
Series 2019-B 5.00%, 06/15/2030	3,225	4,029,392
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023–06/01/2028	4,000	4,679,104

		30,272,000

New York–1.2%
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2026	2,065	2,461,152
Series 2017-C 5.00%, 11/15/2026	2,960	3,527,851
Series 2020-E 5.00%, 11/15/2027–11/15/2028	7,250	8,870,579
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	1,000	1,121,326
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	220	244,005

		16,224,913

16	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Ohio–0.2%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2036	$1,175	$1,476,249
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	100	101,759
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	1,125	1,144,783

		2,722,791

Pennsylvania–0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2028–05/01/2033(b)	2,250	2,681,622
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022–07/01/2024	2,815	3,030,682

		5,712,304

Puerto Rico–0.2%
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	740	815,295
AGC Series 2007-C 5.50%, 07/01/2031	150	168,673
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,273	1,215,259

		2,199,227

South Carolina–1.0%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	5,000	5,381,968
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2039–12/01/2041	6,925	8,185,507

		13,567,475

Principal Amount (000)		U.S. $ Value
Texas–0.3%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(b)	$3,205	$3,370,562
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	1,370	1,592,483

		4,963,045

Washington–0.1%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	825	1,041,337

Wisconsin–0.7%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022–10/01/2029(b)	3,695	4,312,756
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	5,335	5,808,046

		10,120,802

Total Long-Term Municipal Bonds (cost $1,175,531,251)		1,224,306,856

Short-Term Municipal Notes–11.5%
California–11.5%
Abag Finance Authority for Nonprofit Corps. (Sharp Healthcare Obligated Group) Series 2009-C 0.06%, 08/01/2035(h)	5,950	5,950,000
Series 2009-D 0.06%, 08/01/2035(h)	7,770	7,770,000
California State Public Works Board (California State Public Works Board Lease) Series 2021-A 5.00%, 02/01/2022(c)	6,950	7,048,428
Series 2022-A 5.00%, 08/01/2022(c)	5,250	5,338,117
California Statewide Communities Development Authority (Marvin & Bebe L Zigman) Series 1999-J 0.05%, 09/01/2029(h)	1,100	1,100,000

Schedule of Investments—California Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value
Calleguas-Las Virgenes Public Financing Authority Series 2008-A 0.04%, 07/01/2037(h)	$1,200	$1,200,000
City & County of San Francisco CA (Related/Mariposa Development Co. LP) Series 2017-B1 0.05%, 07/01/2057(h)	8,670	8,670,000
City of Los Angeles CA Series 2021 4.00%, 06/23/2022	10,000	10,282,508
County of Los Angeles CA Series 2021 4.00%, 06/30/2022	41,825	43,037,833
County of Riverside CA Series 2021 2.00%, 06/30/2022	24,095	24,433,894
County of San Bernardino CA (WLP Evergreen Apartments LLC) Series 1999 0.05%, 05/15/2029(h)	2,200	2,200,000
Los Angeles County Schools/CA (Los Angeles County Schools/CA Lease) Series 2021-B 2.00%, 12/30/2021	1,000	1,004,654
Northern California Power Agency Series 2019-A 0.05%, 07/01/2032(h)	10,670	10,670,000
Orange County Water District Series 2021-A 0.03%, 08/01/2042(h)	5,340	5,340,000
Riverside County Asset Leasing Corp. (County of Riverside CA) AGC Series 2013 0.05%, 11/01/2032(h)	13,065	13,065,000
Riverside County Office of Education Pooled Notes Series 2021-A 2.00%, 12/01/2021	7,105	7,127,532
Santa Clara County Financing Authority (El Camino Hospital) Series 2009-A 0.05%, 02/01/2044(h)	5,655	5,655,000

Total Short-Term Municipal Notes (cost $159,893,910)		159,892,966

Total Municipal Obligations (cost $1,335,425,161)		1,384,199,822

Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITY–0.4%
Agency CMBS–0.4%
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038 (cost $5,184,810)	$4,988	$5,100,495

COLLATERALIZED MORTGAGE OBLIGATIONS–0.2%
Risk Share Floating Rate–0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2023(a)	112	115,521
Series 2016-DNA1, Class M3 5.634% (LIBOR 1 Month + 5.55%), 07/25/2028(a)	162	169,420
Series 2016-DNA4, Class M3 3.886% (LIBOR 1 Month + 3.80%), 03/25/2029(a)	220	227,856
Series 2016-HQA2, Class M3 5.236% (LIBOR 1 Month + 5.15%), 11/25/2028(a)	195	200,753
Series 2017-DNA3, Class M2 2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(a)	250	256,397
Federal National Mortgage Association
Connecticut Avenue Securities
Series 2014-C03, Class 2M2 2.986% (LIBOR 1 Month + 2.90%), 07/25/2024(a)	127	129,271
Series 2014-C04, Class 1M2 4.986% (LIBOR 1 Month + 4.90%), 11/25/2024(a)	81	83,844
Series 2015-C02, Class 1M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(a)	57	57,576
Series 2015-C03, Class 1M2 5.086% (LIBOR 1 Month + 5.00%), 07/25/2025(a)	55	56,895
Series 2016-C01, Class 1M2 6.836% (LIBOR 1 Month + 6.75%), 08/25/2028(a)	193	203,533
Series 2016-C02, Class 1M2 6.086% (LIBOR 1 Month + 6.00%), 09/25/2028(a)	112	116,767
Series 2016-C03, Class 1M2 5.386% (LIBOR 1 Month + 5.30%), 10/25/2028(a)	154	162,047
Series 2017-C02, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(a)	594	614,495

18	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2017-C03, Class 1M2 3.086% (LIBOR 1 Month + 3.00%), 10/25/2029(a)	$243	$249,358
Series 2017-C05, Class 1M2 2.286% (LIBOR 1 Month + 2.20%), 01/25/2030(a)	236	241,623
Series 2017-C06, Class 2M2 2.886% (LIBOR 1 Month + 2.80%), 02/25/2030(a)	157	160,437

Total Collateralized Mortgage Obligations (cost $2,855,240)		3,045,793

Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(i) (cost $2,449,632)	$2,346	$2,556,407

Total Investments—100.2% (cost $1,345,914,843)		1,394,902,517

Other assets less liabilities—(0.2)%		(2,410,961)

Net Assets—100.0%		$1,392,491,556

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	5,605	01/15/2025	2.565%	CPI#	Maturity	$210,185	$—	$210,185
USD	2,803	01/15/2025	2.613%	CPI#	Maturity	99,466	—	99,466
USD	2,802	01/15/2025	2.585%	CPI#	Maturity	102,699	—	102,699
USD	21,750	01/15/2028	1.230%	CPI#	Maturity	2,972,950	—	2,972,950
USD	15,980	01/15/2028	0.735%	CPI#	Maturity	2,818,773	—	2,818,773
USD	4,115	01/15/2030	1.572%	CPI#	Maturity	527,328	—	527,328
USD	4,115	01/15/2030	1.587%	CPI#	Maturity	520,905	—	520,905
USD	4,900	01/15/2031	2.782%	CPI#	Maturity	47,606	—	47,606
USD	4,500	01/15/2031	2.680%	CPI#	Maturity	95,628	—	95,628
USD	3,750	04/15/2032	CPI#	2.748%	Maturity	(17,665)	—	(17,665)
USD	2,650	04/15/2032	CPI#	2.722%	Maturity	(21,256)	—	(21,256)
USD	4,300	02/15/2041	CPI#	2.282%	Maturity	(315,365)	—	(315,365)
USD	1,870	02/15/2041	CPI#	2.500%	Maturity	(43,169)	—	(43,169)
USD	1,840	02/15/2041	CPI#	2.505%	Maturity	(40,311)	—	(40,311)
USD	1,820	02/15/2041	CPI#	2.553%	Maturity	(19,213)	—	(19,213)

						$6,938,561	$—	$6,938,561

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	25,000	01/15/2025	3 Month LIBOR	0.663%	Quarterly/Semi-Annual	$(54,515)	$—	$(54,515)
USD	21,500	01/15/2028	1.092%	3 Month LIBOR	Semi-Annual/Quarterly	188,144	—	188,144
USD	17,500	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	46,383	—	46,383
USD	12,500	01/15/2028	1.117%	3 Month LIBOR	Semi-Annual/Quarterly	89,482	—	89,482
USD	11,000	01/15/2031	1.241%	3 Month LIBOR	Semi-Annual/Quarterly	264,031	—	264,031
USD	10,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/Quarterly	235,542	—	235,542
USD	8,030	11/05/2035	1.130%	3 Month LIBOR	Semi-Annual/Quarterly	594,119	—	594,119
USD	12,500	02/15/2036	3 Month LIBOR	1.692%	Quarterly/Semi-Annual	(84,097)	—	(84,097)
USD	10,000	02/15/2036	3 Month LIBOR	1.576%	Quarterly/Semi-Annual	(203,054)	—	(203,054)
USD	2,200	02/15/2041	3 Month LIBOR	1.751%	Quarterly/Semi-Annual	(26,264)	—	(26,264)

						$1,049,771	$—	$1,049,771

Schedule of Investments—California Municipal Portfolio	19

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	121	$(34,364)	$(11,585)	$(22,779)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,399	(397,316)	(175,940)	(221,376)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,242	(352,728)	(117,072)	(235,656)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	66	(18,744)	(6,377)	(12,367)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	825	(234,300)	(79,815)	(154,485)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1	(284)	(120)	(164)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,076	(305,584)	(98,446)	(207,138)

						$(1,343,320)	$(489,355)	$(853,965)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.120%	SIFMA*	Quarterly	$(91,152)	$—	$(91,152)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA*	Quarterly	(96,586)	—	(96,586)

							$(187,738)	$—	$(187,738)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $102,050,218 or 7.3% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	Non-income producing security.
(e)	Defaulted matured security.
(f)	Fair valued by the Adviser.
(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.0% and 0.0%, respectively.

20	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial

Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—Municipal Swap Index

NATL—National Interstate Corporation

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2021

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.9%

Long-Term Municipal Bonds–87.7%
Alabama–1.8%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025	$1,390	$1,574,340
Alabama Public School & College Authority Series 2014-B 5.00%, 01/01/2022	3,200	3,237,751
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2039–02/01/2040	3,680	4,297,202
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	23,985	25,861,970
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	69,310	75,211,892
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	2,775	3,209,447
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	4,589	4,930,132

		118,322,734

Alaska–0.3%
Municipality of Anchorage AK Series 2015-B 5.00%, 09/01/2022–09/01/2024	8,810	9,590,795
Series 2015-C 5.00%, 09/01/2022–09/01/2024	7,370	8,029,167

		17,619,962

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	1,920	2,352,209

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
Arizona–1.7%
Arizona Board of Regents Series 2012-C 5.00%, 06/01/2025 (Pre-refunded/ETM)	$2,365	$2,440,763
Arizona Health Facilities Authority (HonorHealth) Series 2014-A 5.00%, 12/01/2023–12/01/2024	2,770	3,114,737
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 5.00%, 11/01/2034	1,000	1,263,065
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	2,900	2,890,313
2.542%, 07/01/2033	5,000	4,993,639
2.642%, 07/01/2034	10,000	10,001,031
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015-A 5.00%, 07/01/2023–07/01/2024	16,955	18,741,650
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2020 5.00%, 07/01/2030–07/01/2039	12,025	15,646,041
Series 2020-A 5.00%, 07/01/2030–07/01/2038	8,895	11,588,075
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.071%, 07/01/2032	5,000	4,882,072
2.171%, 07/01/2033	5,000	4,871,120
Maricopa County Special Health Care District Series 2018-C 5.00%, 07/01/2028	6,000	7,554,858
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/2021	1,430	1,440,629
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2022 (Pre-refunded/ETM)	4,360	4,517,344
5.00%, 07/01/2023 (Pre-refunded/ETM)	4,000	4,333,639
5.00%, 07/01/2024 (Pre-refunded/ETM)	2,000	2,254,697
5.00%, 07/01/2025 (Pre-refunded/ETM)	5,000	5,839,065
5.00%, 07/01/2027 (Pre-refunded/ETM)	5,500	6,811,159

Principal Amount (000)		U.S. $ Value
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-B 4.00%, 10/01/2023(a)	$945	$945,331

		114,129,228

Arkansas–0.0%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019-A 1.60%, 11/01/2035	470	468,298

California–6.9%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	18,035	19,164,234
California Housing Finance Series 2019-2 4.00%, 03/20/2033	10,726	12,639,160
Series 2021-1, Class A 3.50%, 11/20/2035	3,475	4,030,500
Series 2021-2 0.823%, 03/25/2035	10,000	677,665
3.75%, 03/25/2035	16,500	19,562,545
California Infrastructure & Economic Development Bank Series 2021 0.20%, 01/01/2050 (Pre-refunded/ETM)(a)	8,755	8,753,870
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	365	412,739
California State Public Works Board (California State Public Works Board Lease) Series 2014-B 5.00%, 10/01/2028	1,225	1,389,268
Series 2021-A 5.00%, 02/01/2027(b)	12,040	14,729,303
California State University Series 2021-B 2.374%, 11/01/2035	5,000	4,927,667
City of Los Angeles Department of Airports Series 2018-C 5.00%, 05/15/2036	5,840	7,129,577
Series 2019 5.00%, 05/15/2039	5,215	6,440,905
City of Riverside CA Electric Revenue Series 2019-A 5.00%, 10/01/2033	5,230	6,631,861

22	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	$2,000	$2,080,715
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	6,195	6,468,764
CSCDA Community Improvement Authority 4.00%, 10/01/2046	4,000	4,201,000
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	13,000	13,253,079
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	3,000	2,882,520
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036	8,160	8,264,242
Los Angeles Unified School District/CA Series 2020-A 5.00%, 07/01/2027	10,000	12,405,291
Series 2020-R 5.00%, 07/01/2033	2,780	3,643,214
Metropolitan Water District of Southern California Series 2020-A 5.00%, 07/01/2027	7,550	9,385,226
Orange County Transportation Authority Series 2021 5.00%, 10/15/2024	6,590	7,515,939
Sacramento County Water Financing Authority NATL Series 2007-B 0.65% (LIBOR 3 Month + 0.57%), 06/01/2039(c)	15,000	14,906,016
State of California Series 2013 5.00%, 11/01/2024–11/01/2025	43,465	47,737,472
Series 2014 5.00%, 05/01/2025–05/01/2026	80,965	90,763,094
Series 2019 5.00%, 11/01/2031–04/01/2036	42,375	53,689,802
Series 2020 5.00%, 11/01/2028–03/01/2035	39,335	51,162,920
Series 2021 5.00%, 10/01/2022	15,000	15,721,046

Principal Amount (000)		U.S. $ Value
University of California Series 2022-S 5.00%, 05/15/2034–05/15/2035(b)	$10,000	$13,306,943

		463,876,577

Colorado–1.9%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	3,680	3,890,029
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012-A 5.00%, 11/15/2022–11/15/2024	6,630	6,977,718
Series 2016-A 5.00%, 11/15/2023	4,085	4,492,526
Series 2018-A 5.00%, 12/01/2025–12/01/2032	79,745	97,940,635
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031–08/01/2035	5,265	6,610,006
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2027–11/01/2028	5,900	7,413,824
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	1,000	1,077,091
5.00%, 12/15/2026	270	313,453
AGM Series 2020 5.00%, 12/01/2024–12/01/2050	1,760	2,149,343

		130,864,625

Connecticut–2.8%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2023–11/01/2028	2,420	2,779,807
Series 2017-B 5.00%, 08/15/2025–08/15/2027	12,195	14,747,517
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	938,736
Series 2017-C 5.00%, 08/15/2024–08/15/2028	8,950	10,665,466
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019-A 5.00%, 07/01/2032	5,425	6,769,224
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018-K1 5.00%, 07/01/2026–07/01/2029	4,400	5,279,016

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
State of Connecticut Series 2013-A 5.00%, 10/15/2021	$3,370	$3,375,085
Series 2014-A 5.00%, 03/01/2028	6,360	7,048,694
Series 2015-B 5.00%, 06/15/2032	7,345	8,471,182
Series 2015-F 5.00%, 11/15/2027	1,570	1,846,294
Series 2016-A 5.00%, 03/15/2024–03/15/2029	17,305	20,288,480
Series 2016-E 5.00%, 10/15/2024–10/15/2025	20,025	22,978,550
Series 2017-A 5.00%, 04/15/2022	8,450	8,668,289
Series 2017-B 5.00%, 04/15/2028	2,515	3,177,052
Series 2018-C 5.00%, 06/15/2026	5,500	6,633,458
Series 2018-D 5.00%, 04/15/2026	16,655	19,986,400
Series 2020-A 5.00%, 01/15/2040	2,565	3,226,350
State of Connecticut Special Tax Revenue Series 2012 5.00%, 01/01/2022	3,925	3,971,402
Series 2012-A 5.00%, 01/01/2024	4,650	4,925,514
Series 2020 4.00%, 05/01/2036	1,000	1,187,318
5.00%, 05/01/2028–05/01/2038	11,780	15,152,818
Town of Stratford CT BAM Series 2019 5.00%, 01/01/2030–01/01/2033	13,370	15,984,706

		188,101,358

Delaware–0.1%
Delaware River & Bay Authority Series 2014-C 5.00%, 01/01/2026–01/01/2027	5,470	6,021,459
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 4.00%, 09/01/2030	575	658,823
5.00%, 09/01/2050	1,000	1,207,976

		7,888,258

District of Columbia–1.8%
District of Columbia Series 2013-A 5.00%, 06/01/2025–06/01/2027	59,115	63,676,813
District of Columbia (District of Columbia Pers Income Tax) Series 2012-C 5.00%, 12/01/2026	5,545	5,847,776

Principal Amount (000)		U.S. $ Value
Metropolitan Washington Airports Authority Aviation Revenue Series 2014-A 5.00%, 10/01/2024	$2,100	$2,379,588
Series 2018-A 5.00%, 10/01/2029	1,155	1,450,603
Series 2019-A 5.00%, 10/01/2030–10/01/2032	8,840	11,226,279
Series 2020-A 5.00%, 10/01/2029–10/01/2034	26,410	33,882,538
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020-A 5.00%, 07/15/2036	3,205	4,131,133

		122,594,730

Florida–4.6%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2030(a)	510	560,335
Central Florida Expressway Authority Series 2019-B 5.00%, 07/01/2033	11,335	14,365,718
AGM Series 2021 5.00%, 07/01/2026–07/01/2033	13,005	16,998,789
Citizens Property Insurance, Inc. Series 2012-A 5.00%, 06/01/2022	27,105	27,960,076
Series 2015-A 5.00%, 06/01/2022	1,795	1,808,593
City of Jacksonville FL Series 2012-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,000	1,047,734
City Of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	5,000	6,131,075
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2034–09/01/2035	1,300	901,270
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/2026 (Pre-refunded/ETM)	3,895	3,895,000

24	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2031	$1,070	$1,356,225
Series 2019-C 2.384%, 10/01/2026	1,250	1,311,516
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012-Q 5.00%, 10/01/2023	5,000	5,236,957
County of Miami-Dade FL Series 2015-B 5.00%, 07/01/2022	3,715	3,848,321
County of Miami-Dade FL Aviation Revenue Series 2012-A 5.00%, 10/01/2031 (Pre-refunded/ETM)	4,550	4,764,856
Series 2015-A 5.00%, 10/01/2022–10/01/2024	4,975	5,425,101
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030–10/01/2034	4,610	3,503,163
Duval County School Board (Duval County School Board COP) Series 2015-B 5.00%, 07/01/2026	4,280	4,961,382
Florida Department of Environmental Protection Series 2012-A 5.00%, 07/01/2022	10,225	10,591,947
Florida Development Finance Corp. (Lakeland Regional Health Systems Obligated Group) Series 2021 4.00%, 11/15/2036	1,850	2,249,880
5.00%, 11/15/2032	1,450	1,945,147
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.125%, 06/01/2040(a)	3,765	4,418,790
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2024–10/01/2028	3,765	4,369,281
Series 2021 1.425%, 10/01/2026	3,000	3,026,128
Florida State Board of Education (State of Florida) Series 2014-A 5.00%, 06/01/2022	3,545	3,658,274

Principal Amount (000)		U.S. $ Value
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029–10/01/2031	$13,335	$16,264,165
Series 2019-A 5.00%, 10/01/2033	7,975	10,075,254
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,711,454
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	2,650	2,889,724
Hollywood Community Redevelopment Agency Series 2015 5.00%, 03/01/2022–03/01/2023	3,645	3,764,448
JEA Electric System Revenue Series 2017-B 5.00%, 10/01/2030	1,185	1,461,354
JEA Water & Sewer System Revenue Series 2014-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,744,135
5.00%, 10/01/2025	1,495	1,671,016
Series 2017-A 5.00%, 10/01/2026	22,290	27,093,272
Manatee County School District (Manatee County School District COP) Series 2016-A 5.00%, 07/01/2028–07/01/2029	14,010	16,654,527
North Broward Hospital District Series 2017-B 5.00%, 01/01/2029–01/01/2030	6,180	7,474,524
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019 5.00%, 10/01/2022–10/01/2024	18,515	20,196,142
Orange County School Board Series 2014-A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	28,395,286
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	24,097,774
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	2,355	2,404,967

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	$2,000	$2,503,284
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,864,387
St. Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2022	3,150	3,295,285
Tampa Bay Water Series 2011-A 5.00%, 10/01/2023	2,050	2,050,000

		311,946,556

Georgia–1.5%
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2028	12,250	13,542,571
Series 2021-B 5.00%, 07/01/2028(b)	1,000	1,264,888
Series 2021-C 4.00%, 07/01/2038–07/01/2042(b)	5,765	6,775,230
5.00%, 07/01/2029–07/01/2037(b)	14,590	18,881,743
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2026–04/01/2031	2,275	2,804,816
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	34,735	36,918,029
Series 2018-C 4.00%, 08/01/2048	18,000	19,270,631
Private Colleges & Universities Authority (Emory University) Series 2020-B 4.00%, 09/01/2035	1,280	1,544,886

		101,002,794

Guam–0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	1,000	1,153,649

Hawaii–0.3%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2028–11/01/2029(b)	5,750	7,041,926

Principal Amount (000)		U.S. $ Value
State of Hawaii Series 2015-E 5.00%, 10/01/2023	$7,105	$7,780,542
State of Hawaii Harbor System Revenue Series 2020-A 4.00%, 07/01/2035	2,765	3,256,245

		18,078,713

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015-A 5.00%, 07/15/2022–07/15/2023	4,675	4,909,475

Illinois–5.2%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2023	7,000	7,655,169
Series 2018-A 4.00%, 12/01/2022	5,500	5,722,276
5.00%, 12/01/2026	1,000	1,194,602
Chicago O’Hare International Airport Series 2016-C 5.00%, 01/01/2027	3,020	3,551,275
Chicago Transit Authority Series 2017 5.00%, 06/01/2022	7,460	7,686,360
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022–09/01/2034	4,485	5,332,781
Illinois Finance Authority (NorthShore University HealthSystem Obligated Group) Series 2020 5.00%, 08/15/2029–08/15/2034	7,785	10,144,512
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2021–11/15/2028	3,350	3,728,761
Illinois Finance Authority (State of Illinois Water Revolving Fund–Clean Water Program) Series 2020 4.00%, 07/01/2037	2,000	2,409,187
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2028–10/01/2038	18,380	25,311,691
Illinois Municipal Electric Agency Series 2015-A 5.00%, 02/01/2027–02/01/2029	42,820	49,812,021
Illinois State Toll Highway Authority Series 2014-A 5.00%, 12/01/2021	9,020	9,089,335
Series 2014-D 5.00%, 01/01/2023	1,185	1,255,671

26	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 06/15/2023 (Pre-refunded/ETM)	$565	$583,560
5.00%, 06/15/2023–12/15/2028	13,575	14,020,933
Series 2022 4.00%, 12/15/2042(b)	2,745	3,117,306
Metropolitan Water Reclamation District of Greater Chicago Series 2007-B 5.25%, 12/01/2034	7,075	10,044,388
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2022–06/01/2025	31,710	35,226,527
State of Illinois Series 2012 5.00%, 03/01/2023–08/01/2025	20,610	21,278,805
Series 2013 5.50%, 07/01/2024	5,415	5,885,862
Series 2013-A 5.00%, 04/01/2023	4,415	4,716,052
Series 2014 5.00%, 02/01/2024–05/01/2027	26,620	29,504,919
Series 2016 5.00%, 06/01/2022–02/01/2029	4,620	4,927,418
Series 2017-A 5.00%, 12/01/2024	8,590	9,754,730
Series 2017-D 5.00%, 11/01/2024–11/01/2028	57,195	64,903,322
Series 2019-B 4.00%, 11/01/2033	9,000	10,316,598
Series 2020 5.50%, 05/01/2039	1,500	1,896,544
State of Illinois Sales Tax Revenue Series 2016-C 5.00%, 06/15/2022	2,525	2,608,241
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(d)(e)	5,078	101,560

		351,780,406

Indiana–0.3%
City of Whiting IN (BP Products North America, Inc.) Series 2019 5.00%, 12/01/2044	9,670	11,552,243
Indiana Finance Authority (CWA Authority, Inc.) Series 2021 5.00%, 10/01/2033	5,000	6,666,332
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	1,895	1,907,634

		20,126,209

Principal Amount (000)		U.S. $ Value
Iowa–0.4%
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2021-A 5.00%, 08/01/2038	$5,460	$7,210,537
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	14,000	16,580,370

		23,790,907

Kansas–0.1%
City of Junction City KS Series 2016-A 5.00%, 09/01/2023	3,805	4,137,439

Kentucky–2.9%
County of Carroll KY (Kentucky Utilities Co.) Series 2019 1.75%, 10/01/2034	3,835	3,857,111
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2029	1,000	1,219,476
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2028–06/01/2030	14,650	17,515,757
Kentucky Public Energy Authority (BP PLC) Series 2018-B 4.00%, 01/01/2049	24,850	27,369,094
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	18,590	20,087,032
Series 2018-C 4.00%, 12/01/2049	36,475	40,622,583
Series 2019-A 4.00%, 12/01/2049	10,895	12,144,522
Kentucky Turnpike Authority Series 2012-A 5.00%, 07/01/2026 (Pre-refunded/ETM)	8,490	8,796,387
Series 2016-A 5.00%, 07/01/2023–07/01/2027	13,375	15,360,088
Louisville and Jefferson County Metropolitan Sewer District Series 2021 3.00%, 10/14/2022(b)	45,150	46,448,830

		193,420,880

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
Louisiana–0.4%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2034	$6,145	$7,899,391
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027–08/01/2028	8,985	10,437,592
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	2,250	2,553,201
6.10%, 06/01/2038–12/01/2040(a)	5,625	7,314,758
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,312,575

		29,517,517

Maine–0.0%
Maine Municipal Bond Bank Series 2014-A 5.00%, 09/01/2025	1,000	1,131,235

Maryland–0.6%
County of Frederick MD 5.00%, 08/01/2027	2,265	2,810,987
Series 2019-A 5.00%, 08/01/2027	2,265	2,811,438
County of Howard MD Series 2020-A 5.00%, 08/15/2031–08/15/2032	8,465	11,149,171
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 5.00%, 04/15/2028–04/15/2031	4,285	5,464,700
State of Maryland Series 2021-A 5.00%, 08/01/2026	3,700	4,475,619
Series 2022-D 4.00%, 08/01/2028(b)	3,250	3,799,366
State of Maryland Department of Transportation (Baltimore/Washington International Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2026–08/01/2034	5,250	6,600,745

		37,112,026

Massachusetts–2.2%
Commonwealth of Massachusetts Series 2016-B 5.00%, 07/01/2023	3,965	4,296,316
Series 2017-D 5.00%, 02/01/2036	4,435	5,371,005

Principal Amount (000)		U.S. $ Value
Series 2018-B 5.00%, 01/01/2031	$3,685	$4,580,272
Series 2020 5.00%, 07/01/2026	1,925	2,323,827
Series 2021-C 5.00%, 09/01/2028(b)	6,595	8,404,584
CIFG Series 2007-A 0.654% (LIBOR 3 Month + 0.57%), 05/01/2037(c)	15,250	15,091,402
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	10,340	13,430,577
Massachusetts Bay Transportation Authority Sales Tax Revenue Series 2007-A 5.25%, 07/01/2033	6,600	9,368,002
Massachusetts Development Finance Agency (Brandeis University) Series 2019-S 5.00%, 10/01/2025–10/01/2033	15,375	18,942,436
Massachusetts Development Finance Agency (Mass General Brigham, Inc.) Series 2017-S1 5.00%, 07/01/2025–07/01/2029	24,065	29,362,165
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020-U 5.00%, 07/01/2028	950	1,203,265
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019-A 5.00%, 07/01/2028–07/01/2033	7,525	9,305,169
AGM Series 2020-C 5.00%, 10/01/2026–10/01/2032	2,495	3,154,776
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2036	8,615	11,113,899
Massachusetts School Building Authority Series 2012-A 5.00%, 08/15/2022 (Pre-refunded/ETM)	455	473,922
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012-A 5.00%, 08/15/2022–08/15/2023	10,225	10,653,390

		147,075,007

28	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Michigan–4.8%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 0.697% (LIBOR 3 Month + 0.60%), 07/01/2032(c)	$14,000	$14,009,538
Great Lakes Water Authority Water Supply System Revenue Series 2016-C 5.00%, 07/01/2024–07/01/2025	12,505	14,454,273
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2020 2.625%, 05/15/2025	1,150	1,151,200
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	2,915	3,261,851
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	48,585	57,621,159
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 3.60%, 10/01/2021	500	500,000
3.80%, 10/01/2022	500	511,490
3.875%, 10/01/2023	2,000	2,092,723
4.00%, 10/01/2024	3,000	3,210,414
4.50%, 10/01/2029	12,065	12,843,922
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2025–07/01/2027	39,940	45,098,782
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024–07/01/2027	54,355	61,327,855
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	15,000	15,351,121
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 4.00%, 06/01/2022–06/01/2039	9,000	10,509,611
5.00%, 06/01/2025–06/01/2031	5,645	7,017,477

Principal Amount (000)		U.S. $ Value
Michigan Finance Authority (Public Lighting Authority) Series 2014 5.00%, 07/01/2030	$1,600	$1,725,786
Series 2014-B 5.00%, 07/01/2027–07/01/2031	7,450	8,086,568
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/2023–12/01/2025	13,075	14,771,893
5.50%, 12/01/2026–12/01/2027	7,220	8,494,435
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2024–06/30/2028	31,630	38,169,906
South Lyon Community Schools Series 2016 5.00%, 05/01/2022	3,060	3,144,739

		323,354,743

Minnesota–0.1%
State of Minnesota Series 2015-B 5.00%, 08/01/2022	3,745	3,895,657
Series 2021-A 5.00%, 09/01/2029	1,375	1,793,797

		5,689,454

Missouri–0.5%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2025–03/01/2028	2,820	3,276,090
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-A 4.00%, 07/01/2033–07/01/2040	14,000	16,918,245
5.00%, 07/01/2031	4,470	5,993,854
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025–03/01/2027	1,620	1,817,585
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2025	2,630	2,998,401

		31,004,175

Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025–02/15/2028	15,015	17,861,040

Schedule of Investments—Diversified Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value
Nebraska–0.9%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	$57,465	$62,765,261

Nevada–1.2%
City of Las Vegas NV Series 2015-C 5.00%, 09/01/2023–09/01/2026	8,605	9,658,338
Clark County School District Series 2015-B 5.00%, 06/15/2022	17,785	18,385,295
Series 2016-D 5.00%, 06/15/2024	26,915	30,260,413
Series 2017-C 5.00%, 06/15/2027	3,565	4,374,816
County of Clark NV Series 2017 5.00%, 06/01/2024	6,530	7,343,659
Las Vegas Valley Water District Series 2016-B 5.00%, 06/01/2028	4,590	5,494,444
State of Nevada Department of Business & Industry Series 2021 0.25%, 01/01/2050 (Pre-refunded/ETM)(a)	5,000	5,000,169

		80,517,134

New Hampshire–0.3%
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018-A 4.00%, 11/01/2027(a)	2,250	2,351,859
New Hampshire Business Finance Authority (New Hampshire Business Finance Authority) Series 2020-1 4.125%, 01/20/2034	9,324	11,086,389
State of New Hampshire Series 2020-D 5.00%, 12/01/2023	7,225	7,968,557

		21,406,805

New Jersey–5.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	4,930	5,905,680
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 01/01/2022	1,075	1,086,955
5.50%, 01/01/2026–01/01/2027	2,000	2,227,823

Principal Amount (000)		U.S. $ Value
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2021–10/01/2025	$9,515	$10,323,004
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025–06/15/2026	4,500	4,824,984
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	3,920	4,085,624
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027–06/15/2028	13,805	16,409,708
Series 2018-A 5.00%, 06/15/2029	3,050	3,597,121
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2027–12/15/2033	65,505	81,736,996
Series 2019 5.00%, 12/15/2028–12/15/2031	8,720	10,992,512
Series 2019-B 5.00%, 06/15/2033	3,885	4,822,285
Series 2020-A 5.00%, 06/15/2035	1,810	2,318,196
Series 2021-A 5.00%, 06/15/2033	4,845	6,299,141
Series 2022-A 5.00%, 06/15/2034(b)	11,635	14,829,335
New Jersey Turnpike Authority Series 2012-B 5.00%, 01/01/2026 (Pre-refunded/ETM)	6,015	6,374,407
5.00%, 01/01/2027 (Pre-refunded/ETM) Series 2014-A	6,685	7,084,441
5.00%, 01/01/2027–01/01/2029	75,940	85,334,264
Series 2014-C 5.00%, 01/01/2024	14,720	16,234,729
Series 2017-A 5.00%, 01/01/2029	7,235	8,741,281
Series 2017-B 5.00%, 01/01/2029–01/01/2031	40,050	49,820,148
Series 2021-B 1.713%, 01/01/2029	6,625	6,558,048

30	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
AGM Series 2005-D3 5.25%, 01/01/2026	$14,770	$17,621,219
State of New Jersey Series 2020 5.00%, 06/01/2029	4,895	6,264,955
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023–06/01/2035	17,385	20,752,025

		394,244,881

New York–14.4%
City of New York NY Series 2013-D 5.00%, 08/01/2022	3,885	4,040,296
Series 2014-A 5.00%, 08/01/2027	1,130	1,273,975
Series 2015-A 5.00%, 08/01/2023	2,040	2,218,455
Series 2018-D 5.00%, 12/01/2039	2,435	3,010,306
Series 2020-A 5.00%, 08/01/2024–08/01/2027	14,900	18,313,061
Series 2020-B 5.00%, 11/01/2027	7,320	9,118,860
Series 2020-C 5.00%, 08/01/2032	3,150	4,091,468
Series 2021-A 5.00%, 08/01/2033	2,025	2,654,113
Series 2021-D 1.396%, 08/01/2027	18,930	18,855,418
Series 2021-F 5.00%, 06/01/2044	5,000	5,788,843
Series 2021-L 5.00%, 04/01/2034	4,000	5,187,234
County of Nassau NY Series 2017-C 5.00%, 10/01/2026	8,840	10,662,704
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039(a)	5,000	5,991,223
Metropolitan Transportation Authority Series 2012-D 5.00%, 11/15/2028	6,890	7,225,456
Series 2012-E 5.00%, 11/15/2024 (Pre-refunded/ETM)	6,055	6,383,109
Series 2012-F 5.00%, 11/15/2022–11/15/2026	55,630	58,444,087
Series 2012-H
5.00%, 11/15/2026 (Pre-refunded/ETM)	3,335	3,515,717
5.00%, 11/15/2026	2,730	2,866,055
Series 2013-B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	10,464,774

Principal Amount (000)		U.S. $ Value
Series 2014-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	$4,205	$4,629,603
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,447,942
Series 2014-C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,727,797
Series 2017-C 5.00%, 11/15/2028–11/15/2033	71,630	86,865,324
Series 2019-B 5.00%, 05/15/2022	59,625	61,333,065
Series 2021-D 0.364% (SOFR + 0.33%), 11/01/2035(c)	10,000	9,961,405
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2027	4,505	4,740,006
New York City Housing Development Corp. Series 2021-H 0.12%, 11/01/2051	21,315	21,308,802
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031–07/15/2032	53,945	67,560,402
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011-A 5.00%, 11/01/2022–11/01/2025	34,430	34,556,200
Series 2011-C 5.00%, 11/01/2023–11/01/2025	17,620	17,684,584
Series 2012-A 5.00%, 08/01/2025	12,345	12,835,314
Series 2012-B 5.00%, 11/01/2023	20,000	21,036,784
Series 2017-A 5.00%, 08/01/2033	4,860	5,940,533
Series 2019-B 5.00%, 11/01/2035–11/01/2036	59,785	76,773,633
Series 2021-B 4.00%, 08/01/2037–08/01/2038	15,230	18,129,904
5.00%, 08/01/2024	6,505	7,365,286
Series 2021-E 4.00%, 02/01/2040	4,335	5,079,245
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	4,250	4,401,659
2.80%, 09/15/2069	11,555	11,742,525

Schedule of Investments—Diversified Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-C 5.00%, 03/15/2027	$2,015	$2,240,869
Series 2020-D 5.00%, 02/15/2029–02/15/2034	25,980	33,191,769
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012-A 5.00%, 04/01/2023	17,940	18,364,738
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2036–03/15/2040	9,000	10,642,632
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013-C 5.00%, 03/15/2025–03/15/2026	63,625	67,979,856
Series 2013-D 5.00%, 03/15/2023	32,000	34,229,069
Series 2016-A 5.00%, 03/15/2024	4,010	4,473,431
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027–01/01/2029	74,370	90,087,143
Series 2020 4.00%, 10/01/2030	4,400	5,136,670
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	2,095	2,323,595
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	3,385	3,707,126
Series 2020-2 5.00%, 07/15/2033	5,910	7,548,420
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2027–06/01/2033	5,520	7,093,244
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	14,725	14,734,365
2.591%, 05/15/2036	2,000	2,002,378

		965,980,472

Principal Amount (000)		U.S. $ Value
North Carolina–0.0%
North Carolina Eastern Municipal Power Agency Series 1988-A 6.00%, 01/01/2026 (Pre-refunded/ETM)	$1,720	$1,744,384

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2028–06/01/2030	5,000	6,070,720

Ohio–1.1%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2037–06/01/2038	3,000	3,481,674
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2026–08/01/2028	20,420	24,904,853
Series 2020 5.00%, 12/01/2028–12/01/2029	6,965	8,891,318
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026–02/15/2027	5,455	6,464,391
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017-A 5.00%, 11/01/2031	1,000	1,233,369
County of Hamilton OH Sewer System Revenue Series 2019-A 5.00%, 12/01/2034	9,375	12,017,307
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2022–12/01/2023	3,470	3,670,530
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	2,330	2,370,973
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020-A 5.00%, 12/01/2032	4,970	6,516,683
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	6,325	6,436,225

		75,987,323

32	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Oklahoma–0.1%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022–07/01/2028	$3,035	$3,300,536
McGee Creek Authority NATL Series 1992 6.00%, 01/01/2023	995	1,035,123
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	3,005	3,028,723

		7,364,382

Oregon–0.4%
City of Portland OR Sewer System Revenue Series 2013-A 5.00%, 08/01/2022	8,685	9,032,907
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014-A 5.00%, 10/01/2024	630	663,372
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2030–08/15/2038	8,260	10,541,845
Salem Hospital Facility Authority (Salem Health Obligated Group) Series 2019 5.00%, 05/15/2038	2,205	2,743,710
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009-D 5.00%, 11/01/2021–11/01/2023	90	90,328
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2028	2,335	2,888,556

		25,960,718

Other–1.0%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-A, Class 1 3.87%, 11/15/2035(a)	23,651	27,050,097
Series 2019-C, Class 1 3.87%, 11/15/2035(a)	5,517	6,309,452
Series 2019-D, Class 1 3.87%, 11/15/2035(a)	5,037	5,761,290
Series 2019-E, Class 1 3.87%, 11/15/2035(a)	3,384	3,870,692

Principal Amount (000)		U.S. $ Value
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019-M 2.625%, 06/15/2035(a)	$9,775	$10,329,226
Series 2019M 2.60%, 09/15/2033(a)	9,735	10,387,638
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) Series 2019-M 2.65%, 06/15/2035(a)	4,895	5,200,634

		68,909,029

Pennsylvania–5.6%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2038–01/01/2039	7,235	8,396,018
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030–07/15/2033	19,390	24,578,876
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	3,500	3,852,995
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 01/01/2035	2,120	2,159,205
City of Philadelphia PA Series 2019-A 5.00%, 08/01/2026	1,420	1,709,405
Series 2019-B 5.00%, 02/01/2030	1,005	1,284,090
AGM Series 2017-A 5.00%, 08/01/2027–08/01/2032	46,290	56,787,555
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024–10/01/2026	17,425	20,354,744
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2024	9,575	10,892,559
Series 2017 5.00%, 01/01/2026–01/01/2027	20,480	24,829,899
Series 2019 5.00%, 07/15/2025	3,120	3,649,086
Geisinger Authority (Geisinger Health System Obligated Group) Series 2020 5.00%, 04/01/2043	2,500	3,189,918

Schedule of Investments—Diversified Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	$6,000	$6,805,025
Montgomery County Higher Education & Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027–12/01/2032	5,000	5,658,107
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2026–09/01/2030	10,650	13,186,252
Series 2019 5.00%, 09/01/2030–09/01/2032	2,910	3,672,090
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026–12/31/2028	51,190	60,991,969
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A1 5.00%, 04/15/2028–04/15/2031	9,030	11,535,782
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2038–08/15/2040(b)	2,410	2,789,810
5.00%, 08/15/2029–08/15/2030(b)	1,575	1,967,820
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2028–06/01/2030	13,280	16,153,516
Series 2019 5.00%, 12/01/2022–12/01/2030	19,140	23,333,111
Series 2021-B 5.00%, 12/01/2028	1,145	1,453,140
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030–08/01/2040	4,645	5,557,207
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2035–11/01/2038	5,560	6,461,559
5.00%, 11/01/2027–11/01/2034	11,940	15,057,677

Principal Amount (000)		U.S. $ Value
School District of Philadelphia (The) Series 2016-D 5.00%, 09/01/2024	$8,360	$9,446,728
Series 2016-F 5.00%, 09/01/2023–09/01/2024	29,200	32,781,635

		378,535,778

Puerto Rico–0.5%
Commonwealth of Puerto Rico AGC Series 2001-A 5.50%, 07/01/2029	125	138,900
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	5,150	5,687,688
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	4,260	4,693,452
AGC Series 2007-C 5.50%, 07/01/2031	510	573,488
AGC Series 2007-N 5.25%, 07/01/2034–07/01/2036	10,525	11,431,192
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	3,250	3,617,454
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	6,726	6,420,922

		32,563,096

Rhode Island–0.7%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2028–09/15/2032	12,390	15,547,391
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) Series 2016-B 5.00%, 06/15/2027	10,565	12,633,694
Rhode Island Depositors Economic Protection Corp. Series 1993-A 6.375%, 08/01/2022 (Pre-refunded/ETM)	5,780	6,041,402
Tobacco Settlement Financing Corp./RI Series 2015-A 5.00%, 06/01/2022–06/01/2023	9,635	10,214,885

		44,437,372

South Carolina–1.3%
Kershaw County School District/SC (Kershaw County School District/SC Lease) Series 2015 5.00%, 12/01/2021	1,185	1,193,994

34	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	$48,725	$52,447,278
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2022–12/01/2027	7,000	7,918,968
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2030–12/01/2034	2,435	2,871,742
Series 2020-A 4.00%, 12/01/2037	1,690	1,995,019
Series 2021-A 4.00%, 12/01/2035–12/01/2036	15,475	18,632,519
Series 2021-B 5.00%, 12/01/2040	3,000	3,876,291

		88,935,811

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2029–09/01/2030	7,025	8,424,389

Tennessee–0.8%
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2023	4,350	4,693,384
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	5,445	6,136,968
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2017-A 4.00%, 05/01/2048	39,715	41,708,300

		52,538,652

Texas–5.0%
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2025	1,000	1,126,825
City of Austin TX Airport System Revenue Series 2019 5.00%, 11/15/2025	3,200	3,755,858
City of Austin TX Water & Wastewater System Revenue Series 2015-A 5.00%, 11/15/2024	4,730	5,413,914

Principal Amount (000)		U.S. $ Value
City of Houston TX Series 2017-A 5.00%, 03/01/2025	$16,370	$18,908,822
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023–09/01/2025	3,800	4,206,377
City of Houston TX Airport System Revenue Series 2018-B 5.00%, 07/01/2030	6,160	7,704,982
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	10,831,602
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2023–05/15/2028	24,850	27,476,527
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2031–02/01/2036	9,725	12,748,169
Dallas/Fort Worth International Airport Series 2014-A 5.25%, 11/01/2028	11,585	12,716,795
Denton Independent School District Series 2016 5.00%, 08/15/2027	1,220	1,449,502
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	84,825	89,961,043
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2042	5,000	5,937,328
Harris County Hospital District Series 2016 5.00%, 02/15/2022–02/15/2027	3,705	4,150,403
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2026–10/15/2031	3,220	3,759,418
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	10,680	11,231,700
New Hope Cultural Education Facilities Finance Corp. Series 2017-A 5.00%, 04/01/2028 (Pre-refunded/ETM)	1,130	1,384,494

Schedule of Investments—Diversified Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2025–08/15/2028	$7,250	$8,713,163
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2035	875	975,260
North Texas Tollway Authority Series 2014 5.00%, 01/01/2023 (Pre-refunded/ETM)	1,985	2,103,607
5.00%, 01/01/2023–01/01/2024	4,860	5,230,296
5.00%, 01/01/2024 (Pre-refunded/ETM)	900	994,858
Series 2014-A 5.00%, 01/01/2022 (Pre-refunded/ETM)	4,000	4,046,749
North Texas Tollway Authority (North Texas Tollway System) Series 2015-B 5.00%, 01/01/2023–01/01/2028	12,275	13,961,559
Series 2019-B 5.00%, 01/01/2027–01/01/2029	30,080	37,628,781
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	1,360	1,404,733
San Antonio Water System Series 2013-E 5.00%, 05/15/2025	3,000	3,225,512
Spring Branch Independent School District Series 2015-A 5.00%, 02/01/2024	3,215	3,568,619
Series 2015-B 5.00%, 02/01/2024	4,855	5,389,002
State of Texas Series 2011 5.00%, 10/01/2023 (Pre-refunded/ETM)	5,500	5,500,000
5.00%, 10/01/2023–10/01/2025	11,425	11,466,414
5.00%, 10/01/2024 (Pre-refunded/ETM)	5,440	5,440,000
5.00%, 10/01/2025 (Pre-refunded/ETM)	3,025	3,025,000
Series 2021-B 4.00%, 08/01/2026	2,335	2,638,956

		338,076,268

Utah–0.4%
City of Salt Lake City UT Airport Revenue Series 2021-A 5.00%, 07/01/2033–07/01/2036	16,110	20,745,370

Principal Amount (000)		U.S. $ Value
Davis School District Series 2017 5.00%, 06/01/2022	$1,015	$1,047,501
Utah Transit Authority
Series 2015-A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,336,491
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,511,728
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015-A 5.00%, 06/15/2026	1,305	1,507,021

		28,148,111

Virginia–0.6%
County of Loudoun VA Series 2020-A 5.00%, 12/01/2021	4,230	4,262,721
Series 2020-B 5.00%, 12/01/2024	3,300	3,787,717
Fairfax County Economic Development Authority (County of Fairfax VA Lease) Series 2020 5.00%, 08/01/2022–08/01/2033	8,040	9,848,299
Hampton Roads Transportation Accountability Commission Series 2020-A 5.00%, 07/01/2039	4,745	6,062,482
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015-A 5.00%, 02/01/2023	4,435	4,718,217
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2029–01/01/2035	10,720	13,081,530

		41,760,966

Washington–2.9%
City of Seattle WA Municipal Light & Power Revenue Series 2012-A 4.00%, 06/01/2036 (Pre-refunded/ETM)	6,225	6,383,469
Series 2016-B 5.00%, 04/01/2026	4,300	5,145,580
Series 2021-A 4.00%, 07/01/2033–07/01/2035	11,140	13,677,434
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2022	1,100	1,143,971

36	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
County of King WA Series 2015 5.00%, 07/01/2023	$2,485	$2,693,103
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/2022	2,710	2,861,562
Port of Seattle WA Series 2015-C 5.00%, 04/01/2022–04/01/2023	3,195	3,348,579
Series 2018-A 5.00%, 05/01/2025	8,320	9,594,329
Series 2018-B 5.00%, 05/01/2025	4,695	5,414,107
Series 2019 5.00%, 04/01/2032–04/01/2033	2,500	3,105,271
Series 2021 4.00%, 08/01/2040	5,750	6,712,494
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/2021	3,600	3,627,906
State of Washington Series 2012-R 5.00%, 07/01/2024	6,765	7,005,708
Series 2015-2 5.00%, 07/01/2023	9,895	10,725,457
Series 2015-A1 5.00%, 08/01/2023	8,010	8,713,781
Series 2020 5.00%, 07/01/2026	1,170	1,410,575
State of Washington (State of Washington COP) Series 2015-C 5.00%, 07/01/2022–01/01/2023	8,805	9,182,265
State of Washington (State of Washington Fed Hwy Grant) Series 2012-F 5.00%, 09/01/2023	17,550	18,307,572
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015-B 5.00%, 08/15/2028–08/15/2030	31,550	36,777,874
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025–08/15/2030	15,880	18,792,531

Principal Amount (000)		U.S. $ Value
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	$10,600	$12,407,880
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	4,977	5,743,285
Series 2021-1, Class X 0.725%, 12/20/2035(f)	3,285	201,333
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	3,505	3,507,682

		196,483,748

West Virginia–0.3%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	16,125	16,732,432

Wisconsin–2.5%
State of Wisconsin Series 2019-A 5.00%, 05/01/2025–05/01/2029	45,000	54,634,612
Series 2021-1 5.00%, 05/01/2026–05/01/2031	14,150	17,808,797
Series 2021-2 5.00%, 05/01/2024–05/01/2025	29,485	33,581,382
UMA Education, Inc. Series 2019 5.00%, 10/01/2022–10/01/2029(a)	16,760	19,535,535
Wisconsin Center District AGM Series 2020-C Zero Coupon, 12/15/2028–12/15/2034	8,515	6,802,748
Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran Obligated Group) Series 2021 4.00%, 10/15/2034–10/15/2035	3,500	4,210,623
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	2,445	2,445,497
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2040	3,750	4,482,798

Schedule of Investments—Diversified Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	$1,000	$1,088,668
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 3.00%, 04/01/2025(a)	355	366,259
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2035–02/01/2040	11,470	13,257,389
Series 2022 5.00%, 02/01/2031–02/01/2032(b)	5,920	7,417,291
WPPI Energy Series 2014-A 5.00%, 07/01/2029	1,000	1,123,594

		166,755,193

Total Long-Term Municipal Bonds (cost $5,608,197,018)		5,893,653,129

Short-Term Municipal Notes–10.2%
California–0.0%
City & County of San Francisco CA (Related/Mariposa Development Co. LP) Series 2017-B1 0.05%, 07/01/2057(g)	2,855	2,855,000
County of San Bernardino CA (WLP Evergreen Apartments LLC) Series 1999 0.05%, 05/15/2029(g)	400	400,000

		3,255,000

Colorado–0.2%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 0.06%, 12/01/2052(g)	15,000	15,000,000

District of Columbia–0.2%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 0.06%, 11/01/2045(g)	6,405	6,405,000
District of Columbia (Georgetown University (The)) Series 2016 0.05%, 04/01/2041(g)	3,530	3,530,000

Principal Amount (000)		U.S. $ Value
District of Columbia (MedStar Health Obligated Group) Series 2012-A 0.05%, 08/15/2038(g)	$2,245	$2,245,000

		12,180,000

Florida–1.3%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 0.06%, 07/01/2032(g)	3,520	3,520,000
Florida Gulf Coast University Financing Corp. Series 2009-A 0.06%, 02/01/2039(g)	1,660	1,660,000
Florida Keys Aqueduct Authority Series 2013 0.05%, 09/01/2035(g)	1,100	1,100,000
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 0.07%, 06/01/2048(g)	7,250	7,250,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017-C 0.05%, 01/01/2039(g)	8,685	8,685,000
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019-E 0.04%, 10/01/2026(g)	2,700	2,700,000
School Board of Miami-Dade County (The) Series 2021 2.50%, 02/23/2022(b)	58,800	59,311,907

		84,226,907

Hawaii–0.1%
Hawaii Housing Finance & Development Corp. (Ho’olehua Housing LP) Series 2008 0.05%, 12/01/2041(g)	3,640	3,640,000

Illinois–0.5%
Illinois Development Finance Authority (American College of Surgeons) Series 1996 0.05%, 08/01/2026(g)	836	836,000
Illinois Educational Facilities Authority (Lincoln Park Society (The)) Series 1999 0.08%, 01/01/2029(g)	100	100,000

38	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 0.07%, 08/01/2035(g)	$995	$995,000
Illinois Finance Authority (North Park University) Series 2016 0.04%, 07/01/2035(g)	10,550	10,550,000
Illinois Housing Development Authority (Steadfast Foxview LP) Series 2008 0.06%, 01/01/2041(g)	14,500	14,500,000
Village of Brookfield IL (Chicago Zoological Society (The)) Series 2008 0.05%, 06/01/2038(g)	6,165	6,165,000

		33,146,000

Indiana–0.1%
City of Indianapolis IN (Foundation for Affordable Rental Housing, Inc.) Series 2008 0.05%, 05/15/2038(g)	4,550	4,550,000

Iowa–0.5%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 0.04%, 12/01/2041(g)	26,080	26,080,000
0.05%, 11/15/2041(g)	9,135	9,135,000

		35,215,000

Kentucky–0.2%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-A 0.06%, 10/01/2039(g)	13,450	13,450,000

Louisiana–0.6%
Louisiana Offshore Terminal Authority (Loop LLC) Series 2013 0.07%, 09/01/2033(g)	20,450	20,450,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 0.07%, 07/01/2047(g)	14,975	14,975,000
Louisiana Public Facilities Authority (Coca-Cola Bottling Co. United-Gulf Coast LLC) Series 2013 0.04%, 04/02/2023(g)	2,265	2,265,000

		37,690,000

Principal Amount (000)		U.S. $ Value
Maryland–0.3%
Maryland Health & Higher Educational Facilities Authority Series 2014-B 0.04%, 04/01/2035(g)	$1,925	$1,925,000
Maryland Health & Higher Educational Facilities Authority (Luminis Health Obligated Group) Series 2011 0.06%, 07/01/2043(g)	8,875	8,875,000
Maryland Health & Higher Educational Facilities Authority (University of Maryland Medical System Obligated Group) Series 2007 0.04%, 07/01/2034(g)	6,110	6,110,000
Montgomery County Housing Opportunities Commission Series 2011-A 0.06%, 01/01/2049(g)	1,875	1,875,000

		18,785,000

Massachusetts–0.0%
Massachusetts Health & Educational Facilities Authority (Partners Healthcare System, Inc.) Series 2011 0.05%, 07/01/2040(g)	490	490,000

Michigan–0.4%
Grand Valley State University Series 2019-B 0.06%, 12/01/2031(g)	18,590	18,590,000
Lakeview School District/MI Series 2019-B 0.06%, 05/01/2032(g)	5,625	5,625,000
Michigan Strategic Fund (Wedgwood Christian Services) Series 2008
0.08%, 12/01/2038(g)	1,830	1,830,000

		26,045,000

Minnesota–0.5%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018 0.05%, 11/15/2048(g)	4,805	4,805,000
City of Minneapolis MN (One Ten Grant LP) Series 1989 0.05%, 09/01/2026(g)	9,315	9,315,000
City of Minneapolis MN (Seven Corners Community Housing Corp.) Series 2001 0.06%, 11/01/2031(g)	1,525	1,525,000

Schedule of Investments—Diversified Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 0.05%, 11/15/2034(g)	$15,625	$15,625,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009-C 0.05%, 11/15/2035(g)	2,400	2,400,000

		33,670,000

Nevada–0.4%
County of Clark Department of Aviation Series 2008-D 0.06%, 07/01/2029(g)	27,070	27,070,000
Series 2014-D 0.05%, 07/01/2040(g)	1,050	1,050,000

		28,120,000

New Jersey–0.3%
New Jersey Health Care Facilities Financing Authority Series 2017 0.05%, 07/01/2035(g)	2,995	2,995,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-B 0.05%, 07/01/2036(g)	3,675	3,675,000
Series 2008-C 0.05%, 07/01/2036(g)	16,630	16,630,000

		23,300,000

New York–1.2%
City of New York NY Series 2016 0.06%, 08/01/2044(g)	12,375	12,375,000
Series 2019-I 0.06%, 03/01/2044(g)	5,950	5,950,000
County of Clark Department of Aviation Series 2014-D 0.05%, 07/01/2040(g)	9,960	9,960,000
New York City Housing Development Corp. Series 2008 0.04%, 04/15/2035(g)	300	300,000
New York City Housing Development Corp. (2 Gold LLC) Series 2008-A 0.05%, 04/15/2036(g)	32,500	32,500,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 0.06%, 05/01/2044(g)	21,910	21,910,000

		82,995,000

Principal Amount (000)		U.S. $ Value
North Carolina–0.0%
Durham County Industrial Facilities & Pollution Control Financing Authority (Research Triangle Institute) Series 2012 0.07%, 09/01/2037(g)	$780	$780,000

Ohio–0.1%
Columbus Regional Airport Authority Series 2006 0.05%, 12/01/2036(g)	7,790	7,790,000

Oregon–0.5%
Clackamas County Hospital Facility Authority (Legacy Health Obligated Group) Series 2008-A 0.03%, 06/01/2037(g)	14,825	14,825,000
Series 2008-B 0.03%, 06/01/2037(g)	20,515	20,515,000

		35,340,000

Pennsylvania–0.3%
Emmaus General Authority Series 2008-D 0.04%, 03/01/2024(g)	1,300	1,300,000
Series 2008-E 0.04%, 03/01/2024(g)	2,000	2,000,000
Series 2008-E20 0.04%, 03/01/2024(g)	1,100	1,100,000
Haverford Township School District Series 2009 0.05%, 03/01/2030(g)	2,425	2,425,000
Pennsylvania Turnpike Commission Series 2019 0.05%, 12/01/2038(g)	700	700,000
Philadelphia Gas Works Co. Series 2020-D
0.05%, 08/01/2031(g)	10,950	10,950,000

		18,475,000

Rhode Island–0.1%
Rhode Island Health and Educational Building Corp. (Rhode Island School of Design) Series 2008-A 0.04%, 08/15/2034(g)	3,345	3,345,000
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 0.04%, 11/15/2038(g)	2,550	2,550,000

		5,895,000

South Carolina–0.6%
South Carolina Association of Governmental Organizations (South Carolina Association of Governmental Organizations COP) Series 2021-B 3.00%, 03/01/2022	38,690	39,156,245

40	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Tennessee–0.2%
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2022	$4,025	$4,152,794
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018-B 0.04%, 07/01/2045(g)	3,150	3,150,000
Loudon Industrial Development Board (Tate & Lyle Ingredients Americas LLC) Series 1991 0.06%, 06/01/2023(g)	3,400	3,400,000

		10,702,794

Texas–0.8%
City of Houston TX Series 2021 2.00%, 06/30/2022	13,900	14,092,350
City of Houston TX Combined Utility System Revenue Series 2013 0.05%, 05/15/2034(g)	6,165	6,165,000
Series 2016 0.05%, 05/15/2034(g)	29,070	29,070,000
Dallas Performing Arts Cultural Facilities Corp. (Dallas Center for the Performing Arts Foundation, Inc.) Series 2013 0.07%, 09/01/2041(g)	4,090	4,090,000
Tarrant County Housing Finance Corp. (One Oaklake VIII LLC) Series 2003
0.07%, 02/15/2036(g)	270	270,000

		53,687,350

Vermont–0.0%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2008 0.06%, 12/01/2030(g)	900	900,000

Virginia–0.2%
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) Series 2004 0.05%, 06/01/2034(g)	3,000	3,000,000
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 0.05%, 07/01/2052(g)	11,680	11,680,000

		14,680,000

Principal Amount (000)		U.S. $ Value
Washington–0.6%
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) Series 2009 0.05%, 12/15/2044(g)	$3,025	$3,025,000
Washington State Housing Finance Commission (Evergreen School (The)) Series 2002 0.06%, 07/01/2028(g)	1,400	1,400,000
Washington State Housing Finance Commission (Panorama/United States) Series 2008 0.05%, 04/01/2043(g)	2,400	2,400,000
Washington State Housing Finance Commission (Redmond Ridge Apartments LLC) Series 2017 0.05%, 11/01/2047(g)	9,440	9,440,000
Washington State Housing Finance Commission (Traditions at South Hill LLC) Series 2014 0.05%, 08/01/2044(g)	6,485	6,485,000
Washington State Housing Finance Commission (Vintage at Urban Center LLC) Series 2015 0.05%, 07/01/2047(g)	15,740	15,740,000
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2018
0.06%, 06/01/2034(g)	690	690,000

		39,180,000

Total Short-Term Municipal Notes (cost $682,365,934)		682,344,296

Total Municipal Obligations (cost $6,290,562,952)		6,575,997,425

CORPORATES-INVESTMENT GRADE–1.1%

Industrial–1.1%
Capital Goods–0.2%
Caterpillar Financial Services Corp. 0.32% (SOFR + 0.27%), 09/13/2024(c)	10,000	10,009,800
John Deere Capital Corp. 0.17% (SOFR + 0.12%), 07/10/2023(c)	5,000	5,005,750

		15,015,550

Schedule of Investments—Diversified Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value
Consumer Non-Cyclical–0.5%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	$5,835	$5,697,410
1.777%, 11/15/2030	5,000	4,895,900
Sutter Health Series 20A 3.161%, 08/15/2040	4,000	4,146,440
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	10,000	9,831,200
CommonSpirit Health 1.547%, 10/01/2025	4,513	4,534,843

		29,105,793

Services–0.4%
Novant Health, Inc. 2.637%, 11/01/2036	19,100	19,326,717
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	7,000	6,942,320

		26,269,037

Total Corporates–Investment Grade (cost $70,326,213)		70,390,380

CORPORATES-NON-INVESTMENT GRADE–0.3%

Industrial–0.3%
Communications-Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	7,730	7,680,760

Consumer Non-Cyclical–0.1%
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029	6,500	6,497,569

Transportation-Airlines–0.1%
United Airlines, Inc. 4.375%, 04/15/2026(a)	5,000	5,140,550
4.625%, 04/15/2029(a)	2,300	2,377,671

		7,518,221

Total Corporates–Non-Investment Grade (cost $21,527,575)		21,696,550

COLLATERALIZED MORTGAGE OBLIGATIONS–0.2%
Risk Share Floating Rate–0.2%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)	813	851,868
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2023(c)	293	301,278

Principal Amount (000)		U.S. $ Value
Series 2014-DN3, Class M3 4.086% (LIBOR 1 Month + 4.00%), 08/25/2024(c)	$82	$83,639
Series 2015-DNA1, Class M3 3.386% (LIBOR 1 Month + 3.30%), 10/25/2027(c)	474	483,136
Series 2015-DNA2, Class M3 3.986% (LIBOR 1 Month + 3.90%), 12/25/2027(c)	191	193,410
Series 2015-DNA3, Class M3 4.786% (LIBOR 1 Month + 4.70%), 04/25/2028(c)	177	182,957
Series 2016-DNA1, Class M3 5.634% (LIBOR 1 Month + 5.55%), 07/25/2028(c)	717	752,226
Series 2016-DNA4, Class M3 3.886% (LIBOR 1 Month + 3.80%), 03/25/2029(c)	1,415	1,463,749
Series 2017-DNA2, Class M2 3.536% (LIBOR 1 Month + 3.45%), 10/25/2029(c)	550	570,059
Series 2017-DNA3, Class M2 2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(c)	911	934,310
Series 2019-DNA1, Class M2 2.736% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(c)	1,461	1,483,497
Series 2019-DNA3, Class M2 2.136% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)	708	715,993
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 2.986% (LIBOR 1 Month + 2.90%), 07/25/2024(c)	601	612,850
Series 2014-C04, Class 1M2 4.986% (LIBOR 1 Month + 4.90%), 11/25/2024(c)	226	234,764
Series 2015-C02, Class 1M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(c)	441	449,096
Series 2016-C01, Class 1M2 6.836% (LIBOR 1 Month + 6.75%), 08/25/2028(c)	685	724,067
Series 2016-C03, Class 1M2 5.386% (LIBOR 1 Month + 5.30%), 10/25/2028(c)	265	278,721
Series 2016-C04, Class 1M2 4.336% (LIBOR 1 Month + 4.25%), 01/25/2029(c)	159	164,630
Series 2016-C05, Class 2M2 4.536% (LIBOR 1 Month + 4.45%), 01/25/2029(c)	658	682,532
Series 2017-C01, Class 1M2 3.636% (LIBOR 1 Month + 3.55%), 07/25/2029(c)	447	460,414

42	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2017-C02, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(c)	$1,696	$1,754,406
Series 2017-C03, Class 1M2 3.086% (LIBOR 1 Month + 3.00%), 10/25/2029(c)	1,315	1,351,972
Series 2017-C06, Class 1M2 2.736% (LIBOR 1 Month + 2.65%), 02/25/2030(c)	574	584,171
Series 2017-C06, Class 2M2 2.886% (LIBOR 1 Month + 2.80%), 02/25/2030(c)	294	301,052
STACR Trust Series 2018-DNA3, Class M2 2.186% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(c)	530	537,957

Total Collateralized Mortgage Obligations (cost $14,672,275)		16,152,754

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.1%
Agency CMBS–0.1%
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	1,996	2,034,985

Principal Amount (000)		U.S. $ Value
Series 2021-ML10, Class AUS 2.032%, 01/25/2038	$4,988	$5,100,496

Total Commercial Mortgage-Backed Securities (cost $7,259,499)		7,135,481

SHORT-TERM INVESTMENTS–0.4%
Commercial Paper–0.4%
City of San Antonio TX Series 2021-A 0.14%, 10/19/2021 (cost $30,000,000)	30,000	30,000,936

Total Investments—100.0% (cost $6,434,348,514)		6,721,373,526

Other assets less liabilities—0.0%		(625,056)

Net Assets—100.0%		$6,720,748,470

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	25,420	01/15/2025	2.565%	CPI#	Maturity	$953,240	$—	$953,240
USD	12,710	01/15/2025	2.585%	CPI#	Maturity	465,845	—	465,845
USD	12,710	01/15/2025	2.613%	CPI#	Maturity	451,020	—	451,020
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	11,972,447	—	11,972,447
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	15,388,596	—	15,388,596
USD	16,275	01/15/2030	1.572%	CPI#	Maturity	2,085,604	—	2,085,604
USD	16,275	01/15/2030	1.587%	CPI#	Maturity	2,060,202	—	2,060,202
USD	23,500	01/15/2031	2.782%	CPI#	Maturity	228,313	—	228,313
USD	22,000	01/15/2031	2.680%	CPI#	Maturity	467,515	—	467,515
USD	18,500	04/15/2032	CPI#	2.748%	Maturity	(87,148)	—	(87,148)
USD	11,250	04/15/2032	CPI#	2.722%	Maturity	(90,239)	—	(90,239)
USD	19,500	02/15/2041	CPI#	2.282%	Maturity	(1,430,142)	—	(1,430,142)
USD	8,080	02/15/2041	CPI#	2.553%	Maturity	(85,297)	—	(85,297)
USD	7,691	02/15/2041	CPI#	2.500%	Maturity	(177,545)	—	(177,545)
USD	7,569	02/15/2041	CPI#	2.505%	Maturity	(165,823)	—	(165,823)

						$32,036,588	$—	$32,036,588

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—Diversified Municipal Portfolio	43

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	75,000	01/15/2028	1.092%	3 Month LIBOR	Semi-Annual/Quarterly	$656,316	$—	$656,316
USD	70,000	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/Quarterly	94,117	—	94,117
USD	41,680	02/15/2029	0.597%	3 Month LIBOR	Semi-Annual/Quarterly	2,312,397	—	2,312,397
USD	81,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/Quarterly	1,907,889	—	1,907,889
USD	70,250	01/15/2031	1.241%	3 Month LIBOR	Semi-Annual/Quarterly	1,686,196	—	1,686,196
USD	45,000	01/15/2031	1.323%	3 Month LIBOR	Semi-Annual/Quarterly	703,456	—	703,456
USD	50,000	02/15/2036	3 Month LIBOR	1.576%	Quarterly/Semi-Annual	(1,015,269)	—	(1,015,269)
USD	31,000	02/15/2036	3 Month LIBOR	1.692%	Quarterly/Semi-Annual	(208,560)	—	(208,560)
USD	28,000	02/15/2036	3 Month LIBOR	1.600%	Quarterly/Semi-Annual	(524,872)	—	(524,872)

						$5,611,670	$—	$5,611,670

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	505	$(143,420)	$(48,351)	$(95,069)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,677	(476,269)	(207,147)	(269,122)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	112	(31,808)	(13,417)	(18,391)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	277	(78,668)	(26,766)	(51,902)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,414	(969,576)	(406,258)	(563,318)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,451	(980,085)	(333,870)	(646,215)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	5,192	(1,474,528)	(489,403)	(985,125)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	647	(183,748)	(79,585)	(104,163)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4,500	(1,278,000)	(411,715)	(866,285)

						$(5,616,102)	$(2,016,512)	$(3,599,590)

* Termination date

44	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.120%	SIFMA*	Quarterly	$(420,351)	$—	$(420,351)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA*	Quarterly	(445,408)	—	(445,408)

							$(865,759)	$—	$(865,759)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $222,367,183 or 3.3% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.
(d)	Non-income producing security.
(e)	Defaulted matured security.
(f)	IO—Interest Only.
(g)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.0% and 0.0%, respectively.

Glossary:

ACA—ACA Financial Guaranty Corporation

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CIFG—CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

NATL—National Interstate Corporation

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—Diversified Municipal Portfolio	45

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2021

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.6%

Long-Term Municipal Bonds–93.2%
New York–77.0%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2021–12/15/2026	$5,085	$5,686,434
Battery Park City Authority Series 2013-A 5.00%, 11/01/2022	4,325	4,549,687
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group)
AGM Series 2020 3.00%, 04/01/2035–04/01/2037	5,720	6,118,654
4.00%, 04/01/2034–04/01/2040	5,025	5,833,096
5.00%, 04/01/2030–04/01/2033	4,000	5,126,246
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2022–07/01/2023	2,000	2,110,461
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2036–06/01/2041(a)	925	1,051,068
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023–11/01/2025	3,335	3,649,165
5.25%, 11/01/2029	1,900	2,092,208
Build NYC Resource Corp. (NEW World Preparatory Charter School)
Series 2021 4.00%, 06/15/2041	525	574,424
City of New York NY Series 2011-A 5.00%, 08/01/2026	10,315	10,352,651
Series 2011-D1 5.00%, 10/01/2024	2,860	2,870,461
Series 2011-E3 5.00%, 08/01/2023	6,855	6,879,675
Series 2012-I 5.00%, 08/01/2022	2,320	2,412,738
Series 2017-1 5.00%, 08/01/2025	1,130	1,324,493
Series 2017-C 5.00%, 08/01/2023–08/01/2024	2,335	2,595,292

Principal Amount (000)		U.S. $ Value
Series 2018-A 5.00%, 08/01/2026	$7,690	$9,289,798
Series 2018-D 5.00%, 12/01/2038	9,665	11,996,200
Series 2019-B 5.00%, 10/01/2032	4,205	5,376,274
Series 2019-H 5.00%, 01/01/2032	5,615	7,053,131
Series 2020-A 5.00%, 08/01/2028	1,660	2,104,059
Series 2020-B
5.00%, 11/01/2027–11/01/2028	10,000	12,630,915
Series 2020-C 5.00%, 08/01/2034–08/01/2038	13,710	17,565,128
Series 2020-I 5.00%, 04/01/2029	1,350	1,730,977
Series 2021-D 1.216%, 08/01/2026	6,000	6,008,242
1.396%, 08/01/2027	5,000	4,980,300
1.623%, 08/01/2028	4,000	3,991,712
County of Albany NY Series 2020-C 5.00%, 11/01/2021–11/01/2023	5,655	5,911,417
County of Monroe NY Series 2015 5.00%, 06/01/2022	4,325	4,462,319
BAM Series 2015 5.00%, 06/01/2022	1,540	1,588,895
County of Nassau NY Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	10,190	11,372,586
Series 2017-C 5.00%, 10/01/2026–10/01/2027	22,095	27,025,018
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2040(a)	1,900	2,302,404
Series 2020-B 5.918%, 07/01/2039(a)	5,070	6,075,100
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016-B 5.00%, 07/01/2032	4,890	5,784,609
Erie County Fiscal Stability Authority Series 2011-C 5.00%, 12/01/2023 (Pre-refunded/ETM)	5,925	5,970,849
Hudson Yards Infrastructure Corp. Series 2017-A 5.00%, 02/15/2031–02/15/2032	22,650	27,285,565
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024(b)	1,250	1,217,252

46	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Long Island Power Authority Series 2019-B 1.65%, 09/01/2049	$9,490	$9,760,287
Series 2021-A 4.00%, 09/01/2032	10,940	13,468,584
5.00%, 09/01/2028	1,400	1,778,920
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/2024 (Pre-refunded/ETM)	925	930,149
Series 2011-C 5.00%, 11/15/2024	1,965	1,975,823
Series 2011-D 5.00%, 11/15/2022 (Pre-refunded/ETM)	5,000	5,027,830
5.00%, 11/15/2023 (Pre-refunded/ETM)	4,275	4,298,795
5.00%, 11/15/2025 (Pre-refunded/ETM)	2,500	2,513,915
Series 2016-D 5.00%, 11/15/2027	1,210	1,454,172
Series 2017-B 5.00%, 11/15/2027–11/15/2028	9,020	11,029,315
Series 2017-C 5.00%, 11/15/2027–11/15/2031	57,830	70,190,506
Series 2019-D 5.00%, 09/01/2022	17,480	18,217,013
Series 2019-F 5.00%, 11/15/2022	3,230	3,396,604
Series 2020-A 4.00%, 02/01/2022	24,415	24,707,216
Series 2021 0.464% (SOFR + 0.43%), 11/01/2026(c)	2,500	2,496,852
AGM Series 2021 0.584% (SOFR + 0.55%), 11/01/2032(c)	3,000	3,007,626
0.834% (SOFR + 0.80%), 11/01/2032(c)	3,715	3,759,236
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2024	14,130	14,866,581
Series 2017-A 5.00%, 11/15/2031	2,025	2,449,573
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2024–12/01/2028	1,720	2,100,294
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 4.00%, 01/01/2030	2,825	3,103,367

Principal Amount (000)		U.S. $ Value
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2024	$4,550	$5,096,425
New York City Housing Development Corp. Series 2013-A 5.00%, 07/01/2025	2,000	2,160,535
New York City Municipal Water Finance Authority Series 2014 5.00%, 06/15/2022 (Pre-refunded/ETM)	11,350	11,734,266
Series 2014-D 5.00%, 06/15/2029	3,000	3,373,751
Series 2015-F 5.00%, 06/15/2027–06/15/2028	7,830	9,118,967
Series 2015-G 5.00%, 06/15/2028	11,465	13,331,108
Series 2017 5.00%, 06/15/2038	3,725	4,501,882
Series 2017-E 5.00%, 06/15/2037	1,795	2,171,876
Series 2018-AA 5.00%, 06/15/2024	8,280	9,335,453
Series 2019-D 5.00%, 06/15/2024	1,005	1,062,943
Series 2019-F 5.00%, 06/15/2040	6,190	7,797,773
Series 2020 5.00%, 06/15/2031	9,070	12,210,153
Series 2021-B 4.00%, 06/15/2039	2,000	2,386,477
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2012-S 5.00%, 07/15/2025	7,390	7,668,411
Series 2018-S 5.00%, 07/15/2031–07/15/2032	18,065	22,599,123
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-B 5.00%, 11/01/2023–11/01/2024	10,805	11,364,152
Series 2012-D 5.00%, 11/01/2021–11/01/2023	19,610	20,213,061
Series 2012-E 5.00%, 02/01/2025–02/01/2026	6,600	6,703,577
Series 2014-A 5.00%, 08/01/2027–08/01/2029	6,655	7,511,957
Series 2014-C 5.00%, 11/01/2026	6,345	7,098,239

Schedule of Investments—New York Municipal Portfolio	47

Principal Amount (000)		U.S. $ Value
Series 2014-D1 5.00%, 02/01/2028–02/01/2029	$9,535	$10,557,258
Series 2015-C 5.00%, 11/01/2026	20,000	23,232,916
Series 2016-B 5.00%, 08/01/2031	2,150	2,573,486
Series 2017-F 5.00%, 05/01/2032	1,220	1,483,318
Series 2020 4.00%, 05/01/2037	3,065	3,616,390
5.00%, 11/01/2027	2,580	3,219,222
Series 2021-A 5.00%, 11/01/2023	7,770	8,538,371
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	20,000	20,713,688
2.625%, 09/15/2069	22,240	22,741,298
2.80%, 09/15/2069	6,470	6,575,001
New York State Dormitory Authority Series 2012-D 5.00%, 02/15/2022 (Pre-refunded/ETM)	1,290	1,312,461
5.00%, 02/15/2023 (Pre-refunded/ETM)	865	880,061
5.00%, 02/15/2024 (Pre-refunded/ETM)	815	829,191
5.00%, 02/15/2025 (Pre-refunded/ETM)	880	895,322
Series 2014 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	44,405
Series 2017 5.00%, 02/15/2025 (Pre-refunded/ETM)	2,775	3,199,071
New York State Dormitory Authority (Cornell University) Series 2019 5.00%, 07/01/2036	1,020	1,479,062
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015-A 5.00%, 07/01/2022–07/01/2026	6,415	7,105,367
New York State Dormitory Authority (Multiple School Districts–NY) AGM Series 2020 5.00%, 10/01/2026–10/01/2029	5,185	6,403,176
New York State Dormitory Authority (New York State Sales Tax) Series 2015-A 5.00%, 03/15/2023	2,215	2,369,293
New York State Dormitory Authority (New York University) Series 2015-A 5.00%, 07/01/2023	2,040	2,210,463
Series 2019-A 5.00%, 07/01/2032	2,975	3,819,519

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023–12/01/2026(a)	$4,600	$5,279,719
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2023–07/01/2026	2,000	2,282,675
New York State Dormitory Authority (St. John’s University/NY) Series 2015-A 5.00%, 07/01/2024	1,130	1,272,969
Series 2021-A 4.00%, 07/01/2031	1,400	1,720,568
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017 5.00%, 02/15/2025	1,220	1,409,090
Series 2012 5.00%, 12/15/2021	5,905	5,961,994
Series 2012-B 5.00%, 03/15/2022	3,905	3,990,262
Series 2012-D 5.00%, 02/15/2022–02/15/2025	18,285	18,608,768
Series 2014 5.00%, 02/15/2029	11,385	12,617,035
Series 2014-A 5.00%, 02/15/2028	2,400	2,661,523
Series 2014-C 5.00%, 03/15/2028–03/15/2029	14,485	16,104,915
Series 2015-B 5.00%, 02/15/2023	1,160	1,236,215
Series 2015-E 5.00%, 03/15/2023 (Pre-refunded/ETM)	4,380	4,684,330
Series 2020-A 5.00%, 03/15/2024 (Pre-refunded/ETM)	6,475	7,221,522
Series 2020-D 5.00%, 02/15/2034	9,425	12,000,997
Series 2021 1.187%, 03/15/2026	5,500	5,490,851
Series 2021-A 5.00%, 03/15/2036	3,775	4,873,818
AMBAC INS Series 2005-B 5.50%, 03/15/2023	5,000	5,384,409
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019-B 5.00%, 06/15/2027	445	551,670
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015-D 5.00%, 03/15/2022–09/15/2022	9,320	9,706,343

48	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
New York State Thruway Authority AGM Series 2012-I 5.00%, 01/01/2025 (Pre-refunded/ETM)	$5,155	$5,216,013
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012-A 5.00%, 04/01/2025	18,980	19,429,744
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road)
Series 2014-J 5.00%, 01/01/2026–01/01/2027	33,900	37,415,326
Series 2014-K 5.00%, 01/01/2026–01/01/2028	4,345	4,969,066
Series 2019-M 2.90%, 01/01/2035	8,775	9,247,980
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2040	7,250	8,509,644
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2022–03/15/2028	6,020	6,985,007
Series 2020-A 4.00%, 03/15/2038	4,350	5,093,932
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	2,985	2,990,953
Series 2021 2.25%, 08/01/2026	2,000	2,046,988
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027–01/01/2036	30,935	37,276,172
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 10/31/2034–10/31/2041	2,475	2,854,464
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2027–12/01/2036	5,705	7,095,110
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.25%, 01/01/2050	2,535	2,825,356

Principal Amount (000)		U.S. $ Value
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2023	$965	$1,017,205
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	1,000	1,044,882
Series 2018-B 3.50%, 11/01/2024(a)	3,400	3,533,742
Niagara Falls City School District Series 2016 5.00%, 06/15/2022–06/15/2025	11,580	12,668,544
Port Authority of New York & New Jersey Series 2011-O 5.00%, 10/15/2021	5,215	5,222,543
Series 2013-178 5.00%, 12/01/2023	10,480	11,513,058
Series 2014 5.00%, 09/01/2023–09/01/2027	12,470	13,816,925
Series 2014-1 5.00%, 10/15/2023	3,455	3,777,792
Series 2014-186 5.00%, 10/15/2021–10/15/2022	12,575	12,830,962
Series 2015 5.00%, 10/15/2022–10/15/2026	16,390	18,487,295
Series 2016 5.00%, 10/01/2021	6,655	6,655,000
Series 2017 5.00%, 10/15/2028	6,925	8,387,488
Series 2018-2 5.00%, 09/15/2025–09/15/2027	12,350	14,989,380
Series 2019 5.00%, 11/01/2035–11/01/2036	8,345	10,411,660
Series 2020-2 5.00%, 07/15/2033–07/15/2035	18,290	23,273,132
Series 2021-2 4.00%, 07/15/2036	2,690	3,176,605
5.00%, 10/15/2022–10/15/2023	5,750	6,153,843
Sales Tax Asset Receivable Corp. Series 2014-A 5.00%, 10/15/2025 (Pre-refunded/ETM)	6,075	6,935,728
5.00%, 10/15/2026 (Pre-refunded/ETM)	7,065	8,065,995
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2020 5.00%, 12/01/2029–12/01/2034	1,500	1,756,068
Suffolk Tobacco Asset Securitization Corp. Series 2021 0.45%, 06/01/2031	1,450	1,435,024
4.00%, 06/01/2035–06/01/2050	8,395	9,822,900
5.00%, 06/01/2034	2,275	2,957,520

Schedule of Investments—New York Municipal Portfolio	49

Principal Amount (000)		U.S. $ Value
Town of Oyster Bay NY Series 2018 5.00%, 02/15/2022–02/15/2023	$11,660	$11,953,913
Triborough Bridge & Tunnel Authority Series 2011-A 5.00%, 01/01/2027 (Pre-refunded/ETM)	7,000	7,082,850
5.00%, 01/01/2028 (Pre-refunded/ETM)	5,360	5,423,439
Series 2012-B 5.00%, 11/15/2021–11/15/2023	25,760	26,757,211
Series 2013-A 5.00%, 11/15/2028	5,000	5,363,207
Series 2013-B 5.00%, 11/15/2022	7,525	7,929,888
Series 2021-A 5.00%, 11/01/2025	2,400	2,834,854
Series 2021-B 0.414% (SOFR + 0.38%), 01/01/2032(c)	5,150	5,152,465
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	15,000	17,932,504
Series 2021-A 2.00%, 05/15/2045	9,185	9,577,188
2.511%, 05/15/2035	10,000	10,017,548
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031–09/01/2033	8,395	10,794,382
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	7,175	8,673,008
Series 2020 5.00%, 12/01/2031–12/01/2032	3,800	4,949,400
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2020 4.00%, 12/01/2033	1,140	1,370,097
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2022–06/01/2023	2,000	2,104,120
Utility Debt Securitization Authority Series 2013-T 5.00%, 06/15/2026–12/15/2029	34,825	38,433,726

		1,386,019,148

Alabama–1.0%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 12/01/2048	5,935	6,344,828

Principal Amount (000)		U.S. $ Value
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	$10,000	$10,782,560
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	1,301	1,397,203

		18,524,591

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	1,055	1,292,490

Arizona–0.0%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-B 4.00%, 10/01/2023(a)	245	245,086

California–0.1%
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036	2,130	2,157,210

Colorado–1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	2,425	2,565,761
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031–08/01/2034	15,295	19,214,048
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	160	196,862

		21,976,671

Connecticut–1.6%
State of Connecticut Series 2018-B 5.00%, 04/15/2025	14,565	16,921,704
Series 2018-C 5.00%, 06/15/2027	4,690	5,805,357
Series 2018-F 5.00%, 09/15/2027	4,025	5,013,961

		27,741,022

Florida–0.1%
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030–10/01/2034	410	311,557

50	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2026	$1,000	$1,126,507

		1,438,064

Georgia–0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2031–01/01/2035	2,655	3,257,575

Guam–1.4%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	665	670,165
3.189%, 10/01/2029	550	554,267
3.339%, 10/01/2030	450	455,514
Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028–07/01/2031	4,250	4,991,585
Guam Power Authority Series 2017-A 5.00%, 10/01/2025–10/01/2027	5,435	6,306,257
Territory of Guam Series 2019 5.00%, 11/15/2031	290	334,558
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029–12/01/2032	2,545	2,973,753
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2030(d)	1,000	1,249,664
Series 2015-D 5.00%, 11/15/2023–11/15/2031	7,150	8,097,849

		25,633,612

Illinois–3.3%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	8,160	8,923,740
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022–09/01/2034	1,580	1,901,435
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 12/15/2028	5,090	5,257,204
Series 2017-B 5.00%, 12/15/2028	2,000	2,445,161
State of Illinois Series 2012 5.00%, 08/01/2023–08/01/2025	10,490	11,032,971

Principal Amount (000)		U.S. $ Value
Series 2013 5.50%, 07/01/2025	$7,435	$8,066,553
Series 2017-A 5.00%, 12/01/2024	2,075	2,356,352
Series 2017-D 5.00%, 11/01/2023–11/01/2024	13,005	14,433,411
Series 2018-A 5.00%, 10/01/2024	2,910	3,286,290
Series 2018-B 5.00%, 05/01/2024	1,405	1,563,870
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(e)(f)	1,307	26,140

		59,293,127

Iowa–0.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2019 3.125%, 12/01/2022	1,760	1,786,994

Kentucky–0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026–02/01/2031	1,210	1,471,102
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033–08/01/2035	3,190	3,992,614

		5,463,716

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	240	272,342
6.10%, 06/01/2038–12/01/2040(a)	805	1,046,823

		1,319,165

Michigan–1.3%
City of Detroit MI Series 2018 5.00%, 04/01/2029–04/01/2032	1,255	1,480,125
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012-A 5.00%, 07/01/2022	3,055	3,161,834
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2029–06/30/2032	14,290	17,722,085

		22,364,044

Schedule of Investments—New York Municipal Portfolio	51

Principal Amount (000)		U.S. $ Value
Missouri–0.0%
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025–03/01/2027	$395	$446,645

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	580	589,084
2.75%, 06/15/2028(a)	715	738,830

		1,327,914

New Jersey–2.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2028	1,445	1,536,103
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024–06/15/2027	10,000	11,555,646
Series 2018-A 5.00%, 06/15/2028	11,680	13,813,547
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2030	3,350	4,174,688
Series 2019-B 5.00%, 06/15/2030–06/15/2034	3,860	4,797,038
Series 2019-BB1 5.00%, 06/15/2034	2,900	3,591,702
AMBAC INS Series 2005-B 5.25%, 12/15/2023	4,700	5,205,646

		44,674,370

Ohio–0.1%
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	1,650	1,679,015

Oklahoma–0.0%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022	250	257,280

Principal Amount (000)		U.S. $ Value
Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2023–07/01/2024	$3,775	$4,102,930

Puerto Rico–0.4%
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,390	1,535,124
Puerto Rico Highway & Transportation Authority AGC Series 2007-N 5.25%, 07/01/2034–07/01/2036	3,095	3,361,022
AGM Series 2007-C 5.50%, 07/01/2031	1,000	1,124,486
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,822	1,739,358

		7,759,990

South Carolina–0.3%
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2038	2,125	2,537,332
5.00%, 12/01/2040	2,500	3,230,242

		5,767,574

Tennessee–0.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031–08/01/2034	3,500	4,398,739
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	4,690	5,286,020

		9,684,759

Texas–0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	1,750	2,075,020
Mission Economic Development Corp. (Natgasoline LLC)
Series 2018 4.625%, 10/01/2031(a)	4,540	4,774,524

		6,849,544

52	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

Principal Amount (000)		U.S. $ Value
Washington–0.6%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032–08/01/2034	$7,280	$9,132,078
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	995	1,148,657
Series 2021-1, Class X 0.725%, 12/20/2035(g)	995	61,010

		10,341,745

Wisconsin–0.3%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022–10/01/2029(a)	4,810	5,602,797

Total Long-Term Municipal Bonds (cost $1,607,604,909)		1,677,007,078

Short-Term Municipal Notes–5.4%
New York–5.4%
Build NYC Resource Corp. (Asia Society (The)) Series 2015 0.05%, 04/01/2045(h)	1,775	1,775,000
City of New York NY Series 2008-L 0.08%, 04/01/2038(h)	530	530,000
Series 2009-B 0.06%, 09/01/2027(h)	5,850	5,850,000
Series 2016 0.06%, 08/01/2044(h)	8,995	8,995,000
Dutchess County Industrial Development Agency (Marist College) Series 2008 0.06%, 07/01/2038(h)	1,295	1,295,000
Evans-Brant Central School District Series 2021-C 1.50%, 06/24/2022	10,000	10,100,276
New York City Health and Hospitals Corp. Series 2008-B 0.04%, 02/15/2031(h)	5,660	5,660,000
Series 2008-E 0.06%, 02/15/2026(h)	3,140	3,140,000
New York City Health and Hospitals Corp. (HHC Capital Corp.) Series 2008-C 0.06%, 02/15/2031(h)	2,000	2,000,000
New York City Housing Development Corp. Series 2008 0.04%, 04/15/2035(h)	4,300	4,300,000

Principal Amount (000)		U.S. $ Value
New York City Housing Development Corp. (201 Pearl LLC) Series 2006-A 0.05%, 10/15/2041(h)	$8,800	$8,800,000
New York City Housing Development Corp. (Queenswood Apartments LP) Series 2001-A 0.04%, 04/01/2031(h)	1,300	1,300,000
New York City Municipal Water Finance Authority Series 2015-F 0.08%, 06/15/2035(h)	3,195	3,195,000
New York State Dormitory Authority (Royal Charter Properties-East, Inc.) Series 2008 0.04%, 11/15/2036(h)	2,390	2,390,000
New York State Housing Finance Agency Series 2006 0.05%, 11/15/2036(h)	6,400	6,400,000
New York State Housing Finance Agency (42nd and 10th Associates LLC) Series 2012
0.05%, 11/01/2041(h)	1,835	1,835,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 0.06%, 05/01/2044(h)	3,140	3,140,000
New York State Housing Finance Agency (Liberty Street Realty LLC) Series 2005 0.04%, 05/01/2035(h)	2,200	2,200,000
New York State Housing Finance Agency (River Terrace Associates LLC) Series 2004 0.05%, 05/15/2034(h)	5,500	5,500,000
New York State Urban Development Corp. Series 2008-A 0.06%, 01/01/2030(h)	5,870	5,870,000
Triborough Bridge & Tunnel Authority Series 2018-2 0.08%, 01/01/2031(h)	150	150,000
Series 2018-C 0.08%, 01/01/2032(h)	8,210	8,210,000
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) Series 2009 0.05%, 07/01/2032(h)	2,955	2,955,000

Schedule of Investments—New York Municipal Portfolio	53

Principal Amount (000)		U.S. $ Value
Wappingers Central School District Series 2021 2.00%, 08/11/2022	$2,210	$2,245,241

Total Short-Term Municipal Notes (cost $97,837,383)		97,835,517

Total Municipal Obligations (cost $1,705,442,292)		1,774,842,595

COLLATERALIZED MORTGAGE OBLIGATIONS–0.3%
Risk Share Floating Rate–0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2023(c)	165	169,584
Series 2014-DN3, Class M3 4.086% (LIBOR 1 Month + 4.00%), 08/25/2024(c)	162	166,084
Series 2016-DNA1, Class M3 5.634% (LIBOR 1 Month + 5.55%), 07/25/2028(c)	162	169,420
Series 2016-HQA2, Class M3 5.236% (LIBOR 1 Month + 5.15%), 11/25/2028(c)	241	248,934
Series 2017-DNA2, Class M2 3.536% (LIBOR 1 Month + 3.45%), 10/25/2029(c)	320	331,671
Series 2017-DNA3, Class M2 2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(c)	500	512,794
Series 2019-DNA3, Class M2 2.136% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)	163	164,522
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 2.986% (LIBOR 1 Month + 2.90%), 07/25/2024(c)	173	176,656

Principal Amount (000)		U.S. $ Value
Series 2015-C02, Class 1M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(c)	$158	$161,214
Series 2016-C01, Class 1M2 6.836% (LIBOR 1 Month + 6.75%), 08/25/2028(c)	421	445,227
Series 2016-C02, Class 1M2 6.086% (LIBOR 1 Month + 6.00%), 09/25/2028(c)	112	116,767
Series 2016-C03, Class 1M2 5.386% (LIBOR 1 Month + 5.30%), 10/25/2028(c)	154	162,047
Series 2017-C01, Class 1M2 3.636% (LIBOR 1 Month + 3.55%), 07/25/2029(c)	962	990,587
Series 2017-C02, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(c)	871	900,880
Series 2017-C03, Class 1M2 3.086% (LIBOR 1 Month + 3.00%), 10/25/2029(c)	221	226,689
Series 2017-C05, Class 1M2 2.286% (LIBOR 1 Month + 2.20%), 01/25/2030(c)	164	167,585
Series 2017-C06, Class 2M2 2.886% (LIBOR 1 Month + 2.80%), 02/25/2030(c)	151	154,862

Total Collateralized Mortgage Obligations (cost $4,957,219)		5,265,523

GOVERNMENTS-TREASURIES–0.1%
United States–0.1%
U.S. Treasury Notes 2.625%, 02/15/2029(i) (cost $2,500,423)	2,377	2,590,187

Total Investments—99.0% (cost $1,712,899,934)		1,782,698,305

Other assets less liabilities—1.0%		17,148,497

Net Assets—100.0%		$1,799,846,802

54	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	7,130	01/15/2025	2.565%	CPI#	Maturity	$267,372	$—	$267,372
USD	3,565	01/15/2025	2.585%	CPI#	Maturity	130,664	—	130,664
USD	3,565	01/15/2025	2.613%	CPI#	Maturity	126,506	—	126,506
USD	27,600	01/15/2028	1.230%	CPI#	Maturity	3,772,571	—	3,772,571
USD	23,260	01/15/2028	0.735%	CPI#	Maturity	4,102,920	—	4,102,920
USD	4,375	01/15/2030	1.572%	CPI#	Maturity	560,646	—	560,646
USD	4,375	01/15/2030	1.587%	CPI#	Maturity	553,818	—	553,818
USD	6,400	01/15/2031	2.782%	CPI#	Maturity	62,179	—	62,179
USD	5,830	01/15/2031	2.680%	CPI#	Maturity	123,892	—	123,892
USD	5,000	04/15/2032	CPI#	2.748%	Maturity	(23,554)	—	(23,554)
USD	3,330	04/15/2032	CPI#	2.722%	Maturity	(26,711)	—	(26,711)
USD	5,500	02/15/2041	CPI#	2.282%	Maturity	(403,373)	—	(403,373)
USD	2,394	02/15/2041	CPI#	2.500%	Maturity	(55,265)	—	(55,265)
USD	2,356	02/15/2041	CPI#	2.505%	Maturity	(51,616)	—	(51,616)
USD	2,300	02/15/2041	CPI#	2.553%	Maturity	(24,280)	—	(24,280)

						$9,115,769	$—	$9,115,769

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	27,770	02/15/2025	3 Month LIBOR	0.426%	Quarterly/Semi-Annual	$(300,325)	$—	$(300,325)
USD	24,250	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/ Quarterly	32,605	—	32,605
USD	19,500	01/15/2028	1.117%	3 Month LIBOR	Semi-Annual/Quarterly	139,592	—	139,592
USD	15,000	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	39,757	—	39,757
USD	19,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/Quarterly	447,529	—	447,529
USD	15,000	01/15/2031	1.241%	3 Month LIBOR	Semi-Annual/Quarterly	360,042	—	360,042
USD	8,000	01/15/2031	1.323%	3 Month LIBOR	Semi-Annual/Quarterly	125,059	—	125,059
USD	15,000	02/15/2036	3 Month LIBOR	1.576%	Quarterly/Semi-Annual	(304,581)	—	(304,581)
USD	8,250	02/15/2036	3 Month LIBOR	1.600%	Quarterly/Semi-Annual	(154,650)	—	(154,650)
USD	2,670	02/15/2041	1.868%	3 Month LIBOR	Semi-Annual/Quarterly	(33,790)	—	(33,790)

						$351,238	$—	$351,238

Schedule of Investments—New York Municipal Portfolio	55

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	169	$(47,996)	$(16,181)	$(31,815)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	560	(159,040)	(69,172)	(89,868)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	37	(10,508)	(4,432)	(6,076)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	93	(26,412)	(8,986)	(17,426)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,142	(324,327)	(135,895)	(188,432)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,151	(326,884)	(111,354)	(215,530)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,734	(492,455)	(163,448)	(329,007)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	216	(61,344)	(26,569)	(34,775)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,503	(426,852)	(137,513)	(289,339)

						$(1,875,818)	$(673,550)	$(1,202,268)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.120%	SIFMA	*	Quarterly	$(124,870)	$—	$(124,870)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA	*	Quarterly	(132,313)	—	(132,313)

								$(257,183)	$—	$(257,183)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

56	Sanford C. Bernstein Fund, Inc.—2021 Annual Report

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $35,410,616 or 2.0% of net assets.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of September 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024	11/13/2014	$1,250,769	$1,217,252	0.07%

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.
(d)	When-Issued or delayed delivery security.
(e)	Defaulted matured security.
(f)	Non-income producing security.
(g)	IO—Interest Only.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.1% and 0.3%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate.

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	57

SCB–MU–1945–0921

SEP     09.30.21

ANNUAL REPORT

AB BOND FUNDS

+	AB INTERMEDIATE DURATION PORTFOLIO
+	AB SHORT DURATION PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We’re pleased to provide this report for the AB Bond Funds: Intermediate Duration and Short Duration Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Onur Erzan

Senior Vice President of the Adviser

abfunds.com	AB BOND FUNDS | 1

ANNUAL REPORT

November 10, 2021

This report provides management’s discussion of fund performance for the AB Bond Funds: Intermediate Duration and Short Duration Portfolios for the annual reporting period ended September 30, 2021.

The investment objective of the Intermediate Duration Portfolio is to provide safety of principal and a moderate to high rate of income that is subject to taxes. The investment objective of the Short Duration Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE DURATION PORTFOLIO

Class A Shares	1.66%	-0.86%

Advisor Class Shares[1]	1.79%	-0.62%

Class Z Shares[1]	1.84%	-0.40%

Bloomberg US Aggregate Bond Index	1.88%	-0.90%

	6 Months	12 Months

AB SHORT DURATION PORTFOLIO

Class A Shares	-0.31%	-0.53%

Class C Shares	-0.39%	-0.79%

ICE BofA 1-3 Year US Treasury Index	0.02%	0.03%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to their benchmarks, the Bloomberg US Aggregate Bond Index for the Intermediate Duration Portfolio, and the Intercontinental Exchange Bank of America (“ICE BofA”) 1-3 Year US Treasury Index for the Short Duration Portfolio, for the six- and 12-month periods ended September 30, 2021.

During the 12-month period, all share classes of the Intermediate Duration Portfolio outperformed the benchmark, before sales charges. Sector allocation was the primary contributor to outperformance relative to the benchmark, mostly from exposures to high-yield corporate bonds and inflation-linked bonds, along with underweights to US Treasuries and US agency mortgages. Security selection also contributed, as gains within investment-grade corporate

2 | AB BOND FUNDS	abfunds.com

bonds offset a loss within commercial mortgage-backed securities (“CMBS”). An underweight to the 20-year part of the yield curve added, offsetting losses from an underweight on the 10-year part of the curve. Currency decisions detracted, as losses from short positions in the New Zealand dollar and Canadian dollar were greater than gains from long positions in the Russian ruble and euro. Country allocation did not have a material impact on returns during the period.

During the six-month period, all share classes of the Intermediate Duration Portfolio underperformed the benchmark, before sales charges. Yield-curve positioning was the largest detractor, as losses from underweights to the 10- to 20-year parts of the yield curve were larger than an overweight to the 30-year part of the curve. Country allocation also detracted, due to exposure to the eurozone, which was partially offset by positive exposures to the UK and Canada. Sector allocation contributed, particularly an underweight to US agency mortgages and allocations to inflation-linked bonds and high-yield corporate bonds that more than offset an underweight to investment-grade corporate bonds, which detracted. Security selection also added to returns, as gains within investment-grade corporate bonds exceeded losses within CMBS. Currency decisions contributed, due to gains from long positions in the Swiss franc and Russian ruble, along with shorts in the Australian dollar and Swedish krona that were larger than losses from short positions in the New Zealand dollar and euro.

During the 12-month period, all share classes of the Short Duration Portfolio underperformed the benchmark, before sales charges. Yield-curve positioning was the largest detractor, relative to the benchmark, mostly from an increase to the 10-year part of the yield curve during the period. Sector allocation contributed, primarily from exposure to inflation-linked bonds and asset-backed securities that more than offset a loss from sector allocation to collateralized loan obligations. Country allocation and currency decisions did not have a material impact on returns.

During the six-month period, all share classes of the Short Duration Portfolio underperformed the benchmark, before sales charges. Yield-curve positioning on the 10-year part of the yield curve detracted most. Sector allocations to inflation-linked securities and asset-backed securities contributed more than a loss from an allocation to collateralized loan obligations. Security selection among investment-grade corporate bonds was a minor contributor. Country allocation and currency decisions had no material impact on performance during the period.

During both periods, the Intermediate Duration Portfolio utilized derivatives in the form of interest rate swaps, written swaptions and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. Consumer

abfunds.com	AB BOND FUNDS | 3

Price Index swaps were used to hedge inflation and for investment purposes to incorporate the Portfolio’s Investment Management Team’s view on future inflation in the Portfolio. The utilization of government-agency-related To Be Announced mortgage positions was a significant contributor to the Portfolio’s turnover rate of 123%.

During both periods, the Short Duration Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income market returns were mixed during the 12-month period ended September, 30, 2021, as longer-term treasury yields diverged by region, with government bonds in Asia and Italy advancing while government bonds in the UK, Canada and the US fell the most on rising yields. Low interest rates set the stage for the continued outperformance of risk assets, led by the performance of high-yield emerging-market and developed-market US and European corporate bonds, along with high-yield emerging-market sovereign bonds. Corporate bond returns were higher in Europe than in the US, mostly because of the divergence in government yields and European Central Bank bond purchases. Investment-grade emerging- and developed-market corporate bonds also posted strong relative returns. Emerging-market local-currency bonds outperformed as the US dollar was weaker against most developed-market currencies and was mixed against emerging-market currencies. Securitized assets fell but outperformed the return of US Treasuries. Commodity prices were very strong, with Brent crude oil and copper climbing from pandemic lows.

INVESTMENT POLICIES

INTERMEDIATE DURATION PORTFOLIO

The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed- or emerging-market countries. The Portfolio

(continued on next page)

4 | AB BOND FUNDS	abfunds.com

may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

SHORT DURATION PORTFOLIO

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as

(continued on next page)

abfunds.com	AB BOND FUNDS | 5

others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

6 | AB BOND FUNDS	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index and ICE BofA® 1-3 Year US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The ICE BofA 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security

abfunds.com	AB BOND FUNDS | 7

DISCLOSURES AND RISKS (continued)

may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market

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DISCLOSURES AND RISKS (continued)

countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or

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DISCLOSURES AND RISKS (continued)

redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

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DISCLOSURES AND RISKS (continued)

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value (“NAV”), or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the

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DISCLOSURES AND RISKS (continued)

companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Short Duration Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting

12 | AB BOND FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB BOND FUNDS | 13

HISTORICAL PERFORMANCE

INTERMEDIATE DURATION PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

7/22/20191 TO 9/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Duration Portfolio Class A shares (from 7/22/20191 to 9/30/2021) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 7/22/2019.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			-7.87%

1 Year	-0.86%	-5.05%

Since Inception[2]	2.68%	0.67%

ADVISOR CLASS SHARES[3]			-7.98%

1 Year	-0.62%	-0.62%

Since Inception[2]	2.90%	2.90%

CLASS Z SHARES[3]			-5.78%

1 Year	-0.40%	-0.40%

Since Inception[2]	3.48%	3.48%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.82%, 1.64% and 0.82% for Class A, Advisor Class and Class Z shares, respectively. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s total other expenses (excluding advisory fees, distribution and/or service fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. The Portfolio’s net annual operating expenses (after application of contractual fee waivers and/or expense reimbursements) were: 0.91%, 0.66% and 0.57% for Class A, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 28, 2022. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2021.

2	Inception date: 7/22/2019.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DURATION PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-5.05%

Since Inception[1]	0.67%

ADVISOR CLASS SHARES[2]

1 Year	-0.62%

Since Inception[1]	2.90%

CLASS Z SHARES[2]

1 Year	-0.40%

Since Inception[1]	3.48%

1	Inception date: 7/22/2019.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

16 | AB BOND FUNDS	abfunds.com

HISTORICAL PERFORMANCE

SHORT DURATION PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2011 TO 9/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Portfolio Class A shares (from 9/30/2011 to 9/30/2021) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

SHORT DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			0.10%

1 Year	-0.53%	-4.73%

5 Years	0.81%	-0.06%

10 Years	0.55%	0.11%

CLASS C SHARES			-0.47%

1 Year	-0.79%	-1.78%

5 Years	0.61%	0.61%

10 Years[2]	0.31%	0.31%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.07% and 1.83% for Class A and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2021.

2	Assumes conversion of Class C shares into Class A shares after eight years.

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HISTORICAL PERFORMANCE (continued)

SHORT DURATION PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.73%

5 Years	-0.06%

10 Years	0.11%

CLASS C SHARES

1 Year	-1.78%

5 Years	0.61%

10 Years[1]	0.31%

1	Assumes conversion of Class C shares into Class A shares after eight years.

abfunds.com	AB BOND FUNDS | 19

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

Intermediate Duration Portfolio

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,016.60	$4.55	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Advisor Class
Actual	$1,000	$1,017.90	$3.34	0.66%
Hypothetical**	$1,000	$1,021.76	$3.35	0.66%
Class Z
Actual	$1,000	$1,018.40	$2.58	0.51%
Hypothetical**	$1,000	$1,022.51	$2.59	0.51%

Short Duration Plus Portfolio

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$996.90	$4.71	0.94%
Hypothetical**	$1,000	$1,020.36	$4.76	0.94%
Class C
Actual	$1,000	$996.10	$5.65	1.13%
Hypothetical**	$1,000	$1,019.40	$5.72	1.13%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

INTERMEDIATE DURATION PORTFOLIO

September 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,847.5

1

All data are as of September 30, 2021. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.2% in Agencies, Common Stocks and Governments–Sovereign Bonds.

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PORTFOLIO SUMMARY

SHORT DURATION PORTFOLIO

September 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $ 262.1

1

All data are as of September 30, 2021. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

INTERMEDIATE DURATION PORTFOLIO

September 30, 2021

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 35.2%
Malaysia – 0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	35,334	$8,516,089

United States – 35.0%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	4,293	3,500,644
1.875%, 02/15/2051		133,989	127,435,720
2.00%, 02/15/2050-08/15/2051		19,020	18,636,537
2.25%, 08/15/2046		12,530	12,903,942
2.375%, 11/15/2049		2,885	3,062,157
2.50%, 02/15/2045-05/15/2046		25,872	27,913,314
3.00%, 05/15/2045-02/15/2049		78,384	92,920,909
3.375%, 05/15/2044		5,710	7,077,996
3.50%, 02/15/2039		4,254	5,289,583
3.75%, 11/15/2043		10,205	13,314,336
4.375%, 02/15/2038-11/15/2039		49,130	67,875,072
4.50%, 02/15/2036		4,048	5,519,282
4.75%, 02/15/2037		4,156	5,854,116
5.375%, 02/15/2031		14,221	19,113,375
5.50%, 08/15/2028		10,214	13,038,809
U.S. Treasury Notes 0.125%, 08/31/2022-02/28/2023		511,722	511,798,559
1.125%, 02/15/2031		25,087	24,279,803
1.25%, 08/15/2031		16,759	16,334,300
1.50%, 02/15/2030		11,115	11,177,522
1.625%, 05/15/2026		236,708	244,104,919
1.75%, 11/30/2021(a)		28,028	28,102,449
1.75%, 11/15/2029		11,550	11,860,406
1.875%, 01/31/2022		9,965	10,024,167
2.00%, 12/31/2021		26,704	26,833,348
2.25%, 02/15/2027		3,147	3,341,827
2.625%, 02/15/2029		30,853	33,620,346

			1,344,933,438

Total Governments - Treasuries (cost $1,318,904,889)			1,353,449,527

CORPORATES - INVESTMENT GRADE – 22.7%
Industrial – 13.4%
Basic – 1.2%
Alpek SAB de CV 3.25%, 02/25/2031(b)		1,773	1,789,400
4.25%, 09/18/2029(b)		449	480,722

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Braskem Netherlands Finance BV 4.50%, 01/31/2030(b)	U.S.$	3,420	$3,628,192
GUSAP III LP 4.25%, 01/21/2030(b)		5,248	5,595,680
Industrias Penoles SAB de CV 4.75%, 08/06/2050(b)		1,544	1,708,340
Inversiones CMPC SA 3.85%, 01/13/2030(b)		2,742	2,889,383
4.375%, 04/04/2027(b)		2,062	2,272,840
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(b)		1,151	1,198,335
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(b)		3,400	3,704,512
Suzano Austria GmbH 2.50%, 09/15/2028		9,106	8,855,585
3.75%, 01/15/2031		1,419	1,454,120
WRKCo, Inc. 4.00%, 03/15/2028		6,569	7,340,923
Yamana Gold, Inc. 2.63%, 08/15/2031(b)		6,681	6,511,102

			47,429,134

Capital Goods – 0.6%
Flowserve Corp. 2.80%, 01/15/2032		4,669	4,622,777
Parker-Hannifin Corp. 3.25%, 06/14/2029		2,817	3,029,486
Raytheon Technologies Corp. 4.125%, 11/16/2028		8,502	9,678,762
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		1,117	1,185,249
4.40%, 03/15/2024		4,344	4,671,233

			23,187,507

Communications - Media – 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		868	969,955
4.80%, 03/01/2050		3,131	3,526,852
5.125%, 07/01/2049		1,949	2,288,087
Comcast Corp. 4.15%, 10/15/2028		4,460	5,132,434

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Discovery Communications LLC 4.65%, 05/15/2050	U.S.$	581	$674,477
5.20%, 09/20/2047		1,999	2,465,187
5.30%, 05/15/2049		857	1,069,347
Fox Corp. 4.709%, 01/25/2029		2,656	3,095,037
5.576%, 01/25/2049		4,396	5,925,061
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		1,966	2,288,011
Prosus NV 3.68%, 01/21/2030(b)		550	568,322
4.027%, 08/03/2050(b)		1,993	1,858,473
Tencent Holdings Ltd. 1.81%, 01/26/2026(b)		5,470	5,513,760
2.39%, 06/03/2030(b)		3,060	3,006,052
3.24%, 06/03/2050(b)		4,830	4,560,728
Time Warner Cable LLC 4.50%, 09/15/2042		2,370	2,571,142
Weibo Corp. 3.375%, 07/08/2030		11,908	11,873,020

			57,385,945

Communications - Telecommunications – 0.7%
AT&T, Inc. 3.50%, 09/15/2053		10,244	10,143,199
3.65%, 09/15/2059		4,421	4,375,950
Empresa Nacional de Telecomunicaciones SA 4.75%, 08/01/2026(b)		4,012	4,388,125
T-Mobile USA, Inc. 2.625%, 04/15/2026-02/15/2029		2,994	3,045,307
3.375%, 04/15/2029(b)		698	727,930
3.40%, 10/15/2052(b)		5,822	5,700,087

			28,380,598

Consumer Cyclical - Automotive – 0.7%
General Motors Co. 6.125%, 10/01/2025		1,152	1,350,225
General Motors Financial Co., Inc. 4.30%, 07/13/2025		1,405	1,539,487
5.25%, 03/01/2026		1,600	1,828,304
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(b)		10,500	11,134,830
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(b)		8,330	9,160,334

			25,013,180

26 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029	U.S.$	8,755	$8,926,248
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		530	606,707
MDC Holdings, Inc. 6.00%, 01/15/2043		3,776	4,733,669

			14,266,624

Consumer Cyclical - Retailers – 0.7%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		8,625	9,540,630
InRetail Consumer 3.25%, 03/22/2028(b)		3,460	3,443,349
Lowe’s Cos., Inc. 3.65%, 04/05/2029		2,926	3,237,502
Ross Stores, Inc. 4.70%, 04/15/2027		7,988	9,177,173

			25,398,654

Consumer Non - Cyclical – 1.8%
Altria Group, Inc. 3.40%, 05/06/2030		7,300	7,708,289
4.80%, 02/14/2029		4,904	5,639,943
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		6,941	9,397,351
BAT Capital Corp. 2.259%, 03/25/2028		11,104	11,030,825
2.726%, 03/25/2031		4,352	4,289,288
Cencosud SA 5.15%, 02/12/2025(b)		6,910	7,587,180
Cigna Corp. 4.375%, 10/15/2028		3,600	4,160,520
CVS Health Corp. 4.30%, 03/25/2028		179	204,110
Gilead Sciences, Inc. 4.75%, 03/01/2046		3,199	4,018,264
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(b)		1,585	1,565,901
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		5,660	5,564,459
Sigma Alimentos SA de CV 4.125%, 05/02/2026(b)		378	412,634

abfunds.com	AB BOND FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023	U.S.$	6,627	$7,141,255

			68,720,019

Energy – 3.1%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		12,047	11,442,361
Chevron USA, Inc. 5.25%, 11/15/2043		5,674	7,650,311
Devon Energy Corp. 5.60%, 07/15/2041		4,914	6,161,321
Enbridge Energy Partners LP 7.375%, 10/15/2045		6,968	11,068,877
Energy Transfer LP 4.75%, 01/15/2026		6,615	7,390,873
6.25%, 04/15/2049		3,278	4,314,045
Eni SpA 4.25%, 05/09/2029(b)		3,228	3,671,237
Marathon Petroleum Corp. 5.125%, 12/15/2026		9,518	11,072,385
6.50%, 03/01/2041		1,683	2,317,239
MPLX LP 5.20%, 03/01/2047		10,984	13,333,368
Oleoducto Central SA 4.00%, 07/14/2027(b)		631	645,907
ONEOK Partners LP 6.125%, 02/01/2041		108	138,769
ONEOK, Inc. 4.00%, 07/13/2027		4,900	5,425,476
4.35%, 03/15/2029		4,164	4,692,495
5.20%, 07/15/2048		186	226,634
6.35%, 01/15/2031		1,081	1,385,388
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		3,754	3,948,194
4.50%, 12/15/2026		2,027	2,264,564
Suncor Energy, Inc. 6.80%, 05/15/2038		5,543	7,909,030
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(b)		1,397	1,413,065
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		8,737	11,894,639
Williams Cos., Inc. (The) 3.50%, 11/15/2030		2,012	2,186,279

			120,552,457

28 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 03/25/2024(b)	U.S.$	3,311	$3,570,293
CITIC Ltd. 2.85%, 02/25/2030(b)		3,688	3,747,469

			7,317,762

Services – 0.7%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		6,124	5,882,224
Booking Holdings, Inc. 4.625%, 04/13/2030		9,010	10,715,142
Expedia Group, Inc. 4.625%, 08/01/2027		4,113	4,664,019
6.25%, 05/01/2025(b)		211	243,211
IHS Markit Ltd. 4.25%, 05/01/2029		1,574	1,800,625
4.75%, 08/01/2028		307	359,518
Moody’s Corp. 4.25%, 02/01/2029		1,412	1,620,694

			25,285,433

Technology – 1.6%
Baidu, Inc. 1.625%, 02/23/2027		1,909	1,883,897
3.425%, 04/07/2030		217	229,673
Broadcom, Inc. 3.137%, 11/15/2035		1,202	1,192,432
3.187%, 11/15/2036		8,430	8,359,019
4.11%, 09/15/2028		4,144	4,615,836
4.15%, 11/15/2030		6,547	7,260,296
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		1,615	1,926,146
Fiserv, Inc. 3.50%, 07/01/2029		5,690	6,196,751
Infor, Inc. 1.75%, 07/15/2025(b)		2,719	2,756,658
KLA Corp. 4.10%, 03/15/2029		1,349	1,535,944
Micron Technology, Inc. 4.185%, 02/15/2027		5,194	5,835,875
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(b)		4,119	4,971,890
Oracle Corp. 2.875%, 03/25/2031		5,648	5,820,377
3.95%, 03/25/2051		6,642	7,036,535

abfunds.com	AB BOND FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

SK Hynix, Inc. 2.375%, 01/19/2031(b)	U.S.$	1,818	$1,764,805

			61,386,134

Transportation - Airlines – 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(b)		3,393	3,632,488
4.75%, 10/20/2028(b)		3,940	4,395,030

			8,027,518

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(b)		465	495,178
5.875%, 07/05/2034(b)		1,132	1,323,122

			1,818,300

Transportation - Services – 0.0%
ENA Master Trust 4.00%, 05/19/2048(b)		1,235	1,257,616

			515,426,881

Financial Institutions – 8.8%
Banking – 5.5%
ABN AMRO Bank NV 4.75%, 07/28/2025(b)		1,171	1,299,927
American Express Co. Series B 3.553% (LIBOR 3 Month + 3.43%), 11/15/2021(c)(d)		616	616,961
Banco de Credito del Peru 3.125%, 07/01/2030(b)		5,996	5,898,565
Banco Santander SA 2.749%, 12/03/2030		1,600	1,589,248
3.49%, 05/28/2030		1,000	1,072,490
5.179%, 11/19/2025		9,800	11,131,624
Bank of America Corp. 2.299%, 07/21/2032		1,555	1,532,950
2.687%, 04/22/2032		9,685	9,886,739
Series DD 6.30%, 03/10/2026(c)		1,628	1,887,487
Series Z 6.50%, 10/23/2024(c)		2,548	2,847,186
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(c)		1,628	1,787,511
Barclays Bank PLC 6.86%, 06/15/2032(b)(c)		1,250	1,696,350

30 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

BNP Paribas SA 2.871%, 04/19/2032(b)	U.S.$	6,773	$6,919,297
Citigroup, Inc. 3.98%, 03/20/2030		3,617	4,066,340
4.075%, 04/23/2029		5,373	6,018,351
5.95%, 01/30/2023(c)		2,569	2,680,340
Series W 4.00%, 12/10/2025(c)		3,243	3,349,824
Citizens Financial Group, Inc. 4.30%, 12/03/2025		10,581	11,736,445
Credit Suisse Group AG 3.091%, 05/14/2032(b)		10,355	10,614,703
4.194%, 04/01/2031(b)		2,852	3,190,048
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		4,221	4,289,169
3.961%, 11/26/2025		1,336	1,445,098
Discover Bank 4.682%, 08/09/2028		2,264	2,411,341
Goldman Sachs Group, Inc. (The) 2.383%, 07/21/2032		2,288	2,266,470
2.615%, 04/22/2032		7,696	7,786,813
HSBC Holdings PLC 4.041%, 03/13/2028		7,182	7,947,098
4.292%, 09/12/2026		2,495	2,750,688
6.375%, 03/30/2025(c)		2,019	2,205,152
JPMorgan Chase & Co. 2.58%, 04/22/2032		9,618	9,767,464
Series I 3.599% (LIBOR 3 Month + 3.47%), 01/30/2022(c)(d)		3,323	3,333,600
Series V 3.464% (LIBOR 3 Month + 3.32%), 01/01/2022(c)(d)		1,622	1,626,136
Series Z 3.926% (LIBOR 3 Month + 3.80%), 11/01/2021(c)(d)		2,716	2,722,220
Mizuho Financial Group, Inc. 2.226%, 05/25/2026		1,029	1,058,244
Morgan Stanley Series G 3.772%, 01/24/2029		8,738	9,673,752
Series H 3.736% (LIBOR 3 Month + 3.61%), 01/15/2022(c)(d)		772	777,373

abfunds.com	AB BOND FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Natwest Group PLC Series U 2.452% (LIBOR 3 Month + 2.32%), 09/30/2027(c)(d)	U.S.$	2,900	$2,884,833
Santander Holdings USA, Inc. 4.40%, 07/13/2027		3,049	3,424,515
Standard Chartered PLC 1.639% (LIBOR 3 Month + 1.51%), 01/30/2027(b)(c)(d)		300	291,111
4.30%, 02/19/2027(b)		9,464	10,306,580
5.20%, 01/26/2024(b)		3,782	4,107,328
7.75%, 04/02/2023(b)(c)		822	886,741
Truist Financial Corp. Series Q 5.10%, 03/01/2030(c)		6,656	7,622,451
UBS AG/Stamford CT 7.625%, 08/17/2022		5,982	6,338,587
UBS Group AG 7.00%, 01/31/2024-02/19/2025(b)(c)		3,426	3,750,512
UniCredit SpA 2.569%, 09/22/2026(b)		6,241	6,336,300
3.127%, 06/03/2032(b)		1,858	1,877,026
US Bancorp Series J 5.30%, 04/15/2027(c)		3,485	3,982,902
Wells Fargo & Co. 2.188%, 04/30/2026		3,502	3,615,955
3.584%, 05/22/2028		2,117	2,321,481
Series BB 3.90%, 03/15/2026(c)		2,664	2,746,744

			210,376,070

Brokerage – 0.3%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(c)		3,271	3,634,244
Series I 4.00%, 06/01/2026(c)		7,570	7,891,725

			11,525,969

Finance – 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 07/15/2025		613	711,405
Air Lease Corp. 2.10%, 09/01/2028		2,650	2,575,668
2.875%, 01/15/2026		718	749,104
3.625%, 04/01/2027		303	325,725

32 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Aircastle Ltd. 2.85%, 01/26/2028(b)	U.S.$	8,390	$8,504,691
4.125%, 05/01/2024		1,481	1,575,132
4.25%, 06/15/2026		530	579,025
5.25%, 08/11/2025(b)		3,730	4,161,971
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(b)		6,032	6,004,329
3.50%, 11/01/2027(b)		1,314	1,384,733
4.125%, 08/01/2025(b)		35	37,696
4.375%, 01/30/2024(b)		1,300	1,388,010
4.875%, 10/01/2025(b)		1,447	1,596,359
5.50%, 12/15/2024(b)		3,623	4,060,405
CDBL Funding 1 3.50%, 10/24/2027(b)		5,770	6,090,697
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	250	355,168
GE Capital Funding LLC 4.40%, 05/15/2030	U.S.$	9,960	11,570,432
Synchrony Financial 4.50%, 07/23/2025		6,600	7,285,740

			58,956,290

Insurance – 1.2%
Alleghany Corp. 3.625%, 05/15/2030		7,452	8,177,601
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(b)		2,851	3,675,082
MetLife Capital Trust IV 7.875%, 12/15/2037(b)		5,200	7,242,924
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(b)		2,058	3,577,730
Prudential Financial, Inc. 5.20%, 03/15/2044		1,970	2,122,911
5.375%, 05/15/2045		615	680,098
5.625%, 06/15/2043		1,099	1,168,072
5.875%, 09/15/2042		8,905	9,246,418
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(b)		5,000	5,749,800
Voya Financial, Inc. 5.65%, 05/15/2053		3,089	3,256,146

			44,896,782

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		656	716,523

abfunds.com	AB BOND FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

REITs – 0.3%
Digital Realty Trust LP 3.60%, 07/01/2029	U.S.$	6,738	$7,385,454
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		202	211,644
Vornado Realty LP 3.40%, 06/01/2031		5,756	5,957,748

			13,554,846

			340,026,480

Utility – 0.5%
Electric – 0.4%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(b)		1,670	1,721,770
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(b)		3,081	2,511,592
Engie Energia Chile SA 3.40%, 01/28/2030(b)		3,834	3,930,569
Entergy Corp. 1.90%, 06/15/2028		8,687	8,591,617

			16,755,548

Other Utility – 0.1%
American Water Capital Corp. 3.45%, 06/01/2029		1,654	1,818,606

			18,574,154

Total Corporates - Investment Grade (cost $845,001,614)			874,027,515

MORTGAGE PASS-THROUGHS – 9.5%
Agency Fixed Rate 30-Year – 8.8%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049-11/01/2049		20,924	22,522,511
Series 2020 3.50%, 01/01/2050		6,715	7,298,075
Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 08/01/2033		1	853
Series 2007 5.50%, 07/01/2035		700	800,934
Series 2016 4.00%, 02/01/2046		5,988	6,520,484
Series 2017 4.00%, 07/01/2044		4,333	4,750,397

34 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)		U.S. $ Value

Series 2018 4.00%, 08/01/2048	U.S.$	3,088		$3,353,479
4.50%, 10/01/2048-11/01/2048		12,128		13,309,719
5.00%, 09/01/2048-11/01/2048		4,829		5,392,534
Federal National Mortgage Association Series 2001 6.50%, 08/01/2031		2		1,814
Series 2002 6.50%, 09/01/2032		0	**	177
Series 2003 5.50%, 04/01/2033-11/01/2033		1,949		2,221,738
Series 2004 5.50%, 04/01/2034-11/01/2034		1,715		1,964,535
6.50%, 08/01/2034		1		1,600
Series 2005 5.50%, 02/01/2035		1,517		1,737,054
Series 2006 5.50%, 04/01/2036		276		318,961
Series 2007 5.50%, 09/01/2036		571		655,253
Series 2008 6.00%, 03/01/2037		4		4,615
Series 2010 4.00%, 12/01/2040		2,871		3,122,126
Series 2012 3.50%, 02/01/2042-01/01/2043		22,837		24,916,889
Series 2013 3.50%, 04/01/2043		10,994		11,993,298
4.00%, 10/01/2043		8,745		9,593,308
Series 2015 3.00%, 05/01/2045-08/01/2045		10,285		10,905,462
Series 2018 3.50%, 02/01/2048-05/01/2048		6,344		6,761,195
4.50%, 09/01/2048		11,164		12,254,141
Series 2019 3.50%, 08/01/2049-11/01/2049		22,440		24,086,466
Series 2020 3.50%, 01/01/2050		6,651		7,186,846
Government National Mortgage Association Series 2016 3.00%, 04/20/2046-12/20/2046		4,310		4,538,991
Uniform Mortgage-Backed Security Series 2021 2.00%, 10/01/2051, TBA		35,770		35,842,656
2.50%, 10/01/2051, TBA		110,969		114,358,759

				336,414,870

abfunds.com	AB BOND FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 15-Year – 0.7%
Federal National Mortgage Association Series 2012 2.50%, 04/01/2027	U.S.$	13		$13,112
Series 2016 2.50%, 02/01/2031-01/01/2032		23,238		24,284,082
Series 2017 2.50%, 01/01/2032-02/01/2032		3,351		3,502,542

				27,799,736

Other Agency Fixed Rate Programs – 0.0%
Federal National Mortgage Association Series 2009 4.50%, 07/01/2029-10/01/2029		371		408,824

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 2.72% (LIBOR 12 Month + 2.18%), 12/01/2036(d)		0	**	165
Series 2007 2.475% (LIBOR 12 Month + 2.10%), 03/01/2037(d)		1		598

				763

Total Mortgage Pass-Throughs (cost $356,164,360)				364,624,193

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.2%
Non-Agency Fixed Rate CMBS – 6.4%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)		2,805		2,577,990
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		871		943,774
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052		3,523		3,952,558
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		8,525		9,373,027
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		3,655		3,913,114

36 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(b)	U.S.$	11,325	$11,648,676
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 02/10/2048		7,490	7,948,793
Series 2015-GC35, Class A4 3.818%, 11/10/2048		3,530	3,867,302
Series 2016-C1, Class A4 3.209%, 05/10/2049		12,141	13,062,882
Series 2016-GC36, Class A5 3.616%, 02/10/2049		3,982	4,336,635
Series 2018-B2, Class A4 4.009%, 03/10/2051		5,890	6,646,540
Commercial Mortgage Trust Series 2012-CR3, Class E 4.908%, 10/15/2045(b)		3,938	2,050,141
Series 2013-SFS, Class A1 1.873%, 04/12/2035(b)		1,043	1,047,458
Series 2015-CR24, Class A5 3.696%, 08/10/2048		3,925	4,258,510
Series 2015-DC1, Class A5 3.35%, 02/10/2048		6,250	6,683,060
Series 2015-PC1, Class A5 3.902%, 07/10/2050		7,135	7,777,842
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		3,451	3,703,074
Series 2015-C3, Class A4 3.718%, 08/15/2048		6,101	6,607,868
Series 2015-C4, Class A4 3.808%, 11/15/2048		7,715	8,434,708
GS Mortgage Securities Trust Series 2011-GC5, Class D 5. 303%, 08/10/2044(b)		333	166,696
Series 2013-G1, Class A1 2.059%, 04/10/2031(b)		141	142,159
Series 2013-G1, Class A2 3.557%, 04/10/2031(b)		6,804	6,801,392
Series 2014-GC22, Class A5 3.862%, 06/10/2047		6,360	6,822,835
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(e)(f)		1,135	1,134,841
Series 2021-1, Class A2 2.435%, 08/15/2026(e)(f)		2,313	2,377,118

abfunds.com	AB BOND FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2021-1, Class AS 2.638%, 08/15/2026(e)(f)	U.S.$	249	$255,366
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.699%, 08/15/2046(b)		2,527	1,518,179
Series 2014-C21, Class A5 3.775%, 08/15/2047		6,300	6,754,725
Series 2014-C21, Class B 4.341%, 08/15/2047		1,857	1,974,433
Series 2015-C27, Class AS 3.634%, 02/15/2048		3,415	3,624,471
Series 2015-C30, Class A5 3.822%, 07/15/2048		3,820	4,143,180
Series 2015-C31, Class A3 3.801%, 08/15/2048		9,762	10,573,116
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.752%, 08/15/2046(b)		535	529,686
Series 2012-C6, Class E 5.31%, 05/15/2045(b)		3,967	2,948,793
Series 2014-C20, Class A5 3.805%, 07/15/2047		9,950	10,590,325
Series 2016-JP3, Class B 3.397%, 08/15/2049		3,000	3,141,332
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		817	369,466
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		5,430	5,497,143
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		6,180	6,761,321
UBS Commercial Mortgage Trust Series 2018-C8, Class A4 3.983%, 02/15/2051		6,400	7,164,170
Series 2018-C9, Class A4 4.117%, 03/15/2051		10,270	11,510,201
Series 2018-C10, Class A4 4.313%, 05/15/2051		7,900	8,990,965
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		9,507	9,684,939

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class AS 4.047%, 09/15/2048	U.S.$	2,906	$3,141,217
Series 2016-C35, Class XA 2.051%, 07/15/2048(g)		21,745	1,601,613
Series 2018-C43, Class A4 4.012%, 03/15/2051		4,550	5,115,700
Series 2019-C51, Class B 3.836%, 06/15/2052		1,269	1,369,163
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.275%, 03/15/2045(b)(g)		55,430	620,090
Series 2014-C19, Class A5 4.101%, 03/15/2047		1,600	1,718,755
Series 2014-C21, Class A5 3.678%, 08/15/2047		6,200	6,636,872
Series 2014-C24, Class AS 3.931%, 11/15/2047		1,471	1,556,898

			244,071,112

Non-Agency Floating Rate CMBS – 2.8%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.084% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(d)		3,799	3,799,483
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.084% (LIBOR 1 Month + 1.00%), 11/15/2033(b)(d)		10,570	10,357,803
BBCMS Mortgage Trust Series 2020-BID, Class A 2.224% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(d)		7,708	7,753,595
BCP Trust Series 2021-330N, Class A 0.883% (LIBOR 1 Month + 0.80%), 06/15/2038(b)(d)		1,369	1,358,994
BFLD Trust Series 2021-FPM, Class A 1.684% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(d)		11,683	11,690,031
BHMS Series 2018-ATLS, Class A 1.334% (LIBOR 1 Month + 1.25%), 07/15/2035(b)(d)		5,580	5,595,142

abfunds.com	AB BOND FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.904% (LIBOR 1 Month + 0.82%), 06/15/2035(b)(d)	U.S.$	4,000	$4,000,958
BX Commercial Mortgage Trust Series 2019-IMC, Class D 1.984% (LIBOR 1 Month + 1.90%), 04/15/2034(b)(d)		1,772	1,767,770
Series 2019-IMC, Class E
2.234% (LIBOR 1 Month + 2.15%), 04/15/2034(b)(d)		6,595	6,576,999
BX Trust Series 2018-EXCL, Class A 1.172% (LIBOR 1 Month + 1.09%), 09/15/2037(b)(d)		5,231	5,191,928
CLNY Trust Series 2019-IKPR, Class D 2.109% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(d)		5,360	5,351,544
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.117% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(d)		5,912	5,919,525
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.05% (SOFR + 2.00%), 01/25/2051(b)(d)		1,403	1,412,532
Great Wolf Trust Series 2019-WOLF, Class A 1.118% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(d)		5,961	5,959,157
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.284% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(d)		1,456	1,456,904
Series 2019-SMP, Class A 1.234% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(d)		1,700	1,699,980
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(f)		6,860	7,095,370
Invitation Homes Trust Series 2018-SFR2, Class C 1.364% (LIBOR 1 Month + 1.28%), 06/17/2037(b)(d)		2,050	2,052,488

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2018-SFR3, Class C 1.384% (LIBOR 1 Month + 1.30%), 07/17/2037(b)(d)	U.S.$	3,950	$3,956,195
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.034% (LIBOR 1 Month + 1.95%), 11/15/2026(d)(f)		2,192	2,017,014
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.867% (LIBOR 1 Month + 0.78%), 07/15/2033(b)(d)		5,432	5,407,662
Series 2019-MILE, Class A 1.584% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(d)		2,750	2,749,672
Starwood Retail Property Trust Series 2014-STAR, Class A 1.554% (LIBOR 1 Month + 1.47%), 11/15/2027(b)(d)		9,857	6,012,886

			109,183,632

Total Commercial Mortgage-Backed Securities (cost $350,333,646)			353,254,744

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.5%
Risk Share Floating Rate – 3.9%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 1.936% (LIBOR 1 Month + 1.85%), 10/25/2028(b)(d)		1,763	1,767,870
Series 2019-3A, Class M1B 1.686% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(d)		3,489	3,499,369
Series 2019-3A, Class M1C 2.036% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(d)		575	574,936
Series 2020-2A, Class M1B 3.286% (LIBOR 1 Month + 3.20%), 08/26/2030(b)(d)		1,761	1,777,559
Series 2020-3A, Class M1B 2.936% (LIBOR 1 Month + 2.85%), 10/25/2030(b)(d)		1,667	1,692,450
Series 2021-1A, Class M1C 3.00% (SOFR + 2.95%), 03/25/2031(b)(d)		4,197	4,374,314

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2021-2A, Class M1B 1.55% (SOFR + 1.50%), 06/25/2031(b)(d)	U.S.$	7,664	$7,677,377
Series 2021-3A, Class A2 1.05% (SOFR + 1.00%), 09/25/2031(b)(d)		7,199	7,230,657
Eagle Re Ltd. Series 2018-1, Class M2 3.086% (LIBOR 1 Month + 3.00%), 11/25/2028(b)(d)		617	621,872
Series 2020-1, Class M1A 0.986% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(d)		6,400	6,374,791
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2023(d)		515	529,834
Series 2014-DN3, Class M3 4.086% (LIBOR 1 Month + 4.00%), 08/25/2024(d)		644	659,316
Series 2015-DNA1, Class M3 3.386% (LIBOR 1 Month + 3.30%), 10/25/2027(d)		2,859	2,912,155
Series 2016-DNA3, Class M3 5.086% (LIBOR 1 Month + 5.00%), 12/25/2028(d)		4,413	4,624,129
Series 2016-DNA4, Class M3 3.886% (LIBOR 1 Month + 3.80%), 03/25/2029(d)		6,280	6,497,551
Series 2016-HQA2, Class M3 5.236% (LIBOR 1 Month + 5.15%), 11/25/2028(d)		272	281,054
Series 2016-HQA3, Class M3 3.936% (LIBOR 1 Month + 3.85%), 03/25/2029(d)		2,030	2,094,999
Series 2017-DNA2, Class M2 3.536% (LIBOR 1 Month + 3.45%), 10/25/2029(d)		2,850	2,953,941
Series 2017-DNA3, Class M2 2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(d)		7,295	7,481,659
Series 2017-HQA2, Class M2B 2.736% (LIBOR 1 Month + 2.65%), 12/25/2029(d)		5,358	5,477,870

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2020-DNA5, Class M2 2.85% (SOFR + 2.80%), 10/25/2050(b)(d)	U.S.$	6,064	$6,138,749
Series 2021-DNA3, Class M2 2.15% (SOFR + 2.10%), 10/25/2033(b)(d)		3,221	3,288,381
Series 2021-DNA5, Class M2 1.70% (SOFR + 1.65%), 01/25/2034(b)(d)		2,871	2,890,535
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 2M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(d)		222	222,947
Series 2015-C03, Class 2M2 5.086% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		472	476,061
Series 2015-C04, Class 1M2 5.786% (LIBOR 1 Month + 5.70%), 04/25/2028(d)		1,384	1,460,054
Series 2016-C02, Class 1M2 6.086% (LIBOR 1 Month + 6.00%), 09/25/2028(d)		715	747,306
Series 2016-C03, Class 1M2 5.386% (LIBOR 1 Month + 5.30%), 10/25/2028(d)		2,123	2,229,765
Series 2016-C05, Class 2M2 4.536% (LIBOR 1 Month + 4.45%), 01/25/2029(d)		4,500	4,667,428
Series 2016-C06, Class 1M2 4.336% (LIBOR 1 Month + 4.25%), 04/25/2029(d)		1,323	1,371,115
Series 2016-C07, Class 2M2 4.436% (LIBOR 1 Month + 4.35%), 05/25/2029(d)		763	795,477
Series 2017-C01, Class 1M2 3.636% (LIBOR 1 Month + 3.55%), 07/25/2029(d)		3,411	3,512,400
Series 2017-C02, Class 2M2C 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(d)		6,096	6,351,270
Home Re Ltd. Series 2020-1, Class M1B 3.336% (LIBOR 1 Month + 3.25%), 10/25/2030(b)(d)		5,050	5,094,772

abfunds.com	AB BOND FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2021-2, Class M1B 1.65% (SOFR + 1.60%), 01/25/2034(b)(d)	U.S.$	4,253	$4,255,480
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2024(d)(f)		311	300,022
Mortgage Insurance-Linked Notes Series 2021-3, Class M1A 1.95% (SOFR + 1.90%), 02/25/2034(b)(d)		5,007	5,023,879
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.087% (LIBOR 1 Month + 2.00%), 03/27/2024(b)(d)		787	787,453
Series 2019-2R, Class A 2.837% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(d)		4,252	4,209,542
Series 2019-3R, Class A 2.787% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(d)		383	384,776
Series 2020-1R, Class A 2.437% (LIBOR 1 Month + 2.35%), 02/27/2023(d)(f)		1,555	1,559,961
Radnor Re Ltd. Series 2019-1, Class M1B 2.036% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(d)		2,657	2,667,267
Series 2019-2, Class M1B 1.836% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(d)		4,356	4,365,017
Series 2020-1, Class M1A 1.036% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(d)		1,924	1,919,268
Series 2020-2, Class M1C 4.686% (LIBOR 1 Month + 4.60%), 10/25/2030(b)(d)		3,672	3,692,906
Traingle Re Ltd. Series 2021-1, Class M1A 1.786% (LIBOR 1 Month + 1.70%), 08/25/2033(b)(d)		1,352	1,352,225
Series 2020-1, Class M1B 3.986% (LIBOR 1 Month + 3.90%), 10/25/2030(b)(d)		10,600	10,641,136

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.336% (LIBOR 1 Month + 5.25%), 11/25/2025(d)(f)	U.S.$	1,389	$1,338,961
Series 2015-WF1, Class 2M2 5.586% (LIBOR 1 Month + 5.50%), 11/25/2025(d)(f)		367	362,492

			151,210,348

Non-Agency Fixed Rate – 1.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		341	299,365
Series 2006-24CB, Class A16 5.75%, 08/25/2036		2,324	1,772,617
Series 2006-28CB, Class A14 6.25%, 10/25/2036		1,560	1,137,468
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		590	530,882
Bayview MSR Opportunity Master Fund Trust Series 2021-2 , Class A2 2.50%, 06/25/2051(b)		2,763	2,808,073
CIM Trust Series 2021-INV1, Class A2 2.50%, 07/01/2051(b)		7,320	7,431,112
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		657	419,161
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		1,619	1,065,229
Flagstar Mortgage Trust Series 2021-8INV, Class A3 2.50%, 09/25/2051(b)		6,181	6,251,691
Mello Mortgage Capital Acceptance Series 2021-INV2, Class A3 2.50%, 08/25/2051(b)		5,875	5,960,407
New Residential Mortgage Loan Trust Series 2021-INV1, Class A2 2.50%, 06/25/2051(b)		8,698	8,845,537

abfunds.com	AB BOND FUNDS | 45

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

United Wholasale Mortgage Trust Series 2021-INV1, Class A3 2.50%, 08/25/2051(b)	U.S.$	7,514	$7,618,307

			44,139,849

Agency Floating Rate – 0.7%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 6.016% (6.10%-LIBOR 1 Month), 12/15/2044(d)(h)		9,943	2,107,864
Series 4585, Class DS 5.916% (6.00%-LIBOR 1 Month), 05/15/2046(d)(h)		6,191	1,489,926
Series 4693, Class SL
6.066% (6.15%-LIBOR 1 Month), 06/15/2047(d)(h)		3,995	930,186
Series 4954, Class SL
5.964% (6.05%-LIBOR 1 Month), 02/25/2050(d)(h)		3,305	606,278
Series 4981, Class HS
6.014% (6.10%-LIBOR 1 Month), 06/25/2050(d)(h)		28,056	5,259,583
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.454% (6.54%-LIBOR 1 Month), 12/25/2041(d)(h)		5,745	1,208,367
Series 2014-17, Class SA 5.964% (6.05%-LIBOR 1 Month), 04/25/2044(d)(h)		10,540	2,543,968
Series 2015-26, Class SH 6.364% (6.45%-LIBOR 1 Month), 05/25/2045(d)(h)		7,575	1,613,640
Series 2016-106, Class ES 5.914% (6.00%-LIBOR 1 Month), 01/25/2047(d)(h)		4,497	893,285
Series 2017-62, Class AS 6.064% (6.15%-LIBOR 1 Month), 08/25/2047(d)(h)		6,135	1,277,716
Series 2017-81, Class SA 6.114% (6.20%-LIBOR 1 Month), 10/25/2047(d)(h)		9,879	2,323,352
Series 2017-97, Class SW 6.114% (6.20%-LIBOR 1 Month), 12/25/2047(d)(h)		8,067	1,823,733

46 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2017-122, Class SA 6.113% (6.20%-LIBOR 1 Month), 08/20/2047(d)(h)	U.S.$	7,189	$1,571,732
Series 2017-134, Class MS 6.113% (6.20%-LIBOR 1 Month), 09/20/2047(d)(h)		7,715	1,751,159
Series 2017-43, Class ST 6.013% (6.10%-LIBOR 1 Month), 03/20/2047(d)(h)		9,297	1,894,674

			27,295,463

Agency Fixed Rate – 0.6%
Federal Home Loan Mortgage Corp. REMICs Series 5008, Class AI 3.50%, 09/25/2050(g)		12,608	1,958,311
Series 5015, Class BI 4.00%, 09/25/2050(g)		17,796	3,184,373
Series 5040, Class AI 3.50%, 11/25/2050(g)		9,273	1,506,015
Series 5043, Class IO 5.00%, 11/25/2050(g)		21,790	4,107,038
Series 5049, Class CI 3.50%, 12/25/2050(g)		18,511	2,485,067
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.624%, 05/28/2035		1,605	1,553,970
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 05/25/2045(g)		9,102	1,449,963
Series 2020-89, Class KI 4.00%, 12/25/2050(g)		36,359	5,459,192

			21,703,929

Non-Agency Floating Rate – 0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.466% (LIBOR 1 Month + 0.38%), 12/25/2036(d)		4,224	1,968,308
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.586% (LIBOR 1 Month + 0.50%), 03/25/2035(d)		938	862,134

abfunds.com	AB BOND FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.186% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(d)	U.S.$	994	$1,008,116

			3,838,558

Total Collateralized Mortgage Obligations (cost $248,771,763)			248,188,147

COLLATERALIZED LOAN OBLIGATIONS – 2.6%
CLO-Floating Rate – 2.6%
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 1.347% (LIBOR 3 Month + 1.20%), 07/20/2034(b)(d)		6,496	6,500,730
Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.084% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(d)		4,670	4,677,449
Series 2020-78A, Class D 3.134% (LIBOR 3 Month + 3.00%), 04/17/2033(b)(d)		2,130	2,133,843
Elevation CLO Ltd. Series 2020-11A, Class D1 3.976% (LIBOR 3 Month + 3.85%), 04/15/2033(b)(d)		4,500	4,512,820
Elmwood CLO IX Ltd. Series 2021-2A, Class A 1.269% (LIBOR 3 Month + 1.13%), 07/20/2034(b)(d)		5,900	5,905,363
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 1.261% (LIBOR 3 Month + 1.11%), 07/19/2034(b)(d)		4,290	4,293,998
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.204% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(d)		6,000	6,003,726
Kayne CLO 11 Ltd. Series 2021-11A, Class D 3.066% (LIBOR 3 Month + 2.90%), 04/15/2034(b)(d)		3,800	3,801,611
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.134% (LIBOR 3 Month + 2.00%), 04/17/2033(b)(d)		2,090	2,093,910

48 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Madison Park Funding LI Ltd. Series 2021-51A, Class D 3.20% (LIBOR 3 Month + 3.05%), 07/19/2034(b)(d)	U.S.$	3,471	$3,471,516
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 1.247% (LIBOR 3 Month + 1.12%), 07/25/2034(b)(d)		10,832	10,831,593
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 2.941% (LIBOR 3 Month + 2.80%), 07/16/2035(b)(d)		250	247,179
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 1.242% (LIBOR 3 Month + 1.13%), 07/17/2035(b)(d)		6,600	6,603,505
OCP CLO Ltd. Series 2020-18A, Class AR 1.224% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(d)		8,088	8,099,032
Pikes Peak CLO 8 Series 2021-8A, Class A 1.322% (LIBOR 3 Month + 1.17%), 07/20/2034(b)(d)		7,300	7,306,475
Regatta XX Funding Ltd. Series 2021-2A, Class A 1.244% (LIBOR 3 Month + 1.16%), 10/15/2034(b)(d)		11,084	11,085,287
Rockford Tower CLO Ltd. Series 2021-2A, Class A1 1.273% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(d)		5,449	5,451,961
Series 2021-3A, Class D 3.37% (LIBOR 3 Month + 3.25%), 10/20/2034(b)(d)		3,200	3,200,000
Sixth Street CLO XVI Ltd. Series 2021-20A, Class D 3.16% (LIBOR 3 Month + 3.05%), 10/20/2034(b)(d)		1,900	1,899,901
Voya CLO Ltd. Series 2019-1A, Class DR 2.976% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(d)		1,850	1,845,591

Total Collateralized Loan Obligations (cost $99,892,703)			99,965,490

abfunds.com	AB BOND FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 2.5%
Canada – 0.5%
Canadian Government Real Return Bond 1.50%, 12/01/2044	CAD	18,713	$18,914,908

United States – 2.0%
U.S. Treasury Inflation Index 0.375%, 01/15/2027 (TIPS)	U.S.$	70,627	77,954,024

Total Inflation-Linked Securities (cost $97,927,325)			96,868,932

ASSET-BACKED SECURITIES – 2.5%
Other ABS-Fixed Rate – 1.4%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(b)(e)		8,468	8,584,530
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(b)		5,400	5,427,256
Series 2021-Z1, Class A 1.07%, 08/15/2025(b)		3,811	3,819,443
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)		3,500	3,530,753
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(b)		3,651	3,607,533
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(b)		4,420	4,543,548
FREED ABS Trust Series 2021-2, Class A 0.68%, 06/19/2028(b)		67	66,783
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(b)(e)		2,666	2,675,412
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		3,250	3,633,879
Series 2020-1A, Class A2 3.981%, 12/20/2050(b)		2,631	2,787,543
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		3,248	3,345,098

50 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(b)	U.S.$	2,008	$2,011,941
Series 2021-CA, Class B 2.53%, 04/20/2062(b)		3,421	3,400,380
SoFi Consumer Loan Program Trust Series 2019-3, Class A 2.90%, 05/25/2028(b)		159	158,935
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(b)		2,108	2,118,441
Series 2021-3, Class B 1.66%, 07/20/2031(b)		5,220	5,198,044

			54,909,519

Autos-Fixed Rate – 0.8%
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class A 4.00%, 03/20/2025(b)		6,700	7,179,361
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		3,439	3,437,192
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 09/15/2023(b)		2,292	2,302,099
CPS Auto Trust Series 2021-C, Class D 1.69%, 06/15/2027(b)		5,050	5,023,997
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(b)		3,638	3,636,786
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(b)		1,029	1,031,878
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(b)		1,654	1,656,152
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(b)		5,650	5,648,722

			29,916,187

Credit Cards-Fixed Rate – 0.3%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(b)		4,282	4,327,541

abfunds.com	AB BOND FUNDS | 51

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(b)	U.S.$	1,601	$1,594,090
World Financial Network Credit Card Master Trust Series 2019-B, Class M 3.04%, 04/15/2026		5,000	5,081,415

			11,003,046

Home Equity Loans-Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.211% (LIBOR 1 Month + 1.13%), 12/25/2032(d)		293	292,713
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.686% (LIBOR 1 Month + 0.60%), 04/25/2034(d)		3	3,308

			296,021

Total Asset-Backed Securities (cost $94,949,583)			96,124,773

CORPORATES - NON-INVESTMENT GRADE – 2.4%
Industrial – 2.0%
Capital Goods – 0.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(b)		6,296	6,291,467
GFL Environmental, Inc. 3.50%, 09/01/2028(b)		5,836	5,870,549

			12,162,016

Communications-Media – 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(b)		6,548	6,687,290
Netflix, Inc. 5.875%, 11/15/2028		7,751	9,497,068
Sirius XM Radio, Inc. 4.00%, 07/15/2028(b)		5,477	5,574,053

			21,758,411

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Communications-Telecommunications – 0.1%
Lumen Technologies, Inc. 4.50%, 01/15/2029(b)	U.S.$	5,698	$5,523,413

Consumer Cyclical-Entertainment – 0.4%
Carnival Corp. 4.00%, 08/01/2028(b)		5,633	5,691,977
Mattel, Inc. 3.375%, 04/01/2026(b)		4,312	4,446,621
3.75%, 04/01/2029(b)		4,311	4,494,476

			14,633,074

Consumer Cyclical-Retailers – 0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(b)		3,832	3,871,010

Consumer Non-Cyclical – 0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(b)		3,900	3,884,166
Jazz Securities DAC 4.375%, 01/15/2029(b)		2,196	2,276,154
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(b)		5,820	5,817,824
Newell Brands, Inc. 4.70%, 04/01/2026		2,719	2,996,773
4.875%, 06/01/2025		669	738,509

			15,713,426

Energy – 0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(b)		2,143	2,138,307

			75,799,657

Financial Institutions – 0.4%
Banking – 0.4%
Credit Suisse Group AG 6.375%, 08/21/2026(b)(c)		611	670,963
7.50%, 07/17/2023-12/11/2023(b)(c)		8,565	9,219,272
Intesa Sanpaolo SpA 5.017%, 06/26/2024(b)		6,204	6,705,966

			16,596,201

Total Corporates - Non-Investment Grade (cost $90,845,523)			92,395,858

abfunds.com	AB BOND FUNDS | 53

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 1.1%
United States – 1.1%
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023	U.S.$	4,170	$4,223,639
State Board of Administration Finance Corp. Series 2020-A 1.705%, 07/01/2027		6,821	6,930,771
State of California Series 2010 5.70%, 11/01/2021		5,440	5,462,876
7.625%, 03/01/2040		8,520	14,170,236
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		4,782	4,906,850
University of California Series 2021-B 3.071%, 05/15/2051		7,960	8,066,392

Total Local Governments - US Municipal Bonds (cost $37,758,904)			43,760,764

EMERGING MARKETS - CORPORATE BONDS – 0.6%
Industrial – 0.6%
Basic – 0.1%
CSN Resources SA 4.625%, 06/10/2031(b)		2,669	2,632,301
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)		1,602	1,557,745

			4,190,046

Capital Goods – 0.4%
Cemex SAB de CV 3.875%, 07/11/2031(b)	.	6,305	6,293,020
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,960	5,285,500
6.95%, 01/17/2028(b)		1,797	2,034,294
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)		3,418	56,405

			13,669,219

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)		825	817,163

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(b)		2,862	2,730,527

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.0%
BRF GmbH 4.35%, 09/29/2026(b)	U.S.$	1,272	$1,309,603

			22,716,558

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(f)		565	581,035

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(b)(i)		2,263	175,852
7.125%, 12/26/2046(b)(i)		637	57,336

			233,188

Total Emerging Markets - Corporate Bonds (cost $27,668,529)			23,530,781

QUASI - SOVEREIGNS – 0.5%
Quasi - Sovereign Bonds – 0.5%
Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(b)		2,207	2,394,705
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(b)		2,363	2,743,000

			5,137,705

Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(b)		6,919	6,788,404
Petroleos Mexicanos 6.75%, 09/21/2047		3,731	3,232,352
6.84%, 01/23/2030		170	174,743

			10,195,499

Peru – 0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(b)		4,204	4,140,940

Total Quasi - Sovereigns (cost $19,128,343)			19,474,144

abfunds.com	AB BOND FUNDS | 55

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS- SOVEREIGNS – 0.5%
Dominican Republic – 0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(b)	U.S.$	8,182	$8,347,174

Egypt – 0.2%
Egypt Government International Bond 5.875%, 02/16/2031(b)		7,688	7,015,300

Oman – 0.1%
Oman Government International Bond 4.875%, 02/01/2025(b)		1,111	1,152,177
6.25%, 01/25/2031(b)		1,612	1,720,810

			2,872,987

Total Emerging Markets - Sovereigns (cost $18,413,485)			18,235,461

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(e)(j)(k)(l) (cost $9,248,550)		9,249	9,604,300

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	2,490	2,327,839

Qatar – 0.0%
Qatar Government International Bond 3.40%, 04/16/2025(b)		2,155	2,324,437

Saudi Arabia – 0.1%
Saudi Government International Bond 2.90%, 10/22/2025(b)		4,056	4,309,500

Total Governments - Sovereign Bonds (cost $8,682,195)			8,961,776

56 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

AGENCIES – 0.2%
Agency Debentures – 0.2%
Federal Home Loan Bank 2.50%, 02/13/2024 (cost $6,159,394)	U.S.$	6,170	$6,481,840

SHORT-TERM INVESTMENTS – 8.0%
U.S. Treasury Bills – 8.0%
U.S. Treasury Bill Zero Coupon, 10/28/2021-09/08/2022 (cost $307,039,366)		307,090	307,032,520

Total Investments – 104.4% (cost $3,936,890,172)			4,015,980,765
Other assets less liabilities – (4.4)%			(168,483,390)

Net Assets – 100.0%			$3,847,497,375

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	598	December 2021	$86,859,500	$(1,384,346)
U.S. T-Note 2 Yr (CBT) Futures	713	December 2021	156,898,992	(154,563)
U.S. T-Note 5 Yr (CBT) Futures	144	December 2021	17,674,875	(140,811)
U.S. Ultra Bond (CBT) Futures	393	December 2021	75,087,563	(2,221,445)

				$(3,901,165)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CAD	119,290	USD	93,670	11/19/2021	$(504,280)
Citibank, NA	AUD	103,944	USD	74,908	11/09/2021	(250,047)
Deutsche Bank AG	USD	37,910	RUB	2,793,637	12/15/2021	16,250
Goldman Sachs Bank USA	MYR	38,425	USD	9,242	12/22/2021	102,723
Morgan Stanley Capital Services, Inc.	USD	2,758	AUD	3,725	11/09/2021	(65,016)
Societe Generale	SEK	312,111	USD	36,266	10/13/2021	611,328
State Street Bank & Trust Co.	SEK	1,920	USD	220	10/13/2021	1,027
State Street Bank & Trust Co.	AUD	5,503	USD	3,971	11/09/2021	(7,759)

						$(95,774)

abfunds.com	AB BOND FUNDS | 57

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	47,370	09/07/2026	CPI#	2.670%	Maturity	$(287,540)	$	– 0	–	$(287,540)
USD	47,370	09/07/2031	2.519%	CPI#	Maturity	485,218		– 0	–	485,218

						$197,678	$	– 0	–	$197,678

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
SEK	1,163,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/ Annual	$(1,571,502)	$764		$(1,572,266)
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	(566,925)	– 0	–	(566,925)
CAD	21,490	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	161,984	– 0	–	161,984

						$(1,976,443)	$764		$(1,977,207)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.16%	USD	8,912	$684,442	$597,133	$87,309
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	7,235	555,648	519,389	36,259
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,787	137,242	116,502	20,740
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,786	137,164	116,436	20,728
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,867	143,385	124,445	18,940
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	3,618	277,863	275,857	2,006
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	559	42,931	110,904	(67,973)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	559	42,931	110,990	(68,059)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	4,752	364,953	923,728	(558,775)

58 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	5.16%	USD	4,797	$368,409	$964,759	$(596,350)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	11,881	912,460	2,330,489	(1,418,029)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	23,761	1,824,845	4,748,695	(2,923,850)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	4,173	320,486	714,122	(393,636)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	2,550	195,839	507,562	(311,723)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	2,226	170,956	426,118	(255,162)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	4,452	341,914	896,602	(554,688)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	39	(11,076)	(6,025)	(5,051)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	129	(36,636)	(14,920)	(21,716)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	160	(45,440)	(20,122)	(25,318)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	138	(39,192)	(13,463)	(25,729)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	194	(55,096)	(23,609)	(31,487)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	229	(65,036)	(28,786)	(36,250)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	225	(63,900)	(27,381)	(36,519)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	260	(73,840)	(37,165)	(36,675)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	238	(67,592)	(30,275)	(37,317)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	248	(70,432)	(32,296)	(38,136)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	315	(89,460)	(38,334)	(51,126)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	320	(90,880)	(35,138)	(55,742)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	432	(122,688)	(49,966)	(72,722)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	460	(130,640)	(50,511)	(80,129)

abfunds.com	AB BOND FUNDS | 59

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	641	$(182,044)	$(67,479)	$(114,565)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,545	(722,780)	(193,325)	(529,455)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1	(284)	(120)	(164)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,375	(390,500)	(106,949)	(283,551)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,204	(625,936)	(313,613)	(312,323)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,776	(504,384)	(141,075)	(363,309)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,160	(613,440)	(123,385)	(490,055)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8,500	(2,414,000)	(563,678)	(1,850,322)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	7,805	(813,801)	(146,442)	(667,359)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	345	(97,980)	(38,789)	(59,191)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	148	(42,032)	(21,560)	(20,472)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,687	(479,108)	(264,467)	(214,641)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,496	(424,864)	(180,811)	(244,053)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,982	(562,888)	(292,227)	(270,661)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,727	(490,468)	(208,730)	(281,738)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,355	(668,820)	(374,499)	(294,321)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,315	(941,460)	(363,694)	(577,766)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,315	(941,460)	(363,552)	(577,908)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4,586	(1,302,424)	(315,569)	(986,855)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	308	(87,472)	(28,819)	(58,653)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	323	(91,732)	(30,232)	(61,500)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	415	(117,860)	(48,815)	(69,045)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	616	(174,944)	(75,396)	(99,548)

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	1,260	$(357,840)	$(149,519)	$(208,321)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,317	(374,028)	(122,901)	(251,127)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,997	(567,148)	(135,069)	(432,079)

						$(8,430,137)	$8,405,025	$(16,835,162)

*	Termination date

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $834,992,337 or 21.7% of net assets.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.44% of net assets as of September 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$1,135,183	$1,134,841	0.03%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	2,377,742	2,377,118	0.06%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	255,727	255,366	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	7,336,623	7,095,370	0.18%
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.336%, 11/25/2024	11/06/2015	309,182	300,022	0.01%

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.034%, 11/15/2026	11/16/2015	$2,189,337	$2,017,014	0.05%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.437%, 02/27/2023	02/11/2020	1,554,782	1,559,961	0.04%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	565,000	581,035	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.336%, 11/25/2025	09/28/2015	1,395,403	1,338,961	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.586%, 11/25/2025	09/28/2015	366,297	362,492	0.01%

(g)	IO – Interest Only.

(h)	Inverse interest only security.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2021.

(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$9,248,550	$9,604,300	0.25%

(k)	Non-income producing security.

(l)	Fair valued by the Adviser.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

MYR – Malaysian Ringgit

RUB – Russian Ruble

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

SHORT DURATION PLUS PORTFOLIO

September 30, 2021

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 56.7%
United States – 56.7%
U.S. Treasury Notes 0.125%, 08/31/2022(a)	U.S.$	59,365	$59,383,351
0.125%, 08/31/2023		3,984	3,973,617
0.375%, 11/30/2025		96	93,650
0.75%, 08/31/2026		2,178	2,153,838
1.625%, 12/31/2021		7,632	7,661,812
2.875%, 11/15/2021–09/30/2023		71,928	75,292,944

Total Governments - Treasuries (cost $148,602,025)			148,559,212

ASSET-BACKED SECURITIES – 7.0%
Autos-Fixed Rate – 4.7%
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026		190	189,085
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028		622	624,995
CPS Auto Receivables Trust Series 2020-C, Class B 1.01%, 01/15/2025(b)		603	604,900
Series 2021-A, Class C 0.83%, 09/15/2026(b)		635	634,443
Series 2021-B, Class C 1.23%, 03/15/2027(b)		389	389,715
Donlen Fleet Lease Funding 2 LLC Series 2021-2, Class C 1.20%, 12/11/2034(b)		371	370,477
Drive Auto Receivables Trust Series 2021-1, Class C 1.02%, 06/15/2027		220	220,664
DT Auto Owner Trust Series 2021-1A, Class C 0.84%, 10/15/2026(b)		760	760,278
Series 2021-2A, Class C 1.10%, 02/16/2027(b)		185	185,426
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026		540	541,023
Series 2020-3A, Class C 1.32%, 07/15/2025		477	482,070
First Investors Auto Owner Trust Series 2018-1A, Class E 5.35%, 07/15/2024(b)		650	668,301

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2020-1A, Class A 1.49%, 01/15/2025(b)	U.S.$	66	$66,508
Series 2021-1A, Class C 1.17%, 03/15/2027(b)		351	349,857
Flagship Credit Auto Trust Series 2019-4, Class B 2.53%, 11/17/2025(b)		590	601,905
Series 2020-4, Class C 1.28%, 02/16/2027(b)		615	619,443
Ford Credit Auto Owner Trust Series 2021-1, Class C 1.91%, 10/17/2033(b)		202	202,010
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(b)		229	226,815
JPMorgan Chase Bank NA-CACLN Series 2020-1, Class C 1.389%, 01/25/2028(b)		426	427,974
Series 2020-2, Class D 1.487%, 02/25/2028(b)		172	172,618
Series 2021-1, Class B 0.875%, 09/25/2028(b)		713	713,237
Series 2021-2, Class B 0.889%, 12/26/2028(b)		566	565,837
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D 1.57%, 01/15/2027(b)		727	729,624
Santander Drive Auto Receivables Trust Series 2020-4, Class D 1.48%, 01/15/2027		424	429,376
Westlake Automobile Receivables Trust Series 2020-3A, Class C 1.24%, 11/17/2025(b)		657	662,288
Series 2021-1A, Class C 0.95%, 03/16/2026(b)		837	840,217

			12,279,086

Other ABS-Fixed Rate – 2.0%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(b)		206	207,040
Series 2021-A, Class A 0.88%, 08/15/2025(b)		479	480,052
Series 2021-B, Class B 1.24%, 08/17/2026(b)		198	197,598

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2021-Z1, Class A 1.07%, 08/15/2025(b)	U.S.$	248	$248,863
Avant Loans Funding Trust Series 2021-REV1, Class A 1.21%, 07/15/2030(b)		811	811,248
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)		100	100,879
Crossroads Asset Trust Series 2021-A, Class B 1.12%, 06/20/2025(b)		172	171,987
FREED ABS Trust Series 2021-2, Class A 0.68%, 06/19/2028(b)		373	373,315
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		870	972,398
Marlette Funding Trust Series 2019-3A, Class A 2.69%, 09/17/2029(b)		6	5,511
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		225	232,221
Nelnet Student Loan Trust 2021-C Series 2021-CA, Class AFX 1.32%, 04/20/2062(b)		530	527,253
SoFi Consumer Loan Program Trust Series 2019-3, Class A 2.90%, 05/25/2028(b)		12	12,226
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(b)		374	376,322
Series 2021-1, Class A 0.87%, 03/20/2031(b)		154	154,036
Series 2021-3, Class B 0.83%, 07/20/2031(b)		513	512,802

			5,383,751

Credit Cards-Fixed Rate – 0.3%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(b)		555	560,903
Mission Lane Credit Card Master Trust Series 2021-A, Class B 1.59%, 09/15/2026(b)		142	141,961

			702,864

Total Asset-Backed Securities (cost $18,286,622)			18,365,701

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.5%
Non-Agency Floating Rate CMBS – 3.2%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.084% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(c)	U.S.$	113	$113,306
BBCMS Mortgage Trust Series 2020-BID, Class A 2.224% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(c)		546	549,230
BCP Trust Series 2021-330N, Class A 0.883% (LIBOR 1 Month + 0.80%), 06/15/2038(b)(c)		103	102,035
BFLD Trust Series 2021-FPM, Class A 1.684% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(c)		795	795,478
CLNY Trust Series 2019-IKPR, Class D 2.109% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(c)		180	179,716
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.117% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(c)		297	297,233
DROP Mortgage Trust Series 2021-FILE, Class A 1.23% (LIBOR 1 Month + 1.15%), 04/15/2026(b)(c)		570	571,767
GCT Commercial Mortgage Trust Series 2021-GCT, Class B 1.334% (LIBOR 1 Month + 1.25%), 02/15/2038(b)(c)		469	469,006
Great Wolf Trust Series 2019-WOLF, Class A 1.118% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(c)		700	699,784
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.284% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(c)		503	502,968
Series 2019-SMP, Class A 1.234% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(c)		250	249,997

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(d)	U.S.$	470	$486,126
Invitation Homes Trust Series 2018-SFR1, Class C 1.334% (LIBOR 1 Month + 1.25%), 03/17/2037(b)(c)		880	881,020
Series 2018-SFR3, Class A 1.084% (LIBOR 1 Month + 1.00%), 07/17/2037(b)(c)		206	206,411
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 3.134% (LIBOR 1 Month + 3.05%), 05/15/2036(b)(c)		365	326,429
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.867% (LIBOR 1 Month + 0.78%), 07/15/2033(b)(c)		409	406,998
Series 2019-MILE, Class A 1.584% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(c)		166	165,598
Starwood Retail Property Trust Series 2014-STAR, Class A 1.554% (LIBOR 1 Month + 1.47%), 11/15/2027(b)(c)		859	523,908
VASA Trust Series 2021-VASA, Class A 0.984% (LIBOR 1 Month + 0.90%), 07/15/2039(b)(c)		830	830,236

			8,357,246

Non-Agency Fixed Rate CMBS – 3.1%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)		185	170,028
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class AS 3.683%, 09/10/2045(b)		600	611,663
Series 2013-GC11, Class AS 3.422%, 04/10/2046		771	795,627
Series 2013-GC11, Class B 3.732%, 04/10/2046		350	362,455
Series 2013-GC15, Class C 5.352%, 09/10/2046		516	537,579
Commercial Mortgage Trust Series 2014-UBS4, Class A5 3.694%, 08/10/2047		750	800,090

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(b)	U.S.$	588	$590,254
Series 2012-GC6, Class B 6.047%, 01/10/2045(b)		450	451,647
Series 2012-GCJ7, Class AS 4.085%, 05/10/2045		500	506,022
Series 2012-GCJ9, Class AS 3.124%, 11/10/2045		518	528,941
Series 2015-GC28, Class A5 3.396%, 02/10/2048		500	535,402
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(d)(e)		71	71,358
Series 2021-1, Class A2 2.435%, 08/15/2026(d)(e)		142	145,936
Series 2021-1, Class AS 2.638%, 08/15/2026(d)(e)		18	18,460
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.976%, 09/15/2047(f)		20	405
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class C 4.78%, 10/15/2045(b)		355	359,097
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		506	512,536
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.467%, 07/15/2049(b)		86	85,662
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A3 2.533%, 12/10/2045		493	493,032
Series 2013-C5, Class C 4.217%, 03/10/2046(b)		505	502,699
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		64	63,502
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class XA 1.635%, 12/15/2045(b)(f)		3	36

			8,142,431

Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 02/25/2023		568	580,289

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2006-51, Class IO 0.961%, 08/16/2046(f)	U.S.$	339	$848

			581,137

Total Commercial Mortgage-Backed Securities (cost $17,509,699)			17,080,814

CORPORATES - INVESTMENT GRADE – 5.7%
Financial Institutions – 3.3%
Banking – 2.4%
Bank of America Corp. 1.734%, 07/22/2027		790	794,084
Citigroup, Inc. 3.106%, 04/08/2026		346	367,359
3.142%, 01/24/2023		650	655,447
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	310,259
Credicorp Ltd. 2.75%, 06/17/2025(b)		389	394,796
Danske Bank A/S 3.244%, 12/20/2025(b)		525	557,561
Deutsche Bank AG/New York NY 3.95%, 02/27/2023		234	244,427
Goldman Sachs Group, Inc. (The) 3.75%, 05/22/2025		222	240,561
Mitsubishi UFJ Financial Group, Inc. 3.218%, 03/07/2022		1,000	1,012,440
NatWest Markets PLC 3.625%, 09/29/2022(b)		825	852,233
Standard Chartered PLC 0.991%, 01/12/2025(b)		621	619,069
UBS AG/London 1.75%, 04/21/2022(b)		212	213,526

			6,261,762

Finance – 0.5%
Aviation Capital Group LLC 1.95%, 01/30/2026–09/20/2026(b)		397	395,171
5.50%, 12/15/2024(b)		65	72,848
Azure Orbit IV International Finance Ltd. 3.75%, 01/25/2023(b)		900	927,432

			1,395,451

Insurance – 0.2%
Metropolitan Life Global Funding I 2.40%, 06/17/2022(b)		650	660,238

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

REITs – 0.2%
Vornado Realty LP 2.15%, 06/01/2026	U.S.$	426	$433,033

			8,750,484

Industrial – 2.3%
Capital Goods – 0.1%
John Deere Capital Corp. 3.20%, 01/10/2022		236	237,902

Communications - Media – 0.2%
Walt Disney Co. (The) 3.35%, 03/24/2025		561	605,442

Consumer Cyclical - Automotive – 0.2%
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(b)		585	620,369

Consumer Cyclical - Other – 0.3%
Las Vegas Sands Corp. 2.90%, 06/25/2025		393	394,942
3.20%, 08/08/2024		227	233,054

			627,996

Consumer Non-Cyclical – 0.7%
BAT International Finance PLC 1.668%, 03/25/2026		740	740,370
Cencosud SA 5.15%, 02/12/2025(b)		481	528,138
Sigma Alimentos SA de CV 4.125%, 05/02/2026(b)		491	535,988

			1,804,496

Energy – 0.2%
BP Capital Markets America, Inc. 2.937%, 04/06/2023		454	471,048

Services – 0.1%
Expedia Group, Inc. 4.625%, 08/01/2027		168	190,507

Technology – 0.4%
Baidu, Inc. 1.625%, 02/23/2027		397	391,779
International Business Machines Corp. 2.85%, 05/13/2022		675	686,178

			1,077,957

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 05/04/2025	U.S.$	279	$315,758

			5,951,475

Utility – 0.1%
Electric – 0.1%
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		230	242,678

Total Corporates - Investment Grade (cost $14,757,393)			14,944,637

INFLATION-LINKED SECURITIES – 4.5%
United States – 4.5%
U.S. Treasury Inflation Index 0.125%, 10/15/2024 (TIPS)		2,533	2,708,200
0.25%, 01/15/2025 (TIPS)		1,691	1,815,842
0.625%, 01/15/2026 (TIPS)		6,504	7,176,305

Total Inflation-Linked Securities (cost $11,718,623)			11,700,347

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.6%
Risk Share Floating Rate – 2.4%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 1.836% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(c)		400	400,000
Series 2019-3A, Class M1B 1.686% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(c)		260	260,360
Series 2020-2A, Class M1B 3.286% (LIBOR 1 Month + 3.20%), 08/26/2030(b)(c)		121	122,200
Series 2021-1A, Class M1B 2.25% (SOFR + 2.20%), 03/25/2031(b)(c)		684	700,276
Series 2021-2A, Class M1A 1.25% (SOFR + 1.20%), 06/25/2031(b)(c)		368	369,447
Series 2021-3A, Class A2 1.05% (SOFR + 1.00%), 09/25/2031(b)(c)		480	482,087
Eagle Re Ltd. Series 2020-1, Class M1A 0.986% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(c)		375	373,523

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M 3 3.386% (LIBOR 1 Month + 3.30%), 10/25/2027(c)	U.S.$	191	$194,847
Series 2020-DNA6, Class M1 0.95% (SOFR + 0.90%), 12/25/2050(b)(c)		79	79,337
Series 2021-DNA5, Class M2 1.70% (SOFR + 1.65%), 01/25/2034(b)(c)		199	200,344
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 4.986% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		267	276,686
Series 2015-C01, Class 1M2 4.386% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		68	69,823
Series 2015-C02, Class 1M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		17	17,283
Series 2016-C03, Class 2M2 5.986% (LIBOR 1 Month + 5.90%), 10/25/2028(c)		273	286,250
Series 2016-C06, Class 1M2 4.336% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		156	161,607
Home Re Ltd. Series 2020-1, Class M1B 3.336% (LIBOR 1 Month + 3.25%), 10/25/2030(b)(c)		336	338,798
Series 2021-1, Class M1A 1.136% (LIBOR 1 Month + 1.05%), 07/25/2033(b)(c)		754	753,036
Mortgage Insurance-Linked Notes Series 2021-3, Class M1A 1.95% (SOFR + 1.90%), 02/25/2034(b)(c)		297	298,223
Oaktown Re V Ltd. Series 2020-2A, Class M1A 2.486% (LIBOR 1 Month + 2.40%), 10/25/2030(b)(c)		44	43,621
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.837% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(c)		105	104,414
Series 2019-3R, Class A 2.787% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(c)		40	40,198

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Radnor Re Ltd. Series 2019-1, Class M1B 2.036% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(c)	U.S.$	192	$192,307
Series 2019-2, Class M1B 1.836% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(c)		222	222,040
Series 2020-1, Class M1A 1.036% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(c)		185	184,253
Traingle Re Ltd. Series 2020-1, Class M1A 3.086% (LIBOR 1 Month + 3.00%), 10/25/2030(b)(c)		76	76,036
Series 2021-1, Class M1A 1.786% (LIBOR 1 Month + 1.70%), 08/25/2033(b)(c)		88	88,258

			6,335,254

Agency Floating Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 0.584% (LIBOR 1 Month + 0.50%), 06/15/2039(c)		342	345,751
Series 4286, Class VF 0.534% (LIBOR 1 Month + 0.45%), 12/15/2043(c)		297	300,152
Federal National Mortgage Association REMICs Series 2013-57, Class FN 0.436% (LIBOR 1 Month + 0.35%), 06/25/2043(c)		221	221,756
Series 2014-49, Class AF 0.416% (LIBOR 1 Month + 0.32%), 08/25/2044(c)		382	381,783

			1,249,442

Non-Agency Floating Rate – 0.4%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.186% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(c)		72	72,808
Mello Warehouse Securitization Trust Series 2020-1, Class A 0.986% (LIBOR 1 Month + 0.90%), 10/25/2053(b)(c)		514	515,227

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2021-1, Class A 0.784% (LIBOR 1 Month + 0.70%), 02/25/2055(b)(c)	U.S.$	346	$345,666

			933,701

Agency Fixed Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		413	422,476
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 02/25/2044		40	40,723

			463,199

Non-Agency Fixed Rate – 0.1%
Provident Funding Mortgage Warehouse Securitization Trust Series 2021-1, Class A 0.786%, 02/25/2055(b)		396	393,971

Total Collateralized Mortgage Obligations (cost $9,343,259)			9,375,567

AGENCIES – 2.1%
Agency Debentures – 2.1%
Federal Home Loan Bank 1.375%, 02/17/2023		750	762,565
2.50%, 02/13/2024		445	467,491
3.00%, 10/12/2021		1,450	1,451,303
Federal Home Loan Mortgage Corp. 0.25%, 08/24/2023		2,000	1,999,127
Federal National Mortgage Association 2.50%, 02/05/2024		810	850,281

Total Agencies (cost $5,450,856)			5,530,767

COLLATERALIZED LOAN OBLIGATIONS – 1.7%
CLO - Floating Rate – 1.7%
AGL CLO 12 Ltd. Series 2021-12A, Class A1 1.29% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(c)		686	686,130
Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.084% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(c)		320	320,510

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Elevation CLO Ltd. Series 2020-11A, Class C 2.326% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(c)	U.S.$	250	$244,025
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.204% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(c)		453	453,101
Kayne CLO II Ltd. Series 2018-2A, Class AR 1.206% (LIBOR 3 Month + 1.08%), 10/15/2031(b)(c)		614	615,286
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 1.247% (LIBOR 3 Month + 1.12%), 07/25/2034(b)(c)		739	739,472
Neuberger Berman Loan Advisers CLO Ltd. Series 2021-42A, Class A 1.241% (LIBOR 3 Month + 1.10%), 07/16/2035(b)(c)		799	799,340
OCP CLO Ltd. Series 2020-18A, Class AR 1.224% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(c)		590	590,805
Voya CLO Ltd. Series 2019-1A, Class DR 2.976% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(c)		130	129,690

Total Collateralized Loan Obligations (cost $4,582,310)			4,578,359

MORTGAGE PASS-THROUGHS – 0.9%
Agency Fixed Rate 30-Year – 0.9%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049-11/01/2049		954	1,027,425
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040		754	850,167
Government National Mortgage Association Series 2002 7.50%, 03/15/2032		37	42,855
Series 2009 5.00%, 10/15/2039		284	321,872

			2,242,319

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 15-Year – 0.0%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 07/01/2025	U.S.$	38	$39,109
6.50%, 03/01/2026		56	58,273

			97,382

Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 1.586% (LIBOR 6 Month + 1.31%), 01/01/2037(c)		1	1,068

Total Mortgage Pass-Throughs (cost $2,258,851)			2,340,769

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.8%
United States – 0.8%
City of New York NY Series 2021-D 0.982%, 08/01/2025		740	741,333
New Jersey Turnpike Authority Series 2021-B 1.047%, 01/01/2026		125	124,414
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		280	283,602
State of California Series 2010 5.70%, 11/01/2021		350	351,472
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		569	583,605

Total Local Governments - US Municipal Bonds (cost $2,072,494)			2,084,426

QUASI - SOVEREIGNS – 0.2%
Quasi - Sovereign Bonds – 0.2%
China – 0.2%
Sinopec Group Overseas Development 2018 Ltd. 2.50%, 08/08/2024(b) (cost $515,280)		516	537,156

abfunds.com	AB BOND FUNDS | 77

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 7.3%
U.S. Treasury Bills – 7.3%
U.S. Treasury Bill Zero Coupon, 03/10/2022 – 09/08/2022 (cost $19,082,097)	19,091	$19,081,468

Total Investments – 97.0% (cost $254,179,509)		254,179,223
Other assets less liabilities – 3.0%		7,921,514

Net Assets – 100.0%		$262,100,737

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	19	December 2021	$2,759,750	$(35,550)
U.S. T-Note 2 Yr (CBT) Futures	332	December 2021	73,058,156	(54,853)

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	70	December 2021	8,591,953	47,879

				$(42,524)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	2,830	05/21/2031	1.617%	3 Month LIBOR	Semi-Annual/Quarterly	$(40,543)	$	– 0	–	$(40,543)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.16%	USD	363	$27,878	$24,322	$3,556
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	295	22,656	20,456	2,200

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	5.16%	USD	295	$22,656	$21,178	$1,478
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	119	9,139	7,758	1,381
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	118	9,063	7,693	1,370
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	113	8,678	7,532	1,146
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	147	11,289	11,208	81
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	239	18,356	46,459	(28,103)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	241	18,509	48,469	(29,960)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	308	23,655	61,107	(37,452)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	308	23,655	61,154	(37,499)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	597	45,850	117,103	(71,253)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	1,194	91,699	238,624	(146,925)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	289	22,195	49,456	(27,261)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	128	9,831	25,478	(15,647)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	155	11,904	29,671	(17,767)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.16	USD	308	23,654	62,029	(38,375)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	3	(853)	(464)	(389)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	3	(852)	(371)	(481)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	13	(3,692)	(1,582)	(2,110)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	14	(3,976)	(1,619)	(2,357)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	15	(4,260)	(1,886)	(2,374)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	15	(4,260)	(1,825)	(2,435)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	19	(5,396)	(2,086)	(3,310)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	21	(5,964)	(2,556)	(3,408)

abfunds.com	AB BOND FUNDS | 79

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	38	$(10,792)	$(4,080)	$(6,712)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	132	(37,488)	(10,267)	(27,221)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	168	(47,712)	(13,345)	(34,367)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	209	(59,356)	(11,939)	(47,417)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	860	(244,240)	(57,031)	(187,209)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	445	(126,380)	(30,621)	(95,759)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	58	(16,472)	(7,134)	(9,338)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	133	(37,772)	(20,850)	(16,922)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	160	(45,440)	(23,590)	(21,850)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	186	(52,824)	(29,578)	(23,246)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	40	(11,360)	(4,896)	(6,464)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	139	(39,476)	(16,495)	(22,981)

						$(357,898)	$597,482	$(955,380)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $45,182,544 or 17.2% of net assets.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.29% of net assets as of September 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$71,375	$71,358	0.03%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	145,965	145,936	0.06%

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	$18,487	$18,460	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	502,655	486,126	0.19%

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	IO – Interest Only.

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB BOND FUNDS | 81

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
ASSETS
Investments in securities, at value	$4,015,980,765		$254,179,223
Foreign currencies, at value(a)	818,866		– 0	–
Cash	10,452,548		9,717,037
Cash collateral due from broker	7,472,230		517,984
Receivables:
Interest	17,686,470		341,209
Investment securities sold	92,909,409		671
Capital shares sold	1,914,219		4,399
Variation margin on futures	102,963		21,178
Variation margin on centrally cleared swaps	99,838		– 0	–
Market value on credit default swaps(b)	6,521,468		400,667
Unrealized appreciation of forward currency exchange contracts	731,328		– 0	–

Total assets	4,154,690,104		265,182,368

LIABILITIES
Cash collateral due to broker	4,033,000		338,000
Payables:
Dividends to shareholders	1,457,933		32,960
Investment securities purchased	281,387,347		1,624,696
Capital shares redeemed	2,168,150		88,925
Management fee	1,368,393		56,726
Shareholder servicing fee	319,628		20,264
Variation margin on centrally cleared swaps	– 0	–	3,911
Foreign capital gains taxes	170,320		– 0	–
Distribution fee	365		4,118
Transfer Agent fee	41,134		6,308
Directors’ fees payable	105		– 0	–
Accrued expenses	467,647		147,158
Market value on credit default swaps(c)	14,951,605		758,565
Unrealized depreciation of forward currency exchange contracts	827,102		– 0	–

Total liabilities	307,192,729		3,081,631

Net Assets	$3,847,497,375		$262,100,737

Cost of investments	$3,936,890,172		$254,179,509

Net Assets Consist of:
Capital stock, at par	$285,260		$22,461
Additional paid-in capital	3,756,293,564		273,460,303
Distributable earnings	90,918,551		(11,382,027)

	$3,847,497,375		$262,100,737

(a)	Cost: $818,670 and $0, respectively. (Note 1)

(b)	Net premiums paid of $13,483,731 and $839,697, respectively.

(c)	Net premiums received of $5,078,706 and $242,215, respectively.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
CALCULATION OF MAXIMUM OFFERING PRICE
Intermediate Duration Class Shares/ Short Duration Plus Class Shares
Net Assets	$3,845,734,722	$245,284,797
Shares of capital stock outstanding	285,128,997	21,020,308

Net asset value, offering and redemption price per share	$13.49	$11.67

Class A Shares
Net Assets	$1,741,067	$15,783,640
Shares of capital stock outstanding	128,922	1,351,674

Net asset value and redemption price per share	$13.50	$11.68
Sales charge—4.25% of public offering price	0.60	0.52

Maximum offering price	$14.10	$12.20

Class C Shares
Net Assets		$1,032,300
Shares of capital stock outstanding		88,605

Net asset value and offering price per share		$11.65

Advisor Class Shares
Net Assets	$11,464
Shares of capital stock outstanding	850

Net asset value and offering price per share	$13.49

Class Z Shares
Net Assets	$10,122
Shares of capital stock outstanding	750.09

Net asset value and offering price per share	$13.49

See Notes to Financial Statements.

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STATEMENT OF OPERATIONS

For the Year Ended September 30, 2021

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
Investment Income
Income:
Interest	$90,348,175		$3,637,802
Dividends – Unaffiliated issuers	85,554		– 0	–

Total income	90,433,729		3,637,802

Expenses:
Management fee (see Note 2A)	16,529,703		925,450
Shareholder servicing fee (see Note 2B)	3,818,467		245,228
Custody and accounting fees	292,314		118,693
Transfer Agent fee – Non-Retail Class	198,055		21,094
Transfer Agent fee – Class A	22,437		34,608
Transfer Agent fee – Class C	– 0	–	4,101
Transfer Agent fee – Advisor Class	154		– 0	–
Distribution fees – Class A	3,594		42,806
Distribution fees – Class C	– 0	–	20,643
Directors’ fees and expenses	146,271		10,060
Auditing and tax fees	129,535		9,318
Registration fees	76,770		55,245
Legal fees	86,313		9,105
Printing fees	72,278		25,840
Miscellaneous	110,789		30,919

Total expenses	21,486,680		1,553,110
Less: expenses waived and reimbursed by the Adviser (see Note 2A, 2B and 2D)	(42,421)		(229,536)

Net expenses	21,444,259		1,323,574

Net investment income	68,989,470		2,314,228

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$56,982,431	$314,251
Forward currency exchange contracts	(660,220)	– 0	–
Futures	(12,046,445)	(401,717)
Swaps	(21,455,605)	(902,791)
Swaptions written	(340,887)	– 0	–
Foreign currency transactions	6,298,711	– 0	–

Net realized gain (loss) on investment and foreign currency transactions	28,777,985	(990,257)

Net change in unrealized appreciation/depreciation of:
Investments(b)	(104,448,065)	(1,632,485)
Forward currency exchange contracts	(2,037,459)	– 0	–
Futures	(3,027,397)	(61,082)
Swaps	3,010,828	202,715
Foreign currency denominated assets and liabilities	20,596	– 0	–

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(106,481,497)	(1,490,852)

Net realized and unrealized loss on investment and foreign currency transactions	(77,703,512)	(2,481,109)

Net Decrease in Net Assets Resulting from Operations	$(8,714,042)	$(166,881)

(a)	Net of foreign realized capital gains taxes of $323,769 and $0, respectively.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $158,838 and $0, respectively.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Intermediate Duration Portfolio
	Year Ended 9/30/21	Year Ended 9/30/20
Increase (Decrease) in Net Assets From Operations:
Net investment income	$68,989,470	$88,958,663
Net realized gain on investment and foreign currency transactions	28,777,985	76,198,038
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(106,481,497)	50,018,884

Net increase (decrease) in net assets resulting from operations	(8,714,042)	215,175,585

Distributions to shareholders
Intermediate Duration Portfolio	(136,374,393)	(95,996,514)
Class A	(34,295)	(2,333)
Advisor Class	(353)	(170)
Class Z	(364)	(255)

Total distributions to shareholders	(136,409,405)	(95,999,272)

Capital-share transactions:
Net proceeds from sales of shares	767,794,097	631,482,445
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	120,165,390	73,167,333

Total proceeds from shares sold	887,959,487	704,649,778
Cost of shares redeemed	(592,989,249)	(542,664,238)

Net increase in net assets from capital-share transactions	294,970,238	161,985,540

Net increase in net assets	149,846,791	281,161,853
Net Assets:
Beginning of period	3,697,650,584	3,416,488,731

End of period	$3,847,497,375	$3,697,650,584

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Short Duration Plus Portfolio
Year Ended 9/30/21	Year Ended 9/30/20
Increase (Decrease) in Net Assets From Operations:
Net investment income	$2,314,228	$3,500,807
Net realized gain (loss) on investment and foreign currency transactions	(990,257)	2,534,354
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,490,852)	(1,260,369)

Net increase (decrease) in net assets resulting from operations	(166,881)	4,774,792

Distributions to shareholders
Short Duration Plus Class	(2,283,865)	(3,612,806)
Class A	(71,620)	(194,967)
Class B	– 0	–	(6)
Class C	(6,023)	(19,373)

Total distributions to shareholders	(2,361,508)	(3,827,152)

Capital-share transactions:
Net proceeds from sales of shares	94,214,859	105,816,630
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,099,953	3,179,041

Total proceeds from shares sold	96,314,812	108,995,671
Cost of shares redeemed	(77,580,243)	(115,940,511)

Net increase (decrease) in net assets from capital-share transactions	18,734,569	(6,944,840)

Net increase (decrease) in net assets	16,206,180	(5,997,200)
Net Assets:
Beginning of period	245,894,557	251,891,757

End of period	$262,100,737	$245,894,557

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2021

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Duration Class A, Advisor Class and Class Z shares and the AB Short Duration Plus Class A and C shares are (collectively, the “Bond Fund Retail Classes”) shares of Intermediate Duration Portfolio and Short Duration Plus Portfolio (the “Portfolios”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 series each with its own investment objective. Class B, Class R and Class T shares of Short Duration Plus Portfolio have been authorized but currently are not offered. Effective July 23, 2019, Intermediate Duration Portfolio commenced offering of Class A, Advisor Class and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. These financial statements include only the Bond Fund Retail Classes. The financial highlights of the Intermediate Duration Class and Short Duration Plus Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

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NOTES TO FINANCIAL STATEMENTS (continued)

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2021:

Intermediate Duration Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,353,449,527	$	– 0	–	$1,353,449,527
Corporates – Investment Grade		– 0	–	874,027,515		– 0	–	874,027,515
Mortgage Pass-Throughs		– 0	–	364,624,193		– 0	–	364,624,193
Commercial Mortgage-Backed Securities		– 0	–	349,487,419		3,767,325		353,254,744

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Collateralized Mortgage Obligations	$	– 0	–	$248,188,147		$	– 0	–	$248,188,147
Collateralized Loan Obligations		– 0	–	99,965,490			– 0	–	99,965,490
Inflation-Linked Securities		– 0	–	96,868,932			– 0	–	96,868,932
Asset-Backed Securities		– 0	–	84,864,831			11,259,942		96,124,773
Corporates – Non-Investment Grade		– 0	–	92,395,858			– 0	–	92,395,858
Local Governments – US Municipal Bonds		– 0	–	43,760,764			– 0	–	43,760,764
Emerging Markets – Corporate Bonds		– 0	–	23,530,781			– 0	–	23,530,781
Quasi-Sovereigns		– 0	–	19,474,144			– 0	–	19,474,144
Emerging Markets – Sovereigns		– 0	–	18,235,461			– 0	–	18,235,461
Common Stocks		– 0	–	– 0	–		9,604,300		9,604,300
Governments – Sovereign Bonds		– 0	–	8,961,776			– 0	–	8,961,776
Agencies		– 0	–	6,481,840			– 0	–	6,481,840
Short-Term Investments		– 0	–	307,032,520			– 0	–	307,032,520

Total Investments in Securities		– 0	–	3,991,349,198			24,631,567		4,015,980,765
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	731,328			– 0	–	731,328
Centrally Cleared Inflation (CPI) Swaps		– 0	–	485,218			– 0	–	485,218	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	161,984			– 0	–	161,984	(b)
Credit Default Swaps		– 0	–	6,521,468			– 0	–	6,521,468
Liabilities:
Futures		(3,901,165)		– 0	–		– 0	–	(3,901,165	)(b)
Forward Currency Exchange Contracts		– 0	–	(827,102)			– 0	–	(827,102)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(287,540)			– 0	–	(287,540	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(2,138,427)			– 0	–	(2,138,427	)(b)
Credit Default Swaps		– 0	–	(14,951,605)			– 0	–	(14,951,605)

Total		$(3,901,165)		$3,981,044,522			$24,631,567		$4,001,774,924

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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Short Duration Plus Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$148,559,212		$	– 0	–	$148,559,212
Asset-Backed Securities		– 0	–	18,365,701			– 0	–	18,365,701
Commercial Mortgage-Backed Securities		– 0	–	16,845,060			235,754		17,080,814
Corporates – Investment Grade		– 0	–	14,944,637			– 0	–	14,944,637
Inflation-Linked Securities		– 0	–	11,700,347			– 0	–	11,700,347
Collateralized Mortgage Obligations		– 0	–	9,375,567			– 0	–	9,375,567
Agencies		– 0	–	5,530,767			– 0	–	5,530,767
Collateralized Loan Obligations		– 0	–	4,578,359			– 0	–	4,578,359
Mortgage Pass-Throughs		– 0	–	2,340,769			– 0	–	2,340,769
Local Governments – US Municipal Bonds		– 0	–	2,084,426			– 0	–	2,084,426
Quasi-Sovereigns		– 0	–	537,156			– 0	–	537,156
Short-Term Investments		– 0	–	19,081,468			– 0	–	19,081,468

Total Investments in Securities		– 0	–	253,943,469			235,754		254,179,223
Other Financial Instruments(a):
Assets:
Futures		47,879		– 0	–		– 0	–	47,879	(b)
Credit Default Swaps		– 0	–	400,667			– 0	–	400,667
Liabilities:
Futures		(90,403)		– 0	–		– 0	–	(90,403	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(40,543)			– 0	–	(40,543	)(b)
Credit Default Swaps		– 0	–	(758,565)			– 0	–	(758,565)

Total		$(42,524)		$253,545,028			$235,754		$253,738,258

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies,

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NOTES TO FINANCIAL STATEMENTS (continued)

currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2021, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the

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NOTES TO FINANCIAL STATEMENTS (continued)

identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the

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NOTES TO FINANCIAL STATEMENTS (continued)

statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Next $3 Billion	Thereafter
Intermediate Duration	0.450%	0.400%	0.350%	0.300%

	First $750 Million	Thereafter
Short Duration Plus	0.350%	0.300%

Effective January 28, 2021, the Adviser has agreed to waive its fees and bear certain expenses of the Intermediate Duration Portfolio to the extent necessary to limit the total other expenses (exclusive of advisory fees, distribution and/or service (Rule 12b-1) fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. For the year ended September 30, 2021, such reimbursements/waivers amounted to $42,421. The Expense Caps may not be terminated by the Adviser before January 28, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Bond Fund Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Bond Fund Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2021, the compensation retained by ABIS amounted to: Intermediate Duration Portfolio, $16,589 and Short Duration Plus Portfolio, $17,699.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Intermediate Duration and Short Duration Plus Class shares of the Portfolios. Under the agreement, the fee paid by the Intermediate Duration and Short Duration Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10% of the average daily net assets of the Portfolios attributable to the respective class during the month. Effective November 13, 2020, the Adviser voluntarily agreed to waive the shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Plus Portfolio. For the year ended September 30, 2021, such waiver amounted to $218,182.

C. Distribution Arrangements—Intermediate Duration and Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Intermediate Duration and Short Duration Plus Class Shares of the Portfolios and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Intermediate Duration and Short Duration Plus Class shares of the Portfolios. This agreement does not apply to the Bond Fund Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

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D. Distribution Arrangements—Bond Fund Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class C Shares of the respective average daily net assets attributable to the Bond Fund Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25 of 1% of Class A shares’ average daily net assets attributable to the Bond Fund Retail Classes. Effective April 1, 2012, the Retail Distributor voluntarily agreed to waive .55 of 1% to limit distribution service fees to .45 of 1% of the average daily net assets attributable to the Class C Shares of Short Duration Plus Portfolio. For the year ended September 30, 2021, such waivers amounted to $11,354. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed as follows:

Portfolio	Class C
Short Duration Plus	$1,032,271

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the year ended September 30, 2021, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class C
Intermediate Duration	$175	$	– 0	–		N/A
Short Duration Plus	565		76		$	– 0	–

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NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2021, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Intermediate Duration	$1,271,649,027	$3,654,622,052	$1,333,144,216	$3,211,781,583
Short Duration Plus	42,154,789	128,681,523	18,021,712	143,368,584

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation including derivatives are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
Intermediate Duration	$3,938,217,714	$111,667,009	$(48,340,063)	$63,326,946
Short Duration Plus	254,181,158	919,205	(1,796,528)	(877,323)

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended September 30, 2021, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other

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options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2021, the Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the

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proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2021, the Intermediate Duration Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. Each Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk

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is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2021, the Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2021 the Intermediate Duration Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign

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issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the year ended September 30, 2021, the Portfolios held credit default swaps for hedging and non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2021, the Portfolios had entered into the following derivatives:

Intermediate Duration Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$3,901,165	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$647,202	*	Receivable/Payable for variation margin on centrally cleared swaps	2,426,731	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$731,328	Unrealized depreciation on forward currency exchange contracts	$827,102

Credit contracts	Market value on credit default swaps	6,521,468	Market value on credit default swaps	14,951,605

Total		$7,899,998		$22,106,603

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(12,046,445)	$(3,027,397)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(660,220)	(2,037,459)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(340,887)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(6,211,052)	(332,626)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(15,244,553)	3,343,454

Total		$(34,503,157)	$(2,054,028)

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Short Duration Plus Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$47,879	*	Receivable/Payable for variation margin on futures	$90,403	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	40,543	*

Credit contracts	Market value on credit default swaps	400,667		Market value on credit default swaps	758,565

Total		$448,546			$889,511

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(401,717)	$(61,082)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	492	(40,543)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(903,283)	243,258

Total		$(1,304,508)	$141,633

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Intermediate Duration Portfolio
Futures:
Average notional amount of buy contracts	$923,109,388
Average notional amount of sale contracts	$290,770,234	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$228,825,329
Average principal amount of sale contracts	$398,248,603
Written Swaptions:
Average notional amount	$80,488,679	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$438,670,520
Centrally Cleared Inflation Swaps:
Average notional amount	$94,740,000	(c)
Credit Default Swaps:
Average notional amount of buy contracts	$91,848,231
Average notional amount of sale contracts	$75,922,692
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$58,142,726	(d)
Average notional amount of sale contracts	$58,142,726	(d)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for one month during the year.

(d)	Positions were open for less than one month during the year.

Short Duration Plus Portfolio
Futures:
Average notional amount of buy contracts	$122,165,236
Average notional amount of sale contracts	$6,717,713
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,830,000	(a)
Credit Default Swaps:
Average notional amount of buy contracts	$5,217,000
Average notional amount of sale contracts	$3,520,615
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$12,500,000	(b)
Average notional amount of sale contracts	$2,221,000	(c)

(a)	Positions were open for five months during the year.

(b)	Positions were open for three months during the year.

(c)	Positions were open for ten months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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Intermediate Duration Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$5,492,273	$(2,116,779)		$(3,375,494)		$	– 0	–	$	– 0	–
Deutsche Bank AG	16,250	– 0	–	– 0	–		– 0	–		16,250
Goldman Sachs Bank USA/Goldman Sachs International	423,209	(423,209)		– 0	–		– 0	–		– 0	–
JPMorgan Securities, LLC	195,839	(195,839)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International PLC	512,870	(512,870)		– 0	–		– 0	–		– 0	–
Societe Generale	611,328	– 0	–	– 0	–		– 0	–		611,328
State Street Bank & Trust Co.	1,027	(1,027)		– 0	–		– 0	–		– 0	–

Total	$7,252,796	$(3,249,724)		$(3,375,494)		$	– 0	–		$627,578	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$504,280	$	– 0	–	$	– 0	–	$	– 0	–	$504,280
Citibank, NA/Citigroup Global Markets, Inc.	2,116,779		(2,116,779)			– 0	–		– 0	–	– 0	–
Credit Suisse International	4,548,544		– 0	–		– 0	–		(4,548,544)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	6,765,305		(423,209)			– 0	–		(6,342,096)		– 0	–
JPMorgan Securities, LLC	1,203,876		(195,839)			– 0	–		(1,000,851)		7,186
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International PLC	632,164		(512,870)			– 0	–		(119,294)		– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
State Street Bank & Trust Co.	$7,759	$(1,027)	$	– 0	–	$	– 0	–	$6,732

Total	$15,778,707	$(3,249,724)	$	– 0	–		$(12,010,785)		$518,198	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Short Duration Plus Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$333,083	$(40,045)		$(293,038)		$	– 0	–	$	– 0	–
Goldman Sachs International	22,195	(22,195)		– 0	–		– 0	–		– 0	–
JPMorgan Securities, LLC	9,831	(9,831)		– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC	35,558	– 0	–	– 0	–		– 0	–		35,558

Total	$400,667	$(72,071)		$(293,038)		$	– 0	–		$35,558	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$40,045	$(40,045)		$ – 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	388,796	– 0	–	– 0	–		(350,109)			38,687
Deutsche Bank AG	126,380	– 0	–	(126,380)			– 0	–		0
Goldman Sachs International	152,508	(22,195)		– 0	–		– 0	–		130,313
JPMorgan Securities, LLC	50,836	(9,831)		– 0	–		– 0	–		41,005

Total	$758,565	$(72,071)		$(126,380)			$(350,109)			$210,005	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolios’ simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2021, the Intermediate Duration Portfolio earned drop income of $3,035,478 which is included in interest income in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

Portfolio	2021	2020
Intermediate Duration
Distributions paid from:
Ordinary income	$90,958,859	$95,999,272
Long-term capital gains	45,450,546	– 0	–

Total distributions paid	$136,409,405	$95,999,272

Short Duration Plus
Distributions paid from:
Ordinary income	$2,361,508	$3,827,152

Total distributions paid	$2,361,508	$3,827,152

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Intermediate Duration	$	– 0 –	$36,296,442		$(7,086,152)	$63,333,631	$92,543,921
Short Duration Plus		– 0 –	– 0	–	(10,471,742)	(877,324)	(11,349,066)

(a)

As of September 30, 2021, certain Portfolios had capital loss carryforwards for federal income tax purposes. As of September 30, 2021, Intermediate Duration Portfolio and Short Duration Plus Portfolio deferred $6,306,383 and $18,800 respectively, in qualified late-year losses. These losses will be treated as arising on October 1, 2021. As of September 30, 2021, Intermediate Duration Portfolio deferred $779,769 in straddle losses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, and dividends payable to shareholders.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of September 30, 2021, the following Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount			Long-Term Amount
Intermediate Duration	$	– 0	–	$	– 0	–
Short Duration Plus		3,110,873			7,342,069

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment

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flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

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Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

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Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

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Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Transition and Associated Risk—The Portfolios may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a

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timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 2.9 billion are allocated to the Intermediate Duration Portfolio and Short Duration Plus Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares		Retail Class C Shares		Retail Advisor Class Shares		Retail Class R Shares		Retail Class Z Shares		Retail Class T Shares		Total
Intermediate Duration	600	300	– 0	–	– 0	–	300		– 0	–	400		– 0	–	1,600
Short Duration Plus	200	200	200		200		– 0	–	200		– 0	–	300		1,300

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NOTES TO FINANCIAL STATEMENTS (continued)

Share transactions for each Portfolio for the years ended September 30, 2021 and September 30, 2020, were as follows:

	Intermediate Duration Portfolio
	Shares			Amount
	Year Ended 9/30/21	Year Ended 9/30/20		Year Ended 9/30/21	Year Ended 9/30/20

Intermediate Duration Class Shares
Shares sold	56,202,237	45,936,902		$766,539,667		$630,770,763

Shares issued to shareholders on reinvestment of dividends and distributions	8,742,347	5,362,105		120,132,573		73,165,522

Shares redeemed	(43,516,801)	(39,842,447)		(592,800,321)		(542,623,931)

Net increase	21,427,783	11,456,560		$293,871,919		$161,312,354

Class A Shares
Shares sold	91,115	51,389		$1,253,106		$711,682

Shares issued to shareholders on reinvestment of dividends and distributions	2,397	131		32,805		1,811

Shares redeemed	(13,955)	(2,905)		(188,928)		(40,307)

Net increase	79,557	48,615		$1,096,983		$673,186

Advisor Class Shares
Shares sold	99	– 0	–	$1,324	$	– 0	–

Shares issued to shareholders on reinvestment of dividends and distributions	1	– 0	–	12		– 0	–

Net increase	100	– 0	–	$1,336	$	– 0	–

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There were no transactions in capital shares of Class Z shares for the years ended September 30, 2021 and September 30, 2020.

	Short Duration Plus Portfolio
	Shares			Amount
	Year Ended 9/30/21		Year Ended 9/30/20	Year Ended 9/30/21			Year Ended 9/30/20

Short Duration Plus Class Shares
Shares sold	7,565,938		7,860,805		$88,810,032		$92,402,116

Shares issued to shareholders on reinvestment of dividends	173,295		255,694		2,032,240		3,005,897

Shares redeemed	(5,820,632)		(8,538,329)		(68,260,080)		(100,401,349)

Net increase (decrease)	1,918,601		(421,830)		$22,582,192		$(4,993,336)

Class A Shares
Shares sold	369,544		864,056		$4,346,934		$10,214,178

Shares issued to shareholders on reinvestment of dividends	5,309		13,543		62,373		159,270

Shares converted from Class B	– 0	–	632		– 0	–	7,412

Shares converted from Class C	42,791		55,302		501,872		652,856

Shares redeemed	(582,041)		(1,159,807)		(6,835,781)		(13,642,768)

Net decrease	(164,397)		(226,274)		$(1,924,602)		$(2,609,052)

Class B Shares
Shares sold	– 0	–	90	$	– 0	–	$1,050

Shares issued to shareholders on reinvestment of dividends	– 0	–	0 (a)		– 0	–	4

Shares converted to Class A	– 0	–	(633)		– 0	–	(7,412)

Net decrease	– 0	–	(543)	$	– 0	–	$(6,358)

Class C Shares
Shares sold	47,374		215,651		$556,021		$2,539,018

Shares issued to shareholders on reinvestment of dividends	455		1,182		5,340		13,870

Shares converted to Class A	(42,872)		(55,436)		(501,872)		(652,856)

Shares redeemed	(169,283)		(105,045)		(1,982,510)		(1,236,126)

Net increase (decrease)	(164,326)		56,352		$(1,923,021)		$663,906

(a)	Amount is less than one share.

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NOTE 7.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Class A
Year Ended September 30,	July 23, 2019(a) to September 30,

2021	2020	2019

Net asset value, beginning of period	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.18	(c)	.15	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.52	.18

Total from investment operations	(.11)	.67	.22

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.19)	(.03)

Distributions from net realized gain on investment transactions	(.24)	– 0	–	– 0	–

Total dividends and distributions	(.42)	(.19)	(.03)

Net asset value, end of period	$ 13.50	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(.86)%	5.08%	1.71%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$1,741	$693	$10

Average net assets (000 omitted)	$1,438	$170	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.03%	1.82%	2.00	%(e)

Expenses, before waivers/reimbursements	3.95%	1.82%	2.00	%(e)

Net investment income	1.29	%(c)	1.11%	1.34	%(e)

Portfolio turnover rate(f)	123%	72%	62%

See Footnote Summary on page 129.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Advisor Class
Year Ended September 30,	July 23, 2019(a) to September 30, 2019
2021	2020

Net asset value, beginning of period	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.21	(c)	.20	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.51	.19

Total from investment operations	(.08)	.71	.23

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.23)	(.04)

Distributions from net realized gain on investment transactions	(.24)	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.23)	(.04)

Net asset value, end of period	$ 13.49	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(.62)%	5.28%	1.76%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$11	$11	$10

Average net assets (000 omitted)	$11	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.86%	1.64%	1.75	%(e)

Expenses, before waivers/reimbursements	3.36%	1.64%	1.75	%(e)

Net investment income	1.51	%(c)	1.47%	1.64	%(e)

Portfolio turnover rate(f)	123%	72%	62%

See Footnote Summary on page 129.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Class Z
Year Ended September 30,	July 23, 2019(a) to September 30, 2019

2021	2020

Net asset value, beginning of period	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.24	(c)	.31	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.51	.18

Total from investment operations	(.05)	.82	.25

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.34)	(.06)

Distributions from net realized gain on investment transactions	(.24)	– 0	–	– 0	–

Total dividends and distributions	(.49)	(.34)	(.06)

Net asset value, end of period	$ 13.49	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(.40)%	6.16%	1.95%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$10	$10	$10

Average net assets (000 omitted)	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.63%	.82%	.77	%(e)

Expenses, before waivers/reimbursements	1.87%	.82%	.77	%(e)

Net investment income	1.74	%(c)	2.30%	2.62	%(e)

Portfolio turnover rate(f)	123%	72%	62%

See Footnote Summary on page 129.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
Class A
Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.79	$ 11.74	$ 11.54	$ 11.69	$ 11.76

Income From Investment Operations

Net investment income(b)	.05	.11	.18	.11	(c)	.03

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	.07	.22	(.14)	(.04)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(g)

Total from investment operations	(.06)	.18	.40	(.03)	(.01)

Less: Dividends

Dividends from net investment income	(.05)	(.13)	(.20)	(.12)	(.06)

Net asset value, end of period	$ 11.68	$ 11.79	$ 11.74	$ 11.54	$ 11.69

Total Return

Total investment return based on net asset value(d)(h)	(.53)%	1.53%	3.44%	(.24)%	(.10)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$15,784	$17,874	$20,462	$25,222	$27,583

Average net assets (000 omitted)	$17,123	$17,732	$23,973	$23,170	$24,693

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.00%	1.07%	.97%	1.01%	1.13%

Expenses, before waivers/reimbursements	1.00%	1.07%	.97%	1.01%	1.13%

Net investment income	.40%	.97%	1.50%	.93	%(c)	.30%

Portfolio turnover rate	75%	50%	39%	85%	64%

See Footnote Summary on page 129.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
Class C
Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.76	$ 11.72	$ 11.52	$ 11.67	$ 11.73

Income From Investment Operations

Net investment income(b)(c)	.03	.09	.15	.08	.01

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	.05	.22	(.14)	(.03)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(g)

Total from investment operations	(.08)	.14	.37	(.06)	(.02)

Less: Dividends

Dividends from net investment income	(.03)	(.10)	(.17)	(.09)	(.04)

Net asset value, end of period	$ 11.65	$ 11.76	$ 11.72	$ 11.52	$ 11.67

Total Return

Total investment return based on net asset value(d)(h)	(.79)%	1.32%	3.24%	(.44)%	(.22)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$1,032	$2,976	$2,304	$2,976	$5,091

Average net assets (000 omitted)	$2,064	$2,214	$2,573	$3,778	$8,270

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.21%	1.28%	1.18%	1.22%	1.31%

Expenses, before waivers/reimbursements	1.76%	1.83%	1.73%	1.77%	1.86%

Net investment income(c)	.26%	.74%	1.29%	.67%	.09%

Portfolio turnover rate	75%	50%	39%	85%	64%

See Footnote Summary on page 129.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of distributions.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized

(f)	The portfolio accounts for dollar roll transactions as purchases and sales.

(g)	Amount is less than $.005.

(h)

Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2017 by .11%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB Intermediate Duration Class Shareholders of Intermediate Duration Portfolio and AB Short Duration Plus Class Shareholders of Short Duration Plus Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Intermediate Duration Portfolio and Short Duration Plus Portfolio (two of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 23, 2021

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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2021 FEDERAL TAX INFORMATION

(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2021. For foreign shareholders, the following percentage of dividends paid by each portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
SHORT DURATION PLUS	100%
INTERMEDIATE DURATION	88.67%

For the taxable year ended September 30, 2021, the long-term capital gain designation is as follows:

PORTFOLIO
INTERMEDIATE DURATION	$45,450,546

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF DIRECTORS

Debra Perry(1),(2), Chair Beata D. Kirr, President R. Jay Gerken(1),(2) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Michael Canter, Vice President(3) Janaki Rao, Vice President(3) Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee, and the Independent Directors Committee.

2	Member of the Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

The day-to-day management of, and investment decisions for, the AB Intermediate Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

†	For the AB Short Duration Portfolio, Classes A and C shares only. For the AB Intermediate Duration Portfolio, Classes A, Advisor, and Z shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
INTERESTED DIRECTOR

Beata D. Kirr,*** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 47 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2016. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed

DISINTERESTED DIRECTORS

Debra Perry,#,^ Chair of The Board 70 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

R. Jay Gerken,#,^ 70 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland,# 55 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

William Kristol,# 68 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 59 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Donald K. Peterson,# 72 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA- Bank, FSB

*	The address for the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Directors.

***	Ms. Kirr is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Beata D. Kirr, 47	President	See biography above.

Michael Canter, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Janaki Rao, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp, 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2016.

Michael B. Reyes, 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo, 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke, 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto, 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser**, since prior to 2016.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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OPERATION AND EFFECTIVENESS OF THE PORTFOLIOS’ LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolios, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 27-28, 2021.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 12, 2021, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On October 5, 2021, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the October 5, 2021 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 7, 2021, and the Adviser provided certain additional information by means of a memorandum dated October 15, 2021. The Independent

1

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Directors held a video conference meeting on October 19, 2021 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 27-28, 2021, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the October 5, 2021 and October 27-28, 2021 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will continue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2021 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2021. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios, including the performance of the Overlay Portfolios’ dynamic asset allocation component. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios and other enhancements to portfolio management models. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2019 and 2020, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, relatively recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

abfunds.com	AB BOND FUNDS | 145

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

abfunds.com	AB BOND FUNDS | 147

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

148 | AB BOND FUNDS	abfunds.com

AB BOND FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BF-0151-0921

SEP    09.30.21

ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We’re pleased to provide this report for the AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Onur Erzan

Senior Vice President of the Adviser

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 1

ANNUAL REPORT

November 12, 2021

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the annual reporting period ended September 30, 2021.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

Class A Shares	0.68%	2.03%

Class C Shares	0.23%	1.19%

Advisor Class Shares[1]	0.80%	2.28%

Bloomberg 5-Year GO Municipal Bond Index	0.57%	0.85%

Lipper California Intermediate Municipal Debt Funds Average	0.77%	1.68%

	6 Months	12 Months

AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

Class A Shares	0.79%	2.59%

Class C Shares	0.48%	1.82%

Advisor Class Shares[1]	0.92%	2.85%

Class Z Shares[1]	0.93%	2.87%

Bloomberg 5-Year GO Municipal Bond Index	0.57%	0.85%

Lipper Intermediate Municipal Debt Funds Average	1.15%	2.85%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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NAV RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Class A Shares	0.85%	3.26%

Class C Shares	0.40%	2.47%

Advisor Class Shares[1]	0.91%	3.44%

Bloomberg 5-Year GO Municipal Bond Index	0.57%	0.85%

Lipper New York Intermediate Municipal Debt Funds Average	0.96%	2.73%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2021. The tables also include performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the Intermediate California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Intermediate Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds Average for the Intermediate New York Municipal Portfolio. Funds in each Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds have different investment policies, sales and management fees, and fund expenses.

During the 12-month period, all share classes of the Portfolios outperformed the benchmark, while all share classes except Class C outperformed for the six-month period, before sales charges.

During the 12-month period, except for Class C, all share classes of the Intermediate California Municipal and Intermediate New York Municipal Portfolios outperformed the Lipper Average; Class A and Class C shares of the Intermediate Diversified Municipal Portfolio underperformed the Lipper Average, while Advisor Class shares performed in line and Class Z shares outperformed, before sales charges. Except for Advisor Class shares of the Intermediate California Municipal Portfolio, all share classes of the Portfolios underperformed the Lipper Average for the six-month period, before sales charges.

The Portfolios’ outperformance versus the benchmark during both periods was largely attributable to an overweight to credit, which added to relative returns after the sharp COVID-19 driven sell-off. The Portfolios’ allocation to inflation hedges through the employment of Consumer Price Index swaps contributed as the economy continued to rebound. For the 12-month

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 3

period, an allocation to US Treasuries detracted from the Portfolios’ performance. During the six-month period, yield-curve positioning detracted from returns.

The Portfolios utilized interest rate swaps for hedging purposes and credit default swaps for investment purposes, which had no material impact on absolute returns for either period. The Portfolios utilized inflation swaps for hedging purposes, which added to returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Rising yields and the tightening of credit spreads were prominent themes throughout both the six- and 12-month periods ended September 30, 2021. During the 12-month period, the yield on the 10-Year US Treasury rose 82 basis points (“b.p.”) and the yield on a 10-Year AAA municipal bond rose from 0.87% to 1.14%. Historic demand for tax-exempt income was a prominent theme during both periods, with investors adding $91 billion to the market in 2021—on pace to break 2019’s calendar-year record.

This strong demand resulted in municipal outperformance versus US Treasuries during the 12-month period, with 10-Year AAA Muni/Treasury after-tax spreads tightening 22 b.p. during the period. However, 10-Year after-tax spreads widened 16 b.p. during the six-month period. Municipal credit was the top performer, with BBB and high-yield spreads tightening during both periods, as the combination of strong tax revenues and significant federal support drove strong demand for additional income in the current low-yield environment.

The Portfolios maintained an overweight to credit throughout the reporting period, and the Portfolios’ Senior Investment Management Team (“the Team”) increased this overweight starting in late March 2020. That said, in recognition of the continued tightening of credit spreads, combined with the uncertain path of both the virus and the economy, the Team has been more selective in this overweight and continued to favor issuers with liquidity.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2021, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds

4 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

that have been pre-refunded or escrowed to maturity were 3.03% and 0.00%, respectively, for the Intermediate California Municipal Portfolio; 5.04% and 0.00%, respectively, for the Intermediate Diversified Municipal Portfolio; and 3.06% and 0.29%, respectively, for the Intermediate New York Municipal Portfolio.

INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California Municipal and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. In managing the Portfolios, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Within the ranges described in the prospectus, the Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Intermediate California Municipal and Intermediate New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar

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DISCLOSURES AND RISKS (continued)

unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse, particularly in light of the economic impact of the recent spread of a novel coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease

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DISCLOSURES AND RISKS (continued)

going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the 2007–2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income

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DISCLOSURES AND RISKS (continued)

markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions

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DISCLOSURES AND RISKS (continued)

may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of

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DISCLOSURES AND RISKS (continued)

municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2011 TO 9/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate California Municipal Portfolio Class A shares (from 9/30/2011 to 9/30/2021) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.01%	0.02%

1 Year	2.03%	-1.04%

5 Years	1.87%	1.25%

10 Years	2.04%	1.73%

CLASS C SHARES			-0.74%	-1.31%

1 Year	1.19%	0.19%

5 Years	1.09%	1.09%

10 Years[3]	1.28%	1.28%

ADVISOR CLASS SHARES[4]			0.26%	0.46%

1 Year	2.28%	2.28%

5 Years	2.12%	2.12%

Since Inception[5]	2.04%	2.04%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.48% and 0.49% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.04%

5 Years	1.25%

10 Years	1.73%

CLASS C SHARES

1 Year	0.19%

5 Years	1.09%

10 Years[1]	1.28%

ADVISOR CLASS SHARES[2]

1 Year	2.28%

5 Years	2.12%

Since Inception[3]	2.04%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2011 TO 9/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Diversified Municipal Portfolio Class A shares (from 9/30/2011 to 9/30/2021) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.07%	0.11%

1 Year	2.59%	-0.46%

5 Years	2.12%	1.51%

10 Years	2.15%	1.85%

CLASS C SHARES			-0.68%	-1.05%

1 Year	1.82%	0.82%

5 Years	1.36%	1.36%

10 Years[3]	1.41%	1.41%

ADVISOR CLASS SHARES[4]			0.32%	0.49%

1 Year	2.85%	2.85%

5 Years	2.38%	2.38%

Since Inception[5]	2.66%	2.66%

CLASS Z SHARES[4]			0.34%	0.52%

1 Year	2.87%	2.87%

Since Inception[5]	3.73%	3.73%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.67%, 1.43%, 0.43% and 0.39% for Class A, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.46%

5 Years	1.51%

10 Years	1.85%

CLASS C SHARES

1 Year	0.82%

5 Years	1.36%

10 Years[1]	1.41%

ADVISOR CLASS SHARES[2]

1 Year	2.85%

5 Years	2.38%

Since Inception[3]	2.66%

CLASS Z SHARES[2]

1 Year	2.87%

Since Inception[3]	3.73%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2011 TO 9/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate New York Municipal Portfolio Class A shares (from 9/30/2011 to 9/30/2021) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.09%	0.15%

1 Year	3.26%	0.19%

5 Years	1.84%	1.23%

10 Years	2.04%	1.73%

CLASS C SHARES			-0.66%	-1.11%

1 Year	2.47%	1.47%

5 Years	1.08%	1.08%

10 Years[3]	1.30%	1.30%

ADVISOR CLASS SHARES[4]			0.34%	0.57%

1 Year	3.44%	3.44%

5 Years	2.09%	2.09%

Since Inception[5]	2.03%	2.03%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.72%, 1.48% and 0.47% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.19%

5 Years	1.23%

10 Years	1.73%

CLASS C SHARES

1 Year	1.47%

5 Years	1.08%

10 Years[1]	1.30%

ADVISOR CLASS SHARES[2]

1 Year	3.44%

5 Years	2.09%

Since Inception[3]	2.03%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

California Municipal Portfolio

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,006.80	$3.67	0.73%
Hypothetical**	$1,000	$1,021.41	$3.70	0.73%
Class C
Actual	$1,000	$1,002.30	$7.38	1.47%
Hypothetical**	$1,000	$1,017.70	$7.44	1.47%
Advisor Class
Actual	$1,000	$1,008.00	$2.42	0.48%
Hypothetical**	$1,000	$1,022.66	$2.43	0.48%

Diversified Municipal Portfolio

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,007.90	$3.27	0.65%
Hypothetical**	$1,000	$1,021.81	$3.29	0.65%
Class C
Actual	$1,000	$1,004.80	$7.04	1.40%
Hypothetical**	$1,000	$1,018.05	$7.08	1.40%
Advisor Class
Actual	$1,000	$1,009.20	$2.01	0.40%
Hypothetical**	$1,000	$1,023.06	$2.03	0.40%
Class Z
Actual	$1,000	$1,009.30	$1.91	0.38%
Hypothetical**	$1,000	$1,023.16	$1.93	0.38%

New York Municipal Portfolio

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.50	$3.68	0.73%
Hypothetical**	$1,000	$1,021.41	$3.70	0.73%
Class C
Actual	$1,000	$1,004.00	$7.38	1.47%
Hypothetical**	$1,000	$1,017.70	$7.44	1.47%
Advisor Class
Actual	$1,000	$1,009.10	$2.42	0.48%
Hypothetical**	$1,000	$1,022.66	$2.43	0.48%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,392.5

1

All data are as of September 30, 2021. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.2% in 9 different states, American Samoa and Puerto Rico.

24 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO SUMMARY

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,720.7

1

All data are as of September 30, 2021. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.2% in 33 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 25

PORTFOLIO SUMMARY

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

September 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,799.8

1

All data are as of September 30, 2021. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.3% in 12 different states and American Samoa.

26 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.4%
Long-Term Municipal Bonds – 87.9%
California – 73.7%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012-A 5.00%, 04/01/2022	$1,000	$1,023,243
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	3,850	3,927,222
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014-A 5.00%, 05/01/2022-05/01/2024	2,800	2,947,282
Bay Area Toll Authority Series 2012 5.00%, 04/01/2024 (Pre-refunded/ETM)	1,610	1,648,687
5.00%, 04/01/2025 (Pre-refunded/ETM)	12,235	12,528,998
Series 2013-S 5.00%, 04/01/2038 (Pre-refunded/ETM)	2,845	3,049,628
Series 2021 0.30% (MUNIPSA + 0.28%), 04/01/2056(a)	5,000	5,006,240
Bay Area Water Supply & Conservation Agency Series 2013-A 5.00%, 10/01/2025	4,710	5,048,012
California Community Choice Financing Authority Series 2021-B 4.00%, 02/01/2052	5,405	6,550,584
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2043(b)	3,280	3,531,153
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(b)	5,000	5,313,067

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 27

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(b)	$2,500	$2,684,844
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(b)	4,000	4,204,571
California County Tobacco Securitization Agency Series 2020-A 4.00%, 06/01/2037-06/01/2038	1,510	1,791,847
5.00%, 06/01/2027-06/01/2032	2,700	3,414,684
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,808,493
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027-11/15/2029	19,500	23,052,470
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2032	1,215	1,462,587
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 5.00%, 04/01/2032-04/01/2034	5,650	7,285,594
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017-P 5.00%, 11/01/2032	9,245	9,718,070
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2023-11/15/2029	11,365	13,314,968
California Housing Finance Series 2019-2 4.00%, 03/20/2033	11,234	13,237,694
Series 2021-1, Class A 3.50%, 11/20/2035	9,929	11,515,715
Series 2021-2 0.823%, 03/25/2035	4,000	271,066

28 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

3.75%, 03/25/2035	$8,000	$9,484,870
California Infrastructure & Economic Development Bank Series 2021 0.20%, 01/01/2050 (Pre-refunded/ETM)(b)	25,395	25,391,722
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 0.37% (MUNIPSA + 0.35%), 08/01/2047(a)	8,700	8,731,442
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,704,204
Series 2018 5.00%, 10/01/2032	13,965	17,441,148
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,790,405
Series 2016-B 5.00%, 07/01/2023	12,760	13,744,682
California Municipal Finance Authority (Emerson College) Series 2017-B 5.00%, 01/01/2030	1,000	1,212,242
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2023-12/31/2031	15,730	19,094,946
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	13,440	15,197,854
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2027(b)	3,545	3,798,459
Series 2019 5.00%, 07/01/2024-07/01/2029(b)	4,735	5,601,404

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 29

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(b)	$1,500	$1,724,731
California School Finance Authority (Kipp SoCal Public Schools Obligated Group) Series 2020-A 4.00%, 07/01/2040(b)	800	910,865
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(b)	1,290	1,396,144
Series 2016-A 5.00%, 06/01/2031(b)	1,000	1,099,724
California State Public Works Board Series 2011-G 5.00%, 12/01/2023 (Pre-refunded/ETM)	1,545	1,557,006
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	11,220	12,675,020
Series 2014-B 5.00%, 10/01/2029	4,445	5,038,216
Series 2017-H 5.00%, 04/01/2030-04/01/2032	5,270	6,447,979
Series 2020-B 5.00%, 03/01/2028	2,385	2,993,815
Series 2021-B 5.00%, 05/01/2034	1,675	2,203,320
California State University Series 2012-A 5.00%, 11/01/2026 (Pre-refunded/ETM)	10,930	11,502,836
Series 2014 5.00%, 11/01/2028 (Pre-refunded/ETM)	16,650	19,059,093
Series 2017-A 5.00%, 11/01/2033	5,620	6,861,300
Series 2020-A 5.00%, 11/01/2030-11/01/2031	1,000	1,305,082
Series 2020-D 1.49%, 11/01/2028	1,500	1,483,559
Series 2021-B 2.274%, 11/01/2034	7,000	6,909,475

30 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017-A 5.00%, 05/15/2029	$1,210	$1,469,149
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020-A 5.00%, 04/01/2027-04/01/2028	1,255	1,547,393
California Statewide Communities Development Authority (Kaiser Foundation Hospitals) Series 2019P 5.00%, 04/01/2045	540	701,084
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2039(b)	675	807,518
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2014 5.25%, 12/01/2034	4,500	5,097,422
Series 2018-A 5.00%, 12/01/2027-12/01/2033(b)	1,250	1,474,359
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024-07/01/2029(b)	1,065	1,129,600
City & County of San Francisco CA Series 2018-C 5.00%, 06/15/2023-06/15/2025	7,330	8,129,204
Series 2018-E 5.00%, 06/15/2023	1,490	1,611,916
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2024	3,970	4,331,214
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2021-11/01/2023	6,205	6,513,879

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 31

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Los Angeles CA Wastewater System Revenue Series 2012-C 5.00%, 06/01/2023	$2,765	$2,852,491
City of Los Angeles Department of Airports Series 2017-A 5.00%, 05/15/2028-05/15/2029	4,015	4,892,302
Series 2018 5.00%, 05/15/2035	1,190	1,466,318
Series 2018-B 5.00%, 05/15/2027	2,195	2,690,820
Series 2018-C 5.00%, 05/15/2025-05/15/2028	5,145	6,159,694
Series 2019 4.00%, 05/15/2044	4,205	4,737,252
5.00%, 05/15/2030	8,020	10,136,154
Series 2020-C 5.00%, 05/15/2026-05/15/2039	9,260	11,528,725
Series 2021-A 5.00%, 05/15/2030	2,020	2,613,349
City of Riverside CA Sewer Revenue Series 2015-A 5.00%, 08/01/2027-08/01/2030	5,320	6,189,966
Series 2018-A 5.00%, 08/01/2031	2,785	3,498,545
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017 5.00%, 09/01/2028-09/01/2030	2,305	2,762,852
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	1,110	1,284,682
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2025	3,600	3,986,449
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(b)	4,000	4,161,430

32 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(b)	$3,315	$3,461,494
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015-A 5.00%, 03/01/2022	3,000	3,059,444
Series 2017-A 5.00%, 03/01/2030	1,250	1,531,006
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	4,070	4,652,334
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015-A 5.00%, 11/01/2021	1,725	1,731,177
CSCDA Community Improvement Authority 4.00%, 01/10/2046	4,000	4,201,000
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(b)	5,000	5,097,338
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(b)	3,950	3,888,153
Series 2021-A2 3.125%, 08/01/2056(b)	1,500	1,421,214
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(b)	5,000	5,080,779
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(b)	2,500	2,341,384

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 33

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(b)	$3,000	$2,882,520
Fontana Redevelopment Agency Successor Agency Series 2017-A 5.00%, 10/01/2031	1,750	2,140,846
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	1,000	1,142,596
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036	5,660	5,732,305
Series 2021 1.40%, 06/01/2025(c)	2,900	2,909,843
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2023	630	681,768
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2023	4,025	4,039,133
Long Beach Unified School District Series 2010-A 5.00%, 08/01/2025	1,000	1,003,666
Los Angeles Department of Water & Power Power System Revenue Series 2013-A 5.00%, 07/01/2023	2,500	2,649,321
Series 2014-B 5.00%, 07/01/2026-07/01/2027	3,790	4,187,962
Series 2014-C 5.00%, 07/01/2025-07/01/2026	21,670	24,462,076
Series 2015-E 5.00%, 07/01/2025	820	925,914
Series 2018-B 5.00%, 01/01/2022	1,050	1,058,116
Series 2019-B 5.00%, 07/01/2023	14,750	15,979,809
Los Angeles Department of Water & Power Water System Revenue Series 2012-C 5.00%, 07/01/2023	1,540	1,594,966

34 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018-A 5.00%, 07/01/2031	$1,345	$1,674,470
Series 2021-B 5.00%, 07/01/2040	1,875	2,436,519
Los Angeles Unified School District/CA Series 2014-C 5.00%, 07/01/2027	10,365	11,667,277
Series 2016-A 5.00%, 07/01/2027	18,645	21,771,588
Series 2017-A 5.00%, 07/01/2024	1,470	1,659,870
Series 2018-B 5.00%, 07/01/2029	9,020	11,254,624
Series 2020-R 5.00%, 07/01/2032	3,945	5,198,550
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 08/01/2022	1,000	997,040
Metropolitan Water District of Southern California Series 2020-C 5.00%, 07/01/2040	2,415	3,119,928
Series 2021-D 0.19% (MUNIPSA + 0.14%), 07/01/2037(a)	2,900	2,900,375
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033-04/01/2035	3,900	4,891,628
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2022-08/01/2023	4,950	5,234,989
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2022-08/01/2024	2,965	3,234,309
Northern California Power Agency Series 2012-A 5.00%, 07/01/2025-07/01/2027	3,980	4,121,006
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2023	1,575	1,707,637
Series 2016 5.00%, 08/01/2030	1,420	1,698,210
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017-A 5.00%, 10/01/2024	1,000	1,134,417

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 35

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Peralta Community College District Series 2014-A 5.00%, 08/01/2028	$1,820	$2,042,583
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016-A 5.00%, 09/01/2027	2,785	3,335,005
Port of Los Angeles Series 2014-A 5.00%, 08/01/2026-08/01/2027	2,565	2,868,033
Port of Oakland Series 2012-P 5.00%, 05/01/2022	5,720	5,877,051
5.00%, 05/01/2025 (Pre-refunded/ETM)	11,225	11,533,798
Riverside County Public Financing Authority (County of Riverside CA Lease) Series 2015 5.00%, 11/01/2028	3,395	3,986,096
Romoland School District Series 2015 5.00%, 09/01/2023	955	1,033,474
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/2021	1,175	1,184,942
Sacramento County Water Financing Authority NATL Series 2007-B 0.65% (LIBOR 3 Month + 0.57%), 06/01/2039(a)	5,700	5,664,286
Sacramento Municipal Utility District Series 2012-Y 5.00%, 08/15/2025	4,555	4,745,991
San Diego Association of Governments (State of California DOT Fed Hwy Grant) Series 2019 1.80%, 11/15/2027	3,200	3,340,844
San Diego County Water Authority Series 2021-A 5.00%, 05/01/2022-05/01/2030	16,600	18,649,439
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue) Series 2015 5.00%, 05/15/2022	4,785	4,928,231

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013-B 5.00%, 10/01/2025	$4,000	$4,189,816
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2022-08/01/2024	2,500	2,592,636
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco-Mission Bay South) Series 2016-B 5.00%, 08/01/2026	1,070	1,284,128
San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2034	11,015	13,740,324
Series 2019-E 5.00%, 05/01/2034-05/01/2036	10,110	12,580,953
Series 2019-H 5.00%, 05/01/2027	5,500	6,719,133
Series 2021-A 5.00%, 05/01/2036	1,950	2,502,794
San Joaquin Delta Community College District Series 2015-A 5.00%, 08/01/2022	1,385	1,440,599
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019-A 5.00%, 07/15/2022-07/15/2026	20,760	23,442,788
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029-09/01/2030	2,365	2,712,513
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014-A 5.00%, 07/01/2030	1,030	1,153,996
Southwestern Community College District Series 2015 5.00%, 08/01/2022-08/01/2025	13,640	15,199,190

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of California Series 2013 5.00%, 09/01/2028	$8,890	$9,688,132
Series 2014 5.00%, 12/01/2022-05/01/2029	18,665	20,139,526
Series 2015-B 5.00%, 09/01/2024	3,330	3,789,876
Series 2017 5.00%, 08/01/2024	5,540	6,284,435
Series 2018 5.00%, 10/01/2022	5,000	5,240,348
Series 2019 5.00%, 04/01/2031-04/01/2037	14,295	18,117,302
Series 2020 5.00%, 03/01/2030-03/01/2033	28,985	37,599,230
Series 2021 5.00%, 09/01/2023	15,000	16,373,853
State of California Department of Water Resources Series 2014-A 5.00%, 12/01/2027 (Pre-refunded/ETM)	5,690	6,407,254
Stockton Public Financing Authority (City of Stockton CA Wastewater Revenue Lease) Series 2019 1.40%, 06/01/2022	7,665	7,677,868
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	9,184,573
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,732,239
BAM Series 2014 5.00%, 08/01/2028-08/01/2029	7,980	8,894,162
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 4.00%, 06/01/2034-06/01/2040	4,375	5,233,436
5.00%, 06/01/2026-06/01/2032	6,880	8,639,635
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) Series 2020 5.00%, 10/01/2031-10/01/2038	4,650	5,911,562

38 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Turlock Irrigation District Series 2020 5.00%, 01/01/2022	$4,115	$4,163,139
University of California Series 2012 5.00%, 05/15/2025 (Pre-refunded/ETM)	205	211,085
5.00%, 05/15/2025	5,170	5,325,098
Series 2012-G 5.00%, 05/15/2025 (Pre-refunded/ETM)	4,625	4,762,288
Series 2013-A 5.00%, 05/15/2048	4,785	5,151,162
Series 2014-A 5.00%, 05/15/2028	1,000	1,121,236
Series 2015-A 5.00%, 05/15/2024	2,280	2,562,151
Series 2017-A 5.00%, 05/15/2028-05/15/2031	6,465	7,968,028
Series 2017-M 5.00%, 05/15/2031	4,000	4,907,904
Series 2018-O 4.00%, 05/15/2025	8,320	9,392,276
Vacaville Unified School District BAM Series 2015-C 5.00%, 08/01/2022	1,000	1,040,144

		1,026,297,215

Alabama – 2.0%
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	24,615	26,711,019
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(b)	1,003	1,077,843

		27,788,862

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(b)	735	900,455

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona – 0.0%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-B 4.00%, 10/01/2023(b)	$175	$175,061

Colorado – 0.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	3,000	3,174,137

Connecticut – 0.7%
State of Connecticut Series 2018-B 5.00%, 04/15/2026-04/15/2028	5,755	6,982,631
Series 2018-D 5.00%, 04/15/2027	2,280	2,809,974

		9,792,605

Florida – 0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(b)	100	112,298
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2033	175	128,918
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030-10/01/2034	955	724,993
New River Community Development District Series 2006-B 5.00%, 05/01/2013(d)(e)(f)(g)	405	– 0	–
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	535	546,351

		1,512,560

Georgia – 0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2032-01/01/2036	2,300	2,812,360

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam – 1.1%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	$625	$630,641
3.489%, 10/01/2031	500	508,779
Guam Department of Education (Guam Department of Education COP) Series 2020 4.25%, 02/01/2030	1,500	1,666,161
5.00%, 02/01/2040	1,090	1,230,237
Territory of Guam Series 2019 5.00%, 11/15/2031	580	669,117
Series 2021-F 5.00%, 01/01/2031(c)	1,000	1,274,209
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029-12/01/2032	1,860	2,173,368
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023-11/15/2031	5,240	5,934,740
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2027-11/01/2030	1,625	2,011,748

		16,099,000

Illinois – 2.6%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2024	6,000	6,796,319
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022-09/01/2034	900	1,072,969
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 12/15/2028	2,185	2,256,776
Series 2017-B 5.00%, 12/15/2026	3,250	3,908,486
State of Illinois Series 2013 5.00%, 07/01/2022	405	419,028

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 11/01/2024	$1,200	$1,359,053
Series 2017-D 5.00%, 11/01/2023-11/01/2024	13,465	14,874,727
Series 2021-A 5.00%, 03/01/2026	880	1,036,541
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 01/01/2026	4,450	4,339,198

		36,063,097

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2019 3.125%, 12/01/2022	3,165	3,213,543

Kentucky – 0.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026-02/01/2031	850	1,035,005
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2029	3,500	4,179,145

		5,214,150

Louisiana – 0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(b)	185	209,930
6.10%, 06/01/2038-12/01/2040(b)	625	812,751

		1,022,681

Michigan – 0.1%
City of Detroit MI Series 2018 5.00%, 04/01/2031	1,745	2,058,351

Missouri – 0.0%
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025-03/01/2027	325	364,418

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(b)	$445	$451,970
2.75%, 06/15/2028(b)	525	542,497

		994,467

New Jersey – 2.2%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2029	8,070	9,531,378
Series 2018-A 5.00%, 06/15/2028-06/15/2029	4,000	4,726,432
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2034	5,905	7,305,694
Series 2019-B 5.00%, 06/15/2030	3,225	4,029,392
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023-06/01/2028	4,000	4,679,104

		30,272,000

New York – 1.2%
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2026	2,065	2,461,152
Series 2017-C 5.00%, 11/15/2026	2,960	3,527,851
Series 2020-E 5.00%, 11/15/2027-11/15/2028	7,250	8,870,579
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	1,000	1,121,326
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	220	244,005

		16,224,913

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio – 0.2%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2036	$1,175	$1,476,249
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	100	101,759
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	1,125	1,144,783

		2,722,791

Pennsylvania – 0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2028-05/01/2033(b)	2,250	2,681,622
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022-07/01/2024	2,815	3,030,682

		5,712,304

Puerto Rico – 0.2%
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	740	815,295
AGC Series 2007-C 5.50%, 07/01/2031	150	168,673
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,273	1,215,259

		2,199,227

South Carolina – 1.0%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	5,000	5,381,968

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2039-12/01/2041	$6,925	$8,185,507

		13,567,475

Texas – 0.3%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(b)	3,205	3,370,562
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	1,370	1,592,483

		4,963,045

Washington – 0.1%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	825	1,041,337

Wisconsin – 0.7%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022-10/01/2029(b)	3,695	4,312,756
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	5,335	5,808,046

		10,120,802

Total Long-Term Municipal Bonds (cost $1,175,531,251)		1,224,306,856

Short-Term Municipal Notes – 11.5%
California – 11.5%
Abag Finance Authority for Nonprofit Corps. (Sharp Healthcare Obligated Group) Series 2009-C 0.06%, 08/01/2035(h)	5,950	5,950,000
Series 2009-D 0.06%, 08/01/2035(h)	7,770	7,770,000
California State Public Works Board (California State Public Works Board Lease) Series 2021-A 5.00%, 02/01/2022(c)	6,950	7,048,428

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2022-A 5.00%, 08/01/2022(c)	$5,250	$5,338,117
California Statewide Communities Development Authority (Marvin & Bebe L Zigman) Series 1999-J 0.05%, 09/01/2029(h)	1,100	1,100,000
Calleguas-Las Virgenes Public Financing Authority Series 2008-A 0.04%, 07/01/2037(h)	1,200	1,200,000
City & County of San Francisco CA (Related/Mariposa Development Co. LP) Series 2017-B1 0.05%, 07/01/2057(h)	8,670	8,670,000
City of Los Angeles CA Series 2021 4.00%, 06/23/2022	10,000	10,282,508
County of Los Angeles CA Series 2021 4.00%, 06/30/2022	41,825	43,037,833
County of Riverside CA Series 2021 2.00%, 06/30/2022	24,095	24,433,894
County of San Bernardino CA (WLP Evergreen Apartments LLC) Series 1999 0.05%, 05/15/2029(h)	2,200	2,200,000
Los Angeles County Schools/CA (Los Angeles County Schools/CA Lease) Series 2021-B 2.00%, 12/30/2021	1,000	1,004,654
Northern California Power Agency Series 2019-A 0.05%, 07/01/2032(h)	10,670	10,670,000
Orange County Water District Series 2021-A 0.03%, 08/01/2042(h)	5,340	5,340,000
Riverside County Asset Leasing Corp. (County of Riverside CA) AGC Series 2013 0.05%, 11/01/2032(h)	13,065	13,065,000
Riverside County Office of Education Pooled Notes Series 2021-A 2.00%, 12/01/2021	7,105	7,127,532

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Santa Clara County Financing Authority (El Camino Hospital) Series 2009-A 0.05%, 02/01/2044(h)	$5,655	$5,655,000

Total Short-Term Municipal Notes (cost $159,893,910)		159,892,966

Total Municipal Obligations (cost $1,335,425,161)		1,384,199,822

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.4%
Agency CMBS – 0.4%
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038 (cost $5,184,810)	4,988	5,100,495

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Risk Share Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2023(a)	112	115,521
Series 2016-DNA1, Class M3 5.634% (LIBOR 1 Month + 5.55%), 07/25/2028(a)	162	169,420
Series 2016-DNA4, Class M3 3.886% (LIBOR 1 Month + 3.80%), 03/25/2029(a)	220	227,856
Series 2016-HQA2, Class M3 5.236% (LIBOR 1 Month + 5.15%), 11/25/2028(a)	195	200,753
Series 2017-DNA3, Class M2 2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(a)	250	256,397
Federal National Mortgage Association
Connecticut Avenue Securities
Series 2014-C03, Class 2M2 2.986% (LIBOR 1 Month + 2.90%), 07/25/2024(a)	127	129,271

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M2 4.986% (LIBOR 1 Month + 4.90%), 11/25/2024(a)	$81	$83,844
Series 2015-C02, Class 1M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(a)	57	57,576
Series 2015-C03, Class 1M2 5.086% (LIBOR 1 Month + 5.00%), 07/25/2025(a)	55	56,895
Series 2016-C01, Class 1M2 6.836% (LIBOR 1 Month + 6.75%), 08/25/2028(a)	193	203,533
Series 2016-C02, Class 1M2 6.086% (LIBOR 1 Month + 6.00%), 09/25/2028(a)	112	116,767
Series 2016-C03, Class 1M2 5.386% (LIBOR 1 Month + 5.30%), 10/25/2028(a)	154	162,047
Series 2017-C02, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(a)	594	614,495
Series 2017-C03, Class 1M2 3.086% (LIBOR 1 Month + 3.00%), 10/25/2029(a)	243	249,358
Series 2017-C05, Class 1M2 2.286% (LIBOR 1 Month + 2.20%), 01/25/2030(a)	236	241,623
Series 2017-C06, Class 2M2 2.886% (LIBOR 1 Month + 2.80%), 02/25/2030(a)	157	160,437

Total Collateralized Mortgage Obligations (cost $2,855,240)		3,045,793

GOVERNMENTS - TREASURIES – 0.2%
United States – 0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(i) (cost $2,449,632)	2,346	2,556,407

Total Investments – 100.2% (cost $1,345,914,843)		1,394,902,517
Other assets less liabilities – (0.2)%		(2,410,961)

Net Assets – 100.0%		$1,392,491,556

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	5,605	01/15/2025	2.565%	CPI#	Maturity	$210,185	$	– 0	–	$210,185
USD	2,803	01/15/2025	2.613%	CPI#	Maturity	99,466		– 0	–	99,466
USD	2,802	01/15/2025	2.585%	CPI#	Maturity	102,699		– 0	–	102,699
USD	21,750	01/15/2028	1.230%	CPI#	Maturity	2,972,950		– 0	–	2,972,950
USD	15,980	01/15/2028	0.735%	CPI#	Maturity	2,818,773		– 0	–	2,818,773
USD	4,115	01/15/2030	1.572%	CPI#	Maturity	527,328		– 0	–	527,328
USD	4,115	01/15/2030	1.587%	CPI#	Maturity	520,905		– 0	–	520,905
USD	4,900	01/15/2031	2.782%	CPI#	Maturity	47,606		– 0	–	47,606
USD	4,500	01/15/2031	2.680%	CPI#	Maturity	95,628		– 0	–	95,628
USD	3,750	04/15/2032	CPI#	2.748%	Maturity	(17,665)		– 0	–	(17,665)
USD	2,650	04/15/2032	CPI#	2.722%	Maturity	(21,256)		– 0	–	(21,256)
USD	4,300	02/15/2041	CPI#	2.282%	Maturity	(315,365)		– 0	–	(315,365)
USD	1,870	02/15/2041	CPI#	2.500%	Maturity	(43,169)		– 0	–	(43,169)
USD	1,840	02/15/2041	CPI#	2.505%	Maturity	(40,311)		– 0	–	(40,311)
USD	1,820	02/15/2041	CPI#	2.553%	Maturity	(19,213)		– 0	–	(19,213)

						$6,938,561	$	– 0	–	$6,938,561

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	25,000	01/15/2025	3 Month LIBOR	0.663%	Quarterly/Semi-Annual	$(54,515)	$	– 0	–	$(54,515)
USD	21,500	01/15/2028	1.092%	3 Month LIBOR	Semi-Annual/ Quarterly	188,144		– 0	–	188,144
USD	17,500	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	46,383		– 0	–	46,383
USD	12,500	01/15/2028	1.117%	3 Month LIBOR	Semi-Annual/Quarterly	89,482		– 0	–	89,482
USD	11,000	01/15/2031	1.241%	3 Month LIBOR	Semi-Annual/Quarterly	264,031		– 0	–	264,031
USD	10,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/Quarterly	235,542		– 0	–	235,542
USD	8,030	11/05/2035	1.130%	3 Month LIBOR	Semi-Annual/Quarterly	594,119		– 0	–	594,119
USD	12,500	02/15/2036	3 Month LIBOR	1.692%	Quarterly/Semi-Annual	(84,097)		– 0	–	(84,097)
USD	10,000	02/15/2036	3 Month LIBOR	1.576%	Quarterly/Semi-Annual	(203,054)		– 0	–	(203,054)
USD	2,200	02/15/2041	3 Month LIBOR	1.751%	Quarterly/Semi-Annual	(26,264)		– 0	–	(26,264)

						$1,049,771	$	– 0	–	$1,049,771

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	121	$(34,364)	$(11,585)	$(22,779)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,399	(397,316)	(175,940)	(221,376)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,242	(352,728)	(117,072)	(235,656)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	66	(18,744)	(6,377)	(12,367)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	825	(234,300)	(79,815)	(154,485)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1	(284)	(120)	(164)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,076	(305,584)	(98,446)	(207,138)

						$(1,343,320)	$(489,355)	$(853,965)

*	Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.120%	SIFMA*	Quarterly	$(91,152)	$	– 0	–	$(91,152)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA*	Quarterly	(96,586)		– 0	–	(96,586)

							$(187,738)	$	– 0	–	$(187,738)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $102,050,218 or 7.3% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)	Fair valued by the Adviser.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.0% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial

Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNIPSA – Municipal Swap Index

NATL – National Interstate Corporation

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 87.7%
Alabama – 1.8%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025	$1,390	$1,574,340
Alabama Public School & College Authority Series 2014-B 5.00%, 01/01/2022	3,200	3,237,751
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2039-02/01/2040	3,680	4,297,202
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	23,985	25,861,970
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	69,310	75,211,892
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	2,775	3,209,447
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	4,589	4,930,132

		118,322,734

Alaska – 0.3%
Municipality of Anchorage AK Series 2015-B 5.00%, 09/01/2022-09/01/2024	8,810	9,590,795
Series 2015-C 5.00%, 09/01/2022-09/01/2024	7,370	8,029,167

		17,619,962

American Samoa – 0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	1,920	2,352,209

52 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona – 1.7%
Arizona Board of Regents Series 2012-C 5.00%, 06/01/2025 (Pre-refunded/ETM)	$2,365	$2,440,763
Arizona Health Facilities Authority (HonorHealth) Series 2014-A 5.00%, 12/01/2023-12/01/2024	2,770	3,114,737
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 5.00%, 11/01/2034	1,000	1,263,065
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	2,900	2,890,313
2.542%, 07/01/2033	5,000	4,993,639
2.642%, 07/01/2034	10,000	10,001,031
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015-A 5.00%, 07/01/2023-07/01/2024	16,955	18,741,650
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2020 5.00%, 07/01/2030-07/01/2039	12,025	15,646,041
Series 2020-A 5.00%, 07/01/2030-07/01/2038	8,895	11,588,075
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.071%, 07/01/2032	5,000	4,882,072
2.171%, 07/01/2033	5,000	4,871,120
Maricopa County Special Health Care District Series 2018-C 5.00%, 07/01/2028	6,000	7,554,858
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/2021	1,430	1,440,629
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2022 (Pre-refunded/ETM)	4,360	4,517,344
5.00%, 07/01/2023 (Pre-refunded/ETM)	4,000	4,333,639
5.00%, 07/01/2024(Pre-refunded/ETM)	2,000	2,254,697

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2025 (Pre-refunded/ETM)	$5,000	$5,839,065
5.00%, 07/01/2027 (Pre-refunded/ETM)	5,500	6,811,159
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-B 4.00%, 10/01/2023(a)	945	945,331

		114,129,228

Arkansas – 0.0%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019-A 1.60%, 11/01/2035	470	468,298

California – 6.9%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	18,035	19,164,234
California Housing Finance Series 2019-2 4.00%, 03/20/2033	10,726	12,639,160
Series 2021-1, Class A 3.50%, 11/20/2035	3,475	4,030,500
Series 2021-2 0.823%, 03/25/2035	10,000	677,665
3.75%, 03/25/2035	16,500	19,562,545
California Infrastructure & Economic Development Bank Series 2021 0.20%, 01/01/2050 (Pre-refunded/ETM)(a)	8,755	8,753,870
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	365	412,739
California State Public Works Board (California State Public Works Board Lease) Series 2014-B 5.00%, 10/01/2028	1,225	1,389,268
Series 2021-A 5.00%, 02/01/2027(b)	12,040	14,729,303
California State University Series 2021-B 2.374%, 11/01/2035	5,000	4,927,667

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Los Angeles Department of Airports Series 2018-C 5.00%, 05/15/2036	$5,840	$7,129,577
Series 2019 5.00%, 05/15/2039	5,215	6,440,905
City of Riverside CA Electric Revenue Series 2019-A 5.00%, 10/01/2033	5,230	6,631,861
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	2,000	2,080,715
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	6,195	6,468,764
CSCDA Community Improvement Authority 4.00%, 10/01/2046	4,000	4,201,000
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	13,000	13,253,079
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	3,000	2,882,520
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036	8,160	8,264,242
Los Angeles Unified School District/CA Series 2020-A 5.00%, 07/01/2027	10,000	12,405,291
Series 2020-R 5.00%, 07/01/2033	2,780	3,643,214
Metropolitan Water District of Southern California Series 2020-A 5.00%, 07/01/2027	7,550	9,385,226
Orange County Transportation Authority Series 2021 5.00%, 10/15/2024	6,590	7,515,939

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Sacramento County Water Financing Authority NATL Series 2007-B 0.65% (LIBOR 3 Month + 0.57%), 06/01/2039(c)	$15,000	$14,906,016
State of California Series 2013 5.00%, 11/01/2024-11/01/2025	43,465	47,737,472
Series 2014 5.00%, 05/01/2025-05/01/2026	80,965	90,763,094
Series 2019 5.00%, 11/01/2031-04/01/2036	42,375	53,689,802
Series 2020 5.00%, 11/01/2028-03/01/2035	39,335	51,162,920
Series 2021 5.00%, 10/01/2022	15,000	15,721,046
University of California Series 2022-S 5.00%, 05/15/2034-05/15/2035(b)	10,000	13,306,943

		463,876,577

Colorado – 1.9%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	3,680	3,890,029
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012-A 5.00%, 11/15/2022-11/15/2024	6,630	6,977,718
Series 2016-A 5.00%, 11/15/2023	4,085	4,492,526
Series 2018-A 5.00%, 12/01/2025-12/01/2032	79,745	97,940,635
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031-08/01/2035	5,265	6,610,006
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2027-11/01/2028	5,900	7,413,824
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	1,000	1,077,091
5.00%, 12/15/2026	270	313,453

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGM Series 2020 5.00%, 12/01/2024-12/01/2050	$1,760	$2,149,343

		130,864,625

Connecticut – 2.8%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2023-11/01/2028	2,420	2,779,807
Series 2017-B 5.00%, 08/15/2025-08/15/2027	12,195	14,747,517
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	938,736
Series 2017-C 5.00%, 08/15/2024-08/15/2028	8,950	10,665,466
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019-A 5.00%, 07/01/2032	5,425	6,769,224
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018-K1 5.00%, 07/01/2026-07/01/2029	4,400	5,279,016
State of Connecticut Series 2013-A 5.00%, 10/15/2021	3,370	3,375,085
Series 2014-A 5.00%, 03/01/2028	6,360	7,048,694
Series 2015-B 5.00%, 06/15/2032	7,345	8,471,182
Series 2015-F 5.00%, 11/15/2027	1,570	1,846,294
Series 2016-A 5.00%, 03/15/2024-03/15/2029	17,305	20,288,480
Series 2016-E 5.00%, 10/15/2024-10/15/2025	20,025	22,978,550
Series 2017-A 5.00%, 04/15/2022	8,450	8,668,289
Series 2017-B 5.00%, 04/15/2028	2,515	3,177,052
Series 2018-C 5.00%, 06/15/2026	5,500	6,633,458
Series 2018-D 5.00%, 04/15/2026	16,655	19,986,400
Series 2020-A 5.00%, 01/15/2040	2,565	3,226,350

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Connecticut Special Tax Revenue Series 2012 5.00%, 01/01/2022	$3,925	$3,971,402
Series 2012-A 5.00%, 01/01/2024	4,650	4,925,514
Series 2020 4.00%, 05/01/2036	1,000	1,187,318
5.00%, 05/01/2028-05/01/2038	11,780	15,152,818
Town of Stratford CT BAM Series 2019 5.00%, 01/01/2030-01/01/2033	13,370	15,984,706

		188,101,358

Delaware – 0.1%
Delaware River & Bay Authority Series 2014-C 5.00%, 01/01/2026-01/01/2027	5,470	6,021,459
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 4.00%, 09/01/2030	575	658,823
5.00%, 09/01/2050	1,000	1,207,976

		7,888,258

District of Columbia – 1.8%
District of Columbia Series 2013-A 5.00%, 06/01/2025-06/01/2027	59,115	63,676,813
District of Columbia (District of Columbia Pers Income Tax) Series 2012-C 5.00%, 12/01/2026	5,545	5,847,776
Metropolitan Washington Airports Authority Aviation Revenue Series 2014-A 5.00%, 10/01/2024	2,100	2,379,588
Series 2018-A 5.00%, 10/01/2029	1,155	1,450,603
Series 2019-A 5.00%, 10/01/2030-10/01/2032	8,840	11,226,279
Series 2020-A 5.00%, 10/01/2029-10/01/2034	26,410	33,882,538

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020-A 5.00%, 07/15/2036	$3,205	$4,131,133

		122,594,730

Florida – 4.6%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2030(a)	510	560,335
Central Florida Expressway Authority Series 2019-B 5.00%, 07/01/2033	11,335	14,365,718
AGM Series 2021 5.00%, 07/01/2026-07/01/2033	13,005	16,998,789
Citizens Property Insurance, Inc. Series 2012-A 5.00%, 06/01/2022	27,105	27,960,076
Series 2015-A 5.00%, 06/01/2022	1,795	1,808,593
City of Jacksonville FL Series 2012-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,000	1,047,734
City Of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	5,000	6,131,075
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2034-09/01/2035	1,300	901,270
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/2026 (Pre-refunded/ETM)	3,895	3,895,000
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2031	1,070	1,356,225
Series 2019-C 2.384%, 10/01/2026	1,250	1,311,516

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012-Q 5.00%, 10/01/2023	$5,000	$5,236,957
County of Miami-Dade FL Series 2015-B 5.00%, 07/01/2022	3,715	3,848,321
County of Miami-Dade FL Aviation Revenue Series 2012-A 5.00%, 10/01/2031 (Pre-refunded/ETM)	4,550	4,764,856
Series 2015-A 5.00%, 10/01/2022-10/01/2024	4,975	5,425,101
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030-10/01/2034	4,610	3,503,163
Duval County School Board (Duval County School Board COP) Series 2015-B 5.00%, 07/01/2026	4,280	4,961,382
Florida Department of Environmental Protection Series 2012-A 5.00%, 07/01/2022	10,225	10,591,947
Florida Development Finance Corp. (Lakeland Regional Health Systems Obligated Group) Series 2021 4.00%, 11/15/2036	1,850	2,249,880
5.00%, 11/15/2032	1,450	1,945,147
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.125%, 06/01/2040(a)	3,765	4,418,790
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2024-10/01/2028	3,765	4,369,281
Series 2021 1.425%, 10/01/2026	3,000	3,026,128
Florida State Board of Education (State of Florida) Series 2014-A 5.00%, 06/01/2022	3,545	3,658,274

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029-10/01/2031	$13,335	$16,264,165
Series 2019-A 5.00%, 10/01/2033	7,975	10,075,254
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,711,454
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	2,650	2,889,724
Hollywood Community Redevelopment Agency Series 2015 5.00%, 03/01/2022-03/01/2023	3,645	3,764,448
JEA Electric System Revenue Series 2017-B 5.00%, 10/01/2030	1,185	1,461,354
JEA Water & Sewer System Revenue Series 2014-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,744,135
5.00%, 10/01/2025	1,495	1,671,016
Series 2017-A 5.00%, 10/01/2026	22,290	27,093,272
Manatee County School District (Manatee County School District COP) Series 2016-A 5.00%, 07/01/2028-07/01/2029	14,010	16,654,527
North Broward Hospital District Series 2017-B 5.00%, 01/01/2029-01/01/2030	6,180	7,474,524
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019 5.00%, 10/01/2022-10/01/2024	18,515	20,196,142
Orange County School Board Series 2014-A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	28,395,286
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	24,097,774
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	2,355	2,404,967

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	$2,000	$2,503,284
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,864,387
St. Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2022	3,150	3,295,285
Tampa Bay Water Series 2011-A 5.00%, 10/01/2023	2,050	2,050,000

		311,946,556

Georgia – 1.5%
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2028	12,250	13,542,571
Series 2021-B 5.00%, 07/01/2028(b)	1,000	1,264,888
Series 2021-C 4.00%, 07/01/2038-07/01/2042(b)	5,765	6,775,230
5.00%, 07/01/2029-07/01/2037(b)	14,590	18,881,743
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2026-04/01/2031	2,275	2,804,816
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	34,735	36,918,029
Series 2018-C 4.00%, 08/01/2048	18,000	19,270,631
Private Colleges & Universities Authority (Emory University) Series 2020-B 4.00%, 09/01/2035	1,280	1,544,886

		101,002,794

Guam – 0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	1,000	1,153,649

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Hawaii – 0.3%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2028-11/01/2029(b)	$5,750	$7,041,926
State of Hawaii Series 2015-E 5.00%, 10/01/2023	7,105	7,780,542
State of Hawaii Harbor System Revenue Series 2020-A 4.00%, 07/01/2035	2,765	3,256,245

		18,078,713

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015-A 5.00%, 07/15/2022-07/15/2023	4,675	4,909,475

Illinois – 5.2%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2023	7,000	7,655,169
Series 2018-A 4.00%, 12/01/2022	5,500	5,722,276
5.00%, 12/01/2026	1,000	1,194,602
Chicago O’Hare International Airport Series 2016-C 5.00%, 01/01/2027	3,020	3,551,275
Chicago Transit Authority Series 2017 5.00%, 06/01/2022	7,460	7,686,360
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022-09/01/2034	4,485	5,332,781
Illinois Finance Authority (NorthShore University HealthSystem Obligated Group) Series 2020 5.00%, 08/15/2029-08/15/2034	7,785	10,144,512
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2021-11/15/2028	3,350	3,728,761

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (State of Illinois Water Revolving Fund – Clean Water Program) Series 2020 4.00%, 07/01/2037	$2,000	$2,409,187
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2028-10/01/2038	18,380	25,311,691
Illinois Municipal Electric Agency Series 2015-A 5.00%, 02/01/2027-02/01/2029	42,820	49,812,021
Illinois State Toll Highway Authority Series 2014-A 5.00%, 12/01/2021	9,020	9,089,335
Series 2014-D 5.00%, 01/01/2023	1,185	1,255,671
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 06/15/2023 (Pre-refunded/ETM)	565	583,560
5.00%, 06/15/2023-12/15/2028	13,575	14,020,933
Series 2022 4.00%, 12/15/2042(b)	2,745	3,117,306
Metropolitan Water Reclamation District of Greater Chicago Series 2007-B 5.25%, 12/01/2034	7,075	10,044,388
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2022-06/01/2025	31,710	35,226,527
State of Illinois Series 2012 5.00%, 03/01/2023-08/01/2025	20,610	21,278,805
Series 2013 5.50%, 07/01/2024	5,415	5,885,862
Series 2013-A 5.00%, 04/01/2023	4,415	4,716,052
Series 2014 5.00%, 02/01/2024-05/01/2027	26,620	29,504,919
Series 2016 5.00%, 06/01/2022-02/01/2029	4,620	4,927,418
Series 2017-A 5.00%, 12/01/2024	8,590	9,754,730
Series 2017-D 5.00%, 11/01/2024-11/01/2028	57,195	64,903,322

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019-B 4.00%, 11/01/2033	$9,000	$10,316,598
Series 2020 5.50%, 05/01/2039	1,500	1,896,544
State of Illinois Sales Tax Revenue Series 2016-C 5.00%, 06/15/2022	2,525	2,608,241
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(d)(e)	5,078	101,560

		351,780,406

Indiana – 0.3%
City of Whiting IN (BP Products North America, Inc.) Series 2019 5.00%, 12/01/2044	9,670	11,552,243
Indiana Finance Authority (CWA Authority, Inc.) Series 2021 5.00%, 10/01/2033	5,000	6,666,332
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	1,895	1,907,634

		20,126,209

Iowa – 0.4%
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2021-A 5.00%, 08/01/2038	5,460	7,210,537
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	14,000	16,580,370

		23,790,907

Kansas – 0.1%
City of Junction City KS Series 2016-A 5.00%, 09/01/2023	3,805	4,137,439

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky – 2.9%
County of Carroll KY (Kentucky Utilities Co.) Series 2019 1.75%, 10/01/2034	$3,835	$3,857,111
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2029	1,000	1,219,476
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2028-06/01/2030	14,650	17,515,757
Kentucky Public Energy Authority (BP PLC) Series 2018-B 4.00%, 01/01/2049	24,850	27,369,094
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	18,590	20,087,032
Series 2018-C 4.00%, 12/01/2049	36,475	40,622,583
Series 2019-A 4.00%, 12/01/2049	10,895	12,144,522
Kentucky Turnpike Authority Series 2012-A 5.00%, 07/01/2026 (Pre-refunded/ETM)	8,490	8,796,387
Series 2016-A 5.00%, 07/01/2023-07/01/2027	13,375	15,360,088
Louisville and Jefferson County Metropolitan Sewer District Series 2021 3.00%, 10/14/2022(b)	45,150	46,448,830

		193,420,880

Louisiana – 0.4%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2034	6,145	7,899,391
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027-08/01/2028	8,985	10,437,592

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	$2,250	$2,553,201
6.10%, 06/01/2038-12/01/2040(a)	5,625	7,314,758
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,312,575

		29,517,517

Maine – 0.0%
Maine Municipal Bond Bank Series 2014-A 5.00%, 09/01/2025	1,000	1,131,235

Maryland – 0.6%
County of Frederick MD 5.00%, 08/01/2027	2,265	2,810,987
Series 2019-A 5.00%, 08/01/2027	2,265	2,811,438
County of Howard MD Series 2020-A 5.00%, 08/15/2031-08/15/2032	8,465	11,149,171
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 5.00%, 04/15/2028-04/15/2031	4,285	5,464,700
State of Maryland Series 2021-A 5.00%, 08/01/2026	3,700	4,475,619
Series 2022-D 4.00%, 08/01/2028(b)	3,250	3,799,366
State of Maryland Department of Transportation (Baltimore/Washington International Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2026-08/01/2034	5,250	6,600,745

		37,112,026

Massachusetts – 2.2%
Commonwealth of Massachusetts Series 2016-B 5.00%, 07/01/2023	3,965	4,296,316
Series 2017-D 5.00%, 02/01/2036	4,435	5,371,005
Series 2018-B 5.00%, 01/01/2031	3,685	4,580,272

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2020 5.00%, 07/01/2026	$1,925	$2,323,827
Series 2021-C 5.00%, 09/01/2028(b)	6,595	8,404,584
CIFG Series 2007-A 0.654% (LIBOR 3 Month + 0.57%), 05/01/2037(c)	15,250	15,091,402
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	10,340	13,430,577
Massachusetts Bay Transportation Authority Sales Tax Revenue Series 2007-A 5.25%, 07/01/2033	6,600	9,368,002
Massachusetts Development Finance Agency (Brandeis University) Series 2019-S 5.00%, 10/01/2025-10/01/2033	15,375	18,942,436
Massachusetts Development Finance Agency (Mass General Brigham, Inc.) Series 2017-S1 5.00%, 07/01/2025-07/01/2029	24,065	29,362,165
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020-U 5.00%, 07/01/2028	950	1,203,265
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019-A 5.00%, 07/01/2028-07/01/2033	7,525	9,305,169
AGM Series 2020-C 5.00%, 10/01/2026-10/01/2032	2,495	3,154,776
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2036	8,615	11,113,899
Massachusetts School Building Authority Series 2012-A 5.00%, 08/15/2022 (Pre-refunded/ETM)	455	473,922
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012-A 5.00%, 08/15/2022-08/15/2023	10,225	10,653,390

		147,075,007

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 4.8%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 0.697% (LIBOR 3 Month + 0.60%), 07/01/2032(c)	$14,000	$14,009,538
Great Lakes Water Authority Water Supply System Revenue Series 2016-C 5.00%, 07/01/2024-07/01/2025	12,505	14,454,273
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2020 2.625%, 05/15/2025	1,150	1,151,200
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	2,915	3,261,851
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	48,585	57,621,159
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 3.60%, 10/01/2021	500	500,000
3.80%, 10/01/2022	500	511,490
3.875%, 10/01/2023	2,000	2,092,723
4.00%, 10/01/2024	3,000	3,210,414
4.50%, 10/01/2029	12,065	12,843,922
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2025-07/01/2027	39,940	45,098,782
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024-07/01/2027	54,355	61,327,855
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	15,000	15,351,121

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 4.00%, 06/01/2022-06/01/2039	$9,000	$10,509,611
5.00%, 06/01/2025-06/01/2031	5,645	7,017,477
Michigan Finance Authority (Public Lighting Authority) Series 2014 5.00%, 07/01/2030	1,600	1,725,786
Series 2014-B 5.00%, 07/01/2027-07/01/2031	7,450	8,086,568
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/2023-12/01/2025	13,075	14,771,893
5.50%, 12/01/2026-12/01/2027	7,220	8,494,435
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/2024-06/30/2028	31,630	38,169,906
South Lyon Community Schools Series 2016 5.00%, 05/01/2022	3,060	3,144,739

		323,354,743

Minnesota – 0.1%
State of Minnesota Series 2015-B 5.00%, 08/01/2022	3,745	3,895,657
Series 2021-A 5.00%, 09/01/2029	1,375	1,793,797

		5,689,454

Missouri – 0.5%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2025-03/01/2028	2,820	3,276,090
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-A 4.00%, 07/01/2033-07/01/2040	14,000	16,918,245
5.00%, 07/01/2031	4,470	5,993,854

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025-03/01/2027	$1,620	$1,817,585
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2025	2,630	2,998,401

		31,004,175

Montana – 0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025-02/15/2028	15,015	17,861,040

Nebraska – 0.9%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	57,465	62,765,261

Nevada – 1.2%
City of Las Vegas NV Series 2015-C 5.00%, 09/01/2023-09/01/2026	8,605	9,658,338
Clark County School District Series 2015-B 5.00%, 06/15/2022	17,785	18,385,295
Series 2016-D 5.00%, 06/15/2024	26,915	30,260,413
Series 2017-C 5.00%, 06/15/2027	3,565	4,374,816
County of Clark NV Series 2017 5.00%, 06/01/2024	6,530	7,343,659
Las Vegas Valley Water District Series 2016-B 5.00%, 06/01/2028	4,590	5,494,444
State of Nevada Department of Business & Industry Series 2021 0.25%, 01/01/2050 (Pre-refunded/ETM)(a)	5,000	5,000,169

		80,517,134

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.3%
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018-A 4.00%, 11/01/2027(a)	$2,250	$2,351,859
New Hampshire Business Finance Authority (New Hampshire Business Finance Authority) Series 2020-1 4.125%, 01/20/2034	9,324	11,086,389
State of New Hampshire Series 2020-D 5.00%, 12/01/2023	7,225	7,968,557

		21,406,805

New Jersey – 5.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	4,930	5,905,680
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 01/01/2022	1,075	1,086,955
5.50%, 01/01/2026-01/01/2027	2,000	2,227,823
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2021-10/01/2025	9,515	10,323,004
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025-06/15/2026	4,500	4,824,984
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	3,920	4,085,624
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2028	13,805	16,409,708
Series 2018-A 5.00%, 06/15/2029	3,050	3,597,121
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2027-12/15/2033	65,505	81,736,996

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019 5.00%, 12/15/2028-12/15/2031	$8,720	$10,992,512
Series 2019-B 5.00%, 06/15/2033	3,885	4,822,285
Series 2020-A 5.00%, 06/15/2035	1,810	2,318,196
Series 2021-A 5.00%, 06/15/2033	4,845	6,299,141
Series 2022-A 5.00%, 06/15/2034(b)	11,635	14,829,335
New Jersey Turnpike Authority Series 2012-B 5.00%, 01/01/2026 (Pre-refunded/ETM)	6,015	6,374,407
5.00%, 01/01/2027 (Pre-refunded/ETM)	6,685	7,084,441
Series 2014-A 5.00%, 01/01/2027-01/01/2029	75,940	85,334,264
Series 2014-C 5.00%, 01/01/2024	14,720	16,234,729
Series 2017-A 5.00%, 01/01/2029	7,235	8,741,281
Series 2017-B 5.00%, 01/01/2029-01/01/2031	40,050	49,820,148
Series 2021-B 1.713%, 01/01/2029	6,625	6,558,048
AGM Series 2005-D3 5.25%, 01/01/2026	14,770	17,621,219
State of New Jersey Series 2020 5.00%, 06/01/2029	4,895	6,264,955
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023-06/01/2035	17,385	20,752,025

		394,244,881

New York – 14.4%
City of New York NY Series 2013-D 5.00%, 08/01/2022	3,885	4,040,296
Series 2014-A 5.00%, 08/01/2027	1,130	1,273,975
Series 2015-A 5.00%, 08/01/2023	2,040	2,218,455
Series 2018-D 5.00%, 12/01/2039	2,435	3,010,306
Series 2020-A 5.00%, 08/01/2024-08/01/2027	14,900	18,313,061

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2020-B 5.00%, 11/01/2027	$7,320	$9,118,860
Series 2020-C 5.00%, 08/01/2032	3,150	4,091,468
Series 2021-A 5.00%, 08/01/2033	2,025	2,654,113
Series 2021-D 1.396%, 08/01/2027	18,930	18,855,418
Series 2021-F 5.00%, 06/01/2044	5,000	5,788,843
Series 2021-L 5.00%, 04/01/2034	4,000	5,187,234
County of Nassau NY Series 2017-C 5.00%, 10/01/2026	8,840	10,662,704
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039(a)	5,000	5,991,223
Metropolitan Transportation Authority Series 2012-D 5.00%, 11/15/2028	6,890	7,225,456
Series 2012-E 5.00%, 11/15/2024 (Pre-refunded/ETM)	6,055	6,383,109
Series 2012-F 5.00%, 11/15/2022-11/15/2026	55,630	58,444,087
Series 2012-H 5.00%, 11/15/2026 (Pre-refunded/ETM)	3,335	3,515,717
5.00%, 11/15/2026	2,730	2,866,055
Series 2013-B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	10,464,774
Series 2014-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,629,603
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,447,942
Series 2014-C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,727,797
Series 2017-C 5.00%, 11/15/2028-11/15/2033	71,630	86,865,324
Series 2019-B 5.00%, 05/15/2022	59,625	61,333,065
Series 2021-D 0.364% (SOFR + 0.33%), 11/01/2035(c)	10,000	9,961,405

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2027	$4,505	$4,740,006
New York City Housing Development Corp. Series 2021-H 0.12%, 11/01/2051	21,315	21,308,802
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031-07/15/2032	53,945	67,560,402
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011-A 5.00%, 11/01/2022-11/01/2025	34,430	34,556,200
Series 2011-C 5.00%, 11/01/2023-11/01/2025	17,620	17,684,584
Series 2012-A 5.00%, 08/01/2025	12,345	12,835,314
Series 2012-B 5.00%, 11/01/2023	20,000	21,036,784
Series 2017-A 5.00%, 08/01/2033	4,860	5,940,533
Series 2019-B 5.00%, 11/01/2035-11/01/2036	59,785	76,773,633
Series 2021-B 4.00%, 08/01/2037-08/01/2038	15,230	18,129,904
5.00%, 08/01/2024	6,505	7,365,286
Series 2021-E 4.00%, 02/01/2040	4,335	5,079,245
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	4,250	4,401,659
2.80%, 09/15/2069	11,555	11,742,525
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-C 5.00%, 03/15/2027	2,015	2,240,869
Series 2020-D 5.00%, 02/15/2029-02/15/2034	25,980	33,191,769

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012-A 5.00%, 04/01/2023	$17,940	$18,364,738
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2036-03/15/2040	9,000	10,642,632
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013-C 5.00%, 03/15/2025-03/15/2026	63,625	67,979,856
Series 2013-D 5.00%, 03/15/2023	32,000	34,229,069
Series 2016-A 5.00%, 03/15/2024	4,010	4,473,431
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027-01/01/2029	74,370	90,087,143
Series 2020 4.00%, 10/01/2030	4,400	5,136,670
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	2,095	2,323,595
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	3,385	3,707,126
Series 2020-2 5.00%, 07/15/2033	5,910	7,548,420
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2027-06/01/2033	5,520	7,093,244
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	14,725	14,734,365
2.591%, 05/15/2036	2,000	2,002,378

		965,980,472

North Carolina – 0.0%
North Carolina Eastern Municipal Power Agency Series 1988-A 6.00%, 01/01/2026 (Pre-refunded/ETM)	1,720	1,744,384

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Dakota – 0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2028-06/01/2030	$5,000	$6,070,720

Ohio – 1.1%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2037-06/01/2038	3,000	3,481,674
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2026-08/01/2028	20,420	24,904,853
Series 2020 5.00%, 12/01/2028-12/01/2029	6,965	8,891,318
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026-02/15/2027	5,455	6,464,391
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017-A 5.00%, 11/01/2031	1,000	1,233,369
County of Hamilton OH Sewer System Revenue Series 2019-A 5.00%, 12/01/2034	9,375	12,017,307
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2022-12/01/2023	3,470	3,670,530
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	2,330	2,370,973
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020-A 5.00%, 12/01/2032	4,970	6,516,683
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	6,325	6,436,225

		75,987,323

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.1%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022-07/01/2028	$3,035	$3,300,536
McGee Creek Authority NATL Series 1992 6.00%, 01/01/2023	995	1,035,123
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	3,005	3,028,723

		7,364,382

Oregon – 0.4%
City of Portland OR Sewer System Revenue Series 2013-A 5.00%, 08/01/2022	8,685	9,032,907
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014-A 5.00%, 10/01/2024	630	663,372
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2030-08/15/2038	8,260	10,541,845
Salem Hospital Facility Authority (Salem Health Obligated Group) Series 2019 5.00%, 05/15/2038	2,205	2,743,710
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009-D 5.00%, 11/01/2021-11/01/2023	90	90,328
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2028	2,335	2,888,556

		25,960,718

Other – 1.0%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-A, Class 1 3.87%, 11/15/2035(a)	23,651	27,050,097
Series 2019-C, Class 1 3.87%, 11/15/2035(a)	5,517	6,309,452

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019-D, Class 1 3.87%, 11/15/2035(a)	$5,037	$5,761,290
Series 2019-E, Class 1 3.87%, 11/15/2035(a)	3,384	3,870,692
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019-M 2.625%, 06/15/2035(a)	9,775	10,329,226
Series 2019M 2.60%, 09/15/2033(a)	9,735	10,387,638
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) Series 2019-M 2.65%, 06/15/2035(a)	4,895	5,200,634

		68,909,029

Pennsylvania – 5.6%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2038-01/01/2039	7,235	8,396,018
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030-07/15/2033	19,390	24,578,876
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	3,500	3,852,995
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 01/01/2035	2,120	2,159,205
City of Philadelphia PA Series 2019-A 5.00%, 08/01/2026	1,420	1,709,405
Series 2019-B 5.00%, 02/01/2030	1,005	1,284,090
AGM Series 2017-A 5.00%, 08/01/2027-08/01/2032	46,290	56,787,555
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024-10/01/2026	17,425	20,354,744
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2024	9,575	10,892,559

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017 5.00%, 01/01/2026-01/01/2027	$20,480	$24,829,899
Series 2019 5.00%, 07/15/2025	3,120	3,649,086
Geisinger Authority (Geisinger Health System Obligated Group) Series 2020 5.00%, 04/01/2043	2,500	3,189,918
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,805,025
Montgomery County Higher Education & Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027-12/01/2032	5,000	5,658,107
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2026-09/01/2030	10,650	13,186,252
Series 2019 5.00%, 09/01/2030-09/01/2032	2,910	3,672,090
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026-12/31/2028	51,190	60,991,969
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A1 5.00%, 04/15/2028-04/15/2031	9,030	11,535,782
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2038-08/15/2040(b)	2,410	2,789,810
5.00%, 08/15/2029-08/15/2030(b)	1,575	1,967,820
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2028-06/01/2030	13,280	16,153,516

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019 5.00%, 12/01/2022-12/01/2030	$19,140	$23,333,111
Series 2021-B 5.00%, 12/01/2028	1,145	1,453,140
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030-08/01/2040	4,645	5,557,207
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2035-11/01/2038	5,560	6,461,559
5.00%, 11/01/2027-11/01/2034	11,940	15,057,677
School District of Philadelphia (The) Series 2016-D 5.00%, 09/01/2024	8,360	9,446,728
Series 2016-F 5.00%, 09/01/2023-09/01/2024	29,200	32,781,635

		378,535,778

Puerto Rico – 0.5%
Commonwealth of Puerto Rico AGC Series 2001-A 5.50%, 07/01/2029	125	138,900
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	5,150	5,687,688
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	4,260	4,693,452
AGC Series 2007-C 5.50%, 07/01/2031	510	573,488
AGC Series 2007-N 5.25%, 07/01/2034-07/01/2036	10,525	11,431,192
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	3,250	3,617,454
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	6,726	6,420,922

		32,563,096

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.7%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2028-09/15/2032	$12,390	$15,547,391
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) Series 2016-B 5.00%, 06/15/2027	10,565	12,633,694
Rhode Island Depositors Economic Protection Corp. Series 1993-A 6.375%, 08/01/2022 (Pre-refunded/ETM)	5,780	6,041,402
Tobacco Settlement Financing Corp./RI Series 2015-A 5.00%, 06/01/2022-06/01/2023	9,635	10,214,885

		44,437,372

South Carolina – 1.3%
Kershaw County School District/SC (Kershaw County School District/SC Lease) Series 2015 5.00%, 12/01/2021	1,185	1,193,994
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	48,725	52,447,278
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2022-12/01/2027	7,000	7,918,968
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2030-12/01/2034	2,435	2,871,742
Series 2020-A 4.00%, 12/01/2037	1,690	1,995,019
Series 2021-A 4.00%, 12/01/2035-12/01/2036	15,475	18,632,519
Series 2021-B 5.00%, 12/01/2040	3,000	3,876,291

		88,935,811

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2029-09/01/2030	$7,025	$8,424,389

Tennessee – 0.8%
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2023	4,350	4,693,384
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	5,445	6,136,968
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2017-A 4.00%, 05/01/2048	39,715	41,708,300

		52,538,652

Texas – 5.0%
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2025	1,000	1,126,825
City of Austin TX Airport System Revenue Series 2019 5.00%, 11/15/2025	3,200	3,755,858
City of Austin TX Water & Wastewater System Revenue Series 2015-A 5.00%, 11/15/2024	4,730	5,413,914
City of Houston TX Series 2017-A 5.00%, 03/01/2025	16,370	18,908,822
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023-09/01/2025	3,800	4,206,377
City of Houston TX Airport System Revenue Series 2018-B 5.00%, 07/01/2030	6,160	7,704,982
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	10,831,602

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2023-05/15/2028	$24,850	$27,476,527
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2031-02/01/2036	9,725	12,748,169
Dallas/Fort Worth International Airport Series 2014-A 5.25%, 11/01/2028	11,585	12,716,795
Denton Independent School District Series 2016 5.00%, 08/15/2027	1,220	1,449,502
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	84,825	89,961,043
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2042	5,000	5,937,328
Harris County Hospital District Series 2016 5.00%, 02/15/2022-02/15/2027	3,705	4,150,403
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2026-10/15/2031	3,220	3,759,418
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	10,680	11,231,700
New Hope Cultural Education Facilities Finance Corp. Series 2017-A 5.00%, 04/01/2028 (Pre-refunded/ETM)	1,130	1,384,494
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2025-08/15/2028	7,250	8,713,163

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2035	$875	$975,260
North Texas Tollway Authority Series 2014 5.00%, 01/01/2023 (Pre-refunded/ETM)	1,985	2,103,607
5.00%, 01/01/2023-01/01/2024	4,860	5,230,296
5.00%, 01/01/2024 (Pre-refunded/ETM)	900	994,858
Series 2014-A 5.00%, 01/01/2022 (Pre-refunded/ETM)	4,000	4,046,749
North Texas Tollway Authority (North Texas Tollway System) Series 2015-B 5.00%, 01/01/2023-01/01/2028	12,275	13,961,559
Series 2019-B 5.00%, 01/01/2027-01/01/2029	30,080	37,628,781
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	1,360	1,404,733
San Antonio Water System Series 2013-E 5.00%, 05/15/2025	3,000	3,225,512
Spring Branch Independent School District Series 2015-A 5.00%, 02/01/2024	3,215	3,568,619
Series 2015-B 5.00%, 02/01/2024	4,855	5,389,002
State of Texas Series 2011 5.00%, 10/01/2023 (Pre-refunded/ETM)	5,500	5,500,000
5.00%, 10/01/2023-10/01/2025	11,425	11,466,414
5.00%, 10/01/2024 (Pre-refunded/ETM)	5,440	5,440,000
5.00%, 10/01/2025 (Pre-refunded/ETM)	3,025	3,025,000
Series 2021-B 4.00%, 08/01/2026	2,335	2,638,956

		338,076,268

Utah – 0.4%
City of Salt Lake City UT Airport Revenue Series 2021-A 5.00%, 07/01/2033-07/01/2036	16,110	20,745,370
Davis School District Series 2017 5.00%, 06/01/2022	1,015	1,047,501

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Utah Transit Authority Series 2015-A 5.00%, 06/15/2027 (Pre-refunded/ETM)	$2,000	$2,336,491
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,511,728
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015-A 5.00%, 06/15/2026	1,305	1,507,021

		28,148,111

Virginia – 0.6%
County of Loudoun VA Series 2020-A 5.00%, 12/01/2021	4,230	4,262,721
Series 2020-B 5.00%, 12/01/2024	3,300	3,787,717
Fairfax County Economic Development Authority (County of Fairfax VA Lease) Series 2020 5.00%, 08/01/2022-08/01/2033	8,040	9,848,299
Hampton Roads Transportation Accountability Commission Series 2020-A 5.00%, 07/01/2039	4,745	6,062,482
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015-A 5.00%, 02/01/2023	4,435	4,718,217
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2029-01/01/2035	10,720	13,081,530

		41,760,966

Washington – 2.9%
City of Seattle WA Municipal Light & Power Revenue Series 2012-A 4.00%, 06/01/2036 (Pre-refunded/ETM)	6,225	6,383,469
Series 2016-B 5.00%, 04/01/2026	4,300	5,145,580
Series 2021-A 4.00%, 07/01/2033-07/01/2035	11,140	13,677,434

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2022	$1,100	$1,143,971
County of King WA Series 2015 5.00%, 07/01/2023	2,485	2,693,103
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/2022	2,710	2,861,562
Port of Seattle WA Series 2015-C 5.00%, 04/01/2022-04/01/2023	3,195	3,348,579
Series 2018-A 5.00%, 05/01/2025	8,320	9,594,329
Series 2018-B 5.00%, 05/01/2025	4,695	5,414,107
Series 2019 5.00%, 04/01/2032-04/01/2033	2,500	3,105,271
Series 2021 4.00%, 08/01/2040	5,750	6,712,494
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/2021	3,600	3,627,906
State of Washington Series 2012-R 5.00%, 07/01/2024	6,765	7,005,708
Series 2015-2 5.00%, 07/01/2023	9,895	10,725,457
Series 2015-A1 5.00%, 08/01/2023	8,010	8,713,781
Series 2020 5.00%, 07/01/2026	1,170	1,410,575
State of Washington (State of Washington COP) Series 2015-C 5.00%, 07/01/2022-01/01/2023	8,805	9,182,265
State of Washington (State of Washington Fed Hwy Grant) Series 2012-F 5.00%, 09/01/2023	17,550	18,307,572
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015-B 5.00%, 08/15/2028-08/15/2030	31,550	36,777,874

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025-08/15/2030	$15,880	$18,792,531
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	10,600	12,407,880
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	4,977	5,743,285
Series 2021-1, Class X 0.725%, 12/20/2035(f)	3,285	201,333
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	3,505	3,507,682

		196,483,748

West Virginia – 0.3%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	16,125	16,732,432

Wisconsin – 2.5%
State of Wisconsin Series 2019-A 5.00%, 05/01/2025-05/01/2029	45,000	54,634,612
Series 2021-1 5.00%, 05/01/2026-05/01/2031	14,150	17,808,797
Series 2021-2 5.00%, 05/01/2024-05/01/2025	29,485	33,581,382
UMA Education, Inc. Series 2019 5.00%, 10/01/2022-10/01/2029(a)	16,760	19,535,535
Wisconsin Center District AGM Series 2020-C Zero Coupon, 12/15/2028-12/15/2034	8,515	6,802,748

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran Obligated Group) Series 2021 4.00%, 10/15/2034-10/15/2035	$3,500	$4,210,623
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	2,445	2,445,497
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2040	3,750	4,482,798
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	1,000	1,088,668
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 3.00%, 04/01/2025(a)	355	366,259
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2035-02/01/2040	11,470	13,257,389
Series 2022 5.00%, 02/01/2031-02/01/2032(b)	5,920	7,417,291
WPPI Energy Series 2014-A 5.00%, 07/01/2029	1,000	1,123,594

		166,755,193

Total Long-Term Municipal Bonds (cost $5,608,197,018)		5,893,653,129

Short-Term Municipal Notes – 10.2%
California – 0.0%
City & County of San Francisco CA (Related/Mariposa Development Co. LP) Series 2017-B1 0.05%, 07/01/2057(g)	2,855	2,855,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of San Bernardino CA (WLP Evergreen Apartments LLC) Series 1999 0.05%, 05/15/2029(g)	$400	$400,000

		3,255,000

Colorado – 0.2%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 0.06%, 12/01/2052(g)	15,000	15,000,000

District of Columbia – 0.2%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 0.06%, 11/01/2045(g)	6,405	6,405,000
District of Columbia (Georgetown University (The)) Series 2016 0.05%, 04/01/2041(g)	3,530	3,530,000
District of Columbia (MedStar Health Obligated Group) Series 2012-A 0.05%, 08/15/2038(g)	2,245	2,245,000

		12,180,000

Florida – 1.3%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 0.06%, 07/01/2032(g)	3,520	3,520,000
Florida Gulf Coast University Financing Corp. Series 2009-A 0.06%, 02/01/2039(g)	1,660	1,660,000
Florida Keys Aqueduct Authority Series 2013 0.05%, 09/01/2035(g)	1,100	1,100,000
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 0.07%, 06/01/2048(g)	7,250	7,250,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017-C 0.05%, 01/01/2039(g)	$8,685	$8,685,000
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019-E 0.04%, 10/01/2026(g)	2,700	2,700,000
School Board of Miami-Dade County (The) Series 2021 2.50%, 02/23/2022(b)	58,800	59,311,907

		84,226,907

Hawaii – 0.1%
Hawaii Housing Finance & Development Corp. (Ho’olehua Housing LP) Series 2008 0.05%, 12/01/2041(g)	3,640	3,640,000

Illinois – 0.5%
Illinois Development Finance Authority (American College of Surgeons) Series 1996 0.05%, 08/01/2026(g)	836	836,000
Illinois Educational Facilities Authority (Lincoln Park Society (The)) Series 1999 0.08%, 01/01/2029(g)	100	100,000
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 0.07%, 08/01/2035(g)	995	995,000
Illinois Finance Authority (North Park University) Series 2016 0.04%, 07/01/2035(g)	10,550	10,550,000
Illinois Housing Development Authority (Steadfast Foxview LP) Series 2008 0.06%, 01/01/2041(g)	14,500	14,500,000
Village of Brookfield IL (Chicago Zoological Society (The)) Series 2008 0.05%, 06/01/2038(g)	6,165	6,165,000

		33,146,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Indiana – 0.1%
City of Indianapolis IN (Foundation for Affordable Rental Housing, Inc.) Series 2008 0.05%, 05/15/2038(g)	$4,550	$4,550,000

Iowa – 0.5%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 0.04%, 12/01/2041(g)	26,080	26,080,000
0.05%, 11/15/2041(g)	9,135	9,135,000

		35,215,000

Kentucky – 0.2%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-A 0.06%, 10/01/2039(g)	13,450	13,450,000

Louisiana – 0.6%
Louisiana Offshore Terminal Authority (Loop LLC) Series 2013 0.07%, 09/01/2033(g)	20,450	20,450,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 0.07%, 07/01/2047(g)	14,975	14,975,000
Louisiana Public Facilities Authority (Coca-Cola Bottling Co. United-Gulf Coast LLC) Series 2013 0.04%, 04/02/2023(g)	2,265	2,265,000

		37,690,000

Maryland – 0.3%
Maryland Health & Higher Educational Facilities Authority Series 2014-B 0.04%, 04/01/2035(g)	1,925	1,925,000
Maryland Health & Higher Educational Facilities Authority (Luminis Health Obligated Group) Series 2011 0.06%, 07/01/2043(g)	8,875	8,875,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Maryland Health & Higher Educational Facilities Authority (University of Maryland Medical System Obligated Group) Series 2007 0.04%, 07/01/2034(g)	$6,110	$6,110,000
Montgomery County Housing Opportunities Commission Series 2011-A 0.06%, 01/01/2049(g)	1,875	1,875,000

		18,785,000

Massachusetts – 0.0%
Massachusetts Health & Educational Facilities Authority (Partners Healthcare System, Inc.) Series 2011 0.05%, 07/01/2040(g)	490	490,000

Michigan – 0.4%
Grand Valley State University Series 2019-B 0.06%, 12/01/2031(g)	18,590	18,590,000
Lakeview School District/MI Series 2019-B 0.06%, 05/01/2032(g)	5,625	5,625,000
Michigan Strategic Fund (Wedgwood Christian Services) Series 2008
0.08%, 12/01/2038(g)	1,830	1,830,000

		26,045,000

Minnesota – 0.5%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018 0.05%, 11/15/2048(g)	4,805	4,805,000
City of Minneapolis MN (One Ten Grant LP) Series 1989 0.05%, 09/01/2026(g)	9,315	9,315,000
City of Minneapolis MN (Seven Corners Community Housing Corp.) Series 2001 0.06%, 11/01/2031(g)	1,525	1,525,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 0.05%, 11/15/2034(g)	$15,625	$15,625,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009-C 0.05%, 11/15/2035(g)	2,400	2,400,000

		33,670,000

Nevada – 0.4%
County of Clark Department of Aviation Series 2008-D 0.06%, 07/01/2029(g)	27,070	27,070,000
Series 2014-D 0.05%, 07/01/2040(g)	1,050	1,050,000

		28,120,000

New Jersey – 0.3%
New Jersey Health Care Facilities Financing Authority Series 2017 0.05%, 07/01/2035(g)	2,995	2,995,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-B 0.05%, 07/01/2036(g)	3,675	3,675,000
Series 2008-C 0.05%, 07/01/2036(g)	16,630	16,630,000

		23,300,000

New York – 1.2%
City of New York NY Series 2016 0.06%, 08/01/2044(g)	12,375	12,375,000
Series 2019-I 0.06%, 03/01/2044(g)	5,950	5,950,000
County of Clark Department of Aviation Series 2014-D 0.05%, 07/01/2040(g)	9,960	9,960,000
New York City Housing Development Corp. Series 2008 0.04%, 04/15/2035(g)	300	300,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Housing Development Corp. (2 Gold LLC) Series 2008-A 0.05%, 04/15/2036(g)	$32,500	$32,500,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 0.06%, 05/01/2044(g)	21,910	21,910,000

		82,995,000

North Carolina – 0.0%
Durham County Industrial Facilities & Pollution Control Financing Authority (Research Triangle Institute) Series 2012 0.07%, 09/01/2037(g)	780	780,000

Ohio – 0.1%
Columbus Regional Airport Authority Series 2006 0.05%, 12/01/2036(g)	7,790	7,790,000

Oregon – 0.5%
Clackamas County Hospital Facility Authority (Legacy Health Obligated Group) Series 2008-A 0.03%, 06/01/2037(g)	14,825	14,825,000
Series 2008-B 0.03%, 06/01/2037(g)	20,515	20,515,000

		35,340,000

Pennsylvania – 0.3%
Emmaus General Authority Series 2008-D 0.04%, 03/01/2024(g)	1,300	1,300,000
Series 2008-E 0.04%, 03/01/2024(g)	2,000	2,000,000
Series 2008-E20 0.04%, 03/01/2024(g)	1,100	1,100,000
Haverford Township School District Series 2009 0.05%, 03/01/2030(g)	2,425	2,425,000
Pennsylvania Turnpike Commission Series 2019 0.05%, 12/01/2038(g)	700	700,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Philadelphia Gas Works Co. Series 2020-D
0.05%, 08/01/2031(g)	$10,950	$10,950,000

		18,475,000

Rhode Island – 0.1%
Rhode Island Health and Educational Building Corp. (Rhode Island School of Design) Series 2008-A 0.04%, 08/15/2034(g)	3,345	3,345,000
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 0.04%, 11/15/2038(g)	2,550	2,550,000

		5,895,000

South Carolina – 0.6%
South Carolina Association of Governmental Organizations (South Carolina Association of Governmental Organizations COP) Series 2021-B 3.00%, 03/01/2022	38,690	39,156,245

Tennessee – 0.2%
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2022	4,025	4,152,794
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018-B 0.04%, 07/01/2045(g)	3,150	3,150,000
Loudon Industrial Development Board (Tate & Lyle Ingredients Americas LLC) Series 1991 0.06%, 06/01/2023(g)	3,400	3,400,000

		10,702,794

Texas – 0.8%
City of Houston TX Series 2021 2.00%, 06/30/2022	13,900	14,092,350
City of Houston TX Combined Utility System Revenue Series 2013 0.05%, 05/15/2034(g)	6,165	6,165,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016 0.05%, 05/15/2034(g)	$29,070	$29,070,000
Dallas Performing Arts Cultural Facilities Corp. (Dallas Center for the Performing Arts Foundation, Inc.) Series 2013 0.07%, 09/01/2041(g)	4,090	4,090,000
Tarrant County Housing Finance Corp. (One Oaklake VIII LLC) Series 2003
0.07%, 02/15/2036(g)	270	270,000

		53,687,350

Vermont – 0.0%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2008 0.06%, 12/01/2030(g)	900	900,000

Virginia – 0.2%
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) Series 2004 0.05%, 06/01/2034(g)	3,000	3,000,000
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 0.05%, 07/01/2052(g)	11,680	11,680,000

		14,680,000

Washington – 0.6%
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) Series 2009 0.05%, 12/15/2044(g)	3,025	3,025,000
Washington State Housing Finance Commission (Evergreen School (The)) Series 2002 0.06%, 07/01/2028(g)	1,400	1,400,000
Washington State Housing Finance Commission (Panorama/United States) Series 2008 0.05%, 04/01/2043(g)	2,400	2,400,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Redmond Ridge Apartments LLC) Series 2017 0.05%, 11/01/2047(g)	$9,440	$9,440,000
Washington State Housing Finance Commission (Traditions at South Hill LLC) Series 2014 0.05%, 08/01/2044(g)	6,485	6,485,000
Washington State Housing Finance Commission (Vintage at Urban Center LLC) Series 2015 0.05%, 07/01/2047(g)	15,740	15,740,000
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2018
0.06%, 06/01/2034(g)	690	690,000

		39,180,000

Total Short-Term Municipal Notes (cost $682,365,934)		682,344,296

Total Municipal Obligations (cost $6,290,562,952)		6,575,997,425

CORPORATES - INVESTMENT GRADE – 1.1%
Industrial – 1.1%
Capital Goods – 0.2%
Caterpillar Financial Services Corp. 0.32% (SOFR + 0.27%), 09/13/2024(c)	10,000	10,009,800
John Deere Capital Corp. 0.17% (SOFR + 0.12%), 07/10/2023(c)	5,000	5,005,750

		15,015,550

Consumer Non-Cyclical – 0.5%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	5,835	5,697,410
1.777%, 11/15/2030	5,000	4,895,900
Sutter Health Series 20A 3.161%, 08/15/2040	4,000	4,146,440
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	10,000	9,831,200

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CommonSpirit Health 1.547%, 10/01/2025	$4,513	$4,534,843

		29,105,793

Services – 0.4%
Novant Health, Inc. 2.637%, 11/01/2036	19,100	19,326,717
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	7,000	6,942,320

		26,269,037

Total Corporates – Investment Grade (cost $70,326,213)		70,390,380

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Industrial – 0.3%
Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	7,730	7,680,760

Consumer Non-Cyclical – 0.1%
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029	6,500	6,497,569

Transportation - Airlines – 0.1%
United Airlines, Inc. 4.375%, 04/15/2026(a)	5,000	5,140,550
4.625%, 04/15/2029(a)	2,300	2,377,671

		7,518,221

Total Corporates – Non-Investment Grade (cost $21,527,575)		21,696,550

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Risk Share Floating Rate – 0.2%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)	813	851,868
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2023(c)	293	301,278

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014-DN3, Class M3 4.086% (LIBOR 1 Month + 4.00%), 08/25/2024(c)	$82	$83,639
Series 2015-DNA1, Class M3 3.386% (LIBOR 1 Month + 3.30%), 10/25/2027(c)	474	483,136
Series 2015-DNA2, Class M3 3.986% (LIBOR 1 Month + 3.90%), 12/25/2027(c)	191	193,410
Series 2015-DNA3, Class M3 4.786% (LIBOR 1 Month + 4.70%), 04/25/2028(c)	177	182,957
Series 2016-DNA1, Class M3 5.634% (LIBOR 1 Month + 5.55%), 07/25/2028(c)	717	752,226
Series 2016-DNA4, Class M3 3.886% (LIBOR 1 Month + 3.80%), 03/25/2029(c)	1,415	1,463,749
Series 2017-DNA2, Class M2 3.536% (LIBOR 1 Month + 3.45%), 10/25/2029(c)	550	570,059
Series 2017-DNA3, Class M2 2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(c)	911	934,310
Series 2019-DNA1, Class M2 2.736% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(c)	1,461	1,483,497
Series 2019-DNA3, Class M2 2.136% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)	708	715,993
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 2.986% (LIBOR 1 Month + 2.90%), 07/25/2024(c)	601	612,850
Series 2014-C04, Class 1M2 4.986% (LIBOR 1 Month + 4.90%), 11/25/2024(c)	226	234,764
Series 2015-C02, Class 1M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(c)	441	449,096
Series 2016-C01, Class 1M2 6.836% (LIBOR 1 Month + 6.75%), 08/25/2028(c)	685	724,067
Series 2016-C03, Class 1M2 5.386% (LIBOR 1 Month + 5.30%), 10/25/2028(c)	265	278,721

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016-C04, Class 1M2 4.336% (LIBOR 1 Month + 4.25%), 01/25/2029(c)	$159	$164,630
Series 2016-C05, Class 2M2 4.536% (LIBOR 1 Month + 4.45%), 01/25/2029(c)	658	682,532
Series 2017-C01, Class 1M2 3.636% (LIBOR 1 Month + 3.55%), 07/25/2029(c)	447	460,414
Series 2017-C02, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(c)	1,696	1,754,406
Series 2017-C03, Class 1M2 3.086% (LIBOR 1 Month + 3.00%), 10/25/2029(c)	1,315	1,351,972
Series 2017-C06, Class 1M2 2.736% (LIBOR 1 Month + 2.65%), 02/25/2030(c)	574	584,171
Series 2017-C06, Class 2M2 2.886% (LIBOR 1 Month + 2.80%), 02/25/2030(c)	294	301,052
STACR Trust Series 2018-DNA3, Class M2 2.186% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(c)	530	537,957

Total Collateralized Mortgage Obligations (cost $14,672,275)		16,152,754

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Agency CMBS – 0.1%
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	1,996	2,034,985
Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,988	5,100,496

Total Commercial Mortgage-Backed Securities (cost $7,259,499)		7,135,481

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Commercial Paper – 0.4%
City of San Antonio TX Series 2021-A 0.14%, 10/19/2021 (cost $30,000,000)	$30,000	$30,000,936

Total Investments – 100.0% (cost $6,434,348,514)		6,721,373,526
Other assets less liabilities – 0.0%		(625,056)

Net Assets – 100.0%		$6,720,748,470

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	25,420	01/15/2025	2.565%	CPI#	Maturity	$953,240	$	– 0	–	$953,240
USD	12,710	01/15/2025	2.585%	CPI#	Maturity	465,845		– 0	–	465,845
USD	12,710	01/15/2025	2.613%	CPI#	Maturity	451,020		– 0	–	451,020
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	11,972,447		– 0	–	11,972,447
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	15,388,596		– 0	–	15,388,596
USD	16,275	01/15/2030	1.572%	CPI#	Maturity	2,085,604		– 0	–	2,085,604
USD	16,275	01/15/2030	1.587%	CPI#	Maturity	2,060,202		– 0	–	2,060,202
USD	23,500	01/15/2031	2.782%	CPI#	Maturity	228,313		– 0	–	228,313
USD	22,000	01/15/2031	2.680%	CPI#	Maturity	467,515		– 0	–	467,515
USD	18,500	04/15/2032	CPI#	2.748%	Maturity	(87,148)		– 0	–	(87,148)
USD	11,250	04/15/2032	CPI#	2.722%	Maturity	(90,239)		– 0	–	(90,239)
USD	19,500	02/15/2041	CPI#	2.282%	Maturity	(1,430,142)		– 0	–	(1,430,142)
USD	8,080	02/15/2041	CPI#	2.553%	Maturity	(85,297)		– 0	–	(85,297)
USD	7,691	02/15/2041	CPI#	2.500%	Maturity	(177,545)		– 0	–	(177,545)
USD	7,569	02/15/2041	CPI#	2.505%	Maturity	(165,823)		– 0	–	(165,823)

						$32,036,588	$	– 0	–	$32,036,588

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	75,000	01/15/2028	1.092%	3 Month LIBOR	Semi- Annual/ Quarterly	$656,316	$	– 0	–	$656,316
USD	70,000	01/15/2028	1.208%	3 Month LIBOR	Semi- Annual/ Quarterly	94,117		– 0	–	94,117
USD	41,680	02/15/2029	0.597%	3 Month LIBOR	Semi- Annual/ Quarterly	2,312,397		– 0	–	2,312,397
USD	81,000	01/15/2031	1.240%	3 Month LIBOR	Semi- Annual/ Quarterly	1,907,889		– 0	–	1,907,889
USD	70,250	01/15/2031	1.241%	3 Month LIBOR	Semi- Annual/ Quarterly	1,686,196		– 0	–	1,686,196
USD	45,000	01/15/2031	1.323%	3 Month LIBOR	Semi- Annual/ Quarterly	703,456		– 0	–	703,456
USD	50,000	02/15/2036	3 Month LIBOR	1.576%	Quarterly/ Semi- Annual	(1,015,269)		– 0	–	(1,015,269)
USD	31,000	02/15/2036	3 Month LIBOR	1.692%	Quarterly/ Semi- Annual	(208,560)		– 0	–	(208,560)
USD	28,000	02/15/2036	3 Month LIBOR	1.600%	Quarterly/ Semi- Annual	(524,872)		– 0	–	(524,872)

						$5,611,670	$	– 0	–	$5,611,670

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	505	$(143,420)	$(48,351)	$(95,069)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,677	(476,269)	(207,147)	(269,122)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	112	(31,808)	(13,417)	(18,391)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	277	(78,668)	(26,766)	(51,902)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,414	(969,576)	(406,258)	(563,318)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,451	(980,085)	(333,870)	(646,215)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	5,192	(1,474,528)	(489,403)	(985,125)

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	647	$(183,748)	$(79,585)	$(104,163)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4,500	(1,278,000)	(411,715)	(866,285)

						$(5,616,102)	$(2,016,512)	$(3,599,590)

*	Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.120%	SIFMA*	Quarterly	$(420,351)	$	– 0	–	$(420,351)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA*	Quarterly	(445,408)		– 0	–	(445,408)

							$(865,759)	$	– 0	–	$(865,759)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $222,367,183 or 3.3% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)	IO—Interest Only.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.0% and 0.0%, respectively.

Glossary:

ACA – ACA Financial Guaranty Corporation

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CIFG – CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

OSF – Order of St. Francis

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

NEW YORK MUNICIPAL PORTFOLIO

September 30, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 93.2%
New York – 77.0%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2021-12/15/2026	$5,085	$5,686,434
Battery Park City Authority Series 2013-A 5.00%, 11/01/2022	4,325	4,549,687
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group)
AGM Series 2020 3.00%, 04/01/2035-04/01/2037	5,720	6,118,654
4.00%, 04/01/2034-04/01/2040	5,025	5,833,096
5.00%, 04/01/2030-04/01/2033	4,000	5,126,246
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2022-07/01/2023	2,000	2,110,461
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2036-06/01/2041(a)	925	1,051,068
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023-11/01/2025	3,335	3,649,165
5.25%, 11/01/2029	1,900	2,092,208
Build NYC Resource Corp. (NEW World Preparatory Charter School) Series 2021 4.00%, 06/15/2041	525	574,424
City of New York NY Series 2011-A 5.00%, 08/01/2026	10,315	10,352,651
Series 2011-D1 5.00%, 10/01/2024	2,860	2,870,461
Series 2011-E3 5.00%, 08/01/2023	6,855	6,879,675
Series 2012-I 5.00%, 08/01/2022	2,320	2,412,738
Series 2017-1 5.00%, 08/01/2025	1,130	1,324,493

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-C 5.00%, 08/01/2023-08/01/2024	$2,335	$2,595,292
Series 2018-A 5.00%, 08/01/2026	7,690	9,289,798
Series 2018-D 5.00%, 12/01/2038	9,665	11,996,200
Series 2019-B 5.00%, 10/01/2032	4,205	5,376,274
Series 2019-H 5.00%, 01/01/2032	5,615	7,053,131
Series 2020-A 5.00%, 08/01/2028	1,660	2,104,059
Series 2020-B 5.00%, 11/01/2027-11/01/2028	10,000	12,630,915
Series 2020-C 5.00%, 08/01/2034-08/01/2038	13,710	17,565,128
Series 2020-I 5.00%, 04/01/2029	1,350	1,730,977
Series 2021-D 1.216%, 08/01/2026	6,000	6,008,242
1.396%, 08/01/2027	5,000	4,980,300
1.623%, 08/01/2028	4,000	3,991,712
County of Albany NY Series 2020-C 5.00%, 11/01/2021-11/01/2023	5,655	5,911,417
County of Monroe NY Series 2015 5.00%, 06/01/2022	4,325	4,462,319
BAM Series 2015 5.00%, 06/01/2022	1,540	1,588,895
County of Nassau NY Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	10,190	11,372,586
Series 2017-C 5.00%, 10/01/2026-10/01/2027	22,095	27,025,018
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2040(a)	1,900	2,302,404
Series 2020-B 5.918%, 07/01/2039(a)	5,070	6,075,100
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016-B 5.00%, 07/01/2032	4,890	5,784,609

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Erie County Fiscal Stability Authority Series 2011-C 5.00%, 12/01/2023 (Pre-refunded/ETM)	$5,925	$5,970,849
Hudson Yards Infrastructure Corp. Series 2017-A 5.00%, 02/15/2031-02/15/2032	22,650	27,285,565
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024(b)	1,250	1,217,252
Long Island Power Authority Series 2019-B 1.65%, 09/01/2049	9,490	9,760,287
Series 2021-A 4.00%, 09/01/2032	10,940	13,468,584
5.00%, 09/01/2028	1,400	1,778,920
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/2024 (Pre-refunded/ETM)	925	930,149
Series 2011-C 5.00%, 11/15/2024	1,965	1,975,823
Series 2011-D 5.00%, 11/15/2022 (Pre-refunded/ETM)	5,000	5,027,830
5.00%, 11/15/2023 (Pre-refunded/ETM)	4,275	4,298,795
5.00%, 11/15/2025 (Pre-refunded/ETM)	2,500	2,513,915
Series 2016-D 5.00%, 11/15/2027	1,210	1,454,172
Series 2017-B 5.00%, 11/15/2027-11/15/2028	9,020	11,029,315
Series 2017-C 5.00%, 11/15/2027-11/15/2031	57,830	70,190,506
Series 2019-D 5.00%, 09/01/2022	17,480	18,217,013
Series 2019-F 5.00%, 11/15/2022	3,230	3,396,604
Series 2020-A 4.00%, 02/01/2022	24,415	24,707,216
Series 2021 0.464% (SOFR + 0.43%), 11/01/2026(c)	2,500	2,496,852
AGM Series 2021 0.584% (SOFR + 0.55%), 11/01/2032(c)	3,000	3,007,626
0.834% (SOFR + 0.80%), 11/01/2032(c)	3,715	3,759,236

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2024	$14,130	$14,866,581
Series 2017-A 5.00%, 11/15/2031	2,025	2,449,573
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2024-12/01/2028	1,720	2,100,294
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 4.00%, 01/01/2030	2,825	3,103,367
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2024	4,550	5,096,425
New York City Housing Development Corp. Series 2013-A 5.00%, 07/01/2025	2,000	2,160,535
New York City Municipal Water Finance Authority Series 2014 5.00%, 06/15/2022 (Pre-refunded/ETM)	11,350	11,734,266
Series 2014-D 5.00%, 06/15/2029	3,000	3,373,751
Series 2015-F 5.00%, 06/15/2027-06/15/2028	7,830	9,118,967
Series 2015-G 5.00%, 06/15/2028	11,465	13,331,108
Series 2017 5.00%, 06/15/2038	3,725	4,501,882
Series 2017-E 5.00%, 06/15/2037	1,795	2,171,876
Series 2018-AA 5.00%, 06/15/2024	8,280	9,335,453
Series 2019-D 5.00%, 06/15/2024	1,005	1,062,943

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019-F 5.00%, 06/15/2040	$6,190	$7,797,773
Series 2020 5.00%, 06/15/2031	9,070	12,210,153
Series 2021-B 4.00%, 06/15/2039	2,000	2,386,477
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2012-S 5.00%, 07/15/2025	7,390	7,668,411
Series 2018-S 5.00%, 07/15/2031-07/15/2032	18,065	22,599,123
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-B 5.00%, 11/01/2023-11/01/2024	10,805	11,364,152
Series 2012-D 5.00%, 11/01/2021-11/01/2023	19,610	20,213,061
Series 2012-E 5.00%, 02/01/2025-02/01/2026	6,600	6,703,577
Series 2014-A 5.00%, 08/01/2027-08/01/2029	6,655	7,511,957
Series 2014-C 5.00%, 11/01/2026	6,345	7,098,239
Series 2014-D1 5.00%, 02/01/2028-02/01/2029	9,535	10,557,258
Series 2015-C 5.00%, 11/01/2026	20,000	23,232,916
Series 2016-B 5.00%, 08/01/2031	2,150	2,573,486
Series 2017-F 5.00%, 05/01/2032	1,220	1,483,318
Series 2020 4.00%, 05/01/2037	3,065	3,616,390
5.00%, 11/01/2027	2,580	3,219,222
Series 2021-A 5.00%, 11/01/2023	7,770	8,538,371
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	20,000	20,713,688
2.625%, 09/15/2069	22,240	22,741,298
2.80%, 09/15/2069	6,470	6,575,001

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority Series 2012-D 5.00%, 02/15/2022 (Pre-refunded/ETM)	$1,290	$1,312,461
5.00%, 02/15/2023 (Pre-refunded/ETM)	865	880,061
5.00%, 02/15/2024 (Pre-refunded/ETM)	815	829,191
5.00%, 02/15/2025 (Pre-refunded/ETM)	880	895,322
Series 2014 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	44,405
Series 2017 5.00%, 02/15/2025 (Pre-refunded/ETM)	2,775	3,199,071
New York State Dormitory Authority (Cornell University) Series 2019 5.00%, 07/01/2036	1,020	1,479,062
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015-A 5.00%, 07/01/2022-07/01/2026	6,415	7,105,367
New York State Dormitory Authority (Multiple School Districts – NY) AGM Series 2020 5.00%, 10/01/2026-10/01/2029	5,185	6,403,176
New York State Dormitory Authority (New York State Sales Tax) Series 2015-A 5.00%, 03/15/2023	2,215	2,369,293
New York State Dormitory Authority (New York University) Series 2015-A 5.00%, 07/01/2023	2,040	2,210,463
Series 2019-A 5.00%, 07/01/2032	2,975	3,819,519
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023-12/01/2026(a)	4,600	5,279,719
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2023-07/01/2026	2,000	2,282,675
New York State Dormitory Authority (St. John’s University/NY) Series 2015-A 5.00%, 07/01/2024	1,130	1,272,969

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2021-A 4.00%, 07/01/2031	$1,400	$1,720,568
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017 5.00%, 02/15/2025	1,220	1,409,090
Series 2012 5.00%, 12/15/2021	5,905	5,961,994
Series 2012-B 5.00%, 03/15/2022	3,905	3,990,262
Series 2012-D 5.00%, 02/15/2022-02/15/2025	18,285	18,608,768
Series 2014 5.00%, 02/15/2029	11,385	12,617,035
Series 2014-A 5.00%, 02/15/2028	2,400	2,661,523
Series 2014-C 5.00%, 03/15/2028-03/15/2029	14,485	16,104,915
Series 2015-B 5.00%, 02/15/2023	1,160	1,236,215
Series 2015-E 5.00%, 03/15/2023 (Pre-refunded/ETM)	4,380	4,684,330
Series 2020-A 5.00%, 03/15/2024 (Pre-refunded/ETM)	6,475	7,221,522
Series 2020-D 5.00%, 02/15/2034	9,425	12,000,997
Series 2021 1.187%, 03/15/2026	5,500	5,490,851
Series 2021-A 5.00%, 03/15/2036	3,775	4,873,818
AMBAC INS Series 2005-B 5.50%, 03/15/2023	5,000	5,384,409
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019-B 5.00%, 06/15/2027	445	551,670
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015-D 5.00%, 03/15/2022-09/15/2022	9,320	9,706,343
New York State Thruway Authority AGM Series 2012-I 5.00%, 01/01/2025 (Pre-refunded/ETM)	5,155	5,216,013

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012-A 5.00%, 04/01/2025	$18,980	$19,429,744
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road)
Series 2014-J 5.00%, 01/01/2026-01/01/2027	33,900	37,415,326
Series 2014-K 5.00%, 01/01/2026-01/01/2028	4,345	4,969,066
Series 2019-M 2.90%, 01/01/2035	8,775	9,247,980
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2040	7,250	8,509,644
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2022-03/15/2028	6,020	6,985,007
Series 2020-A 4.00%, 03/15/2038	4,350	5,093,932
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	2,985	2,990,953
Series 2021 2.25%, 08/01/2026	2,000	2,046,988
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027-01/01/2036	30,935	37,276,172
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 10/31/2034-10/31/2041	2,475	2,854,464
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2027-12/01/2036	5,705	7,095,110
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.25%, 01/01/2050	2,535	2,825,356

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2023	$965	$1,017,205
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	1,000	1,044,882
Series 2018-B 3.50%, 11/01/2024(a)	3,400	3,533,742
Niagara Falls City School District Series 2016 5.00%, 06/15/2022-06/15/2025	11,580	12,668,544
Port Authority of New York & New Jersey Series 2011-O 5.00%, 10/15/2021	5,215	5,222,543
Series 2013-178 5.00%, 12/01/2023	10,480	11,513,058
Series 2014 5.00%, 09/01/2023-09/01/2027	12,470	13,816,925
Series 2014-1 5.00%, 10/15/2023	3,455	3,777,792
Series 2014-186 5.00%, 10/15/2021-10/15/2022	12,575	12,830,962
Series 2015 5.00%, 10/15/2022-10/15/2026	16,390	18,487,295
Series 2016 5.00%, 10/01/2021	6,655	6,655,000
Series 2017 5.00%, 10/15/2028	6,925	8,387,488
Series 2018-2 5.00%, 09/15/2025-09/15/2027	12,350	14,989,380
Series 2019 5.00%, 11/01/2035-11/01/2036	8,345	10,411,660
Series 2020-2 5.00%, 07/15/2033-07/15/2035	18,290	23,273,132
Series 2021-2 4.00%, 07/15/2036	2,690	3,176,605
5.00%, 10/15/2022-10/15/2023	5,750	6,153,843
Sales Tax Asset Receivable Corp. Series 2014-A 5.00%, 10/15/2025 (Pre-refunded/ETM)	6,075	6,935,728
5.00%, 10/15/2026 (Pre-refunded/ETM)	7,065	8,065,995

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2020 5.00%, 12/01/2029-12/01/2034	$1,500	$1,756,068
Suffolk Tobacco Asset Securitization Corp. Series 2021 0.45%, 06/01/2031	1,450	1,435,024
4.00%, 06/01/2035-06/01/2050	8,395	9,822,900
5.00%, 06/01/2034	2,275	2,957,520
Town of Oyster Bay NY Series 2018 5.00%, 02/15/2022-02/15/2023	11,660	11,953,913
Triborough Bridge & Tunnel Authority Series 2011-A 5.00%, 01/01/2027 (Pre-refunded/ETM)	7,000	7,082,850
5.00%, 01/01/2028 (Pre-refunded/ETM)	5,360	5,423,439
Series 2012-B 5.00%, 11/15/2021-11/15/2023	25,760	26,757,211
Series 2013-A 5.00%, 11/15/2028	5,000	5,363,207
Series 2013-B 5.00%, 11/15/2022	7,525	7,929,888
Series 2021-A 5.00%, 11/01/2025	2,400	2,834,854
Series 2021-B 0.414% (SOFR + 0.38%), 01/01/2032(c)	5,150	5,152,465
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	15,000	17,932,504
Series 2021-A 2.00%, 05/15/2045	9,185	9,577,188
2.511%, 05/15/2035	10,000	10,017,548
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031-09/01/2033	8,395	10,794,382
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	7,175	8,673,008
Series 2020 5.00%, 12/01/2031-12/01/2032	3,800	4,949,400

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2020 4.00%, 12/01/2033	$1,140	$1,370,097
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2022-06/01/2023	2,000	2,104,120
Utility Debt Securitization Authority Series 2013-T 5.00%, 06/15/2026-12/15/2029	34,825	38,433,726

		1,386,019,148

Alabama – 1.0%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 12/01/2048	5,935	6,344,828
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	10,000	10,782,560
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	1,301	1,397,203

		18,524,591

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	1,055	1,292,490

Arizona – 0.0%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-B 4.00%, 10/01/2023(a)	245	245,086

California – 0.1%
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036	2,130	2,157,210

116 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado – 1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	$2,425	$2,565,761
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031-08/01/2034	15,295	19,214,048
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	160	196,862

		21,976,671

Connecticut – 1.6%
State of Connecticut Series 2018-B 5.00%, 04/15/2025	14,565	16,921,704
Series 2018-C 5.00%, 06/15/2027	4,690	5,805,357
Series 2018-F 5.00%, 09/15/2027	4,025	5,013,961

		27,741,022

Florida – 0.1%
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030-10/01/2034	410	311,557
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2026	1,000	1,126,507

		1,438,064

Georgia – 0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2031-01/01/2035	2,655	3,257,575

Guam – 1.4%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	665	670,165
3.189%, 10/01/2029	550	554,267
3.339%, 10/01/2030	450	455,514

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028-07/01/2031	$4,250	$4,991,585
Guam Power Authority Series 2017-A 5.00%, 10/01/2025-10/01/2027	5,435	6,306,257
Territory of Guam Series 2019 5.00%, 11/15/2031	290	334,558
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029-12/01/2032	2,545	2,973,753
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2030(d)	1,000	1,249,664
Series 2015-D 5.00%, 11/15/2023-11/15/2031	7,150	8,097,849

		25,633,612

Illinois – 3.3%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	8,160	8,923,740
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022-09/01/2034	1,580	1,901,435
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 12/15/2028	5,090	5,257,204
Series 2017-B 5.00%, 12/15/2028	2,000	2,445,161
State of Illinois Series 2012 5.00%, 08/01/2023-08/01/2025	10,490	11,032,971
Series 2013 5.50%, 07/01/2025	7,435	8,066,553
Series 2017-A 5.00%, 12/01/2024	2,075	2,356,352
Series 2017-D 5.00%, 11/01/2023-11/01/2024	13,005	14,433,411
Series 2018-A 5.00%, 10/01/2024	2,910	3,286,290
Series 2018-B 5.00%, 05/01/2024	1,405	1,563,870

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(e)(f)	$1,307	$26,140

		59,293,127

Iowa – 0.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2019 3.125%, 12/01/2022	1,760	1,786,994

Kentucky – 0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026-02/01/2031	1,210	1,471,102
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033-08/01/2035	3,190	3,992,614

		5,463,716

Louisiana – 0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	240	272,342
6.10%, 06/01/2038-12/01/2040(a)	805	1,046,823

		1,319,165

Michigan – 1.3%
City of Detroit MI Series 2018 5.00%, 04/01/2029-04/01/2032	1,255	1,480,125
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012-A 5.00%, 07/01/2022	3,055	3,161,834
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/2029-06/30/2032	14,290	17,722,085

		22,364,044

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Missouri – 0.0%
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025-03/01/2027	$395	$446,645

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	580	589,084
2.75%, 06/15/2028(a)	715	738,830

		1,327,914

New Jersey – 2.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2028	1,445	1,536,103
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024-06/15/2027	10,000	11,555,646
Series 2018-A 5.00%, 06/15/2028	11,680	13,813,547
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2030	3,350	4,174,688
Series 2019-B 5.00%, 06/15/2030-06/15/2034	3,860	4,797,038
Series 2019-BB1 5.00%, 06/15/2034	2,900	3,591,702
AMBAC INS Series 2005-B 5.25%, 12/15/2023	4,700	5,205,646

		44,674,370

Ohio – 0.1%
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	1,650	1,679,015

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.0%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022	$250	$257,280

Pennsylvania – 0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2023-07/01/2024	3,775	4,102,930

Puerto Rico – 0.4%
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,390	1,535,124
Puerto Rico Highway & Transportation Authority AGC Series 2007-N 5.25%, 07/01/2034-07/01/2036	3,095	3,361,022
AGM Series 2007-C 5.50%, 07/01/2031	1,000	1,124,486
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,822	1,739,358

		7,759,990

South Carolina – 0.3%
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2038	2,125	2,537,332
5.00%, 12/01/2040	2,500	3,230,242

		5,767,574

Tennessee – 0.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031-08/01/2034	3,500	4,398,739
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	4,690	5,286,020

		9,684,759

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	$1,750	$2,075,020
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	4,540	4,774,524

		6,849,544

Washington – 0.6%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032-08/01/2034	7,280	9,132,078
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	995	1,148,657
Series 2021-1, Class X 0.725%, 12/20/2035(g)	995	61,010

		10,341,745

Wisconsin – 0.3%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022-10/01/2029(a)	4,810	5,602,797

Total Long-Term Municipal Bonds (cost $1,607,604,909)		1,677,007,078

Short-Term Municipal Notes – 5.4%
New York – 5.4%
Build NYC Resource Corp. (Asia Society (The)) Series 2015 0.05%, 04/01/2045(h)	1,775	1,775,000
City of New York NY Series 2008-L 0.08%, 04/01/2038(h)	530	530,000
Series 2009-B 0.06%, 09/01/2027(h)	5,850	5,850,000
Series 2016 0.06%, 08/01/2044(h)	8,995	8,995,000

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Dutchess County Industrial Development Agency (Marist College) Series 2008 0.06%, 07/01/2038(h)	$1,295	$1,295,000
Evans-Brant Central School District Series 2021-C 1.50%, 06/24/2022	10,000	10,100,276
New York City Health and Hospitals Corp. Series 2008-B 0.04%, 02/15/2031(h)	5,660	5,660,000
Series 2008-E 0.06%, 02/15/2026(h)	3,140	3,140,000
New York City Health and Hospitals Corp. (HHC Capital Corp.) Series 2008-C 0.06%, 02/15/2031(h)	2,000	2,000,000
New York City Housing Development Corp. Series 2008 0.04%, 04/15/2035(h)	4,300	4,300,000
New York City Housing Development Corp. (201 Pearl LLC) Series 2006-A 0.05%, 10/15/2041(h)	8,800	8,800,000
New York City Housing Development Corp. (Queenswood Apartments LP) Series 2001-A 0.04%, 04/01/2031(h)	1,300	1,300,000
New York City Municipal Water Finance Authority Series 2015-F 0.08%, 06/15/2035(h)	3,195	3,195,000
New York State Dormitory Authority (Royal Charter Properties-East, Inc.) Series 2008 0.04%, 11/15/2036(h)	2,390	2,390,000
New York State Housing Finance Agency Series 2006 0.05%, 11/15/2036(h)	6,400	6,400,000
New York State Housing Finance Agency (42nd and 10th Associates LLC) Series 2012 0.05%, 11/01/2041(h)	1,835	1,835,000

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 0.06%, 05/01/2044(h)	$3,140	$3,140,000
New York State Housing Finance Agency (Liberty Street Realty LLC) Series 2005 0.04%, 05/01/2035(h)	2,200	2,200,000
New York State Housing Finance Agency (River Terrace Associates LLC) Series 2004 0.05%, 05/15/2034(h)	5,500	5,500,000
New York State Urban Development Corp. Series 2008-A 0.06%, 01/01/2030(h)	5,870	5,870,000
Triborough Bridge & Tunnel Authority Series 2018-2 0.08%, 01/01/2031(h)	150	150,000
Series 2018-C 0.08%, 01/01/2032(h)	8,210	8,210,000
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) Series 2009 0.05%, 07/01/2032(h)	2,955	2,955,000
Wappingers Central School District Series 2021 2.00%, 08/11/2022	2,210	2,245,241

Total Short-Term Municipal Notes (cost $97,837,383)		97,835,517

Total Municipal Obligations (cost $1,705,442,292)		1,774,842,595

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2023(c)	165	169,584
Series 2014-DN3, Class M3 4.086% (LIBOR 1 Month + 4.00%), 08/25/2024(c)	162	166,084

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016-DNA1, Class M3 5.634% (LIBOR 1 Month + 5.55%), 07/25/2028(c)	$162	$169,420
Series 2016-HQA2, Class M3 5.236% (LIBOR 1 Month + 5.15%), 11/25/2028(c)	241	248,934
Series 2017-DNA2, Class M2 3.536% (LIBOR 1 Month + 3.45%), 10/25/2029(c)	320	331,671
Series 2017-DNA3, Class M2 2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(c)	500	512,794
Series 2019-DNA3, Class M2 2.136% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)	163	164,522
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 2.986% (LIBOR 1 Month + 2.90%), 07/25/2024(c)	173	176,656
Series 2015-C02, Class 1M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(c)	158	161,214
Series 2016-C01, Class 1M2 6.836% (LIBOR 1 Month + 6.75%), 08/25/2028(c)	421	445,227
Series 2016-C02, Class 1M2 6.086% (LIBOR 1 Month + 6.00%), 09/25/2028(c)	112	116,767
Series 2016-C03, Class 1M2 5.386% (LIBOR 1 Month + 5.30%), 10/25/2028(c)	154	162,047
Series 2017-C01, Class 1M2 3.636% (LIBOR 1 Month + 3.55%), 07/25/2029(c)	962	990,587
Series 2017-C02, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(c)	871	900,880
Series 2017-C03, Class 1M2 3.086% (LIBOR 1 Month + 3.00%), 10/25/2029(c)	221	226,689
Series 2017-C05, Class 1M2 2.286% (LIBOR 1 Month + 2.20%), 01/25/2030(c)	164	167,585

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-C06, Class 2M2 2.886% (LIBOR 1 Month + 2.80%), 02/25/2030(c)	$151	$154,862

Total Collateralized Mortgage Obligations (cost $4,957,219)		5,265,523

GOVERNMENTS - TREASURIES – 0.1%
United States – 0.1%
U.S. Treasury Notes 2.625%, 02/15/2029(i) (cost $2,500,423)	2,377	2,590,187

Total Investments – 99.0% (cost $1,712,899,934)		1,782,698,305
Other assets less liabilities – 1.0%		17,148,497

Net Assets – 100.0%		$1,799,846,802

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	7,130	01/15/2025	2.565%	CPI#	Maturity	$267,372	$	– 0	–	$267,372
USD	3,565	01/15/2025	2.585%	CPI#	Maturity	130,664		– 0	–	130,664
USD	3,565	01/15/2025	2.613%	CPI#	Maturity	126,506		– 0	–	126,506
USD	27,600	01/15/2028	1.230%	CPI#	Maturity	3,772,571		– 0	–	3,772,571
USD	23,260	01/15/2028	0.735%	CPI#	Maturity	4,102,920		– 0	–	4,102,920
USD	4,375	01/15/2030	1.572%	CPI#	Maturity	560,646		– 0	–	560,646
USD	4,375	01/15/2030	1.587%	CPI#	Maturity	553,818		– 0	–	553,818
USD	6,400	01/15/2031	2.782%	CPI#	Maturity	62,179		– 0	–	62,179
USD	5,830	01/15/2031	2.680%	CPI#	Maturity	123,892		– 0	–	123,892
USD	5,000	04/15/2032	CPI#	2.748%	Maturity	(23,554)		– 0	–	(23,554)
USD	3,330	04/15/2032	CPI#	2.722%	Maturity	(26,711)		– 0	–	(26,711)
USD	5,500	02/15/2041	CPI#	2.282%	Maturity	(403,373)		– 0	–	(403,373)
USD	2,394	02/15/2041	CPI#	2.500%	Maturity	(55,265)		– 0	–	(55,265)
USD	2,356	02/15/2041	CPI#	2.505%	Maturity	(51,616)		– 0	–	(51,616)
USD	2,300	02/15/2041	CPI#	2.553%	Maturity	(24,280)		– 0	–	(24,280)

						$9,115,769	$	– 0	–	$9,115,769

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	27,770	02/15/2025	3 Month LIBOR	0.426%	Quarterly/Semi-Annual	$(300,325)	$	– 0	–	$(300,325)
USD	24,250	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/ Quarterly	32,605		– 0	–	32,605
USD	19,500	01/15/2028	1.117%	3 Month LIBOR	Semi-Annual/Quarterly	139,592		– 0	–	139,592
USD	15,000	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	39,757		– 0	–	39,757
USD	19,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/Quarterly	447,529		– 0	–	447,529
USD	15,000	01/15/2031	1.241%	3 Month LIBOR	Semi-Annual/Quarterly	360,042		– 0	–	360,042
USD	8,000	01/15/2031	1.323%	3 Month LIBOR	Semi-Annual/Quarterly	125,059		– 0	–	125,059
USD	15,000	02/15/2036	3 Month LIBOR	1.576%	Quarterly/Semi-Annual	(304,581)		– 0	–	(304,581)
USD	8,250	02/15/2036	3 Month LIBOR	1.600%	Quarterly/Semi-Annual	(154,650)		– 0	–	(154,650)
USD	2,670	02/15/2041	1.868%	3 Month LIBOR	Semi-Annual/Quarterly	(33,790)		– 0	–	(33,790)

						$351,238	$	– 0	–	$351,238

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	169	$(47,996)	$(16,181)	$(31,815)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	560	(159,040)	(69,172)	(89,868)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	37	(10,508)	(4,432)	(6,076)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	93	(26,412)	(8,986)	(17,426)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,142	(324,327)	(135,895)	(188,432)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,151	(326,884)	(111,354)	(215,530)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,734	(492,455)	(163,448)	(329,007)

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	216	$(61,344)	$(26,569)	$(34,775)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,503	(426,852)	(137,513)	(289,339)

						$(1,875,818)	$(673,550)	$(1,202,268)

*	Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.120%	SIFMA*	Quarterly	$(124,870)	$	– 0	–	$(124,870)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA*	Quarterly	(132,313)		– 0	–	(132,313)

							$(257,183)	$	– 0	–	$(257,183)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $35,410,616 or 2.0% of net assets.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of September 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019
5.25%, 01/01/2024	11/13/2014	$1,250,769	$1,217,252	0.07%

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.

(d)	When-Issued or delayed delivery security.

(e)	Defaulted matured security.

(f)	Non-income producing security.

(g)	IO—Interest Only.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.1% and 0.3%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate.

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,394,902,517		$6,721,373,526		$1,782,698,305
Cash	4,654,624		139,430,780		– 0	–
Cash collateral due from broker	3,588,544		20,306,050		4,300,431
Receivables:
Interest	15,254,073		69,547,414		19,571,835
Investment securities sold	17,499,847		670,000		7,379,311
Capital shares sold	1,461,271		9,219,031		1,914,782

Total assets	1,437,360,876		6,960,546,801		1,815,864,664

Liabilities
Due to custodian	– 0	–	– 0	–	8,553,768
Payables:
Dividends to shareholders	558,831		3,066,037		827,169
Investment securities purchased	35,802,767		222,585,445		1,232,630
Capital shares redeemed	6,099,053		4,408,805		2,171,542
Management fee	474,534		1,895,752		598,821
Foreign capital gains taxes	– 0	–	446,112		132,854
Shareholder servicing fee	101,944		162,283		43,230
Transfer Agent fee	7,139		– 0	–	– 0	–
Distribution fee	20,383		87,924		31,617
Variation margin on centrally cleared swaps	20,154		38,982		9,944
Accrued expenses	253,457		625,130		283,286
Market value on credit default swaps(a)	1,343,320		5,616,102		1,875,818
Unrealized depreciation of interest rate swaps	187,738		865,759		257,183

Total liabilities	44,869,320		239,798,331		16,017,862

Net Assets	$1,392,491,556		$6,720,748,470		$1,799,846,802

Cost of investments	$1,345,914,843		$6,434,348,514		$1,712,899,934

Net Assets Consist of:
Capital stock, at par	$95,405		$453,978		$126,292
Additional paid-in capital	1,343,919,351		6,421,173,202		1,739,328,503
Distributable earnings	48,476,800		299,121,290		60,392,007

	$1,392,491,556		$6,720,748,470		$1,799,846,802

(a)	Net premiums received of $489,355, $2,016,512 and $673,550, respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,228,752,362	$5,390,502,857	$1,606,924,099
Shares of capital stock outstanding	84,186,754	364,139,102	112,750,165

Net asset value, offering and redemption price per share	$14.60	$14.80	$14.25

Class A Shares
Net Assets	$76,219,533	$349,953,488	$116,552,406
Shares of capital stock outstanding	5,221,654	23,622,831	8,180,747

Net asset value and redemption price per share	$14.60	$14.81	$14.25
Sales charge—3.00% of public offering price	0.45	0.46	0.44

Maximum offering price	$15.05	$15.27	$14.69

Class C Shares
Net Assets	$4,828,023	$18,541,643	8,981,815
Shares of capital stock outstanding	330,814	1,252,067	630,418

Net asset value and offering price per share	$14.59	$14.81	14.25

Advisor Class Shares
Net Assets	$82,691,638	$456,385,831	$67,388,482
Shares of capital stock outstanding	5,665,571	30,850,551	4,730,986

Net asset value and offering price per share	$14.60	$14.79	$14.24

Class Z Shares
Net Assets		$505,364,651
Shares of capital stock outstanding		34,113,005

Net asset value and offering price per share		$14.81

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the Year Ended September 30, 2021

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Interest	$31,086,867		$153,527,208	$43,499,976

Total income	31,086,867		153,527,208	43,499,976

Expenses:
Management fee (see Note 2A)	5,795,740		22,456,407	7,318,346
Shareholder servicing fee (see Note 2B)	1,252,402		5,276,753	1,623,786
Custody and accounting fees	208,392		291,999	212,920
Transfer Agent fee – Non-Retail Class	28,629		126,081	39,615
Transfer Agent fee – Class A	23,525		112,588	43,596
Transfer Agent fee – Class C	1,686		10,043	5,774
Transfer Agent fee – Advisor Class	19,939		148,208	23,190
Transfer Agent fee – Class Z	– 0	–	97,104	– 0	–
Distribution fees – Class A	208,712		797,745	292,602
Distribution fees – Class C	59,343		283,384	150,756
Directors’ fees and expenses	54,102		248,897	69,672
Auditing and tax fees	44,723		214,471	57,743
Registration fees	28,953		154,220	52,534
Legal fees	33,278		156,944	41,922
Printing fees	20,651		81,972	30,689
Miscellaneous	63,786		132,989	63,082

Total expenses	7,843,861		30,589,805	10,026,227

Net investment income	23,243,006		122,937,403	33,473,749

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	10,755,200		22,811,822	1,433,352
Swaps	(737,810)		2,720,755	1,897,045

Net realized gain on investment transactions	10,017,390		25,532,577	3,330,397

Net change in unrealized appreciation/depreciation of:
Investments	(10,268,807)		36,927	18,221,227
Swaps	7,056,844		26,602,082	5,702,056

Net change in unrealized appreciation/depreciation of investments	(3,211,963)		26,639,009	23,923,283

Net realized and unrealized gain on investment transactions	6,805,427		52,171,586	27,253,680

Net increase in net assets resulting from operations	$30,048,433		$175,108,989	$60,727,429

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended 9/30/21	Year Ended 9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,243,006	$26,697,204
Net realized gain (loss) on investment	10,017,390	(1,581,124)
Net change in unrealized appreciation/depreciation of investments	(3,211,963)	9,493,129

Net increase in net assets resulting from operations	30,048,433	34,609,209

Distributions to Shareholders
Municipal Class	(20,551,446)	(24,351,450)
Class A	(1,218,820)	(1,430,864)
Class C	(42,371)	(99,775)
Advisor Class	(1,192,399)	(954,257)

Total distributions to shareholders	(23,005,036)	(26,836,346)

Capital-Share Transactions:
Net proceeds from sales of shares	351,799,964	319,192,474
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	17,652,625	20,636,412

Total proceeds from shares sold	369,452,589	339,828,886
Cost of shares redeemed	(376,795,028)	(291,077,178)

Net increase (decrease) in net assets from capital-share transactions	(7,342,439)	48,751,708

Net increase (decrease) in net assets	(299,042)	56,524,571
Net Assets:
Beginning of period	1,392,790,598	1,336,266,027

End of period	$1,392,491,556	$1,392,790,598

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Diversified Municipal Portfolio
Year Ended 9/30/21	Year Ended 9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$122,937,403	$140,149,649
Net realized gain on investment and foreign currency transactions	25,532,577	5,863,220
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	26,639,009	34,936,728

Net increase in net assets resulting from operations	175,108,989	180,949,597

Distributions to Shareholders
Municipal Class	(98,560,802)	(113,116,688)
Class A	(5,318,015)	(5,075,417)
Class B	– 0	–	(7)
Class C	(267,652)	(513,838)
Advisor Class	(8,070,840)	(7,634,340)
Class Z	(9,473,236)	(13,827,214)

Total distributions to shareholders	(121,690,545)	(140,167,504)

Capital-Share Transactions:
Net proceeds from sales of shares	1,559,834,308	1,437,290,166
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	93,318,204	107,026,785

Total proceeds from shares sold	1,653,152,512	1,544,316,951
Cost of shares redeemed	(1,214,382,457)	(1,744,585,893)

Net increase (decrease) in net assets from capital-share transactions	438,770,055	(200,268,942)

Net increase (decrease) in net assets	492,188,499	(159,486,849)
Net Assets:
Beginning of period	6,228,559,971	6,388,046,820

End of period	$6,720,748,470	$6,228,559,971

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	New York Municipal Portfolio
	Year Ended 9/30/21	Year Ended 9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$33,473,749	$38,753,190
Net realized gain (loss) on investment and foreign currency transactions	3,330,397	(1,746,235)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	23,923,283	(18,005,271)

Net increase in net assets resulting from operations	60,727,429	19,001,684

Distributions to Shareholders
Municipal Class	(29,883,364)	(35,160,186)
Class A	(1,927,269)	(2,395,768)
Class C	(137,544)	(300,634)
Advisor Class	(1,180,116)	(1,421,777)

Total distributions to shareholders	(33,128,293)	(39,278,365)

Capital-Share Transactions:
Net proceeds from sales of shares	305,015,834	293,320,188
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	25,604,257	30,166,953

Total proceeds from shares sold	330,620,091	323,487,141
Cost of shares redeemed	(346,489,408)	(348,266,278)

Net decrease in net assets from capital-share transactions	(15,869,317)	(24,779,137)

Net increase (decrease) in net assets	11,729,819	(45,055,818)
Net Assets:
Beginning of period	1,788,116,983	1,833,172,801

End of period	$1,799,846,802	$1,788,116,983

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2021

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, Class C, Advisor Class and Class Z shares are (collectively, the “Intermediate Municipal Retail Classes”) shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Intermediate Municipal Portfolios” or “Portfolios”). The Fund is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios each with its own investment objective. Class B and Class T shares have been authorized but currently are not offered. Class Z shares for California Municipal Portfolio and New York Municipal Portfolio have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance

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NOTES TO FINANCIAL STATEMENTS (continued)

with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2021:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,224,306,856	$0	(a)	$1,224,306,856
Short-Term Municipal Notes		– 0	–	159,892,966	– 0	–	159,892,966
Commercial Mortgage-Backed Securities		– 0	–	5,100,495	– 0	–	5,100,495
Collateralized Mortgage Obligations		– 0	–	3,045,793	– 0	–	3,045,793
Governments – Treasuries		– 0	–	2,556,407	– 0	–	2,556,407

Total Investments in Securities		– 0	–	1,394,902,517	0	(a)	1,394,902,517

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NOTES TO FINANCIAL STATEMENTS (continued)

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps	$	– 0	–	$7,395,540	$	– 0	–	$7,395,540	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	1,417,701		– 0	–	1,417,701	(c)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(456,979)		– 0	–	(456,979	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(367,930)		– 0	–	(367,930	)(c)
Credit Default Swaps		– 0	–	(1,343,320)		– 0	–	(1,343,320)
Interest Rate Swaps		– 0	–	(187,738)		– 0	–	(187,738)

Total	$	– 0	–	$1,401,359,791		$0	(a)	$1,401,359,791

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,893,653,129	$	– 0	–	$5,893,653,129
Short-Term Municipal Notes		– 0	–	682,344,296		– 0	–	682,344,296
Corporates – Investment Grade		– 0	–	70,390,380		– 0	–	70,390,380
Corporates – Non-Investment Grade		– 0	–	21,696,550		– 0	–	21,696,550
Collateralized Mortgage Obligations		– 0	–	16,152,754		– 0	–	16,152,754
Commercial Mortgage-Backed Securities		– 0	–	7,135,481		– 0	–	7,135,481
Short-Term Investments		– 0	–	30,000,936		– 0	–	30,000,936

Total Investments in Securities		– 0	–	6,721,373,526		– 0	–	6,721,373,526
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	34,072,782		– 0	–	34,072,782	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	7,360,371		– 0	–	7,360,371	(c)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(2,036,194)		– 0	–	(2,036,194	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,748,701)		– 0	–	(1,748,701	)(c)
Credit Default Swaps		– 0	–	(5,616,102)		– 0	–	(5,616,102)
Interest Rate Swaps		– 0	–	(865,759)		– 0	–	(865,759)

Total	$	– 0	–	$6,752,539,923	$	– 0	–	$6,752,539,923

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NOTES TO FINANCIAL STATEMENTS (continued)

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,677,007,078	$	– 0	–	$1,677,007,078
Short-Term Municipal Notes		– 0	–	97,835,517		– 0	–	97,835,517
Collateralized Mortgage Obligations		– 0	–	5,265,523		– 0	–	5,265,523
Governments – Treasuries		– 0	–	2,590,187		– 0	–	2,590,187

Total Investments in Securities		– 0	–	1,782,698,305		– 0	–	1,782,698,305
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	9,700,568		– 0	–	9,700,568	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	1,144,584		– 0	–	1,144,584	(c)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(584,799)		– 0	–	(584,799	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(793,346)		– 0	–	(793,346	)(c)
Credit Default Swaps		– 0	–	(1,875,818)		– 0	–	(1,875,818)
Interest Rate Swaps		– 0	–	(257,183)		– 0	–	(257,183)

Total	$	– 0	–	$1,790,032,311	$	– 0	–	$1,790,032,311

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2021, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

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NOTES TO FINANCIAL STATEMENTS (continued)

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to distribution in excess of income which are reflected as adjustments to the components of net assets as of September 30, 2021, are shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital		Increase (Decrease) to Distributable Earnings/ Accumulated Loss
California Municipal Portfolio	$(260,249)		$260,249
Diversified Municipal Portfolio	– 0	–	– 0	–
New York Municipal Portfolio	– 0	–	– 0	–

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $1 Billion	Next $2 Billion	Next $2 Billion	Thereafter
California Municipal and New York Municipal	0.425%	0.375%	0.325%	0.275%

	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

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NOTES TO FINANCIAL STATEMENTS (continued)

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2021, the compensation retained by ABIS amounted to: California Municipal Portfolio, $18,169; Diversified Municipal Portfolio, $157,953; and New York Municipal Portfolio, $20,272.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail

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Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to Class C shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
California Municipal	$1,341,294
Diversified Municipal	3,266,577
New York Municipal	2,413,242

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the year ended September 30, 2021, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A			Class C
California Municipal	$45		$	– 0	–	$	– 0	–
Diversified Municipal	– 0	–		35,459			478
New York Municipal	– 0	–		4,963			22

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NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2021, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$353,448,095	$5,199,945	$391,655,269	$1,242,560
Diversified Municipal	1,281,209,771	51,097,542	1,240,119,883	117,487,845
New York Municipal	288,488,538	9,760,156	333,339,818	13,514,280

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
California Municipal	$1,345,920,257	$62,363,954	$(5,169,347)	$57,194,607
Diversified Municipal	6,434,349,939	346,180,165	(20,655,901)	325,524,264
New York Municipal	1,712,899,934	85,091,700	(5,532,625)	79,559,075

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or

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received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the

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Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2021, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a

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compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2021, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on

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issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2021, the Portfolios held credit default swaps for non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended September 30, 2021, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$8,813,241	*	Receivable/Payable for variation margin on centrally cleared swaps	$824,909	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	187,738

Credit contracts				Market value on credit default swaps	1,343,320

Total		$8,813,241			$2,355,967

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(892,139)	$6,834,137

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	154,329	222,707

Total		$(737,810)	$7,056,844

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Diversified Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$41,433,153	*	Receivable/Payable for variation margin on centrally cleared swaps	$3,784,895	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	865,759

Credit contracts				Market value on credit default swaps	5,616,102

Total		$41,433,153			$10,266,756

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$2,076,250	$25,670,292

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	644,505	931,790

Total		$2,720,755	$26,602,082

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New York Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$10,845,152	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,378,145	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	257,183

Credit contracts				Market value on credit default swaps	1,875,818

Total		$10,845,152			$3,511,146

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,681,775	$5,390,831

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	215,270	311,225

Total		$1,897,045	$5,702,056

California Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$24,790,000
Inflation Swaps:
Average notional amount	$52,272,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$74,010,000
Centrally Cleared Inflation Swaps:
Average notional amount	$61,940,000
Credit Default Swaps:
Average notional amount of sale contracts	$4,730,000

(a)	Positions were open for less than one month during the year.

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Diversified Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$114,320,000
Inflation Swaps:
Average notional amount	$267,138,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$225,011,538
Centrally Cleared Inflation Swaps:
Average notional amount	$278,270,769
Credit Default Swaps:
Average notional amount of sale contracts	$19,775,000

(a)	Positions were open for less than one month during the year.

New York Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$33,960,000
Inflation Swaps:
Average notional amount	$55,634,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$71,637,692
Centrally Cleared Inflation Swaps:
Average notional amount	$79,943,846
Credit Default Swaps:
Average notional amount of sale contracts	$6,605,000

(a)	Positions were open for less than one month during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

California Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$619,418	$	– 0	–	$(619,418)	$	– 0	–	$	– 0	–
Credit Suisse International	606,056		– 0	–	(577,000)		– 0	–		29,056

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California Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Goldman Sachs International	$305,584	$	– 0	–	$	– 0	–	$(305,584)	$	– 0	–

Total	$1,531,058	$	– 0	–		$(1,196,418)		$(305,584)		$29,056	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Diversified Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank,NA/Citigroup Global Markets, Inc.	$1,485,448	$	– 0	–	$(1,390,000)	$	– 0	–	$95,448
Credit Suisse International	3,534,665		– 0	–	(3,534,665)		– 0	–	– 0	–
Goldman Sachs International	1,461,748		– 0	–	(1,256,500)		– 0	–	205,248

Total	$6,481,861	$	– 0	–	$(6,181,165)	$	– 0	–	$300,696	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

New York Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$464,219	$	– 0	–	$	– 0	–	$(464,219)	$	– 0	–
Credit Suisse International	1,180,586		– 0	–		(715,200)		(289,857)		175,529
Goldman Sachs International	488,196		– 0	–		– 0	–	(488,196)		– 0	–

Total	$2,133,001	$	– 0	–		$(715,200)		$(1,242,272)		$175,529	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

California Municipal Portfolio	2021		2020
Distributions paid from:
Ordinary income	$412,224		$1,183,018
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	412,224		1,183,018
Tax exempt distributions	22,592,812		25,653,328

Total distributions paid	$23,005,036		$26,836,346

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$3,286,540		$5,117,332
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	3,286,540		5,117,332
Tax exempt distributions	118,404,005		135,050,172

Total distributions paid	$121,690,545		$140,167,504

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$965,122		$1,513,510
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	965,122		1,513,510
Tax exempt distributions	32,163,171		37,764,855

Total distributions paid	$33,128,293		$39,278,365

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)			Undistributed Long-Term Capital Gains			Accumulated Capital and Other Losses(b)	Unrealized Appreciation (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$	– 0	–	$	– 0	–	$(8,158,976)	$57,194,607	$49,035,631
Diversified Municipal		613,303			– 0	–	(23,825,358)	325,399,381	302,187,326
New York Municipal		191,004			– 0	–	(18,391,067)	79,419,238	61,219,175

(a)	Includes tax exempt income as shown below:

Diversified Municipal	$613,303
New York Municipal	$191,004

(b)

As of September 30, 2021, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2021, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio utilized capital loss carryforwards of $10,135,979, $26,009,082 and $3,326,569 respectively, to offset current year net realized gains. As of September 30, 2021, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio deferred $458,285, $2,408,792 and $806,287 respectively, in qualified late-year losses. These losses will be treated as arising on October 1, 2021

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(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of swaps.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of dividends payable to shareholders.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2021, the following Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount	Long-Term Amount
California Municipal	$6,351,954	$1,348,737
Diversified Municipal	21,416,566	– 0	–
New York Municipal	7,756,028	9,828,752

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of the Portfolios’ investments in fixed-income securities. When interest rates rise, the value of the Portfolios’ existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar

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unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invests more of its assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Portfolios. The Portfolio’s investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities.

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Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn in the 2007–2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal and New York Municipal Portfolios are not “diversified”. This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal Portfolios are subject to greater risk because the market for

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municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases,

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derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular

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federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolios’ shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

LIBOR Transition and Associated Risk—The Portfolios may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or

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supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which of which 6.5 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Retail Class Z Shares	Retail Class T Shares	Total
California Municipal	200	200	200	200	200	200	300	1,500
Diversified Municipal	800	400	400	400	400	600	300	3,300
New York Municipal	400	200	200	200	200	200	300	1,700

Share transactions for each Portfolio for the years ended September 30, 2021 and September 30, 2020, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20

Municipal Class Shares
Shares sold	19,982,069	18,304,334	$293,044,170	$262,591,109

Shares issued to shareholders on reinvestment of dividends	1,090,793	1,319,973	15,982,582	18,912,474

Shares redeemed	(22,550,649)	(17,939,347)	(330,321,867)	(257,212,852)

Net increase (decrease)	(1,477,787)	1,684,960	$(21,295,115)	$24,290,731

Class A Shares
Shares sold	940,394	1,531,470	$13,771,691	$21,731,549

Shares issued to shareholders on reinvestment of dividends	55,191	67,572	808,608	967,916

Shares converted from Class C	131,264	196,520	1,921,098	2,841,205

Shares redeemed	(1,574,539)	(1,240,749)	(23,093,266)	(17,837,021)

Net increase (decrease)	(447,690)	554,813	$(6,591,869)	$7,703,649

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	California Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20

Class C Shares
Shares sold	141,129	58,513	$2,063,877	$830,225

Shares issued to shareholders on reinvestment of dividends	1,942	4,847	28,429	69,332

Shares converted to Class A	(131,267)	(196,607)	(1,921,098)	(2,841,205)

Shares redeemed	(134,690)	(168,563)	(1,971,831)	(2,419,241)

Net decrease	(122,886)	(301,810)	$(1,800,623)	$(4,360,889)

Advisor Class Shares
Shares sold	2,797,559	2,177,882	$40,999,128	$31,198,386

Shares issued to shareholders on reinvestment of dividends	56,837	47,880	833,006	686,690

Shares redeemed	(1,330,980)	(751,491)	(19,486,966)	(10,766,859)

Net increase	1,523,416	1,474,271	$22,345,168	$21,118,217

	Diversified Municipal Portfolio
	Shares			Amount
	Year Ended 9/30/21		Year Ended 9/30/20	Year Ended 9/30/21		Year Ended 9/30/20

Municipal Class Shares
Shares sold	73,607,966		65,669,903	$1,093,125,452		$953,324,442

Shares issued to shareholders on reinvestment of dividends	5,111,537		5,921,505	75,879,414		85,677,553

Shares redeemed	(57,770,058)		(70,962,829)	(857,673,588)		(1,027,322,105)

Net increase	20,949,445		628,579	$311,331,278		$11,679,890

Class A Shares
Shares sold	8,229,620		8,506,533	$122,336,323		$123,402,971

Shares issued to shareholders on reinvestment of dividends	220,597		216,415	3,277,635		3,136,627

Shares converted from Class B	– 0	–	396	– 0	–	5,757

Shares converted from Class C	1,023,362		668,163	15,211,937		9,741,190

Shares redeemed	(4,311,216)		(6,973,908)	(64,037,021)		(100,315,358)

Net increase	5,162,363		2,417,599	$76,788,874		$35,971,187

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	Diversified Municipal Portfolio
	Shares			Amount
	Year Ended 9/30/21		Year Ended 9/30/20	Year Ended 9/30/21			Year Ended 9/30/20

Class B Shares
Shares issued to shareholders on reinvestment of dividends	– 0	–	0 (a)	$	– 0	–	$5

Shares converted to Class A	– 0	–	(396)		– 0	–	(5,757)

Net decrease	– 0	–	(396)	$	– 0	–	$(5,752)

Class C Shares
Shares sold	301,438		619,068		$4,464,752		$8,996,206

Shares issued to shareholders on reinvestment of dividends	13,520		26,548		200,537		383,891

Shares converted to Class A	(1,023,988)		(668,532)		(15,211,937)		(9,741,190)

Shares redeemed	(405,947)		(503,171)		(6,032,366)		(7,258,503)

Net decrease	(1,114,977)		(526,087)		$(16,579,014)		$(7,619,596)

Advisor Class Shares
Shares sold	13,792,657		17,082,408		$204,707,508		$246,673,652

Shares issued to shareholders on reinvestment of dividends	356,998		354,933		5,297,134		5,133,286

Shares redeemed	(9,015,014)		(10,848,498)		(133,843,446)		(156,298,402)

Net increase	5,134,641		6,588,843		$76,161,196		$95,508,536

Class Z Shares
Shares sold	8,059,482		6,546,888		$119,988,336		$95,145,948

Shares issued to shareholders on reinvestment of dividends	583,322		877,402		8,663,484		12,695,423

Shares redeemed	(9,253,954)		(30,613,937)		(137,584,099)		(443,644,578)

Net decrease	(611,150)		(23,189,647)		$(8,932,279)		$(335,803,207)

(a)	Amount is less than one share.

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NOTES TO FINANCIAL STATEMENTS (continued)

	New York Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20

Municipal Class Shares
Shares sold	18,171,016	16,023,100	$259,243,369	$225,273,454

Shares issued to shareholders on reinvestment of dividends	1,644,557	1,967,243	23,484,985	27,519,363

Shares redeemed	(20,055,429)	(19,922,598)	(286,380,791)	(278,806,797)

Net decrease	(239,856)	(1,932,255)	$(3,652,437)	$(26,013,980)

Class A Shares
Shares sold	1,142,049	1,767,847	$16,280,053	$25,013,436

Shares issued to shareholders on reinvestment of dividends	85,477	107,527	1,219,720	1,503,374

Shares converted from Class C	675,324	387,315	9,671,456	5,461,252

Shares redeemed	(2,123,188)	(2,309,293)	(30,214,231)	(32,190,853)

Net decrease	(220,338)	(46,604)	$(3,043,002)	$(212,791)

Class C Shares
Shares sold	38,046	111,298	$544,495	$1,575,487

Shares issued to shareholders on reinvestment of dividends	7,441	16,401	105,971	229,424

Shares converted to Class A	(675,309)	(387,150)	(9,671,456)	(5,461,252)

Shares redeemed	(151,700)	(243,682)	(2,152,932)	(3,412,751)

Net decrease	(781,522)	(503,133)	$(11,173,922)	$(7,069,092)

Advisor Class Shares
Shares sold	1,349,204	2,556,570	$19,276,461	$35,996,559

Shares issued to shareholders on reinvestment of dividends	55,610	65,496	793,581	914,792

Shares redeemed	(1,275,182)	(2,056,078)	(18,069,998)	(28,394,625)

Net increase	129,632	565,988	$2,000,044	$8,516,726

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NOTE 7.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.52	$ 14.44	$ 13.99	$ 14.33	$ 14.59

Income From Investment Operations

Net investment income(a)	.22	.26	.28	.28	.27

Net realized and unrealized gain (loss) on investment transactions	.07	.08	.46	(.34)	(.26)

Total from investment operations	.29	.34	.74	(.06)	.01

Less: Dividends

Dividends from net investment income	(.21)	(.26)	(.29)	(.28)	(.27)

Net asset value, end of period	$ 14.60	$ 14.52	$ 14.44	$ 13.99	$ 14.33

Total Return

Total investment return based on net asset value(b)	2.03%	2.39%	5.30%	(.33)%	.04%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$76,220	$82,318	$73,875	$77,469	$83,361

Average net assets (000 omitted)	$83,485	$79,385	$66,990	$85,754	$85,429

Ratio to average net assets of:

Expenses	.73%	.73%	.73%	.75%	.76%

Net investment income	1.48%	1.79%	1.98%	1.98%	1.90%

Portfolio turnover rate	27%	16%	24%	38%	17%

See footnote summary on page 178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.52	$ 14.44	$ 13.98	$ 14.32	$ 14.59

Income From Investment Operations

Net investment income(a)	.11	.15	.18	.17	.17

Net realized and unrealized gain (loss) on investment transactions	.06	.08	.46	(.33)	(.28)

Total from investment operations	.17	.23	.64	(.16)	(.11)

Less: Dividends

Dividends from net investment income	(.10)	(.15)	(.18)	(.18)	(.16)

Net asset value, end of period	$ 14.59	$ 14.52	$ 14.44	$ 13.98	$ 14.32

Total Return

Total investment return based on net asset value(b)	1.19%	1.62%	4.59%	(1.15)%	(.71)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$4,828	$6,586	$10,910	$11,886	$17,028

Average net assets (000 omitted)	$5,934	$9,405	$11,297	$14,022	$20,405

Ratio to average net assets of:

Expenses	1.48%	1.48%	1.49%	1.50%	1.52%

Net investment income	.73%	1.05%	1.24%	1.23%	1.16%

Portfolio turnover rate	27%	16%	24%	38%	17%

See footnote summary on page 178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.52	$ 14.44	$ 13.99	$ 14.32	$ 14.59

Income From Investment Operations

Net investment income(a)	.25	.29	.31	.32	.31

Net realized and unrealized gain (loss) on investment transactions	.08	.08	.46	(.33)	(.27)

Total from investment operations	.33	.37	.77	(.01)	.04

Less: Dividends

Dividends from net investment income	(.25)	(.29)	(.32)	(.32)	(.31)

Net asset value, end of period	$ 14.60	$ 14.52	$ 14.44	$ 13.99	$ 14.32

Total Return

Total investment return based on net asset value(b)	2.28%	2.65%	5.56%	(.08)%	.30%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$82,692	$60,140	$38,534	$21,792	$12,903

Average net assets (000 omitted)	$70,376	$46,691	$27,392	$17,250	$9,154

Ratio to average net assets of:

Expenses	.48%	.49%	.48%	.50%	.49%

Net investment income	1.71%	2.03%	2.21%	2.24%	2.17%

Portfolio turnover rate	27%	16%	24%	38%	17%

See footnote summary on page 178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.68	$ 14.58	$ 14.06	$ 14.44	$ 14.68

Income From Investment Operations

Net investment income(a)	.25	.30	.31	.27	.25

Net realized and unrealized gain (loss) on investment transactions	.13	.10	.53	(.38)	(.24)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	.38	.40	.84	(.11)	.01

Less: Dividends

Dividends from net investment income	(.25)	(.30)	(.32)	(.27)	(.25)

Net asset value, end of period	$ 14.81	$ 14.68	$ 14.58	$ 14.06	$ 14.44

Total Return

Total investment return based on net asset value(b)	2.59%	2.78%	5.99%	(.73)%	.11%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$349,953	$271,074	$233,833	$225,477	$342,340

Average net assets (000 omitted)	$319,098	$248,192	$221,783	$286,472	$378,242

Ratio to average net assets of:

Expenses	.66%	.67%	.66%	.73%	.75%

Net investment income	1.69%	2.04%	2.18%	1.92%	1.75%

Portfolio turnover rate	22%	20%	22%	23%	25%

See footnote summary on page 178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.68	$ 14.57	$ 14.05	$ 14.44	$ 14.68

Income From Investment Operations

Net investment income(a)	.14	.19	.20	.17	.14

Net realized and unrealized gain (loss) on investment transactions	.13	.11	.53	(.39)	(.24)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	.27	.30	.73	(.22)	(.10)

Less: Dividends

Dividends from net investment income	(.14)	(.19)	(.21)	(.17)	(.14)

Net asset value, end of period	$ 14.81	$ 14.68	$ 14.57	$ 14.05	$ 14.44

Total Return

Total investment return based on net asset value(b)	1.82%	2.07%	5.20%	(1.54)%	(.64)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$18,542	$34,743	$42,152	$56,339	$73,746

Average net assets (000 omitted)	$28,338	$39,529	$50,386	$64,699	$89,853

Ratio to average net assets of:

Expenses	1.41%	1.43%	1.43%	1.48%	1.50%

Net investment income	.96%	1.30%	1.42%	1.17%	1.00%

Portfolio turnover rate	22%	20%	22%	23%	25%
See footnote summary on page 178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.66	$ 14.55	$ 14.04	$ 14.42	$ 14.66

Income From Investment Operations

Net investment income(a)	.29	.33	.34	.31	.29

Net realized and unrealized gain (loss) on investment transactions	.13	.11	.52	(.38)	(.24)

Total from investment operations	.42	.44	.86	(.07)	.05

Less: Dividends

Dividends from net investment income	(.29)	(.33)	(.35)	(.31)	(.29)

Net asset value, end of period	$ 14.79	$ 14.66	$ 14.55	$ 14.04	$ 14.42

Total Return

Total investment return based on net asset value(b)	2.85%	3.11%	6.20%	(.48)%	.36%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$456,386	$377,082	$278,371	$761,637	$1,163,196

Average net assets (000 omitted)	$419,891	$332,267	$306,629	$1,161,023	$1,112,997

Ratio to average net assets of:

Expenses	.41%	.43%	.43%	.48%	.50%

Net investment income	1.94%	2.29%	2.40%	2.17%	2.01%

Portfolio turnover rate	22%	20%	22%	23%	25%

See footnote summary on page 178.

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FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	Diversified Municipal Portfolio
	Class Z
	Year Ended September 30,			July 2, 2018(d) to September 30, 2018
	2021	2020	2019

Net asset value, beginning of period	$ 14.68	$ 14.58	$ 14.06	$ 14.15

Income From Investment Operations

Net investment income(a)	.29	.34	.35	.08

Net realized and unrealized gain (loss) on investment transactions	.13	.10	.53	(.10)

Total from investment operations	.42	.44	.88	(.02)

Less: Dividends

Dividends from net investment income	(.29)	(.34)	(.36)	(.07)

Net asset value, end of period	$ 14.81	$ 14.68	$ 14.58	$ 14.06

Total Return

Total investment return based on net asset value(b)	2.87%	3.08%	6.29%	(.06)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$505,365	$509,910	$844,127	$472,528

Average net assets (000 omitted)	$485,522	$590,892	$776,520	$258,733

Ratio to average net assets of:

Expenses	.38%	.39%	.38%	.40	%(e)(f)

Net investment income	1.97%	2.34%	2.47%	2.49	%(e)(f)

Portfolio turnover rate	22%	20%	22%	23%

See footnote summary on page 178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Income From Investment Operations

Net investment income(a)	.24	.28	.29	.28	.27

Net realized and unrealized gain (loss) on investment transactions	.22	(.14)	.49	(.39)	(.26)

Total from investment operations	.46	.14	.78	(.11)	.01

Less: Dividends

Dividends from net investment income	(.24)	(.28)	(.29)	(.28)	(.27)

Net asset value, end of period	$ 14.25	$ 14.03	$ 14.17	$ 13.68	$ 14.07

Total Return

Total investment return based on net asset value(b)	3.26%	1.03%	5.74%	(.77)%	.08%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$116,552	$117,874	$119,718	$121,201	$141,325

Average net assets (000 omitted)	$117,041	$119,315	$121,023	$130,420	$155,464

Ratio to average net assets of:

Expenses	.73%	.72%	.74%	.73%	.76%

Net investment income	1.67%	1.98%	2.06%	2.03%	1.92%

Portfolio turnover rate	18%	18%	18%	23%	23%

See footnote summary on page 178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Income From Investment Operations

Net investment income(a)	.13	.17	.18	.18	.16

Net realized and unrealized gain (loss) on investment transactions	.22	(.13)	.49	(.39)	(.26)

Total from investment operations	.35	.04	.67	(.21)	(.10)

Less: Dividends

Dividends from net investment income	(.13)	(.18)	(.18)	(.18)	(.16)

Net asset value, end of period	$ 14.25	$ 14.03	$ 14.17	$ 13.68	$ 14.07

Total Return

Total investment return based on net asset value(b)	2.47%	.27%	4.95%	(1.50)%	(.67)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$8,982	$19,813	$27,143	$33,716	$42,821

Average net assets (000 omitted)	$15,076	$23,921	$29,799	$38,176	$49,277

Ratio to average net assets of:

Expenses	1.48%	1.48%	1.49%	1.48%	1.51%

Net investment income	.93%	1.23%	1.31%	1.28%	1.17%

Portfolio turnover rate	18%	18%	18%	23%	23%

See footnote summary on page 178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Income From Investment Operations

Net investment income(a)	.27	.31	.32	.32	.30

Net realized and unrealized gain (loss) on investment transactions	.21	(.13)	.49	(.39)	(.26)

Total from investment operations	.48	.18	.81	(.07)	.04

Less: Dividends

Dividends from net investment income	(.27)	(.32)	(.32)	(.32)	(.30)

Net asset value, end of period	$ 14.24	$ 14.03	$ 14.17	$ 13.68	$ 14.07

Total Return

Total investment return based on net asset value(b)	3.44%	1.28%	6.00%	(.51)%	.35%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$67,388	$64,546	$57,173	$37,003	$26,267

Average net assets (000 omitted)	$62,323	$63,077	$45,530	$32,710	$15,836

Ratio to average net assets of:

Expenses	.48%	.47%	.49%	.48%	.50%

Net investment income	1.91%	2.22%	2.30%	2.28%	2.18%

Portfolio turnover rate	18%	18%	18%	23%	23%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Amount is less than $.005.

(d)	Commencement of distributions.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB Intermediate Municipal Class Shareholders of California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (three of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 23, 2021

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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BOARD OF DIRECTORS

Debra Perry(1),(2), Chair Beata D. Kirr, President R. Jay Gerken(1),(2)	Jeffrey R. Holland(1) William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Terrance T. Hults, Senior Vice President(3) Matthew J. Norton, Senior Vice President(3) Andrew D. Potter, Vice President(3) Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A,C and Advisor Class shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
INTERESTED DIRECTOR

Beata D. Kirr,*** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 47 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2016. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS

Debra Perry,#,^ Chair of the Board 70 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,#,^ 70 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Jeffrey R. Holland,# 55 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

William Kristol,# 68 (2013)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 59 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Donald K. Peterson,# 72 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

*

The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Directors.

***	Ms. Kirr is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Beata D. Kirr, 47	President	See biography above

Terrance T. Hults, 55	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Matthew J. Norton, 38	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Andrew D. Potter, 36	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp, 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2016.

Michael B. Reyes, 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo, 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke, 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto, 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser**, since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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OPERATION AND EFFECTIVENESS OF THE PORTFOLIOS’ LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolios, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 27-28, 2021.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 12, 2021, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On October 5, 2021, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the October 5, 2021 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 7, 2021, and the Adviser provided certain additional information

[1]

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

by means of a memorandum dated October 15, 2021. The Independent Directors held a video conference meeting on October 19, 2021 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 27-28, 2021, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the October 5, 2021 and October 27-28, 2021 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will continue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from

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that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2021 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2021. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios, including the performance of the Overlay Portfolios’ dynamic asset allocation component. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios and other enhancements to portfolio management models. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2019 and 2020, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable

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BOARD’S CONSIDERATION OF INVESTMENT

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allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, relatively recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of each Portfolio
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of each Portfolio
Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

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Select US Equity Portfolio

Sustainable US Thematic Portfolio1

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INTERNATIONAL/ GLOBAL EQUITY

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CLOSED-END FUNDS

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0151-0921

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2021

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2021

On the following pages, you will find the 2021 annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2021, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equities recorded strong double-digit returns over the 12-month period ended September 30, 2021. Accommodative monetary policy, widespread vaccination distribution, and strong company earnings growth supported equity markets throughout most of the period, but volatility increased recently as the accelerating economic recovery triggered inflationary fears.

Fixed-income market returns were mixed. Low interest rates set the stage for the continued outperformance of risk assets, led by high-yield emerging-market and developed-market US and European corporate bonds, along with high-yield emerging-market sovereign bonds.

The skew of risks around global growth has shifted markedly in recent months: from widespread optimism and upside risks to a more sober assessment of the outlook. We continue to be mindful of a more challenging growth/inflation mix and a less certain outlook for monetary policy.

China’s property market, the US debt ceiling, and soaring energy prices in Europe all cloud the outlook. We’re also concerned that supply-side dislocations stemming from COVID-19 could be more pervasive than expected.

As always, our portfolio teams are focused on balancing the opportunity for long-term growth with managing risk in the short term and responding nimbly to this fast-changing environment. Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

[1]	Please note that information for the Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Intermediate Duration and Short Duration Plus Portfolios of the Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited

(Portfolio Manager Commentary continued on next page)

2021 Annual Report	1

Portfolio Manager Commentary (continued)

to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

The Portfolios are not designed to be used as standalone investments. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. The Adviser’s Dynamic Asset Allocation (“DAA”) service is intended to reduce a Private Client’s account portfolio volatility during sustained periods of elevated volatility in the markets, not necessarily during periods when market volatility is relatively low. Over the six-month period, Overlay A, Tax-Aware Overlay A and Overlay B Portfolios contributed to the returns of a typical Private Client account, whereas Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios detracted from returns. During the same period, all Overlay Portfolios contributed to higher volatility. Over the 12-month period, all Overlay Portfolios contributed to returns and higher volatility of a typical Private Client account.

The tables on pages 11-13 show each Portfolio’s performance compared to its respective primary and composite benchmark, for the six- and 12-month periods ended September 30, 2021. The primary benchmarks are as follows: the Standard and Poor’s (“S&P”) 500 Index for Overlay A and Tax-Aware Overlay A Portfolios; the Bloomberg Global Aggregate Bond Index (USD hedged) for Overlay B Portfolio; and the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index for Tax-Aware Overlay B, C and N Portfolios.

Over the 12-month period, each of the Overlay Portfolios outperformed their composite benchmarks. Within security selection, the primary contributors, relative to the benchmark, were the Global Bonds, Intermediate Duration Bonds, Diversified Municipal Bonds and Emerging Market Equities strategies. Conversely, security selection within the International Strategic Equities strategy was the leading detractor. For the six-month period, the Overlay A, Tax-Aware Overlay A and Overlay B Portfolios outperformed their composite benchmarks, whereas the Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios trailed their composite benchmarks. Within security selection, the primary contributors were the Diversified Municipal Bonds, Emerging Market Equities and International Strategic Equities strategies. Conversely, security selection within the Municipal Bond Inflation and Bond Inflation strategies were the leading detractors.

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

The Portfolios’ Senior Investment Management Team employs dynamic allocation shifts based on the relative attractiveness or unattractiveness across multiple, global asset classes. The Portfolios entered the fourth quarter of 2020 with a modest overweight to equities. The overweight was motivated by an elevated return potential for return-seeking assets due to ongoing policy support, medical advancements to combat COVID-19, and the low inflation and interest-rate environment. The risk outlook for equities improved following the US elections, and the Portfolios increased the equity overweight in December of 2020. The Portfolios used periods of market weakness in January of 2021 to modestly increase the equity overweight. In February of 2021, the Portfolios maintained the equity overweight, but muted return expectations for fixed income led to a reduction in the duration extension. To further diversify and enhance this defensive exposure, the Portfolios also introduced an allocation to long-dated, equity put options during the month. In May of 2021, the Portfolios took advantage of market strength to reduce but maintain the overweight to equities. The Portfolios modestly increased the equity overweight during the third quarter of 2021, as the risk and return outlook for return-seeking assets improved on expectations that pent-up consumer and corporate demand, strong corporate quality metrics and supportive fiscal and monetary policies would continue to fuel the global economic expansion. As the delta variant slowed the pace of the global reopening and reduced concerns around a rapid rise in yields, the Portfolios also trimmed but maintained the bond underweight. The Portfolios remained overweight to US equities over the six- and 12-month periods. US equity markets outperformed all other equity regions during these periods, which positively impacted the Portfolios.

The Portfolios use derivatives (for hedging and investment purposes) largely to make shifts in asset class exposures, as this allows rapid and efficient changes without disrupting the underlying individual stock and bond holdings. All Portfolios used derivatives for hedging and investment purposes. For both periods, all Portfolios used futures and written options, which added to absolute returns, while purchased options detracted. Total return swaps detracted for both periods for all Portfolios except Overlay B. Credit default swaps added for Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, but detracted for Overlay B during both periods. During both periods, interest rate swaps added for Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N. Interest rate swaps added for Overlay B for the 12-month period, but detracted for the six-month period. During both periods, inflation swaps added for Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N. During the six-month period, currency forwards detracted for all Portfolios, and added in the 12-month period for all Portfolios except Overlay B. Overlay B used purchased swaptions, which had an immaterial impact on returns for the six-month period and added for the 12-month period. Overlay B also used written swaptions, which detracted for the six-month period and added for the 12-month period.

Market Review and Investment Strategy

For the 12-month period ended September 30, 2021, global equities recorded strong double-digit returns. Accommodative monetary policy, widespread vaccination distribution, and strong company earnings growth supported equity markets throughout most of the period, but volatility increased as the accelerating economic recovery triggered inflationary fears. Worsening supply-chain constraints and the negative economic impact of the coronavirus delta variant were compounded by the convergence of politically divisive budget and spending plan negotiations in the US. The likelihood of contagion from the collapse of the heavily indebted Chinese real estate developer Evergrande and a slowdown in China’s economy also weighed on global risk sentiment.

Equity markets remained under pressure after the US Federal Reserve turned more hawkish regarding the timing of tapering and interest-rate liftoff, and as concern grew over the US debt-ceiling crisis. Surging oil and commodity prices stoked inflationary fears, driving bond yields higher and equities sharply lower. Small-cap stocks significantly outperformed large-cap stocks on a relative basis, and intervals of market rotation helped value-style stocks outperform their growth-style peers.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance

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Portfolio Manager Commentary (continued)

company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2021, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 4.55% and 0.01%, respectively, for Tax-Aware Overlay B Portfolio; 1.88% and 0.00%, respectively, for Tax-Aware Overlay C Portfolio and 5.72% and 0.00%, respectively, for Tax-Aware Overlay N Portfolio.

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg 1-10 Year US TIPS Index measures the performance of the US Treasury inflation-protected securities market, with maturities between one and ten years. The Bloomberg 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 44% Russell 3000, 29.4% MSCI ACWI ex USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg US Aggregate Bond, 10% Bloomberg Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 44.2% Russell 3000, 29.5% MSCI ACWI ex USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg US Aggregate Bond. The Composite Benchmark for Overlay B is 15.9% Russell 3000, 10.8% MSCI ACWI ex USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg US Aggregate Bond, 24.5% Bloomberg Global Aggregate Bond (USD hedged), 21% Bloomberg 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B is 17.9% Russell 3000, 12.1% MSCI ACWI ex USA IMI (net), 42% Bloomberg 1-10 Year Municipal Bond, 28% Bloomberg 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay C and N is 19.3% Russell 3000, 10.7% MSCI ACWI ex USA IMI (net), 28% Bloomberg 1-10 Year US TIPS, 42% Bloomberg 1-10 Year Municipal Bond.

The Russell 3000, MSCI ACWI ex USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The FTSE EPRA/NAREIT Global Index represents the allocation to real estate. The Bloomberg Commodity, the Bloomberg US Aggregate Bond, Bloomberg 1-10 Year US TIPS, Bloomberg 1-10 Year Municipal Bond and Bloomberg Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The

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2021 Annual Report	5

Disclosures and Risks (continued)

performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a standalone investment.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts,

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Disclosures and Risks (continued)

reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

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2021 Annual Report	7

Disclosures and Risks (continued)

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the

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Disclosures and Risks (continued)

values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse, particularly in light of the economic impact of the recent spread of a novel coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal,

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Disclosures and Risks (continued)

state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the 2007–2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1	7.37%	26.16%	8.23%	6.95%	6.93%
Return after taxes on Distributions[2]	7.37%	25.90%	7.84%	6.20%	6.25%
Return after taxes on Distributions and sale of shares[2]	4.36%	15.63%	6.41%	5.39%	5.44%
Overlay A Portfolio Class 2	7.43%	26.34%	8.44%	7.16%	7.14%
Return after taxes on Distributions[2]	7.43%	26.02%	8.00%	6.36%	6.41%
Return after taxes on Distributions and sale of shares[2]	4.40%	15.77%	6.57%	5.55%	5.60%
Composite Benchmark	5.08%	24.05%	11.10%	10.28%	9.50%
S&P 500 Index	9.18%	30.00%	16.90%	16.63%	15.12%

Tax-Aware Overlay A Portfolio Class 1	7.13%	25.54%	8.22%	7.06%	6.80%
Return after taxes on Distributions[2]	7.13%	25.25%	7.81%	6.51%	6.32%
Return after taxes on Distributions and sale of shares[2]	4.22%	15.25%	6.37%	5.58%	5.44%
Tax-Aware Overlay A Portfolio Class 2	7.24%	25.78%	8.44%	7.27%	7.02%
Return after taxes on Distributions[2]	7.24%	25.43%	7.96%	6.67%	6.49%
Return after taxes on Distributions and sale of shares[2]	4.29%	15.43%	6.53%	5.75%	5.61%
Composite Benchmark	5.23%	24.00%	11.24%	10.46%	9.66%
S&P 500 Index	9.18%	30.00%	16.90%	16.63%	15.12%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.50% and 1.30% for Overlay A, and 1.46% and 1.26% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 5-10.

(Historical Performance continued on next page)

2021 Annual Report	11

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1	3.74%	11.61%	5.24%	4.69%	4.96%
Return after taxes on Distributions[2]	3.74%	10.55%	4.06%	3.38%	3.75%
Return after taxes on Distributions and sale of shares[2]	2.22%	6.94%	3.53%	3.12%	3.42%
Overlay B Portfolio Class 2	3.73%	11.64%	5.39%	4.84%	5.11%
Return after taxes on Distributions[2]	3.73%	10.52%	4.16%	3.48%	3.85%
Return after taxes on Distributions and sale of shares[2]	2.21%	6.95%	3.63%	3.22%	3.52%
Composite Benchmark	3.23%	9.62%	6.04%	5.41%	5.53%
Bloomberg Global Aggregate Bond Index (USD hedged)	1.06%	-0.56%	2.89%	3.57%	3.75%

Tax-Aware Overlay B Portfolio Class 1	3.09%	12.11%	4.92%	4.48%	4.61%
Return after taxes on Distributions[2]	3.09%	11.93%	4.44%	3.90%	4.04%
Return after taxes on Distributions and sale of shares[2]	1.83%	7.97%	3.92%	3.54%	3.66%
Tax-Aware Overlay B Portfolio Class 2	3.16%	12.35%	5.07%	4.63%	4.76%
Return after taxes on Distributions[2]	3.16%	12.16%	4.58%	4.04%	4.18%
Return after taxes on Distributions and sale of shares[2]	1.87%	8.16%	4.06%	3.68%	3.80%
Composite Benchmark	3.21%	10.54%	6.38%	5.88%	5.83%
Bloomberg 5-Year GO Municipal Bond Index	0.57%	0.85%	2.34%	2.37%	2.67%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.90% and 0.75% for Overlay B and 0.86% and 0.71% for Tax-Aware Overlay B. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 5-10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Tax-Aware Overlay C Portfolio Class 1	2.93%	11.57%	4.70%	4.31%	4.45%
Return after taxes on Distributions[2]	2.93%	11.32%	4.23%	3.73%	3.87%
Return after taxes on Distributions and sale of shares[2]	1.74%	7.54%	3.71%	3.37%	3.50%
Tax-Aware Overlay C Portfolio Class 2	3.01%	11.72%	4.86%	4.48%	4.61%
Return after taxes on Distributions[2]	3.01%	11.46%	4.37%	3.87%	4.02%
Return after taxes on Distributions and sale of shares[2]	1.78%	7.68%	3.85%	3.52%	3.64%
Composite Benchmark	3.28%	10.62%	6.49%	5.99%	5.94%
Bloomberg 5-Year GO Municipal Bond Index	0.57%	0.85%	2.34%	2.37%	2.67%

Tax-Aware Overlay N Portfolio Class 1	2.96%	12.82%	4.68%	4.33%	4.45%
Return after taxes on Distributions[2]	2.96%	12.66%	4.19%	3.73%	3.86%
Return after taxes on Distributions and sale of shares[2]	1.75%	8.35%	3.70%	3.39%	3.50%
Tax-Aware Overlay N Portfolio Class 2	3.04%	12.96%	4.82%	4.49%	4.61%
Return after taxes on Distributions[2]	3.04%	12.79%	4.32%	3.87%	4.00%
Return after taxes on Distributions and sale of shares[2]	1.80%	8.48%	3.83%	3.53%	3.64%
Composite Benchmark	3.28%	10.62%	6.49%	5.99%	5.94%
Bloomberg 5-Year GO Municipal Bond Index	0.57%	0.85%	2.34%	2.37%	2.67%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.91% and 0.76% for Tax-Aware Overlay C and 0.94% and 0.79% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 5-10.

(Historical Performance continued on next page)

2021 Annual Report	13

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay A Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay C Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and composite benchmark for the 10-year period ended September 30, 2021.

See Disclosures, Risks and Note About Historical Performance on pages 5-10.

14	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2021 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2021	ENDING ACCOUNT VALUE SEPTEMBER 30, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$1,073.70	$4.21	0.81%	$6.03	1.16%
Hypothetical**	$1,000	$1,021.01	$4.10	0.81%	$5.87	1.16%
Class 2
Actual	$1,000	$1,074.30	$3.17	0.61%	$4.99	0.96%
Hypothetical**	$1,000	$1,022.01	$3.09	0.61%	$4.86	0.96%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,071.30	$4.10	0.79%	$5.87	1.13%
Hypothetical**	$1,000	$1,021.11	$4.00	0.79%	$5.72	1.13%
Class 2
Actual	$1,000	$1,072.40	$3.07	0.59%	$4.83	0.93%
Hypothetical**	$1,000	$1,022.11	$2.99	0.59%	$4.71	0.93%

Overlay B
Class 1
Actual	$1,000	$1,037.40	$4.24	0.83%	$4.44	0.87%
Hypothetical**	$1,000	$1,020.91	$4.20	0.83%	$4.41	0.87%
Class 2
Actual	$1,000	$1,037.30	$3.47	0.68%	$3.68	0.72%
Hypothetical**	$1,000	$1,021.66	$3.45	0.68%	$3.65	0.72%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,030.90	$4.28	0.84%	$4.43	0.87%
Hypothetical**	$1,000	$1,020.86	$4.26	0.84%	$4.41	0.87%
Class 2
Actual	$1,000	$1,031.60	$3.51	0.69%	$3.67	0.72%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%	$3.65	0.72%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,029.30	$4.53	0.89%	$4.68	0.92%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%	$4.66	0.92%
Class 2
Actual	$1,000	$1,030.10	$3.77	0.74%	$3.92	0.77%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%	$3.90	0.77%

2021 Annual Report	15

Expense Example—September 30, 2021 (Unaudited) (continued)

	BEGINNING ACCOUNT VALUE APRIL 1, 2021	ENDING ACCOUNT VALUE SEPTEMBER 30, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,029.60	$4.58	0.90%	$4.73	0.93%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%	$4.71	0.93%
Class 2
Actual	$1,000	$1,030.40	$3.82	0.75%	$3.97	0.78%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%	$3.95	0.78%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2021 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	57.1%	57.2%
Developed International	27.1%	27.1%
Emerging Markets	5.7%	5.7%

Real Assets	8.9%	8.2%

Global Bond
US	31.7%	53.6%
Developed International	22.6%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	20.5%	22.5%
Developed International	10.0%	10.8%
Emerging Markets	2.0%	2.4%

Global Credit
Investment Grade	9.7%	0.0%

Real Assets	4.4%	0.0%

Global Bond
US	42.0%	83.6%
Developed International	20.0%	0.0%

Linkers	21.6%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	22.5%	22.5%
Developed International	10.9%	10.8%
Emerging Markets	2.4%	2.4%

Global Bond
US	84.1%	84.1%

1	All data are as of September 30, 2021. The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or greater than 100% in light of the leveraging effect of the derivative transactions.

2021 Annual Report	17

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS–47.5%

Information Technology–12.4%
Communications Equipment–0.0%
Lumentum Holdings, Inc.(a)	7,720	$644,929

Electronic Equipment, Instruments & Components–0.6%
Avnet, Inc.	18,130	670,266
Belden, Inc.	11,843	689,973
CDW Corp./DE	39,743	7,234,021
Cognex Corp.	9,660	774,925
Littelfuse, Inc.	2,110	576,600
Novanta, Inc.(a)	3,990	616,455
Shoals Technologies Group, Inc.(a)	10,236	285,379

		10,847,619

IT Services–2.4%
Digitalocean Holdings, Inc.(a)	4,433	344,134
FleetCor Technologies, Inc.(a)	17,951	4,690,058
Flywire Corp.(a)	1,894	83,033
Genpact Ltd.	158,376	7,524,444
MongoDB, Inc.(a)	2,180	1,027,892
PayPal Holdings, Inc.(a)	37,515	9,761,778
Shift4 Payments, Inc.–Class A(a)	7,408	574,268
Visa, Inc.–Class A	103,234	22,995,373

		47,000,980

Semiconductors & Semiconductor Equipment–2.2%
Analog Devices, Inc.	25,599	4,287,321
Entegris, Inc.	5,908	743,817
Kulicke & Soffa Industries, Inc.	6,466	376,838
Lattice Semiconductor Corp.(a)	11,630	751,879
MACOM Technology Solutions Holdings, Inc.(a)	10,530	683,081
MaxLinear, Inc.–Class A(a)	8,682	427,589
Monolithic Power Systems, Inc.	1,770	857,884
NVIDIA Corp.	53,912	11,168,410
NXP Semiconductors NV	44,641	8,743,833
ON Semiconductor Corp.(a)	32,620	1,493,017
QUALCOMM, Inc.	83,842	10,813,941
Synaptics, Inc.(a)	4,266	766,728
Universal Display Corp.	2,062	352,520

		41,466,858

Software–5.1%
Adobe, Inc.(a)	16,008	9,216,126
Avalara, Inc.(a)	5,212	910,901
Citrix Systems, Inc.	60,120	6,455,084
CommVault Systems, Inc.(a)	6,990	526,417
Coupa Software, Inc.(a)	1,410	309,044
Freshworks, Inc.(a)	12,731	543,486
HubSpot, Inc.(a)	845	571,296
Manhattan Associates, Inc.(a)	5,251	803,561
Microsoft Corp.(b)	208,801	58,865,178
Company	Shares	U.S. $ Value
Monday.com Ltd.(a)	1,396	$455,375
NortonLifeLock, Inc.	359,635	9,098,766
Oracle Corp.(b)	101,834	8,872,796
Smartsheet, Inc.–Class A(a)	9,995	687,856
Varonis Systems, Inc.(a)	11,454	696,976

		98,012,862

Technology Hardware, Storage & Peripherals–2.1%
Apple, Inc.	233,043	32,975,585
Change Healthcare, Inc.(a)	28,560	598,046
NCR Corp.(a)	8,864	343,569
Western Digital Corp.(a)	113,242	6,391,378

		40,308,578

		238,281,826

Consumer Discretionary–6.8%
Auto Components–0.6%
Dana, Inc.	18,552	412,597
Goodyear Tire & Rubber Co. (The)(a)	312,082	5,523,851
Lear Corp.	2,856	446,907
Magna International, Inc.–Class A (United States)	65,741	4,946,353

		11,329,708

Automobiles–0.3%
Stellantis NV	284,514	5,434,217

Distributors–0.0%
Pool Corp.	1,710	742,841

Diversified Consumer Services–0.3%
Chegg, Inc.(a)	61,851	4,207,105
Houghton Mifflin Harcourt Co.(a)	27,039	363,134
Mister Car Wash, Inc.(a)	26,165	477,511

		5,047,750

Hotels, Restaurants & Leisure–0.2%
Dine Brands Global, Inc.(a)	7,920	643,183
Dutch Bros, Inc.(a)	4,065	176,096
Hilton Grand Vacations, Inc.(a)	8,120	386,268
Papa John’s International, Inc.	5,790	735,272
Planet Fitness, Inc.(a)	5,774	453,548
Scientific Games Corp./DE–Class A(a)	9,080	754,276
Vail Resorts, Inc.(a)	2,580	861,849

		4,010,492

Household Durables–0.2%
KB Home	15,940	620,385
NVR, Inc.(a)	111	532,143
PulteGroup, Inc.	17,520	804,518
Taylor Morrison Home Corp.–Class A(a)	14,643	377,497
Tempur Sealy International, Inc.	14,672	680,927
TopBuild Corp.(a)	3,047	624,056

		3,639,526

Internet & Direct Marketing Retail–2.2%
Amazon.com, Inc.(a)(b)	9,622	31,608,655
eBay, Inc.	86,968	6,059,061

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Etsy, Inc.(a)	19,190	$3,990,752

		41,658,468

Leisure Products–0.0%
Brunswick Corp./DE	5,066	482,638
Latham Group, Inc.(a)	16,876	276,766

		759,404

Specialty Retail–2.0%
AutoZone, Inc.(a)	5,292	8,985,763
Dynatrace, Inc.(a)	11,310	802,671
Five Below, Inc.(a)	3,878	685,669
Floor & Decor Holdings, Inc.–Class A(a)	7,250	875,727
Home Depot, Inc. (The)	57,547	18,890,378
Lithia Motors, Inc.–Class A	1,965	622,984
National Vision Holdings, Inc.(a)	12,856	729,835
Sally Beauty Holdings, Inc.(a)	30,570	515,105
TJX Cos., Inc. (The)	83,642	5,518,699
Williams-Sonoma, Inc.	3,395	602,035

		38,228,866

Textiles, Apparel & Luxury Goods–1.0%
Carter’s, Inc.	5,900	573,716
Deckers Outdoor Corp.(a)	14,928	5,377,065
Kontoor Brands, Inc.	9,760	487,512
NIKE, Inc.–Class B	81,978	11,905,665
Ralph Lauren Corp.	6,220	690,669
Tapestry, Inc.	14,480	536,050

		19,570,677

		130,421,949

Health Care–6.0%
Biotechnology–0.8%
ADC Therapeutics SA(a)	7,412	201,310
Allogene Therapeutics, Inc.(a)	8,302	213,361
Arrowhead Pharmaceuticals, Inc.(a)	4,100	255,963
Ascendis Pharma A/S (Sponsored ADR)(a)	1,533	244,345
Beyondspring, Inc.(a)	6,183	97,444
Biohaven Pharmaceutical Holding Co., Ltd.(a)	2,428	337,273
Blueprint Medicines Corp.(a)	3,146	323,440
Coherus Biosciences, Inc.(a)	11,415	183,439
Erasca, Inc.(a)	7,037	149,325
Instil Bio, Inc.(a)	10,955	195,821
Intellia Therapeutics, Inc.(a)	2,550	342,083
Legend Biotech Corp. (ADR)(a)	5,569	281,569
Regeneron Pharmaceuticals, Inc.(a)	8,890	5,380,050
Turning Point Therapeutics, Inc.–Class I(a)	2,956	196,367
Ultragenyx Pharmaceutical, Inc.(a)	3,503	315,936
Vertex Pharmaceuticals, Inc.(a)	36,976	6,707,077
Vir Biotechnology, Inc.(a)	5,114	222,561

		15,647,364

Health Care Equipment & Supplies–1.7%
AtriCure, Inc.(a)	8,120	564,746
Edwards Lifesciences Corp.(a)	74,847	8,473,429
Insulet Corp.(a)	1,635	464,716
Company	Shares	U.S. $ Value
Integra LifeSciences Holdings Corp.(a)	9,740	$666,995
Medtronic PLC	118,866	14,899,853
Silk Road Medical, Inc.(a)	8,335	458,675
Zimmer Biomet Holdings, Inc.	50,334	7,366,884

		32,895,298

Health Care Providers & Services–1.9%
Acadia Healthcare Co., Inc.(a)	10,160	648,005
Alignment Healthcare, Inc.(a)	13,294	212,438
Amedisys, Inc.(a)	2,120	316,092
Anthem, Inc.	24,966	9,307,325
Guardant Health, Inc.(a)	4,419	552,419
MEDNAX, Inc.(a)	30,030	853,753
UnitedHealth Group, Inc.	60,104	23,485,037

		35,375,069

Life Sciences Tools & Services–0.1%
10X Genomics, Inc.(a)	4,274	622,209
ICON PLC(a)	2,411	631,730
Repligen Corp.(a)	3,591	1,037,763

		2,291,702

Pharmaceuticals–1.5%
Johnson & Johnson	33,623	5,430,115
Revance Therapeutics, Inc.(a)	8,166	227,505
Roche Holding AG (Sponsored ADR)	278,962	12,684,402
Zoetis, Inc.	51,058	9,912,400

		28,254,422

		114,463,855

Communication Services–5.9%
Diversified Telecommunication Services–0.8%
Comcast Corp.–Class A	268,649	15,025,539

Entertainment–0.7%
Electronic Arts, Inc.	54,437	7,743,663
Take-Two Interactive Software, Inc.(a)	35,641	5,491,209

		13,234,872

Interactive Media & Services–3.9%
Alphabet, Inc.–Class C(a)	17,531	46,725,550
Facebook, Inc.–Class A(a)	83,163	28,224,690

		74,950,240

Media–0.0%
Criteo SA (Sponsored ADR)(a)	15,251	558,949

Wireless Telecommunication Services–0.5%
T-Mobile US, Inc.(a)	72,753	9,294,923

		113,064,523

Financials–5.2%
Banks–3.0%
Bank of America Corp.	416,154	17,665,737
Citigroup, Inc.	138,413	9,713,824
Comerica, Inc.	10,430	839,615
First Citizens BancShares, Inc./NC–Class A	1,110	935,919

2021 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
First Hawaiian, Inc.	22,410	$657,734
Pinnacle Financial Partners, Inc.	5,640	530,611
PNC Financial Services Group, Inc. (The)	37,488	7,334,152
Signature Bank/New York NY	1,790	487,381
SVB Financial Group(a)	1,017	657,877
Synovus Financial Corp.	18,814	825,746
Texas Capital Bancshares, Inc.(a)	11,785	707,336
Umpqua Holdings Corp.	26,258	531,725
Webster Financial Corp.	13,422	730,962
Wells Fargo & Co.	295,432	13,710,999
Wintrust Financial Corp.	9,850	791,645
Zions Bancorp NA	11,171	691,373

		56,812,636

Capital Markets–1.6%
Ares Management Corp.–Class A	9,673	714,158
CME Group, Inc.–Class A	29,685	5,740,485
Goldman Sachs Group, Inc. (The)	43,264	16,355,090
LPL Financial Holdings, Inc.	41,844	6,559,466
Moelis & Co.	8,547	528,803
Stifel Financial Corp.	12,165	826,733

		30,724,735

Consumer Finance–0.0%
Fisker, Inc.(a)	11,890	174,189
OneMain Holdings, Inc.	7,367	407,616

		581,805

Diversified Financial Services–0.0%
Voya Financial, Inc.	7,470	458,583

Insurance–0.5%
American Financial Group, Inc./OH	5,442	684,767
Everest Re Group Ltd.	2,450	614,411
Goosehead Insurance, Inc.–Class A	2,310	351,790
Hanover Insurance Group, Inc. (The)	4,820	624,768
Inari Medical, Inc.(a)	6,668	540,775
Kinsale Capital Group, Inc.	3,464	560,129
Progressive Corp. (The)	62,890	5,684,627
Selective Insurance Group, Inc.	6,444	486,715

		9,547,982

Thrifts & Mortgage Finance–0.1%
BankUnited, Inc.	16,000	669,120

		98,794,861

Industrials–4.7%
Aerospace & Defense–0.5%
Axon Enterprise, Inc.(a)	4,032	705,681
Howmet Aerospace, Inc.	15,280	476,736
L3Harris Technologies, Inc.	36,102	7,951,104
Spirit AeroSystems Holdings, Inc.–Class A	17,840	788,349

		9,921,870

Airlines–0.3%
SkyWest, Inc.(a)	14,502	715,529
Southwest Airlines Co.(a)	93,238	4,795,230

		5,510,759

Company	Shares	U.S. $ Value
Building Products–0.1%
Armstrong World Industries, Inc.	5,820	$555,636
Masonite International Corp.(a)	5,747	609,929
Trex Co., Inc.(a)	7,054	719,014

		1,884,579

Commercial Services & Supplies–0.1%
ADT, Inc.	61,840	500,286
Copart, Inc.(a)	3,020	418,934
Herman Miller, Inc.	16,730	630,052

		1,549,272

Construction & Engineering–0.4%
AECOM(a)	135,056	8,528,786
Dycom Industries, Inc.(a)	356	25,362

		8,554,148

Electrical Equipment–1.0%
AMETEK, Inc.	3,926	486,863
Eaton Corp. PLC	69,396	10,361,517
Regal Beloit Corp.	51,612	7,759,348

		18,607,728

Machinery–0.2%
Chart Industries, Inc.(a)	3,360	642,130
Crane Co.	6,146	582,702
Ingersoll Rand, Inc.(a)	11,390	574,170
ITT, Inc.	5,910	507,314
Middleby Corp. (The)(a)	3,330	567,798
Oshkosh Corp.	8,140	833,292
Timken Co. (The)	7,530	492,613

		4,200,019

Professional Services–0.8%
Booz Allen Hamilton Holding Corp.	57,050	4,526,918
Jacobs Engineering Group, Inc.	4,020	532,771
Korn Ferry	10,290	744,584
Robert Half International, Inc.	91,277	9,157,821

		14,962,094

Road & Rail–1.1%
CSX Corp.	375,565	11,169,303
Knight-Swift Transportation Holdings, Inc.	167,504	8,567,830
TFI International, Inc.	5,190	530,314

		20,267,447

Trading Companies & Distributors–0.2%
Applied Industrial Technologies, Inc.	699	63,001
GATX Corp.	3,790	339,432
Herc Holdings, Inc.(a)	5,970	975,856
MRC Global, Inc.(a)	30,448	223,488
SiteOne Landscape Supply, Inc.(a)	3,930	783,917
United Rentals, Inc.(a)	5,137	1,802,728

		4,188,422

		89,646,338

20	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Consumer Staples–2.3%
Beverages–0.7%
Coca-Cola Co. (The)	185,650	$9,741,056
Constellation Brands, Inc.–Class A	19,751	4,161,338

		13,902,394

Food & Staples Retailing–1.0%
Casey’s General Stores, Inc.	2,020	380,669
Costco Wholesale Corp.	13,270	5,962,875
Walmart, Inc.	85,495	11,916,293

		18,259,837

Food Products–0.1%
Freshpet, Inc.(a)	3,615	515,824
Hain Celestial Group, Inc. (The)(a)	20,187	863,600
Nomad Foods Ltd.(a)	28,464	784,468
Oatly Group AB (ADR)(a)	21,671	327,665

		2,491,557

Household Products–0.5%
Procter & Gamble Co. (The)(b)	72,378	10,118,444

		44,772,232

Real Estate–1.5%
Diversified REITs–0.0%
Broadstone Net Lease, Inc.	20,080	498,185

Equity Real Estate Investment Trusts (REITs)–1.5%
American Campus Communities, Inc.	101,575	4,921,309
American Tower Corp.	20,542	5,452,052
Camden Property Trust	5,728	844,708
Cousins Properties, Inc.	16,857	628,598
CubeSmart	15,961	773,310
MGM Growth Properties LLC–Class A	16,907	647,538
Mid-America Apartment Communities, Inc.	37,138	6,935,521
Physicians Realty Trust	44,336	781,200
Prologis, Inc.	47,104	5,908,255
RLJ Lodging Trust	35,737	531,052
Safehold, Inc.	6,450	463,691
STAG Industrial, Inc.	19,400	761,450

		28,648,684

		29,146,869

Utilities–1.1%
Electric Utilities–1.0%
American Electric Power Co., Inc.	95,165	7,725,495
IDACORP, Inc.	8,411	869,529
NextEra Energy, Inc.	139,709	10,969,951

		19,564,975

Gas Utilities–0.1%
Southwest Gas Holdings, Inc.	8,550	571,824

		20,136,799

Company	Shares	U.S. $ Value

Energy–0.9%
Energy Equipment & Services–0.0%
Cactus, Inc.–Class A	8,514	$321,148
Dril-Quip, Inc.(a)	10,071	253,588

		574,736

Oil, Gas & Consumable Fuels–0.9%
Chevron Corp.	74,515	7,559,547
Cimarex Energy Co.	10,347	902,259
EOG Resources, Inc.	95,456	7,662,253
HollyFrontier Corp.	18,355	608,101
Matador Resources Co.	12,310	468,272

		17,200,432

		17,775,168

Materials–0.7%
Chemicals–0.6%
GCP Applied Technologies, Inc.(a)	18,749	410,978
Innospec, Inc.	4,320	363,831
Linde PLC	30,669	8,997,671
Orion Engineered Carbons SA(a)	22,745	414,641
Trinseo SA	8,755	472,595

		10,659,716

Containers & Packaging–0.0%
Sealed Air Corp.	14,118	773,525

Metals & Mining–0.1%
Carpenter Technology Corp.	18,511	606,050
Reliance Steel & Aluminum Co.	5,293	753,829

		1,359,879

Steel–0.0%
Commercial Metals Co.	12,400	377,704

		13,170,824

Capital Goods–0.0%
Electrical Components & Equipment–0.0%
Vertiv Holdings Co.	18,340	441,811

Total Common Stocks (cost $541,464,264)		910,117,055

INVESTMENT COMPANIES–43.3%
Funds and Investment Trusts–43.3%(c)(d)
AB All Market Real Return Portfolio–Class Z	16,806,689	171,932,429
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	8,784,887	117,805,334
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	32,752,419	451,328,339
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	2,407,302	36,855,801
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	1,537,339	51,516,243

Total Investment Companies (cost $638,377,965)		829,438,146

2021 Annual Report	21

Schedule of Investments (continued)

Company	Notional Amount		U.S. $ Value

OPTIONS PURCHASED—PUTS–1.9%
Options on Equity Indices–1.9%
Euro STOXX 50 Index Expiration: Sep 2022; Contracts: 24,930; Exercise Price: EUR 3,200.00; Counterparty: UBS AG(a)	EUR	79,776,000	$3,362,413
FTSE 100 Index Expiration: Apr 2022; Contracts: 5,720; Exercise Price: GBP 5,600.00; Counterparty: JPMorgan Chase Bank, NA(a)	GBP	32,032,000	633,624
FTSE 100 Index Expiration: Jun 2022; Contracts: 5,670; Exercise Price: GBP 5,700.00; Counterparty: UBS AG(a)		32,319,000	972,354
Nikkei 225 Index Expiration: Sep 2022; Contracts: 341,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(a)	JPY	7,843,000,000	1,944,677
S&P 500 Index Expiration: Aug 2022; Contracts: 201,100; Exercise Price: USD 3,525.00; Counterparty: UBS AG(a)	USD	708,877,500	28,760,000

Total Options Purchased—Puts (premiums paid $30,135,991)			35,673,068

Company	Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–9.1%
Investment Companies–8.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $171,733,200)		171,733,200	$171,733,200

	Principal Amount (000)
U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon, 12/07/2021 (cost $3,999,750)	U.S.$	4,000	3,999,814

Total Short-Term Investments (cost $175,732,950)			175,733,014

Total Investments—101.8% (cost $1,385,711,170)			1,950,961,283

Other assets less liabilities—(1.8)%			(34,195,330)

Net Assets—100.0%			$1,916,765,953

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

10 Yr Australian Bond Futures	1,265	December 2021	$129,381,112	$(1,335,071)

10 Yr Japan Bond (OSE) Futures	77	December 2021	104,726,088	(351,556)

Euro Buxl 30 Yr Bond Futures	27	December 2021	6,359,549	(183,722)

Euro STOXX 50 Index Futures	2,245	December 2021	105,268,060	(2,670,235)

Euro-BOBL Futures	67	December 2021	10,471,843	(72,253)

Euro-Bund Futures	679	December 2021	133,566,756	(300,864)

Hang Seng Index Futures	282	October 2021	44,419,261	656,984

Long Gilt Futures	220	December 2021	37,097,969	(996,370)

Nikkei 225 (OSE) Futures	44	December 2021	11,646,884	39,258

OMXS 30 Index Futures	2,185	October 2021	56,238,591	(1,945,940)

S&P 500 E-Mini Futures	1,517	December 2021	325,984,338	(12,432,533)

TOPIX Index Futures	335	December 2021	61,118,424	1,288

U.S. T-Note 2 Yr (CBT) Futures	578	December 2021	127,191,610	(72,851)

U.S. T-Note 10 Yr (CBT) Futures	3,102	December 2021	408,252,281	(4,439,046)

U.S. Ultra Bond (CBT) Futures	352	December 2021	67,254,000	(1,955,983)

22	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts

10 Yr Canadian Bond Futures	153	December 2021	$17,291,923	$118,853

FTSE 100 Index Futures	541	December 2021	51,561,819	(383,862)

MSCI Emerging Markets Futures	1,663	December 2021	103,571,640	4,781,142

MSCI Singapore IX ETS Futures	444	October 2021	11,559,434	11,082

Russell 2000 E-Mini Future	160	December 2021	17,606,400	174,544

S&P Mid 400 E-Mini Futures	46	December 2021	12,112,720	210,487

S&P/TSX 60 Index Futures	121	December 2021	22,853,008	565,697

SPI 200 Futures	577	December 2021	76,055,416	1,008,828

				$(19,572,123)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	EUR	17,584	USD	20,890	11/08/2021	$508,268

BNP Paribas SA	USD	24,145	SEK	210,003	10/13/2021	(155,659)

BNP Paribas SA	NZD	7,518	USD	5,282	10/15/2021	92,080

BNP Paribas SA	USD	11,451	NZD	16,461	10/15/2021	(87,530)

BNP Paribas SA	EUR	86,355	USD	102,134	11/08/2021	2,038,983

BNP Paribas SA	USD	44,808	EUR	38,194	11/08/2021	(536,730)

BNP Paribas SA	GBP	20,006	USD	27,531	11/10/2021	574,053

BNP Paribas SA	USD	31,083	GBP	22,479	11/10/2021	(793,823)

Citibank, NA	USD	10,274	SEK	88,906	10/13/2021	(117,298)

Citibank, NA	CHF	39,184	USD	43,413	10/28/2021	1,343,596

Citibank, NA	JPY	7,168,844	USD	65,469	11/17/2021	1,036,979

Goldman Sachs Bank USA	NOK	93,453	USD	10,566	10/13/2021	(123,508)

Goldman Sachs Bank USA	SEK	728,510	USD	83,127	10/13/2021	(94,610)

Goldman Sachs Bank USA	USD	20,079	NOK	176,897	10/13/2021	155,381

Goldman Sachs Bank USA	USD	23,484	SEK	202,748	10/13/2021	(322,586)

Goldman Sachs Bank USA	USD	8,663	CHF	8,051	10/28/2021	(18,715)

Goldman Sachs Bank USA	EUR	51,845	USD	61,080	11/08/2021	985,724

Goldman Sachs Bank USA	USD	78,769	EUR	67,445	11/08/2021	(593,162)

JPMorgan Chase Bank, NA	NOK	150,840	USD	16,982	10/13/2021	(272,420)

JPMorgan Chase Bank, NA	USD	2,315	CHF	2,131	10/28/2021	(27,328)

Morgan Stanley & Co., Inc.	NOK	260,605	USD	30,046	10/13/2021	236,187

Morgan Stanley & Co., Inc.	SEK	77,006	USD	8,851	10/13/2021	53,958

Morgan Stanley & Co., Inc.	USD	47,588	NOK	420,469	10/13/2021	508,330

Morgan Stanley & Co., Inc.	USD	6,569	NOK	57,173	10/13/2021	(29,310)

Morgan Stanley & Co., Inc.	NZD	2,029	USD	1,412	10/15/2021	10,944

Morgan Stanley & Co., Inc.	CHF	49,794	USD	53,969	10/28/2021	507,907

Morgan Stanley & Co., Inc.	USD	26,313	CHF	24,026	10/28/2021	(517,888)

Morgan Stanley & Co., Inc.	USD	46,958	EUR	40,518	11/08/2021	6,400

Morgan Stanley & Co., Inc.	USD	99,771	EUR	84,226	11/08/2021	(2,143,988)

Morgan Stanley & Co., Inc.	AUD	2,122	USD	1,541	11/09/2021	6,288

Morgan Stanley & Co., Inc.	AUD	37,980	USD	27,405	11/09/2021	(57,069)

2021 Annual Report	23

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., Inc.	GBP	35,369	USD	48,692	11/10/2021	$1,033,576

Morgan Stanley & Co., Inc.	USD	36,416	GBP	26,782	11/10/2021	(328,561)

Morgan Stanley & Co., Inc.	JPY	3,446,347	USD	31,356	11/17/2021	380,813

Morgan Stanley & Co., Inc.	USD	26,963	JPY	3,002,634	11/17/2021	24,439

Morgan Stanley & Co., Inc.	USD	141,033	JPY	15,518,102	11/17/2021	(1,559,968)

Morgan Stanley & Co., Inc.	CAD	36,870	USD	28,810	11/19/2021	(297,718)

Morgan Stanley & Co., Inc.	USD	7,300	CAD	9,243	11/19/2021	(3,203)

Societe Generale	USD	33,859	SEK	291,404	10/13/2021	(570,769)

State Street Bank & Trust Co.	NZD	8,943	USD	6,198	10/15/2021	24,399

						$876,462

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value

FTSE 100 Index(f)	UBS AG	5,720	GBP	5,600.00	April 2022	GBP	(32,032)	$ 832,104	$ (633,624)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	37,482	12/17/2021	$ (243,960)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	One contract relates to 1 share.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS–46.7%

Information Technology–11.9%
Communications Equipment–0.1%
Lumentum Holdings, Inc.(a)	16,670	$1,392,612

Electronic Equipment, Instruments & Components–0.5%
Avnet, Inc.	39,160	1,447,745
Belden, Inc.	25,584	1,490,524
CDW Corp./DE	64,259	11,696,423
Cognex Corp.	21,060	1,689,433
Littelfuse, Inc.	4,590	1,254,310
Novanta, Inc.(a)	8,710	1,345,695
Shoals Technologies Group, Inc.(a)	22,357	623,313

		19,547,443

IT Services–2.2%
Automatic Data Processing, Inc.	10,305	2,060,176
DigitalOcean Holdings, Inc.(a)	9,678	751,303
FleetCor Technologies, Inc.(a)	26,322	6,877,149
Flywire Corp.(a)	4,131	181,103
Genpact Ltd.	332,161	15,780,969
MongoDB, Inc.(a)	4,750	2,239,672
PayPal Holdings, Inc.(a)	62,637	16,298,774
Shift4 Payments, Inc.–Class A(a)	16,154	1,252,258
Visa, Inc.–Class A	204,772	45,612,963

		91,054,367

Semiconductors & Semiconductor Equipment–2.4%
Analog Devices, Inc.	18,595	3,114,291
Entegris, Inc.	12,884	1,622,096
Kulicke & Soffa Industries, Inc.	13,972	814,288
Lattice Semiconductor Corp.(a)	25,357	1,639,330
MACOM Technology Solutions Holdings, Inc.(a)	22,960	1,489,415
MaxLinear, Inc.–Class A(a)	18,761	923,979
Monolithic Power Systems, Inc.	3,850	1,866,018
NVIDIA Corp.	123,172	25,516,311
NXP Semiconductors NV	75,111	14,711,992
ON Semiconductor Corp.(a)	70,790	3,240,058
QUALCOMM, Inc.	178,290	22,995,844
Synaptics, Inc.(a)	9,304	1,672,208
Texas Instruments, Inc.	78,355	15,060,615
Universal Display Corp.	4,503	769,833
Xilinx, Inc.	25,061	3,783,960

		99,220,238

Software–4.7%
Adobe, Inc.(a)	19,797	11,397,529
Avalara, Inc.(a)	11,366	1,986,436
Citrix Systems, Inc.	117,569	12,623,384
CommVault Systems, Inc.(a)	15,092	1,136,579
Coupa Software, Inc.(a)	3,080	675,074
Company	Shares	U.S. $ Value
Freshworks, Inc.(a)	27,770	$1,185,501
HubSpot, Inc.(a)	1,852	1,252,119
Manhattan Associates, Inc.(a)	11,449	1,752,040
Microsoft Corp.(b)	417,667	117,748,681
Monday.com Ltd.(a)	3,035	990,017
NCR Corp.(a)	19,148	742,176
NortonLifeLock, Inc.	624,034	15,788,060
Oracle Corp.(b)	261,027	22,743,282
Smartsheet, Inc.–Class A(a)	21,800	1,500,276
Varonis Systems, Inc.(a)	24,975	1,519,729

		193,040,883

Technology Hardware, Storage & Peripherals–2.0%
Apple, Inc.(b)	509,142	72,043,593
Western Digital Corp.(a)	178,230	10,059,302

		82,102,895

		486,358,438

Consumer Discretionary–7.0%
Auto Components–0.6%
Dana, Inc.	40,055	890,823
Goodyear Tire & Rubber Co. (The)(a)	647,884	11,467,547
Lear Corp.	6,172	965,794
Magna International, Inc.–Class A (United States)	157,232	11,830,136

		25,154,300

Automobiles–0.2%
Stellantis NV	491,003	9,378,157

Distributors–0.4%
LKQ Corp.(a)	263,293	13,248,904
Pool Corp.	3,720	1,616,005

		14,864,909

Diversified Consumer Services–0.2%
Chegg, Inc.(a)	100,920	6,864,578
Houghton Mifflin Harcourt Co.(a)	58,251	782,311
Mister Car Wash, Inc.(a)	57,058	1,041,309

		8,688,198

Hotels, Restaurants & Leisure–0.2%
Dine Brands Global, Inc.(a)	17,100	1,388,691
Dutch Bros, Inc.(a)	8,860	383,815
Hilton Grand Vacations, Inc.(a)	17,530	833,902
Papa John’s International, Inc.	12,501	1,587,502
Planet Fitness, Inc.(a)	12,539	984,938
Scientific Games Corp./DE–Class A(a)	19,600	1,628,172
Vail Resorts, Inc.(a)	5,630	1,880,702

		8,687,722

Household Durables–0.2%
KB Home	34,410	1,339,237
NVR, Inc.(a)	240	1,150,579
PulteGroup, Inc.	37,850	1,738,072
Taylor Morrison Home Corp.–Class A(a)	31,636	815,576
Tempur Sealy International, Inc.	31,996	1,484,935

2021 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
TopBuild Corp.(a)	6,637	$1,359,324

		7,887,723

Internet & Direct Marketing Retail–1.9%
Amazon.com, Inc.(a)(b)	17,734	58,256,899
eBay, Inc.	148,380	10,337,635
Etsy, Inc.(a)	35,934	7,472,835

		76,067,369

Leisure Products–0.0%
Brunswick Corp./DE	10,950	1,043,207
Latham Group, Inc.(a)	36,811	603,700

		1,646,907

Specialty Retail–2.2%
AutoZone, Inc.(a)	14,635	24,850,084
Dynatrace, Inc.(a)	24,670	1,750,830
Five Below, Inc.(a)	8,452	1,494,398
Floor & Decor Holdings, Inc.–Class A(a)	15,810	1,909,690
Foot Locker, Inc.	1,268	57,897
Home Depot, Inc. (The)	117,140	38,452,376
Lithia Motors, Inc.–Class A	4,281	1,357,248
National Vision Holdings, Inc.(a)	28,037	1,591,660
Sally Beauty Holdings, Inc.(a)	65,990	1,111,932
TJX Cos., Inc. (The)	243,663	16,076,885
Williams-Sonoma, Inc.	7,327	1,299,297

		89,952,297

Textiles, Apparel & Luxury Goods–1.1%
Carter’s, Inc.	12,740	1,238,837
Deckers Outdoor Corp.(a)	38,900	14,011,780
Kontoor Brands, Inc.	21,080	1,052,946
NIKE, Inc.–Class B	168,329	24,446,421
Ralph Lauren Corp.	13,430	1,491,267
Tapestry, Inc.	31,280	1,157,986

		43,399,237

		285,726,819

Health Care–5.9%
Biotechnology–0.8%
ADC Therapeutics SA(a)	16,173	439,259
Allogene Therapeutics, Inc.(a)	18,108	465,375
Arrowhead Pharmaceuticals, Inc.(a)	8,940	558,124
Ascendis Pharma A/S (Sponsored ADR)(a)	3,343	532,841
Beyondspring, Inc.(a)	13,489	212,587
Biohaven Pharmaceutical Holding Co., Ltd.(a)	5,291	734,973
Blueprint Medicines Corp.(a)	6,859	705,174
Coherus Biosciences, Inc.(a)	24,886	399,918
Erasca, Inc.(a)	15,344	325,600
Instil Bio, Inc.(a)	23,901	427,230
Intellia Therapeutics, Inc.(a)	5,560	745,874
Legend Biotech Corp. (ADR)(a)	12,131	613,343
Regeneron Pharmaceuticals, Inc.(a)	18,141	10,978,570
Turning Point Therapeutics, Inc.–Class I(a)	6,438	427,676
Ultragenyx Pharmaceutical, Inc.(a)	7,636	688,691
Vertex Pharmaceuticals, Inc.(a)	65,248	11,835,335
Company	Shares	U.S. $ Value
Vir Biotechnology, Inc.(a)	11,156	$485,509

		30,576,079

Health Care Equipment & Supplies–1.6%
AtriCure, Inc.(a)	17,710	1,231,731
Edwards Lifesciences Corp.(a)	176,469	19,978,055
Insulet Corp.(a)	3,567	1,013,848
Integra LifeSciences Holdings Corp.(a)	21,030	1,440,134
Medtronic PLC	222,376	27,874,832
Silk Road Medical, Inc.(a)	18,166	999,675
Zimmer Biomet Holdings, Inc.	75,946	11,115,457

		63,653,732

Health Care Providers & Services–1.8%
Acadia Healthcare Co., Inc.(a)	21,930	1,398,695
Alignment Healthcare, Inc.(a)	29,001	463,436
Amedisys, Inc.(a)	4,620	688,842
Anthem, Inc.	57,678	21,502,358
Guardant Health, Inc.(a)	9,649	1,206,222
MEDNAX, Inc.(a)	64,870	1,844,254
UnitedHealth Group, Inc.	123,201	48,139,559

		75,243,366

Health Care Technology–0.0%
Change Healthcare, Inc.(a)	61,870	1,295,558

Life Sciences Tools & Services–0.1%
10X Genomics, Inc.(a)	9,322	1,357,097
ICON PLC(a)	5,254	1,376,653
Repligen Corp.(a)	7,833	2,263,658

		4,997,408

Pharmaceuticals–1.6%
Johnson & Johnson	72,827	11,761,560
Pfizer, Inc.	52,952	2,277,466
Revance Therapeutics, Inc.(a)	17,813	496,270
Roche Holding AG (Sponsored ADR)	617,081	28,058,673
Viatris, Inc.	23,223	314,672
Zoetis, Inc.	105,826	20,545,060

		63,453,701

		239,219,844

Communication Services–5.6%
Diversified Telecommunication Services–0.9%
Comcast Corp.–Class A	617,183	34,519,045

Entertainment–0.4%
Electronic Arts, Inc.	114,772	16,326,317

Interactive Media & Services–3.9%
Alphabet, Inc.–Class C(a)	39,348	104,874,618
Facebook, Inc.–Class A(a)(b)	165,170	56,057,046

		160,931,664

Media–0.0%
Criteo SA (Sponsored ADR)(a)	32,930	1,206,885

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Wireless Telecommunication Services–0.4%
T-Mobile US, Inc.(a)	128,159	$16,373,594

		229,357,505

Financials–5.1%
Banks–2.6%
Bank of America Corp.	962,082	40,840,381
Citigroup, Inc.	140,498	9,860,150
Comerica, Inc.	22,510	1,812,055
First Citizens BancShares, Inc./NC–Class A	2,390	2,015,176
First Hawaiian, Inc.	48,370	1,419,660
Pinnacle Financial Partners, Inc.	12,290	1,156,243
PNC Financial Services Group, Inc. (The)	64,594	12,637,170
Signature Bank/New York NY	3,900	1,061,892
Sterling Bancorp/DE	5,360	133,786
SVB Financial Group(a)	2,213	1,431,545
Synovus Financial Corp.	40,658	1,784,480
Texas Capital Bancshares, Inc.(a)	25,473	1,528,889
Umpqua Holdings Corp.	56,743	1,149,046
Webster Financial Corp.	29,074	1,583,370
Wells Fargo & Co.	522,145	24,232,749
Wintrust Financial Corp.	21,280	1,710,274
Zions Bancorp NA	24,126	1,493,158

		105,850,024

Capital Markets–1.6%
Ares Management Corp.–Class A	21,096	1,557,518
CME Group, Inc.–Class A	86,000	16,630,680
Goldman Sachs Group, Inc. (The)	78,712	29,755,497
LPL Financial Holdings, Inc.	95,911	15,035,008
Moelis & Co.	18,508	1,145,090
Stifel Financial Corp.	26,290	1,786,669

		65,910,462

Consumer Finance–0.0%
Fisker, Inc.(a)	25,920	379,728
OneMain Holdings, Inc.	15,914	880,521

		1,260,249

Diversified Financial Services–0.0%
Voya Financial, Inc.	16,125	989,914

Insurance–0.8%
American Financial Group, Inc./OH	11,753	1,478,880
Everest Re Group Ltd.	5,301	1,329,385
Goosehead Insurance, Inc.–Class A	5,036	766,932
Hanover Insurance Group, Inc. (The)	10,400	1,348,048
Inari Medical, Inc.(a)	14,554	1,180,329
Kinsale Capital Group, Inc.	7,557	1,221,967
Progressive Corp. (The)	172,240	15,568,774
Reinsurance Group of America, Inc.–Class A	88,119	9,804,120
Selective Insurance Group, Inc.	14,110	1,065,728

		33,764,163

Thrifts & Mortgage Finance–0.1%
BankUnited, Inc.	34,572	1,445,801

		209,220,613

Company	Shares	U.S. $ Value

Industrials–4.9%
Aerospace & Defense–0.5%
Axon Enterprise, Inc.(a)	8,803	$1,540,701
Howmet Aerospace, Inc.	33,330	1,039,896
L3Harris Technologies, Inc.	63,122	13,901,989
Raytheon Technologies Corp.	25,403	2,183,642
Spirit AeroSystems Holdings, Inc.–Class A	38,550	1,703,525

		20,369,753

Airlines–0.4%
SkyWest, Inc.(a)	31,323	1,545,477
Southwest Airlines Co.(a)	244,852	12,592,738

		14,138,215

Building Products–0.1%
Armstrong World Industries, Inc.	12,680	1,210,560
Masonite International Corp.(a)	12,436	1,319,833
Trex Co., Inc.(a)	15,394	1,569,110

		4,099,503

Commercial Services & Supplies–0.1%
ADT, Inc.	133,530	1,080,258
Copart, Inc.(a)	6,578	912,500
Herman Miller, Inc.	36,130	1,360,656

		3,353,414

Construction & Engineering–0.5%
AECOM(a)	297,230	18,770,074
Dycom Industries, Inc.(a)	770	54,855

		18,824,929

Electrical Equipment–0.7%
AMETEK, Inc.	8,549	1,060,162
Eaton Corp. PLC	116,795	17,438,661
Regal Beloit Corp.	69,264	10,413,150
Vertiv Holdings Co.	39,610	954,205

		29,866,178

Industrial Conglomerates–0.2%
Honeywell International, Inc.	42,965	9,120,610

Machinery–0.3%
Chart Industries, Inc.(a)	7,330	1,400,836
Crane Co.	13,272	1,258,318
Ingersoll Rand, Inc.(a)	86,600	4,365,507
ITT, Inc.	12,900	1,107,336
Middleby Corp. (The)(a)	7,260	1,237,903
Oshkosh Corp.	17,690	1,810,925
Timken Co. (The)	16,270	1,064,383

		12,245,208

Professional Services–0.7%
Booz Allen Hamilton Holding Corp.	88,714	7,039,456
Jacobs Engineering Group, Inc.	8,770	1,162,288
Korn Ferry	22,210	1,607,116
Robert Half International, Inc.	176,495	17,707,743

		27,516,603

2021 Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Road & Rail–0.9%
CSX Corp.	608,439	$18,094,976
Knight-Swift Transportation Holdings, Inc.	347,746	17,787,208
TFI International, Inc.	11,310	1,155,655

		37,037,839

Trading Companies & Distributors–0.5%
Applied Industrial Technologies, Inc.	1,087	97,971
GATX Corp.	8,190	733,496
Herc Holdings, Inc.(a)	12,890	2,107,000
MRC Global, Inc.(a)	65,732	482,473
SiteOne Landscape Supply, Inc.(a)	8,564	1,708,261
United Rentals, Inc.(a)	48,253	16,933,425

		22,062,626

		198,634,878

Consumer Staples–2.0%
Beverages–0.4%
Coca-Cola Co. (The)	310,049	16,268,271

Food & Staples Retailing–0.8%
Casey’s General Stores, Inc.	4,400	829,180
Costco Wholesale Corp.	22,768	10,230,801
Walmart, Inc.	172,063	23,982,141

		35,042,122

Food Products–0.1%
Freshpet, Inc.(a)	7,881	1,124,540
Hain Celestial Group, Inc. (The)(a)	43,604	1,865,379
Nomad Foods Ltd.(a)	61,491	1,694,692
Oatly Group AB (ADR)(a)	47,259	714,556

		5,399,167

Household Products–0.7%
Procter & Gamble Co. (The)	193,110	26,996,778

		83,706,338

Real Estate–1.4%
Equity Real Estate Investment Trusts (REITs)–1.4%
American Campus Communities, Inc.	194,701	9,433,264
American Tower Corp.	35,093	9,314,033
Broadstone Net Lease, Inc.	43,390	1,076,506
Camden Property Trust	12,369	1,824,056
Cousins Properties, Inc.	36,399	1,357,319
CubeSmart	34,467	1,669,926
MGM Growth Properties LLC–Class A	36,550	1,399,865
Mid-America Apartment Communities, Inc.	88,954	16,612,160
Physicians Realty Trust	95,760	1,687,291
Prologis, Inc.	79,995	10,033,773
RLJ Lodging Trust	77,147	1,146,404
Safehold, Inc.	14,060	1,010,773
STAG Industrial, Inc.	41,900	1,644,575

		58,209,945

Company	Shares	U.S. $ Value

Utilities–1.0%
Electric Utilities–1.0%
American Electric Power Co., Inc.	239,972	$19,480,927
IDACORP, Inc.	18,164	1,877,794
NextEra Energy, Inc.	234,692	18,428,016

		39,786,737

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	18,445	1,233,602

		41,020,339

Energy–1.0%
Energy Equipment & Services–0.0%
Cactus, Inc.–Class A	17,998	678,884
Dril-Quip, Inc.(a)	22,011	554,237

		1,233,121

Oil, Gas & Consumable Fuels–1.0%
Chevron Corp.	83,625	8,483,756
Cimarex Energy Co.	22,343	1,948,310
ConocoPhillips	164,747	11,164,904
EOG Resources, Inc.	97,400	7,818,298
HollyFrontier Corp.	39,651	1,313,638
Matador Resources Co.	26,840	1,020,994
Valero Energy Corp.	108,622	7,665,454

		39,415,354

		40,648,475

Materials–0.9%
Chemicals–0.8%
GCP Applied Technologies, Inc.(a)	40,515	888,089
Innospec, Inc.	9,310	784,088
Linde PLC	58,296	17,102,881
LyondellBasell Industries NV–Class A	108,038	10,139,366
Orion Engineered Carbons SA(a)	49,134	895,713
Trinseo SA	18,928	1,021,733

		30,831,870

Containers & Packaging–0.0%
Sealed Air Corp.	30,509	1,671,588

Metals & Mining–0.1%
Carpenter Technology Corp.	39,978	1,308,880
Commercial Metals Co.	26,780	815,719
Reliance Steel & Aluminum Co.	11,437	1,628,857

		3,753,456

		36,256,914

Total Common Stocks (cost $1,001,539,973)		1,908,360,108

28	Sanford C. Bernstein Fund, Inc.

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES–41.5%
Funds and Investment Trusts–41.5%(c)(d)
AB All Market Real Return Portfolio–Class Z		33,003,315	$337,623,915
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z		18,226,797	244,421,351
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z		67,755,710	933,673,689
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z		4,781,248	73,200,904
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z		3,204,446	107,380,987

Total Investment Companies (cost $1,296,569,271)			1,696,300,846

	Notional Amount

OPTIONS PURCHASED—PUTS–1.8%
Options on Equity Indices–1.8%
Euro STOXX 50 Index Expiration: Sep 2022; Contracts: 52,860; Exercise Price: EUR 3,200.00; Counterparty: UBS AG(a)	EUR	169,152,000	7,129,449
FTSE 100 Index Expiration: Apr 2022; Contracts: 11,890; Exercise Price: GBP 5,600.00; Counterparty: JPMorgan Chase Bank, NA(a)	GBP	66,584,000	1,317,097
FTSE 100 Index Expiration: Jun 2022; Contracts: 11,830; Exercise Price: GBP 5,700.00; Counterparty: UBS AG(a)		67,431,000	2,028,738
Company	Notional Amount		U.S. $ Value
Nikkei 225 Index Expiration: Sep 2022; Contracts: 723,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(a)	JPY	16,629,000,000	$4,123,171
S&P 500 Index Expiration: Aug 2022; Contracts: 426,900; Exercise Price: USD 3,525.00; Counterparty: UBS AG(a)	USD	1,504,822,500	61,052,432

Total Options Purchased—Puts (premiums paid $63,878,627)			75,650,887

	Shares

SHORT-TERM INVESTMENTS–11.0%
Investment Companies–11.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $448,576,818)		448,576,818	448,576,818

Total Investments—101.0% (cost $2,810,564,689)			4,128,888,659

Other assets less liabilities—(1.0)%			(41,378,579)

Net Assets—100.0%			$4,087,510,080

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	5,006	December 2021	$234,731,361	$(6,032,011)

FTSE 100 Index Futures	136	December 2021	12,961,936	46,052

Hang Seng Index Futures	606	October 2021	95,454,157	1,411,817

MSCI Singapore IX ETS Futures	103	October 2021	2,681,581	(11,039)

Nikkei 225 (OSE) Futures	115	December 2021	30,440,720	102,606

OMXS 30 Index Futures	4,720	October 2021	121,485,653	(4,185,320)

S&P 500 E-Mini Futures	3,519	December 2021	756,189,113	(29,094,937)

TOPIX Index Futures	752	December 2021	137,197,179	23,400

U.S. T-Note 2 Yr (CBT) Futures	1,827	December 2021	402,039,915	(230,358)

U.S. T-Note 10 Yr (CBT) Futures	11,182	December 2021	1,471,656,031	(16,001,744)

U.S. Ultra Bond (CBT) Futures	1,286	December 2021	245,706,375	(7,146,031)

2021 Annual Report	29

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts

FTSE 100 Index Futures	1,268	December 2021	$120,850,991	$(922,079)

MSCI Emerging Markets Futures	3,344	December 2021	208,264,320	9,614,033

MSCI Singapore IX ETS Futures	1,040	October 2021	27,076,153	25,957

Nikkei 225 (OSE) Futures	20	December 2021	5,294,039	(40,364)

Russell 2000 E-Mini Futures	335	December 2021	36,863,400	365,452

S&P Mid 400 E-Mini Futures	114	December 2021	30,018,480	521,643

S&P/TSX 60 Index Futures	243	December 2021	45,894,884	1,136,070

SPI 200 Futures	1,243	December 2021	163,842,084	2,050,243

				$(48,366,610)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	EUR	29,286	USD	34,792	11/08/2021	$846,501

BNP Paribas SA	USD	50,751	SEK	441,402	10/13/2021	(327,178)

BNP Paribas SA	NZD	15,898	USD	11,169	10/15/2021	194,703

BNP Paribas SA	USD	23,872	NZD	34,317	10/15/2021	(182,472)

BNP Paribas SA	EUR	183,027	USD	216,470	11/08/2021	4,321,653

BNP Paribas SA	USD	94,551	EUR	80,595	11/08/2021	(1,132,581)

BNP Paribas SA	GBP	43,263	USD	59,536	11/10/2021	1,241,424

BNP Paribas SA	USD	66,693	GBP	48,232	11/10/2021	(1,703,263)

Citibank, NA	USD	22,600	SEK	195,574	10/13/2021	(258,031)

Citibank, NA	CHF	80,539	USD	89,232	10/28/2021	2,761,657

Citibank, NA	JPY	14,673,248	USD	134,002	11/17/2021	2,122,497

Goldman Sachs Bank USA	NOK	198,859	USD	22,484	10/13/2021	(262,812)

Goldman Sachs Bank USA	SEK	1,544,633	USD	176,251	10/13/2021	(200,599)

Goldman Sachs Bank USA	USD	42,705	NOK	376,231	10/13/2021	330,471

Goldman Sachs Bank USA	USD	50,926	SEK	439,704	10/13/2021	(695,726)

Goldman Sachs Bank USA	USD	18,115	CHF	16,836	10/28/2021	(39,134)

Goldman Sachs Bank USA	EUR	108,919	USD	128,320	11/08/2021	2,070,868

Goldman Sachs Bank USA	USD	169,476	EUR	145,115	11/08/2021	(1,270,952)

JPMorgan Chase Bank, NA	NOK	315,113	USD	35,475	10/13/2021	(569,100)

JPMorgan Chase Bank, NA	USD	4,874	CHF	4,486	10/28/2021	(57,529)

Morgan Stanley & Co., Inc.	NOK	552,598	USD	63,711	10/13/2021	501,010

Morgan Stanley & Co., Inc.	SEK	161,524	USD	18,565	10/13/2021	113,179

Morgan Stanley & Co., Inc.	USD	100,581	NOK	888,760	10/13/2021	1,080,911

Morgan Stanley & Co., Inc.	USD	14,383	NOK	125,179	10/13/2021	(64,174)

Morgan Stanley & Co., Inc.	CHF	105,851	USD	114,725	10/28/2021	1,079,390

Morgan Stanley & Co., Inc.	USD	55,851	CHF	50,996	10/28/2021	(1,099,235)

Morgan Stanley & Co., Inc.	USD	99,501	EUR	85,854	11/08/2021	13,561

Morgan Stanley & Co., Inc.	USD	211,743	EUR	178,750	11/08/2021	(4,551,674)

Morgan Stanley & Co., Inc.	AUD	4,853	USD	3,523	11/09/2021	14,380

Morgan Stanley & Co., Inc.	AUD	76,623	USD	55,288	11/09/2021	(115,133)

Morgan Stanley & Co., Inc.	GBP	75,061	USD	103,331	11/10/2021	2,190,213

30	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., Inc.	USD	80,730	GBP	59,328	11/10/2021	$(787,844)

Morgan Stanley & Co., Inc.	JPY	7,293,942	USD	66,362	11/17/2021	805,963

Morgan Stanley & Co., Inc.	USD	57,299	JPY	6,381,202	11/17/2021	53,668

Morgan Stanley & Co., Inc.	USD	299,858	JPY	32,993,501	11/17/2021	(3,319,968)

Morgan Stanley & Co., Inc.	CAD	71,595	USD	55,944	11/19/2021	(578,118)

Morgan Stanley & Co., Inc.	USD	10,025	CAD	12,693	11/19/2021	(4,398)

Societe Generale	USD	71,388	SEK	614,383	10/13/2021	(1,203,382)

State Street Bank & Trust Co.	NZD	18,419	USD	12,765	10/15/2021	50,253

						$1,368,999

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value

FTSE 100 Index(f)	UBS AG	11,890	GBP 5,600.00	April 2022	GBP (66,584)	$ 1,732,805	$ (1,317,097)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	82,346	12/17/2021	$ (535,962)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	One contract relates to 1 share.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2021 Annual Report	31

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2021

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–20.9%
Australia–0.2%
Australia Government Bond Series 30CI 2.50%, 09/20/2030(a)	AUD	2,577	$2,955,846

Canada–0.2%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	1,085	914,490
1.50%, 12/01/2044		1,489	1,505,231

			2,419,721

United States–20.5%
U.S. Treasury Inflation Index
0.125%, 07/15/2022–07/15/2031 (TIPS)	U.S.$	96,168	102,176,861
0.25%, 01/15/2025–07/15/2029 (TIPS)		21,569	23,613,066
0.375%, 07/15/2023–07/15/2027 (TIPS)(b)		44,959	49,270,826
0.50%, 01/15/2028 (TIPS)		2,285	2,556,845
0.625%, 01/15/2024–01/15/2026 (TIPS)		17,313	18,671,783
0.75%, 07/15/2028 (TIPS)		13,326	15,248,239
0.875%, 01/15/2029 (TIPS)		8,576	9,899,485
1.75%, 01/15/2028 (TIPS)		4,632	5,569,879
2.375%, 01/15/2027 (TIPS)		4,176	5,076,665
2.50%, 01/15/2029 (TIPS)		6,382	8,164,201
3.875%, 04/15/2029 (TIPS)		3,146	4,383,901

			244,631,751

Total Inflation-Linked Securities (cost $237,747,797)			250,007,318

GOVERNMENTS—TREASURIES–19.4%
Australia–0.6%
Australia Government Bond Series 144 3.75%, 04/21/2037(a)	AUD	655	588,084
Series 145 2.75%, 06/21/2035(a)		1,875	1,515,212
Series 150 3.00%, 03/21/2047(a)		4,135	3,356,137
Series 164 0.50%, 09/21/2026(a)		1,770	1,261,860

			6,721,293

	Principal Amount (000)		U.S. $ Value
Austria–0.2%
Republic of Austria Government Bond 0.50%, 02/20/2029(a)	EUR	1,985	$2,413,808

Canada–0.4%
Canadian Government Bond 0.25%, 03/01/2026	CAD	1,580	1,204,809
1.00%, 09/01/2026		4,805	3,772,946

			4,977,755

China–1.1%
China Government Bond Series 1827 3.25%, 11/22/2028	CNY	8,590	1,359,255
Series INBK 2.68%, 05/21/2030		18,020	2,720,818
3.01%, 05/13/2028		6,140	959,234
3.27%, 11/19/2030		18,580	2,956,481
3.39%, 03/16/2050		16,520	2,500,167
3.81%, 09/14/2050		15,000	2,457,301

			12,953,256

Colombia–0.1%
Colombian TES Series B 5.75%, 11/03/2027	COP	4,470,000	1,103,014

Germany–0.7%
Bundesrepublik Deutschland Bundesanleihe 0.00%, 08/15/2030(a)	EUR	2,015	2,393,617
Series 2007 4.25%, 07/04/2039(a)		1,309	2,655,325
Series 3 4.75%, 07/04/2034(a)		1,070	2,023,909
Series G 0.00%, 08/15/2050(a)		1,205	1,305,503

			8,378,354

Ireland–0.1%
Ireland Government Bond 1.35%, 03/18/2031(a)		571	741,013

Italy–1.6%
Italy Buoni Poliennali Del Tesoro 0.25%, 03/15/2028(a)		4,885	5,602,180
0.50%, 07/15/2028(a)		4,318	5,014,560
0.95%, 09/15/2027(a)		6,390	7,680,462
1.50%, 04/30/2045(a)		642	724,407

			19,021,609

Japan–2.2%
Japan Government Ten Year Bond Series 358 0.10%, 03/20/2030	JPY	1,210,150	10,968,496
Series 360 0.10%, 09/20/2030		153,450	1,388,144

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Japan Government Thirty Year Bond Series 36 2.00%, 03/20/2042	JPY	35,600	$415,899
Series 65 0.40%, 12/20/2049		188,950	1,592,718
Series 68 0.60%, 09/20/2050		296,000	2,620,795
Japan Government Twenty Year Bond Series 143 1.60%, 03/20/2033		176,850	1,853,957
Series 150 1.40%, 09/20/2034		387,400	4,019,012
Series 171 0.30%, 12/20/2039		112,650	995,191
Series 177 0.40%, 06/20/2041		280,200	2,497,089

			26,351,301

Malaysia–0.2%
Malaysia Government Bond Series 0117 3.882%, 03/10/2022	MYR	6,236	1,502,981
Series 0310 4.498%, 04/15/2030		4,736	1,218,541

			2,721,522

Mexico–0.2%
Mexican Bonos Series M 7.75%, 05/29/2031	MXN	60,440	3,004,924

Peru–0.0%
Peru Government Bond 6.15%, 08/12/2032	PEN	217	50,725

South Korea–0.8%
Korea Treasury Bond Series 2603 1.25%, 03/10/2026	KRW	7,550,650	6,186,877
Series 3012 1.50%, 12/10/2030		4,363,790	3,454,577

			9,641,454

Spain–0.3%
Spain Government Bond 1.00%, 07/30/2042(a)	EUR	2,207	2,523,730
1.20%, 10/31/2040(a)		854	1,017,058

			3,540,788

United Kingdom–0.4%
United Kingdom Gilt 1.25%, 07/31/2051(a)	GBP	860	1,115,565
1.75%, 09/07/2037(a)		2,663	3,819,884

			4,935,449

	Principal Amount (000)		U.S. $ Value
United States–10.5%
U.S. Treasury Bonds 1.125%, 08/15/2040	U.S.$	6,340	$5,443,484
1.25%, 05/15/2050		1,210	986,717
1.625%, 11/15/2050		130	116,472
1.875%, 02/15/2051		14,415	13,709,826
2.00%, 02/15/2050–08/15/2051		1,433	1,403,593
2.25%, 08/15/2046–08/15/2049		1,444	1,489,491
2.375%, 11/15/2049		450	477,633
2.875%, 05/15/2049		905	1,056,022
3.375%, 11/15/2048		495	629,114
3.625%, 08/15/2043		1,873	2,396,928
4.375%, 11/15/2039(b)		5,290	7,311,772
U.S. Treasury Notes 0.125%, 08/31/2022–08/15/2023		26,812	26,806,824
0.25%, 05/31/2025		2,525	2,481,996
0.375%, 01/31/2026		11,030	10,789,012
0.625%, 07/31/2026		2,405	2,365,543
1.125%, 02/15/2031		2,333	2,258,003
1.25%, 08/15/2031		1,001	975,662
1.50%, 02/15/2030(b)		3,867	3,888,752
1.625%, 05/15/2026–10/31/2026		14,111	14,545,273
1.75%, 11/30/2021(b)(c)		8,919	8,942,691
2.125%, 05/31/2026		8,435	8,893,653
2.75%, 02/15/2028		2,236	2,445,276
2.875%, 09/30/2023		5,987	6,293,834

			125,707,571

Total Governments—Treasuries (cost $234,349,120)			232,263,836

CORPORATES—INVESTMENT GRADE–15.7%

Industrial–8.3%
Basic–0.9%
Alpek SAB de CV 3.25%, 02/25/2031(a)		1,289	1,300,923
4.25%, 09/18/2029(a)		478	511,771
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(a)		276	296,407
GUSAP III LP 4.25%, 01/21/2030(a)		905	964,957
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		495	547,686
Inversiones CMPC SA 4.375%, 04/04/2027(a)		935	1,030,604
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		467	486,205
LyondellBasell Industries NV 5.75%, 04/15/2024		485	538,879
Nexa Resources SA 6.50%, 01/18/2028(a)		405	445,449
Suzano Austria GmbH 2.50%, 09/15/2028		1,282	1,246,745
3.75%, 01/15/2031		989	1,013,478

2021 Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
WRKCo, Inc. 4.00%, 03/15/2028	U.S.$	519	$579,988
Yamana Gold, Inc. 2.63%, 08/15/2031(a)		1,427	1,390,711

			10,353,803

Capital Goods–0.2%
Flowserve Corp. 2.80%, 01/15/2032		994	984,159
General Electric Co. 1.875%, 05/28/2027	EUR	102	127,980
Parker-Hannifin Corp. 3.25%, 06/14/2029	U.S.$	223	239,821
Raytheon Technologies Corp. 4.125%, 11/16/2028		671	763,873
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		162	171,898
4.40%, 03/15/2024		343	368,838

			2,656,569

Communications—Media–0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.20%, 03/15/2028		36	40,229
4.80%, 03/01/2050		167	188,113
5.125%, 07/01/2049		256	300,539
5.375%, 05/01/2047		140	167,698
5.75%, 04/01/2048		130	164,431
Discovery Communications LLC 4.65%, 05/15/2050		184	213,604
5.20%, 09/20/2047		599	738,693
5.30%, 05/15/2049		262	326,918
Fox Corp. 4.709%, 01/25/2029		851	991,670
5.576%, 01/25/2049		346	466,349
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		156	181,551
Prosus NV 3.68%, 01/21/2030(a)		1,541	1,592,335
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		930	937,440
2.39%, 06/03/2030(a)		460	451,890
3.24%, 06/03/2050(a)		525	495,731
Time Warner Cable LLC 4.50%, 09/15/2042		494	535,925
Weibo Corp. 3.375%, 07/08/2030		2,373	2,366,030

			10,159,146

Communications—Telecommunications–0.5%
AT&T, Inc. 3.50%, 09/15/2053		1,260	1,247,602
3.65%, 09/15/2059		352	348,413
Series B 2.875%, 03/02/2025(d)	EUR	400	469,132
	Principal Amount (000)		U.S. $ Value
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	247	$378,043
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		656	701,032
T-Mobile USA, Inc. 2.625%, 04/15/2026–02/15/2029		706	719,439
2.875%, 02/15/2031		686	692,147
3.375%, 04/15/2029(a)		398	415,424
3.40%, 10/15/2052(a)		848	830,243

			5,801,475

Consumer Cyclical—Automotive–0.4%
General Motors Co. 6.125%, 10/01/2025		169	198,079
6.80%, 10/01/2027		100	124,911
General Motors Financial Co., Inc. 5.25%, 03/01/2026		339	387,372
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		1,877	1,990,484
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,550	1,704,504
Volkswagen International Finance NV 0.875%, 09/22/2028(a)	EUR	700	835,365

			5,240,715

Consumer Cyclical—Other–0.3%
Las Vegas Sands Corp. 3.50%, 08/18/2026	U.S.$	313	320,418
3.90%, 08/08/2029		1,692	1,725,096
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		77	88,144
MDC Holdings, Inc. 6.00%, 01/15/2043		1,027	1,287,468

			3,421,126

Consumer Cyclical—Retailers–0.3%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		1,234	1,365,002
InRetail Consumer 3.25%, 03/22/2028(a)		602	599,103
Lowe’s Cos., Inc. 3.65%, 04/05/2029		233	257,805
Ross Stores, Inc. 4.70%, 04/15/2027		1,186	1,362,559

			3,584,469

Consumer Non-Cyclical–1.0%
Altria Group, Inc. 3.125%, 06/15/2031	EUR	768	1,018,989
3.40%, 05/06/2030	U.S.$	985	1,040,091
4.80%, 02/14/2029		200	230,014

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049	U.S.$	1,404	$1,900,862
BAT Capital Corp. 2.259%, 03/25/2028		1,614	1,603,363
2.726%, 03/25/2031		313	308,490
4.70%, 04/02/2027		245	276,637
4.906%, 04/02/2030		775	888,390
Baxalta, Inc. 3.60%, 06/23/2022		56	56,982
Cencosud SA 5.15%, 02/12/2025(a)		997	1,094,706
Cigna Corp. 4.375%, 10/15/2028		416	480,771
CVS Health Corp. 4.30%, 03/25/2028		32	36,489
Imperial Brands Finance Netherlands BV 1.75%, 03/18/2033(a)	EUR	631	728,558
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)	U.S.$	497	491,011
Mondelez International Holdings Netherlands BV 0.25%, 09/09/2029(a)	EUR	449	510,202
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	U.S.$	810	796,328
Sigma Alimentos SA de CV 4.125%, 05/02/2026(a)		207	225,966
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		676	728,458

			12,416,307

Energy–2.0%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,736	1,648,870
BP Capital Markets PLC 3.625%, 03/22/2029(a)(d)	EUR	570	715,160
Cenovus Energy, Inc./CA 4.25%, 04/15/2027	U.S.$	54	60,029
4.40%, 04/15/2029		2,173	2,434,738
Chevron USA, Inc. 3.85%, 01/15/2028		173	195,379
5.25%, 11/15/2043		816	1,100,221
Devon Energy Corp. 5.60%, 07/15/2041		1,024	1,283,922
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)		426	436,414
Enbridge Energy Partners LP 7.375%, 10/15/2045		1,467	2,330,373
Energy Transfer LP 3.90%, 07/15/2026		407	445,278
4.75%, 01/15/2026		510	569,818
6.25%, 04/15/2049		1,320	1,737,199
	Principal Amount (000)		U.S. $ Value
Eni SpA 4.25%, 05/09/2029(a)	U.S.$	775	$881,416
Series NC9
3.375%, 07/13/2029(a)(d)	EUR	590	728,498
Marathon Petroleum Corp. 5.125%, 12/15/2026	U.S.$	269	312,930
6.50%, 03/01/2041		240	330,444
Oleoducto Central SA 4.00%, 07/14/2027(a)		1,046	1,070,712
ONEOK Partners LP 6.125%, 02/01/2041		36	46,257
ONEOK, Inc.
4.00%, 07/13/2027		263	291,204
4.35%, 03/15/2029		333	375,264
5.20%, 07/15/2048		58	70,671
6.35%, 01/15/2031		587	752,287
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		347	364,951
3.80%, 09/15/2030		177	188,686
4.50%, 12/15/2026		82	91,610
Suncor Energy, Inc. 6.50%, 06/15/2038		166	231,676
6.80%, 05/15/2038		436	622,107
6.85%, 06/01/2039		348	505,971
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		438	443,038
TotalEnergies SE 1.625%, 10/25/2027(a)(d)	EUR	390	452,859
TransCanada PipeLines Ltd. 6.10%, 06/01/2040	U.S.$	1,255	1,708,569
7.625%, 01/15/2039		494	765,097
Valero Energy Corp. 6.625%, 06/15/2037		120	161,410

			23,353,058

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		668	720,313
CITIC Ltd. 2.85%, 02/25/2030(a)		626	636,094

			1,356,407

Services–0.4%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		2,429	2,333,103
Booking Holdings, Inc. 4.625%, 04/13/2030		1,321	1,570,999
Expedia Group, Inc. 4.625%, 08/01/2027		477	540,903
6.25%, 05/01/2025(a)		33	38,038
IHS Markit Ltd. 4.25%, 05/01/2029		232	265,404
4.75%, 08/01/2028		51	59,725

2021 Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Moody’s Corp. 4.25%, 02/01/2029	U.S.$	113	$129,701

			4,937,873

Technology–1.0%
Baidu, Inc. 1.625%, 02/23/2027		1,048	1,034,219
3.075%, 04/07/2025		496	520,158
3.425%, 04/07/2030		401	424,418
Broadcom, Inc. 3.137%, 11/15/2035		245	243,050
3.187%, 11/15/2036		984	975,715
4.11%, 09/15/2028		845	941,212
4.15%, 11/15/2030		954	1,057,938
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		551	657,155
7.125%, 06/15/2024(a)		51	52,138
EMC Corp. 3.375%, 06/01/2023		645	666,337
Fidelity National Information Services, Inc. 1.00%, 12/03/2028	EUR	126	150,304
Fiserv, Inc. 3.50%, 07/01/2029	U.S.$	448	487,899
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025		680	769,345
Infor, Inc. 1.75%, 07/15/2025(a)		398	403,512
KLA Corp. 4.10%, 03/15/2029		108	122,967
Micron Technology, Inc. 4.185%, 02/15/2027		749	841,562
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)		445	537,143
Oracle Corp. 2.875%, 03/25/2031		441	454,459
3.95%, 03/25/2051		1,046	1,108,132
SK Hynix, Inc. 2.375%, 01/19/2031(a)		468	454,307
VeriSign, Inc. 2.70%, 06/15/2031		337	342,742

			12,244,712

Transportation—Airlines–0.1%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		411	480,056
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		488	522,769
4.75%, 10/20/2028(a)		563	628,021

			1,630,846

Transportation—Railroads–0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		417	443,663

	Principal Amount (000)		U.S. $ Value
Transportation—Services–0.2%
ENA Master Trust 4.00%, 05/19/2048(a)	U.S.$	1,113	$1,133,382
FedEx Corp. 0.45%, 05/04/2029	EUR	482	554,662

			1,688,044

			99,288,213

Financial Institutions–6.7%
Banking–4.5%
ABN AMRO Bank NV 1.542%, 06/16/2027(a)	U.S.$	800	794,304
American Express Co. Series B 3.553% (LIBOR 3 Month + 3.43%), 11/15/2021(d)(e)		117	117,183
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		750	839,115
Banco de Credito del Peru 3.125%, 07/01/2030(a)		1,095	1,077,206
Banco Santander SA 1.125%, 06/23/2027(a)	EUR	700	844,163
5.179%, 11/19/2025	U.S.$	1,200	1,363,056
Bank of America Corp. 1.776%, 05/04/2027(a)	EUR	928	1,151,431
2.299%, 07/21/2032	U.S.$	753	742,322
2.687%, 04/22/2032		914	933,038
Series DD
6.30%, 03/10/2026(d)		223	258,544
Series Z
6.50%, 10/23/2024(d)		189	211,192
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(d)		236	259,123
Bankinter SA 1.25%, 12/23/2032(a)	EUR	300	347,887
Barclays Bank PLC 6.86%, 06/15/2032(a)(d)	U.S.$	205	278,201
BNP Paribas SA 2.871%, 04/19/2032(a)		1,851	1,890,982
6.75%, 03/14/2022(a)(d)		660	673,213
CaixaBank SA 0.375%, 11/18/2026(a)	EUR	600	697,331
CIT Group, Inc. 5.25%, 03/07/2025	U.S.$	565	628,116
Citigroup, Inc. 1.50%, 07/24/2026(a)	EUR	370	450,490
3.98%, 03/20/2030	U.S.$	426	478,922
4.075%, 04/23/2029		624	698,949
5.95%, 01/30/2023(d)		491	512,280
Series P
5.95%, 05/15/2025(d)		367	399,586

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series W
4.00%, 12/10/2025(d)	U.S.$	574	$592,908
Citizens Financial Group, Inc. 4.30%, 12/03/2025		837	928,400
Cooperatieve Rabobank UA 3.25%, 12/29/2026(a)(d)	EUR	200	239,188
4.375%, 06/29/2027(a)(d)		400	514,363
Credit Suisse Group AG 3.091%, 05/14/2032(a)	U.S.$	1,128	1,156,290
4.194%, 04/01/2031(a)		1,512	1,691,218
Danske Bank A/S 0.75%, 06/09/2029(a)	EUR	640	741,159
3.875%, 09/12/2023(a)	U.S.$	542	573,431
5.375%, 01/12/2024(a)		695	762,742
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		272	276,393
3.961%, 11/26/2025		455	492,156
Discover Bank 4.682%, 08/09/2028		300	319,524
DNB Bank ASA 6.50%, 03/26/2022(a)(d)		800	817,984
Fifth Third Bancorp Series L 4.50%, 09/30/2025(d)		518	563,682
Goldman Sachs Group, Inc. (The) 1.25%, 05/01/2025(a)	EUR	705	842,900
2.615%, 04/22/2032	U.S.$	1,099	1,111,968
Series DMTN
2.383%, 07/21/2032		811	803,368
HSBC Holdings PLC 4.041%, 03/13/2028		305	337,492
4.292%, 09/12/2026		561	618,491
6.375%, 03/30/2025(d)		949	1,036,498
ING Groep NV 2.727%, 04/01/2032		532	546,534
6.50%, 04/16/2025(d)		201	221,365
6.875%, 04/16/2022(a)(d)		835	857,545
JPMorgan Chase & Co. 1.09%, 03/11/2027(a)	EUR	950	1,143,558
2.58%, 04/22/2032	U.S.$	1,248	1,267,393
Series I
3.599% (LIBOR 3 Month + 3.47%), 01/30/2022(d)(e)		609	610,943
Series V
3.451% (LIBOR 3 Month + 3.32%), 01/01/2022(d)(e)		549	550,400
Series X
6.10%, 10/01/2024(d)		360	391,208
Series Z
3.926% (LIBOR 3 Month + 3.80%), 11/01/2021(d)(e)		601	602,377
Lloyds Banking Group PLC 7.50%, 06/27/2024(d)		685	768,193
Mitsubishi UFJ Financial Group, Inc. 0.978%, 06/09/2024(a)	EUR	760	907,355
	Principal Amount (000)		U.S. $ Value
Mizuho Financial Group, Inc. 1.554%, 07/09/2027	U.S.$	915	$912,667
2.226%, 05/25/2026		225	231,395
Morgan Stanley 0.406%, 10/29/2027	EUR	550	640,667
Series G 3.70%, 10/23/2024	U.S.$	905	981,708
3.772%, 01/24/2029		690	763,892
Series H 3.736% (LIBOR 3 Month + 3.61%), 01/15/2022(d)(e)		147	148,024
Natwest Group PLC
0.78%, 02/26/2030(a)	EUR	750	868,015
Series U
2.452% (LIBOR 3 Month + 2.32%), 09/30/2027(d)(e)	U.S.$	1,300	1,293,201
Nordea Bank Abp 6.125%, 09/23/2024(a)(d)		550	601,788
PNC Financial Services Group, Inc. (The) Series O 3.804% (LIBOR 3 Month + 3.68%), 11/01/2021(d)(e)		56	56,044
Raiffeisen Bank International AG 1.375%, 06/17/2033(a)	EUR	400	464,216
Santander Holdings USA, Inc. 4.40%, 07/13/2027	U.S.$	358	402,091
Societe Generale SA 4.25%, 04/14/2025(a)		223	240,998
4.75%, 11/24/2025(a)		213	235,917
Standard Chartered PLC 1.639% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(d)(e)		1,100	1,067,407
6.00%, 07/26/2025(a)(d)		558	611,680
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		977	1,118,861
UBS Group AG 7.00%, 02/19/2025(a)(d)		400	455,376
UniCredit SpA 2.569%, 09/22/2026(a)		891	904,605
3.127%, 06/03/2032(a)		996	1,006,199
US Bancorp Series J 5.30%, 04/15/2027(d)		423	483,434
Wells Fargo & Co. 2.188%, 04/30/2026		508	524,530
3.584%, 05/22/2028		168	184,227
3.90%, 03/15/2026(d)		389	401,082
4.125%, 08/15/2023		875	932,610

			53,464,294

Brokerage–0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)		478	531,082

2021 Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series I 4.00%, 06/01/2026(d)	U.S.$	1,867	$1,946,347

			2,477,429

Finance–1.0%
Air Lease Corp. 2.10%, 09/01/2028		459	446,125
2.875%, 01/15/2026		203	211,794
3.25%, 03/01/2025		25	26,384
3.625%, 04/01/2027		96	103,200
4.625%, 10/01/2028		81	91,126
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,604	1,625,927
4.125%, 05/01/2024		215	228,666
4.25%, 06/15/2026		278	303,716
5.25%, 08/11/2025(a)		849	947,323
Aviation Capital Group LLC 1.95%, 01/30/2026–09/20/2026(a)		960	955,306
3.50%, 11/01/2027(a)		267	281,372
4.125%, 08/01/2025(a)		12	12,924
4.375%, 01/30/2024(a)		290	309,633
4.875%, 10/01/2025(a)		271	298,973
5.50%, 12/15/2024(a)		828	927,964
CDBL Funding 1 3.50%, 10/24/2027(a)		850	897,243
GE Capital European Funding UnLtd. Co. 4.625%, 02/22/2027	EUR	400	568,267
GE Capital Funding LLC 4.40%, 05/15/2030	U.S.$	2,119	2,461,621
Synchrony Financial 3.95%, 12/01/2027		242	266,962
4.50%, 07/23/2025		901	994,614

			11,959,140

Insurance–0.6%
Alleghany Corp. 3.625%, 05/15/2030		1,293	1,418,899
Assicurazioni Generali SpA 5.50%, 10/27/2047(a)	EUR	331	471,691
Centene Corp. 2.45%, 07/15/2028	U.S.$	201	201,971
2.625%, 08/01/2031		346	343,862
4.625%, 12/15/2029		365	397,562
CNP Assurances 2.50%, 06/30/2051(a)	EUR	200	248,779
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)	U.S.$	423	545,268
Liberty Mutual Group, Inc. 3.625%, 05/23/2059(a)	EUR	365	441,760
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	U.S.$	420	730,148
Prudential Financial, Inc. 5.875%, 09/15/2042		894	928,276
	Principal Amount (000)		U.S. $ Value
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)	U.S.$	800	$919,968
Voya Financial, Inc. 5.65%, 05/15/2053		895	943,429

			7,591,613

Other Finance–0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		454	495,886

REITs–0.3%
Digital Euro Finco LLC 2.50%, 01/16/2026(a)	EUR	820	1,037,147
Digital Realty Trust LP 3.60%, 07/01/2029	U.S.$	474	519,547
Essential Properties LP 2.95%, 07/15/2031		533	535,745
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		25	26,194
Vornado Realty LP 3.40%, 06/01/2031		1,229	1,272,076
WPC Eurobond BV 1.35%, 04/15/2028	EUR	240	287,773

			3,678,482

			79,666,844

Utility–0.7%
Electric–0.7%
Adani Transmission Ltd. 4.00%, 08/03/2026(a)	U.S.$	328	348,151
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		731	753,661
Berkshire Hathaway Energy Co. 6.125%, 04/01/2036		209	289,325
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		910	741,821
Consorcio Transmantaro SA 4.70%, 04/16/2034(a)		425	471,325
E.ON International Finance BV 1.25%, 10/19/2027(a)	EUR	401	492,679
EDP Finance BV 0.375%, 09/16/2026(a)		630	737,956
Electricite de France SA 2.875%, 12/15/2026(a)(d)		400	478,825
Enel Finance International NV 0.50%, 06/17/2030(a)		775	893,340
Engie Energia Chile SA 3.40%, 01/28/2030(a)	U.S.$	543	556,677
Entergy Corp. 1.90%, 06/15/2028		686	678,468

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Iberdrola International BV Series NC6 1.45%, 11/09/2026(a)(d)	EUR	500	$584,561
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	U.S.$	171	171,479
Orsted AS 1.75%, 12/09/3019(a)(d)	EUR	365	435,642
SSE PLC 1.375%, 09/04/2027(a)		264	323,391

			7,957,301

Other Utility–0.0%
American Water Capital Corp. 3.45%, 06/01/2029	U.S.$	132	145,137

			8,102,438

Total Corporates—Investment Grade (cost $181,869,119)			187,057,495

	Shares

INVESTMENT COMPANIES–4.4%
Funds and Investment Trusts–4.4%
AB All Market Real Return Portfolio–Class Z(f)(g) (cost $46,741,149)		5,123,656	52,415,005

	Principal Amount (000)

MORTGAGE PASS-THROUGHS–4.3%
Agency Fixed Rate 30-Year–4.1%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049–11/01/2049	U.S.$	1,438	1,549,869
4.00%, 06/01/2049		511	557,110
Series 2020 2.50%, 07/01/2050		543	565,594
3.50%, 01/01/2050		1,537	1,670,122
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 02/01/2046		665	724,498
Series 2017 4.00%, 07/01/2044		457	501,384
Series 2018 4.50%, 03/01/2048–11/01/2048		760	832,961
5.00%, 11/01/2048		254	283,703
Series 2019 4.50%, 02/01/2049		437	481,269
Federal National Mortgage Association
Series 2007 5.50%, 08/01/2037		171	197,801
	Principal Amount (000)		U.S. $ Value
Series 2010 4.00%, 12/01/2040	U.S.$	295	$320,766
Series 2012 3.50%, 02/01/2042–01/01/2043		3,511	3,831,142
Series 2013 3.50%, 03/01/2043–04/01/2043		1,697	1,850,863
4.00%, 10/01/2043		812	890,266
Series 2014 5.50%, 09/01/2041		469	545,194
Series 2015 3.00%, 05/01/2045–08/01/2045		961	1,018,831
Series 2018 3.50%, 03/01/2048		1,624	1,753,844
4.50%, 09/01/2048		1,912	2,098,983
Series 2019 3.50%, 11/01/2049		645	690,862
Series 2020 2.50%, 07/01/2050		2,993	3,127,832
3.50%, 01/01/2050		1,703	1,839,832
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–05/20/2046		358	377,150
Uniform Mortgage-Backed Security Series 2021 2.00%, 10/01/2051, TBA		3,415	3,421,937
2.50%, 10/01/2051, TBA		2,937	3,026,949
2.50%, 10/01/2051, TBA		7,228	7,448,793
2.50%, 10/01/2051, TBA		8,701	8,966,789

			48,574,344

Agency Fixed Rate 15-Year–0.2%
Federal National Mortgage Association Series 2013 2.50%, 03/01/2028–06/01/2028		51	53,024
Series 2014 2.50%, 09/01/2029		127	132,372
Series 2016 2.50%, 11/01/2031–01/01/2032		2,062	2,155,148
Series 2017 2.50%, 02/01/2032		112	117,495

			2,458,039

Total Mortgage Pass-Throughs (cost $50,251,498)			51,032,383

COLLATERALIZED MORTGAGE OBLIGATIONS–4.1%
Risk Share Floating Rate–3.4%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 1.936% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(e)		360	361,237
Series 2019-1A, Class M1B 1.836% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(e)		1,469	1,469,490

2021 Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2019-2A, Class M1C 2.086% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(e)	U.S.$	829	$833,359
Series 2019-3A, Class M1B 1.686% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(e)		1,011	1,013,716
Series 2019-3A, Class M1C 2.036% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(e)		441	441,000
Series 2019-4A, Class M1B
2.086% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(e)		910	910,288
Series 2019-4A, Class M1C 2.586% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(e)		235	236,835
Series 2019-4A, Class M2 2.936% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(e)		330	331,969
Series 2020-2A, Class M1B 3.286% (LIBOR 1 Month + 3.20%), 08/26/2030(a)(e)		321	323,677
Series 2020-4A, Class M2A 2.686% (LIBOR 1 Month + 2.60%), 06/25/2030(a)(e)		265	264,917
Series 2021-1A, Class M1C 3.00% (SOFR + 2.95%), 03/25/2031(a)(e)		602	627,655
Series 2021-2A, Class M1B 1.55% (SOFR + 1.50%), 06/25/2031(a)(e)		918	919,192
Series 2021-3A, Class A2 1.05% (SOFR + 1.00%), 09/25/2031(a)(e)		878	881,908
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.486% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(e)		156	156,368
Series 2019-R02, Class 1M2 2.386% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(e)		161	161,775
Series 2019-R03, Class 1M2 2.236% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(e)		102	103,050
Series 2019-R04, Class 2M2 2.186% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(e)		106	106,546
Series 2019-R05, Class 1M2 2.086% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(e)		96	96,727
Series 2019-R06, Class 2M2 2.186% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(e)		296	297,146
Series 2019-R07, Class 1M2 2.186% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(e)		475	477,217
	Principal Amount (000)		U.S. $ Value
Series 2020-R01, Class 1M2 2.136% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(e)	U.S.$	572	$574,615
Series 2020-R02, Class 2M2 2.086% (LIBOR 1 Month + 2.00%), 01/25/2040(a)(e)		522	523,921
Eagle RE Ltd. Series 2018-1, Class M1
1.786% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(e)		208	207,822
Series 2018-1, Class M2 3.086% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(e)		295	297,233
Series 2020-1, Class M1A 0.986% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(e)		1,045	1,040,884
Series 2020-1, Class M1B 3.336% (LIBOR 1 Month + 3.25%), 10/25/2030(a)(e)		873	880,636
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2023(e)		176	180,882
Series 2015-DNA1, Class M3 3.386% (LIBOR 1 Month + 3.30%), 10/25/2027(e)		170	173,676
Series 2015-DNA3, Class M3 4.786% (LIBOR 1 Month + 4.70%), 04/25/2028(e)		218	225,071
Series 2015-HQA2, Class M3 4.886% (LIBOR 1 Month + 4.80%), 05/25/2028(e)		357	367,905
Series 2016-DNA2, Class M3 4.736% (LIBOR 1 Month + 4.65%), 10/25/2028(e)		451	468,528
Series 2016-DNA4, Class M3 3.886% (LIBOR 1 Month + 3.80%), 03/25/2029(e)		1,101	1,139,281
Series 2017-DNA2, Class M2 3.536% (LIBOR 1 Month + 3.45%), 10/25/2029(e)		434	449,431
Series 2017-DNA3, Class M2 2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(e)		1,040	1,066,611
Series 2017-HQA1, Class M2 3.636% (LIBOR 1 Month + 3.55%), 08/25/2029(e)		497	513,980
Series 2017-HQA2, Class M2 2.736% (LIBOR 1 Month + 2.65%), 12/25/2029(e)		226	230,586
Series 2017-HQA2, Class M2B 2.736% (LIBOR 1 Month + 2.65%), 12/25/2029(e)		975	996,759

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2019-DNA3, Class M2 2.136% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(e)	U.S.$	131	$132,537
Series 2019-DNA4, Class M2 2.036% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(e)		398	399,490
Series 2019-FTR2, Class M2 2.236% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(e)		482	482,341
Series 2019-HQA3, Class M2 1.936% (LIBOR 1 Month + 1.85%), 09/25/2049(a)(e)		195	195,888
Series 2020-DNA1, Class M2 1.786% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(e)		487	489,375
Series 2020-DNA5, Class M2 2.85% (SOFR + 2.80%), 10/25/2050(a)(e)		1,503	1,521,350
Series 2021-DNA5, Class M2 1.70% (SOFR + 1.65%), 01/25/2034(a)(e)		598	602,253
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 4.986% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		307	318,045
Series 2014-C04, Class 2M2 5.086% (LIBOR 1 Month + 5.00%), 11/25/2024(e)		142	144,583
Series 2015-C01, Class 1M2 4.386% (LIBOR 1 Month + 4.30%), 02/25/2025(e)		251	256,087
Series 2015-C02, Class 1M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		348	353,867
Series 2015-C02, Class 2M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		106	106,274
Series 2015-C03, Class 1M2 5.086% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		385	395,817
Series 2015-C03, Class 2M2 5.086% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		121	122,232
Series 2015-C04, Class 1M2 5.786% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		464	489,756
Series 2015-C04, Class 2M2 5.636% (LIBOR 1 Month + 5.55%), 04/25/2028(e)		260	272,533
Series 2016-C01, Class 2M2 7.036% (LIBOR 1 Month + 6.95%), 08/25/2028(e)		91	96,505
Series 2016-C02, Class 1M2 6.086% (LIBOR 1 Month + 6.00%), 09/25/2028(e)		340	355,437
	Principal Amount (000)		U.S. $ Value
Series 2016-C03, Class 2M2 5.986% (LIBOR 1 Month + 5.90%), 10/25/2028(e)	U.S.$	327	$343,858
Series 2016-C04, Class 1M2 4.336% (LIBOR 1 Month + 4.25%), 01/25/2029(e)		210	217,970
Series 2016-C05, Class 2M2 4.536% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		1,312	1,360,342
Series 2016-C06, Class 1M2 4.336% (LIBOR 1 Month + 4.25%), 04/25/2029(e)		235	243,226
Series 2016-C07, Class 2M2 4.436% (LIBOR 1 Month + 4.35%), 05/25/2029(e)		248	258,524
Series 2017-C01, Class 1M2 3.636% (LIBOR 1 Month + 3.55%), 07/25/2029(e)		845	870,223
Series 2017-C02, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(e)		528	546,579
Series 2017-C02, Class 2M2C 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(e)		1,070	1,114,738
Series 2017-C04, Class 2M2 2.936% (LIBOR 1 Month + 2.85%), 11/25/2029(e)		454	466,300
Series 2018-C01, Class 1M2 2.336% (LIBOR 1 Month + 2.25%), 07/25/2030(e)		249	251,784
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2024(e)(h)		30	29,010
Mortgage Insurance-Linked Notes Series 2021-3, Class M1A 1.95% (SOFR + 1.90%), 02/25/2034(a)(e)		352	353,534
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.087% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(e)		323	322,797
Series 2019-2R, Class A 2.837% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(e)		944	934,933
Series 2019-3R, Class A 2.787% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(e)		120	120,246
Series 2020-1R, Class A 2.437% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(h)		264	264,899
Radnor RE Ltd. Series 2019-1, Class M1B 2.036% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(e)		809	812,323

2021 Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2019-2, Class M1B 1.836% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(e)	U.S.$	1,148	$1,150,362
Series 2020-1, Class M1A 1.036% (LIBOR 1 Month + 0.95%), 01/25/2030(a)(e)		417	415,891
Series 2020-2, Class M1C 4.686% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(e)		654	657,885
STACR Trust Series 2018-DNA3, Class M2 2.186% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(e)		483	490,718
Triangle Re Ltd. Series 2020-1, Class M1B 3.986% (LIBOR 1 Month + 3.90%), 10/25/2030(a)(e)		1,870	1,877,030
Series 2021-1, Class M1B 3.086% (LIBOR 1 Month + 3.00%), 08/25/2033(a)(e)		868	870,286
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.336% (LIBOR 1 Month + 5.25%), 11/25/2025(e)(h)		177	171,107
Series 2015-WF1, Class 2M2 5.586% (LIBOR 1 Month + 5.50%), 11/25/2025(e)(h)		46	45,121

			40,275,949

Agency Floating Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4693, Class SL 6.066% (6.15%–LIBOR 1 Month), 06/15/2047(e)(i)		1,745	406,231
Series 4719, Class JS 6.066% (6.15%–LIBOR 1 Month), 09/15/2047(e)(i)		593	113,643
Series 4954, Class SL 5.964% (6.05%–LIBOR 1 Month), 02/25/2050(e)(i)		2,052	376,388
Series 4981, Class HS 6.014% (6.10%–LIBOR 1 Month), 06/25/2050(e)(i)		4,942	926,325
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.454% (6.54%–LIBOR 1 Month), 12/25/2041(e)(i)		796	167,496
Series 2014-17, Class SA 5.964% (6.05%–LIBOR 1 Month), 04/25/2044(e)(i)		2,236	539,664
Series 2014-78, Class SE 6.014% (6.10%–LIBOR 1 Month), 12/25/2044(e)(i)		642	125,828
	Principal Amount (000)		U.S. $ Value
Series 2016-77, Class DS 5.914% (6.00%–LIBOR 1 Month), 10/25/2046(e)(i)	U.S.$	1,455	$284,949
Series 2017-62, Class AS 6.064% (6.15%–LIBOR 1 Month), 08/25/2047(e)(i)		745	155,191
Series 2017-81, Class SA 6.114% (6.20%–LIBOR 1 Month), 10/25/2047(e)(i)		694	163,315
Series 2017-97, Class LS 6.114% (6.20%–LIBOR 1 Month), 12/25/2047(e)(i)		1,374	342,266
Series 2017-97, Class SW 6.114% (6.20%–LIBOR 1 Month), 12/25/2047(e)(i)		715	161,597
Government National Mortgage Association Series 2017-122, Class SA 6.113% (6.20%–LIBOR 1 Month), 08/20/2047(e)(i)		719	157,173
Series 2017-134, Class SE 6.113% (LIBOR 1 Month + 6.20%), 09/20/2047(e)(i)		558	92,361
Series 2017-65, Class ST 6.063% (6.15%–LIBOR 1 Month), 04/20/2047(e)(i)		864	186,931

			4,199,358

Non-Agency Fixed Rate–0.2%
Bayview MSR Opportunity Master Fund Trust Series 2021-2 , Class A2 2.50%, 06/25/2051(a)		216	219,849
CIM Trust Series 2021-INV1, Class A2 2.50%, 07/01/2051(a)		551	559,353
Flagstar Mortgage Trust Series 2021-8INV, Class A3 2.50%, 09/25/2051(a)		488	493,250
Mello Mortgage Capital Acceptance Series 2021-INV2, Class A3 2.50%, 08/25/2051(a)		464	470,825
New Residential Mortgage Loan Trust Series 2021-INV1, Class A2 2.50%, 06/25/2051(a)		688	699,301
United Wholasale Mortgage Trust Series 2021-INV1, Class A3 2.50%, 08/25/2051(a)		593	601,399

			3,043,977

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Agency Fixed Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 5015, Class BI 4.00%, 09/25/2050(j)	U.S.$	3,000	$536,875
Series 5049, Class CI 3.50%, 12/25/2050(j)		3,276	439,798
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(j)		6,418	963,602

			1,940,275

Non-Agency Floating Rate–0.0%
JPMorgan Chase Bank NA Series 2019-CL1, Class M3 2.186% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(e)		171	173,620

Total Collateralized Mortgage Obligations (cost $48,931,070)			49,633,179

CORPORATES—NON-INVESTMENT GRADE–3.8%

Industrial–2.8%
Basic–0.3%
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		1,222	1,188,468
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	709	828,661
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	1,125	1,121,951
Olympus Water US Holding Corp. 3.875%, 10/01/2028(a)	EUR	155	179,819
SPCM SA 2.00%, 02/01/2026(a)		311	365,651
WEPA Hygieneprodukte GmbH 2.875%, 12/15/2027(a)		447	505,713

			4,190,263

Capital Goods–0.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 2.00%, 09/01/2028(a)		500	583,785
3.25%, 09/01/2028(a)	U.S.$	652	651,531
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		861	866,097
Silgan Holdings, Inc. 2.25%, 06/01/2028	EUR	122	142,432
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)		605	731,770
TransDigm, Inc. 6.25%, 03/15/2026(a)	U.S.$	864	903,511

			3,879,126

	Principal Amount (000)		U.S. $ Value
Communications—Media–0.4%
Cable One, Inc. 4.00%, 11/15/2030(a)	U.S.$	792	$788,673
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030–06/01/2033(a)		1,086	1,109,147
CSC Holdings LLC 6.75%, 11/15/2021		285	286,021
Netflix, Inc. 3.625%, 05/15/2027	EUR	275	368,150
4.625%, 05/15/2029		260	377,970
5.875%, 11/15/2028	U.S.$	1,118	1,369,852
Sirius XM Radio, Inc. 4.00%, 07/15/2028(a)		789	802,981

			5,102,794

Communications—Telecommunications–0.2%
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)		1,285	1,245,627
Telecom Italia SpA/Milano 1.625%, 01/18/2029(a)	EUR	525	595,661

			1,841,288

Consumer Cyclical—Automotive–0.2%
Allison Transmission, Inc. 3.75%, 01/30/2031(a)	U.S.$	832	809,819
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	385	461,462
Ford Motor Co. 8.50%, 04/21/2023	U.S.$	475	522,124
ZF Finance GmbH 2.00%, 05/06/2027(a)	EUR	200	233,139

			2,026,544

Consumer Cyclical—Entertainment–0.3%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	846	854,858
11.50%, 04/01/2023(a)		170	189,795
Carnival PLC 1.00%, 10/28/2029	EUR	490	441,370
Mattel, Inc. 3.375%, 04/01/2026(a)	U.S.$	464	478,486
3.75%, 04/01/2029(a)		464	483,748
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(a)		416	465,458
11.50%, 06/01/2025(a)		446	509,203

			3,422,918

Consumer Cyclical—Restaurants–0.1%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		1,691	1,674,513

Consumer Cyclical—Retailers–0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(a)		756	763,696

2021 Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Consumer Non-Cyclical–0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023–03/15/2029(a)	U.S.$	811	$814,092
Avantor Funding, Inc. 2.625%, 11/01/2025(a)	EUR	488	578,140
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(a)		123	144,231
Grifols SA 1.625%, 02/15/2025(a)		537	623,421
IQVIA, Inc. 1.75%, 03/15/2026(a)		630	739,860
Jazz Securities DAC 4.375%, 01/15/2029(a)	U.S.$	469	486,118
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)		1,311	1,310,499
Newell Brands, Inc. 4.70%, 04/01/2026		689	759,388
4.875%, 06/01/2025		171	188,768
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		653	666,197
Paysafe Finance PLC/Paysafe Holdings US Corp. 3.00%, 06/15/2029(a)	EUR	500	559,164
Spectrum Brands, Inc. 5.75%, 07/15/2025	U.S.$	25	25,706
Tenet Healthcare Corp. 4.625%, 07/15/2024		175	177,863

			7,073,447

Energy–0.1%
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		546	566,781
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		375	374,179
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(a)		563	580,189
4.125%, 08/15/2031(a)		234	244,541

			1,765,690

Services–0.1%
Intertrust Group BV 3.375%, 11/15/2025(a)	EUR	555	654,096
Square, Inc. 2.75%, 06/01/2026(a)	U.S.$	591	599,800

			1,253,896

Transportation—Services–0.1%
Chicago Parking Meters LLC 4.93%, 12/30/2025(k)		800	876,626

			33,870,801

	Principal Amount (000)		U.S. $ Value

Financial Institutions–0.9%
Banking–0.7%
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(d)	U.S.$	400	$436,040
Banco Santander SA 6.75%, 04/25/2022(a)(d)	EUR	500	595,317
7.50%, 02/08/2024(a)(d)	U.S.$	400	437,760
Credit Suisse Group AG 7.50%, 07/17/2023–12/11/2023(a)(d)		2,194	2,369,190
Discover Financial Services Series D 6.125%, 06/23/2025(d)		2,363	2,658,422
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		400	432,364
Series E 3.928%, 09/15/2026(a)	EUR	474	621,067
Societe Generale SA 7.875%, 12/18/2023(a)(d)	U.S.$	695	767,968
8.00%, 09/29/2025(a)(d)		390	457,400

			8,775,528

Finance–0.2%
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	101	117,967
SLM Corp. 4.20%, 10/29/2025	U.S.$	1,428	1,530,459

			1,648,426

			10,423,954

Utility–0.1%
Electric–0.1%
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		830	835,968

Total Corporates—Non-Investment Grade (cost $44,350,111)			45,130,723

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.5%
Non-Agency Fixed Rate CMBS–1.8%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)		500	459,535
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		85	92,102
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		1,250	1,338,274

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)	U.S.$	2,120	$2,180,591
Citigroup Commercial Mortgage Trust Series 2016-C1, Class A4 3.209%, 05/10/2049		1,411	1,518,139
Series 2017-P8, Class AS 3.789%, 09/15/2050		267	293,076
Series 2018-B2, Class A4 4.009%, 03/10/2051		450	507,800
Commercial Mortgage Trust Series 2010-C1, Class D 5.985%, 07/10/2046(a)		1,070	1,085,171
Series 2013-CR12, Class A4 4.046%, 10/10/2046		500	530,984
Series 2014-UBS5, Class A4 3.838%, 09/10/2047		990	1,065,166
Series 2015-CR24, Class A5 3.696%, 08/10/2048		655	710,656
Series 2015-LC21, Class XA 0.82%, 07/10/2048(j)		4,739	102,777
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		736	789,601
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(a)		509	511,554
Series 2011-GC5, Class D 5.303%, 08/10/2044(a)		114	57,234
Series 2013-G1, Class A1 2.059%, 04/10/2031(a)		84	84,321
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		1,094	1,093,222
Series 2013-GC12, Class B 3.777%, 06/10/2046		465	482,053
Series 2014-GC18, Class D 5.141%, 01/10/2047(a)		100	18,041
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(h)†		143	142,949
Series 2021-1, Class A2 2.435%, 08/15/2026(h)†		286	293,928
Series 2021-1, Class AS 2.638%, 08/15/2026(h)†		39	39,997
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		150	158,927
Series 2014-C22, Class XA 0.976%, 09/15/2047(j)		14,063	280,440
Series 2014-C26, Class AS 3.80%, 01/15/2048		770	823,096
Series 2015-C33, Class AS 4.023%, 12/15/2048		440	476,102
	Principal Amount (000)		U.S. $ Value
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.187%, 09/15/2050(j)	U.S.$	4,206	$187,406
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.752%, 08/15/2046(a)		48	47,708
Series 2012-C6, Class E 5.31%, 05/15/2045(a)		375	278,489
Series 2012-C8, Class AS 3.424%, 10/15/2045(a)		1,400	1,427,505
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		117	52,873
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		1,144	1,158,560
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.467%, 07/15/2049(a)		130	130,207
UBS Commercial Mortgage Trust Series 2019-C17, Class AS 3.203%, 10/15/2052		364	383,514
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		2,030	2,068,365
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.562%, 12/15/2059		125	132,423
Series 2016-NXS6, Class C 4.453%, 11/15/2049		750	800,361
Series 2018-C48, Class A5 4.302%, 01/15/2052		152	175,158
WF-RBS Commercial Mortgage Trust Series 2014-C24, Class AS 3.931%, 11/15/2047		143	151,169

			22,129,474

Non-Agency Floating Rate CMBS–1.7%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.084% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(e)		600	599,997
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.084% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(e)		1,935	1,896,154

2021 Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
BBCMS Mortgage Trust Series 2020-BID, Class A 2.224% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(e)	U.S.$	1,089	$1,095,442
Beneria Cowen & Pritzer Collateral Funding Corp. Series 2021-330N, Class A 0.883% (LIBOR 1 Month + 0.80%), 06/15/2038(a)(e)		216	214,904
BFLD Trust Series 2021-FPM, Class A 1.684% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(e)		1,653	1,653,995
BHMS Series 2018-ATLS, Class A 1.334% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(e)		1,512	1,515,602
BHP Trust Series 2019-BXHP, Class C 1.606% (LIBOR 1 Month + 1.52%), 08/15/2036(a)(e)		235	234,218
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.084% (LIBOR 1 Month + 1.00%), 04/15/2034(a)(e)		712	712,167
Series 2019-IMC, Class E 2.234% (LIBOR 1 Month + 2.15%), 04/15/2034(a)(e)		430	429,052
BX Trust Series 2018-EXCL, Class A 1.172% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(e)		1,354	1,344,228
CLNY Trust Series 2019-IKPR, Class D 2.109% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(e)		915	913,556
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.117% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(e)		1,631	1,633,204
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.05% (SOFR + 2.00%), 01/25/2051(a)(e)		200	201,790
Great Wolf Trust Series 2019-WOLF, Class A 1.118% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(e)		570	569,824
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.284% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(e)		751	751,245
Series 2019-SMP, Class A 1.234% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(e)		820	819,990
	Principal Amount (000)		U.S. $ Value
Series 2019-SMP, Class D 2.034% (LIBOR 1 Month + 1.95%), 08/15/2032(a)(e)	U.S.$	230	$229,131
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(h)		1,230	1,272,202
Invitation Homes Trust Series 2018-SFR2, Class C 1.364% (LIBOR 1 Month + 1.28%), 06/17/2037(a)(e)		313	313,169
Series 2018-SFR3, Class C 1.384% (LIBOR 1 Month + 1.30%), 07/17/2037(a)(e)		581	582,414
Series 2018-SFR4, Class A 1.184% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(e)		835	835,982
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.034% (LIBOR 1 Month + 1.95%), 11/15/2026(e)(h)		219	201,219
Natixis Commercial Mortgage Securities Trust
Series 2018-850T, Class A 0.867% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(e)		830	826,809
Series 2019-MILE, Class A 1.584% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(e)		372	372,212
Starwood Retail Property Trust Series 2014-STAR, Class A 1.554% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(e)		1,909	1,164,251

			20,382,757

Total Commercial Mortgage-Backed Securities (cost $43,087,154)			42,512,231

COLLATERALIZED LOAN OBLIGATIONS–1.8%
CLO—Floating Rate–1.8%
AGL CLO 12 Ltd. Series 2021-12A, Class D 2.98% (LIBOR 3 Month + 2.85%), 07/20/2034(a)(e)		350	348,846
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 1.34% (LIBOR 3 Month + 1.20%), 07/20/2034(a)(e)		816	816,808
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 3.266% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(e)		375	375,058
Ballyrock CLO 17 Ltd. Series 2021-17A, Class A1A 1.286% (LIBOR 3 Month + 1.15%), 10/20/2034(a)(e)		250	250,025

46	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 1.875% (LIBOR 3 Month + 1.75%), 04/26/2031(a)(e)	U.S.$	250	$249,140
Dryden CLO Ltd. Series 2020-78A, Class C 2.084% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(e)		830	831,324
Series 2020-78A, Class D 3.134% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(e)		500	500,902
Elevation CLO Ltd. Series 2020-11A, Class C 2.326% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(e)		670	653,987
Elmwood CLO IX Ltd. Series 2021-2A, Class A 1.269% (LIBOR 3 Month + 1.13%), 07/20/2034(a)(e)		452	452,411
Series 2021-2A, Class B 1.689% (LIBOR 3 Month + 1.55%), 07/20/2034(a)(e)		250	250,134
Series 2021-2A, Class D 3.089% (LIBOR 3 Month + 2.95%), 07/20/2034(a)(e)		368	368,047
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 1.261% (LIBOR 3 Month + 1.11%), 07/19/2034(a)(e)		340	340,317
Series 2021-1A, Class B 1.751% (LIBOR 3 Month + 1.60%), 07/19/2034(a)(e)		250	249,607
Series 2021-1A, Class D 3.051% (LIBOR 3 Month + 2.90%), 07/19/2034(a)(e)		390	385,594
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class AR 1.204% (LIBOR 3 Month + 1.07%), 04/20/2034(a)(e)		883	883,363
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 1.755% (LIBOR 3 Month + 1.63%), 04/26/2031(a)(e)		250	250,008
ICG US CLO Ltd. Series 2015-1A, Class A1R 1.274% (LIBOR 3 Month + 1.14%), 10/19/2028(a)(e)		505	504,716
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.134% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(e)		250	250,468
Madison Park Funding LI Ltd. Series 2021-51A, Class B 1.85% (LIBOR 3 Month + 1.70%), 07/19/2034(a)(e)		772	772,642
	Principal Amount (000)		U.S. $ Value
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 1.247% (LIBOR 3 Month + 1.12%), 07/25/2034(a)(e)	U.S.$	1,576	$1,575,531
Marble Point CLO XI Ltd. Series 2017-2A, Class A 1.314% (LIBOR 3 Month + 1.18%), 12/18/2030(a)(e)		678	677,489
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 2.941% (LIBOR 3 Month + 2.80%), 07/16/2035(a)(e)		455	450,328
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 1.242% (LIBOR 3 Month + 1.13%), 07/17/2035(a)(e)		965	965,392
OCP CLO Ltd. Series 2020-18A, Class AR 1.224% (LIBOR 3 Month + 1.09%), 07/20/2032(a)(e)		1,156	1,157,577
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 1.305% (LIBOR 3 Month + 1.18%), 11/18/2031(a)(e)		461	460,780
OZLM XVIII Ltd. Series 2018-18A, Class A 1.146% (LIBOR 3 Month + 1.02%), 04/15/2031(a)(e)		745	745,024
OZLM XXII Ltd. Series 2018-22A, Class A1 1.204% (LIBOR 3 Month + 1.07%), 01/17/2031(a)(e)		302	301,791
Peace Park CLO Ltd. Series 2021-1A, Class A 1.268% (LIBOR 3 Month + 1.13%), 10/20/2034(a)(e)		287	287,014
Pikes Peak CLO 8 Series 2021-8A, Class A 1.322% (LIBOR 3 Month + 1.17%), 07/20/2034(a)(e)		1,046	1,046,900
Regatta XX Funding Ltd. Series 2021-2A, Class D 3.184% (LIBOR 3 Month + 3.10%), 10/15/2034(a)(e)		517	517,388
Rockford Tower CLO Ltd. Series 2021-1A, Class D 3.083% (LIBOR 3 Month + 3.00%), 07/20/2034(a)(e)		600	599,801
Series 2021-2A, Class D 3.363% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(e)		449	449,316
Romark CLO III Ltd. Series 2019-3A, Class A1 1.496% (LIBOR 3 Month + 1.37%), 07/15/2032(a)(e)		650	650,000

2021 Annual Report	47

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 1.126% (LIBOR 3 Month + 1.00%), 04/15/2031(a)(e)	U.S.$	1,050	$1,051,133
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 1.266% (LIBOR 3 Month + 1.14%), 01/15/2031(a)(e)		722	722,442
Series 2017-4A, Class B 1.581% (LIBOR 3 Month + 1.45%), 11/20/2030(a)(e)		300	299,866
Voya CLO Ltd. Series 2019-1A, Class DR 2.976% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(e)		340	339,190

Total Collateralized Loan Obligations (cost $21,046,236)			21,030,359

ASSET-BACKED SECURITIES–1.3%
Other ABS—Fixed Rate–0.7%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)†		1,152	1,167,853
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)		815	819,114
Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		484	485,487
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		350	353,075
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		630	648,053
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)†		485	486,972
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		573	640,777
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		435	460,335
Marlette Funding Trust Series 2019-3A, Class A 2.69%, 09/17/2029(a)		13	12,610
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		450	463,750
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		140	140,275
	Principal Amount (000)		U.S. $ Value
Series 2021-CA, Class B 2.53%, 04/20/2062(a)	U.S.$	859	$853,928
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(a)		774	808,425
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 02/25/2027(a)		123	124,351
Series 2019-3, Class A 2.90%, 05/25/2028(a)		15	15,404
Upstart Securitization Trust
Series 2020-3, Class A 1.702%, 11/20/2030(a)		362	363,778
Series 2021-3, Class B 1.66%, 07/20/2031(a)		750	746,845

			8,591,032

Autos—Fixed Rate–0.4%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(a)		1,240	1,306,999
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		500	535,773
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		502	501,736
CPS Auto Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		740	736,189
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		520	519,827
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		177	177,354
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(a)		212	212,202
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		824	823,814

			4,813,894

Credit Cards—Fixed Rate–0.2%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(a)		602	608,402
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(a)		244	242,947

48	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
World Financial Network Credit Card Master Trust Series 2019-B, Class M 3.04%, 04/15/2026	U.S.$	1,065	$1,082,342

			1,933,691

Total Asset-Backed Securities (cost $15,088,695)			15,338,617

QUASI-SOVEREIGNS–1.2%

Quasi-Sovereign Bonds–1.2%
China–0.9%
China Development Bank
Series 1805 4.88%, 02/09/2028	CNY	37,240	6,297,373
Series 1904 3.68%, 02/26/2026		19,350	3,065,055
State Grid Overseas Investment Ltd. 4.125%, 05/07/2024(a)	U.S.$	951	1,028,297

			10,390,725

Indonesia–0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		533	578,331
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(a)		618	717,383

			1,295,714

Mexico–0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		1,672	1,640,441
Petroleos Mexicanos 6.75%, 09/21/2047		588	509,413
6.84%, 01/23/2030		164	168,576
7.69%, 01/23/2050		261	245,836

			2,564,266

Total Quasi-Sovereigns (cost $13,130,271)			14,250,705

EMERGING MARKETS—CORPORATE BONDS–0.7%

Industrial–0.7%
Basic–0.2%
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		228	224,392
CSN Resources SA 4.625%, 06/10/2031(a)		828	816,615
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		661	709,749
	Principal Amount (000)		U.S. $ Value
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)	U.S.$	319	$310,187

			2,060,943

Capital Goods–0.2%
Cemex SAB de CV 3.875%, 07/11/2031(a)		792	790,496
Embraer Netherlands Finance BV 5.40%, 02/01/2027		853	908,978
6.95%, 01/17/2028(a)		1,052	1,190,916
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		639	10,547

			2,900,937

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		1,127	1,116,294

Consumer Cyclical—Other–0.0%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		587	560,035

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(a)		473	486,983
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		606	612,287

			1,099,270

Energy–0.0%
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		196	212,370

Services–0.1%
MercadoLibre, Inc. 2.375%, 01/14/2026		400	393,500
3.125%, 01/14/2031		307	296,409

			689,909

			8,639,758

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(h)		133	136,774

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(l)		116	8,976
7.125%, 12/26/2046(a)(l)		430	38,734

			47,710

Total Emerging Markets—Corporate Bonds (cost $9,139,718)			8,824,242

2021 Annual Report	49

Schedule of Investments (continued)

	Notional Amount		U.S. $ Value

OPTIONS PURCHASED—PUTS–0.7%
Options on Equity Indices–0.7%
Euro STOXX 50 Index Expiration: Sep 2022; Contracts: 5,740; Exercise Price: EUR 3,200.00; Counterparty: UBS AG(m)	EUR	18,368,000	$774,178
FTSE 100 Index Expiration: Apr 2022; Contracts: 1,350; Exercise Price: GBP 5,600.00; Counterparty: JPMorgan Chase Bank, NA(m)	GBP	7,560,000	149,544
FTSE 100 Index Expiration: Jun 2022; Contracts: 1,310; Exercise Price: GBP 5,700.00; Counterparty: UBS AG(m)		7,467,000	224,653
Nikkei 225 Index Expiration: Sep 2022; Contracts: 77,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(m)	JPY	1,771,000,000	439,120
S&P 500 Index Expiration: Aug 2022; Contracts: 45,700; Exercise Price: USD 3,525.00; Counterparty: UBS AG(m)	USD	161,092,500	6,535,714

Total Options Purchased—Puts (premiums paid $6,869,359)			8,123,209

GOVERNMENTS—SOVEREIGN AGENCIES–0.6%
Canada–0.5%
Canada Housing Trust No. 1 1.80%, 12/15/2024(a)	CAD	3,065	2,486,483
1.95%, 12/15/2025(a)		4,450	3,625,137

			6,111,620

Japan–0.1%
Development Bank of Japan, Inc. Series G 0.01%, 10/15/2024(a)	EUR	776	905,927

Total Governments—Sovereign Agencies (cost $6,967,819)			7,017,547

EMERGING MARKETS—SOVEREIGNS–0.6%
Bahrain–0.0%
Bahrain Government International Bond 5.625%, 09/30/2031(a)	U.S.$	490	485,498

Dominican Republic–0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(a)		1,307	1,333,385

	Principal Amount (000)		U.S. $ Value
Egypt–0.1%
Egypt Government International Bond 5.875%, 02/16/2031(a)	U.S.$	1,719	$1,568,587

Ivory Coast–0.0%
Ivory Coast Government International Bond 5.875%, 10/17/2031(a)	EUR	290	349,946

Nigeria–0.1%
Nigeria Government International Bond 6.125%, 09/28/2028(a)	U.S.$	618	618,773

Oman–0.2%
Oman Government International Bond
4.875%, 02/01/2025(a)		1,135	1,177,066
6.25%, 01/25/2031(a)		586	625,555

			1,802,621

Senegal–0.1%
Senegal Government International Bond 6.25%, 05/23/2033(a)		585	608,327

Total Emerging Markets—Sovereigns (cost $6,788,197)			6,767,137

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.4%
United States–0.4%
City of New York Series 2021D 1.923%, 08/01/2031		885	869,360
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023		745	754,583
State Board of Administration Finance Corp. Series 2020-A 1.705%, 07/01/2027		652	662,493
State of California 5.70%, 11/01/2021		935	938,932
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035		684	701,534
University of California Series 2021B 3.071%, 05/15/2051		1,130	1,145,103

Total Local Governments—US Municipal Bonds (cost $5,023,582)			5,072,005

50	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—SOVEREIGN BONDS–0.4%
Colombia–0.1%
Colombia Government International Bond 3.875%, 04/25/2027	U.S.$	585	$606,499

Germany–0.0%
Kreditanstalt fuer Wiederaufbau 0.00%, 06/15/2029(a)	EUR	396	463,059

Indonesia–0.1%
Indonesia Government International Bond
1.00%, 07/28/2029		225	258,348
3.375%, 07/30/2025(a)		470	602,712

			861,060

Mexico–0.1%
Mexico Government International Bond 4.75%, 04/27/2032	U.S.$	745	838,032

Panama–0.1%
Panama Government International Bond 6.70%, 01/26/2036		570	758,385

Qatar–0.0%
Qatar Government International Bond 3.40%, 04/16/2025(a)		443	477,831

Saudi Arabia–0.0%
Saudi Government International Bond 2.90%, 10/22/2025(a)		428	454,750

Total Governments—Sovereign Bonds (cost $4,463,123)			4,459,616

EMERGING MARKETS—TREASURIES–0.2%
South Africa–0.2%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $2,728,742)	ZAR	41,895	2,584,833

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.1%
Canada–0.1%
Province of Ontario Canada 2.60%, 06/02/2027	CAD	885	739,659
Province of Quebec Canada 2.75%, 09/01/2027		900	760,595

Total Local Governments—Provincial Bonds (cost $1,537,111)			1,500,254

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS—REGIONAL BONDS–0.1%
Japan–0.1%
Japan Finance Organization for Municipalities Series G 0.05%, 02/12/2027(a) (cost $773,002)	EUR	641	$746,378

AGENCIES–0.1%
Agency Debentures–0.1%
Federal Home Loan Bank 2.50%, 02/13/2024 (cost $583,995)	U.S.$	585	614,567

COVERED BONDS–0.0%
DNB Boligkreditt AS 0.625%, 06/19/2025(a) (cost $410,752)	EUR	336	402,567

		Shares

SHORT-TERM INVESTMENTS–17.6%
Investment Companies–15.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(f)(g)(n) (cost $179,239,844)		179,239,844	179,239,844

	Principal Amount (000)
U.S. Treasury Bills–2.6%
U.S. Treasury Bill Zero Coupon, 10/28/2021–09/08/2022 (cost $31,328,195)	U.S.$	31,333	31,327,612

Total Short-Term Investments (cost $210,568,039)			210,567,456

Total Investments—101.9% (cost $1,192,445,659)			1,217,351,662

Other assets less liabilities—(1.9)%			(22,926,526)

Net Assets—100.0%			$1,194,425,136

2021 Annual Report	51

Schedule of Investments (continued)

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

10 Yr Australian Bond Futures	289	December 2021	$29,558,215	$(295,015)

10 Yr Japan Bond (OSE) Futures	11	December 2021	14,960,870	(50,222)

Euro STOXX 50 Index Futures	1,178	December 2021	55,236,425	(1,538,065)

Euro-Bund Futures	183	December 2021	35,998,110	(201,159)

FTSE 100 Index Futures	20	December 2021	1,906,167	18,605

Hang Seng Index Futures	80	October 2021	12,601,209	186,379

Long Gilt Futures	43	December 2021	7,250,967	(178,919)

MSCI Emerging Markets Futures	392	December 2021	24,413,760	(979,278)

Nikkei 225 (OSE) Futures	10	December 2021	2,647,019	8,922

OMXS 30 Index Futures	598	October 2021	15,391,615	(554,548)

Russell 2000 E-Mini Futures	129	December 2021	14,195,160	(286,222)

S&P 500 E-Mini Futures	1,194	December 2021	256,575,675	(10,709,184)

S&P Mid 400 E-Mini Futures	36	December 2021	9,479,520	(281,925)

S&P/TSX 60 Index Futures	22	December 2021	4,155,092	(83,309)

TOPIX Index Futures	189	December 2021	34,481,738	47,244

U.S. 10 Yr Ultra Futures	50	December 2021	7,262,500	(111,379)

U.S. Long Bond (CBT) Futures	36	December 2021	5,731,875	(118,683)

U.S. T-Note 2 Yr (CBT) Futures	149	December 2021	32,788,149	(25,482)

U.S. T-Note 5 Yr (CBT) Futures	57	December 2021	6,996,305	(49,688)

U.S. T-Note 10 Yr (CBT) Futures	294	December 2021	38,693,156	(348,511)

U.S. Ultra Bond (CBT) Futures	113	December 2021	21,590,063	(632,022)

Sold Contracts

10 Yr Australian Bond Futures	14	December 2021	1,431,886	23,276

10 Yr Canadian Bond Futures	149	December 2021	16,839,847	166,301

Euro-BOBL Futures	117	December 2021	18,286,650	105,845

FTSE 100 Index Futures	18	December 2021	1,715,551	(4,914)

MSCI Singapore IX ETS Futures	65	October 2021	1,692,260	1,183

SPI 200 Futures	80	December 2021	10,544,945	162,279

U.S. 10 Yr Ultra Futures	38	December 2021	5,519,500	78,590

U.S. T-Note 2 Yr (CBT) Futures	61	December 2021	13,423,336	7,373

U.S. T-Note 5 Yr (CBT) Futures	107	December 2021	13,133,415	36,484

U.S. Ultra Bond (CBT) Futures	17	December 2021	3,248,063	92,202

				$(15,513,842)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Australia and New Zealand Banking Group Ltd.	AUD	741	USD	537	11/09/2021	$754

Bank of America, NA	USD	2,993	INR	225,708	10/08/2021	46,087

Bank of America, NA	USD	23,588	EUR	19,855	11/08/2021	(573,908)

Barclays Bank PLC	USD	3,057	INR	224,909	10/08/2021	(28,694)

Barclays Bank PLC	CAD	18,064	USD	14,185	11/19/2021	(76,364)

52	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

BNP Paribas SA	NOK	25,221	USD	2,890	10/13/2021	$4,596

BNP Paribas SA	USD	6,031	SEK	52,451	10/13/2021	(38,878)

BNP Paribas SA	NZD	6,473	USD	4,542	10/15/2021	73,870

BNP Paribas SA	USD	6,023	NZD	8,659	10/15/2021	(46,043)

BNP Paribas SA	EUR	20,367	USD	24,088	11/08/2021	480,321

BNP Paribas SA	USD	10,896	EUR	9,288	11/08/2021	(130,522)

BNP Paribas SA	GBP	4,552	USD	6,264	11/10/2021	130,592

BNP Paribas SA	USD	7,182	GBP	5,194	11/10/2021	(183,420)

BNP Paribas SA	CAD	3,919	USD	3,100	11/19/2021	5,666

BNP Paribas SA	CNH	141,692	USD	21,824	12/09/2021	(36,474)

Citibank, NA	USD	2,452	SEK	21,221	10/13/2021	(27,998)

Citibank, NA	CHF	655	USD	725	10/28/2021	22,443

Citibank, NA	USD	3,066	BRL	16,677	11/03/2021	(17,214)

Citibank, NA	USD	6,405	EUR	5,416	11/08/2021	(127,429)

Citibank, NA	AUD	740	USD	539	11/09/2021	3,660

Citibank, NA	AUD	26,496	USD	19,094	11/09/2021	(63,738)

Citibank, NA	JPY	3,673,727	USD	33,563	11/17/2021	544,615

Citibank, NA	USD	8,063	JPY	887,018	11/17/2021	(90,333)

Deutsche Bank AG	AUD	1,069	USD	785	11/09/2021	11,706

Deutsche Bank AG	USD	5,657	RUB	416,853	12/15/2021	2,425

Goldman Sachs Bank USA	NOK	26,174	USD	2,959	10/13/2021	(34,591)

Goldman Sachs Bank USA	SEK	5,850	USD	667	10/13/2021	(760)

Goldman Sachs Bank USA	USD	4,554	NOK	40,121	10/13/2021	35,241

Goldman Sachs Bank USA	USD	4,670	SEK	40,304	10/13/2021	(65,423)

Goldman Sachs Bank USA	EUR	13,814	USD	16,254	11/08/2021	241,902

Goldman Sachs Bank USA	USD	8,112	EUR	6,899	11/08/2021	(115,114)

Goldman Sachs Bank USA	GBP	3,422	USD	4,700	11/10/2021	89,092

Goldman Sachs Bank USA	USD	3,060	ZAR	46,218	11/24/2021	(12,012)

Goldman Sachs Bank USA	ZAR	40,103	USD	2,798	11/24/2021	152,868

Goldman Sachs Bank USA	MYR	12,300	USD	2,958	12/22/2021	32,883

HSBC Bank USA	USD	3,162	JPY	347,088	11/17/2021	(42,780)

JPMorgan Chase Bank, NA	NOK	35,218	USD	3,965	10/13/2021	(63,604)

JPMorgan Chase Bank, NA	USD	3,556	EUR	2,997	11/08/2021	(82,873)

JPMorgan Chase Bank, NA	CNH	20,324	USD	3,116	12/09/2021	(20,045)

Morgan Stanley Capital Services, Inc.	BRL	16,032	USD	2,947	10/04/2021	3,437

Morgan Stanley Capital Services, Inc.	USD	3,008	BRL	16,032	10/04/2021	(63,534)

Morgan Stanley Capital Services, Inc.	INR	223,533	USD	2,978	10/08/2021	(31,934)

Morgan Stanley Capital Services, Inc.	NOK	59,669	USD	6,879	10/13/2021	54,020

Morgan Stanley Capital Services, Inc.	SEK	17,118	USD	1,967	10/13/2021	11,994

Morgan Stanley Capital Services, Inc.	USD	14,936	NOK	131,735	10/13/2021	132,231

Morgan Stanley Capital Services, Inc.	CHF	10,543	USD	11,420	10/28/2021	100,812

Morgan Stanley Capital Services, Inc.	KRW	7,421,407	USD	6,508	10/28/2021	243,892

Morgan Stanley Capital Services, Inc.	USD	5,198	CHF	4,746	10/28/2021	(102,302)

Morgan Stanley Capital Services, Inc.	EUR	1,113	USD	1,322	11/08/2021	31,455

Morgan Stanley Capital Services, Inc.	USD	23,592	EUR	20,356	11/08/2021	3,215

Morgan Stanley Capital Services, Inc.	USD	25,458	EUR	21,503	11/08/2021	(533,028)

Morgan Stanley Capital Services, Inc.	GBP	8,291	USD	11,413	11/10/2021	241,479

2021 Annual Report	53

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Morgan Stanley Capital Services, Inc.	USD	20,077	GBP	14,687	11/10/2021	$(287,556)

Morgan Stanley Capital Services, Inc.	COP	4,890,393	USD	1,273	11/12/2021	(7,607)

Morgan Stanley Capital Services, Inc.	JPY	750,739	USD	6,830	11/17/2021	82,955

Morgan Stanley Capital Services, Inc.	USD	6,636	JPY	738,571	11/17/2021	2,378

Morgan Stanley Capital Services, Inc.	USD	33,265	JPY	3,659,473	11/17/2021	(374,675)

Morgan Stanley Capital Services, Inc.	CAD	13,462	USD	10,519	11/19/2021	(108,705)

Morgan Stanley Capital Services, Inc.	USD	2,840	CAD	3,635	11/19/2021	29,352

Morgan Stanley Capital Services, Inc.	USD	1,354	CAD	1,714	11/19/2021	(594)

Natwest Markets PLC	KRW	4,178,765	USD	3,554	10/28/2021	27,043

Societe Generale	SEK	77,466	USD	9,001	10/13/2021	151,731

Societe Generale	USD	10,939	SEK	94,141	10/13/2021	(184,393)

Standard Chartered Bank	BRL	16,078	USD	3,082	10/04/2021	129,273

Standard Chartered Bank	USD	2,956	BRL	16,078	10/04/2021	(3,447)

Standard Chartered Bank	IDR	44,033,555	USD	3,089	10/15/2021	17,779

Standard Chartered Bank	USD	3,087	TWD	85,584	10/21/2021	(7,616)

Standard Chartered Bank	USD	1,147	EUR	968	11/08/2021	(25,191)

State Street Bank & Trust Co.	USD	1,383	CNH	8,917	10/08/2021	(2,940)

State Street Bank & Trust Co.	SEK	1,961	USD	226	10/13/2021	1,637

State Street Bank & Trust Co.	USD	1	SEK	6	10/13/2021	(15)

State Street Bank & Trust Co.	NZD	2,186	USD	1,515	10/15/2021	5,964

State Street Bank & Trust Co.	CHF	2,839	USD	3,147	10/28/2021	99,012

State Street Bank & Trust Co.	EUR	74,529	USD	88,542	11/08/2021	2,155,221

State Street Bank & Trust Co.	USD	2,813	EUR	2,387	11/08/2021	(45,450)

State Street Bank & Trust Co.	AUD	146	USD	106	11/09/2021	840

State Street Bank & Trust Co.	AUD	945	USD	682	11/09/2021	(1,479)

State Street Bank & Trust Co.	JPY	35,627	USD	325	11/17/2021	4,781

State Street Bank & Trust Co.	CAD	377	USD	296	11/19/2021	(2,085)

State Street Bank & Trust Co.	CNH	8,917	USD	1,376	12/09/2021	663

UBS AG	MXN	64,791	USD	3,161	10/28/2021	33,380

UBS AG	EUR	457	USD	536	11/08/2021	5,957

UBS AG	USD	646	CNH	4,201	12/09/2021	1,870

						$1,790,324

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value

FTSE 100 Index(o)	UBS AG	1,350	GBP 5,600.00	April 2022	GBP (7,560)	$196,388	$(149,544)

54	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 37, 5 Year Index, 12/20/2026*	(1.00)%	Quarterly	0.53%	USD	43,480	$(1,045,837)	$(1,010,130)	$(35,707)
Malaysia, 12/20/2026*	(1.00)	Quarterly	0.52	USD	26,220	(659,507)	(640,343)	(19,164)
People’s Republic of China, 7.500%, 10/28/2027, 12/20/2026*	(1.00)	Quarterly	0.47	USD	13,820	(382,976)	(399,245)	16,269

Sale Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	2.49	USD	664	59,153	29,264	29,889
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	5.00	Quarterly	3.01	USD	1,561	146,443	148,320	(1,877)

						$(1,882,724)	$(1,872,134)	$(10,590)

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	28,500	02/26/2022	CPI#	1.440%	Maturity	$(1,096,944)	$—	$(1,096,944)
USD	17,150	02/28/2022	CPI#	1.352%	Maturity	(691,839)	—	(691,839)
USD	5,000	07/15/2022	1.484%	CPI#	Maturity	243,478	—	243,478
USD	28,500	02/26/2025	1.589%	CPI#	Maturity	2,126,047	—	2,126,047
USD	17,150	02/28/2025	1.527%	CPI#	Maturity	1,334,508	—	1,334,508
USD	8,470	09/07/2026	CPI#	2.670%	Maturity	(51,414)	—	(51,414)
USD	8,470	09/07/2031	2.519%	CPI#	Maturity	86,759	—	86,759

						$1,950,595	$—	$1,950,595

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
CAD	13,360	05/22/2024	3 Month CDOR	1.980%	Semi-Annual	$292,561	$4	$292,557
SEK	204,850	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	(276,759)	55	(276,814)
USD	610	04/21/2025	1.972%	3 Month LIBOR	Semi-Annual/ Quarterly	(30,552)	—	(30,552)
USD	370	06/09/2025	2.470%	3 Month LIBOR	Semi-Annual/ Quarterly	(25,092)	—	(25,092)
USD	484	08/04/2025	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	(27,960)	—	(27,960)
USD	1,990	04/27/2026	1.773%	3 Month LIBOR	Semi-Annual/ Quarterly	(84,016)	—	(84,016)
USD	840	10/04/2026	1.459%	3 Month LIBOR	Semi-Annual/ Quarterly	(21,677)	33,869	(55,546)

2021 Annual Report	55

Schedule of Investments (continued)

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	420	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	$(14,605)	$—	$(14,605)
USD	420	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(14,936)	—	(14,936)
USD	1,040	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	(83,796)	(7,941)	(75,855)
USD	580	04/26/2027	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	(40,864)	16	(40,880)
USD	10,260	06/05/2027	0.558%	3 Month LIBOR	Semi-Annual/ Quarterly	342,216	—	342,216
USD	6,030	07/20/2027	2.227%	3 Month LIBOR	Semi-Annual/ Quarterly	(375,639)	22,549	(398,188)
USD	1,360	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	(16,723)	—	(16,723)
USD	1,830	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	(54,432)	—	(54,432)
USD	15,740	05/21/2031	1.617%	3 Month LIBOR	Semi-Annual/ Quarterly	(225,493)	—	(225,493)
USD	1,010	11/10/2035	2.613%	3 Month LIBOR	Semi-Annual/ Quarterly	(128,117)	—	(128,117)
EUR	2,300	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	273,320	—	273,320
EUR	2,300	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(376,410)	—	(376,410)
EUR	2,310	11/10/2050	0.023%	6 Month EURIBOR	Annual/ Semi-Annual	343,188	—	343,188
EUR	2,310	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(394,333)	—	(394,333)
CAD	405	03/03/2051	2.297%	3 Month CDOR	Semi-Annual	5,524	16	5,508
CAD	2,930	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	22,085	—	22,085

						$(912,510)	$48,568	$(961,078)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.16%	USD	1,502	$115,354	$100,639	$14,715
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,219	93,619	84,530	9,089
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	302	23,194	19,689	3,505
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	302	23,194	19,689	3,505
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	286	21,964	19,063	2,901
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	153	11,751	10,984	767

56	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.16%	USD	76	$5,837	$5,795	$42
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	654	50,227	127,129	(76,902)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	647	49,690	130,123	(80,433)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	796	61,133	157,925	(96,792)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	795	61,056	157,848	(96,792)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,636	125,645	320,906	(195,261)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	3,272	251,289	653,917	(402,628)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	745	57,216	127,491	(70,275)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	344	26,419	68,471	(42,052)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	396	30,412	75,805	(45,393)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	795	61,056	160,107	(99,051)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,272)	(1,236)	(1,036)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,272)	(988)	(1,284)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	17	(4,828)	(1,658)	(3,170)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	25	(7,100)	(3,256)	(3,844)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	23	(6,532)	(2,660)	(3,872)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	36	(10,224)	(5,146)	(5,078)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	34	(9,656)	(4,325)	(5,331)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	33	(9,372)	(4,016)	(5,356)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	38	(10,792)	(4,777)	(6,015)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	38	(10,792)	(4,624)	(6,168)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	53	(15,052)	(6,450)	(8,602)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	49	(13,916)	(5,262)	(8,654)

2021 Annual Report	57

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	54	$(15,336)	$(5,930)	$(9,406)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	58	(16,472)	(6,106)	(10,366)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	76	(21,584)	(8,790)	(12,794)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	78	(22,152)	(8,565)	(13,587)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	370	(38,579)	(7,893)	(30,686)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	301	(85,484)	(42,830)	(42,654)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	198	(56,232)	(13,130)	(43,102)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	35	(9,940)	(3,935)	(6,005)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	36	(10,224)	(1,982)	(8,242)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	218	(61,912)	(26,348)	(35,564)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	242	(68,728)	(26,550)	(42,178)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	243	(69,012)	(26,649)	(42,363)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	257	(72,988)	(17,276)	(55,712)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,000	(568,000)	(196,505)	(371,495)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	20	(5,680)	(2,914)	(2,766)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	18	(5,112)	(1,547)	(3,565)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	35	(9,940)	(3,316)	(6,624)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	35	(9,940)	(3,064)	(6,876)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	69	(19,596)	(7,145)	(12,451)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	150	(42,600)	(18,451)	(24,149)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	209	(59,356)	(17,322)	(42,034)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	239	(67,876)	(24,423)	(43,453)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	345	(97,980)	(54,085)	(43,895)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	353	(100,252)	(46,079)	(54,173)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	483	(137,172)	(76,808)	(60,364)

58	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	496	$(140,864)	$(73,130)	$(67,734)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	700	(198,800)	(51,328)	(147,472)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	940	(266,960)	(71,777)	(195,183)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	39	(11,076)	(3,649)	(7,427)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	40	(11,360)	(3,744)	(7,616)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	103	(29,252)	(12,607)	(16,645)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	165	(46,860)	(15,398)	(31,462)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	220	(62,480)	(26,106)	(36,374)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	637	(180,908)	(74,928)	(105,980)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,473	(702,332)	(199,332)	(503,000)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	272	(77,248)	(18,397)	(58,851)

						$(2,434,039)	$997,674	$(3,431,713)

* Termination date

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	3 Month LIBOR	Quarterly	USD	10,429	12/20/2021	$11,641

Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	1,384	12/17/2021	(67,293)
Swiss Market Index Futures	0.00%	Monthly	CHF	14,647	12/17/2021	(95,332)

						$(150,984)

†	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $276,737,913 or 23.2% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.
(f)	Affiliated investments.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

2021 Annual Report	59

Schedule of Investments (continued)

(h)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.20% of net assets as of September 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$ 142,983	$142,949	0.01%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	293,984	293,928	0.02%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	40,053	39,997	0.00%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,315,459	1,272,202	0.11%
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.336%, 11/25/2024	11/06/2015	29,896	29,010	0.00%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.034%, 11/15/2026	11/16/2015	218,410	201,219	0.02%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.437%, 02/27/2023	02/11/2020	264,020	264,899	0.02%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	133,000	136,774	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.336%, 11/25/2025	09/28/2015	178,122	171,107	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.586%, 11/25/2025	09/28/2015	45,496	45,121	0.00%

(i)	Inverse interest only security.
(j)	IO—Interest Only.
(k)	Fair valued by the Adviser.
(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2021.
(m)	Non-income producing security.
(n)	The rate shown represents the 7-day yield as of period end.
(o)	One contract relates to 1 share.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

COP—Colombian Peso

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

60	Sanford C. Bernstein Fund, Inc.

ETS—Emission Trading Scheme

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

SPI—Share Price Index

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2021 Annual Report	61

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2021

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–68.2%

Long-Term Municipal Bonds–65.6%
Alabama–0.3%
Infirmary Health System Special Care Facilities Financing Authority of Mobile
(Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2040	$1,000	$1,166,425
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	1,946	2,090,815
Tuscaloosa County Industrial Development Authority
(Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	785	907,897

		4,165,137

American Samoa–0.0%
American Samoa Economic Development Authority
(Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	400	490,043

Arizona–2.4%
Arizona Industrial Development Authority
(Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2037-11/01/2039	2,450	2,825,656
5.00%, 11/01/2035	850	1,070,808
City of Glendale AZ
(City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	1,000	996,660
2.442%, 07/01/2032	2,250	2,246,119
City of Tempe AZ
(City of Tempe AZ COP) Series 2021 2.171%, 07/01/2033	1,475	1,436,981
Pima County Regional Transportation Authority
(Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 06/01/2022	1,685	1,738,841
Salt River Project Agricultural Improvement & Power District Series 2011-A 5.00%, 12/01/2024	23,120	23,297,032

State of Arizona Series 2019-A 5.00%, 10/01/2022 (Pre-refunded/ETM)	$7,000	$7,337,730
Tempe Industrial Development Authority
(Mirabella at ASU, Inc.)
Series 2017-B 4.00%, 10/01/2023(a)	185	185,065

		41,134,892

California–2.1%
California Community Housing Agency
(California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	3,385	3,596,947
California Housing Finance
Series 2019-2 4.00%, 03/20/2033	2,214	2,608,554
Series 2021-1, Class A 3.50%, 11/20/2035	993	1,151,572
Series 2021-2 0.823%, 03/25/2035	2,000	135,533
3.75%, 03/25/2035	3,000	3,556,826
California Municipal Finance Authority
(Waste Management, Inc.)
Series 2019-A 2.40%, 10/01/2044	4,710	5,058,199
California State University
Series 2021-B 2.374%, 11/01/2035	1,000	985,533
CMFA Special Finance Agency VIII Elan Huntington Beach
Series 2021 4.00%, 08/01/2047(a)	1,100	1,148,610
CSCDA Community Improvement Authority 4.00%, 01/10/2046	1,000	1,050,250
CSCDA Community Improvement Authority
(CSCDA Community Improvement Authority Altana Apartments)
Series 2021 3.50%, 10/01/2046(a)	2,000	2,038,935
CSCDA Community Improvement Authority
(CSCDA Community Improvement Authority Union South Bay)
Series 2021-A 3.10%, 07/01/2045(a)	1,000	960,840
Golden State Tobacco Securitization Corp.
Series 2018-A 3.50%, 06/01/2036	1,510	1,529,290
Sacramento County Water Financing Authority
NATL Series 2007-B 0.65% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	3,675	3,651,974
San Francisco Intl Airport
Series 2019-H 5.00%, 05/01/2024	3,755	4,196,652

62	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

State of California
Series 2014 5.00%, 10/01/2029	$50	$56,737
Series 2015 5.00%, 08/01/2022-03/01/2026	3,500	3,877,743

		35,604,195

Colorado–1.4%
Centerra Metropolitan District No. 1
Series 2017 5.00%, 12/01/2029(a)	2,375	2,510,548
Colorado Health Facilities Authority
(CommonSpirit Health)
Series 2019-A 5.00%, 08/01/2033-08/01/2036	16,920	21,091,389
Vauxmont Metropolitan District
AGM Series 2019 3.25%, 12/15/2050	215	231,575
AGM Series 2020 5.00%, 12/01/2024-12/01/2050	430	522,718

		24,356,230

Connecticut–2.7%
City of Bridgeport CT
Series 2017-A 5.00%, 11/01/2026 (Pre-refunded/ETM)	1,650	2,008,657
5.00%, 11/01/2027-11/01/2031	6,975	8,499,007
Series 2017-C 5.00%, 08/15/2025	1,000	1,165,226
State of Connecticut
Series 2016-A 5.00%, 03/15/2023-03/15/2024	27,430	29,481,736
Series 2018-C 5.00%, 06/15/2027	1,415	1,751,510
State of Connecticut Special Tax Revenue
Series 2020 5.00%, 05/01/2034	2,835	3,654,717

		46,560,853

District of Columbia–0.6%
Metropolitan Washington Airports Authority Aviation Revenue
Series 2018-A 5.00%, 10/01/2029-10/01/2030	6,180	7,753,462
Washington Metropolitan Area Transit Authority
Series 2017-A 5.00%, 07/01/2022	3,015	3,122,278

		10,875,740

Florida–3.2%
Capital Trust Agency, Inc.
(Franklin Academy Palm Beach Gardens/Franklin Academy Pembroke Pines K-12)
Series 2020 4.00%, 12/15/2024(a)	385	409,093
Citizens Property Insurance, Inc.
Series 2012-A 5.00%, 06/01/2022	7,660	7,901,648

City of Jacksonville FL
Series 2011
5.00%, 10/01/2021 (Pre-refunded/ETM)	$2,500	$2,500,000
City of South Miami Health Facilities Authority, Inc.
(Baptist Health South Florida Obligated Group)
Series 2017 5.00%, 08/15/2027-08/15/2030	10,925	13,452,058
County of Osceola FL Transportation Revenue
Series 2020-A
Zero Coupon, 10/01/2030-10/01/2034	300	230,691
Florida Development Finance Corp.
(Lakeland Regional Health Systems Obligated Group)
Series 2021 5.00%, 11/15/2022	1,520	1,601,257
Florida Municipal Power Agency
(Florida Municipal Power Agency All- Requirements Power Supply Project Revenue)
Series 2021 1.425%, 10/01/2026	500	504,355
Florida State Board of Education
(State of Florida)
Series 2017-F 5.00%, 06/01/2023	1,310	1,414,323
Lakewood Ranch Stewardship District
AGM Series 2020 2.50%, 05/01/2033	1,830	1,896,917
North Broward Hospital District
Series 2017-B 5.00%, 01/01/2027-01/01/2032	13,610	16,286,098
Palm Beach County Health Facilities Authority
(Federation CCRC Operations Corp. Obligated Group)
Series 2020 2.625%, 06/01/2025	455	464,654
5.00%, 06/01/2055	200	215,637
Polk County Industrial Development Authority
(Mineral Development LLC)
Series 2020 5.875%, 01/01/2033(a)	1,000	1,251,642
St. Lucie County School Board
(St. Lucie County School Board Sales Tax)
AGM Series 2015 5.00%, 10/01/2023	1,565	1,704,281
State of Florida Department of Transportation
Turnpike System Revenue
Series 2015-B 5.00%, 07/01/2024	3,795	4,282,944

		54,115,598

2021 Annual Report	63

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Georgia–1.4%
City of Atlanta GA Airport Passenger Facility Charge
Series 2019-F 5.00%, 07/01/2025	$4,000	$4,665,893
City of Atlanta GA Department of Aviation
Series 2021-A 5.00%, 07/01/2029(c)	640	827,461
Series 2021-B
5.00%, 07/01/2029(c)	600	775,744
Series 2021-C 4.00%, 07/01/2039(c)	1,000	1,177,502
5.00%, 07/01/2035(c)	2,350	3,041,958
Main Street Natural Gas, Inc.
(Royal Bank of Canada)
Series 2018-A 4.00%, 04/01/2048	6,465	6,871,313
Municipal Electric Authority of Georgia
Series 2019 5.00%, 01/01/2028	180	222,816
Private Colleges & Universities Authority
(Emory University)
Series 2020-B 4.00%, 09/01/2036	5,000	6,016,294

		23,598,981

Guam–0.0%
Territory of Guam
Series 2019 5.00%, 11/15/2031	210	242,266

Hawaii–1.3%
City & County of Honolulu HI
Series 2022-A 5.00%, 11/01/2029(c)	1,180	1,456,456
University of Hawaii
Series 2016 5.00%, 10/01/2022-10/01/2026	18,785	21,111,454

		22,567,910

Illinois–6.7%
Chicago Board of Education
Series 2010 6.319%, 11/01/2029	1,000	1,194,058
Series 2019-B 5.00%, 12/01/2030-12/01/2033	940	1,171,628
Chicago O’Hare International Airport
Series 2015-B 5.00%, 01/01/2024-01/01/2028	18,115	20,232,808
Illinois Finance Authority
(Illinois Institute of Technology)
Series 2019 5.00%, 09/01/2022-09/01/2034	900	1,072,969
Illinois Finance Authority
(Memorial Health Obligated Group)
Series 2019 5.00%, 04/01/2030-04/01/2032	7,195	9,030,883

Illinois Finance Authority
(OSF Healthcare System Obligated Group)
Series 2018-A 5.00%, 05/15/2032-05/15/2033	$26,905	$33,355,590
Illinois Finance Authority
(University of Chicago (The))
Series 2021-A 5.00%, 10/01/2034	1,000	1,417,943
State of Illinois
Series 2013 5.00%, 07/01/2022	460	475,933
Series 2013-A 5.00%, 04/01/2022	1,970	2,015,554
Series 2016 5.00%, 02/01/2022	2,750	2,792,216
Series 2017-A 5.00%, 12/01/2025	3,810	4,459,733
Series 2017-D 5.00%, 11/01/2024	12,010	13,601,740
Series 2019-A 5.00%, 11/01/2026	5,740	6,860,607
State of Illinois Sales Tax Revenue
(State of Illinois Sales Tax)
Series 2016-D 5.00%, 06/15/2022-06/15/2023	16,965	17,585,222

		115,266,884

Indiana–0.1%
Indiana Finance Authority
(CWA Authority, Inc.)
Series 2021 5.00%, 10/01/2033	1,000	1,333,266
Indiana Finance Authority
(Ohio Valley Electric Corp.)
Series 2021-B 2.50%, 11/01/2030	330	332,200

		1,665,466

Kansas–0.1%
Kansas Development Finance Authority
(State of Kansas Department of Administration Lease)
BAM Series 2021-K 1.149%, 05/01/2026	2,000	1,993,429

Kentucky–2.1%
City of Ashland KY
(Ashland Hospital Corp. Obligated Group)
Series 2019 5.00%, 02/01/2026-02/01/2031	815	992,489
Kentucky Economic Development Finance Authority
(Owensboro Health, Inc. Obligated Group)
Series 2017-A 5.00%, 06/01/2026-06/01/2031	10,460	12,356,803
Kentucky Public Energy Authority (BP PLC)
Series 2020-A 4.00%, 12/01/2050	6,370	7,283,149

64	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Kentucky Public Energy Authority
(Morgan Stanley)
Series 2018-C 4.00%, 12/01/2049	$8,500	$9,466,538
Louisville and Jefferson County Metropolitan Sewer District
Series 2021
3.00%, 10/14/2022(c)	6,000	6,172,602

		36,271,581

Louisiana–0.6%
Louisiana Local Government Environmental Facilities & Community Development Auth
(St. James Place of Baton Rouge)
Series 2015-A 6.00%, 11/15/2030	1,550	1,719,140
Parish of St. James LA
(NuStar Logistics LP)
Series 2020 5.85%, 08/01/2041(a)	435	493,619
6.10%, 06/01/2038-12/01/2040(a)	1,085	1,410,936
Parish of St. John the Baptist LA
(Marathon Oil Corp.)
Series 2019 2.00%, 06/01/2037	4,885	4,966,631
2.10%, 06/01/2037	1,570	1,619,601

		10,209,927

Maryland–1.4%
County of Baltimore MD
Series 2021 4.00%, 03/23/2022	12,965	13,206,102
State of Maryland
Series 2021-A 5.00%, 08/01/2026	2,000	2,419,254
State of Maryland Department of Transportation
Series 2018 5.00%, 10/01/2024	4,860	5,538,225
Washington Suburban Sanitary Commission
Series 2013 5.00%, 06/01/2022	2,350	2,424,931

		23,588,512

Massachusetts–0.3%
Commonwealth of Massachusetts
CIFG Series 2007-A 0.654% (LIBOR 3 Month + 0.57%), 05/01/2037(b)	2,775	2,746,140
Commonwealth of Massachusetts Transportation Fund Revenue
Series 2021 5.00%, 06/01/2041	2,000	2,597,791

		5,343,931

Michigan–2.3%
City of Detroit MI
Series 2018 5.00%, 04/01/2026-04/01/2028	3,675	4,356,851

Great Lakes Water Authority Water Supply System Revenue
Series 2018-A 5.00%, 07/01/2024-07/01/2027	$7,245	$8,407,016
Michigan Finance Authority
(City of Detroit MI Income Tax)
Series 2015 4.50%, 10/01/2029	900	958,105
Michigan Finance Authority
(Great Lakes Water Authority Sewage Disposal System Revenue)
AGM Series 2014 5.00%, 07/01/2024	10,115	11,359,240
Michigan Finance Authority
(Michigan Finance Authority School Loan Revolving Fund)
Series 2019 2.366%, 09/01/2049	5,000	5,117,041
Michigan Strategic Fund
(Michigan Strategic Fund - I 75 Improvement Project)
Series 2018 5.00%, 06/30/2033	1,090	1,334,033
South Lyon Community Schools
Series 2016 5.00%, 05/01/2028	3,640	4,352,195
University of Michigan
Series 2017-A 5.00%, 04/01/2023	1,955	2,095,605
Walled Lake Consolidated School District
Series 2015 5.00%, 05/01/2022	2,000	2,054,677

		40,034,763

Mississippi–0.5%
Mississippi Development Bank
(State of Mississippi Department of Corrections)
Series 2010-C 5.00%, 08/01/2022-08/01/2023	5,445	5,464,036
Series 2010-D 5.00%, 08/01/2023	3,695	3,707,420

		9,171,456

Missouri–0.0%
Howard Bend Levee District
XLCA INS Series 2005 5.75%, 03/01/2025-03/01/2027	340	381,160

Nebraska–1.1%
Central Plains Energy Project
(Goldman Sachs Group, Inc. (The))
Series 2018 5.00%, 03/01/2050	17,000	18,567,988

Nevada–0.1%
County of Clark NV
Series 2015 5.00%, 11/01/2021	2,000	2,007,316

2021 Annual Report	65

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

New Hampshire–0.1%
New Hampshire Business Finance Authority
(New Hampshire Business Finance Authority)
Series 2020-1
4.125%, 01/20/2034	$1,754	$2,085,961

New Jersey–4.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014-U 5.00%, 06/15/2023	1,610	1,737,430
Series 2017-B 5.00%, 11/01/2022	5,025	5,278,774
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	1,185	1,235,068
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2027	1,325	1,626,114
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2022	7,340	7,581,424
Series 2018-A 5.00%, 06/15/2024–06/15/2030	6,055	6,978,452
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012-A 5.00%, 06/15/2024	2,500	2,583,021
Series 2018-A 5.00%, 12/15/2029-12/15/2030	6,135	7,646,306
Series 2019 5.00%, 06/15/2029	3,075	3,863,866
Series 2019-B 5.00%, 06/15/2034	1,570	1,944,473
Series 2019-BB1 5.00%, 06/15/2034	1,250	1,548,147
Series 2021-A 5.00%, 06/15/2033	1,000	1,300,132
Series 2022-A 5.00%, 06/15/2034(c)	1,865	2,377,027
New Jersey Turnpike Authority Series 2014-C 5.00%, 01/01/2023	8,955	9,472,868
Series 2017-B 5.00%, 01/01/2030	1,565	1,946,837
Series 2020-D 5.00%, 01/01/2028	4,840	5,763,970
Series 2021-B 1.713%, 01/01/2029	1,225	1,212,620
AGM Series 2005-D3 5.25%, 01/01/2026	11,070	13,206,966
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2028	3,450	4,332,440

		81,635,935

New York–8.2%
City of New York NY Series 2013-H 5.00%, 08/01/2025	$2,510	$2,724,746
Series 2014-J 5.00%, 08/01/2022	1,290	1,341,565
Series 2015-A 5.00%, 08/01/2023	7,220	7,851,590
Series 2021-A 4.00%, 08/01/2035–08/01/2041	12,500	14,696,019
Series 2021-D 1.396%, 08/01/2027	3,415	3,401,545
Metropolitan Transportation Authority Series 2012-D 5.00%, 11/15/2026	3,065	3,217,750
Series 2012-F 5.00%, 11/15/2022–11/15/2023	13,835	14,554,542
Series 2017-C 5.00%, 11/15/2030	4,340	5,259,448
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014-B 5.00%, 02/01/2027–11/01/2029	20,280	22,571,215
Series 2014-C 5.00%, 11/01/2028	10,665	11,925,233
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	855	885,510
2.80%, 09/15/2069	2,370	2,408,463
New York State Dormitory Authority Series 2012 5.00%, 12/15/2022 (Pre-refunded/ETM)	1,390	1,469,912
Series 2012-A 5.00%, 12/15/2021 (Pre-refunded/ETM)	5	5,048
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012 5.00%, 12/15/2022	8,610	9,109,629
Series 2014-C 5.00%, 03/15/2027–03/15/2029	22,340	24,842,009
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2040	1,500	1,760,616
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	265	297,151
Series 2020 4.00%, 10/01/2030	6,500	7,588,263
4.375%, 10/01/2045	1,355	1,569,043
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	3,000	3,001,908

		140,481,205

66	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

North Carolina–0.3%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2023–03/01/2026	$5,350	$5,866,543

Ohio–1.2%
American Municipal Power, Inc. Series 2019 5.00%, 02/15/2035–02/15/2036	8,345	10,517,707
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2025–02/15/2028	5,500	6,475,073
County of Hamilton OH Sewer System Revenue Series 2015-A 5.00%, 12/01/2021	2,000	2,015,374
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	475	483,353
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	425	432,473
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant) Series 2014 5.00%, 12/15/2021	1,105	1,115,643

		21,039,623

Oklahoma–0.3%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022–07/01/2029	3,250	3,549,106
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	610	614,816

		4,163,922

Other–0.3%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) Series 2019-M 2.65%, 06/15/2035(a)	4,890	5,195,322

Pennsylvania–5.1%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2039	2,000	2,316,613
Allegheny County Sanitary Authority
BAM Series 2013 5.00%, 12/01/2024–12/01/2025	7,470	8,238,770
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2022(a)	480	490,850

Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 01/01/2035	$1,245	$1,268,024
Capital Region Water Revenue Series 2018 5.00%, 07/15/2029	1,500	1,901,084
City of Philadelphia PA Series 2019-B 5.00%, 02/01/2032	2,890	3,668,782
City of Philadelphia PA Water & Wastewater Revenue Series 2020-A 5.00%, 11/01/2037–11/01/2038	2,340	3,038,678
Coatesville School District AGM Series 2017 5.00%, 08/01/2022 (Pre-refunded/ETM)	105	109,170
5.00%, 08/01/2022–08/01/2023	2,270	2,412,933
Commonwealth of Pennsylvania Series 2017 5.00%, 01/01/2026	1,000	1,187,439
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	2,080	2,236,767
Pennsylvania Turnpike Commission Series 2011-E 5.00%, 12/01/2025 (Pre-refunded/ETM)	9,585	9,659,171
5.00%, 12/01/2026 (Pre-refunded/ETM)	4,080	4,111,572
Series 2017 5.00%, 06/01/2028–12/01/2030	11,010	13,600,808
Series 2017-B 5.00%, 06/01/2031	11,050	13,344,664
Series 2019 5.00%, 12/01/2024–12/01/2025	7,900	9,169,250
Series 2019-A 5.00%, 12/01/2031–12/01/2032	4,005	5,138,049
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2032	3,205	3,973,037
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030	1,000	1,178,636
State Public School Building Authority Series 2012 5.00%, 04/01/2026 (Pre-refunded/ETM)	1,110	1,136,002

		88,180,299

Puerto Rico–0.6%
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,010	1,115,450
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	905	997,083

2021 Annual Report	67

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

AGC Series 2007-N 5.25%, 07/01/2034–07/01/2036	$2,115	$2,297,212
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	3,680	3,799,600
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	415	461,921
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,323	1,262,991

		9,934,257

South Carolina–1.2%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	7,390	7,954,549
Renewable Water Resources Series 2018-A 5.00%, 01/01/2025	7,220	8,306,839
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2038	3,000	3,582,115

		19,843,503

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2028	2,000	2,422,845

Tennessee–0.4%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2018 4.00%, 11/01/2049	6,500	7,284,683

Texas–5.1%
Austin Community College District Public Facility Corp. (Austin Community College District) Series 2015 5.00%, 08/01/2022	1,000	1,039,633
City of Austin TX Water & Wastewater System Revenue Series 2011 5.00%, 11/15/2025 (Pre-refunded/ETM)	215	216,159
5.00%, 11/15/2025–11/15/2026	11,600	11,664,013
5.00%, 11/15/2026 (Pre-refunded/ETM)	175	175,943
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 07/15/2024	1,290	1,456,918
Series 2015-C 5.00%, 07/15/2022–07/15/2026	3,030	3,277,580

City of Dallas TX Series 2014 5.00%, 02/15/2022	$19,045	$19,381,439
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	375	408,187
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2037	1,750	2,267,273
County of Fort Bend TX Series 2015-B 5.00%, 03/01/2022 (Pre-refunded/ETM)	2,880	2,937,234
Dallas/Fort Worth International Airport Series 2020 5.00%, 11/01/2026–11/01/2027	3,725	4,563,014
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2028	1,100	1,284,325
Metropolitan Transit Authority of Harris County (Metropolitan Transit Authority of Harris County Sales & Use Tax) Series 2018 5.00%, 11/01/2029	1,185	1,506,588
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2023	1,160	1,262,451
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	300	309,868
State of Texas Series 2014 5.00%, 04/01/2022	1,790	1,833,046
Texas A&M University Series 2013-B 5.00%, 05/15/2023	3,950	4,256,276
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2022	10,035	10,516,350
Texas Water Development Board (Texas Water Development Board State Water Implementation Revenue Fund) Series 2020 5.00%, 04/15/2028	1,255	1,585,368
University of Houston Series 2017-A 5.00%, 02/15/2023	13,870	14,781,298
Via Metropolitan Transit (via Metropolitan Transit Sales Tax) Series 2017 5.00%, 07/15/2024	2,580	2,898,513

		87,621,476

68	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Utah–0.2%
City of Salt Lake City UT Airport Revenue Series 2021-A 5.00%, 07/01/2033	$3,000	$3,891,317

Virginia–0.2%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 06/15/2022–06/15/2023	3,565	3,754,276

Washington–4.0%
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/2025	8,615	9,867,684
Port of Seattle WA Series 2018-A 5.00%, 05/01/2026–05/01/2029	14,375	17,281,596
Series 2018-B 5.00%, 05/01/2026–05/01/2028	16,040	19,499,514
Series 2021 4.00%, 08/01/2040	1,000	1,167,390
Snohomish & Island Counties School District No. 41 Stanwood-Camano Series 2018 5.00%, 12/15/2027	1,000	1,251,578
Snohomish County Public Utility District No. 1 Series 2012 5.00%, 12/01/2026 (Pre-refunded/ETM)	6,065	6,405,291
State of Washington Series 2015-2 5.00%, 07/01/2024	3,755	4,238,904
Series 2015-R 5.00%, 07/01/2023	3,735	4,048,467
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	1,960	2,294,287
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	995	1,148,657
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	740	740,566

		67,943,934

West Virginia–0.2%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	3,070	3,185,648

Wisconsin–2.6%
State of Wisconsin Series 2021-1 5.00%, 05/01/2028–05/01/2030	$6,300	$8,090,949
Series 2021-2 5.00%, 05/01/2030–05/01/2040	17,000	22,085,825
UMA Education, Inc. Series 2019 5.00%, 10/01/2022–10/01/2029(a)	3,315	3,851,796
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	515	515,105
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	3,245	3,532,729
Series 2016-B 5.00%, 12/01/2025	2,510	2,906,787
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2038–02/01/2040	2,000	2,303,244
Series 2022 5.00%, 02/01/2032(c)	1,000	1,249,466

		44,535,901

Total Long-Term Municipal Bonds (cost $1,072,567,946)		1,127,280,908

Short-Term Municipal Notes–2.6%
Connecticut–0.1%
Town of Enfield CT Series 2021 2.00%, 08/04/2022	1,440	1,462,321

Florida–0.4%
School Board of Miami-Dade County (The) Series 2021 2.50%, 02/23/2022(c)	8,000	8,069,647

New Jersey–0.8%
Township of North Brunswick NJ Series 2021-A 1.00%, 07/14/2022	13,795	13,884,222

New York–0.6%
Town of Oyster Bay NY Series 2021-B 2.00%, 08/26/2022	9,675	9,833,206

Texas–0.7%
Pecos Barstow Toyah Independent School District Series 2021 5.00%, 02/15/2022	11,840	12,049,601

Total Short-Term Municipal Notes (cost $45,323,535)		45,298,997

Total Municipal Obligations (cost $1,117,891,481)		1,172,579,905

2021 Annual Report	69

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

		Shares

INVESTMENT COMPANIES–27.4%
Funds and Investment Trusts–27.4%(d)
iShares Core MSCI EAFE ETF		$1,670,856	$124,061,058
iShares Core MSCI Emerging Markets ETF		950,834	58,723,508
SPDR S&P 500 ETF Trust		631,420	270,967,579
Vanguard Mid-Cap ETF		68,109	16,125,487

Total Investment Companies (cost $302,804,899)			469,877,632

		Notional Amount

OPTIONS PURCHASED - PUTS–0.7%
Options on Equity Indices–0.7%
Euro STOXX 50 Index
Expiration: Sep 2022; Contracts: 8,190; Exercise Price: EUR 3,200.00;
Counterparty: UBS AG(e)	EUR	26,208,000	1,104,619
FTSE 100 Index
Expiration: Apr 2022; Contracts: 1,900; Exercise Price: GBP 5,600.00;
Counterparty: JPMorgan Chase Bank, NA (e)	GBP	10,640,000	210,470
FTSE 100 Index
Expiration: Jun 2022; Contracts: 1,870; Exercise Price: GBP 5,700.00;
Counterparty: UBS AG(e)		10,659,000	320,688
Nikkei 225 Index
Expiration: Sep 2022; Contracts: 111,000; Exercise Price: JPY 23,000.00;
Counterparty: UBS AG(e)	JPY	2,553,000,000	633,018
S&P 500 Index
Expiration: Aug 2022; Contracts: 65,600; Exercise Price: USD 3,525.00;
Counterparty: UBS AG(e)	USD	231,240,000	9,381,681

Total Options Purchased - Puts (premiums paid $9,847,375)			11,650,476

CORPORATES - INVESTMENT GRADE–0.6%

Industrial–0.6%
Capital Goods–0.2%
Caterpillar Financial Services Corp. 0.32% (SOFR + 0.27%), 09/13/2024(b)		1,800	1,801,764
John Deere Capital Corp. 0.17% (SOFR + 0.12%), 07/10/2023(b)		1,000	1,001,150

			2,802,914

Consumer Non-Cyclical–0.2%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025		1,075	1,049,651
1.777%, 11/15/2030		1,000	979,180

Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		$2,000	$1,966,240

			3,995,071

Services–0.2%
Novant Health, Inc. 2.637%, 11/01/2036		3,525	3,566,842

Total Corporates - Investment Grade (cost $10,399,216)			10,364,827

GOVERNMENTS - TREASURIES–0.6%
United States–0.6%
U.S. Treasury Notes 2.125%, 11/30/2023(f)		1,698	1,763,797
2.625%, 02/15/2029(f)		7,796	8,495,204

Total Governments - Treasuries (cost $9,589,084)			10,259,001

CORPORATES - NON-INVESTMENT GRADE–0.3%

Industrial–0.3%
Communications - Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)		1,546	1,536,152

Consumer Non-Cyclical–0.1%
Mozart Debt Merger Sub, Inc. 3.875%, 01/04/2029		1,150	1,149,561

Transportation - Airlines–0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		700	735,651
5.75%, 04/20/2029(a)		620	668,180
United Airlines, Inc. 4.375%, 04/15/2026(a)		1,000	1,028,110
4.625%, 04/15/2029(a)		500	516,885

			2,948,826

Total Corporates–Non-Investment Grade (cost $5,515,570)			5,634,539

COLLATERALIZED MORTGAGE OBLIGATIONS–0.2%
Risk Share Floating Rate–0.2%
Bellemeade Re Ltd. Series 2018-1A, Class M2 2.986% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(b)		220	221,803
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(b)		250	261,952

70	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2023(b)		$112		$115,521
Series 2016-DNA1, Class M3 5.634% (LIBOR 1 Month + 5.55%), 07/25/2028(b)		162		169,420
Series 2016-DNA4, Class M3 3.886% (LIBOR 1 Month + 3.80%), 03/25/2029(b)		396		410,141
Series 2017-DNA2, Class M2 3.536% (LIBOR 1 Month + 3.45%), 10/25/2029(b)		270		279,847
Series 2017-DNA3, Class M2 2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(b)		250		256,397
Series 2019-DNA3, Class M2 2.136% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)		163		164,522
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 2.986% (LIBOR 1 Month + 2.90%), 07/25/2024(b)		114		115,930
Series 2015-C03, Class 1M2 5.086% (LIBOR 1 Month + 5.00%), 07/25/2025(b)		58		59,316
Series 2015-C03, Class 2M2 5.086% (LIBOR 1 Month + 5.00%), 07/25/2025(b)		28		28,235
Series 2016-C01, Class 1M2 6.836% (LIBOR 1 Month + 6.75%), 08/25/2028(b)		195		206,077
Series 2016-C02, Class 1M2 6.086% (LIBOR 1 Month + 6.00%), 09/25/2028(b)		112		116,767
Series 2016-C05, Class 2M2 4.536% (LIBOR 1 Month + 4.45%), 01/25/2029(b)		119		123,647
Series 2017-C01, Class 1M2 3.636% (LIBOR 1 Month + 3.55%), 07/25/2029(b)		431		443,671
Series 2017-C02, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(b)		474		490,690
Series 2017-C03, Class 1M2 3.086% (LIBOR 1 Month + 3.00%), 10/25/2029(b)		441		453,378
Series 2017-C05, Class 1M2 2.286% (LIBOR 1 Month + 2.20%), 01/25/2030(b)		198		202,435

Total Collateralized Mortgage Obligations (cost $3,731,978)				4,119,749

COMMERCIAL MORTGAGE-BACKED SECURITY–0.1%
Agency CMBS–0.1%
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038 (cost $1,037,344)	$998		$1,017,493

SHORT-TERM INVESTMENTS–2.4%
Investment Companies–2.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio - Class AB, 0.01%(d)(g)(h) (cost $41,016,612)	41,016,612		$41,016,612

Total Investments–100.5% (cost $1,501,833,559)			1,726,520,234

Other assets less liabilities–(0.5)%			(8,253,784)

Net Assets–100.0%			$1,718,266,450

2021 Annual Report	71

Schedule of Investments (continued)

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

Euro STOXX 50 Index Futures	827	December 2021	$38,778,034	$(994,478)

FTSE 100 Index Futures	29	December 2021	2,763,942	28,753

Hang Seng Index Futures	96	October 2021	15,121,451	223,654

Nikkei 225 (OSE) Futures	15	December 2021	3,970,529	13,383

OMXS 30 Index Futures	699	October 2021	17,991,202	(648,002)

Russell 2000 E-Mini Futures	205	December 2021	22,558,200	(454,848)

S&P 500 E-Mini Futures	592	December 2021	127,213,400	(4,956,361)

S&P/TSX 60 Index Futures	39	December 2021	7,365,846	(169,090)

TOPIX Index Futures	123	December 2021	22,440,496	13,310

U.S. T-Note 2 Yr (CBT) Futures	175	December 2021	38,509,570	(22,052)

U.S. T-Note 10 Yr (CBT) Futures	1,105	December 2021	145,428,359	(1,581,285)

U.S. Ultra Bond (CBT) Futures	120	December 2021	22,927,500	(666,813)

Sold Contracts

FTSE 100 Index Futures	195	December 2021	18,585,129	(142,013)

MSCI Emerging Markets Futures	276	December 2021	17,189,280	793,503

MSCI Singapore IX ETS Futures	136	October 2021	3,540,728	2,466

SPI 200 Futures	190	December 2021	25,044,245	312,094

				$(8,247,779)

72	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	EUR	27,914	USD	33,162	11/08/2021	$806,833

BNP Paribas SA	USD	8,489	SEK	73,830	10/13/2021	(54,725)

BNP Paribas SA	NZD	2,389	USD	1,678	10/15/2021	29,253

BNP Paribas SA	USD	3,834	NZD	5,512	10/15/2021	(29,307)

BNP Paribas SA	EUR	27,872	USD	32,964	11/08/2021	658,095

BNP Paribas SA	USD	15,134	EUR	12,900	11/08/2021	(181,280)

BNP Paribas SA	GBP	6,621	USD	9,111	11/10/2021	189,933

BNP Paribas SA	USD	10,492	GBP	7,588	11/10/2021	(267,962)

Citibank, NA	USD	3,377	SEK	29,224	10/13/2021	(38,557)

Citibank, NA	CHF	10,281	USD	11,390	10/28/2021	352,518

Citibank, NA	JPY	2,200,833	USD	20,099	11/17/2021	318,352

Goldman Sachs Bank USA	NOK	81,923	USD	9,263	10/13/2021	(108,269)

Goldman Sachs Bank USA	SEK	237,502	USD	27,100	10/13/2021	(30,844)

Goldman Sachs Bank USA	USD	6,582	NOK	57,984	10/13/2021	50,932

Goldman Sachs Bank USA	USD	7,149	SEK	61,981	10/13/2021	(68,685)

Goldman Sachs Bank USA	USD	2,837	CHF	2,636	10/28/2021	(6,128)

Goldman Sachs Bank USA	EUR	17,344	USD	20,433	11/08/2021	329,760

Goldman Sachs Bank USA	USD	55,088	EUR	47,003	11/08/2021	(606,111)

Morgan Stanley & Co., Inc.	NOK	85,868	USD	9,900	10/13/2021	77,677

Morgan Stanley & Co., Inc.	SEK	26,540	USD	3,050	10/13/2021	18,596

Morgan Stanley & Co., Inc.	USD	15,927	NOK	140,719	10/13/2021	169,680

Morgan Stanley & Co., Inc.	USD	2,273	NOK	19,780	10/13/2021	(10,140)

Morgan Stanley & Co., Inc.	CHF	16,317	USD	17,686	10/28/2021	167,681

Morgan Stanley & Co., Inc.	USD	8,513	CHF	7,773	10/28/2021	(167,550)

Morgan Stanley & Co., Inc.	USD	16,190	EUR	13,969	11/08/2021	2,207

Morgan Stanley & Co., Inc.	USD	33,010	EUR	27,872	11/08/2021	(704,135)

Morgan Stanley & Co., Inc.	AUD	11,550	USD	8,334	11/09/2021	(17,354)

Morgan Stanley & Co., Inc.	GBP	11,965	USD	16,471	11/10/2021	349,107

Morgan Stanley & Co., Inc.	USD	13,585	GBP	9,979	11/10/2021	(138,021)

Morgan Stanley & Co., Inc.	JPY	1,149,146	USD	10,455	11/17/2021	126,978

Morgan Stanley & Co., Inc.	USD	9,957	JPY	1,108,869	11/17/2021	9,095

Morgan Stanley & Co., Inc.	USD	46,571	JPY	5,124,047	11/17/2021	(517,651)

Morgan Stanley & Co., Inc.	USD	5,924	CAD	7,581	11/19/2021	61,215

Societe Generale	USD	11,504	SEK	99,007	10/13/2021	(193,923)

State Street Bank & Trust Co.	SEK	1,178	USD	134	10/13/2021	(399)

State Street Bank & Trust Co.	NZD	3,123	USD	2,164	10/15/2021	8,521

State Street Bank & Trust Co.	EUR	247	USD	292	11/08/2021	5,755

						$591,147

2021 Annual Report	73

Schedule of Investments (continued)

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value

FTSE 100 Index(i)	UBS AG	1,900	GBP	5,600	April 2022	GBP	(10,640)	$276,398	$(210,470)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund

USD	4,710	01/15/2025	2.565%	CPI#	Maturity	$176,623	$—	$176,623
USD	2,355	01/15/2025	2.585%	CPI#	Maturity	86,315	—	86,315
USD	2,355	01/15/2025	2.613%	CPI#	Maturity	83,568	—	83,568
USD	20,920	01/15/2028	1.230%	CPI#	Maturity	2,859,500	—	2,859,500
USD	16,190	01/15/2028	0.735%	CPI#	Maturity	2,855,816	—	2,855,816
USD	5,125	01/15/2030	1.572%	CPI#	Maturity	656,757	—	656,757
USD	5,125	01/15/2030	1.587%	CPI#	Maturity	648,758	—	648,758
USD	1,130	01/15/2030	1.714%	CPI#	Maturity	128,016	—	128,016
USD	1,130	01/15/2030	1.731%	CPI#	Maturity	125,992	—	125,992
USD	4,400	01/15/2031	2.782%	CPI#	Maturity	42,748	—	42,748
USD	4,150	01/15/2031	2.680%	CPI#	Maturity	88,190	—	88,190
USD	3,350	04/15/2032	CPI#	2.748%	Maturity	(15,781)	—	(15,781)
USD	2,000	04/15/2032	CPI#	2.722%	Maturity	(16,043)	—	(16,043)
USD	5,191	02/15/2041	CPI#	2.500%	Maturity	(119,833)	—	(119,833)
USD	5,109	02/15/2041	CPI#	2.505%	Maturity	(111,929)	—	(111,929)
USD	1,490	02/15/2041	CPI#	2.553%	Maturity	(15,729)	—	(15,729)

						$7,472,968	$—	$7,472,968

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund

USD	32,500	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	$686,795	$—	$686,795
USD	13,760	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	415,413	—	415,413
USD	9,275	10/09/2029	3 Month LIBOR	1.473%	Quarterly/ Semi-Annual	103,056	—	103,056

						$1,205,264	$—	$1,205,264

74	Sanford C. Bernstein Fund, Inc.

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts

Citigroup Global Markets, Inc.
CDX-CMBX.NA.B BB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	97	$(27,548)	$(9,287)	$(18,261)
CDX-CMBX.NA.B BB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,344	(381,696)	(169,023)	(212,673)

Credit Suisse International
CDX-CMBX.NA.B BB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1	(284)	(120)	(164)
CDX-CMBX.NA.B BB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	53	(15,052)	(5,121)	(9,931)
CDX-CMBX.NA.B BB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	662	(188,008)	(64,046)	(123,962)
CDX-CMBX.NA.B BB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	995	(282,580)	(93,790)	(188,790)

Goldman Sachs International
CDX-CMBX.NA.B BB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	863	(245,092)	(78,958)	(166,134)

						$(1,140,260)	$(420,345)	$(719,915)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	USD	12,000	10/23/2026	2.310%	CPI	#	Maturity	$(18,342)	$—	$(18,342)

Barclays Bank PLC	USD	10,000	12/04/2027	2.170%	CPI	#	Maturity	584,673	—	584,673

Barclays Bank PLC	USD	10,000	10/23/2029	2.388%	CPI	#	Maturity	(105,572)	—	(105,572)

Barclays Bank PLC	USD	13,000	12/04/2032	2.233%	CPI	#	Maturity	815,837	—	815,837

Citibank, NA	USD	28,000	10/23/2021	2.039%	CPI	#	Maturity	(75,622)	—	(75,622)

Citibank, NA	USD	22,000	11/04/2023	1.900%	CPI	#	Maturity	1,349,097	—	1,349,097

Citibank, NA	USD	10,000	07/20/2027	2.104%	CPI	#	Maturity	672,590	—	672,590

Deutsche Bank AG	USD	10,000	09/04/2025	1.818%	CPI	#	Maturity	751,060	—	751,060

JPMorgan Chase Bank, NA	USD	10,000	03/02/2024	2.175%	CPI	#	Maturity	384,631	—	384,631

JPMorgan Chase Bank, NA	USD	33,000	07/20/2024	1.995%	CPI	#	Maturity	1,933,154	—	1,933,154

JPMorgan Chase Bank, NA	USD	13,000	11/04/2026	2.015%	CPI	#	Maturity	966,025	—	966,025

2021 Annual Report	75

Schedule of Investments (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	28,000	12/27/2028	2.009%	CPI	#	Maturity	$2,123,788	$—	$2,123,788
Morgan Stanley Capital Services LLC	USD	56,000	07/20/2022	1.939%	CPI	#	Maturity	2,435,238	—	2,435,238

								$11,816,557	$—	$11,816,557

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,470	10/09/2029	1.120%	SIFMA	*	Quarterly	$(91,636)	$—	$(91,636)
Citibank, NA	USD	12,470	10/09/2029	1.125%	SIFMA	*	Quarterly	(97,102)	—	(97,102)

								$(188,738)	$—	$(188,738)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital
Services LLC Swiss Market Index Futures	0.00%	Monthly CHF	13,148	12/17/2021		$(85,574)

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $33,216,647 or 1.9% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.
(c)	When-Issued or delayed delivery security.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Non-income producing security.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	One contract relates to 1 share.

As of September 30, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.6% and 0.0%, respectively.

76	Sanford C. Bernstein Fund, Inc.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ACA—ACA Financial Guaranty Corporation

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CBT—Chicago Board of Trade

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FHLMC—Federal Home Loan Mortgage Corporation

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2021 Annual Report	77

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2021

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–69.5%

Long-Term Municipal Bonds–66.6%
Alabama–0.1%
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	$339	$364,271

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	235	287,901

Arizona–0.4%
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2024 (Pre-refunded/ETM)	2,000	2,254,697
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-B 4.00%, 10/01/2023(a)	50	50,018

		2,304,715

California–54.3%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	1,150	1,173,066
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 06/01/2023–06/01/2025	2,000	2,249,240
Bay Area Toll Authority Series 2017 5.00%, 04/01/2028	2,700	3,388,231
California Community Choice Financing Authority Series 2021-B 4.00%, 02/01/2052	1,410	1,708,848
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2043(a)	1,000	1,076,571
Principal Amount (000)		U.S. $ Value

California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	$1,265	$1,344,206
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(a)	500	536,969
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(a)	1,000	1,051,143
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2027	2,000	2,344,730
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 4.00%, 04/01/2035	1,850	2,191,738
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017-P 5.00%, 11/01/2032	3,430	3,605,514
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2030	900	1,117,194
California Housing Finance Series 2019-2 4.00%, 03/20/2033	2,165	2,551,223
Series 2021-1, Class A 3.50%, 11/20/2035	2,631	3,051,665
Series 2021-2 0.823%, 03/25/2035	1,000	67,767
3.75%, 03/25/2035	2,000	2,371,218
California Infrastructure & Economic Development Bank Series 2021 0.20%, 01/01/2050 (Pre-refunded/ETM)(a)	8,755	8,753,870
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 0.37% (SIFMA Municipal Swap Index + 0.35%), 08/01/2047(b)	2,000	2,007,228

78	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

California Municipal Finance Authority (Anaheim Electric Utility Fund) Series 2015-B 5.00%, 10/01/2026	$1,000	$1,175,859
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017-A 5.00%, 06/01/2029	2,320	2,852,391
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 06/30/2028–06/30/2029	5,025	6,213,944
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	2,635	2,979,639
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2019 5.00%, 07/01/2029(a)	450	544,486
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(a)	1,000	1,149,821
California School Finance Authority (Fenton Charter Public Schools) Series 2020-A 4.00%, 07/01/2030(a)	600	667,182
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(a)	625	676,426
California State Public Works Board Series 2011-G 5.00%, 12/01/2023 (Pre-refunded/ETM)	3,215	3,239,982
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	4,375	4,942,354
California State Public Works Board (State of California Department of Corrections & Rehabilitation Lease) Series 2019-C 5.00%, 11/01/2027	1,670	2,084,883
Principal Amount (000)		U.S. $ Value

California State University Series 2011-A 5.25%, 11/01/2026 (Pre-refunded/ETM)	$2,035	$2,042,835
Series 2016-A 5.00%, 11/01/2025	1,000	1,184,749
Series 2017-A 5.00%, 11/01/2025–11/01/2030	3,160	3,785,306
Series 2020-D 1.49%, 11/01/2028	400	395,616
Series 2021-B 0.55%, 11/01/2049	3,000	2,978,775
2.274%, 11/01/2034	2,000	1,974,136
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 08/15/2028	2,200	2,592,519
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2034(a)	375	453,913
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018-A 5.00%, 12/01/2028(a)	500	601,263
California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group) Series 2018 5.00%, 01/01/2028–01/01/2029	5,705	7,025,479
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024–07/01/2029(a)	335	355,301
City & County of San Francisco CA Series 2021-R 5.00%, 06/15/2022	1,585	1,638,726
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2025	4,175	4,553,185
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2022	3,365	3,537,563
City of Los Angeles Department of Airports Series 2016-A 5.00%, 05/15/2026–05/15/2030	4,470	5,381,696

2021 Annual Report	79

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Series 2017-A 5.00%, 05/15/2030–05/15/2031	$4,860	$5,909,770
Series 2018-D 5.00%, 05/15/2026	2,890	3,446,285
Series 2019 4.00%, 05/15/2044	1,000	1,126,576
5.00%, 05/15/2031	485	610,643
Series 2020 5.00%, 05/15/2033	1,000	1,293,402
Series 2020-C 5.00%, 05/15/2028	2,070	2,591,407
City of Oakland CA Series 2015-A 5.00%, 01/15/2022	1,380	1,398,813
City of Riverside CA Electric Revenue Series 2019-A 5.00%, 10/01/2021	2,590	2,590,000
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017 5.00%, 09/01/2031	1,000	1,191,013
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	340	393,506
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011-A 5.00%, 11/01/2024 (Pre-refunded/ETM)	5,385	5,404,821
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2024	1,955	2,168,352
Series 2014-B 5.00%, 03/01/2026	2,360	2,622,978
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	1,000	1,040,358
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	855	892,783
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	2,830	3,234,915
County of Monterey CA (County of Monterey CA COP) Series 2017 5.00%, 10/01/2029	4,870	6,036,575
Principal Amount (000)		U.S. $ Value

County of Sacramento CA Airport System Revenue Series 2018-E 5.00%, 07/01/2032	$1,280	$1,585,107
County of San Diego CA (County of San Diego CA COP) Series 2014-A 5.00%, 10/15/2027–10/15/2028	2,550	2,901,603
CSCDA Community Improvement Authority 4.00%, 01/10/2046	1,000	1,050,250
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	1,000	1,019,468
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(a)	990	974,499
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(a)	1,000	936,554
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	1,000	960,840
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2028	1,505	1,711,965
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036	1,740	1,762,228
Series 2021 1.40%, 06/01/2025(c)	1,000	1,003,394
Irvine Unified School District Series 2017-A 5.00%, 09/01/2023	925	1,004,890
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2022	1,460	1,465,305
Los Angeles Community College District/CA Series 2015-A 5.00%, 08/01/2030 (Pre-refunded/ETM)	2,585	2,930,428

80	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Los Angeles Department of Water & Power Series 2020-B 5.00%, 07/01/2028–07/01/2029	$820	$1,058,922
Los Angeles Department of Water & Power Power System Revenue Series 2018-A 5.00%, 07/01/2028	1,660	2,084,403
Los Angeles Unified School District/CA Series 2014-C 5.00%, 07/01/2027	6,815	7,671,249
Metropolitan Water District of Southern California Series 2021-D 0.19% (SIFMA Municipal Swap Index + 0.14%), 07/01/2037(b)	1,000	1,000,129
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033	450	566,584
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2022–08/01/2024	945	1,030,838
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2025–08/01/2026	2,335	2,724,963
Peralta Community College District Series 2014-A 5.00%, 08/01/2027	5,855	6,572,812
Series 2020-A 5.00%, 08/01/2022	3,545	3,686,705
Port of Oakland Series 2012-P 5.00%, 05/01/2024 (Pre-refunded/ETM)	5,000	5,137,549
5.00%, 05/01/2025 (Pre-refunded/ETM)	1,405	1,443,651
Riverside County Redevelopment Successor Agency AGM Series 2017-B 5.00%, 10/01/2029	1,900	2,331,479
Romoland School District Series 2015 5.00%, 09/01/2023	300	324,652
Sacramento County Sanitation Districts Financing Authority Series 2014-A 5.00%, 12/01/2029	2,000	2,237,301
Sacramento County Water Financing Authority NATL Series 2007-B 0.65% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	1,450	1,440,915
San Diego Association of Governments (State of California DOT Fed Hwy Grant) Series 2019 1.80%, 11/15/2027	1,500	1,566,021
Principal Amount (000)		U.S. $ Value

San Diego County Regional Transportation Commission (San Diego County Regional Transportation Commission Sales Tax) Series 2021-A 5.00%, 10/01/2022	$1,970	$2,064,293
San Diego County Water Authority Series 2021-A 5.00%, 05/01/2022–05/01/2031	5,810	6,755,911
San Francisco Community College District Series 2015 5.00%, 06/15/2022	5,000	5,169,124
San Francisco Intl Airport Series 2012-2 5.00%, 05/01/2027	1,270	1,304,645
Series 2016-S 5.00%, 05/01/2025–05/01/2026	2,730	3,235,565
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01)
Series 2016 5.00%, 09/01/2027	750	866,420
Simi Valley Unified School District Series 2017 5.00%, 08/01/2022	1,500	1,560,215
State of California Series 2015 5.00%, 08/01/2022–03/01/2024	3,975	4,295,374
Series 2018-B 5.00%, 08/01/2029	7,615	9,655,560
Series 2021 5.00%, 09/01/2023	2,000	2,183,180
Stockton Redevelopment Agency Successor Agency AGM Series 2016-A 5.00%, 09/01/2025	1,900	2,223,401
Tobacco Securitization Authority of Southern California Series 2019 5.00%, 06/01/2030	960	1,239,170
University of California Series 2012 5.00%, 05/15/2023 (Pre-refunded/ETM)	130	133,859
5.00%, 05/15/2023	4,625	4,763,748
Series 2012-G 5.00%, 05/15/2023 (Pre-refunded/ETM)	2,645	2,723,514
Series 2013-A 5.00%, 05/15/2048	6,000	6,459,137
Series 2018-A 4.00%, 05/15/2024	2,120	2,327,151
Vista Unified School District Series 2012 5.00%, 08/01/2023 (Pre-refunded/ETM)	2,090	2,174,251
5.00%, 08/01/2025 (Pre-refunded/ETM)	2,150	2,236,670

2021 Annual Report	81

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Walnut Energy Center Authority Series 2014 5.00%, 01/01/2026–01/01/2028	$2,800	$3,149,466

		272,276,005

Colorado–0.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	1,000	1,058,046
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)	690	716,381
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017-A 5.00%, 12/01/2030	1,000	1,057,641
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	100	123,039

		2,955,107

Connecticut–0.3%
State of Connecticut Series 2015-B 5.00%, 06/15/2030	1,250	1,443,268

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(a)	100	112,298
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2031	100	79,856
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	140	142,970

		335,124

Guam–0.6%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	200	201,805
3.489%, 10/01/2031	120	122,107
Territory of Guam Series 2019 5.00%, 11/15/2031	95	109,597
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029–12/01/2032	570	666,045

Principal Amount (000)		U.S. $ Value

Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023–11/15/2031	$1,610	$1,823,425

		2,922,979

Illinois–2.3%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2024	2,000	2,265,440
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023–09/01/2033	300	357,989
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2030	1,400	1,696,186
State of Illinois Series 2014 5.00%, 05/01/2025	2,165	2,404,485
Series 2016 5.00%, 02/01/2022	1,520	1,543,334
Series 2017-D 5.00%, 11/01/2024	3,190	3,612,785

		11,880,219

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2027–02/01/2031	240	292,764

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 6.10%, 06/01/2038–12/01/2040(a)	210	273,084

Michigan–2.1%
City of Detroit MI Series 2018 5.00%, 04/01/2029–04/01/2030	2,600	3,096,152
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2025	2,175	2,391,449
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2030–12/31/2030	4,325	5,359,903

		10,847,504

Missouri–0.0%
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2027	100	114,300

82	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Nebraska–0.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	$2,290	$2,501,217

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	420	433,998

New Jersey–1.9%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2022	6,950	7,178,597
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	2,000	2,505,083

		9,683,680

New York–0.0%
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	210	235,478

Ohio–0.3%
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	160	162,814
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	835	928,770
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	180	183,165
Series 2016-B 4.375%, 06/01/2033	350	356,155

		1,630,904

Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022	1,000	1,029,118

Principal Amount (000)		U.S. $ Value

Puerto Rico–0.4%
Puerto Rico Highway & Transportation Authority
AGC Series 2005-L 5.25%, 07/01/2041	$190	$209,332
AGC Series 2007-C 5.50%, 07/01/2031	110	123,694
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	1,105	1,140,913
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series 2018-A
Zero Coupon, 07/01/2024	401	382,811

		1,856,750

South Carolina–0.5%
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2039	2,000	2,374,987

Texas–0.9%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	1,010	1,062,174
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	2,950	3,429,069

		4,491,243

Washington–0.2%
Kalispel Tribe of Indians Series 2018-A 5.00%, 01/01/2032(a)	1,000	1,183,327

Wisconsin–0.5%
UMA Education, Inc. Series 2019 5.00%, 10/01/2023–10/01/2029(a)	1,040	1,213,930
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	1,135	1,235,639

		2,449,569

Total Long-Term Municipal Bonds (cost $319,506,315)		334,167,512

Short-Term Municipal Notes–2.9%
California–2.9%
California Education Notes Program (California Education Notes Program State Lease) Series 2021-D 2.00%, 01/31/2022	5,405	5,438,919

2021 Annual Report	83

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

County of Los Angeles CA Series 2021 4.00%, 06/30/2022		$8,665	$8,916,266

Total Short-Term Municipal Notes (cost $14,357,311)			14,355,185

Total Municipal Obligations (cost $333,863,626)			348,522,697

	Shares

INVESTMENT COMPANIES–27.4%
Funds and Investment Trusts–27.4%(d)
iShares Core MSCI EAFE ETF		489,441	36,340,994
iShares Core MSCI Emerging Markets ETF		278,526	17,201,766
SPDR S&P 500 ETF Trust		184,960	79,373,734
Vanguard Mid-Cap ETF		19,951	4,723,599

Total Investment Companies (cost $90,152,995)			137,640,093

	Notional Amount

OPTIONS PURCHASED—PUTS–0.7%
Options on Equity Indices–0.7%
Euro STOXX 50 Index Expiration: Sep 2022; Contracts: 2,390; Exercise Price: EUR 3,200.00; Counterparty: UBS AG(e)	EUR	7,648,000	322,349
FTSE 100 Index Expiration: Apr 2022; Contracts: 570; Exercise Price: GBP 5,600.00; Counterparty: JPMorgan Chase Bank, NA(e)	GBP	3,192,000	63,141
FTSE 100 Index Expiration: Jun 2022; Contracts: 550; Exercise Price: GBP 5,700.00; Counterparty: UBS AG(e)		3,135,000	94,320
Nikkei 225 Index Expiration: Sep 2022; Contracts: 32,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(e)	JPY	736,000,000	182,492
S&P 500 Index Expiration: Aug 2022; Contracts: 19,100; Exercise Price: USD 3,525.00; Counterparty: UBS AG(e)	USD	67,327,500	2,731,556

Total Options Purchased—Puts (premiums paid $2,870,637)			3,393,858

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–0.6%
United States–0.6%
U.S. Treasury Notes 2.125%, 11/30/2023		$200	$207,750
2.625%, 02/15/2029(f)(g)		2,670	2,909,466

Total Governments—Treasuries (cost $3,013,207)			3,117,216

COMMERCIAL MORTGAGE-BACKED SECURITY–0.3%
Agency CMBS–0.3%
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038 (cost $1,322,126)		1,272	1,300,626

COLLATERALIZED MORTGAGE OBLIGATIONS–0.2%
Risk Share Floating Rate–0.2%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 2.986% (LIBOR 1 Month + 2.90%), 07/25/2024(b)		56	57,505
Series 2015-C02, Class 1M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(b)		57	57,576
Series 2016-C07, Class 2M2 4.436% (LIBOR 1 Month + 4.35%), 05/25/2029(b)		216	225,188
Series 2017-C01, Class 1M2 3.636% (LIBOR 1 Month + 3.55%), 07/25/2029(b)		237	244,159
Series 2017-C02, Class 2M2 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(b)		367	379,719
Series 2017-C06, Class 2M2 2.886% (LIBOR 1 Month + 2.80%), 02/25/2030(b)		184	187,693

Total Collateralized Mortgage Obligations (cost $1,058,657)			1,151,840

	Shares

SHORT-TERM INVESTMENTS–0.3%
Investment Companies–0.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(h)(i) (cost $1,344,099)		1,344,099	1,344,099

Total Investments—99.0% (cost $433,625,347)			496,470,429

Other assets less liabilities—1.0%			4,965,290

Net Assets—100.0%			$501,435,719

84	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

Euro STOXX 50 Index Futures	241	December 2021	$11,300,491	$(286,922)

FTSE 100 Index Futures	8	December 2021	762,467	9,809

Hang Seng Index Futures	30	October 2021	4,725,453	69,892

Nikkei 225 (OSE) Futures	4	December 2021	1,058,807	3,569

OMXS 30 Index Futures	203	October 2021	5,224,913	(188,179)

Russell 2000 E-Mini Futures	60	December 2021	6,602,400	(133,126)

S&P 500 E-Mini Futures	171	December 2021	36,745,763	(1,427,827)

S&P/TSX 60 Index Futures	12	December 2021	2,266,414	(50,312)

TOPIX Index Futures	36	December 2021	6,567,950	(2,915)

U.S. T-Note 2 Yr (CBT) Futures	52	December 2021	11,442,844	(6,554)

U.S. T-Note 10 Yr (CBT) Futures	312	December 2021	41,062,125	(446,480)

U.S. Ultra Bond (CBT) Futures	37	December 2021	7,069,313	(205,600)

Sold Contracts

FTSE 100 Index Futures	58	December 2021	5,527,885	(42,012)

MSCI Emerging Markets Futures	82	December 2021	5,106,960	235,751

MSCI Singapore IX ETS Futures	40	October 2021	1,041,390	722

SPI 200 Futures	55	December 2021	7,249,650	91,883

				$(2,378,301)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	EUR	1,049	USD	1,246	11/08/2021	$30,312

BNP Paribas SA	USD	2,483	SEK	21,592	10/13/2021	(16,005)

BNP Paribas SA	USD	1,120	NZD	1,610	10/15/2021	(8,562)

BNP Paribas SA	EUR	8,161	USD	9,652	11/08/2021	192,661

BNP Paribas SA	USD	4,443	EUR	3,787	11/08/2021	(53,218)

BNP Paribas SA	GBP	1,933	USD	2,660	11/10/2021	55,449

BNP Paribas SA	USD	3,049	GBP	2,205	11/10/2021	(77,867)

Citibank, NA	USD	982	SEK	8,499	10/13/2021	(11,213)

Citibank, NA	CHF	3,013	USD	3,338	10/28/2021	103,310

Citibank, NA	JPY	647,594	USD	5,914	11/17/2021	93,675

Goldman Sachs Bank USA	NOK	9,213	USD	1,042	10/13/2021	(12,176)

Goldman Sachs Bank USA	SEK	69,200	USD	7,896	10/13/2021	(8,987)

Goldman Sachs Bank USA	USD	1,915	NOK	16,873	10/13/2021	14,821

Goldman Sachs Bank USA	USD	2,006	SEK	17,317	10/13/2021	(28,110)

Goldman Sachs Bank USA	USD	823	CHF	765	10/28/2021	(1,778)

Goldman Sachs Bank USA	EUR	5,079	USD	5,984	11/08/2021	96,567

Goldman Sachs Bank USA	USD	7,666	EUR	6,564	11/08/2021	(57,715)

JPMorgan Chase Bank, NA	NOK	14,702	USD	1,655	10/13/2021	(26,552)

2021 Annual Report	85

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., Inc.	NOK	25,023	USD	2,885	10/13/2021	$22,621

Morgan Stanley & Co., Inc.	SEK	7,039	USD	809	10/13/2021	4,932

Morgan Stanley & Co., Inc.	USD	4,649	NOK	41,072	10/13/2021	49,514

Morgan Stanley & Co., Inc.	USD	665	NOK	5,787	10/13/2021	(2,967)

Morgan Stanley & Co., Inc.	CHF	4,413	USD	4,780	10/28/2021	42,197

Morgan Stanley & Co., Inc.	USD	2,483	CHF	2,267	10/28/2021	(48,866)

Morgan Stanley & Co., Inc.	USD	4,740	EUR	4,090	11/08/2021	646

Morgan Stanley & Co., Inc.	USD	9,665	EUR	8,161	11/08/2021	(206,105)

Morgan Stanley & Co., Inc.	AUD	3,378	USD	2,437	11/09/2021	(5,075)

Morgan Stanley & Co., Inc.	GBP	3,498	USD	4,815	11/10/2021	102,075

Morgan Stanley & Co., Inc.	USD	3,956	GBP	2,907	11/10/2021	(39,742)

Morgan Stanley & Co., Inc.	JPY	332,862	USD	3,028	11/17/2021	36,780

Morgan Stanley & Co., Inc.	USD	2,947	JPY	328,171	11/17/2021	2,709

Morgan Stanley & Co., Inc.	USD	13,543	JPY	1,490,096	11/17/2021	(150,220)

Morgan Stanley & Co., Inc.	USD	1,713	CAD	2,192	11/19/2021	17,699

Societe Generale	USD	3,350	SEK	28,831	10/13/2021	(56,472)

State Street Bank & Trust Co.	SEK	488	USD	56	10/13/2021	(165)

State Street Bank & Trust Co.	NZD	1,610	USD	1,122	10/15/2021	10,694

State Street Bank & Trust Co.	CHF	344	USD	376	10/28/2021	6,769

State Street Bank & Trust Co.	EUR	36	USD	43	11/08/2021	845

						$72,481

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value

FTSE 100 Index(j)	UBS AG	570	GBP 5,600.00	April 2022	GBP (3,192)	$82,920	$(63,141)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	1,420	01/15/2025	2.565%	CPI#	Maturity	$53,249	$—	$53,249
USD	710	01/15/2025	2.585%	CPI#	Maturity	26,023	—	26,023
USD	710	01/15/2025	2.613%	CPI#	Maturity	25,195	—	25,195
USD	6,470	01/15/2028	1.230%	CPI#	Maturity	884,367	—	884,367
USD	5,230	01/15/2028	0.735%	CPI#	Maturity	922,540	—	922,540
USD	1,575	01/15/2030	1.572%	CPI#	Maturity	201,833	—	201,833
USD	1,575	01/15/2030	1.587%	CPI#	Maturity	199,374	—	199,374
USD	240	01/15/2030	1.714%	CPI#	Maturity	27,190	—	27,190
USD	240	01/15/2030	1.731%	CPI#	Maturity	26,760	—	26,760
USD	1,300	01/15/2031	2.782%	CPI#	Maturity	12,630	—	12,630
USD	1,180	01/15/2031	2.680%	CPI#	Maturity	25,076	—	25,076
USD	1,000	04/15/2032	CPI#	2.748%	Maturity	(4,711)	—	(4,711)
USD	600	04/15/2032	CPI#	2.722%	Maturity	(4,813)	—	(4,813)
USD	1,613	02/15/2041	CPI#	2.500%	Maturity	(37,236)	—	(37,236)

86	Sanford C. Bernstein Fund, Inc.

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	1,587	02/15/2041	CPI#	2.505%	Maturity	$(34,768)	$—	$(34,768)
USD	450	02/15/2041	CPI#	2.553%	Maturity	(4,750)	—	(4,750)

						$2,317,959	$—	$2,317,959

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	14,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	$295,850	$—	$295,850
USD	4,180	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	126,194	—	126,194
USD	3,000	04/16/2034	3 Month LIBOR	2.673%	Quarterly/Semi-Annual	380,681	—	380,681

						$802,725	$—	$802,725

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts

Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	37	$(10,508)	$(3,543)	$(6,965)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	123	(34,932)	(15,193)	(19,739)

Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,272)	(958)	(1,314)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	20	(5,680)	(1,933)	(3,747)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	251	(71,284)	(29,868)	(41,416)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	255	(72,420)	(24,670)	(47,750)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	382	(108,488)	(36,008)	(72,480)

Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	48	(13,632)	(5,904)	(7,728)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	331	(94,004)	(30,284)	(63,720)

						$(413,220)	$(148,361)	$(264,859)

* Termination date

2021 Annual Report	87

Schedule of Investments (continued)

INFLATION (CPI) SWAPS (see Note 3)

Swap Counterparty	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
				Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	5,000	10/23/2026	2.310%	CPI#	Maturity	$(7,643)	$—	$(7,643)
Barclays Bank PLC	USD	5,000	12/04/2027	2.170%	CPI#	Maturity	292,336	—	292,336
Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	(10,557)	—	(10,557)
Citibank, NA	USD	6,400	10/23/2021	2.039%	CPI#	Maturity	(17,285)	—	(17,285)
Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	429,258	—	429,258
Citibank, NA	USD	3,000	07/20/2027	2.104%	CPI#	Maturity	201,777	—	201,777
Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	300,424	—	300,424
JPMorgan Chase Bank, NA	USD	3,000	03/02/2024	2.175%	CPI#	Maturity	115,389	—	115,389
JPMorgan Chase Bank, NA	USD	5,000	07/20/2024	1.995%	CPI#	Maturity	292,902	—	292,902
JPMorgan Chase Bank, NA	USD	4,000	11/04/2026	2.015%	CPI#	Maturity	297,238	—	297,238
JPMorgan Chase Bank, NA	USD	7,000	12/27/2028	2.009%	CPI#	Maturity	530,947	—	530,947
Morgan Stanley Capital Services LLC	USD	19,000	07/20/2022	1.939%	CPI#	Maturity	826,242	—	826,242
Morgan Stanley Capital Services LLC	USD	5,000	07/20/2032	2.158%	CPI#	Maturity	389,136	—	389,136

							$3,640,164	$—	$3,640,164

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	3,815	10/09/2029	1.120%	SIFMA*	Quarterly	$(28,035)	$—	$(28,035)
Citibank, NA	USD	3,815	10/09/2029	1.125%	SIFMA*	Quarterly	(29,707)	—	(29,707)

							$(57,742)	$—	$(57,742)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	3,806	12/17/2021	$(24,771)

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $29,661,805 or 5.9% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.
(c)	When-Issued or delayed delivery security.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Non-income producing security.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(h)	Affiliated investments.
(i)	The rate shown represents the 7-day yield as of period end.
(j)	One contract relates to 1 share.

88	Sanford C. Bernstein Fund, Inc.

As of September 30, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.9% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2021 Annual Report	89

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2021

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–68.8%

Long-Term Municipal Bonds–65.4%
Alabama–0.4%
County of Jefferson AL Sewer Revenue Series 2013-D 5.00%, 10/01/2022	$1,000	$1,047,659
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	321	344,311

		1,391,970

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	180	220,519

Arizona–0.0%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-B 4.00%, 10/01/2023(a)	45	45,016

Arkansas–0.7%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019-A 1.75%, 11/01/2032	2,745	2,762,451

California–0.1%
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036	385	389,918

Colorado–0.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	1,000	1,058,046
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)	600	622,940
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	100	123,039

		1,804,025

Connecticut–0.7%
State of Connecticut Series 2018-D 5.00%, 04/15/2027	2,280	2,809,975

Principal Amount (000)		U.S. $ Value
Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(a)	$100	$112,298
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2032	100	76,707

		189,005

Guam–0.6%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	100	100,777
3.339%, 10/01/2030	150	151,838
Territory of Guam Series 2019 5.00%, 11/15/2031	95	109,597
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029–12/01/2032	425	496,604
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023–11/15/2031	1,205	1,364,798

		2,223,614

Illinois–2.8%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	1,465	1,602,118
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022-09/01/2033	300	349,124
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2025	1,000	1,170,356
State of Illinois Series 2014 5.00%, 05/01/2022-05/01/2023	4,990	5,303,535
Series 2017-D 5.00%, 11/01/2024	2,000	2,265,069

		10,690,202

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026–02/01/2030	200	244,601

90	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Parish of St. James LA (NuStar Logistics LP) Series 2020 6.10%, 06/01/2038(a)	$100	$130,040

		374,641

Louisiana–0.0%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	100	113,476

Michigan–2.1%
City of Detroit MI Series 2018 5.00%, 04/01/2024–04/01/2025	2,115	2,341,291
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2026	5,055	5,707,921

		8,049,212

Nebraska–0.9%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	3,290	3,593,452

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	300	309,998

New Jersey–3.0%
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	125	130,282
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018-A 5.00%, 06/15/2024	3,410	3,825,998
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	3,490	4,371,370
New Jersey Turnpike Authority AGM Series 2005-D3 5.25%, 01/01/2026	2,555	3,048,220

		11,375,870

	Principal Amount (000)	U.S. $ Value
New York–48.3%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2021–12/15/2026	$855	$956,510
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2041(a)	150	169,072
Build NYC Resource Corp. (Metropolitan College of New York)
Series 2014 5.25%, 11/01/2029	1,000	1,101,162
City of New York NY Series 2014-A 5.00%, 08/01/2028	1,285	1,447,562
Series 2014-J 5.00%, 08/01/2027	1,085	1,223,241
Series 2018-E 5.00%, 03/01/2031	1,055	1,309,049
Series 2020-B 5.00%, 11/01/2027	2,120	2,640,981
Series 2020-C 5.00%, 08/01/2033–08/01/2034	6,315	8,157,692
Series 2021-D 1.396%, 08/01/2027	3,000	2,988,180
County of Albany NY Series 2020-C 5.00%, 11/01/2024	1,595	1,822,033
County of Nassau NY Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	4,775	5,329,156
Series 2017-C 5.00%, 10/01/2025	1,875	2,195,005
County of Westchester NY Series 2016-A 5.00%, 01/01/2023	2,435	2,581,164
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039(a)	1,000	1,198,245
Long Island Power Authority Series 2021-A 4.00%, 09/01/2032	1,000	1,231,132
5.00%, 09/01/2036	2,000	2,614,689
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/2025 (Pre-refunded/ETM)	2,075	2,086,550
Series 2011-C 5.00%, 11/15/2025	4,430	4,454,399
Series 2017-C 5.00%, 11/15/2026–11/15/2028	12,180	14,809,005
AGM Series 2021 0.584% (SOFR + 0.55%), 11/01/2032(b)	1,000	1,002,542

2021 Annual Report	91

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2023–11/15/2026	$8,840	$9,303,770
Series 2016-A 5.00%, 11/15/2025	1,375	1,624,304
Series 2019-A 5.00%, 03/01/2022	2,005	2,043,923
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2030	955	1,246,403
New York City Municipal Water Finance Authority Series 2015-G 5.00%, 06/15/2027	2,885	3,361,505
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2017-S 5.00%, 07/15/2032	1,955	2,387,278
Series 2018-S 5.00%, 07/15/2031	1,460	1,830,919
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013-I 5.00%, 05/01/2022	2,270	2,333,666
Series 2014-B 5.00%, 11/01/2026	4,000	4,474,855
Series 2015-C 5.00%, 11/01/2028	2,145	2,483,441
Series 2017 5.00%, 11/01/2026	1,925	2,344,283
Series 2019 4.00%, 11/01/2040	1,255	1,460,801
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	2,900	3,003,485
2.625%, 09/15/2069	320	327,213
2.80%, 09/15/2069	4,250	4,318,973
New York State Dormitory Authority Series 2012 5.00%, 12/15/2022 (Pre-refunded/ETM)	260	274,948
Series 2012-A 5.00%, 07/01/2026 (Pre-refunded/ETM)	1,965	2,036,063
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2024(a)	700	796,328

	Principal Amount (000)	U.S. $ Value
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2029–07/01/2032	$3,240	$4,147,344
New York State Dormitory Authority (St. John’s University/NY) Series 2021-A 4.00%, 07/01/2032	1,105	1,351,588
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012 5.00%, 12/15/2021–12/15/2022	2,705	2,808,753
Series 2014-A 5.00%, 02/15/2028	2,035	2,256,749
Series 2014-C 5.00%, 03/15/2029	3,000	3,335,502
Series 2018-A 5.00%, 03/15/2022	2,675	2,733,406
Series 2021 1.187%, 03/15/2026	1,000	998,337
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2021 5.00%, 06/15/2023	2,680	2,898,806
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2019-M 2.90%, 01/01/2035	2,000	2,107,802
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2040	2,750	3,227,796
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2022–03/15/2024	6,600	6,990,914
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	455	455,907
Series 2021 3.00%, 08/01/2031	1,000	1,069,682
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2030–01/01/2032	4,560	5,493,146
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2022	2,755	2,784,504

92	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-B 3.50%, 11/01/2024(a)	$600	$623,602
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2023	2,515	2,762,914
Series 2014 5.00%, 09/01/2023–09/01/2028	5,615	6,225,929
Series 2015 5.00%, 10/15/2023	1,000	1,093,427
Series 2019 5.00%, 11/01/2031	1,455	1,848,844
Sales Tax Asset Receivable Corp. Series 2014-A 5.00%, 10/15/2025 (Pre-refunded/ETM)	3,750	4,281,314
Suffolk Tobacco Asset Securitization Corp. Series 2021 4.00%, 06/01/2050	500	564,676
Triborough Bridge & Tunnel Authority Series 2021-A 5.00%, 11/01/2025	3,000	3,543,567
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	2,265	2,707,808
Series 2021-A 2.511%, 05/15/2035	1,500	1,502,632
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031–09/01/2033	1,115	1,433,174
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	5,575	6,738,957
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/2024	1,500	1,586,483

		182,543,090

Ohio–0.3%
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	835	928,770
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	300	305,276

		1,234,046

Principal Amount (000)		U.S. $ Value
Pennsylvania–1.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2024	$1,000	$1,102,790
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 02/01/2024	4,000	4,013,825

		5,116,615

Puerto Rico–0.6%
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	230	254,013
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	205	225,859
AGC Series 2007-N 5.25%, 07/01/2034–07/01/2036	380	412,826
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	830	856,975
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	100	111,306
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	304	290,211

		2,151,190

South Carolina–1.0%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	3,000	3,229,181
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2039	500	593,746

		3,822,927

Tennessee–1.1%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2018 4.00%, 11/01/2049	3,880	4,348,395

2021 Annual Report	93

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
Texas–0.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029		$100	$108,850

Washington–0.3%
Kalispel Tribe of Indians Series 2018-B 5.00%, 01/01/2032(a)		700	828,329
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035		149	172,298

			1,000,627

Wisconsin–0.2%
UMA Education, Inc. Series 2019 5.00%, 10/01/2025–10/01/2029(a)		705	830,971

Total Long-Term Municipal Bonds (cost $235,817,660)			247,500,055

Short-Term Municipal Notes–0.7%
New York–0.7%
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2021 5.00%, 06/15/2022		2,580	2,667,453
Evans-Brant Central School District Series 2021-C 1.50%, 06/24/2022		10,000	10,100,276

Total Short-Term Municipal Notes (cost $12,770,631)			12,767,729

Total Municipal Obligations (cost $248,588,291)			260,267,784

Shares

INVESTMENT COMPANIES–27.4%
Funds and Investment Trusts–27.4%(c)
iShares Core MSCI EAFE ETF		368,888	27,389,934
iShares Core MSCI Emerging Markets ETF		209,923	12,964,845
SPDR S&P 500 ETF Trust		139,403	59,823,403
Vanguard Mid-Cap ETF		15,037	3,560,160

Total Investment Companies (cost $67,667,120)			103,738,342

Principal Amount (000)			U.S. $ Value

GOVERNMENTS—TREASURIES–1.0%
United States–1.0%
U.S. Treasury Notes 2.625%, 02/15/2029(d)(e) (cost $3,739,849)		$3,543	$3,860,763

Notional Amount

OPTIONS PURCHASED—PUTS–0.7%
Options on Equity Indices–0.7%
Euro STOXX 50 Index Expiration: Sep 2022; Contracts: 1,800; Exercise Price: EUR 3,200.00; Counterparty: UBS AG(f)	EUR	5,760,000	242,774
FTSE 100 Index Expiration: Apr 2022; Contracts: 420; Exercise Price: GBP 5,600.00; Counterparty: JPMorgan Chase Bank, NA(f)	GBP	2,352,000	46,525
FTSE 100 Index Expiration: Jun 2022; Contracts: 410; Exercise Price: GBP 5,700.00; Counterparty: UBS AG(f)		2,337,000	70,311
Nikkei 225 Index Expiration: Sep 2022; Contracts: 24,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(f)	JPY	552,000,000	136,869
S&P 500 Index Expiration: Aug 2022; Contracts: 14,400; Exercise Price: USD 3,525.00; Counterparty: UBS AG(f)	USD	50,760,000	2,059,393

Total Options Purchased—Puts (premium paid $2,160,675)			2,555,872

Principal Amount (000)

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1M2
6.836% (LIBOR 1 Month + 6.75%), 08/25/2028(b)		$120	127,208
Series 2017-C01, Class 1M2
3.636% (LIBOR 1 Month + 3.55%), 07/25/2029(b)		169	174,399
Series 2018-C03, Class 1M2
2.236% (LIBOR 1 Month + 2.15%), 10/25/2030(b)		65	65,715

Total Collateralized Mortgage Obligations (cost $354,038)			367,322

94	Sanford C. Bernstein Fund, Inc.

Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–0.4%
Investment Companies–0.4%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.01%(c)(g)(h) (cost $1,639,159)	1,639,159	$1,639,159

Total Investments—98.4% (cost $324,149,132)		372,429,242

Other assets less liabilities—1.6%		5,890,633

Net Assets—100.0%		$378,319,875

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	181	December 2021	$8,487,091	$(217,493)

FTSE 100 Index Futures	6	December 2021	571,850	6,765

Hang Seng Index Futures	21	October 2021	3,307,817	48,924

Nikkei 225 (OSE) Futures	3	December 2021	794,106	2,677

OMXS 30 Index Futures	153	October 2021	3,937,988	(141,838)

Russell 2000 E-Mini Futures	45	December 2021	4,951,800	(99,845)

S&P 500 E-Mini Futures	129	December 2021	27,720,488	(1,071,705)

S&P/TSX 60 Index Futures	9	December 2021	1,699,811	(38,106)

TOPIX Index Futures	26	December 2021	4,743,519	(885)

U.S. T-Note 2 Yr (CBT) Futures	38	December 2021	8,362,078	(4,788)

U.S. T-Note 10 Yr (CBT) Futures	236	December 2021	31,059,812	(337,723)

U.S. Ultra Bond (CBT) Futures	28	December 2021	5,349,750	(155,603)

Sold Contracts

FTSE 100 Index Futures	43	December 2021	4,098,259	(31,657)

MSCI Emerging Markets Futures	61	December 2021	3,799,080	175,376

MSCI Singapore IX ETS Futures	30	October 2021	781,043	548

SPI 200 Futures	41	December 2021	5,404,284	71,406

				$(1,793,947)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	EUR	809	USD	961	11/08/2021	$23,384

BNP Paribas SA	USD	1,881	SEK	16,359	10/13/2021	(12,126)

BNP Paribas SA	USD	842	NZD	1,210	10/15/2021	(6,436)

BNP Paribas SA	EUR	6,178	USD	7,307	11/08/2021	145,846

BNP Paribas SA	USD	3,340	EUR	2,847	11/08/2021	(40,008)

BNP Paribas SA	GBP	1,457	USD	2,005	11/10/2021	41,794

BNP Paribas SA	USD	2,302	GBP	1,665	11/10/2021	(58,798)

2021 Annual Report	95

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Citibank, NA	USD	712	SEK	6,158	10/13/2021	$(8,125)

Citibank, NA	CHF	2,271	USD	2,517	10/28/2021	77,885

Citibank, NA	JPY	487,986	USD	4,456	11/17/2021	70,588

Goldman Sachs Bank USA	NOK	6,944	USD	785	10/13/2021	(9,177)

Goldman Sachs Bank USA	SEK	52,139	USD	5,949	10/13/2021	(6,771)

Goldman Sachs Bank USA	USD	1,446	NOK	12,742	10/13/2021	11,192

Goldman Sachs Bank USA	USD	1,513	SEK	13,056	10/13/2021	(21,193)

Goldman Sachs Bank USA	USD	635	CHF	590	10/28/2021	(1,371)

Goldman Sachs Bank USA	EUR	3,811	USD	4,490	11/08/2021	72,458

Goldman Sachs Bank USA	USD	5,718	EUR	4,896	11/08/2021	(43,147)

JPMorgan Chase Bank, NA	NOK	11,165	USD	1,257	10/13/2021	(20,164)

Morgan Stanley & Co., Inc.	NOK	18,874	USD	2,176	10/13/2021	17,065

Morgan Stanley & Co., Inc.	SEK	5,288	USD	608	10/13/2021	3,705

Morgan Stanley & Co., Inc.	USD	3,511	NOK	31,024	10/13/2021	37,282

Morgan Stanley & Co., Inc.	CHF	3,328	USD	3,605	10/28/2021	31,822

Morgan Stanley & Co., Inc.	USD	1,869	CHF	1,707	10/28/2021	(36,795)

Morgan Stanley & Co., Inc.	USD	3,596	EUR	3,102	11/08/2021	490

Morgan Stanley & Co., Inc.	USD	7,317	EUR	6,178	11/08/2021	(155,802)

Morgan Stanley & Co., Inc.	AUD	2,550	USD	1,840	11/09/2021	(3,831)

Morgan Stanley & Co., Inc.	GBP	2,631	USD	3,622	11/10/2021	76,800

Morgan Stanley & Co., Inc.	USD	2,978	GBP	2,188	11/10/2021	(29,901)

Morgan Stanley & Co., Inc.	JPY	251,189	USD	2,285	11/17/2021	27,756

Morgan Stanley & Co., Inc.	USD	2,205	JPY	245,565	11/17/2021	1,973

Morgan Stanley & Co., Inc.	USD	10,219	JPY	1,124,413	11/17/2021	(113,514)

Morgan Stanley & Co., Inc.	USD	1,303	CAD	1,667	11/19/2021	13,462

Societe Generale	USD	2,539	SEK	21,854	10/13/2021	(42,805)

State Street Bank & Trust Co.	SEK	407	USD	46	10/13/2021	(138)

State Street Bank & Trust Co.	USD	490	NOK	4,278	10/13/2021	(153)

State Street Bank & Trust Co.	NZD	1,210	USD	844	10/15/2021	8,053

State Street Bank & Trust Co.	CHF	260	USD	284	10/28/2021	5,085

State Street Bank & Trust Co.	EUR	8	USD	9	11/08/2021	186

						$56,571

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value

FTSE 100 Index(i)	UBS AG	420	GBP 5,600.00	April 2022	GBP (2,352)	$61,209	$(46,525)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	1,060	01/15/2025	2.565%	CPI#	Maturity	$39,750	$—	$39,750
USD	530	01/15/2025	2.585%	CPI#	Maturity	19,426	—	19,426
USD	530	01/15/2025	2.613%	CPI#	Maturity	18,807	—	18,807
USD	4,950	01/15/2028	1.230%	CPI#	Maturity	676,602	—	676,602

96	Sanford C. Bernstein Fund, Inc.

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	3,410	01/15/2028	0.735%	CPI#	Maturity	$601,503	$—	$601,503
USD	1,125	01/15/2030	1.572%	CPI#	Maturity	144,166	—	144,166
USD	1,125	01/15/2030	1.587%	CPI#	Maturity	142,410	—	142,410
USD	180	01/15/2030	1.714%	CPI#	Maturity	20,392	—	20,392
USD	180	01/15/2030	1.731%	CPI#	Maturity	20,070	—	20,070
USD	1,000	01/15/2031	2.782%	CPI#	Maturity	9,715	—	9,715
USD	880	01/15/2031	2.680%	CPI#	Maturity	18,701	—	18,701
USD	750	04/15/2032	CPI#	2.748%	Maturity	(3,533)	—	(3,533)
USD	450	04/15/2032	CPI#	2.722%	Maturity	(3,610)	—	(3,610)
USD	1,124	02/15/2041	CPI#	2.500%	Maturity	(25,947)	—	(25,947)
USD	1,106	02/15/2041	CPI#	2.505%	Maturity	(24,230)	—	(24,230)
USD	340	02/15/2041	CPI#	2.553%	Maturity	(3,589)	—	(3,589)

						$1,650,633	$—	$1,650,633

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	2,110	10/09/2029	3 Month LIBOR	1.473%	Quarterly/ Semi-Annual	$23,444	$—	$23,444

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	30	$(8,520)	$(2,872)	$(5,648)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	99	(28,117)	(12,229)	(15,888)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	7	(1,988)	(839)	(1,149)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	17	(4,828)	(1,643)	(3,185)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	201	(57,084)	(23,919)	(33,165)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	205	(58,220)	(19,833)	(38,387)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	310	(88,040)	(29,221)	(58,819)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	38	(10,792)	(4,674)	(6,118)

2021 Annual Report	97

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	268	$(76,112)	$(24,520)	$(51,592)

						$(333,701)	$(119,750)	$(213,951)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	4,000	10/23/2026	2.310%	CPI#	Maturity	$(6,114)	$—	$(6,114)
Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	(10,557)	—	(10,557)
Barclays Bank PLC	USD	3,000	12/04/2032	2.233%	CPI#	Maturity	188,270	—	188,270
Citibank, NA	USD	3,800	10/23/2021	2.039%	CPI#	Maturity	(10,263)	—	(10,263)
Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	429,258	—	429,258
Citibank, NA	USD	3,500	07/20/2027	2.104%	CPI#	Maturity	235,406	—	235,406
Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	300,424	—	300,424
JPMorgan Chase Bank, NA	USD	2,500	03/02/2024	2.175%	CPI#	Maturity	96,158	—	96,158
JPMorgan Chase Bank, NA	USD	7,000	07/20/2024	1.995%	CPI#	Maturity	410,063	—	410,063
JPMorgan Chase Bank, NA	USD	3,000	11/04/2026	2.015%	CPI#	Maturity	222,929	—	222,929
JPMorgan Chase Bank, NA	USD	5,000	12/27/2028	2.009%	CPI#	Maturity	379,248	—	379,248
Morgan Stanley Capital Services LLC	USD	8,500	07/20/2022	1.939%	CPI#	Maturity	369,634	—	369,634
Morgan Stanley Capital Services LLC	USD	1,800	07/20/2032	2.158%	CPI#	Maturity	140,089	—	140,089

							$2,744,545	$—	$2,744,545

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	2,840	10/09/2029	1.120%	SIFMA*	Quarterly	$(20,870)	$—	$(20,870)
Citibank, NA	USD	2,840	10/09/2029	1.125%	SIFMA*	Quarterly	(22,115)	—	(22,115)

							$(42,985)	$—	$(42,985)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	2,883	12/17/2021		$(18,766)

98	Sanford C. Bernstein Fund, Inc.

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $7,273,915 or 1.9% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Non-income producing security.
(g)	The rate shown represents the 7-day yield as of period end.
(h)	Affiliated investments.
(i)	One contract relates to 1 share.

As of September 30, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.7% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2021 Annual Report	99

Statement of Assets and Liabilities—September 30, 2021

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$949,789,937	$1,984,010,995	$985,696,813

Affiliated issuers	1,001,171,346	2,144,877,664	231,654,849

Foreign currencies, at value (a)	9,569,513	18,925,795	1,544,855

Cash	0	0	843,176

Cash collateral due from broker	9,987,750	24,093,362	12,892,398

Receivables:

Unaffiliated interest and dividends	337,209	634,858	4,344,607

Affiliated dividends	1,590	4,260	1,694

Foreign withholding tax reclaims	184,072	397,845	0

Investment securities sold	131,133	5,862,998	21,847,610

Capital shares sold	352,320	487,224	141,355

Variation margin on centrally cleared swaps	0	0	103,573

Newly entered centrally cleared credit default swaps	0	0	28,228

Unrealized appreciation of forward currency exchange contracts	9,528,305	19,792,302	5,451,092

Market value on credit default swaps (b)	0	0	1,069,056

Unrealized appreciation of total return swaps	0	0	11,641

Total assets	1,981,053,175	4,199,087,303	1,265,630,947

LIABILITIES

Due to custodian	9,987,750	0	0

Cash collateral due to broker	35,230,000	73,990,000	8,664,000

Options written, at value (premium received $832,104, $1,732,805 and $196,388, respectively)	633,624	1,317,097	149,544

Payables:

Investment securities purchased and foreign currency transactions	186,081	403,017	48,993,409

Variation margin on futures	6,169,130	12,035,232	3,780,958

Capital shares redeemed	1,574,216	1,932,994	997,609

Management fee	917,980	1,954,559	611,199

Shareholder servicing fee	275,518	539,691	126,014

Transfer Agent fee	14,555	21,281	14,976

Foreign capital gains taxes	0	0	28,230

Directors’ fees payable	96	0	122

Newly entered centrally cleared credit default swaps	0	0	28,437

Accrued expenses	402,469	424,087	484,825

Unrealized depreciation of forward currency exchange contracts	8,651,843	18,423,303	3,660,768

Market value on credit default swaps (c)	0	0	3,503,095

Unrealized depreciation of total return swaps	243,960	535,962	162,625

Total liabilities	64,287,222	111,577,223	71,205,811

NET ASSETS	$1,916,765,953	$4,087,510,080	$1,194,425,136

Cost of investments

Unaffiliated issuers	$575,600,005	$1,065,418,600	$966,464,666

Affiliated issuers	810,111,165	1,745,146,089	225,980,993

NET ASSETS CONSIST OF:

Capital stock, at par	$119,645	$240,599	$100,146

Additional paid-in capital	1,184,972,071	2,479,475,722	1,025,294,824

Distributable earnings (d)	731,674,237	1,607,793,759	169,030,166

	$1,916,765,953	$4,087,510,080	$1,194,425,136

(a) Cost: $9,632,865, $19,047,474 and $1,568,550, respectively. (Note 1)

(b) Net premiums paid of $0, $0 and $2,240,111, respectively.

(c) Net premiums received of $0, $0 and $1,242,437, respectively.

(d) Net of accrued foreign capital gains taxes on unrealized gains of $0, $0 and $2,562, respectively.

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,596,442,005	$3,144,804,119	$999,357,432

Shares of capital stock outstanding	99,686,753	185,231,450	83,835,279

Net asset value, offering and redemption price per share	$16.01	$16.98	$11.92

Class 2 Shares

Net Assets	$320,323,948	$942,705,961	$195,067,704

Shares of capital stock outstanding	19,958,723	55,368,013	16,311,065

Net asset value, offering and redemption price per share	$16.05	$17.03	$11.96

See Notes to Financial Statements.

2021 Annual Report	101

Statement of Assets and Liabilities—September 30, 2021 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,685,503,622	$495,126,330	$370,790,083

Affiliated issuers	41,016,612	1,344,099	1,639,159

Foreign currencies, at value (a)	1,717,241	484,437	373,384

Cash	0	0	0

Cash collateral due from broker	8,433,108	2,216,409	1,433,212

Receivables:

Unaffiliated interest and dividends	14,819,064	4,410,232	3,236,063

Affiliated dividends	531	74	42

Capital shares sold	336,962	90,985	8,245

Variation margin on futures	11,618,816	5,107,977	4,880,706

Variation margin on centrally cleared swaps	40,325	8,974	5,439

Unrealized appreciation of inflation swaps	12,016,093	3,675,649	2,771,479

Unrealized appreciation of forward currency exchange contracts	3,732,188	884,276	666,826

Total assets	1,779,234,562	513,349,442	385,804,638

LIABILITIES

Due to custodian	4,649,821	1,345,864	1,009,510

Cash collateral due to broker	22,100,000	6,210,000	4,790,000

Options written, at value (premium received $276,398, $82,920 and $61,209, respectively)	210,470	63,141	46,525

Payables:

Investment securities purchased	27,353,446	2,050,250	0

Management fee	935,789	273,352	209,034

Capital shares redeemed	443,274	311,930	105,141

Shareholder servicing fee	150,535	40,568	39,293

Transfer Agent fee	12,022	4,870	4,856

Directors’ fees payable	95	0	71

Accrued expenses	357,511	270,735	247,692

Unrealized depreciation of forward currency exchange contracts	3,141,041	811,795	610,255

Market value on credit default swaps (b)	1,140,260	413,220	333,701

Unrealized depreciation of interest rate swaps	188,738	57,742	42,985

Unrealized depreciation of inflation swaps	199,536	35,485	26,934

Unrealized depreciation of total return swaps	85,574	24,771	18,766

Total liabilities	60,968,112	11,913,723	7,484,763

NET ASSETS	$1,718,266,450	$501,435,719	$378,319,875

Cost of investments

Unaffiliated issuers	$1,460,816,947	$432,281,248	$322,509,973

Affiliated issuers	41,016,612	1,344,099	1,639,159

NET ASSETS CONSIST OF:

Capital stock, at par	$138,939	$40,769	$31,063

Additional paid-in capital	1,438,565,532	421,112,241	318,832,885

Distributable earnings	279,561,979	80,282,709	59,455,927

	$1,718,266,450	$501,435,719	$378,319,875

(a) Cost: $1,738,408, $490,153 and $378,049, respectively. (Note 1)

(b) Net premiums received of $420,345, $148,361 and $119,750, respectively.

See Notes to Financial Statements.

102	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,194,517,619	$321,781,638	$312,157,066

Shares of capital stock outstanding	96,664,782	26,182,282	25,641,803

Net asset value, offering and redemption price per share	$12.36	$12.29	$12.17

Class 2 Shares

Net Assets	$523,748,831	$179,654,081	$66,162,809

Shares of capital stock outstanding	42,273,866	14,587,063	5,421,093

Net asset value, offering and redemption price per share	$12.39	$12.32	$12.20

See Notes to Financial Statements.

2021 Annual Report	103

Statement of Operations—for the year ended September 30, 2021

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME

Income:

Interest (net of foreign taxes withheld of $0, $0 and $533, respectively)	$0	$0	$30,480,651

Dividends

Unaffiliated issuers (net of foreign withholding taxes of $98,394, $201,265 and $0, respectively)	11,929,915	24,297,642	0

Affiliated issuers	12,577,443	26,505,558	1,470,877

Total income	24,507,358	50,803,200	31,951,528

Expenses:

Management fee (see Note 2A)	17,376,785	35,615,204	7,952,892

Shareholder servicing fee (see Note 2B)	3,213,840	6,115,908	1,531,812

Custody and accounting fees	270,634	276,484	387,188

Transfer Agent fee—Class 1	61,925	82,351	63,212

Transfer Agent fee—Class 2	12,505	25,258	12,522

Auditing and tax fees	124,759	112,132	132,315

Directors’ fees and expenses	72,422	149,057	46,719

Legal fees	43,905	85,805	29,183

Registration fees	38,818	38,867	40,840

Printing fees	27,544	36,099	27,642

Miscellaneous	88,679	131,001	84,061

Total expenses before interest expense	21,331,816	42,668,166	10,308,386

Interest expense	196,431	370,071	0

Total expenses	21,528,247	43,038,237	10,308,386

Less: expenses waived and reimbursed by the Adviser (see Note 2A & 2D)	(6,820,314)	(13,969,207)	(452,986)

Net expenses	14,707,933	29,069,030	9,855,400

Net investment income	9,799,425	21,734,170	22,096,128

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	139,246,887	271,679,862	21,728,835

Affiliated Underlying Portfolios	5,636,963	12,594,853	0

Forward currency exchange contracts	5,691,823	11,352,008	(3,428,111)

Futures	48,803,875	89,674,507	121,216,986

Options written	3,454,286	6,912,884	1,476,584

Swaps	(1,036,819)	(2,147,384)	(6,157,493)

Swaptions written	0	0	1,072,365

Foreign currency transactions	79,446	(86,811)	8,402,058

Net realized gain on investment and foreign currency transactions	201,876,461	389,979,919	144,311,224

Net change in unrealized appreciation/depreciation of:

Investments (b)	86,649,000	190,577,146	(37,413,240)

Affiliated Underlying Portfolios	166,659,495	338,387,289	12,765,627

Forward currency exchange contracts	(1,704,494)	(3,841,628)	1,468,392

Futures	(24,939,701)	(55,603,467)	(12,405,625)

Options written	198,480	415,708	(138,986)

Swaps	(243,960)	(535,962)	3,845,634

Swaptions written	0	0	(121,782)

Foreign currency denominated assets and liabilities	(94,562)	(166,287)	(128,462)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	226,524,258	469,232,799	(32,128,442)

Net realized and unrealized gain on investment and foreign currency transactions	428,400,719	859,212,718	112,182,782

Net increase in net assets resulting from operations	$438,200,144	$880,946,888	$134,278,910

(a) Net of foreign realized capital gains taxes of $0, $0 and $23,357, respectively.

(b) Net of increase in accrued foreign capital gains taxes on unrealized gains of $0, $0 and $582, respectively.

See Notes to Financial Statements.

104	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$31,638,466	$9,005,611	$6,732,613

Dividends

Unaffiliated issuers	7,710,718	2,285,361	1,719,937

Affiliated issuers	10,057	1,933	2,023

Total income	39,359,241	11,292,905	8,454,573

Expenses:

Management fee (see Note 2A)	11,246,705	3,354,825	2,501,962

Shareholder servicing fee (see Note 2B)	1,794,156	485,179	470,000

Custody and accounting fees	226,747	149,047	136,939

Transfer Agent fee—Class 1	41,824	14,030	18,265

Transfer Agent fee—Class 2	18,689	8,349	4,172

Auditing and tax fees	109,164	108,888	109,164

Registration fees	39,912	36,343	36,776

Directors’ fees and expenses	65,520	19,461	14,657

Legal fees	42,435	13,738	10,435

Printing fees	21,780	10,763	10,715

Miscellaneous	83,063	69,400	48,754

Total expenses	13,689,995	4,270,023	3,361,839

Less: expenses waived and reimbursed by the Adviser (see Note 2A & 2D)	(38,189)	(6,508)	(12,353)

Net expenses	13,651,806	4,263,515	3,349,486

Net investment income	25,707,435	7,029,390	5,105,087

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain on:

Investment transactions	18,617,191	15,239,596	8,603,531

Forward currency exchange contracts	5,187,860	1,690,613	1,092,857

Futures	61,250,646	17,781,706	12,945,331

Options written	1,223,226	389,433	270,320

Swaps	1,171,462	350,069	524,287

Foreign currency transactions	177,605	95,063	119,314

Net realized gain on investment and foreign currency transactions	87,627,990	35,546,480	23,555,640

Net change in unrealized appreciation/depreciation of:

Investments	68,152,044	9,344,560	14,539,914

Forward currency exchange contracts	(222,171)	(181,105)	(127,522)

Futures	(7,445,303)	(1,631,101)	(1,700,962)

Options written	65,928	19,779	14,684

Swaps	23,767,492	6,889,975	4,997,620

Foreign currency denominated assets and liabilities	(118,840)	(34,809)	(27,320)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	84,199,150	14,407,299	17,696,414

Net realized and unrealized gain on investment and foreign currency transactions	171,827,140	49,953,779	41,252,054

Net increase in net assets resulting from operations	$197,534,575	$56,983,169	$46,357,141

See Notes to Financial Statements.

2021 Annual Report	105

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$9,799,425	$19,432,460	$21,734,170	$40,226,657

Net realized gain (loss) on investment and foreign currency transactions	201,876,461	(15,552,142)	389,979,919	(33,688,779)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	226,524,258	(16,742,348)	469,232,799	(21,662,261)

Net increase (decrease) in net assets resulting from operations	438,200,144	(12,862,030)	880,946,888	(15,124,383)

Distributions to shareholders (a)	(17,001,108)	(27,475,125)	(36,651,761)	(55,053,958)

Capital-share transactions

Net proceeds from sales of shares	154,481,040	177,043,428	192,650,439	236,616,530

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	15,070,832	23,199,365	27,249,489	42,862,296

Total proceeds from shares sold	169,551,872	200,242,793	219,899,928	279,478,826

Cost of shares redeemed	(448,991,029)	(369,299,731)	(536,113,150)	(834,543,575)

Net decrease in net assets from capital-share transactions	(279,439,157)	(169,056,938)	(316,213,222)	(555,064,749)

Net increase (decrease) in net assets	141,759,879	(209,394,093)	528,081,905	(625,243,090)

NET ASSETS:

Beginning of period	1,775,006,074	1,984,400,167	3,559,428,175	4,184,671,265

End of period	$1,916,765,953	$1,775,006,074	$4,087,510,080	$3,559,428,175

(a) See page 109 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

106	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$22,096,128	$18,438,489	$25,707,435	$31,268,532

Net realized gain (loss) on investment and foreign currency transactions	144,311,224	24,991,174	87,627,990	(19,530,472)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(32,128,442)	(2,181,151)	84,199,150	30,319,385

Net increase in net assets resulting from operations	134,278,910	41,248,512	197,534,575	42,057,445

Distributions to shareholders (a)	(31,639,760)	(41,357,860)	(39,933,382)	(27,707,869)

Capital-share transactions

Net proceeds from sales of shares	104,405,883	144,744,261	100,538,157	163,671,586

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	27,251,385	32,701,023	29,470,081	21,096,970

Total proceeds from shares sold	131,657,268	177,445,284	130,008,238	184,768,556

Cost of shares redeemed	(234,486,549)	(225,503,576)	(231,922,066)	(378,674,260)

Net decrease in net assets from capital-share transactions	(102,829,281)	(48,058,292)	(101,913,828)	(193,905,704)

Net increase (decrease) in net assets	(190,131)	(48,167,640)	55,687,365	(179,556,128)

NET ASSETS:

Beginning of period	1,194,615,267	1,242,782,907	1,662,579,085	1,842,135,213

End of period	$1,194,425,136	$1,194,615,267	$1,718,266,450	$1,662,579,085

(a) See page 109 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2021 Annual Report	107

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$7,029,390	$9,006,083	$5,105,087	$6,640,671

Net realized gain (loss) on investment and foreign currency transactions	35,546,480	(13,822,517)	23,555,640	(8,824,210)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,407,299	17,088,630	17,696,414	6,280,909

Net increase in net assets resulting from operations	56,983,169	12,272,196	46,357,141	4,097,370

Distributions to shareholders (a)	(11,727,730)	(8,087,751)	(8,250,017)	(6,580,805)

Capital-share transactions

Net proceeds from sales of shares	23,111,334	53,517,358	14,948,702	29,344,538

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	8,192,214	6,243,843	6,209,530	5,164,172

Total proceeds from shares sold	31,303,548	59,761,201	21,158,232	34,508,710

Cost of shares redeemed	(86,704,857)	(119,191,467)	(55,404,943)	(78,469,725)

Net decrease in net assets from capital-share transactions	(55,401,309)	(59,430,266)	(34,246,711)	(43,961,015)

Net increase (decrease) in net assets	(10,145,870)	(55,245,821)	3,860,413	(46,444,450)

NET ASSETS:

Beginning of period	511,581,589	566,827,410	374,459,462	420,903,912

End of period	$501,435,719	$511,581,589	$378,319,875	$374,459,462

(a) See page 109 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

108	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Distributions to shareholders:

Class 1	$(13,630,356)	$(22,455,773)	$(26,615,553)	$(40,026,066)

Class 2	(3,370,752)	(5,019,352)	(10,036,208)	(15,027,892)

	$(17,001,108)	$(27,475,125)	$(36,651,761)	$(55,053,958)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Distributions to shareholders:

Class 1	$(26,263,774)	$(33,698,470)	$(26,878,303)	$(18,276,724)

Class 2	(5,375,986)	(7,659,390)	(13,055,079)	(9,431,145)

	$(31,639,760)	$(41,357,860)	$(39,933,382)	$(27,707,869)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Distributions to shareholders:

Class 1	$(7,015,375)	$(4,982,671)	$(6,618,995)	$(5,143,246)

Class 2	(4,712,355)	(3,105,080)	(1,631,022)	(1,437,559)

	$(11,727,730)	$(8,087,751)	$(8,250,017)	$(6,580,805)

See Notes to Financial Statements.

2021 Annual Report	109

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$12.81	$13.05	$13.69	$13.18	$11.62

Income from investment operations:

Investment income, net (a)(b)	0.07	0.13	0.14	0.12	0.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.25	(0.19)	(0.37)	0.57	1.52

Contributions from affiliates	0	0	0.00 (c)	0	0.00 (c)

Total from investment operations	3.32	(0.06)	(0.23)	0.69	1.62

Less dividends and distributions:

Dividends from net investment income	(0.12)	(0.15)	(0.13)	(0.18)	(0.06)

Distributions from net realized gain on investment transactions	0	(0.03)	(0.28)	0	0

Total dividends and distributions	(0.12)	(0.18)	(0.41)	(0.18)	(0.06)

Net asset value, end of period	$16.01	$12.81	$13.05	$13.69	$13.18

Total return (d)(e)	26.16%	(0.45)%	(1.46)%	5.21%	14.04%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,596,442	$1,465,081	$1,653,447	$1,811,002	$1,784,355

Average net assets (000 omitted)	$1,606,920	$1,539,035	$1,663,944	$1,829,185	$1,687,556

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.80%	0.81%	0.80%	0.78%	0.83%

Expenses, before waivers/reimbursements (f)(g)	1.15%	1.15%	1.14%	1.13%	1.13%

Net investment income (b)	0.47%	1.02%	1.11%	0.88%	0.79%

Portfolio turnover rate	21%	22%	21%	39%	48%

See Footnote Summary on page 122.

See Notes to Financial Statements.

110	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$12.84	$13.07	$13.72	$13.22	$11.65

Income from investment operations:

Investment income, net (a)(b)	0.10	0.15	0.18	0.15	0.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.26	(0.17)	(0.39)	0.56	1.54

Contributions from affiliates	0	0	0.00 (c)	0	0.00 (c)

Total from investment operations	3.36	(0.02)	(0.21)	0.71	1.66

Less dividends and distributions:

Dividends from net investment income	(0.15)	(0.18)	(0.16)	(0.21)	(0.09)

Distributions from net realized gain on investment transactions	0	(0.03)	(0.28)	0	0

Total dividends and distributions	(0.15)	(0.21)	(0.44)	(0.21)	(0.09)

Net asset value, end of period	$16.05	$12.84	$13.07	$13.72	$13.22

Total return (d)(e)	26.34%	(0.25)%	(1.23)%	5.37%	14.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$320,324	$309,925	$330,953	$427,346	$431,755

Average net assets (000 omitted)	$323,834	$319,363	$367,721	$420,846	$408,460

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.59%	0.61%	0.60%	0.58%	0.63%

Expenses, before waivers/reimbursements (f)(g)	0.95%	0.95%	0.94%	0.93%	0.93%

Net investment income (b)	0.69%	1.17%	1.37%	1.09%	0.99%

Portfolio turnover rate	21%	22%	21%	39%	48%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2021 Annual Report	111

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$13.65	$13.78		$14.29	$13.95	$12.30

Income from investment operations:

Investment income, net (a)(b)	0.08	0.13		0.15	0.13	0.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.39	(0.08)		(0.37)	0.55	1.60

Contributions from affiliates	0	0		0	0	0.00 (c)

Total from investment operations	3.47	0.05		(0.22)	0.68	1.71

Less dividends and distributions:

Dividends from net investment income	(0.14)	(0.18)		(0.12)	(0.30)	(0.06)

Distributions from net realized gain on investment transactions	0	(0.00	)(c)	(0.17)	(0.04)	0

Total dividends and distributions	(0.14)	(0.18)		(0.29)	(0.34)	(0.06)

Net asset value, end of period	$16.98	$13.65		$13.78	$14.29	$13.95

Total return (d)(e)	25.54%	0.29%		(1.28)%	4.85% (h)	13.99%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,144,804	$2,712,320		$3,143,494	$3,464,533	$3,418,084

Average net assets (000 omitted)	$3,057,954	$2,913,890		$3,181,790	$3,513,988	$3,258,122

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.77%	0.80%		0.80%	0.77%	0.82%

Expenses, before waivers/reimbursements (f)(g)	1.12%	1.13%		1.13%	1.12%	1.12%

Net investment income (b)	0.49%	0.99%		1.09%	0.89%	0.85%

Portfolio turnover rate	20%	22%		20%	42%	49%

See Footnote Summary on page 122.

See Notes to Financial Statements.

112	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$13.69	$13.82		$14.33	$14.00	$12.34

Income from investment operations:

Investment income, net (a)(b)	0.11	0.16		0.17	0.16	0.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.40	(0.08)		(0.36)	0.54	1.61

Contributions from affiliates	0	0		0	0	0.00 (c)

Total from investment operations	3.51	0.08		(0.19)	0.70	1.75

Less dividends and distributions:

Dividends from net investment income	(0.17)	(0.21)		(0.15)	(0.33)	(0.09)

Distributions from net realized gain on investment transactions	0	(0.00	)(c)	(0.17)	(0.04)	0

Total dividends and distributions	(0.17)	(0.21)		(0.32)	(0.37)	(0.09)

Net asset value, end of period	$17.03	$13.69		$13.82	$14.33	$14.00

Total return (d)(e)	25.78%	0.56%		(1.12)%	5.01% (h)	14.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$942,706	$847,108		$1,041,177	$1,119,490	$1,075,867

Average net assets (000 omitted)	$937,234	$935,278		$1,048,726	$1,114,328	$1,020,239

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.57%	0.60%		0.60%	0.57%	0.62%

Expenses, before waivers/reimbursements (f)(g)	0.92%	0.93%		0.93%	0.92%	0.92%

Net investment income (b)	0.71%	1.21%		1.28%	1.09%	1.05%

Portfolio turnover rate	20%	22%		20%	42%	49%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2021 Annual Report	113

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$10.96	$10.94	$10.96	$11.00	$10.67

Income from investment operations:

Investment income, net (a)(b)	0.21	0.16	0.21	0.20	0.16

Net realized and unrealized gain on investment and foreign currency transactions	1.05	0.22	0.17	0.01	0.42

Contributions from affiliates	0	0	0.00 (c)	0.00 (c)	0.00 (c)

Total from investment operations	1.26	0.38	0.38	0.21	0.58

Less dividends and distributions:

Dividends from net investment income	(0.25)	(0.32)	(0.26)	(0.23)	(0.25)

Distributions from net realized gain on investment transactions	(0.05)	(0.04)	(0.14)	(0.02)	0

Total dividends and distributions	(0.30)	(0.36)	(0.40)	(0.25)	(0.25)

Net asset value, end of period	$11.92	$10.96	$10.94	$10.96	$11.00

Total return (d)	11.61%	3.56%	3.75%	1.93%	5.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$999,357	$991,266	$1,024,761	$1,052,414	$1,037,681

Average net assets (000 omitted)	$1,021,208	$991,542	$1,014,279	$1,055,548	$985,539

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.83%	0.84%	0.83%	0.81%	0.84%

Expenses, before waivers/reimbursements (f)	0.87%	0.87%	0.86%	0.86%	0.87%

Net investment income (b)	1.78%	1.51%	1.95%	1.78%	1.49%

Portfolio turnover rate	98%	74%	67%	116%	115%

See Footnote Summary on page 122.

See Notes to Financial Statements.

114	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.00	$10.97	$10.98	$11.03	$10.69

Income from investment operations:

Investment income, net (a)(b)	0.23	0.18	0.22	0.21	0.18

Net realized and unrealized gain on investment and foreign currency transactions	1.04	0.23	0.18	0.01	0.42

Contributions from affiliates	0	0	0.00 (c)	0.00 (c)	0.00 (c)

Total from investment operations	1.27	0.41	0.40	0.22	0.60

Less dividends and distributions:

Dividends from net investment income	(0.26)	(0.34)	(0.27)	(0.25)	(0.26)

Distributions from net realized gain on investment transactions	(0.05)	(0.04)	(0.14)	(0.02)	0

Total dividends and distributions	(0.31)	(0.38)	(0.41)	(0.27)	(0.26)

Net asset value, end of period	$11.96	$11.00	$10.97	$10.98	$11.03

Total return (d)	11.64%	3.76%	3.97%	2.02%	5.83%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$195,068	$203,349	$218,022	$228,731	$217,317

Average net assets (000 omitted)	$202,314	$209,927	$226,099	$226,777	$228,978

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.68%	0.69%	0.68%	0.66%	0.69%

Expenses, before waivers/reimbursements (f)	0.72%	0.72%	0.71%	0.71%	0.71%

Net investment income (b)	1.93%	1.66%	2.10%	1.93%	1.65%

Portfolio turnover rate	98%	74%	67%	116%	115%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2021 Annual Report	115

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.27	$11.12	$11.25	$11.50	$11.10

Income from investment operations:

Investment income, net (a)(b)	0.17	0.19	0.21	0.19	0.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.19	0.12	(0.03)	0.02	0.50

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	1.36	0.31	0.18	0.21	0.67

Less dividends and distributions:

Dividends from net investment income	(0.27)	(0.16)	(0.20)	(0.18)	(0.17)

Distributions from net realized gain on investment transactions	0	0	(0.11)	(0.28)	(0.10)

Total dividends and distributions	(0.27)	(0.16)	(0.31)	(0.46)	(0.27)

Net asset value, end of period	$12.36	$11.27	$11.12	$11.25	$11.50

Total return (d)	12.11%	2.93%	1.81%	1.86%	6.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,194,517	$1,140,951	$1,240,530	$1,314,251	$1,299,848

Average net assets (000 omitted)	$1,196,104	$1,191,962	$1,254,989	$1,319,846	$1,271,281

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.84%	0.84%	0.83%	0.81%	0.82%

Expenses, before waivers/reimbursements (f)	0.84%	0.84%	0.84%	0.83%	0.84%

Net investment income (b)	1.44%	1.74%	1.89%	1.68%	1.50%

Portfolio turnover rate	19%	8%	12%	22%	22%

See Footnote Summary on page 122.

See Notes to Financial Statements.

116	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.30	$11.14	$11.27	$11.52	$11.12

Income from investment operations:

Investment income, net (a)(b)	0.19	0.21	0.22	0.21	0.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.19	0.13	(0.02)	0.02	0.51

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	1.38	0.34	0.20	0.23	0.69

Less dividends and distributions:

Dividends from net investment income	(0.29)	(0.18)	(0.22)	(0.20)	(0.19)

Distributions from net realized gain on investment transactions	0	0	(0.11)	(0.28)	(0.10)

Total dividends and distributions	(0.29)	(0.18)	(0.33)	(0.48)	(0.29)

Net asset value, end of period	$12.39	$11.30	$11.14	$11.27	$11.52

Total return (d)	12.35%	3.04%	1.93%	2.01%	6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$523,749	$521,628	$601,605	$643,676	$632,692

Average net assets (000 omitted)	$534,158	$559,800	$611,585	$646,854	$616,284

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.69%	0.69%	0.68%	0.66%	0.67%

Expenses, before waivers/reimbursements (f)	0.69%	0.69%	0.69%	0.68%	0.69%

Net investment income (b)	1.59%	1.89%	2.03%	1.83%	1.65%

Portfolio turnover rate	19%	8%	12%	22%	22%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2021 Annual Report	117

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.26	$11.14	$11.29	$11.49	$11.02

Income from investment operations:

Investment income, net (a)(b)	0.16	0.18	0.19	0.17	0.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.13	0.10	(0.03)	0.07	0.52

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	1.29	0.28	0.16	0.24	0.66

Less dividends and distributions:

Dividends from net investment income	(0.26)	(0.16)	(0.18)	(0.18)	(0.09)

Distributions from net realized gain on investment transactions	0	0	(0.13)	(0.26)	(0.10)

Total dividends and distributions	(0.26)	(0.16)	(0.31)	(0.44)	(0.19)

Net asset value, end of period	$12.29	$11.26	$11.14	$11.29	$11.49

Total return (d)	11.57%	2.48%	1.53%	2.13%	6.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$321,782	$315,270	$356,936	$368,640	$359,764

Average net assets (000 omitted)	$323,453	$339,567	$355,345	$366,150	$348,603

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.88%	0.88%	0.86%	0.85%	0.86%

Expenses, before waivers/reimbursements (f)	0.88%	0.88%	0.87%	0.87%	0.87%

Net investment income (b)	1.31%	1.60%	1.75%	1.49%	1.29%

Portfolio turnover rate	23%	13%	14%	28%	23%

See Footnote Summary on page 122.

See Notes to Financial Statements.

118	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.29	$11.16	$11.31	$11.50	$11.04

Income from investment operations:

Investment income, net (a)(b)	0.18	0.19	0.21	0.19	0.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.13	0.11	(0.04)	0.08	0.51

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	1.31	0.30	0.17	0.27	0.67

Less dividends and distributions:

Dividends from net investment income	(0.28)	(0.17)	(0.19)	(0.20)	(0.11)

Distributions from net realized gain on investment transactions	0	0	(0.13)	(0.26)	(0.10)

Total dividends and distributions	(0.28)	(0.17)	(0.32)	(0.46)	(0.21)

Net asset value, end of period	$12.32	$11.29	$11.16	$11.31	$11.50

Total return (d)	11.72%	2.68%	1.65%	2.37% (h)	6.28%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$179,654	$196,312	$209,891	$221,368	$221,485

Average net assets (000 omitted)	$192,674	$203,874	$217,264	$225,633	$207,974

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.73%	0.73%	0.71%	0.70%	0.71%

Expenses, before waivers/reimbursements (f)	0.73%	0.73%	0.72%	0.72%	0.72%

Net investment income (b)	1.46%	1.75%	1.90%	1.64%	1.45%

Portfolio turnover rate	23%	13%	14%	28%	23%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2021 Annual Report	119

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.02	$11.04	$11.19	$11.43	$10.99

Income from investment operations:

Investment income, net (a)(b)	0.15	0.18	0.20	0.17	0.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.25	(0.03)	(0.03)	0.04	0.52

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	1.40	0.15	0.17	0.21	0.67

Less dividends and distributions:

Dividends from net investment income	(0.25)	(0.17)	(0.19)	(0.18)	(0.11)

Distributions from net realized gain on investment transactions	0	0	(0.13)	(0.27)	(0.12)

Total dividends and distributions	(0.25)	(0.17)	(0.32)	(0.45)	(0.23)

Net asset value, end of period	$12.17	$11.02	$11.04	$11.19	$11.43

Total return (d)	12.82%	1.35%	1.67%	1.84%	6.17%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$312,157	$303,111	$335,908	$372,015	$369,475

Average net assets (000 omitted)	$313,333	$317,504	$343,928	$375,576	$362,361

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.90%	0.90%	0.88%	0.86%	0.87%

Expenses, before waivers/reimbursements (f)	0.90%	0.91%	0.89%	0.88%	0.88%

Net investment income (b)	1.30%	1.65%	1.84%	1.54%	1.32%

Portfolio turnover rate	19%	11%	19%	31%	17%

See Footnote Summary on page 122.

See Notes to Financial Statements.

120	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.05	$11.06	$11.21	$11.45	$11.02

Income from investment operations:

Investment income, net (a)(b)	0.17	0.20	0.22	0.19	0.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.25	(0.02)	(0.04)	0.04	0.51

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	1.42	0.18	0.18	0.23	0.67

Less dividends and distributions:

Dividends from net investment income	(0.27)	(0.19)	(0.20)	(0.20)	(0.12)

Distributions from net realized gain on investment transactions	0	0	(0.13)	(0.27)	(0.12)

Total dividends and distributions	(0.27)	(0.19)	(0.33)	(0.47)	(0.24)

Net asset value, end of period	$12.20	$11.05	$11.06	$11.21	$11.45

Total return (d)	12.96%	1.60%	1.79%	1.99%	6.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$66,163	$71,348	$84,996	$85,946	$88,232

Average net assets (000 omitted)	$71,584	$78,103	$81,875	$87,212	$87,691

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.75%	0.75%	0.73%	0.71%	0.72%

Expenses, before waivers/reimbursements (f)	0.75%	0.76%	0.74%	0.73%	0.73%

Net investment income (b)	1.44%	1.80%	1.99%	1.69%	1.47%

Portfolio turnover rate	19%	11%	19%	31%	17%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2021 Annual Report	121

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Overlay A Portfolio for the year ended September 30, 2020 by .02% and the Tax-Aware Overlay A Portfolio for the year ended September 30, 2020 by .02%.
(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Overlay A Portfolio	.36%	.35%	.34%	.37%	.31%
Tax-Aware Overlay A Portfolio	.36%	.34%	.34%	.36%	.31%
Overlay B Portfolio	.04%	.03%	.05%	.07%	.02%
Tax-Aware Overlay B Portfolio	.03%	.02%	.05%	.04%	.02%
Tax-Aware Overlay C Portfolio	.03%	.03%	.03%	.04%	.03%
Tax-Aware Overlay N Portfolio	.03%	.03%	.03%	.04%	.02%

Waiver:

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Overlay A Portfolio	.35%		.34%		.33%	.37%	.31%
Tax-Aware Overlay A Portfolio	.35%		.34%		.33%	.36%	.31%
Overlay B Portfolio	.04%		.03%		.03%	.07%	.02%
Tax-Aware Overlay B Portfolio	.00%	(c)	.00%	(c)	.02%	.04%	.02%
Tax-Aware Overlay C Portfolio	.00%	(c)	.00%	(c)	.01%	.04%	.03%
Tax-Aware Overlay N Portfolio	.00%	(c)	.00%	(c)	.01%	.04%	.02%

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.79%	.80%	.80%	.78%	.83%
Expenses, before waivers/reimbursements	1.14%	1.14%	1.14%	1.13%	1.13%
Class 2
Expenses, net of waivers/reimbursements	.58%	.60%	.60%	.58%	.63%
Expenses, before waivers/reimbursements	.94%	.94%	.94%	.93%	.93%
Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.77%	.79%	.80%	.77%	.82%
Expenses, before waivers/reimbursements	1.11%	1.13%	1.13%	1.12%	1.12%
Class 2
Expenses, net of waivers/reimbursements	.56%	.59%	.60%	.57%	.62%
Expenses, before waivers/reimbursements	.91%	.92%	.93%	.92%	.92%

(h)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See	Notes to Financial Statements.

122	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid

2021 Annual Report	123

Notes to Financial Statements (continued)

and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads,

124	Sanford C. Bernstein Fund, Inc.

default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2021 Annual Report	125

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2021:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$910,117,055	$0	$0	$910,117,055

Investment Companies	829,438,146	0	0	829,438,146

Options Purchased—Puts	0	35,673,068	0	35,673,068

Short-Term Investments:

Investment Companies	171,733,200	0	0	171,733,200

U.S. Treasury Bills	0	3,999,814	0	3,999,814

Total Investments in Securities	1,911,288,401	39,672,882	0	1,950,961,283

Other Financial Instruments (b):

Assets:

Futures	7,568,163	0	0	7,568,163	(c)

Forward Currency Exchange Contracts	0	9,528,305	0	9,528,305

Liabilities:

Futures	(27,140,286)	0	0	(27,140,286	)(c)

Forward Currency Exchange Contracts	0	(8,651,843)	0	(8,651,843)

Put Options Written	0	(633,624)	0	(633,624)

Total Return Swaps	0	(243,960)	0	(243,960)

Total	$1,891,716,278	$39,671,760	$0	$1,931,388,038

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$1,908,360,108	$0	$0	$1,908,360,108

Investment Companies	1,696,300,846	0	0	1,696,300,846

Options Purchased—Puts	0	75,650,887	0	75,650,887

Short-Term Investments	448,576,818	0	0	448,576,818

Total Investments in Securities	4,053,237,772	75,650,887	0	4,128,888,659

Other Financial Instruments (b):

Assets:

Futures	15,297,273	0	0	15,297,273	(c)

Forward Currency Exchange Contracts	0	19,792,302	0	19,792,302

Liabilities:

Futures	(63,663,883)	0	0	(63,663,883	)(c)

Forward Currency Exchange Contracts	0	(18,423,303)	0	(18,423,303)

Put Options Written	0	(1,317,097)	0	(1,317,097)

Total Return Swaps	0	(535,962)	0	(535,962)

Total	$4,004,871,162	$75,166,827	$0	$4,080,037,989

126	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Inflation-Linked Securities	$0	$250,007,318	$0	$250,007,318

Governments—Treasuries	0	232,263,836	0	232,263,836

Corporates—Investment Grade	0	187,057,495	0	187,057,495

Investment Companies	52,415,005	0	0	52,415,005

Mortgage Pass-Throughs	0	51,032,383	0	51,032,383

Collateralized Mortgage Obligations	0	49,633,179	0	49,633,179

Corporates—Non-Investment Grade	0	45,130,723	0	45,130,723

Commercial Mortgage-Backed Securities	0	42,035,357	476,874	42,512,231

Collateralized Loan Obligations	0	21,030,359	0	21,030,359

Asset-Backed Securities	0	13,683,792	1,654,825	15,338,617

Quasi-Sovereigns	0	14,250,705	0	14,250,705

Emerging Markets—Corporate Bonds	0	8,824,242	0	8,824,242

Options Purchased—Puts	0	8,123,209	0	8,123,209

Governments—Sovereign Agencies	0	7,017,547	0	7,017,547

Emerging Markets—Sovereigns	0	6,767,137	0	6,767,137

Local Governments—US Municipal Bonds	0	5,072,005	0	5,072,005

Governments—Sovereign Bonds	0	4,459,616	0	4,459,616

Emerging Markets—Treasuries	0	2,584,833	0	2,584,833

Local Governments—Provincial Bonds	0	1,500,254	0	1,500,254

Local Governments—Regional Bonds	0	746,378	0	746,378

Agencies	0	614,567	0	614,567

Covered Bonds	0	402,567	0	402,567

Short-Term Investments:

Investment Companies	179,239,844	0	0	179,239,844

U.S. Treasury Bills	0	31,327,612	0	31,327,612

Total Investments in Securities	231,654,849	983,565,114	2,131,699	1,217,351,662

Other Financial Instruments (b):

Assets:

Futures	934,683	0	0	934,683	(c)

Forward Currency Exchange Contracts	0	5,451,092	0	5,451,092

Centrally Cleared Credit Default Swaps	0	205,596	0	205,596	(c)

Centrally Cleared Inflation (CPI) Swaps	0	3,790,792	0	3,790,792	(c)

Centrally Cleared Interest Rate Swaps	0	1,278,894	0	1,278,894	(c)

Credit Default Swaps	0	1,069,056	0	1,069,056

Total Return Swaps	0	11,641	0	11,641

Liabilities:

Futures	(16,448,525)	0	0	(16,448,525	)(c)

Forward Currency Exchange Contracts	0	(3,660,768)	0	(3,660,768)

Put Options Written	0	(149,544)	0	(149,544)

Centrally Cleared Credit Default Swaps	0	(2,088,320)	0	(2,088,320	)(c)

Centrally Cleared Inflation (CPI) Swaps	0	(1,840,197)	0	(1,840,197	)(c)

Centrally Cleared Interest Rate Swaps	0	(2,191,404)	0	(2,191,404	)(c)

Credit Default Swaps	0	(3,503,095)	0	(3,503,095)

Total Return Swaps	0	(162,625)	0	(162,625)

Total	$216,141,007	$981,776,232	$2,131,699	$1,200,048,938

2021 Annual Report	127

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,127,280,908	$0	$1,127,280,908

Short-Term Municipal Notes	0	45,298,997	0	45,298,997

Investment Companies	469,877,632	0	0	469,877,632

Options Purchased—Puts	0	11,650,476	0	11,650,476

Corporates—Investment Grade	0	10,364,827	0	10,364,827

Governments—Treasuries	0	10,259,001	0	10,259,001

Corporates—Non-Investment Grade	0	5,634,539	0	5,634,539

Collateralized Mortgage Obligations	0	4,119,749	0	4,119,749

Commercial Mortgage-Backed Securities	0	1,017,493	0	1,017,493

Short-Term Investments	41,016,612	0	0	41,016,612

Total Investments in Securities	510,894,244	1,215,625,990	0	1,726,520,234

Other Financial Instruments (b):

Assets:

Futures	1,387,163	0	0	1,387,163	(c)

Forward Currency Exchange Contracts	0	3,732,188	0	3,732,188

Centrally Cleared Inflation (CPI) Swaps	0	7,752,283	0	7,752,283	(c)

Centrally Cleared Interest Rate Swaps	0	1,205,264	0	1,205,264	(c)

Inflation (CPI) Swaps	0	12,016,093	0	12,016,093

Liabilities:

Futures	(9,634,942)	0	0	(9,634,942	)(c)

Forward Currency Exchange Contracts	0	(3,141,041)	0	(3,141,041)

Put Options Written	0	(210,470)	0	(210,470)

Centrally Cleared Inflation (CPI) Swaps	0	(279,315)	0	(279,315	)(c)

Credit Default Swaps	0	(1,140,260)	0	(1,140,260)

Inflation (CPI) Swaps	0	(199,536)	0	(199,536)

Interest Rate Swaps	0	(188,738)	0	(188,738)

Total Return Swaps	0	(85,574)	0	(85,574)

Total	$502,646,465	$1,235,086,884	$0	$1,737,733,349

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$334,167,512	$0	$334,167,512

Short-Term Municipal Notes	0	14,355,185	0	14,355,185

Investment Companies	137,640,093	0	0	137,640,093

Options Purchased—Puts	0	3,393,858	0	3,393,858

Governments—Treasuries	0	3,117,216	0	3,117,216

Commercial Mortgage-Backed Securities	0	1,300,626	0	1,300,626

Collateralized Mortgage Obligations	0	1,151,840	0	1,151,840

Short-Term Investments	1,344,099	0	0	1,344,099

Total Investments in Securities	138,984,192	357,486,237	0	496,470,429

128	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (b):

Assets:

Futures	$411,626	$0	$0	$411,626	(c)

Forward Currency Exchange Contracts	0	884,276	0	884,276

Centrally Cleared Inflation (CPI) Swaps	0	2,404,237	0	2,404,237	(c)

Centrally Cleared Interest Rate Swaps	0	802,725	0	802,725	(c)

Inflation (CPI) Swaps	0	3,675,649	0	3,675,649

Liabilities:

Futures	(2,789,927)	0	0	(2,789,927	)(c)

Forward Currency Exchange Contracts	0	(811,795)	0	(811,795)

Put Options Written	0	(63,141)	0	(63,141)

Centrally Cleared Inflation (CPI) Swaps	0	(86,278)	0	(86,278	)(c)

Credit Default Swaps	0	(413,220)	0	(413,220)

Inflation (CPI) Swaps	0	(35,485)	0	(35,485)

Interest Rate Swaps	0	(57,742)	0	(57,742)

Total Return Swaps	0	(24,771)	0	(24,771)

Total	$136,605,891	$363,760,692	$0	$500,366,583

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$247,500,055	$0	$247,500,055

Short-Term Municipal Notes	0	12,767,729	0	12,767,729

Investment Companies	103,738,342	0	0	103,738,342

Governments—Treasuries	0	3,860,763	0	3,860,763

Options Purchased—Puts	0	2,555,872	0	2,555,872

Collateralized Mortgage Obligations	0	367,322	0	367,322

Short-Term Investments	1,639,159	0	0	1,639,159

Total Investments in Securities	105,377,501	267,051,741	0	372,429,242

Other Financial Instruments (b):

Assets:

Futures	305,696	0	0	305,696	(c)

Forward Currency Exchange Contracts	0	666,826	0	666,826

Centrally Cleared Inflation (CPI) Swaps	0	1,711,542	0	1,711,542	(c)

Centrally Cleared Interest Rate Swaps	0	23,444	0	23,444	(c)

Inflation (CPI) Swaps	0	2,771,479	0	2,771,479

Liabilities:

Futures	(2,099,643)	0	0	(2,099,643	)(c)

Forward Currency Exchange Contracts	0	(610,255)	0	(610,255)

Put Options Written	0	(46,525)	0	(46,525)

Centrally Cleared Inflation (CPI) Swaps	0	(60,909)	0	(60,909	)(c)

Credit Default Swaps	0	(333,701)	0	(333,701)

Inflation (CPI) Swaps	0	(26,934)	0	(26,934)

Interest Rate Swaps	0	(42,985)	0	(42,985)

Total Return Swaps	0	(18,766)	0	(18,766)

Total	$103,583,554	$271,084,957	$0	$374,668,511

(a)	See Schedule of Investments for sector classifications.

2021 Annual Report	129

Notes to Financial Statements (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2021, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is

130	Sanford C. Bernstein Fund, Inc.

recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. As of September 30, 2021, there were no permanent differences on each Portfolio.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $2.5 billion, 0.875% of the next $2.5 billion and 0.85% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio. Prior to November 13, 2020, the Overlay A and Tax-Aware Overlay paid the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion of the average daily net assets of each respective Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes,

2021 Annual Report	131

Notes to Financial Statements (continued)

extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%

Tax-Aware Overlay A	1.20%	1.00%

Overlay B	0.90%	0.75%

Tax-Aware Overlay B	0.90%	0.75%

Tax-Aware Overlay C	0.90%	0.75%

Tax-Aware Overlay N	0.90%	0.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 28, 2022 and then may be extended by the Adviser for additional one year terms. During the year ended September 30, 2021, such reimbursements/waivers amounted to $4,748 for the Tax-Aware Overlay N Portfolio.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

132	Sanford C. Bernstein Fund, Inc.

For the year ended September 30, 2021, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT
Overlay A	$95,757

Tax-Aware Overlay A	196,811

Overlay B	98,020

Tax-Aware Overlay B	38,189

Tax-Aware Overlay C	6,508

Tax-Aware Overlay N	7,605

AMRR	AMOUNT
Overlay A	$1,164,365

Tax-Aware Overlay A	2,286,464

Overlay B	354,966

Tax-Aware Overlay B	0

Tax-Aware Overlay C	0

Tax-Aware Overlay N	0

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, respectively. With respect to the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 28, 2022, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the year ended September 30, 2021, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - TAX MANAGED INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO CLASS Z
Overlay A	$0	$294,484	$528,064	$3,254,543	$1,185,105	$297,996

Tax-Aware Overlay A	589,756	0	1,100,701	6,744,767	2,458,844	591,864

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the year ended September 30, 2021 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/21 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$92,201	$645,589	$566,056	$0	$0	$171,734	$23	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	125,304	4,755	0	0	41,873	171,932	4,754	0

2021 Annual Report	133

Notes to Financial Statements (continued)

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
									DISTRIBUTIONS
FUND	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)		SALES PROCEEDS (000)		REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/21 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Bernstein Fund, Inc.: International Small Cap Portfolio	$90,463	$1,183		$0		$0	$26,159	$117,805	$1,183	$0

Bernstein Fund, Inc.—International Strategic Equities Portfolio	309,359	163,006	(a)	123,216		5,637	96,542	451,328	4,394	0

Bernstein Fund, Inc.—Small Cap Core Portfolio	24,953	160		0		0	11,743	36,856	160	0

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	41,032	946		0		0	9,538	51,516	947	0

Sanford C. Bernstein Fund, Inc.—AB International Portfolio	176,692	1,116		158,612	(a)	0	(19,196)	0	1,116	0

Total						$5,637	$166,659	$1,001,171	$12,577	$0

(a)	Includes $158,612,012 of purchases / sales resulting from the merger of the International Portfolio into the International Strategic Equities Portfolio, which took place on December 4, 2020.

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
								DISTRIBUTIONS
FUND	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)		SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/21 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$108,532	$1,363,265		$1,023,220	$0	$0	$448,577	$44	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	246,060	9,336		0	0	82,228	337,624	9,336	0

Bernstein Fund, Inc.: International Small Cap Portfolio	187,691	2,455		0	0	54,275	244,421	2,455	0

Bernstein Fund, Inc.—International Strategic Equities Portfolio	642,544	330,144	(a)	258,978	12,595	207,369	933,674	9,127	0

Bernstein Fund, Inc.—Small Cap Core Portfolio	49,560	318		0	0	23,323	73,201	318	0

134	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
								DISTRIBUTIONS
FUND	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)		REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/21 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	$85,527	$1,973	$0		$0	$19,881	$107,381	$1,974	$0

Sanford C. Bernstein Fund, Inc.—AB Tax-Managed International Portfolio	366,453	3,252	321,016	(a)	0	(48,689)	0	3,252	0

Total					$12,595	$338,387	$2,144,878	$26,506	$0

(a)

Includes $ 321,016,479 of purchases / sales resulting from the merger of the Tax-Managed International Portfolio into the International Strategic Equities Portfolio, which took place on December 4, 2020.

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/21 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$41,075	$717,181	$579,016	$0	$0	$179,240	$22	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	38,200	1,449	0	0	12,766	52,415	1,449	0

Total				$0	$12,766	$231,655	$1,471	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/21 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$14,382	$493,906	$467,271	$41,017	$10

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/21 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$9,214	$156,769	$164,639	$1,344	$2

2021 Annual Report	135

Notes to Financial Statements (continued)

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY N PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/21 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$7,125	$102,331	$107,817	$1,639	$2

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2021, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$367,516,033	$0	$713,054,959	$0

Tax-Aware Overlay A	705,878,821	0	1,367,889,257	0

Overlay B	436,739,971	587,099,193	513,421,140	629,643,036

Tax-Aware Overlay B	303,617,722	1,039,913	341,284,150	309,702

Tax-Aware Overlay C	111,046,787	1,325,986	129,868,802	4,374,443

Tax-Aware Overlay N	68,822,760	0	72,875,726	1,429,678

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

PORTFOLIO	COST	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
		APPRECIATION	(DEPRECIATION)
Overlay A	$1,389,653,220	$576,839,922	$(16,805,669)	$560,034,253

Tax-Aware Overlay A	2,811,359,489	1,337,304,714	(19,382,415)	1,317,922,299

Overlay B	1,193,305,275	42,274,139	(19,458,141)	22,815,998

Tax-Aware Overlay B	1,502,196,110	250,610,347	(6,127,581)	244,482,766

Tax-Aware Overlay C	433,678,494	71,828,422	(2,384,510)	69,443,912

Tax-Aware Overlay N	324,230,604	57,806,947	(5,238,566)	52,568,381

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due

136	Sanford C. Bernstein Fund, Inc.

from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2021, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2021, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the

2021 Annual Report	137

Notes to Financial Statements (continued)

same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2021, the Portfolios held purchased options for hedging and non-hedging purposes. During the year ended September 30, 2021, the Portfolios held written options for hedging and non-hedging purposes.

During the year ended September 30, 2021, the Overlay B Portfolio held purchased swaptions for hedging and non-hedging purposes. During the year ended September 30, 2021, the Overlay B Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

138	Sanford C. Bernstein Fund, Inc.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2021, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2021, the Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form

2021 Annual Report	139

Notes to Financial Statements (continued)

of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2021, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2021, the Portfolios held total return swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

140	Sanford C. Bernstein Fund, Inc.

During the year ended September 30, 2021, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$118,853	*	Receivable/Payable for variation margin on futures	$9,707,716	*

Equity contracts	Receivable/Payable for variation margin on futures	7,449,310	*	Receivable/Payable for variation margin on futures	17,432,570	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	9,528,305		Unrealized depreciation on forward currency exchange contracts	8,651,843

Equity contracts	Investments in securities, at value	35,673,068

Equity contracts				Options written, at value	633,624

Equity contracts				Unrealized depreciation on total return swaps	243,960

Total		$52,769,536			$36,669,713

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(18,001,069)	$(10,106,930)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	66,804,944	(14,832,771)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	5,691,823	(1,704,494)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(33,915,287)	5,537,077

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,454,286	198,480

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,036,819)	(243,960)

Total		$22,997,878	$(21,152,598)

2021 Annual Report	141

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$23,378,133	*

Equity contracts	Receivable/Payable for variation margin on futures	$15,297,273	*	Receivable/Payable for variation margin on futures	40,285,750	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	19,792,302		Unrealized depreciation on forward currency exchange contracts	18,423,303

Equity contracts	Investments in securities, at value	75,650,887

Equity contracts				Options written, at value	1,317,097

Equity contracts				Unrealized depreciation on total return swaps	535,962

Total		$110,740,462			$83,940,245

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(39,953,447)	$(20,819,653)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	129,627,954	(34,783,814)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	11,352,008	(3,841,628)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(70,160,961)	11,772,260

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	6,912,884	415,708

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,147,384)	(535,962)

Total		$35,631,054	$(47,793,089)

142	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$510,071	*	Receivable/Payable for variation margin on futures	$2,011,080	*

Equity contracts	Receivable/Payable for variation margin on futures	424,612	*	Receivable/Payable for variation margin on futures	14,437,445	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	46,158	*	Receivable/Payable for variation margin on centrally cleared swaps	56,748	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,069,666	*	Receivable/Payable for variation margin on centrally cleared swaps	4,080,149	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	5,451,092		Unrealized depreciation on forward currency exchange contracts	3,660,768

Equity contracts	Investments in securities, at value	8,123,209

Equity contracts				Options written, at value	149,544

Credit contracts	Market value on credit default swaps	1,069,056		Market value on credit default swaps	3,503,095

Credit contracts	Unrealized appreciation on total return swaps	11,641

Equity contracts				Unrealized depreciation on total return swaps	162,625

Total		$20,705,505			$28,061,454

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,723,984	$(1,409,495)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	118,493,002	(10,996,130)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(3,428,111)	1,468,392

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	83,805	(4,171)

2021 Annual Report	143

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(7,518,757)	$1,253,850

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,476,584	(138,986)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	147,898	(178,520)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	924,467	56,738

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,936,081)	2,966,732

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,866,078)	1,041,527

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	644,666	(162,625)

Total		$106,745,379	$(6,102,688)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$2,270,150	*

Equity contracts	Receivable/Payable for variation margin on futures	$1,387,163	*	Receivable/Payable for variation margin on futures	7,364,792	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	8,957,547	*	Receivable/Payable for variation margin on centrally cleared swaps	279,315	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,732,188		Unrealized depreciation on forward currency exchange contracts	3,141,041

Equity contracts	Investments in securities, at value	11,650,476

Equity contracts				Options written, at value	210,470

Interest rate contracts	Unrealized appreciation on inflation swaps	12,016,093		Unrealized depreciation on inflation swaps	199,536

Interest rate contracts				Unrealized depreciation on interest rate swaps	188,738

Credit contracts				Market value on credit default swaps	1,140,260

Equity contracts				Unrealized depreciation on total return swaps	85,574

Total		$37,743,467			$14,879,876

144	Sanford C. Bernstein Fund, Inc.

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,593,484)	$(1,933,151)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	65,844,130	(5,512,152)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	5,187,860	(222,171)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(10,593,442)	1,803,101

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,223,226	65,928

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,282,023	23,664,140

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	131,119	188,926

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(241,680)	(85,574)

Total		$58,239,752	$17,969,047

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$658,634	*

Equity contracts	Receivable/Payable for variation margin on futures	$411,626	*	Receivable/Payable for variation margin on futures	2,131,293	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	3,206,962	*	Receivable/Payable for variation margin on centrally cleared swaps	86,278	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	884,276		Unrealized depreciation on forward currency exchange contracts	811,795

2021 Annual Report	145

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts	Investments in securities, at value	$3,393,858

Equity contracts			Options written, at value	$63,141

Interest rate contracts	Unrealized appreciation on inflation swaps	3,675,649	Unrealized depreciation on inflation swaps	35,485

Interest rate contracts			Unrealized depreciation on interest rate swaps	57,742

Credit contracts			Market value on credit default swaps	413,220

Equity contracts			Unrealized depreciation on total return swaps	24,771

Total		$11,572,371		$4,282,359

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,423,092)	$(554,193)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	19,204,798	(1,076,908)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,690,613	(181,105)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,161,215)	523,221

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	389,433	19,779

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	385,672	6,846,187

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	47,421	68,559

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(83,024)	(24,771)

Total		$17,050,606	$5,620,769

146	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$498,114	*

Equity contracts	Receivable/Payable for variation margin on futures	$305,696	*	Receivable/Payable for variation margin on futures	1,601,529	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,734,986	*	Receivable/Payable for variation margin on centrally cleared swaps	60,909	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	666,826		Unrealized depreciation on forward currency exchange contracts	610,255

Equity contracts	Investments in securities, at value	2,555,872

Equity contracts				Options written, at value	46,525

Interest rate contracts	Unrealized appreciation on inflation swaps	2,771,479		Unrealized depreciation on inflation swaps	26,934

Interest rate contracts				Unrealized depreciation on interest rate swaps	42,985

Credit contracts				Market value on credit default swaps	333,701

Equity contracts				Unrealized depreciation on total return swaps	18,766

Total		$8,034,859			$3,239,718

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,006,995)	$(421,544)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	13,952,326	(1,279,418)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,092,857	(127,522)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,369,609)	395,197

2021 Annual Report	147

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$270,320	$14,684

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	544,779	4,961,018

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	38,294	55,368

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(58,786)	(18,766)

Total		$12,463,186	$3,579,017

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2021:

OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$1,488,495,252

Average notional amount of sale contracts	$249,073,345

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$402,219,227

Average principal amount of sale contracts	$432,139,277

Purchased Options:

Average notional amount	$793,121,036	(a)

Written Options:

Average notional amount	$117,566,699	(b)

Total Return Swaps:

Average notional amount	$24,650,839	(c)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for eight months during the year.

TAX-AWARE OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$2,920,745,180

Average notional amount of sale contracts	$434,330,313

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$831,737,924

Average principal amount of sale contracts	$888,493,582

Purchased Options:

Average notional amount	$1,654,277,857	(a)

148	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO
Written Options:

Average notional amount	$238,613,156	(b)

Total Return Swaps:

Average notional amount	$50,579,871	(c)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for eight months during the year.

OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$685,321,319

Average notional amount of sale contracts	$162,391,651

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$269,323,429

Average principal amount of sale contracts	$394,648,429

Purchased Options:

Average notional amount	$204,174,918	(a)

Purchased Swaptions:

Average notional amount	$5,530,000	(b)

Written Options:

Average notional amount	$35,843,837	(c)

Written Swaptions:

Average notional amount	$30,350,868	(d)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$160,513,091

Centrally Cleared Inflation Swaps:

Average notional amount	$97,603,077

Credit Default Swaps:

Average notional amount of buy contracts	$14,658,462

Average notional amount of sale contracts	$15,510,846

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$92,398,236

Average notional amount of sale contracts	$3,899,421

Total Return Swaps:

Average notional amount	$14,062,281

(a)	Positions were open for eight months during the year.

(b)	Positions were open for less than one month during the year.

(c)	Positions were open for six months during the year.

(d)	Positions were open for five months during the year.

2021 Annual Report	149

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$449,017,088

Average notional amount of sale contracts	$38,593,558

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$169,904,864

Average principal amount of sale contracts	$138,364,151

Purchased Options:

Average notional amount	$289,244,549	(a)

Written Options:

Average notional amount	$40,804,533	(b)

Interest Rate Swaps:

Average notional amount	$24,940,000

Inflation Swaps:

Average notional amount	$265,146,231

Centrally Cleared Interest Rate Swaps:

Average notional amount	$100,439,615

Centrally Cleared Inflation Swaps:

Average notional amount	$61,561,538

Credit Default Swaps:

Average notional amount of sale contracts	$4,015,000

Total Return Swaps:

Average notional amount	$7,885,661	(a)

(a)	Positions were open for eight months during the year.

(b)	Positions were open for four months during the year.

TAX-AWARE OVERLAY C PORTFOLIO
Futures:

Average notional amount of buy contracts	$132,387,046

Average notional amount of sale contracts	$11,038,067

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$50,455,915

Average principal amount of sale contracts	$40,708,668

Purchased Options:

Average notional amount	$85,715,075	(a)

Written Options:

Average notional amount	$12,738,360	(b)

Interest Rate Swaps:

Average notional amount	$7,630,000

Inflation Swaps:

Average notional amount	$77,342,462

150	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO
Centrally Cleared Interest Rate Swaps:

Average notional amount	$31,190,000

Centrally Cleared Inflation Swaps:

Average notional amount	$18,960,000

Credit Default Swaps:

Average notional amount of sale contracts	$1,455,000

Total Return Swaps:

Average notional amount	$2,211,101	(a)

(a)	Positions were open for eight months during the year.

(b)	Positions were open for four months during the year.

TAX-AWARE OVERLAY N PORTFOLIO
Futures:

Average notional amount of buy contracts	$98,274,987

Average notional amount of sale contracts	$9,081,541

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$36,846,282

Average principal amount of sale contracts	$29,941,968

Purchased Options:

Average notional amount	$64,260,810	(a)

Written Options:

Average notional amount	$8,975,107	(b)

Interest Rate Swaps:

Average notional amount	$5,680,000

Inflation Swaps:

Average notional amount	$56,441,154

Centrally Cleared Interest Rate Swaps:

Average notional amount	$10,194,615

Centrally Cleared Inflation Swaps:

Average notional amount	$13,610,769

Credit Default Swaps:

Average notional amount of sale contracts	$1,175,000

Total Return Swaps:

Average notional amount	$1,655,398	(a)

(a)	Positions were open for eight months during the year.

(b)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2021 Annual Report	151

Notes to Financial Statements (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$508,268	$0	$0	$0	$508,268

BNP Paribas SA	2,705,116	(1,573,742)	0	0	1,131,374

Citibank, NA	2,380,575	(117,298)	0	0	2,263,277

Goldman Sachs Bank USA	1,141,105	(1,141,105)	0	0	0

JPMorgan Chase Bank, NA	633,624	(299,748)	(333,876)	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	2,768,842	(2,768,842)	0	0	0

State Street Bank & Trust Co.	24,399	0	0	0	24,399

UBS AG	35,039,444	(633,624)	(33,300,000)	0	1,105,820

Total	$45,201,373	$(6,534,359)	$(33,633,876)	$0	$5,033,138	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

BNP Paribas SA	$1,573,742	$(1,573,742)	$0	$0	$0

Citibank, NA	117,298	(117,298)	0	0	0

Goldman Sachs Bank USA	1,152,581	(1,141,105)	0	0	11,476

JPMorgan Chase Bank, NA	299,748	(299,748)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	5,181,665	(2,768,842)	0	0	2,412,823

Societe Generale	570,769	0	0	0	570,769

UBS AG	633,624	(633,624)	0	0	0

Total	$9,529,427	$(6,534,359)	$0	$0	$2,995,068	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

152	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$846,501	$0	$0	$0	$846,501

BNP Paribas SA	5,757,780	(3,345,494)	0	0	2,412,286

Citibank, NA	4,884,154	(258,031)	0	0	4,626,123

Goldman Sachs Bank USA	2,401,339	(2,401,339)	0	0	0

JPMorgan Chase Bank, NA	1,317,097	(626,629)	(690,468)	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	5,852,275	(5,852,275)	0	0	0

State Street Bank & Trust Co.	50,253	0	0	0	50,253

UBS AG	74,333,790	(1,317,097)	(70,800,000)	0	2,216,693

Total	$95,443,189	$(13,800,865)	$(71,490,468)	$0	$10,151,856	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

BNP Paribas SA	$3,345,494	$(3,345,494)	$0	$0	$0

Citibank, NA	258,031	(258,031)	0	0	0

Goldman Sachs Bank USA	2,469,223	(2,401,339)	0	0	67,884

JPMorgan Chase Bank, NA	626,629	(626,629)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	11,056,506	(5,852,275)	0	0	5,204,231

Societe Generale	1,203,382	0	0	0	1,203,382

UBS AG	1,317,097	(1,317,097)	0	0	0

Total	$20,276,362	$(13,800,865)	$0	$0	$6,475,497	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2021 Annual Report	153

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Australia and New Zealand Banking Group Ltd.	$754	$0	$0	$0	$754

Bank of America, NA	46,087	(46,087)	0	0	0

BNP Paribas SA	695,045	(435,337)	0	0	259,708

Citibank, NA/ Citigroup Global Markets, Inc.	1,464,671	(505,064)	(824,000)	0	135,607

Deutsche Bank AG	14,131	(14,131)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	609,202	(609,202)	0	0	0

JPMorgan Securities, LLC	175,963	(175,963)	0	0	0

Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,040,329	(1,040,329)	0	0	0

Natwest Markets PLC	27,043	0	0	0	27,043

Societe Generale	151,731	(151,731)	0	0	0

Standard Chartered Bank	147,052	(36,254)	0	0	110,798

State Street Bank & Trust Co.	2,268,118	(51,969)	0	0	2,216,149

UBS AG	8,014,872	(149,544)	(7,580,000)	0	285,328

Total	$14,654,998	$(3,215,611)	$(8,404,000)	$0	$3,035,387	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$573,908	$(46,087)	$0	$0	$527,821

Barclays Bank PLC	105,058	0	0	0	105,058

BNP Paribas SA	435,337	(435,337)	0	0	0

Citibank, NA/ Citigroup Global Markets, Inc.	505,064	(505,064)	0	0	0

Credit Suisse International	180,295	0	(180,295)	0	0

Deutsche Bank AG	860,804	(14,131)	0	(846,673)	0

Goldman Sachs Bank USA/Goldman Sachs International	1,390,028	(609,202)	0	(780,826)	0

HSBC Bank USA	42,780	0	0	0	42,780

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,210,790	(175,963)	0	(886,549)	148,278

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,749,808	(1,040,329)	0	0	709,479

Societe Generale	184,393	(151,731)	0	0	32,662

Standard Chartered Bank	36,254	(36,254)	0	0	0

State Street Bank & Trust Co.	51,969	(51,969)	0	0	0

UBS AG	149,544	(149,544)	0	0	0

Total	$7,476,032	$(3,215,611)	$(180,295)	$(2,514,048)	$1,566,078	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

154	Sanford C. Bernstein Fund, Inc.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$806,833	$0	$0	$0	$806,833

Barclays Bank PLC	1,400,510	(123,914)	(1,130,000)	0	146,596

BNP Paribas SA	877,281	(533,274)	0	0	344,007

Citibank, NA/ Citigroup Global Markets, Inc.	2,692,557	(712,161)	(1,540,000)	0	440,396

Deutsche Bank AG	751,060	0	(530,000)	0	221,060

Goldman Sachs Bank USA	380,692	(380,692)	0	0	0

JPMorgan Chase Bank, NA	5,618,068	0	(5,560,000)	0	58,068

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	3,417,474	(1,640,425)	(1,777,049)	0	0

State Street Bank & Trust Co.	14,276	(399)	0	0	13,877

UBS AG	11,440,006	(210,470)	(10,900,000)	0	329,536

Total	$27,398,757	$(3,601,335)	$(21,437,049)	$0	$2,360,373	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$123,914	$(123,914)	$0	$0	$0

BNP Paribas SA	533,274	(533,274)	0	0	0

Citibank, NA/ Citigroup Global Markets, Inc.	712,161	(712,161)	0	0	0

Credit Suisse International	485,924	0	(485,924)	0	0

Goldman Sachs Bank USA/Goldman Sachs International	1,065,129	(380,692)	(532,200)	0	152,237

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	1,640,425	(1,640,425)	0	0	0

Societe Generale	193,923	0	0	0	193,923

State Street Bank & Trust Co.	399	(399)	0	0	0

UBS AG	210,470	(210,470)	0	0	0

Total	$4,965,619	$(3,601,335)	$(1,018,124)	$0	$346,160	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2021 Annual Report	155

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$30,312	$0	$0	$0	$30,312

Barclays Bank PLC	292,336	(18,200)	0	(274,136)	0

BNP Paribas SA	248,110	(155,652)	0	0	92,458

Citibank, NA/ Citigroup Global Markets, Inc.	828,020	(131,680)	(510,000)	0	186,340

Deutsche Bank AG	300,424	0	(260,000)	0	40,424

Goldman Sachs Bank USA/Goldman Sachs International	111,388	(111,388)	0	0	0

JPMorgan Chase Bank, NA	1,299,617	(26,552)	(1,080,000)	0	193,065

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	1,494,551	(477,746)	(1,016,805)	0	0

State Street Bank & Trust Co.	18,308	(165)	0	0	18,143

UBS AG	3,330,717	(63,141)	(3,200,000)	0	67,576

Total	$7,953,783	$(984,524)	$(6,066,805)	$(274,136)	$628,318	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$18,200	$(18,200)	$0	$0	$0

BNP Paribas SA	155,652	(155,652)	0	0	0

Citibank, NA/ Citigroup Global Markets, Inc.	131,680	(131,680)	0	0	0

Credit Suisse International	260,144	0	0	(247,795)	12,349

Goldman Sachs Bank USA/Goldman Sachs International	216,402	(111,388)	0	0	105,014

JPMorgan Chase Bank, NA	26,552	(26,552)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	477,746	(477,746)	0	0	0

Societe Generale	56,472	0	0	0	56,472

State Street Bank & Trust Co.	165	(165)	0	0	0

UBS AG	63,141	(63,141)	0	0	0

Total	$1,406,154	$(984,524)	$0	$(247,795)	$173,835	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

156	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$23,384	$0	$0	$0	$23,384

Barclays Bank PLC	188,270	(16,671)	0	0	171,599

BNP Paribas SA	187,640	(117,368)	0	0	70,272

Citibank, NA/ Citigroup Global Markets, Inc.	813,137	(98,010)	(500,000)	0	215,127

Deutsche Bank AG	300,424	0	(260,000)	0	40,424

Goldman Sachs Bank USA/Goldman Sachs International	83,650	(83,650)	0	0	0

JPMorgan Chase Bank, NA	1,154,923	(20,164)	(1,110,000)	0	24,759

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	720,078	(358,609)	(361,469)	0	0

State Street Bank & Trust Co.	13,324	(291)	0	0	13,033

UBS AG	2,509,347	(46,525)	(2,400,000)	0	62,822

Total	$5,994,177	$(741,288)	$(4,631,469)	$0	$621,420	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$16,671	$(16,671)	$0	$0	$0

BNP Paribas SA	117,368	(117,368)	0	0	0

Citibank, NA/ Citigroup Global Markets, Inc.	98,010	(98,010)	0	0	0

Credit Suisse International	210,160	0	0	(210,160)	0

Goldman Sachs Bank USA/Goldman Sachs International	168,563	(83,650)	0	0	84,913

JPMorgan Chase Bank, NA	20,164	(20,164)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	358,609	(358,609)	0	0	0

Societe Generale	42,805	0	0	0	42,805

State Street Bank & Trust Co.	291	(291)	0	0	0

UBS AG	46,525	(46,525)	0	0	0

Total	$1,079,166	$(741,288)	$0	$(210,160)	$127,718	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not

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Notes to Financial Statements (continued)

present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

PORTFOLIO	2021	2020
Overlay A

Distributions paid from:

Ordinary income	$17,001,108	$22,505,099

Long-term capital gains	0	4,970,026

Total distributions paid	$17,001,108	$27,475,125

Tax-Aware Overlay A

Distributions paid from:

Ordinary income	$32,574,024	$53,912,765

Long-term capital gains	4,077,737	1,141,193

Total distributions paid	$36,651,761	$55,053,958

Overlay B

Distributions paid from:

Ordinary income	$26,500,686	$41,357,860

Long-term capital gains	5,139,074	0

Total distributions paid	$31,639,760	$41,357,860

Tax-Aware Overlay B

Distributions paid from:

Ordinary income	$9,975,981	$7,744,728

Long-term capital gains	0	0

Total taxable distributions	9,975,981	7,744,728

Tax exempt distributions	29,957,401	19,963,141

Total distributions paid	$39,933,382	$27,707,869

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PORTFOLIO	2021	2020
Tax-Aware Overlay C

Distributions paid from:

Ordinary income	$4,062,300	$2,444,068

Long-term capital gains	0

Total taxable distributions	4,062,300	2,444,068

Tax exempt distributions	7,665,430	5,643,683

Total distributions paid	$11,727,730	$8,087,751

Tax-Aware Overlay N

Distributions paid from:

Ordinary income	$1,908,675	$2,247,485

Long-term capital gains	0

Total taxable distributions	1,908,675	2,247,485

Tax exempt distributions	6,341,342	4,333,320

Total distributions paid	$8,250,017	$6,580,805

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)

Overlay A	$10,095,952	$169,487,556	$(7,842,189)	$559,942,879	$731,684,198

Tax-Aware Overlay A	0	313,151,454	(23,099,579)	1,317,749,603	1,607,801,478

Overlay B	74,435,539	75,572,767	(3,615,599)	22,670,852	169,063,559

Tax-Aware Overlay B	70,491,716	37,984,473	(73,328,699)	244,422,994	279,570,484

Tax-Aware Overlay C	25,191,550	11,355,900	(25,689,801)	69,433,007	80,290,656

Tax-Aware Overlay N	14,029,073	7,923,147	(15,049,297)	52,560,723	59,463,646

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$12,812,025

Tax-Aware Overlay C	3,977,472

Tax-Aware Overlay N	2,275,888

(b)

During the fiscal year ended September 30, 2021 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio utilized capital loss carryforwards of $15,007,585, $33,758,904, $6,610,135, $7,490,037, and $6,926,305 respectively, to offset current year net realized gains. As of September 30, 2021 Tax-Aware Overlay A Portfolio deferred $6,680,882 in qualified late-year losses. These losses will be treated as arising on October 1, 2021. As of September 30, 2021 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio deferred $7,842,189, $16,418,697, $3,615,599, $73,328,699, $25,689,801, and $15,049,297 in straddle losses, respectively.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of callable bonds.

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Notes to Financial Statements (continued)

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the accrual of foreign capital gains tax.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Portfolios did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolio is subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As the direct

160	Sanford C. Bernstein Fund, Inc.

investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely

2021 Annual Report	161

Notes to Financial Statements (continued)

to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse, particularly in light of the economic impact of the recent spread of a novel coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the 2007–2009 recession. Puerto Rico’s downturn was particularly severe. In addition, Hurricane Maria caused significant damage to Puerto Rico. Hurricane Maria and severe weather events that may occur in the future could have significant and long-lasting impacts on Puerto Rico’s economy. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

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Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow

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Notes to Financial Statements (continued)

dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB mutual funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

LIBOR Transition and Associated Risk—The Portfolios may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTE 6.	Capital-Share Transactions

As of September 30, 2021, the Sanford C. Bernstein Fund, Inc., has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios with the exception of Class 1 of the Tax-Aware Overlay A Portfolio, is allocated 300 million shares, Class 1 of the Tax-Aware Overlay A Portfolio is allocated 400 million shares.

Share transactions for each Portfolio for the years ended September 30, 2021 and September 30, 2020, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Class 1 Shares

Shares sold	6,975,931	9,674,012	$104,883,277	$119,729,191

Shares issued on reinvestment of dividends and distributions	859,674	1,383,148	12,087,010	18,658,662

Shares redeemed	(22,486,338)	(23,440,896)	(336,005,608)	(292,755,966)

Net decrease	(14,650,733)	(12,383,736)	$(219,035,321)	$(154,368,113)

Class 2 Shares

Shares sold	3,306,670	4,501,945	$49,597,763	$57,314,237

Shares issued on reinvestment of dividends and distributions	212,069	336,348	2,983,822	4,540,703

Shares redeemed	(7,696,212)	(6,014,690)	(112,985,421)	(76,543,765)

Net decrease	(4,177,473)	(1,176,397)	$(60,403,836)	$(14,688,825)

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

Class 1 Shares

Shares sold	9,190,826	13,259,385	$146,617,709	$174,460,497

Shares issued on reinvestment of dividends and distributions	1,373,308	2,217,627	20,517,230	31,645,542

Shares redeemed	(24,057,629)	(44,851,390)	(378,684,923)	(585,524,292)

Net decrease	(13,493,495)	(29,374,378)	$(211,549,984)	$(379,418,253)

Class 2 Shares

Shares sold	2,892,962	4,715,526	$46,032,730	$62,156,033

Shares issued on reinvestment of dividends and distributions	450,319	784,938	6,732,259	11,216,754

Shares redeemed	(9,870,817)	(18,952,303)	(157,428,227)	(249,019,283)

Net decrease	(6,527,536)	(13,451,839)	$(104,663,238)	$(175,646,496)

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Notes to Financial Statements (continued)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Class 1 Shares

Shares sold	6,284,207	10,330,776	$72,678,968	$109,177,108

Shares issued on reinvestment of dividends and distributions	1,996,152	2,409,907	22,576,479	25,954,700

Shares redeemed	(14,875,367)	(16,004,959)	(172,769,132)	(168,880,381)

Net decrease	(6,595,008)	(3,264,276)	$(77,513,685)	$(33,748,573)

Class 2 Shares

Shares sold	2,741,819	3,292,713	$31,726,915	$35,567,153

Shares issued on reinvestment of dividends and distributions	412,613	624,660	4,674,906	6,746,323

Shares redeemed	(5,336,524)	(5,305,376)	(61,717,417)	(56,623,195)

Net decrease	(2,182,092)	(1,388,003)	$(25,315,596)	$(14,309,719)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Class 1 Shares

Shares sold	5,932,586	10,681,471	$71,150,237	$116,429,580

Shares issued on reinvestment of dividends	1,732,503	1,265,015	20,200,980	14,180,821

Shares redeemed	(12,195,093)	(22,327,779)	(146,395,049)	(241,712,461)

Net decrease	(4,530,004)	(10,381,293)	$(55,043,832)	$(111,102,060)

Class 2 Shares

Shares sold	2,450,725	4,282,458	$29,387,920	$47,242,006

Shares issued on reinvestment of dividends	793,587	616,413	9,269,101	6,916,149

Shares redeemed	(7,116,851)	(12,746,387)	(85,527,017)	(136,961,799)

Net decrease	(3,872,539)	(7,847,516)	$(46,869,996)	$(82,803,644)

166	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Class 1 Shares

Shares sold	1,803,362	2,855,197	$21,619,226	$30,972,528

Shares issued on reinvestment of dividends	443,699	344,619	5,160,211	3,873,519

Shares redeemed	(4,060,499)	(7,247,190)	(48,307,668)	(78,693,920)

Net decrease	(1,813,438)	(4,047,374)	$(21,528,231)	$(43,847,873)

Class 2 Shares

Shares sold	125,254	2,112,043	$1,492,108	$22,544,830

Shares issued on reinvestment of dividends	260,481	210,696	3,032,003	2,370,324

Shares redeemed	(3,193,377)	(3,737,794)	(38,397,189)	(40,497,547)

Net decrease	(2,807,642)	(1,415,055)	$(33,873,078)	$(15,582,393)

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Class 1 Shares

Shares sold	943,846	2,133,996	$11,169,514	$22,688,560

Shares issued on reinvestment of dividends	443,500	362,597	5,086,947	4,032,078

Shares redeemed	(3,249,334)	(5,428,887)	(38,010,840)	(57,916,974)

Net decrease	(1,861,988)	(2,932,294)	$(21,754,379)	$(31,196,336)

Class 2 Shares

Shares sold	324,236	621,765	$3,779,188	$6,655,978

Shares issued on reinvestment of dividends	97,786	101,716	1,122,583	1,132,094

Shares redeemed	(1,458,877)	(1,947,578)	(17,394,103)	(20,552,751)

Net decrease	(1,036,855)	(1,224,097)	$(12,492,332)	$(12,764,679)

NOTE 7.	Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

2021 Annual Report	167

Notes to Financial Statements (continued)

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

168	Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Shareholders of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio (six of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 23, 2021

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

2021 Annual Report	169

2021 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2021. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	69.25%	1.11%

Tax-Aware Overlay A	78.84%	0.20%

Overlay B	2.53%	54.24%

Tax-Aware Overlay B	48.38%	9.71%

Tax-Aware Overlay C	41.14%	8.83%

Tax-Aware Overlay N	45.47%	11.71%

For the taxable year ended September 30, 2021, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$17,001,108

Tax-Aware Overlay A	32,574,024

Overlay B	1,363,830

Tax-Aware Overlay B	6,442,700

Tax-Aware Overlay C	2,141,375

Tax-Aware Overlay N	1,165,644

For the taxable year ended September 30, 2021, the long-term capital gain designations are as follows:

PORTFOLIO	LONG-TERM CAPITAL GAIN DISTRIBUTION
Tax-Aware Overlay A	$4,077,737

Overlay B	5,139,074

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

170	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Debra Perry*^

Chair

Beata D. Kirr

President

R. Jay Gerken*^

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Caglasu Altunkopru(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, Tennessee 37203

*	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
^	Member of the Pricing Committee.
(1)	The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym and Loewy and Ms. Altunkopru are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

2021 Annual Report	171

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Beata D. Kirr** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 47 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2016. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed

DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 70 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International, since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,#^ 70 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland,# 55 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

172	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
William Kristol,# 68 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 59 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	None

Donald K. Peterson,# 72 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department-Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

* * Ms. Kirr is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Pricing Committee.

2021 Annual Report	173

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Beata D. Kirr, 47	President	See biography above.

Alexander Barenboym, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Daniel J. Loewy, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Caglasu Altunkopru, 48	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2016.

Emilie D. Wrapp, 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2016.

Michael B. Reyes, 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo, 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke, 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto, 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser**, since prior to 2016.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

* * The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (212) 486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

174	Sanford C. Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolios, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2021 Annual Report	175

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 27-28, 2021.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 12, 2021, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On October 5, 2021, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the October 5, 2021 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 7, 2021, and the Adviser provided certain additional information by means of a memorandum dated October 15, 2021. The Independent Directors held a video conference meeting on October 19, 2021 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 27-28, 2021, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the October 5, 2021 and October 27-28, 2021 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

1 The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

176	Sanford C. Bernstein Fund, Inc.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will continue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic.

2021 Annual Report	177

Board Consideration of Investment Management Arrangement (continued)

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2021 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2021. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios, including the performance of the Overlay Portfolios’ dynamic asset allocation component. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios and other enhancements to portfolio management models. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2019 and 2020, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

178	Sanford C. Bernstein Fund, Inc.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, relatively recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

2021 Annual Report	179

Board Consideration of Investment Management Arrangement (continued)

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

180	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0921

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry and R. Jay Gerken qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Short Duration Plus Portfolio	2020	$11,827	$2,542	$3,451
	2021	$5,988	$1,099	$3,073
Intermediate Duration Portfolio	2020	$78,034	$2,542	$36,435
	2021	$89,964	$1,099	$38,290
Short Duration Diversified Muni Portfolio	2020	$4,004	$—	$1,775
	2021	$5,096	$—	$1,845
New York Muni Portfolio	2020	$44,897	$2,542	$16,716
	2021	$43,513	$1,099	$15,822
California Muni Portfolio	2020	$34,514	$2,542	$12,215
	2021	$33,902	$1,099	$12,306
Diversified Muni Portfolio	2020	$140,104	$2,542	$57,672
	2021	$151,778	$1,099	$55,297
Emerging Markets Portfolio	2020	$33,290	$2,542	$37,271
	2021	$30,145	$1,099	$17,545
Overlay A	2020	$69,244	$—	$56,439
	2021	$69,244	$—	$54,414
Tax-Aware Overlay A	2020	$56,655	$—	$56,438
	2021	$56,655	$—	$54,376
Overlay B	2020	$79,244	$—	$54,947
	2021	$79,244	$—	$51,970
Tax-Aware Overlay B	2020	$56,655	$—	$52,411
	2021	$56,655	$—	$51,408
Tax-Aware Overlay C	2020	$56,655	$—	$52,023
	2021	$56,655	$—	$51,132
Tax-Aware Overlay N	2020	$56,655	$—	$52,431
	2021	$56,655	$—	$51,408

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Short Duration Plus Portfolio	2020	$3,910,687	$5,993
			$(2,542)
			$(3,451)
	2021	$3,025,222	$4,172
			$(1,099)
			$(3,073)
Intermediate Duration Portfolio	2020	$3,943,671	$38,977
			$(2,542)
			$(36,435)
	2021	$3,060,439	$39,389
			$(1,099)
			$(38,290)
Short Duration Diversified Muni Portfolio	2020	$3,906,469	$1,775
			$—
			$(1,775)
	2021	$3,022,895	$1,845
			$—
			$(1,845)
New York Muni Portfolio	2020	$3,923,952	$19,258
			(2,542)
			(16,716)
	2021	$3,037,971	$16,921
			$(1,099)
			$(15,822)
California Muni Portfolio	2020	$3,919,451	$14,757
			$(2,542)
			$(12,215)
	2021	$3,034,455	$13,405
			$(1,099)
			$(12,306)
Diversified Muni Portfolio	2020	$3,964,908	$60,214
			$(2,542)
			$(57,672)
	2021	$3,077,446	$56,396
			$(1,099)
			$(55,297)
Emerging Markets Portfolio	2020	$3,944,507	$39,813
			$(2,542)
			$(37,271)
	2021	$3,039,694	$18,644
			$(1,099)
			$(17,545)
Overlay A	2020	$3,961,133	$56,439
			$—
			$(56,439)
	2021	$3,075,464	$54,414
			$—
			$(54,414)
Tax-Aware Overlay A	2020	$3,961,132	$56,438
			$—
			$(56,438)
	2021	$3,075,426	$54,376
			$—
			$(54,376)
Overlay B	2020	$3,959,641	$54,947
			$—
			$(54,947)
	2021	$3,073,020	$51,970
			$—
			$(51,970)
Tax-Aware Overlay B	2020	$3,957,105	$52,411
			$—
			$(52,411)
	2021	$3,072,458	$51,408
			$—
			$(51,408)
Tax-Aware Overlay C	2020	$3,956,717	$52,023
			$—
			$(52,023)
	2021	$3,072,182	$51,132
			$—
			$(51,132)
Tax-Aware Overlay N	2020	$3,957,125	$52,431
			$—
			$(52,431)
	2021	$3,072,458	$51,408
			$—
			$(51,408)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: November 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: November 29, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 29, 2021